UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-23235

                                     Morningstar Funds Trust

(Exact name of registrant as specified in charter)

Morningstar Funds Trust

22 W. Washington Street

                         Chicago, IL 60602

(Address of principal executive offices) (Zip code)

D. Scott Schilling

Morningstar Funds Trust

22 W. Washington Street

Chicago, IL 60602

With a copy to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street N.W., Suite 700

                         Washington, District of Columbia, 20006

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (312) 696-6000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

(a)	Report pursuant to Rule 30e-1

April 30, 2023
ANNUAL REPORT
Morningstar Funds Trust
Morningstar U.S. Equity Fund
Morningstar International Equity Fund
Morningstar Global Income Fund
Morningstar Total Return Bond Fund
Morningstar Municipal Bond Fund
Morningstar Defensive Bond Fund
Morningstar Multisector Bond Fund
Morningstar Global Opportunistic Equity Fund
Morningstar Alternatives Fund

Regulatory Update
The SEC recently adopted a rule requiring mutual funds to produce “concise and visually engaging” annual and semiannual reports to shareholders. This streamlined format is intended to highlight key information for retail shareholders to permit them to assess and monitor their fund investments. More detailed information that has historically been part of shareholder reports, such as the shareholder letter, financial statements and financial highlights, will not appear in the new streamlined shareholder reports, but may accompany the reports (in the case of the shareholder letter), or will be available free of charge upon request to the fund or via the fund's Form N-CSR filed with the SEC on its EDGAR database. The compliance date for funds to implement streamlined shareholder reports is July 24, 2024; therefore, Morningstar Funds Trust will issue its first streamlined shareholder reports beginning with its October 31, 2024 semi-annual report. The new rule requires that each series of a mutual fund issue a separate streamlined shareholder report. For example, if you are a shareholder of all nine (9) series of the Morningstar Funds Trust, you will receive nine (9) separate streamlined shareholder reports, one for each fund, upon implementation of the new rule. In addition, the new rule requires that a hard copy of a fund’s streamlined shareholder report be mailed to each shareholder, unless the shareholder elects to receive such reports electronically. If you wish to ‘opt-in’ for electronic delivery of Morningstar Funds Trust’s annual and semi-annual shareholder reports, please contact your financial advisor for assistance in enrolling your account in paperless (i.e., electronic) delivery of shareholder materials.

Morningstar Funds Trust    April 30, 2023

Introduction
Morningstar Investment Management LLC launched an open end management investment company consisting of nine separate portfolios (each a Fund) that span the investment opportunity set1. Most of these Funds are designed to provide exposure to a broad asset class, such as U.S. equities, while our active management of each Fund’s asset allocation, allocation to active managers (known as “subadvisers”), and exposures to exchange traded funds (ETFs), or direct equities allow us to adjust sub-asset class allocations (such as small-cap value) based on our valuation views and those of the subadvisers.
Concept and Structure
We created the Morningstar Funds Trust using an open architecture, multimanager approach, hiring as active subadvisers both institutional managers and other managers whose mutual funds were previously used in Morningstar® Managed PortfoliosSM. Our analysts and portfolio managers continually use research, data, and analysis from Morningstar, Inc. and its affiliates to study the subadvisers and their investments closely and determine which fit best with our investment philosophy and the investment objectives of each Morningstar Fund2. We have recommended subadvisers we believed were independent, skilled investors in their respective asset classes to manage the Funds.
Consistent with our investment approach, our asset allocation process for the Morningstar Funds is based on fundamentals and driven by valuations. We look for asset classes and sub-asset classes around the globe that, in our view, offer fundamental value relative to price. Allocations within each Fund are in line with what we believe to reflect the best risk-adjusted opportunities.
How to Read This Report
Unless stated otherwise, this report outlines the structure and performance of the assets comprised by the Morningstar Funds Trust from May 1, 2022 through April 30, 2023. Included are fund holdings, positioning and performance summaries, including relevant commentary and examples  that may aid understanding of returns for the year.
The commentary, views, and opinions in this report were current as of April 30, 2023 and are those of Morningstar Investment Management LLC. Our views reflect performance results net of fees and expenses as of the end of the reporting year.
Statements made within this report are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change views about individual holdings, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Morningstar Funds’ future investment intent.
1All references to "we" or "our" in this report, including the funds' performance summaries, refer to Morningstar Investment Management LLC.
2 Morningstar Funds Trust is an open end management investment company registered under the Investment Company Act of 1940 (as amended). Use of the term “Morningstar Funds” hereafter refers to Morningstar Funds Trust, or its individual series, as applicable.

Morningstar Funds Trust    April 30, 2023

Morningstar Funds Trust    April 30, 2023

Statement of Shareholder Rights
It is important to note that as a shareholder, you have certain rights and protections, chief among them an independent Board of Trustees (the "Trustees"), whose main role is to represent your interests.
The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each Fund. The “Independent Trustees” are Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 ("1940 Act") (e.g. not a Morningstar employee).
For more information about the Independent Trustees, please see the Fund Governance Matters section of this shareholder report.
You may contact the Trustees with comments or concerns about your investment in the Morningstar Funds:
By mail: Morningstar Funds Trust
c/o D. Scott Schilling, Chief Compliance Officer
22 West Washington Street
Chicago, IL 60602
By email: BoardofTrustees.MorningstarFundsTrust@morningstar.com

Morningstar Funds Trust    April 30, 2023

Fund Governance Matters
Who is representing you as a shareholder of a Morningstar Fund?
The Morningstar Funds’ Board of Trustees represents shareholder interests. As of April 30, 2023, the Morningstar Funds’ Board of Trustees is comprised of 5 trustees – 4 are “independent” trustees and 1 is an “interested” trustee as a result of being an employee of Morningstar. Additional information about the Board can be found in Morningstar Fund Trust's Statement of Additional Information (SAI), available at https://connect.rightprospectus.com/Morningstar. Information about the Trustees and the Board’s policies are available at https://www.morningstar.com/company/morningstar-funds-governance.
What is the diversity of the Board of Trustees?
The 4 Independent Trustees self-identify as follows:
•  3 as women, and 1 as a man; and
•  3 as white and 1 as Asian American
The 1 Interested Trustee self-identifies as a white man.
In terms of leadership positions of the Board:
•  Chair of the Board is a white woman;
•  Chair of the Governance Committee is a white woman; and
•  Chair of the Audit Committee is a white man.
How are Independent Trustees compensated?
The compensation adopted by the Board provides for an annual retainer for Independent Trustees of $148,000 per year. The Chair of the Board (an Independent Trustee) is paid an additional retainer of $43,000, while the Chair of the Audit Committee (an Independent Trustee) is paid an additional $15,000 and the Chair of the Governance Committee (an Independent Trustee) is paid an additional $10,000.
All Independent Trustees are reimbursed for expenses connected with attending a Board meeting, most notably airfare and lodging expenses. Independent Trustees’ annual retainer and costs in connection with attending a Board meeting are allocated among each of the nine Morningstar Funds. The Trust has no pension or retirement plan for the Independent Trustees.

Morningstar Funds Trust    April 30, 2023

Fund Governance Matters (continued)
Are Independent Trustees required to invest in the Morningstar Funds?
Yes, the Independent Trustees have adopted a policy to invest, at a minimum, at least $148,000 in the Funds, which is equal to the base annual retainer to be paid to each Independent Trustee. There is a phase-in period for Independent Trustees who have joined the Board after 2018 that requires them to invest at least $49,333 a year (i.e., one-third of the base annual retainer) until they have invested $148,000 in the Funds. Except for the Independent Trustee who joined the Board effective April 1, 2023, the Independent Trustees have satisfied this investment requirement as of April 30, 2023. For more information on the Independent Trustees investments in Morningstar Funds, please see the Trustee Ownership of Portfolio Shares table within the Trustees and Executive Officers section of the Statement of Additional Information available at https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Letter to Shareholders
To Our Shareholders:
Thank you for your continued confidence in Morningstar Funds.
For the fiscal year that relates to this annual report—May 1, 2022 through April 30, 2023—returns for the nine Morningstar Funds were positive excepting Morningstar Total Return Bond Fund, which suffered a 1% loss for the fiscal year. The equity funds—Morningstar US Equity Fund, Morningstar International Equity Fund, and Morningstar Global Opportunistic Equity Fund—each outpaced its respective benchmark for the year ending in April. Similarly, Morningstar Global Income Fund, a fund that owns both stocks and bonds and aims to generate competitive levels of income, finished the one-year stretch ahead of its benchmark.
The Trust’s bond funds—Morningstar Defensive Bond Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, and Morningstar Multisector Bond Fund—were less successful. Each of these funds underperformed its respective benchmark. The Morningstar Alternatives Fund also trailed its benchmark for the fiscal year.
Market Landscape & Cause for Optimism
Looking back, I recognize that 2022 was a particularly trying period for many investors. For the calendar year, U.S. stocks, as represented by the Morningstar US Market Index, were down 19%, the largest calendar year decline since 2008.
It was the decline in fixed income, however, that was particularly painful. U.S. bonds, which are commonly measured by the Bloomberg US Aggregate Bond Index, fell 13% in 2022. This loss is the largest calendar-year decline on record for the index and was poorly timed; investors often expect bond prices to demonstrate resilience when stocks fall in value.
Do we anticipate more of the same disappointing performance in 2023 and beyond? There’s no question that the concerns that roiled markets in 2022 have continued; uncertainty about interest rates and inflation remain. Moreover, we believe additional risks, like geopolitical concerns and the regional banking crisis, could have a chilling effect on the overarching economic and market climate.
We are, nevertheless, more optimistic about prospective returns. Valuations—or the prices investors pay relative to the estimated value of the underlying security—matter a great deal to long-term returns. While our assessment of valuations doesn’t suggest markets are screamingly cheap, we do consider both stocks and bonds better priced than they were at the start of 2022.
We are particularly optimistic about fixed income. Bond returns are heavily dependent on the income generated by regular coupon payments. In the wake of 2022’s losses, income levels have improved across the fixed-income market. We believe the extra padding should both help offset losses and increase returns in bond markets.

Morningstar Funds Trust    April 30, 2023

Letter to Shareholders  (continued)
Drivers of Fund Performance Last Fiscal Year
The drivers of outperformance for the equity, allocation, and alternative funds vary, though the overarching theme of value resurgence was certainly a tailwind over the fiscal year. By value, I mean stocks that typically trade at low prices relative to their estimated fair values. These “cheaper” stocks outperformed stocks that have higher earnings growth prospects but also carry higher price tags over the past year. This resurgence is the reversal of a long-term trend; growth stocks have outperformed their value brethren for the past several years.
For the underperformers, the drivers again varied by fund. In the case of the Morningstar Total Return Bond Fund, for example, one of the underlying subadvisers, or third-party managers within the Fund, had a difficult stretch in 2022 due to additional exposure to corporate bonds and higher duration, or interest rate exposure. We continually reassess our subadvisers within the Morningstar Funds and continue to have a high conviction in the subadviser in question within the Morningstar Total Return Bond Fund, which has a stronger long-term record than its one-year returns would suggest.
Longer-Term Perspective & Our Continued Commitment
Speaking of longer periods, while we closely watch one-year returns to gauge how robustly each Fund is constructed, we are far more concerned with performance over longer periods. From that lens, the Morningstar Funds are still on the newer side, having been launched less than five years ago. Still, we are modestly pleased with the since-inception track record so far. From the November 2, 2018 inception through April 30, 2023, five of the nine Morningstar Funds—Morningstar International Equity Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, Morningstar Global Opportunistic Equity Fund, and Morningstar Alternatives Fund—were ahead of their respective benchmarks.
We remain focused on constructing robust mutual funds that can generate consistent performance in a range of market environments, thereby extending and improving our long-term track record. In the meantime, we are grateful for the trust you’ve placed in us, and for your partnership in the Morningstar Funds, which we look forward to managing for decades to come.
Marta K. Norton
Chief Investment Officer, Americas
Morningstar Investment Management LLC
1 For additional information on Morningstar® Managed PortfoliosSM and how Morningstar Investment Management LLC provides a global point of view and local-market experience, please visit mp.morningstar.com.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar U.S. Equity Fund
General Information
Net Asset Value Per Share	$10.70
Total Net Assets (millions)	$1,459
Net Expense Ratio(a)	0.85%
Gross Expense Ratio(a)	0.88%
Portfolio Turnover Rate	53%
Number of Issuers	316
Number of Companies	317
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$80.95
Price-to-Earnings Ratio(b)	19.65

Ten Largest Equities (%)(c)(d)(e)
Alphabet, Inc., Class A	4.2
Microsoft Corp.	4.0
Amazon.com, Inc.	3.0
Meta Platforms, Inc., Class A	2.9
Apple, Inc.	2.6
Visa, Inc., Class A	1.5
NVIDIA Corp.	1.4
Comcast Corp., Class A	1.1
Verizon Communications, Inc.	1.1
UnitedHealth Group, Inc.	1.0
Sector Diversification (%)(c)(d)
Technology	19.5
Communications	11.9
Health Care	11.4
Industrials	10.1
Financials	9.8
Consumer Discretionary	7.9
Consumer Staples	5.4
Energy	5.0
Materials	3.7
Utilities	2.6
Real Estate	2.4

* Includes, if any, cash, short-term investments, receivables, payables and investments rounding to less than 0.05%.
(a)Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.85%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third party sources deemed reliable.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies, Master Limited Partnerships and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar U.S. Equity Fund
Investment Objective
Morningstar U.S. Equity Fund seeks long-term capital appreciation.
Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities of U.S.-based companies, and may invest up to 100% of its assets in such securities. The Fund seeks to provide broad U.S. equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. The Fund may use quantitative models to select equity securities based on certain shared characteristics as determined by the Fund's adviser. The Fund may also invest in real estate investment trusts (REITs), master limited partnerships and non-U.S. companies. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets. The Fund may invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
Over the reporting period from May 1, 2022 to April 30, 2023, the Fund gained 2.79% and topped the benchmark Morningstar U.S. Market Index’s return of 1.57%.
The 12-month period was marked by two distinct environments. In the first six months, the market fell with growth stocks leading the market lower. The Federal Reserve intensified its rate-hike cycle to combat inflation, and the war in Ukraine helped energy stocks. But the market quickly reversed course in October 2022, as long-term Treasury yields peaked and then began to fall. Large-cap stocks gained broadly in the last six months of the period, with growth stocks leading the rally. With many economists forecasting a recession in 2023, investors renewed their enthusiasm for sectors like technology that didn’t require robust Gross Domestic Product growth to improve revenue and earnings and looked ahead for signs that the Federal Reserve would start cutting rates to stave off a recession. As the period drew to a close in March 2023, the collapse of Silicon Valley Bank and Signature Bank sent regional banks lower on fears that higher interest rates would create losses in banks’ securities portfolios and increase their funding costs.
The Fund lost a bit less ground compared to the benchmark in the first half of the period. Our tilt toward value-oriented sectors, such as energy and financials, and the outperformance of our value-oriented subadvisers relative to their benchmarks, put the Fund in a position to play good defense in the decline. That said, our growth-oriented managers lagged their benchmarks, and our direct investments in mega-cap growth

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
stocks lost significant ground. As the correction turned into a rally in the second half of the period, our detractors turned into contributors. The mega-cap growth stocks rebounded strongly, and our growth-oriented managers soundly outperformed their benchmarks. As a result, the Fund outperformed more meaningfully in the second half of the period.
From a positioning perspective, we took advantage of the correction in growth stocks to unwind much of the value tilt we held for most of the past three years. We trimmed our energy exposure after an extended period of strong performance and reduced allocations to our value-oriented managers. As the market sell-off took hold, we funded an allocation to the communications services sector, where key constituents, including Alphabet Inc. and Meta Platforms Inc., had their valuations slashed.
Looking forward, the Fund's exposure to growth- and value-oriented stocks is more balanced than it has been. In the Fund’s first two years, we saw a growing disconnect between growth and value and positioned the Fund toward opportunities in value-oriented sectors such as energy and financials. But the 2022 sell-off in growth stocks narrowed the gap and left us with a more diverse opportunity set. While as of the end of the Fund's fiscal year, we’re still tilting more toward value than growth, the degree is much less pronounced. One area that hasn’t rebounded is small caps, where we’ve been overweight. We continue to be patient with that bias, and we see a path where our subadvisers in the space can add value once the macro headwinds abate.
Dan McNeela, CFA, Senior Portfolio Manager, Morningstar Investment Management LLC
Doug McGraw, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
ClearBridge Investments, LLC
Diversified large-cap growth equity across stable, cyclical and select growth companies.
Diamond Hill Capital Management, Inc.
Targeted exposure to U.S. mid-cap value companies.
Easterly Investment Partners LLC
Provides large-cap blend U.S equity exposure.
Massachusetts Financial Services Company, d/b/a MFS Investment Management
Provides large-cap value exposure, favoring higher-quality, value companies with stronger balance sheets and more consistent profitability.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
Wasatch Advisors, Inc., d/b/a Wasatch Global Investors
Small-/mid-cap growth companies with the potential to deliver more stable profits while avoiding earlier-stage companies that may lack a proven track record of revenues and earnings.
Westwood Management Corp.
Provides small-cap equity exposure with an emphasis on value.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar U.S. Equity Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[2]	Since Inception[3]
Morningstar U.S. Equity Fund	2.79%	8.28%
Morningstar U.S. Market Index[1]	1.57%	11.15%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar U.S. Equity Fund shares versus the Morningstar U.S. Market Index ("the Index") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar U.S. Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar U.S. Equity Fund
This chart does not imply future performance.

1The Morningstar U.S. Market Index is a diversified, broad-market index that targets 97% market capitalization coverage of the U.S. stock market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2022 to April 30, 2023.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar International Equity Fund
General Information
Net Asset Value Per Share	$9.94
Total Net Assets (millions)	$804
Net Expense Ratio(a)	1.00%
Gross Expense Ratio(a)	1.08%
Portfolio Turnover Rate	21%
Number of Companies	411
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$42.78
Price-to-Earnings Ratio(b)	13.08
Countries Represented	41
Emerging Markets(c)(d)	26.8%

Ten Largest Equities (%)(c)(d)(e)
Shell PLC	1.5
Allianz S.E.	1.4
Tencent Holdings Ltd.	1.4
Alibaba Group Holding Ltd.	1.2
Samsung Electronics Co. Ltd.	1.1
Taiwan Semiconductor Manufacturing Co. Ltd.	1.0
Atlas Copco AB, Class A	1.0
Lloyds Banking Group PLC	1.0
Roche Holding A.G. (Genusschein)	0.9
BNP Paribas S.A.	0.9
Sector Diversification (%)(c)(d)
Financials	15.9
Industrials	13.6
Technology	12.6
Consumer Discretionary	12.6
Consumer Staples	9.4
Health Care	8.4
Communications	7.1
Materials	6.2
Energy	5.0
Utilities	0.8
Real Estate	0.7

Region Diversification (%)(c)(d)
Europe (excluding United Kingdom)	30.7
Pacific (excluding Japan)	25.4
Japan	17.0
United Kingdom	9.2
Latin America	3.6
United States	3.1
Canada	2.0
Africa	0.9
Middle East	0.4

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 1.00%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third party sources deemed reliable.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited) (continued)
Morningstar International Equity Fund
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar International Equity Fund
Investment Objective
Morningstar International Equity Fund seeks long-term capital appreciation.
Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities. Under normal circumstances, the Fund will invest approximately 80-100% of its assets in securities of issuers domiciled outside of the United States. The Fund may invest in developed and emerging markets and will typically invest in a minimum of 10 countries. The Fund seeks to provide broad international equity exposure across market capitalizations and investment styles and has the flexibility to invest in large-cap, mid-cap, and small-cap common stocks across the growth and value style spectrum. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets. The Fund may also invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
Over the reporting period from May 1, 2022 to April 30, 2023, the Fund gained 7.61% and topped the benchmark Morningstar Global Markets ex U.S. Index’s return of 2.27%.
The 12-month period was heavily influenced by a rapidly changing macro environment. The war in Ukraine, which started in February 2022, pushed commodity prices higher as Europe worked to replace Russian supplies of oil and gas. It also put another kink in global supply chains that were just starting to untangle in the wake of the COVID disruption. Meanwhile, central bankers in Europe and the U.S. aggressively raised interest rates to combat inflation. Those factors combined to drive the Fund’s benchmark to a 14.6% loss in the first half of the period. But the mood brightened in the second half. A warmer-than-anticipated winter helped Europe cope with its energy transition, and the market began to look ahead to the end of rate hikes. In emerging markets, China suddenly reversed course on its zero-COVID policies and began to focus on supporting economic growth. Those developments spurred a rally as the Fund’s benchmark gained 19.8% in the last six months of the period. Not even the collapse of Credit Suisse in March 2023 was enough to put a dent in the rebound.
The Fund modestly outperformed in the first six months of the period. The Fund’s overweights to Germany and China were headwinds, but the subadvisers performed well, and the Fund’s dedicated energy position provided some ballast. The Fund outperformed by considerable margins in the second half of the period. Our

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar International Equity Fund
value-oriented developed-markets subadviser delivered strong performance, headlining another strong showing from our subadvisers. Also, our China overweight turned into a key contributor amid the country’s relaxation of regulatory pressure on its leading companies and a clear turn away from its zero-COVID policies.
Toward the end of the period, we trimmed allocations to positions that appreciated the most and recycled those allocations to areas that hadn’t gained as much. Part of the reallocation reduced our value tilt, pushing the portfolio to a more balanced position. The other effort was to add to emerging markets, which have underperformed developed markets and become increasingly attractive when examined through our analytical lens of assessing valuations and fundamentals.
Moving forward, we’re closely watching as opportunities in emerging markets open up. We’ve seen South Korea and Brazil join China as attractive opportunities, and we’re currently overweight all three countries. We recognize that emerging markets have been more volatile than developed markets and are more prone to geopolitical risks. At the same time, we seek to benefit from owning stocks in such countries when valuations are compelling, while taking a diversified approach and accounting for risks at the portfolio level.
Dan McNeela, CFA, Senior Portfolio Manager, Morningstar Investment Management LLC
Doug McGraw, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Harding Loevner L.P.
Provides growth-leaning exposure to non-U.S. developed equity markets.
Harris Associates L.P.
Provides value-leaning exposure to non-U.S. developed equity markets.
Lazard Asset Management LLC
Provides equity exposure to emerging-markets value companies.
T. Rowe Price Associates, Inc.
Provides exposure to emerging-markets growth companies.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar International Equity Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[2]	Since Inception[3]
Morningstar International Equity Fund	7.61%	5.34%
Morningstar Global Markets ex U.S. Index (net)[1]	2.27%	5.20%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar International Equity Fund shares versus the Morningstar Global Markets ex U.S. Index (net) ("the Index") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar International Equity Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar International Equity Fund
This chart does not imply future performance.

1The Morningstar Global Markets ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. Stocks in the index are weighted by their float capital, which removes corporate cross-ownership, government holdings and other locked-in shares. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.
2Represents performance from May 1, 2022 to April 30, 2023.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar Global Income Fund
General Information
Net Asset Value Per Share	$9.14
Total Net Assets (millions)	$215
Net Expense Ratio(a)	0.69%
Gross Expense Ratio(a)	0.69%
Portfolio Turnover Rate	63%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(b)

Equity Portfolio (44.9%)
Number of Common Stocks	128

Five Largest Sectors (%)(b)(c)
Financials	7.0
Health Care	5.6
Consumer Staples	4.6
Technology	4.3
Materials	4.3

Ten Largest Equities (%)(b)(c)(d)
Broadcom, Inc.	2.1
OPAP S.A.	1.9
Medtronic PLC	1.6
Arca Continental S.A.B. de C.V.	1.4
TF Administradora Industrial S. de R.L. de C.V.	1.4
Mercedes-Benz Group A.G.	1.3
Nippon Telegraph & Telephone Corp.	1.2
Morgan Stanley	1.2
Novartis A.G. ADR	1.1
PowerGrid Infrastructure Investment Trust	1.1
Fixed Income Portfolio (40.5%)
Number of Issuers	327

Sector Diversification (%)(b)(e)
Corporate	9.0
Asset Backed Securities	5.2
Energy	4.4
Mortgage Securities	4.2
Consumer Discretionary	4.1
Industrials	3.7
Financials	2.1
Government	2.0
Communications	1.7
Materials	1.3
Health Care	1.1
Technology	0.7
Consumer Staples	0.4
Real Estate	0.3
Utilities	0.3

Five Largest Issuers (%)(b)(d)(e)
Energy Transfer L.P.	1.9
BX Trust	0.7
Ford Motor Co.	0.7
Freddie Mac - STACR	0.6
Fannie Mae - CAS	0.5

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited) (continued)
Morningstar Global Income Fund
Credit Quality (%)(b)(e)(f)
U.S. Agency	0.3
AAA	3.0
AA	0.8
A	0.6
BBB	5.8
BB	11.6
B	12.5
CCC	3.0
C	0.1
Not Rated	2.8

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.89% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.89%, including as a result of AFFE borne by the Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.75% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Percentages shown are based on Net Assets.
(c) Excludes Master Limited Partnerships, Investment Companies and Other.
(d) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(e) Excludes Common Stocks, Master Limited Partnerships, Investment Companies and Other.
(f) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar Global Income Fund
Investment Objective
Morningstar Global Income Fund seeks current income and long-term capital appreciation.
Investment Strategies
In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the adviser’s assessment of their valuations, fundamental characteristics, and income levels. The Fund invests in investment companies such as open, closed-end or ETFs which could represent a significant percentage of the Fund’s assets. The Fund generally expects to invest at least 20% (or, if market conditions are unfavorable, at least 10%) of its assets in securities of issuers domiciled outside of the United States and may invest up to 100% of its assets in such securities.
The Fund invests in income-generating equity securities, which may include common stocks, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The Fund may invest in companies of any size from any country, including emerging markets.
The Fund also invests in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging market debt securities, mortgage-backed and asset-backed securities, convertible securities and floating-rate notes. The Fund may invest up to 60% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund's subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Global Income Fund gained 1.98% for the fiscal year ending April 30, 2023, outperforming the Fund’s blended benchmark (50% Morningstar Global Markets NR Index, 50% Bloomberg Multiverse Total Return Index), which returned -0.12% for the same period.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Global Income Fund
The past fiscal year has been a volatile period and can be marked by two distinct halves for global markets. In the first five months since May 2022, we saw that global markets continued to remain under pressure given the persistently higher-than-expected inflation readings and the resulting hawkish stance from global central banks. Interest rates rose quickly since August 2022 amid concerns around sticky inflation. During this period, both equity and credit assets lost ground. Within equity, the U.S. market posted a smaller loss than both non-U.S. developed and emerging-markets equity, and value outperformed growth slightly as the energy sector held up significantly better than the rest of the market.
The market quickly shifted to rally mode since the fourth quarter of 2022 on tentative signs that near-term energy prices and inflation may be peaking. The positive momentum was briefly disrupted in March 2023 by the banking crisis but quickly resumed in April. Value sectors gave back the outperformance over growth sectors during this second-half period, as technology and communication services stocks saw strong rebounds. European stocks enjoyed a period of strong relative outperformance compared to the rest of the world. Interest rates came down from their October high but remained range-bound throughout the rest of the fiscal year. Overall, global equity and credit assets finished the fiscal year slightly above their beginning level, while safer fixed-income assets generally remained under water.
Against this backdrop, our overweight to non-U.S. stocks through dedicated allocations to European financials, U.K. equity, and our subadviser Cullen was the biggest performance contributor. Despite the rising interest rates, our credit subadviser Western managed to post a slightly positive return in the past fiscal year and outperformed the broad fixed-income benchmark. On the other hand, positions in U.S. dividend stocks weighed on performance, as value underperformed growth since we introduced a dedicated position in the Fund in late 2022. Our allocations to preferred stocks and long-term U.S. Treasury bonds were performance drags given the recent banking crisis and the higher interest-rate environment.
Throughout the year, we continued to adjust the positioning of the Fund as we moved along the market cycle. In the beginning of the fiscal year, as interest rates moved sharply higher, we shifted to a small fixed-income overweight given the higher income potential from fixed-income assets. Later in the year, a dedicated U.S. dividend stock position was introduced to close the U.S. equity underweight, as we saw European stocks’ valuation getting richer. More recently, we took advantage of the deeply inverted yield curve and added to short-term U.S. Treasury bonds, a position that generates attractive yield and can also serve as dry powder in an event of equity and credit sell-off. Overall, we believe that the Fund is well positioned in this volatile market environment.
Marta Norton, CFA, Chief Investment Officer and Portfolio Manager, Morningstar Investment Management LLC
Richard M. Williamson, CFA, CIPM, Senior Portfolio Manager, Morningstar Investment Management LLC
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Global Income Fund
Investment Subadvisers:
Cullen Capital Management, LLC
Global income manager that seeks exposure to attractively priced, high-quality, dividend-paying companies in the U.S. and international markets, including emerging markets.
Western Asset Management Company, LLC
The multi-asset income sleeve seeks to generate high income across all global credit markets by leveraging Western Asset's best income ideas.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Global Income Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[2]	Since Inception[3]
Morningstar Global Income Fund	1.98% [4]	4.47%
Morningstar Global Income Blended Index[1]	-0.12%	4.18%
Morningstar Global Income Blended Index (prior composition) [1]	0.77%	6.23%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Global Income Fund shares versus the Morningstar Global Income Blended Index and the Morningstar Global Income Blended Index (prior composition) ("the Indices") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Income Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar Global Income Fund
This chart does not imply future performance.

1The Morningstar Global Income Blended Index is composed of 50% Morningstar Global Markets NR Index and 50% Bloomberg Multiverse Total Return Index. Previously, the Morningstar Global Income Blended Index was composed of 75% Morningstar Global Markets NR Index and 25% Bloomberg Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.
2Represents performance from May 1, 2022 to April 30, 2023.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
4Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar Total Return Bond Fund
General Information
Net Asset Value Per Share	$9.06
Total Net Assets (millions)	$813
Net Expense Ratio(a)	0.55%
Gross Expense Ratio(a)	0.73%
Portfolio Turnover Rate	302%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	6.6
Non-USD Exposure(c)(d)(e)	0.2%

Five Largest Issuers (%)(c)(d)(f)
U.S. Treasury	11.1
Federal National Mortgage Association	10.1
Government National Mortgage Association	7.0
Federal Home Loan Mortgage Corporation	6.9
Fannie Mae or Freddie Mac	2.8

Credit Quality (%)(c)(d)(g)
U.S. Treasury	11.2
U.S. Agency	12.9
AAA	6.0
AA	1.4
A	9.4
BBB	13.8
BB	1.4
CCC	0.1
CC	0.1
Not Rated	14.6
Sector Diversification (%)(c)(d)
Mortgage Securities	30.7
Government	12.7
Financials	6.4
Asset Backed Securities	4.3
Energy	3.9
Communications	2.2
Technology	1.9
Industrials	1.8
Health Care	1.7
Utilities	1.6
Consumer Discretionary	1.1
Consumer Staples	1.0
Materials	0.8
Real Estate	0.7
Corporate	0.1

Region Diversification (%)(c)(d)
United States	62.5
Latin America	4.3
Europe (excluding United Kingdom)	1.7
Pacific (excluding Japan)	1.0
United Kingdom	0.5
Canada	0.4
Middle East	0.3
Africa	0.1
Japan	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited) (continued)
Morningstar Total Return Bond Fund
fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.53%, including as a result of AFFE borne by the Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.54% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar Total Return Bond Fund
Investment Objective
Morningstar Total Return Bond Fund seeks to maximize total return while also generating income and preserving capital.
Investment Strategies
In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest up to 15% of its assets in collateralized debt obligations (CDOs), of which 10% (as a percentage of the Fund’s assets) may be in collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in short-term, high-quality fixed-income securities, cash or cash equivalents, including money market funds.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Total Return Bond Fund
Investment Commentary
The Morningstar Total Return Bond Fund declined 1.03% for the fiscal year ending April 30, 2023, underperforming the Fund’s benchmark, Bloomberg U.S. Aggregate Bond Index, which returned -0.43% for the same period.
On an absolute basis, rising Treasury yields proved to be a headwind, especially during the first half of the fiscal year. Rising and already elevated inflation led to multiple rate hikes from the Federal Reserve, as it remained aggressive in its tightening campaign. Its hawkish policy, coinciding with the highest level of inflation last seen during the 1980s, led to a sharp increase in Treasury yields over the year. To start 2023, however, investors turned optimistic that inflation would continue trending down and the Federal Reserve’s policy initiative of higher rates would be pausing. It was this optimism that led to a sharp reversal in Treasury yields and lifted risk assets. That said, it wasn’t enough to keep U.S. Treasury performance out of negative territory for the year. Credit markets fared better with U.S. corporates and U.S. high yield returning 0.7% and 1.2% over the year, respectively. The outperformance in corporate credit was primarily driven by relative strength in the second half of the year.
A contributor to the Fund’s performance versus its benchmark was an overweight to investment-grade and high-yield corporate bonds. Credit markets participated strongly in a risk-on rally to start the year and ended the fiscal year with a stretch of positive returns. An out-of-benchmark allocation to U.S. TIPS also helped relative performance. The Fund added exposure to short-term Treasury Inflation-Protected Securities (TIPS) in September 2022, as inflation expectations fell prompting an opportunity to add inflation protection to the portfolio. An overweight to duration during the period offset those gains, as U.S. Treasuries declined following a sharp rise in interest rates. Lastly, out-of-benchmark exposure to emerging-markets debt hurt performance for the year.
Going forward, the Fund appears to be well positioned following a reset of interest rates, which bolsters the long-term outlook for fixed-income assets. In light of a cloudy economic environment over the next year, the portfolio managers have been adding risk on the margin as valuation improves across a variety of sectors. Still, as many asset classes remain near or slightly above long-term averages, the Fund is positioned to be able to seek to take advantage of any further decline in assets by holding a dedicated sleeve of U.S. Treasuries.
During the period, the Fund primarily used U.S. Treasury futures and options, Eurodollar futures, and interest-rate swaps to manage its duration and yield curve exposure. These derivatives did not have a significant impact on performance but helped the portfolio managers more efficiently implement their views and manage risk in the portfolio. The Fund also used credit default swaps on investment-grade credit indexes (IG CDX) as an efficient, low-cost way of adjusting exposures to this sector.
Dan McNeela, CFA, Senior Portfolio Manager, Morningstar Investment Management LLC
Alfonzo Bruno, CFA, Portfolio Manager, Morningstar Investment Management LLC
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Total Return Bond Fund
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
BlackRock Financial Management, Inc.
Core-plus total return objective; aims to primarily invest in investment-grade, domestic fixed-income securities with opportunistic, out-of-benchmark allocations and derivatives.
Western Asset Management Company, LLC
Provides core-bond exposure seeking exposure to investment-grade, domestic fixed-income securities.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Total Return Bond Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[2]	Since Inception[3]
Morningstar Total Return Bond Fund	-1.03%	1.33%
Bloomberg U.S. Aggregate Bond Index[1]	-0.43%	1.42%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Total Return Bond Fund shares versus the Bloomberg U.S. Aggregate Bond Index ("the Index") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Total Return Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Total Return Bond Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2022 to April 30, 2023.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar Municipal Bond Fund
General Information
Net Asset Value Per Share	$9.87
Total Net Assets (millions)	$331
Net Expense Ratio(a)	0.59%
Gross Expense Ratio(a)	0.66%
Portfolio Turnover Rate	22%
Number of Issuers	389
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	4.7

Five Largest Issuers (%)(c)(d)(e)
Illinois State	1.4
Port Authority of New York & New Jersey	1.2
Maryland State Health & Higher Educational Facilities Authority Revenue	1.2
Black Belt Energy Gas District Al Gas Project Revenue	1.0
Colorado State COPS	1.0

Credit Quality (%)(c)(d)(f)
AAA	3.0
AA	30.5
A	30.4
BBB	14.0
BB	2.6
B	0.2
CCC	0.1
Not Rated	4.4
Sector Diversification (%)(c)(d)
General	15.4
Medical	13.2
Airport	9.4
Transportation	8.2
General Obligation	6.9
Higher Education	5.9
Education	4.0
Development	3.9
Water	3.6
Nursing Home	3.0
Power	2.6
School District	2.4
Multifamily Housing	1.8
Utilities	1.2
Housing	1.1
Bond Banks	0.7
Government	0.4
Tobacco Settlement	0.4
Single Family Housing	0.3
Student Loan	0.3
Pollution	0.3
Facilities	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.59% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.59%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.59% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited) (continued)
Morningstar Municipal Bond Fund
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(f) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar Municipal Bond Fund
Investment Objective
Morningstar Municipal Bond Fund seeks income exempt from federal income taxes as well as capital preservation.
Investment Strategies
In seeking income exempt from federal income taxes consistent with the preservation of capital, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of municipal issuers within the United States and its territories, the income of which is exempt from U.S. taxation. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 35% of assets in high-yield fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Municipal Bond Fund returned 1.67%, net of fees, for the fiscal year ending April 30, 2023, underperforming the Fund’s blended benchmark, (60% Bloomberg Municipal Bond Index, 40% Bloomberg Municipal 1-3 Year Bond Index), which gained 2.45% for the same period.
The fiscal year ending April 30, 2023, was characterized by a slew of macro-related uncertainty centered around high inflation and reversing accommodative monetary policy. That said, performance can be characterized as a two-act play. The first act was defined by rising interest rates and uncertainty regarding the path of inflation. This led municipal bond yields higher during the first half of the period. The second act was primarily driven by optimism surrounding the future path of inflation and the possibility of slowing hawkish monetary policy. Municipal bonds rallied as a result during the last six months of the year, as investors embraced an optimistic outlook. The year-ending 2022 was the worst year on record for municipal fund flows, which enhanced the poor results over the fiscal year. However, flows began to stall, and investors took advantage of the repricing within the sector, leading to positive performance during the first four months of 2023.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Municipal Bond Fund
The Morningstar Municipal Bond Fund posted positive results over the period, though underperformed its benchmark. The Fund's out-of-benchmark exposure to below investment-grade municipal bonds caused the Fund to underperform its benchmark, as below investment-grade municpal bonds underperformed investment grade municipal bonds. The Bloomberg Municipal High Yield Index declined 40 basis points versus a gain of 2.9% for the broad municipal index. The Fund’s quality positioning also detracted from performance. An overweight to A and BBB-rated munis detracted from performance, as this cohort underperformed AAA and AA-rated bonds. Similarly, a preference for revenue bonds over general obligation bonds hurt performance as the sectors returned 2.8% and 3.2%, respectively. However, the Fund’s duration positioning helped performance for the year. Despite a significant climb in interest rates over the first half of the period, intermediate and long-bond exposure outperformed that of shorter-dated debt.
Dan McNeela, CFA, Senior Portfolio Manager, Morningstar Investment Management LLC
Alfonzo Bruno, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
Allspring Global Investments, LLC
Exposure to intermediate and short-term municipal bonds and derivatives, including investment-grade and below-investment-grade securities.
T. Rowe Price Associates, Inc.
Core-plus exposure to intermediate and long-term municipal bonds and derivatives, including both investment-grade and below-investment-grade securities.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Municipal Bond Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[2]	Since Inception[3]
Morningstar Municipal Bond Fund	1.67%	1.83%
Morningstar Municipal Bond Blended Index[1]	2.45%	1.81%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Municipal Bond Fund shares versus the Morningstar Municipal Bond Blended Index ("the Index") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Municipal Bond Fund is a professionally managed portfolio while the Index is not available for direct investment, is unmanaged and does not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Municipal Bond Fund
This chart does not imply future performance.

1The Morningstar Municipal Bond Blended Index is composed of 60% Bloomberg Municipal Bond Index and 40% Bloomberg Municipal 1-3 Year Bond Index. The Bloomberg Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Bloomberg Municipal 1-3 Year Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2022 to April 30, 2023.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar Defensive Bond Fund
General Information
Net Asset Value Per Share	$9.49
Total Net Assets (millions)	$135
Net Expense Ratio(a)	0.52%
Gross Expense Ratio(a)	0.68%
Portfolio Turnover Rate	16%
Number of Issuers	212
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	2.0
Non-USD Exposure(c)(d)(e)	0.0%

Five Largest Issuers (%)(c)(d)(f)
Golub Capital Partners Funding	2.3
PFS Financing Corp.	2.2
Cerberus	2.1
Westlake Automobile Receivable	1.5
VCP CLO II Ltd	1.4

Credit Quality (%)(c)(d)(g)
U.S. Treasury	0.8
U.S. Agency	0.1
AAA	18.3
AA	2.2
A	4.0
BBB	1.3
BB	1.6
B	3.4
CCC	0.2
Not Rated	12.6
Sector Diversification (%)(c)(d)
Asset Backed Securities	32.8
Mortgage Securities	4.7
Corporate	2.1
Financials	2.0
Government	0.8
Consumer Discretionary	0.6
Industrials	0.6
Real Estate	0.5
Communications	0.4

Region Diversification (%)(c)(d)
United States	35.9
Latin America	8.0
Canada	0.5
Europe (excluding United Kingdom)	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.48% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.48%, including as a result of AFFE borne by the Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited) (continued)
Morningstar Defensive Bond Fund
Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.55% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies, Common Stocks and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar Defensive Bond Fund
Investment Objective
Morningstar Defensive Bond Fund seeks capital preservation.
Investment Strategies
In seeking capital preservation, the Fund will normally invest at least 80% of its assets in a diversified portfolio of debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. Under normal conditions, the Fund intends to pursue a defensive strategy of limiting its interest-rate sensitivity by maintaining a portfolio duration of three years or less. The Fund may also invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in short- and intermediate-term investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. and non-U.S. government debt securities, and mortgage-backed and asset-backed securities. In most market environments, the Fund will not invest more than 20% of assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest a significant portion of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Defensive Bond Fund returned 0.63% for the fiscal year ending April 30, 2023, underperforming the Fund’s benchmark (Bloomberg U.S. Aggregate 1-3 Year Index), which returned 1.15% for the same period.
Despite positive performance for the period, rising Treasury yields proved to be a headwind especially during the first half of the fiscal year. Over the period, the U.S. 2-year Treasury rose from 2.6% to 4% by the end of April 2023. Rising and already elevated inflation led to multiple rate hikes from the Federal Reserve, as it remained aggressive in its tightening campaign. Its hawkish policy, coinciding with the highest level of inflation last seen during the 1980s, led to the sharp increase in Treasury yields over the year. To start 2023, however, investors turned optimistic that inflation would continue trending down and the Fed’s policy initiative of higher rates

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Defensive Bond Fund
would be pausing. It was this optimism that led to a sharp reversal in Treasury yields and lifted risk assets. During the first half of the fiscal year, fixed-income markets were solidly negative, led by intermediate and long-term Treasuries and U.S. corporates. However, fixed income broadly fated better in the last six months of the period.
A contributor to the Fund’s performance versus its benchmark was an overweight to investment-grade and high-yield corporate bonds. Credit markets participated strongly in a risk-on rally to start 2023 and ended the fiscal year with a stretch of positive returns. Conversely, an out-of-benchmark allocation to short-term U.S. Treasury Inflation-Protected Securities (TIPS) detracted from performance. The Fed’s monetary policy action over the period led to a rise in real rates and a decline in inflation expectations, leading to U.S. TIPS underperformance relative to nominal U.S. Treasuries. An overweight to intermediate-term Treasuries during the period also detracted despite positive absolute returns.
Going forward, we believe the Fund appears to be well positioned following a reset of interest rates, which bolsters the long-term outlook for fixed-income assets. In light of a cloudy economic environment over the next year, the portfolio managers have been adding risk on the margin as valuation improves across a variety of sectors. Still, as many asset classes remain near or slightly above long-term averages, we believe the Fund is positioned to be able to take advantage of any further decline in assets given its allocation to liquid U.S. Treasuries and cash sleeve.
Richard M. Williamson, CFA, CIPM, Senior Portfolio Manager, Morningstar Investment Management LLC
Alfonzo Bruno, CFA, Portfolio Manager, Morningstar Investment Management LLC
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadviser:
First Pacific Advisors, LP
Diversified portfolio of short-duration, fixed-income securities designed to anchor a portfolio of defensive assets.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Defensive Bond Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[3]	Since Inception[4]
Morningstar Defensive Bond Fund	0.63%	1.49%
Bloomberg U.S. Aggregate Bond Index[1]	-0.43%	1.42%
Bloomberg U.S. Aggregate 1-3 Year Index[2]	1.15%	1.27%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Defensive Bond Fund shares versus the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Aggregate 1-3 Year Index ("the Indices") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Defensive Bond Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Defensive Bond Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.
2The Bloomberg U.S. Aggregate 1-3 Year Index consists of publicly issued, investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
3Represents performance from May 1, 2022 to April 30, 2023.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar Multisector Bond Fund
General Information
Net Asset Value Per Share	$8.77
Total Net Assets (millions)	$176
Net Expense Ratio(a)	0.80%
Gross Expense Ratio(a)	0.93%
Portfolio Turnover Rate	131%
Number of Issuers	687
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Portfolio Characteristics
Effective Duration (years)(b)	5.4
Non-USD Exposure(c)(d)(e)	19.8%

Five Largest Issuers (%)(c)(d)(f)
Republic of South Africa	2.4
Mexican Bonos Desarollo	2.3
Government of Indonesia	2.2
Nota Do Tesouro Nacional	1.9
Thailand Government Bond	1.8

Credit Quality (%)(c)(d)(g)
U.S. Treasury	0.9
AAA	0.2
AA	3.6
A	14.8
BBB	27.0
BB	24.7
B	13.2
CCC	3.7
C	0.1
Not Rated	6.0
Sector Diversification (%)(c)(d)
Government	33.4
Financials	11.1
Energy	10.1
Communications	7.5
Consumer Discretionary	6.0
Health Care	4.8
Utilities	4.5
Industrials	4.1
Technology	4.0
Materials	3.4
Consumer Staples	2.2
Real Estate	1.9
Mortgage Securities	0.7
Asset Backed Securities	0.3
Corporate	0.2

Region Diversification (%)(c)(d)
United States	45.1
Latin America	14.0
Pacific (excluding Japan)	11.3
Europe (excluding United Kingdom)	8.8
Middle East	6.6
Africa	4.8
Canada	1.8
United Kingdom	1.0
Japan	0.8

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited) (continued)
Morningstar Multisector Bond Fund
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.80% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.80%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.80% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Effective duration is a measure of a Fund's interest-rate sensitivity—the longer a Fund's duration, the more sensitive the Fund is to shifts in interest rates. Duration is determined by a formula that includes coupon rates and bond maturities. Small coupons tend to increase duration, while shorter maturities and higher coupons shorten duration.
(c) Percentages shown are based on Net Assets.
(d) Excludes Common Stocks, Convertible Preferred Stocks and Other.
(e) Non-USD currency exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.
(g) Credit quality ratings are based on the conservative average of Moody’s, S&P Global and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in S&P Global’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in S& P Global’s nomenclature, range from A‐1 to D (in default). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar Multisector Bond Fund
Investment Objective
Morningstar Multisector Bond Fund seeks total return through a combination of current income and capital appreciation.
Investment Strategies
In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These may include U.S. and non- U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.
The Fund invests in investment grade and below investment grade fixed-income securities. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, forward foreign currency contracts and currency options, for risk management purposes or as part of its investment strategies. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
The Morningstar Multisector Bond Fund gained 0.23% for the fiscal year ending April 30, 2023, underperforming the Fund’s blended benchmark (20% Bloomberg US Corp Bond Index, 40% Bloomberg US Corporate High Yield Index, 20% JPM EMBI Global Diversified Index, and 20% JPM GBI-EM Global Diversified Index), which returned 1.83% for the same period.
The past fiscal year has been a volatile period for credit assets, with concerns over rising interest rates, inflation, an ultra-hawkish Fed, and geopolitical uncertainty roiling global markets. During the fiscal year, the Fed hiked rates eight times for a total increase of 450 basis points (bps) in response to persistently high inflation. Treasury yields reacted in historic fashion to both inflation data and aggressive policy changes by pushing up rates across the curve. The 10-year Treasury yield rose 165 bps from August to its peak level in

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Multisector Bond Fund
October 2022 and remained range-bound for the rest of the fiscal year. The fear of a Fed-induced recession pushed credit spreads to widen meaningfully in the beginning of the fiscal year. As inflation became less sticky later in the year, credit spreads compressed from their peak level in the second quarter of 2022 before the banking crisis in March 2023 introduced another short period of heightened spread volatility. Overall, spreads for U.S. high-yield bonds and dollar-denominated emerging-markets bonds ended the fiscal year 64 bps and 46 bps wider, respectively, while the U.S. investment-grade corporate bonds index saw its spread returned to its beginning-of-the-year level. On the other hand, emerging-markets countries entered this round of the tightening cycle earlier than developed countries, leading to less aggressive rate movements. We saw the yield for local currency-denominated emerging-markets countries end the year at a lower level from where it started. U.S. dollar weakening in the later half of the fiscal year helped offset the currency losses from the first half.
Despite the challenging backdrop for fixed-income markets, most credit assets managed to post positive return for the fiscal year. We saw a 6.6% return from local currency-denominated emerging-market bonds, followed by U.S. high yield and U.S. investment-grade corporate bonds, which posted 1.2% and 0.7% returns for the fiscal year, respectively. The only exception was dollar-denominated emerging-market bonds, which lost 0.9% over the fiscal year due to spread widening and their long duration profile.
While our overweight to emerging-market bonds added value from a sector-allocation perspective, all three subadvisers trailed their benchmarks over the fiscal year. Our high-yield subadviser Loomis was hurt by security selection in high-yield, convertible, and securitized bonds. While our emerging-markets bonds subadviser TCW posted strong relative performance from its holdings in hard currency-denominated emerging-market bonds, its local-currency bonds detracted value due to its underweight to Turkey, Poland, and its exposure to South Africa. The newly added investment-grade corporate bond subadviser Voya trailed its benchmark due to its allocation in high-yield bonds in the second quarter of 2022, when high yield significantly underperformed its investment-grade counterparts. The losses were partially offset by strong performance in 2023, but not enough to completely close the performance gap for the fiscal year.
Looking ahead, we believe the Fund is positioned defensively given where we are in the credit cycle. We maintain a high-yield underweight and overweight to higher-quality credit assets. Moreover, our subadvisers place a stronger focus on being selective. Overall, we believe the Fund is well positioned as we navigate through the volatile market environment in the coming year.
Richard M. Williamson, CFA, CIPM, Senior Portfolio Manager, Morningstar Investment Management LLC
Alfonzo Bruno, CFA, Portfolio Manager, Morningstar Investment Management LLC
Hong Cheng, CFA, Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Multisector Bond Fund
Investment Subadvisers:
Loomis, Sayles & Company, L.P.
High-yield bond exposure with opportunistic bond allocations to bank loans, convertible bonds, investment-grade credit, agency and non-agency mortgage-backed securities.
TCW Investment Management Company LLC
Diversified, emerging-markets bond exposure across hard-currency, local-currency, and corporate emerging-markets debt.
Voya Investment Management Company, LLC
U.S. Investment grade corporate bond strategy with opportunistic exposure to high-yield credits.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Multisector Bond Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[2]	Since Inception[3]
Morningstar Multisector Bond Fund	0.23%	0.70%
Morningstar Multisector Bond Blended Index[1]	1.83%	2.02%
Morningstar Multisector Bond Blended Index (prior composition)[1]	2.35%	2.03%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Multisector Bond Fund shares versus the Morningstar Multisector Bond Blended Index and the Morningstar Multisector Bond Blended Index (prior composition) ("the Indices") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Multisector Bond Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Multisector Bond Fund
This chart does not imply future performance.

1The Morningstar Multisector Bond Blended Index is composed of 40% Bloomberg U.S. Corporate High Yield Index, 20% J.P. Morgan EMBI Global Diversified Index, 20% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, and 20% Bloomberg U.S. Corporate Bond Index. Prior to May 2, 2022, the Morningstar Multisector Bond Blended Index was composed of 50% Bloomberg U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global Diversified Index, and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified. The Bloomberg U.S. Corporate High Yield Index represents the universe of fixed rate, non-investment grade securities in which the Fund invests. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The JPMorgan Government Bond Index-Emerging Markets Global Diversified is a global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Bloomberg U.S. Corporate Bond Index is a broad-based index that measures the investment grade, fixed-rate, taxable, corporate bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
2Represents performance from May 1, 2022 to April 30, 2023.
3Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar Global Opportunistic Equity Fund
General Information
Net Asset Value Per Share	$9.77
Total Net Assets (millions)	$233
Net Expense Ratio(a)	0.87%
Gross Expense Ratio(a)	0.87%
Portfolio Turnover Rate	47%
Number of Issuers	231
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(b)

Portfolio Characteristics
Weighted Average Market Capitalization (billions)	$54.41
Price-to-Earnings Ratio(b)	13.83
Countries Represented	24
Emerging Markets(c)(d)	5.7%

Ten Largest Equities (%)(b)(c)(d)
Fresenius Medical Care A.G. & Co. KGaA	1.8
Cognizant Technology Solutions Corp., Class A	1.7
CVS Health Corp.	1.7
Alphabet, Inc., Class A	1.5
eBay, Inc.	1.5
H&R Block, Inc.	1.4
International Game Technology PLC	1.4
National Grid PLC	1.2
Secom Co. Ltd.	1.2
Visa, Inc., Class A	1.1
Sector Diversification (%)(b)(c)
Communications	10.4
Health Care	8.7
Industrials	7.2
Consumer Discretionary	7.0
Financials	4.7
Technology	4.4
Energy	3.8
Consumer Staples	2.5
Utilities	2.2
Materials	0.8
Real Estate	0.2

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 1.00%, including as a result of AFFE borne by the Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.93% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third party sources deemed reliable.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.
(e) The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of current or future trading activity.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar Global Opportunistic Equity Fund
Investment Objective
Morningstar Global Opportunistic Equity Fund seeks long-term capital appreciation over a full market cycle.
Investment Strategies
In seeking long-term capital appreciation over a full market cycle, the Fund has significant flexibility and invests predominantly in equities across asset classes and geographies according to the portfolio management team’s assessment of their valuations and fundamental characteristics. The Fund will normally invest at least 80% of its assets in equity securities. The Fund invests in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests in equity securities, which may include common stocks and real estate investment trusts (REITs). The Fund may invest in companies of any size from any country, including emerging markets. Under normal market conditions, the Fund will invest significantly (e.g., at least 40% of its assets, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its assets) in companies organized or located in multiple countries outside the United States or doing a substantial amount of business in multiple countries outside the United States.
To meet its objective, the Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non-U.S. corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Investment Commentary
Over the reporting period from May 1, 2022 to April 30, 2023, the Fund gained 5.03% and topped the benchmark Morningstar Global Markets NR Index’s return of 1.57%.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Global Opportunistic Equity Fund
On May 2, 2022 the Fund moved to a 100% equity benchmark and positioning transitioned to reflect that. This did not impact relative performance but increased the absolute level of return the Fund generated during this period.
The 12-month period was marked by a variety of factors that drove asset returns. The Federal Reserve aggressively hiked interest rates putting pressure on both fixed income and equities; the conflict in Ukraine had meaningful impacts on energy prices and the European economy; uncertainty around government policies in China impacted not only their domestic equity market but the global economy; and the banking crisis in the U.S. spurred uncertainty around the U.S. economy and the future of the banking sector.
The Fund was able to outperform through this environment for various reasons. Our positions in energy stocks were certainly a tailwind given their strong performance as a consequence of the Russia/Ukraine conflict. Meaningful underweights to the large-cap growth names in the U.S. to begin the period were also a contributor to relative performance, as those names lost meaningful amounts of value in the first half of the 12-month period. Dedicated positions in markets like the U.K. and Japan also outperformed the benchmark. Finally, our subadviser delivered strong returns during this period through active stock selection. Positions that detracted from performance include exposures to US Banks and Small Cap stocks.
From a positioning perspective, we took advantage of the correction in U.S. growth stocks to add exposure to the U.S. broadly, as well as to the communications services sector specifically, where companies such as Meta Platforms Inc. and Alphabet Inc. had become more attractively priced. We funded this increased exposure to the U.S. through trims to our non-U.S. positions that had performed well such as the U.K., Japan, Germany, and European financials.
Looking forward, we believe the Fund is balanced and prepared for a wide variety of market environments given the uncertainty we see in the global economy moving forward. In addition to the increased exposure to the U.S. equity market and growth stocks, we have allocations to idiosyncratic opportunities such as China, Brazil, and South Korea where we see attractive reward-for-risk prospects.
Marta Norton, CFA, Chief Investment Officer and Portfolio Manager, Morningstar Investment Management LLC
Richard M. Williamson, CFA, CIPM, Senior Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadviser:
Lazard Asset Management LLC
Anchor global equity exposure focused on quality, attractively valued stocks, which have appeal throughout a market cycle.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Global Opportunistic Equity Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[3]	Since Inception[4]
Morningstar Global Opportunistic Equity Fund	5.03% [5]	6.65%
Morningstar Global Markets NR Index[1]	1.57%	8.16%
Morningstar Unconstrained Allocation Blended Index[2]	-0.12%	4.18%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Global Opportunistic Equity Fund shares versus the Morningstar Global Markets NR Index and the Morningstar Unconstrained Allocation Blended Index ("the Indices") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Global Opportunistic Equity Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or certain taxes. The comparison is shown for illustration purposes only.
Morningstar Global Opportunistic Equity Fund
This chart does not imply future performance.

1Effective May 2, 2022, the Fund changed its benchmark from the Morningstar Unconstrained Allocation Blended Index to the Morningstar Global NR Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world.
2Prior to May 2, 2022, the Morningstar Unconstrained Allocation Blended Index was composed of 50% Morningstar Global Markets NR Index and 50% Bloomberg Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to those who do not benefit from double taxation treaties. Investors should note that such indices do not reflect the deduction of fees, expenses or other taxes.
3Represents performance from May 1, 2022 to April 30, 2023.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
5Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from the amount reported in the Financial Highlights.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Fund Information (unaudited)
Morningstar Alternatives Fund
General Information
Net Asset Value Per Share	$9.78
Total Net Assets (millions)	$275
Net Expense Ratio(a)	1.36%
Gross Expense Ratio(a)	1.50%
Portfolio Turnover Rate	358%
Fund Inception	November 2, 2018
No sales charges or distribution fees

Asset Allocation(c)

Allocation Strategy Type (%)(b)
Convertible Arbitrage	21.0
Merger Arbitrage	22.4
Multi-Strategy	40.8
Short-term investments and ETFs	15.8
Region Diversification (%)(c)(d)
United States	73.3
Europe (excluding United Kingdom)	2.1
Canada	1.5
Pacific (excluding Japan)	1.2
United Kingdom	1.1
Japan	0.7
Latin America	0.1

* Includes, if any, cash, short-term investments, receivables, payables, derivatives and investments rounding to less than 0.05%.
(a) Expense ratios are as of the most recent Prospectus dated August 31, 2022, as amended and restated January 1, 2023. Net expense ratio reflects fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses whereas the gross expense ratio does not. Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.29% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 1.29%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2023, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.20% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2023, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
(b) Percentages shown are based on Total Investments excluding derivatives.
(c) Percentages shown are based on Net Assets.
(d) Excludes Investment Companies and Other.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited)
Morningstar Alternatives Fund
Investment Objective
Morningstar Alternatives Fund seeks long-term capital appreciation and low sensitivity to traditional U.S. asset classes.
Investment Strategies
In seeking long-term capital appreciation and low sensitivity to traditional U.S. asset classes, the Fund allocates assets to strategies that provide alternative sources of return including (i) long/short macro strategies; (ii) long/short alpha strategies; (iii) merger arbitrage strategy; and (iv) convertible arbitrage strategy. The Fund will normally invest in both U.S. and non-U.S. securities, including securities of companies located in emerging markets. The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. The Fund may also seek returns through core allocation across fixed income and equity markets.
In particular, the Fund has the latitude to invest in the following alternative strategies:
Long-Short Equity—Combines long equity positions with short equity positions (selling borrowed securities). Since the strategy is both long and short, total net exposure is typically less than 100%.
Convertible Arbitrage—Includes the purchase of convertible securities and the sale of the underlying common stock. These securities tend to be convertible bonds or convertible preferred stocks that may be converted into the stock of the same company.
Merger Arbitrage—Seeks to profit from the successful completion of corporate re-organizations. The process typically involves purchasing shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. Hedging strategies may be used to reduce market exposure and volatility.
Credit Arbitrage—Seeks to exploit the mispricing of different classes of securities that are usually of the same company, and may include investments in investment-grade and/or non-investment-grade corporate debt (otherwise known as junk bonds), credit derivatives, loans, equities, credit index securities, and private debt.
Global Macro—Establishes long (number of contracts bought exceeds number sold) with a short (number of contracts sold exceeds number bought) exposures around the globe to take advantage of what the subadvisers believe to be attractive opportunities. This strategy may include investments in fixed-income and equity securities and a wide variety of derivative instruments. Such investments will likely have significant exposure to foreign investments and may be concentrated in a geographic region or country.
Hedged Equity—Seeks to limit investment loss by creating a transaction that offsets an existing position in a contract that provides the right to buy or sell shares of a security at a specific price for a certain time. Specifically, this strategy attempts to reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries; the strategy strives to achieve this by matching short positions within each area against long positions. This strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral in order to achieve low beta exposures to certain market indexes.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Market Neutral—Attempts to significantly reduce the systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries. This strategy seeks to achieve this by matching short positions within each area against long positions, and the strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral. In attempting to significantly reduce systematic risk, issue selection may be emphasized, with profits dependent on the ability to sell short and buy long the chosen securities.
Nontraditional Bond—Pursues strategies that diverge in one or more ways from conventional practice in the broader bond-fund universe. In pursuing this strategy, the Fund may seek to avoid losses and produce returns uncorrelated with the overall bond market and may employ a variety of methods to achieve those aims, including investing tactically across a wide swath of individual sectors, including high-yield and foreign debt.
Debt Securities—Investment in debt securities may include U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, mortgage to-be-announced (“TBA”) securities, emerging market debt securities, preferred securities, structured products, credit-linked notes, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. These debt securities may be of any credit quality, which may include investment grade securities and high yield securities, including unrated securities (commonly called “junk bonds”). The Fund may invest in fixed, variable and floating rate instruments, including participations and assignments, of any duration or maturity.
Equity Securities—Investment in equity securities may include common stock, preferred stock, securities convertible into common stock, including contingent convertible bonds which are securities convertible into equity if a pre-specified trigger event occurs, and non-convertible preferred stock.
Derivatives—Exposure to equity securities may be done through derivatives which at times may be significant. Types of derivatives include, but are not limited to, swaps, (including total return some of which may be referred to as contracts for difference), credit default, index and interest rate swaps; options; forward contracts; futures; options on futures and swaps; and foreign exchange transactions, for hedging purposes, as well as to enhance returns. Use of derivatives may be to maintain a portion of its portfolio long and short positions. Investments in indexed and inverse securities may also be made to provide a potential return based on a particular index of value or interest rates. This strategy may also include investments in repurchase agreements, reverse repurchase agreements and dollar rolls.
Short Sales—Short sales may be used for hedging purposes or to enhance total return. Short sales “against the box” may also be used. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
Currency—The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. As a result, the Fund may have significant exposure to foreign currencies and investments in non-U.S. dollar-based assets may be made on a currency hedged or unhedged basis.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Investment Commentary
The Morningstar Alternatives Fund returned 0.42% for the fiscal year ending April 30, 2023, underperforming the Fund’s benchmark (the Morningstar U.S. Cash T-Bill TR USD Index), which returned 3.02% for the same period.
This period was characterized by high levels of volatility, as inflation and rising interest rates roiled equity and fixed-income markets alike. The Fund generated returns that were competitive with broad equity and fixed-income indexes over this time frame while experiencing meaningfully less volatility—a testament to its diversifying properties relative to traditional assets.
The Fund continues to feature allocations to three main sub-strategies: convertible arbitrage, merger arbitrage, and systematic multi-strategy, which is a combination of approaches featuring global macro, long-short equity, and long-only directional asset allocation. All three sub-strategies delivered modestly positive returns on a gross-of-fees basis over the 12-month period ended April 30, 2023. SSI Investment Management, the Fund’s convertible arbitrage manager, was aided by income generated from the convertible bonds it holds and volatility monetization, while price movements weighed on its returns. Water Island Capital, the Fund’s merger arbitrage manager, generated positive returns despite a challenging environment for mergers and acquisitions. Lastly, BlackRock Financial Management, the Fund’s systematic multi-strategy manager, generated positive returns as its defensive equity long/short sleeve performed well throughout 2022 and its directional asset-allocation sleeve performed well in the first four months of 2023.
Derivatives had a modest effect on Fund performance. Within the Fund’s merger arbitrage sleeve, derivatives used to implement portfolio-level and deal-level hedges contributed slightly to performance. Within the Fund’s convertible arbitrage sleeve, the use of derivatives to hedge interest rate and credit exposure outweighed the benefits from option writing. Derivatives did not have a material impact on the Fund’s systematic multi-strategy sleeve.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
We are constructive about the Fund’s return prospects on a go-forward basis. Higher interest rates enhance the return profile of the Fund’s sub-strategies and the Fund’s managers continue to find ample opportunities to deploy capital today. As always, we thank you for your continued confidence in our investment approach.
Marta Norton, CFA, Chief Investment Officer and Portfolio Manager, Morningstar Investment Management LLC
Richard M. Williamson, CFA, CIPM, Senior Portfolio Manager, Morningstar Investment Management LLC
Investment Adviser:
Morningstar Investment Management LLC
Investment Subadvisers:
BlackRock Financial Management, Inc.
Seeks to deliver equity upside participation, balanced returns through defensive alpha and diversified fixed income exposure. The systematic, credit-oriented approach can offer downside protection.
SSI Investment Management LLC
Short-term cash exposure that pursues minimal correlation to broad markets and bond-like volatility through an unlevered convertible arbitrage strategy.
Water Island Capital, LLC
Seeks to provide cash-plus returns while remaining broadly uncorrelated to equity markets.

Morningstar Funds Trust    April 30, 2023

Performance Summary (unaudited) (continued)
Morningstar Alternatives Fund
Performance at a glance
Average Total Returns as of 04/30/23	1 year[3]	Since Inception[4]
Morningstar Alternatives Fund	0.42%	2.56%
Bloomberg U.S. Aggregate Bond Index[1]	-0.43%	1.42%
Morningstar U.S. Cash T-Bill TR USD[2]	3.02%	1.38%
Illustration of an assumed investment of $10,000
The following graph depicts the performance of Morningstar Alternatives Fund shares versus the Bloomberg U.S. Aggregate Bond Index and the Morningstar U.S. Cash T-Bill TR USD ("the Indices") from its inception (November 2, 2018) to April 30, 2023 (the Fund's fiscal year end). Shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that Morningstar Alternatives Fund is a professionally managed portfolio while the Indices are not available for direct investment, are unmanaged and do not include fees, expenses or taxes. The comparison is shown for illustration purposes only.
Morningstar Alternatives Fund
This chart does not imply future performance.

1The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. The Bloomberg U.S. Aggregate Bond Index has been added in order to provide shareholders with a broader market comparison.
2The Morningstar U.S. Cash T-Bill TR USD index measures the performance of a 13-week U.S. Treasury Bill, and is the index against which the Fund is primarily managed. Investors should note that indices do not reflect the deduction of fees, expenses or taxes. In 2020, the Fund replaced FTSE, its prior U.S. Treasury bill index provider, with Morningstar in order to reduce licensing fees borne by the Fund.
3Represents performance from May 1, 2022 to April 30, 2023.
4Inception Date is November 2, 2018. Returns are annualized for periods greater than 1 year.
Past performance does not predict future performance, and the performance information provided, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares held through advisory programs are subject to a program fee, which, if included, would have reduced performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For performance current to the most recent month-end, please go to https://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar U.S. Equity Fund
	Number of Shares	Value
Common Stocks – 89.7%
Aerospace & Defense – 2.0%
Boeing (The) Co.*	9,598	$ 1,984,674
General Dynamics Corp.	39,076	8,531,854
Moog, Inc., Class A	15,468	1,393,822
Northrop Grumman Corp.	12,593	5,808,773
Raytheon Technologies Corp.	117,341	11,722,366
		29,441,489
Apparel & Textile Products – 0.7%
Hanesbrands, Inc.(a)	159,597	836,288
NIKE, Inc., Class B	73,200	9,275,904
VF Corp.	31,663	744,397
		10,856,589
Asset Management – 0.7%
BlackRock, Inc.	3,778	2,535,794
Cohen & Steers, Inc.	29,905	1,796,094
Hamilton Lane, Inc., Class A	41,293	3,042,468
KKR & Co., Inc.	27,716	1,470,888
Stifel Financial Corp.	11,045	662,369
		9,507,613
Automotive – 0.9%
Aptiv PLC*	49,871	5,129,731
BorgWarner, Inc.	14,519	698,800
Fox Factory Holding Corp.*	18,593	2,061,406
Methode Electronics, Inc.	18,606	762,660
Tesla, Inc.*	16,300	2,678,253
XPEL, Inc.*	22,554	1,647,795
		12,978,645
Banking – 2.9%
Atlantic Union Bankshares Corp.	45,734	1,308,907
Bank OZK	135,337	4,834,238
Banner Corp.	14,858	741,711
BOK Financial Corp.	16,296	1,366,746
Citigroup, Inc.	66,986	3,153,031
City Holding Co.	16,417	1,497,066
First Bancorp	42,305	1,302,148
JPMorgan Chase & Co.	69,525	9,611,136
National Bank Holdings Corp., Class A	22,345	710,571
PNC Financial Services Group (The), Inc.	19,200	2,500,800
Provident Financial Services, Inc.	39,129	683,975
Renasant Corp.	49,116	1,381,142
Sandy Spring Bancorp, Inc.	31,297	703,557
Seacoast Banking Corp. of Florida	61,095	1,355,698
	Number of Shares	Value
Banking (Continued)
Triumph Financial, Inc.*	25,690	$ 1,334,852
Truist Financial Corp.	166,514	5,425,026
Veritex Holdings, Inc.	41,432	713,045
Webster Financial Corp.	115,094	4,293,006
		42,916,655
Beverages – 1.8%
Diageo PLC (United Kingdom)	86,813	3,960,071
Duckhorn Portfolio (The), Inc.*	107,468	1,622,767
Monster Beverage Corp.*	220,384	12,341,504
PepsiCo, Inc.	12,996	2,480,807
Primo Water Corp.	370,459	5,627,272
		26,032,421
Biotechnology & Pharmaceuticals – 3.6%
Certara, Inc.*	30,585	739,239
Eli Lilly and Co.	8,900	3,523,154
Intra-Cellular Therapies, Inc.*	16,265	1,010,870
Johnson & Johnson	68,449	11,205,101
Merck & Co., Inc.	66,868	7,721,248
Pfizer, Inc.	165,148	6,422,606
Prestige Consumer Healthcare, Inc.*	22,447	1,381,164
Roche Holding A.G. (Genusschein)	2,815	881,490
Viatris, Inc.	1,155,911	10,784,650
Zoetis, Inc.	53,740	9,446,417
		53,115,939
Cable & Satellite – 1.3%
Charter Communications, Inc., Class A*	7,017	2,587,168
Comcast Corp., Class A	404,059	16,715,921
		19,303,089
Chemicals – 2.9%
Ashland Global Holdings, Inc.	36,354	3,693,930
Balchem Corp.	23,680	3,111,552
Corteva, Inc.	16,262	993,933
Dow, Inc.	84,005	4,569,872
DuPont de Nemours, Inc.	148,285	10,338,430
Ecovyst, Inc.*	66,275	752,221
Innospec, Inc.	31,577	3,209,171
International Flavors & Fragrances, Inc.	6,408	621,320
Livent Corp.*	32,178	703,089
PPG Industries, Inc.	17,777	2,493,402

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Chemicals (Continued)
Sherwin-Williams (The) Co.	35,111	$ 8,340,267
Stepan Co.	15,040	1,386,688
Valvoline, Inc.	73,043	2,523,636
		42,737,511
Commercial Support Services – 0.2%
Stericycle, Inc.*	19,930	909,804
ZipRecruiter, Inc., Class A*	74,723	1,265,808
		2,175,612
Construction Materials – 0.0%(b)
Summit Materials, Inc., Class A*	13,076	358,413
Containers & Packaging – 0.1%
TriMas Corp.	45,834	1,164,642
Diversified Industrials – 1.7%
Eaton Corp. PLC	68,300	11,414,296
Honeywell International, Inc.	23,788	4,753,794
Illinois Tool Works, Inc.	17,451	4,222,095
Parker-Hannifin Corp.	13,536	4,397,575
		24,787,760
E-Commerce Discretionary – 3.2%
Amazon.com, Inc.*	416,231	43,891,559
Sea Ltd. ADR (Singapore)*	42,650	3,248,650
		47,140,209
Electric Utilities – 2.4%
American Electric Power Co., Inc.	15,450	1,427,889
Avista Corp.(a)	30,613	1,349,115
Dominion Energy, Inc.	216,090	12,347,383
Duke Energy Corp.	49,439	4,888,528
Exelon Corp.	50,864	2,158,668
NextEra Energy, Inc.	62,200	4,766,386
NorthWestern Corp.	24,986	1,464,679
Southern (The) Co.	67,574	4,970,068
Xcel Energy, Inc.	22,011	1,538,789
		34,911,505
Electrical Equipment – 1.6%
Johnson Controls International PLC	44,107	2,639,363
Lennox International, Inc.	12,646	3,565,034
Novanta, Inc.*	17,231	2,633,586
nVent Electric PLC	152,722	6,403,633
Otis Worldwide Corp.	9,862	841,229
Sensata Technologies Holding PLC	62,316	2,707,630
	Number of Shares	Value
Electrical Equipment (Continued)
Trane Technologies PLC	10,180	$ 1,891,546
Vertiv Holdings Co.	144,416	2,154,687
		22,836,708
Engineering & Construction – 0.2%
Comfort Systems USA, Inc.	10,863	1,623,910
Installed Building Products, Inc.	10,791	1,340,997
		2,964,907
Entertainment Content – 0.8%
Activision Blizzard, Inc.	20,985	1,630,744
Electronic Arts, Inc.	12,880	1,639,367
Walt Disney (The) Co.*	78,298	8,025,545
		11,295,656
Food – 1.5%
BellRing Brands, Inc.*	38,694	1,392,597
Hostess Brands, Inc.*	55,784	1,436,996
J&J Snack Foods Corp.	9,572	1,466,431
Kellogg Co.	24,543	1,712,365
Lancaster Colony Corp.	16,426	3,435,005
Nestle S.A.(c)	31,716	4,068,832
Post Holdings, Inc.*	53,333	4,826,103
Seaboard Corp.	1,011	3,984,422
		22,322,751
Forestry, Paper & Wood Products – 0.3%
Boise Cascade Co.	14,872	1,015,906
Trex Co., Inc.(a)*	57,047	3,118,189
UFP Industries, Inc.	4,882	383,335
		4,517,430
Gas & Water Utilities – 0.2%
UGI Corp.	88,022	2,982,185
Health Care Facilities & Services – 2.8%
Cigna Corp.	22,398	5,673,189
CVS Health Corp.	47,159	3,457,226
Ensign Group (The), Inc.	31,450	3,053,481
HealthEquity, Inc.*	54,983	2,938,841
ICON PLC*	12,195	2,349,855
Laboratory Corp. of America Holdings	9,521	2,158,506
McKesson Corp.	10,285	3,746,208
Medpace Holdings, Inc.*	10,408	2,083,057
Patterson Cos., Inc.	51,615	1,399,283
UnitedHealth Group, Inc.	29,318	14,427,095
		41,286,741
Home Construction – 0.5%
Century Communities, Inc.	11,525	776,094
Masco Corp.	14,529	777,447

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Home Construction (Continued)
Masonite International Corp.*	15,652	$ 1,430,749
NVR, Inc.*	848	4,952,320
		7,936,610
Household Products – 1.0%
Central Garden & Pet Co., Class A*	21,258	751,045
Estee Lauder (The) Cos., Inc., Class A	27,200	6,710,784
Kimberly-Clark Corp.	15,607	2,261,298
Reckitt Benckiser Group PLC (United Kingdom)	16,270	1,314,776
Unilever PLC ADR (United Kingdom)	59,702	3,315,252
		14,353,155
Industrial Intermediate Products – 0.3%
AZZ, Inc.	19,739	744,753
Janus International Group, Inc.*	101,594	914,346
RBC Bearings, Inc.*	13,145	2,984,046
		4,643,145
Industrial Support Services – 1.3%
Ferguson PLC	9,517	1,340,184
W.W. Grainger, Inc.	16,499	11,476,209
WESCO International, Inc.	45,055	6,487,920
		19,304,313
Institutional Financial Services – 1.6%
Goldman Sachs Group (The), Inc.	29,236	10,040,812
Moelis & Co., Class A(a)	87,798	3,325,788
Morgan Stanley	52,399	4,714,338
Nasdaq, Inc.	61,954	3,430,393
Piper Sandler Cos.	10,217	1,383,791
		22,895,122
Insurance – 4.2%
Allstate (The) Corp.	17,238	1,995,471
American International Group, Inc.	214,527	11,378,512
AMERISAFE, Inc.	13,016	724,340
Aon PLC, Class A	19,557	6,359,545
Berkshire Hathaway, Inc., Class B*	12,446	4,089,133
Brighthouse Financial, Inc.*	12,617	557,671
BRP Group, Inc., Class A*	30,925	779,001
Chubb Ltd.	25,119	5,062,986
Goosehead Insurance, Inc., Class A(a)*	18,141	1,043,108
	Number of Shares	Value
Insurance (Continued)
Hartford Financial Services Group (The), Inc.	26,958	$ 1,913,749
Loews Corp.	18,458	1,062,627
Marsh & McLennan Cos., Inc.	75,203	13,550,829
Progressive (The) Corp.	43,910	5,989,324
Skyward Specialty Insurance Group, Inc.(a)*	18,209	389,308
Travelers (The) Cos., Inc.	22,637	4,100,466
Willis Towers Watson PLC	10,628	2,461,445
		61,457,515
Internet Media & Services – 8.4%
Alphabet, Inc., Class A*	568,326	61,004,113
Meta Platforms, Inc., Class A*	175,714	42,227,588
Netflix, Inc.*	41,893	13,821,758
Uber Technologies, Inc.*	180,979	5,619,398
		122,672,857
Leisure Facilities & Services – 1.0%
Chuy's Holdings, Inc.*	19,520	680,858
Marriott International, Inc., Class A	18,841	3,190,535
Papa John's International, Inc.	19,661	1,470,446
Red Rock Resorts, Inc., Class A	144,990	7,075,512
Vail Resorts, Inc.	5,862	1,409,928
		13,827,279
Leisure Products – 0.1%
YETI Holdings, Inc.*	37,063	1,462,135
Machinery – 1.1%
Alamo Group, Inc.	8,360	1,477,463
Albany International Corp., Class A	16,470	1,502,229
Esab Corp.	63,707	3,717,940
Federal Signal Corp.	26,668	1,370,202
Helios Technologies, Inc.	29,055	1,747,367
Kadant, Inc.(a)	15,118	2,809,378
Regal Rexnord Corp.	25,912	3,372,706
		15,997,285
Medical Equipment & Devices – 4.9%
Abbott Laboratories	33,865	3,741,067
Alcon, Inc. (Switzerland)(a)	91,014	6,596,695
Avanos Medical, Inc.*	23,838	704,174
Bio-Rad Laboratories, Inc., Class A*	12,326	5,556,437
Boston Scientific Corp.*	116,090	6,050,611
CONMED Corp.	11,670	1,465,402
Danaher Corp.	6,368	1,508,643

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Medical Equipment & Devices (Continued)
Dexcom, Inc.*	63,300	$ 7,680,822
Enovis Corp.*	56,632	3,298,814
Intuitive Surgical, Inc.*	29,260	8,813,697
Medtronic PLC	32,594	2,964,424
Merit Medical Systems, Inc.*	8,391	682,104
Neogen Corp.*	98,572	1,697,410
Silk Road Medical, Inc.*	14,893	655,590
Stryker Corp.	22,600	6,772,090
Thermo Fisher Scientific, Inc.	23,780	13,195,522
		71,383,502
Metals & Mining – 0.4%
Encore Wire Corp.	4,809	751,791
Freeport-McMoRan, Inc.	114,837	4,353,471
		5,105,262
Oil & Gas Producers – 5.0%
Antero Midstream Corp.	88,535	952,637
Cheniere Energy, Inc.	35,521	5,434,713
Chord Energy Corp.	5,748	818,113
ConocoPhillips	56,084	5,770,483
Coterra Energy, Inc.(a)	119,654	3,063,142
Enbridge, Inc. (Canada)	163,940	6,518,395
Enerplus Corp. (Canada)	47,938	717,152
EOG Resources, Inc.	19,599	2,341,493
Equitrans Midstream Corp.	240,733	1,239,775
Exxon Mobil Corp.	56,500	6,686,210
Hess Corp.	42,135	6,112,103
Kinder Morgan, Inc.	277,288	4,755,489
Northern Oil and Gas, Inc.(a)	42,957	1,424,884
ONEOK, Inc.(a)	49,472	3,235,964
Pembina Pipeline Corp. (Canada)	48,977	1,612,263
Pioneer Natural Resources Co.	47,670	10,370,609
Sitio Royalties Corp., Class A(a)	57,632	1,463,276
Targa Resources Corp.	23,889	1,804,336
TC Energy Corp. (Canada)	110,592	4,596,402
Williams (The) Cos., Inc.	142,220	4,303,577
		73,221,016
Publishing & Broadcasting – 0.1%
Liberty Media Corp.-Liberty Formula One, Class C*	26,873	1,939,962
Real Estate Investment Trusts – 2.3%
Corporate Office Properties Trust	66,967	1,532,875
CubeSmart	99,796	4,539,720
	Number of Shares	Value
Real Estate Investment Trusts (Continued)
Douglas Emmett, Inc.	50,902	$ 655,618
Easterly Government Properties, Inc.(a)	48,841	687,193
Equinix, Inc.	8,729	6,320,494
Four Corners Property Trust, Inc.	53,071	1,353,841
National Storage Affiliates Trust	44,604	1,719,484
Plymouth Industrial REIT, Inc.	72,456	1,466,509
PotlatchDeltic Corp.	30,333	1,402,295
Prologis, Inc.	31,903	3,995,851
Public Storage	3,262	961,735
Rayonier, Inc.	55,518	1,741,044
Ryman Hospitality Properties, Inc.	25,055	2,246,431
Sunstone Hotel Investors, Inc.	81,164	773,493
UDR, Inc.	33,020	1,364,717
Urban Edge Properties	106,665	1,564,776
Weyerhaeuser Co.	54,308	1,624,352
		33,950,428
Real Estate Services – 0.1%
Jones Lang LaSalle, Inc.*	9,366	1,302,249
Retail - Consumer Staples – 1.0%
Five Below, Inc.*	11,171	2,204,709
Ollie's Bargain Outlet Holdings, Inc.*	24,946	1,627,727
Target Corp.	20,559	3,243,182
Walmart, Inc.	44,918	6,781,270
		13,856,888
Retail - Discretionary – 1.3%
Academy Sports & Outdoors, Inc.(a)	10,929	694,210
Advance Auto Parts, Inc.	4,496	564,383
CarMax, Inc.*	12,533	877,686
Floor & Decor Holdings, Inc., Class A*	16,176	1,606,924
Foot Locker, Inc.	77,369	3,248,724
Freshpet, Inc.*	18,273	1,260,289
Kohl's Corp.	135,405	2,982,972
Lowe's Cos., Inc.	24,853	5,165,199
Mister Car Wash, Inc.(a)*	94,542	833,860
Monro, Inc.	30,184	1,475,394
		18,709,641
Semiconductors – 4.1%
Analog Devices, Inc.	11,163	2,008,001
ASML Holding N.V. (Netherlands)(c)	11,620	7,400,313

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Semiconductors (Continued)
Intel Corp.	113,400	$ 3,522,204
KLA Corp.	7,866	3,040,524
Micron Technology, Inc.	52,411	3,373,172
Monolithic Power Systems, Inc.	3,866	1,785,976
Nova Ltd. (Israel)(a)*	12,531	1,145,960
NVIDIA Corp.	75,468	20,941,615
NXP Semiconductors N.V. (China)	23,127	3,786,815
Rambus, Inc.*	27,589	1,223,296
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	70,521	5,944,920
Texas Instruments, Inc.	33,831	5,656,543
		59,829,339
Software – 8.0%
Adobe, Inc.*	16,606	6,269,761
Atlassian Corp., Class A*	27,680	4,087,229
Check Point Software Technologies Ltd. (Israel)*	31,776	4,046,991
Clearwater Analytics Holdings, Inc., Class A*	116,365	1,793,185
CyberArk Software Ltd.*	14,140	1,761,844
Five9, Inc.*	21,816	1,414,549
Guidewire Software, Inc.*	37,625	2,866,649
Microsoft Corp.	191,629	58,879,927
Palo Alto Networks, Inc.*	48,577	8,863,359
Paylocity Holding Corp.*	11,258	2,176,059
Q2 Holdings, Inc.(a)*	44,954	1,106,768
Salesforce, Inc.*	47,178	9,358,700
Splunk, Inc.*	53,357	4,601,508
SS&C Technologies Holdings, Inc.	52,984	3,101,683
Unity Software, Inc.(a)*	38,200	1,030,254
Workday, Inc., Class A*	29,060	5,409,228
		116,767,694
Specialty Finance – 0.5%
American Express Co.	26,249	4,235,014
Mr. Cooper Group, Inc.*	50,537	2,339,863
		6,574,877
Technology Hardware – 3.5%
Apple, Inc.	225,935	38,336,651
Arrow Electronics, Inc.*	6,924	792,313
Ciena Corp.*	36,454	1,678,342
Cisco Systems, Inc.	158,067	7,468,666
Fabrinet (Thailand)*	12,796	1,214,980
Viavi Solutions, Inc.*	139,776	1,252,393
		50,743,345
	Number of Shares	Value
Technology Services – 3.9%
Accenture PLC, Class A	16,367	$ 4,587,506
Cognizant Technology Solutions Corp., Class A	26,926	1,607,751
Equifax, Inc.	12,497	2,604,125
Euronet Worldwide, Inc.*	13,795	1,527,658
Fidelity National Information Services, Inc.	25,744	1,511,688
Globant S.A.*	15,463	2,425,681
Moody's Corp.	1,616	506,002
Open Lending Corp., Class A*	98,293	691,000
PayPal Holdings, Inc.*	90,701	6,893,276
S&P Global, Inc.	28,628	10,379,940
Shift4 Payments, Inc., Class A(a)*	18,257	1,237,277
Visa, Inc., Class A(a)	97,048	22,585,981
		56,557,885
Telecommunications – 1.3%
T-Mobile U.S., Inc.*	21,549	3,100,901
Verizon Communications, Inc.	394,742	15,327,832
		18,428,733
Transportation & Logistics – 1.6%
Alaska Air Group, Inc.*	34,537	1,500,978
Allegiant Travel Co.*	17,515	1,819,984
ArcBest Corp.	5,183	489,275
Canadian National Railway Co. (Canada)	12,616	1,504,710
Delta Air Lines, Inc.*	46,207	1,585,362
Kirby Corp.*	28,242	2,028,905
Saia, Inc.*	8,079	2,405,684
Union Pacific Corp.	23,323	4,564,311
United Parcel Service, Inc., Class B	43,035	7,738,124
		23,637,333
Transportation Equipment – 0.1%
PACCAR, Inc.	18,369	1,371,981
Wholesale - Consumer Staples – 0.1%
Archer-Daniels-Midland Co.	27,298	2,131,428
Wholesale - Discretionary – 0.2%
Pool Corp.	6,823	2,397,056
Total Common Stocks (Cost $1,165,874,080)		1,308,092,505

Master Limited Partnerships – 1.0%
Oil & Gas Producers – 1.0%
Energy Transfer L.P.	273,130	3,517,914

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
	Number of Shares	Value
Oil & Gas Producers (Continued)
Enterprise Products Partners L.P.	222,115	$ 5,843,846
Magellan Midstream Partners L.P.	36,289	2,024,926
MPLX L.P.	55,106	1,928,159
Plains All American Pipeline L.P.	136,570	1,761,753
Total Master Limited Partnerships (Cost $13,695,499)		15,076,598

Investment Companies – 6.4%
Invesco KBW Bank ETF(a)	496,082	20,696,541
Vanguard Consumer Staples ETF	146,112	29,298,378
Vanguard Health Care ETF(a)	178,247	43,802,418
Total Investment Companies (Cost $86,216,171)		93,797,337
	Par/Number of Shares	Value
Short-Term Investments – 3.4%
Money Market Funds – 3.4%
Northern Institutional Funds - Liquid Assets Portfolio, 4.85%(d)(e)	7,684,961	$ 7,684,961
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(d)	41,128,568	41,128,568
Total Short-Term Investments (Cost $48,813,529)		48,813,529
Total Investments – 100.5% (Cost $1,314,599,279)		1,465,779,969
Liabilities less Other Assets – (0.5)%		(6,853,791)
NET ASSETS – 100.0%		$1,458,926,178

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Security either partially or fully on loan (See Note 7).
(b)	Amount rounds to less than 0.05%.
(c)	Security sold outside United States without registration under the Securities Act of 1933.
(d)	7-day current yield as of April 30, 2023 is disclosed.
(e)	Security purchased with the cash proceeds from securities loaned (See Note 7).
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
L.P.	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standards & Poor's
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar U.S. Equity Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar U.S. Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	1,297,867,336	$10,225,169	$—	1,308,092,505
Master Limited Partnerships	15,076,598	—	—	15,076,598
Investment Companies	93,797,337	—	—	93,797,337
Short-Term Investments	48,813,529	—	—	48,813,529
Total Investments	$1,455,554,800	$10,225,169	$—	$1,465,779,969
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar International Equity Fund
	Number of Shares	Value
Common Stocks – 91.7%
Advertising & Marketing – 0.9%
Dentsu Group, Inc. (Japan)	14,394	$ 518,686
Publicis Groupe S.A. (France)	36,978	3,023,214
WPP PLC (United Kingdom)	295,146	3,439,755
		6,981,655
Aerospace & Defense – 0.1%
BAE Systems PLC (United Kingdom)	61,361	781,738
Apparel & Textile Products – 1.5%
adidas A.G. (Germany)	20,867	3,674,803
Cie Financiere Richemont S.A., Class A (Switzerland)(a)	1,724	284,979
Kering S.A. (France)	10,631	6,807,742
Swatch Group (The) A.G. (Bearer) (Switzerland)	4,593	1,575,686
		12,343,210
Asset Management – 1.5%
EXOR N.V. (Netherlands)*	53,651	4,415,428
HDFC Asset Management Co. Ltd. (India)(b)	11,835	255,823
Sanlam Ltd. (South Africa)	187,199	577,485
Schroders PLC (United Kingdom)	838,324	5,134,658
St. James's Place PLC (United Kingdom)	28,326	430,785
XP, Inc., Class A (Brazil)(c)*	81,671	1,167,078
		11,981,257
Automotive – 5.0%
Bajaj Auto Ltd. (India)	11,357	616,413
Bayerische Motoren Werke A.G. (Germany)	51,155	5,733,680
Bridgestone Corp. (Japan)	51,000	2,048,076
Continental A.G. (Germany)	77,175	5,415,153
Denso Corp. (Japan)	18,000	1,086,545
Fuyao Glass Industry Group Co. Ltd., Class A (China)	173,000	849,191
Honda Motor Co. Ltd. (Japan)	111,400	2,954,666
Huayu Automotive Systems Co. Ltd., Class A (China)	297,400	704,616
Hyundai Mobis Co. Ltd. (South Korea)	4,179	680,593
Kia Corp. (South Korea)	7,843	496,723
Li Auto, Inc. ADR (China)*	16,104	378,444
	Number of Shares	Value
Automotive (Continued)
Li Auto, Inc., Class A (China)(c)*	2,500	$ 29,610
Maruti Suzuki India Ltd. (India)	4,077	429,394
Mercedes-Benz Group A.G. (Germany)	91,490	7,134,942
Nissan Motor Co. Ltd. (Japan)	284,276	1,036,594
Stanley Electric Co. Ltd. (Japan)	46,800	1,055,710
Sumitomo Electric Industries Ltd. (Japan)	40,600	518,148
Toyota Motor Corp. (Japan)	418,400	5,744,647
Valeo (France)	170,902	3,337,147
		40,250,292
Banking – 9.5%
Al Rajhi Bank (Saudi Arabia)	18,010	371,726
Axis Bank Ltd. (India)	250,365	2,642,831
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	532,372	3,897,489
Banco do Brasil S.A. (Brazil)	161,400	1,383,345
Banco Santander Chile ADR (Chile)(c)	22,795	436,524
Bank Central Asia Tbk PT (Indonesia)	1,240,700	767,809
Bank Mandiri Persero Tbk PT (Indonesia)	3,088,900	1,091,926
Barclays PLC (United Kingdom)	259,875	523,495
BDO Unibank, Inc. (Philippines)	241,324	629,022
BNP Paribas S.A. (France)	110,998	7,171,958
Capitec Bank Holdings Ltd. (South Africa)	6,645	578,632
China Construction Bank Corp., Class H (China)	3,337,000	2,230,873
China Merchants Bank Co. Ltd., Class H (China)	153,113	739,096
Commercial International Bank Egypt S.A.E. GDR (Egypt)(a)	402,435	487,693
Credicorp Ltd. (Peru)	12,214	1,654,753
DBS Group Holdings Ltd. (Singapore)	247,152	6,107,117
First Abu Dhabi Bank PJSC (United Arab Emirates)	99,489	384,705
Grupo Financiero Banorte S.A.B. de C.V., Class O (Mexico)	121,298	1,051,234
HDFC Bank Ltd. (India)	43,989	909,482
HDFC Bank Ltd. ADR (India)	40,402	2,820,060

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Banking (Continued)
HSBC Holdings PLC (United Kingdom)	329,442	$ 2,374,404
ICICI Bank Ltd. ADR (India)	110,966	2,524,476
Intesa Sanpaolo S.p.A. (Italy)	2,432,739	6,396,623
Kasikornbank PCL (Thailand)(a)	122,800	451,036
KB Financial Group, Inc. (South Korea)	29,117	1,080,713
Kotak Mahindra Bank Ltd. (India)	60,080	1,429,908
Lloyds Banking Group PLC (United Kingdom)	12,689,229	7,708,983
Mitsubishi UFJ Financial Group, Inc. (Japan)	239,100	1,496,655
Mizuho Financial Group, Inc. (Japan)	36,800	533,446
NatWest Group PLC (United Kingdom)	117,412	386,767
Nedbank Group Ltd. (South Africa)	96,575	1,114,236
OTP Bank Nyrt. (Hungary)	57,100	1,740,004
Qatar National Bank QPSC (Qatar)	124,003	525,072
Resona Holdings, Inc. (Japan)	102,800	512,351
Sberbank of Russia PJSC (Russia)(d)*	405,212	—
Shinhan Financial Group Co. Ltd. (South Korea)	34,190	895,108
Skandinaviska Enskilda Banken AB, Class A (Sweden)(c)	433,269	4,926,606
Standard Bank Group Ltd. (South Africa)	85,196	798,775
Standard Chartered PLC (United Kingdom)	189,774	1,503,605
Sumitomo Mitsui Financial Group, Inc. (Japan)	60,700	2,481,030
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	42,100	1,517,609
		76,277,177
Beverages – 2.3%
Ambev S.A. ADR (Brazil)*	847,234	2,372,255
Anheuser-Busch InBev S.A./N.V. (Belgium)	66,600	4,330,296
Asahi Group Holdings Ltd. (Japan)	13,200	509,970
Becle S.A.B. de C.V. (Mexico)	38,335	88,484
Budweiser Brewing Co. APAC Ltd. (China)(b)	502,100	1,450,673
	Number of Shares	Value
Beverages (Continued)
Diageo PLC (United Kingdom)	43,406	$ 1,980,013
Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	47,064	4,566,149
Kirin Holdings Co. Ltd. (Japan)	93,000	1,510,815
Kweichow Moutai Co. Ltd., Class A (China)	1,500	381,903
Nongfu Spring Co. Ltd., Class H (China)(b)	73,400	398,250
Tingyi Cayman Islands Holding Corp. (China)	514,000	898,241
		18,487,049
Biotechnology & Pharmaceuticals – 4.6%
Astellas Pharma, Inc. (Japan)	68,300	1,028,910
AstraZeneca PLC (United Kingdom)	25,401	3,738,087
Bayer A.G. (Germany)(a)	86,760	5,725,837
China Medical System Holdings Ltd. (China)	368,000	610,924
Chugai Pharmaceutical Co. Ltd. (Japan)	193,100	4,983,073
CSPC Pharmaceutical Group Ltd. (China)	1,870,000	1,904,215
Daiichi Sankyo Co. Ltd. (Japan)	28,500	977,967
Genmab A/S (Denmark)*	3,939	1,618,790
GSK PLC	76,416	1,378,022
Novartis A.G. (Switzerland)(a)	30,400	3,109,734
Ono Pharmaceutical Co. Ltd. (Japan)	22,500	453,040
Roche Holding A.G. (Genusschein)	23,546	7,373,199
Shionogi & Co. Ltd. (Japan)	53,600	2,399,379
Takeda Pharmaceutical Co. Ltd. (Japan)	60,400	2,002,814
		37,303,991
Cable & Satellite – 0.4%
Liberty Global PLC, Class A (United Kingdom)*	156,300	3,049,413
Chemicals – 2.6%
Air Liquide S.A. (France)	14,478	2,604,451
Akzo Nobel N.V. (Netherlands)	20,700	1,717,236
Asian Paints Ltd. (India)	12,121	431,367
Brenntag S.E. (Germany)	13,500	1,100,313
LG Chem Ltd. (South Korea)	2,134	1,185,402
Linde PLC	8,351	3,085,277

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Chemicals (Continued)
Nitto Denko Corp. (Japan)	17,300	$ 1,118,414
Novozymes A/S, Class B (Denmark)	32,343	1,683,865
Orica Ltd. (Australia)	97,454	1,051,901
Saudi Basic Industries Corp. (Saudi Arabia)	17,630	436,213
Shin-Etsu Chemical Co. Ltd. (Japan)	74,000	2,111,651
Symrise A.G. (Germany)	25,245	3,050,165
Toray Industries, Inc. (Japan)	91,000	515,724
UPL Ltd. (India)	122,381	1,110,696
		21,202,675
Commercial Support Services – 1.4%
Bidvest Group (The) Ltd. (South Africa)	43,467	595,362
Compass Group PLC (United Kingdom)	92,461	2,439,210
Edenred (France)	31,600	2,053,167
Eurofins Scientific S.E. (France)(c)	22,600	1,578,607
Pony Testing International Group Co. Ltd., Class A (China)	50,180	262,663
Recruit Holdings Co. Ltd. (Japan)	112,000	3,142,004
Rentokil Initial PLC (United Kingdom)	52,522	418,141
Secom Co. Ltd. (Japan)	17,300	1,107,788
		11,596,942
Construction Materials – 0.6%
Anhui Conch Cement Co. Ltd., Class H (China)	229,500	724,651
Holcim A.G.*	56,815	3,753,922
Siam Cement (The) PCL (Thailand)(a)	20,300	186,666
		4,665,239
Containers & Packaging – 0.0%(e)
Klabin S.A. (Brazil)	36,283	138,867
Diversified Industrials – 1.2%
Alfa Laval AB (Sweden)	103,194	3,785,912
Hitachi Ltd. (Japan)	22,100	1,222,454
Siemens A.G. (Germany)(a)	26,857	4,426,900
		9,435,266
E-Commerce Discretionary – 2.2%
Alibaba Group Holding Ltd. (China)(c)*	945,656	9,999,014
Alibaba Group Holding Ltd. ADR (China)*	15,567	1,318,369
	Number of Shares	Value
E-Commerce Discretionary (Continued)
JD.com, Inc., Class A (China)	131,983	$ 2,355,612
MercadoLibre, Inc. (Brazil)*	386	493,111
Ozon Holdings PLC ADR (Russia)(d)*	2,158	—
Pinduoduo, Inc. ADR (China)*	18,653	1,271,202
Sea Ltd. ADR (Singapore)*	5,901	449,479
Vipshop Holdings Ltd. ADR (China)*	104,090	1,634,213
		17,521,000
Electric Utilities – 0.3%
Chubu Electric Power Co., Inc. (Japan)	51,981	579,711
Engie Brasil Energia S.A. (Brazil)	70,000	578,070
National Grid PLC (United Kingdom)	56,810	814,538
SSE PLC (United Kingdom)	17,453	402,696
		2,375,015
Electrical Equipment – 1.8%
Daikin Industries Ltd. (Japan)	9,000	1,634,680
Mitsubishi Electric Corp. (Japan)	162,700	2,017,298
Schindler Holding A.G. (Switzerland)	6,700	1,497,261
Schneider Electric S.E.(c)	37,564	6,550,858
Shenzhen Inovance Technology Co. Ltd., Class A (China)	61,400	548,763
Toshiba Corp. (Japan)	33,530	1,080,329
Voltas Ltd. (India)	110,096	1,078,746
		14,407,935
Engineering & Construction – 0.1%
Indus Towers Ltd. (India)	356,411	677,232
Entertainment Content – 0.3%
NetEase, Inc. (China)	64,200	1,142,914
Nexon Co. Ltd. (Japan)	22,300	503,765
Square Enix Holdings Co. Ltd. (Japan)	10,500	516,696
		2,163,375
Food – 1.2%
Associated British Foods PLC (United Kingdom)	15,741	387,836
Chacha Food Co. Ltd., Class A (China)	94,600	592,277
Danone S.A. (France)	45,600	3,017,975

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Food (Continued)
Foshan Haitian Flavouring & Food Co. Ltd., Class A (China)	48,700	$ 497,465
Gruma S.A.B. de C.V., Class B (Mexico)	1,133	17,792
MEIJI Holdings Co. Ltd. (Japan)	50,300	1,213,725
Nestle S.A. ADR	23,204	2,976,145
Universal Robina Corp. (Philippines)	145,830	388,077
Yamazaki Baking Co. Ltd. (Japan)	46,500	623,061
		9,714,353
Gas & Water Utilities – 0.5%
ENN Energy Holdings Ltd. (China)	200,900	2,754,662
ENN Natural Gas Co. Ltd., Class A (China)	224,600	659,343
Osaka Gas Co. Ltd. (Japan)	31,100	514,432
Severn Trent PLC (United Kingdom)	8,494	312,865
		4,241,302
Health Care Facilities & Services – 2.3%
Alfresa Holdings Corp. (Japan)	40,300	583,524
Bumrungrad Hospital PCL (Thailand)(a)	38,000	264,851
Fresenius Medical Care A.G. & Co. KGaA (Germany)	102,370	4,967,398
Fresenius S.E. & Co. KGaA (Germany)	182,900	5,299,341
Life Healthcare Group Holdings Ltd. (South Africa)	494,245	560,374
Lonza Group A.G. (Switzerland)(a)	7,171	4,472,124
Nahdi Medical Co. (Saudi Arabia)	19,214	923,293
Sinopharm Group Co. Ltd., Class H (China)	443,523	1,571,082
		18,641,987
Home & Office Products – 0.6%
Coway Co. Ltd. (South Korea)	14,813	543,881
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	169,300	962,417
Haier Smart Home Co. Ltd., Class A (China)	834,200	2,862,095
Midea Group Co. Ltd., Class A (China)	72,200	592,695
		4,961,088
	Number of Shares	Value
Home Construction – 0.1%
Berkeley Group Holdings (The) PLC (United Kingdom)	7,437	$ 416,191
Sekisui House Ltd. (Japan)	24,869	511,273
		927,464
Household Products – 3.6%
Haleon PLC	796,674	3,502,735
Hengan International Group Co. Ltd. (China)	212,500	949,123
Henkel A.G. & Co. KGaA (Germany)	52,929	3,914,325
Hindustan Unilever Ltd. (India)	13,855	417,031
Kao Corp. (Japan)	44,200	1,786,056
Kimberly-Clark de Mexico S.A.B. de C.V., Series A (Mexico)	391,107	884,039
L'Oreal S.A. (France)	12,078	5,772,284
Reckitt Benckiser Group PLC (United Kingdom)	37,273	3,012,024
Shiseido Co. Ltd. (Japan)	47,400	2,375,963
Unicharm Corp. (Japan)	77,300	3,120,597
Unilever PLC (United Kingdom)	44,170	2,459,480
Unilever PLC (United Kingdom)	20,090	1,118,958
		29,312,615
Industrial Intermediate Products – 0.4%
SKF AB, Class B (Sweden)	183,000	3,314,434
Industrial Support Services – 0.4%
Ashtead Group PLC (United Kingdom)	53,834	3,103,861
Institutional Financial Services – 0.4%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	457,547	1,068,692
Daiwa Securities Group, Inc. (Japan)	126,500	587,554
Japan Exchange Group, Inc. (Japan)	34,900	566,699
London Stock Exchange Group PLC (United Kingdom)	8,393	881,208
Moscow Exchange MICEX PJSC (Russia)(d)*	83,130	—
		3,104,153
Insurance – 4.4%
AIA Group Ltd. (Hong Kong)	506,400	5,513,215
Allianz S.E. (Germany)(a)	45,788	11,497,682

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Insurance (Continued)
Aviva PLC (United Kingdom)	53,582	$ 285,289
BB Seguridade Participacoes S.A. (Brazil)	243,200	1,658,293
Dai-ichi Life Holdings, Inc. (Japan)	41,200	766,352
HDFC Life Insurance Co. Ltd. (India)(b)	89,937	583,873
Legal & General Group PLC (United Kingdom)	94,894	279,987
Manulife Financial Corp. (Canada)	145,800	2,878,658
MS&AD Insurance Group Holdings, Inc. (Japan)	31,300	1,027,339
Ping An Insurance Group Co. of China Ltd., Class H (China)	500,000	3,647,760
Prudential PLC (Hong Kong)	353,239	5,404,924
Sompo Holdings, Inc. (Japan)	14,000	584,214
Tokio Marine Holdings, Inc. (Japan)	51,200	1,029,480
		35,157,066
Internet Media & Services – 3.7%
Baidu, Inc., Class A (China)*	117,700	1,771,610
Meituan, Class B (China)(b)*	186,640	3,189,763
NAVER Corp. (South Korea)	35,932	5,205,662
Prosus N.V. (China)*	66,840	5,001,874
Tencent Holdings Ltd. (China)	250,400	11,121,795
Tencent Music Entertainment Group ADR (China)*	142,510	1,055,999
Trip.com Group Ltd. (China)*	29,800	1,059,537
Trip.com Group Ltd. ADR (China)*	35,958	1,276,869
Yandex N.V., Class A (Russia)(d)*	41,059	—
		29,683,109
Leisure Facilities & Services – 1.6%
Accor S.A. (France)*	129,719	4,602,053
Entain PLC (United Kingdom)	17,277	314,809
InterContinental Hotels Group PLC (United Kingdom)	5,512	378,987
Jollibee Foods Corp. (Philippines)	94,650	384,910
Las Vegas Sands Corp.*	15,240	973,074
OPAP S.A. (Greece)	48,729	830,962
	Number of Shares	Value
Leisure Facilities & Services (Continued)
Restaurant Brands International, Inc. (Canada)(c)	14,700	$ 1,030,911
Songcheng Performance Development Co. Ltd., Class A (China)	424,700	894,977
Yum China Holdings, Inc. (China)	50,557	3,093,077
Yum China Holdings, Inc. (China)	4,400	269,273
		12,773,033
Leisure Products – 0.3%
Shimano, Inc. (Japan)	17,600	2,721,884
Machinery – 5.5%
Atlas Copco AB, Class A (Sweden)	542,040	7,840,135
CNH Industrial N.V. (United Kingdom)	380,166	5,349,635
Daifuku Co. Ltd. (Japan)	101,400	1,868,273
Doosan Bobcat, Inc. (South Korea)	7,400	283,913
Epiroc AB, Class A (Sweden)	157,311	3,151,423
FANUC Corp. (Japan)	97,600	3,296,070
Hongfa Technology Co. Ltd., Class A (China)	71,900	325,222
Keyence Corp. (Japan)	9,300	4,193,894
Komatsu Ltd. (Japan)	258,300	6,423,888
Kubota Corp. (Japan)	176,700	2,677,535
Nabtesco Corp. (Japan)	23,666	570,434
Sandvik AB (Sweden)	53,000	1,079,601
SMC Corp. (Japan)	2,900	1,446,360
Smiths Group PLC (United Kingdom)	74,744	1,580,436
Sumitomo Heavy Industries Ltd. (Japan)	21,164	511,364
WEG S.A. (Brazil)	62,436	512,852
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (China)	1,037,600	3,503,267
		44,614,302
Medical Equipment & Devices – 1.4%
Alcon, Inc. (Switzerland)(c)	44,712	3,240,726
FUJIFILM Holdings Corp. (Japan)	21,500	1,120,579
Hoya Corp. (Japan)	9,700	1,017,094
Olympus Corp. (Japan)	57,600	1,008,370
Smith & Nephew PLC (United Kingdom)	25,772	424,459

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Medical Equipment & Devices (Continued)
Sonova Holding A.G. (Switzerland)(a)	7,788	$ 2,469,780
Sysmex Corp. (Japan)	31,700	2,039,046
		11,320,054
Metals & Mining – 2.4%
Anglo American PLC (South Africa)	35,835	1,104,226
BHP Group Ltd. ADR (Australia)(c)	71,544	4,223,958
Cameco Corp. (Canada)	7,295	200,568
China Shenhua Energy Co. Ltd., Class H (China)	155,000	514,840
Glencore PLC (Australia)	836,433	4,937,157
Grupo Mexico S.A.B. de C.V., Series B (Mexico)	206,012	1,007,516
Rio Tinto PLC (Australia)	85,009	5,404,226
Sumitomo Metal Mining Co. Ltd. (Japan)	15,300	564,703
United Tractors Tbk PT (Indonesia)	299,800	591,828
Vale S.A. ADR (Brazil)	35,772	515,475
		19,064,497
Oil & Gas Producers – 4.7%
Bharat Petroleum Corp. Ltd. (India)	119,415	522,672
BP PLC (United Kingdom)	683,342	4,584,538
Canadian Natural Resources Ltd. (Canada)	19,058	1,161,330
Cenovus Energy, Inc. (Canada)	16,740	280,967
Chevron Corp.	3,474	585,647
China Petroleum & Chemical Corp., Class H (China)	755,092	494,899
Ecopetrol S.A. ADR (Colombia)(c)	13,677	132,940
ENEOS Holdings, Inc. (Japan)	144,000	512,284
Eni S.p.A. (Italy)	52,793	797,566
Equinor ASA (Norway)	20,034	576,800
Exxon Mobil Corp.	11,909	1,409,311
Galp Energia SGPS S.A. (Portugal)	140,559	1,698,473
Gazprom PJSC (Russia)(d)	421,794	—
Imperial Oil Ltd. (Canada)	3,318	169,126
Inpex Corp. (Japan)	110,800	1,212,490
LUKOIL PJSC (Russia)(d)	61,010	—
MOL Hungarian Oil & Gas PLC (Hungary)	62,081	503,431
Neste OYJ (Finland)	11,895	576,484
OMV A.G. (Austria)	3,808	180,205
	Number of Shares	Value
Oil & Gas Producers (Continued)
Petroleo Brasileiro S.A. ADR (Brazil)	216,547	$ 2,299,729
Petronet LNG Ltd. (India)	248,793	722,610
PTT Exploration & Production PCL (Thailand)(a)	115,000	496,359
Reliance Industries Ltd. (India)	37,099	1,101,735
Repsol S.A. (Spain)	26,924	395,506
Rosneft Oil Co. PJSC (Russia)(d)	210,931	—
Santos Ltd. (Australia)	39,404	186,661
Shell PLC (Netherlands)	396,201	12,174,533
Suncor Energy, Inc. (Canada)	24,385	763,488
TotalEnergies S.E. (France)	46,705	2,984,447
Vibra Energia S.A. (Brazil)*	183,600	481,472
Woodside Energy Group Ltd. (Australia)	17,254	391,499
		37,397,202
Publishing & Broadcasting – 0.3%
Informa PLC (United Kingdom)	246,411	2,240,142
Real Estate Owners & Developers – 0.6%
China Overseas Land & Investment Ltd. (China)	534,500	1,355,569
China Vanke Co. Ltd., Class H (China)	429,995	672,209
Mitsubishi Estate Co. Ltd. (Japan)	126,300	1,556,560
Mitsui Fudosan Co. Ltd. (Japan)	29,600	587,916
Sumitomo Realty & Development Co. Ltd. (Japan)	21,600	504,343
		4,676,597
Real Estate Services – 0.1%
A-Living Smart City Services Co. Ltd. (China)(b)	307,750	247,165
China Resources Mixc Lifestyle Services Ltd. (China)(b)(c)	86,800	460,179
KE Holdings, Inc. ADR (China)*	16,423	257,677
		965,021
Renewable Energy – 0.4%
LONGi Green Energy Technology Co. Ltd., Class A (China)	614,100	3,102,567

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Retail - Consumer Staples – 1.4%
Alibaba Health Information Technology Ltd. (China)(c)*	1,132,000	$ 815,956
Alimentation Couche-Tard, Inc. (Canada)	63,473	3,167,911
Clicks Group Ltd. (South Africa)	49,010	716,268
CP ALL PCL (Thailand)(a)	524,100	999,143
Jeronimo Martins SGPS S.A. (Portugal)	8,605	217,149
Raia Drogasil S.A. (Brazil)	230,740	1,215,736
Seven & i Holdings Co. Ltd. (Japan)	22,800	1,033,238
SM Investments Corp. (Philippines)	19,250	311,935
Sumber Alfaria Trijaya Tbk PT (Indonesia)	1,043,200	206,274
Tesco PLC (United Kingdom)	204,648	723,523
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	310,291	1,250,691
X5 Retail Group N.V. GDR (Russia)(a)(d)*	23,376	—
Yifeng Pharmacy Chain Co. Ltd., Class A (China)	128,612	926,708
		11,584,532
Retail - Discretionary – 1.1%
Astra International Tbk PT (Indonesia)	1,413,400	651,957
Fast Retailing Co. Ltd. (Japan)	5,300	1,255,049
Kingfisher PLC (United Kingdom)	98,393	318,901
Li Ning Co. Ltd. (China)	162,000	1,158,562
Localiza Rent a Car S.A. (Brazil)	123,221	1,431,872
Nitori Holdings Co. Ltd. (Japan)	17,700	2,253,846
Zhongsheng Group Holdings Ltd. (China)	441,500	1,885,875
		8,956,062
Semiconductors – 3.6%
ASE Technology Holding Co. Ltd. (Taiwan)	434,000	1,426,797
ASML Holding N.V. (Netherlands)	1,694	1,075,034
ASMPT Ltd. (Hong Kong)	82,800	650,987
Globalwafers Co. Ltd. (Taiwan)	34,000	534,352
Infineon Technologies A.G. (Germany)	177,366	6,459,098
MediaTek, Inc. (Taiwan)	70,000	1,522,069
	Number of Shares	Value
Semiconductors (Continued)
Novatek Microelectronics Corp. (Taiwan)	56,000	$ 765,583
SK Hynix, Inc. (South Korea)	30,417	2,046,562
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	498,945	8,170,520
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	53,068	4,473,632
Tokyo Electron Ltd. (Japan)	13,400	1,534,374
Vanguard International Semiconductor Corp. (Taiwan)	157,000	444,956
		29,103,964
Software – 2.0%
Dassault Systemes S.E. (France)	66,479	2,698,757
Glodon Co. Ltd., Class A (China)	64,500	540,851
Hundsun Technologies, Inc., Class A (China)	118,200	845,421
Open Text Corp. (Canada)	110,748	4,194,176
SAP S.E. (Germany)	29,900	4,045,955
SAP S.E. ADR (Germany)	24,525	3,317,497
ZWSOFT Co. Ltd. (Guangzhou), Class A (China)	12,364	349,945
		15,992,602
Specialty Finance – 0.2%
Chailease Holding Co. Ltd. (Taiwan)	84,000	611,783
ORIX Corp. (Japan)	48,100	818,302
		1,430,085
Steel – 0.6%
Mitsui & Co. Ltd. (Japan)	56,600	1,766,979
POSCO Holdings, Inc. (South Korea)	1,832	518,465
Ternium S.A. ADR (Mexico)	12,138	526,182
thyssenkrupp A.G. (Germany)	242,600	1,745,803
		4,557,429
Technology Hardware – 3.7%
Casio Computer Co. Ltd. (Japan)	53,100	505,236
Hon Hai Precision Industry Co. Ltd. (Taiwan)	178,000	606,544
Kyocera Corp. (Japan)	20,900	1,096,990
Lenovo Group Ltd. (China)	1,170,000	1,196,999

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value
Technology Hardware (Continued)
Murata Manufacturing Co. Ltd. (Japan)	35,200	$ 1,997,113
Nidec Corp. (Japan)	17,900	885,729
Nintendo Co. Ltd. (Japan)	60,600	2,562,010
Panasonic Holdings Corp. (Japan)	127,100	1,197,127
Quanta Computer, Inc. (Taiwan)	332,000	929,617
Samsung Electronics Co. Ltd. (South Korea)	102,448	5,040,861
Samsung Electronics Co. Ltd. GDR (South Korea)(a)	5,766	7,144,817
Silergy Corp. (China)	26,000	410,392
Sony Group Corp. (Japan)	37,800	3,419,908
Sunny Optical Technology Group Co. Ltd. (China)	17,600	185,985
TDK Corp. (Japan)	45,200	1,553,928
Wiwynn Corp. (Taiwan)	12,000	456,680
Xiamen Faratronic Co. Ltd., Class A (China)	8,800	169,582
		29,359,518
Technology Services – 2.8%
Adyen N.V. (Netherlands)(b)*	2,286	3,673,264
Amadeus IT Group S.A. (Spain)*	52,100	3,661,850
Arabian Internet & Communications Services Co. (Saudi Arabia)	5,638	422,035
Capgemini S.E. (France)	21,500	3,920,683
Experian PLC	17,040	603,299
Fujitsu Ltd. (Japan)	17,800	2,372,336
Globant S.A.*	500	78,435
Infosys Ltd. (India)	60,063	926,722
Infosys Ltd. ADR (India)	7,543	117,218
RELX PLC (United Kingdom)	32,243	1,074,295
Sangfor Technologies, Inc., Class A (China)	800	13,783
Tata Consultancy Services Ltd. (India)	5,781	228,562
Worldline S.A. (France)(b)*	125,600	5,463,939
		22,556,421
Telecommunications – 1.6%
America Movil S.A.B. de C.V. (Mexico)*	30,983	665,825
BT Group PLC (United Kingdom)	155,181	309,942
KDDI Corp. (Japan)	72,800	2,272,680
KT Corp. (South Korea)	20,421	458,303
Mobile TeleSystems PJSC ADR (Russia)(d)*	138,416	—
	Number of Shares	Value
Telecommunications (Continued)
Nippon Telegraph & Telephone Corp. (Japan)	41,900	$ 1,278,535
Softbank Corp. (Japan)	44,900	505,521
SoftBank Group Corp. (Japan)	54,500	2,043,882
Telkom Indonesia Persero Tbk PT (Indonesia)	10,735,500	3,109,525
Telkom Indonesia Persero Tbk PT ADR (Indonesia)(c)	26,499	763,171
Vodacom Group Ltd. (South Africa)	74,832	512,925
Vodafone Group PLC (United Kingdom)	647,011	777,142
		12,697,451
Tobacco & Cannabis – 0.3%
British American Tobacco PLC (United Kingdom)	46,276	1,709,703
Japan Tobacco, Inc. (Japan)	23,600	507,799
KT&G Corp. (South Korea)	8,036	514,959
		2,732,461
Transportation & Logistics – 1.5%
Canadian National Railway Co. (Canada)	20,779	2,478,311
CCR S.A. (Brazil)	381,560	1,035,792
DSV A/S (Denmark)	11,600	2,183,147
East Japan Railway Co. (Japan)	35,200	2,014,202
Ryanair Holdings PLC ADR (Ireland)*	47,491	4,539,665
		12,251,117
Transportation Equipment – 1.1%
Daimler Truck Holding A.G. (Germany)*	140,195	4,632,460
Volvo AB, Class B (Sweden)	155,800	3,203,359
Weichai Power Co. Ltd., Class H (China)	598,000	883,928
		8,719,747
Wholesale - Consumer Staples – 0.5%
ITOCHU Corp. (Japan)	69,200	2,295,700
Mitsubishi Corp. (Japan)	48,000	1,779,642
		4,075,342
Wholesale - Discretionary – 0.1%
Bunzl PLC (United Kingdom)	10,139	403,604
Total Common Stocks (Cost $715,874,870)		737,096,394

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
	Number of Shares	Value

Preferred Stocks – 0.6%
Chemicals – 0.1%
Sociedad Quimica y Minera de Chile S.A. ADR, 19.11% (Chile)(c)(f)	7,275	$ 490,917
Technology Hardware – 0.5%
Samsung Electronics Co. Ltd., 2.59% (South Korea)(f)	97,300	4,067,615
Total Preferred Stocks (Cost $5,794,547)		4,558,532

Rights – 0.0%(e)
Retail - Discretionary – 0.0%(e)
Localiza Rent a Car S.A. (Brazil)*	537	1,847
Total Rights (Cost $0)		1,847

Investment Companies – 1.9%
iShares MSCI South Korea ETF(c)	255,880	15,524,240
Total Investment Companies (Cost $16,132,744)		15,524,240

	Numberof Shares	Value
Short-Term Investments – 6.7%
Money Market Funds – 6.7%
Northern Institutional Funds - Liquid Assets Portfolio, 4.85%(g)(h)	15,575,650	$ 15,575,650
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(g)	38,064,735	38,064,735
Total Short-Term Investments (Cost $53,640,385)		53,640,385
Total Investments – 100.9% (Cost $791,442,546)		810,821,398
Liabilities less Other Assets – (0.9)%		(6,840,797)
NET ASSETS – 100.0%		$803,980,601

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Security sold outside United States without registration under the Securities Act of 1933.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Security either partially or fully on loan (See Note 7).
(d)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(e)	Amount rounds to less than 0.05%.
(f)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(g)	7-day current yield as of April 30, 2023 is disclosed.
(h)	Security purchased with the cash proceeds from securities loaned (See Note 7).
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PCL	Public Company Limited
PJSC	Public Joint Stock Company
PLC	Public Limited Company
QPSC	Qualified Personal Service Corporation
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar International Equity Fund
Concentration by Currency (%)(a)
Euro	23.1
Japanese Yen	17.0
British Pound	11.5
U.S. Dollar	11.3
Hong Kong Dollar	8.1
All other currencies less than 5%	29.0
Total	100.0
(a) Percentages shown are based on Net Assets.
Country Diversification (%)(a)
Japan	17.0
China	11.7
Germany	10.2
United Kingdom	8.4
France	6.8
United States	5.9
All other countries less than 5%(b)	40.0
Total	100.0

(a) Percentages shown are based on Net Assets.
(b) Includes Other.

Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar International Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	$ 90,780,171	$646,316,223	$—*	$737,096,394
Preferred Stocks	490,917	4,067,615	—	4,558,532
Rights	1,847	—	—	1,847
Investment Companies	15,524,240	—	—	15,524,240
Short-Term Investments	53,640,385	—	—	53,640,385
Total Investments	$160,437,560	$650,383,838	$ —	$810,821,398

*Includes securities determined to have no value as of April 30, 2023.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar Global Income Fund
	Par (a)	Value
Asset-Backed Securities – 5.2%
Other – 5.0%
AB BSL CLO 4 Ltd., Series 2023-4A, Class A, (3M CME Term SOFR + 2.00%, 2.00% Floor), 6.96%, 4/20/36(b)(c)	$100,000	$ 99,900
AGL CLO Ltd., Series 2021-12A, Class D, (3M USD LIBOR + 2.85%, 2.85% Floor), 8.10%, 7/20/34(b)(c)	250,000	229,978
Aimco CLO 12 Ltd., Series 2020-12A, Class DR, (3M CME Term SOFR + 2.90%, 2.90% Floor), 7.89%, 1/17/32(b)(c)	250,000	236,276
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R3, Class M4, (1M USD LIBOR + 0.93%, 0.93% Floor), 5.95%, 5/25/35(c)	140,780	137,643
Apex Credit CLO Ltd., Series 2022-1A, Class D, (3M CME Term SOFR + 4.40%, 4.40% Floor), 9.47%, 4/22/33(b)(c)	130,000	119,455
Bain Capital Credit CLO Ltd.,
Series 2022-2A, Class D1, (3M CME Term SOFR + 3.65%, 3.65% Floor), 8.72%, 4/22/35(b)(c)	250,000	229,507
Series 2023-1A, Class AN, (3M CME Term SOFR + 1.83%, 1.83% Floor), 6.57%, 4/16/36(b)(c)	230,000	229,580
Barings CLO Ltd.,
Series 2018-3A, Class D, (3M USD LIBOR + 2.90%), 8.15%, 7/20/29(b)(c)	260,000	250,449
Series 2016-2A, Class ER2, (3M USD LIBOR + 6.50%, 6.50% Floor), 11.75%, 1/20/32(b)(c)	390,000	357,828

BlueMountain CLO XXIX Ltd., Series 2020-29A, Class ER, (3M USD LIBOR + 6.86%, 6.86% Floor), 12.12%, 7/25/34(b)(c)	250,000	228,963
	Par (a)	Value
Other (Continued)
Bristol Park CLO Ltd.,
Series 2016-1A, Class DR, (3M USD LIBOR + 2.95%, 2.95% Floor), 8.21%, 4/15/29(b)(c)	$250,000	$230,450
Series 2016-1A, Class ER, (3M USD LIBOR + 7.00%, 7.00% Floor), 12.26%, 4/15/29(b)(c)	350,000	306,889

Canyon CLO Ltd., Series 2020-1A, Class BR, (3M USD LIBOR + 1.70%, 1.70% Floor), 6.96%, 7/15/34(b)(c)	250,000	241,087
CarVal CLO VII-C Ltd., Series 2023-1A, Class A1, (3M CME Term SOFR + 2.20%, 2.20% Floor), 6.88%, 1/20/35(b)(c)	240,000	239,744
Cook Park CLO Ltd., Series 2018-1A, Class D, (3M USD LIBOR + 2.60%), 7.86%, 4/17/30(b)(c)	250,000	226,969
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class C, 3.50%, 5/20/48(b)	486,844	323,691
Greenwood Park CLO Ltd., Series 2018-1A, Class E, (3M USD LIBOR + 4.95%), 10.21%, 4/15/31(b)(c)	250,000	203,429
Hildene Community Funding CDO Ltd., Series 2015-1A, Class ARR, 2.60%, 11/01/35(b)	244,451	201,923
Jay Park CLO Ltd., Series 2016-1A, Class DR, (3M USD LIBOR + 5.20%, 5.20% Floor), 10.45%, 10/20/27(b)(c)	590,000	548,312
JP Morgan Mortgage Acquisition Trust, Series 2007-CH4, Class M1, (1M USD LIBOR + 0.23%, 0.23% Floor), 5.25%, 5/25/37(c)	270,000	257,078
KKR CLO 40 Ltd., Series 40A, Class D, (3M CME Term SOFR + 3.90%, 3.90% Floor), 8.95%, 10/20/34(b)(c)	300,000	272,835
KREF Ltd., Series 2022-FL3, Class D, (1M CME Term SOFR + 2.80%, 2.80% Floor), 7.72%, 2/17/39(b)(c)	150,000	137,796

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Other (Continued)

MF1 LLC, Series 2022-FL9, Class A, (1M CME Term SOFR + 2.15%, 2.15% Floor), 7.07%, 6/19/37(b)(c)	$240,000	$237,683
MF1 Ltd., Series 2020-FL4, Class A, (1M CME Term SOFR + 1.81%, 1.70% Floor), 6.70%, 11/15/35(b)(c)	164,435	163,746
Mill City Mortgage Loan Trust, Series 2018-2, Class M3, 3.75%, 5/25/58(b)(d)	209,683	189,241
Nassau Ltd., Series 2021-IA, Class D, (3M USD LIBOR + 3.75%, 3.75% Floor), 9.01%, 8/26/34(b)(c)	250,000	228,463
National Collegiate Student Loan Trust, Series 2007-2, Class A4, (1M USD LIBOR + 0.29%), 5.31%, 1/25/33(c)	420,037	384,055
Neuberger Berman Loan Advisers CLO 33 Ltd., Series 2019-33A, Class DR, (3M USD LIBOR + 2.90%, 2.90% Floor), 8.16%, 10/16/33(b)(c)	250,000	233,865
Oaktree CLO Ltd., Series 2022-1A, Class E, (3M CME Term SOFR + 7.76%, 7.76% Floor), 12.52%, 5/15/33(b)(c)	487,000	460,698
Ocean Trails CLO IX, Series 2020-9A, Class DR, (3M USD LIBOR + 3.75%, 3.75% Floor), 9.01%, 10/15/34(b)(c)	280,000	253,404
Ocean Trails CLO X, Series 2020-10A, Class AR, (3M USD LIBOR + 1.22%, 1.22% Floor), 6.48%, 10/15/34(b)(c)	250,000	245,198
Ocean Trails CLO XIV Ltd., Series 2023-14A, Class A1, (3M CME Term SOFR + 2.00%, 2.00% Floor), 6.78%, 1/20/35(b)(c)	220,000	220,244
Palmer Square Loan Funding Ltd., Series 2022-3A, Class C, (3M CME Term SOFR + 5.40%, 5.40% Floor), 10.39%, 4/15/31(b)(c)	210,000	209,815
	Par (a)	Value
Other (Continued)

Stonepeak ABS, Series 2021-1A, Class A, 2.68%, 2/28/33(b)	$344,248	$ 309,086
Sycamore Tree CLO Ltd., Series 2023-2A, Class A, (3M CME Term SOFR + 2.33%, 2.33% Floor), 7.01%, 4/20/35(b)(c)	250,000	251,745
Symphony CLO 37 Ltd., Series 2022-37A, Class A1A, (3M CME Term SOFR + 2.30%, 2.30% Floor), 6.55%, 10/20/34(b)(c)	250,000	250,196
Symphony CLO XXV Ltd., Series 2021-25A, Class D, (3M USD LIBOR + 3.60%, 3.60% Floor), 8.87%, 4/19/34(b)(c)	250,000	232,926
Towd Point Mortgage Trust,
Series 2015-5, Class B3, 3.98%, 5/25/55(b)(d)	220,000	193,596
Series 2017-5, Class B1, (1M USD LIBOR + 1.80%), 4.33%, 2/25/57(b)(c)	250,000	240,624
Series 2019-HY2, Class B1, (1M USD LIBOR + 2.25%, 2.25% Floor), 7.27%, 5/25/58(b)(c)	190,000	184,875

TSTAT Ltd., Series 2022-2A, Class C, (3M CME Term SOFR + 4.80%, 4.80% Floor), 9.31%, 1/20/31(b)(c)	250,000	252,869
VERDE CLO Ltd., Series 2019-1A, Class DR, (3M USD LIBOR + 3.25%, 3.25% Floor), 8.51%, 4/15/32(b)(c)	250,000	232,838
Voya CLO Ltd., Series 2020-3A, Class DR, (3M USD LIBOR + 3.25%, 3.25% Floor), 8.50%, 10/20/34(b)(c)	260,000	237,677
Whitebox CLO IV Ltd., Series 2023-4A, Class A1, (3M CME Term SOFR + 2.15%, 2.15% Floor), 6.93%, 4/20/36(b)(c)	260,000	259,609
		10,782,235

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Student Loan – 0.2%
SMB Private Education Loan Trust, Series 2021-A, Class D1, 3.86%, 1/15/53(b)	$400,000	$ 367,727
Total Asset-Backed Securities (Cost $11,566,729)		11,149,962

	Number of Shares
Common Stocks – 44.9%
Advertising & Marketing – 0.0%(e)
WPP PLC (United Kingdom)	4,171	48,611
Aerospace & Defense – 1.1%
BAE Systems PLC (United Kingdom)	7,158	91,193
Raytheon Technologies Corp.	22,561	2,253,844
		2,345,037
Asset Management – 1.5%
BlackRock, Inc.	495	332,244
Blackstone, Inc.	2,169	193,757
Macquarie Korea Infrastructure Fund (South Korea)	242,128	2,253,549
St. James's Place PLC (United Kingdom)	2,934	44,620
T. Rowe Price Group, Inc.	2,863	321,601
		3,145,771
Automotive – 1.3%
Mercedes-Benz Group A.G. (Germany)	34,498	2,690,362
Banking – 2.8%
Barclays PLC (United Kingdom)	29,517	59,459
BNP Paribas S.A. (France)	32,225	2,082,167
HSBC Holdings PLC (United Kingdom)	36,782	265,101
JPMorgan Chase & Co.	12,830	1,773,619
Lloyds Banking Group PLC (United Kingdom)	164,204	99,758
NatWest Group PLC (United Kingdom)	13,127	43,242
PNC Financial Services Group (The), Inc.	1,854	241,483
Standard Chartered PLC (United Kingdom)	6,454	51,136
Svenska Handelsbanken AB, Class A (Sweden)	105,363	931,386
	Number of Shares	Value
Banking (Continued)
Truist Financial Corp.	3,253	$ 105,983
U.S. Bancorp	7,322	250,998
		5,904,332
Beverages – 2.1%
Arca Continental S.A.B. de C.V. (Mexico)	312,027	2,980,652
Coca-Cola (The) Co.	12,334	791,226
Diageo PLC (United Kingdom)	4,905	223,747
PepsiCo, Inc.	3,014	575,343
		4,570,968
Biotechnology & Pharmaceuticals – 3.8%
AbbVie, Inc.	4,168	629,868
Amgen, Inc.	1,780	426,737
AstraZeneca PLC (United Kingdom)	2,937	432,218
Bristol-Myers Squibb Co.	6,314	421,586
Gilead Sciences, Inc.	5,148	423,217
GSK PLC	8,428	151,983
Johnson & Johnson	5,444	891,183
Merck & Co., Inc.	15,592	1,800,408
Novartis A.G. ADR (Switzerland)(f)	23,767	2,437,781
Pfizer, Inc.	13,086	508,915
		8,123,896
Cable & Satellite – 0.5%
Comcast Corp., Class A	23,791	984,234
Chemicals – 0.2%
Air Products and Chemicals, Inc.	1,800	529,848
Commercial Support Services – 0.1%
Compass Group PLC (United Kingdom)	3,388	89,379
Rentokil Initial PLC (United Kingdom)	6,052	48,181
		137,560
Construction Materials – 1.3%
Cie de Saint-Gobain (France)	27,447	1,589,036
Xinyi Glass Holdings Ltd. (China)	622,745	1,139,337
		2,728,373
Containers & Packaging – 0.9%
Amcor PLC	37,959	416,410
Smurfit Kappa Group PLC (Ireland)	43,776	1,621,863
		2,038,273

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Diversified Industrials – 1.3%
Emerson Electric Co.	5,163	$ 429,872
Illinois Tool Works, Inc.	927	224,278
Siemens A.G. (Germany)(g)	12,761	2,103,424
		2,757,574
Electric Utilities – 1.2%
American Electric Power Co., Inc.	4,191	387,332
Dominion Energy, Inc.	5,974	341,354
Duke Energy Corp.	12,232	1,209,500
Edison International	5,637	414,883
National Grid PLC (United Kingdom)	6,497	93,154
SSE PLC (United Kingdom)	2,085	48,108
		2,494,331
Food – 0.3%
Associated British Foods PLC (United Kingdom)	2,216	54,599
Mondelez International, Inc., Class A	6,610	507,119
		561,718
Forestry, Paper & Wood Products – 0.7%
UPM-Kymmene OYJ (Finland)	44,718	1,426,076
Gas & Water Utilities – 0.1%
NiSource, Inc.	8,206	233,543
Severn Trent PLC (United Kingdom)	1,003	36,944
		270,487
Health Care Facilities & Services – 0.1%
CVS Health Corp.	4,111	301,377
Home Construction – 0.0%(e)
Berkeley Group Holdings (The) PLC (United Kingdom)	881	49,303
Household Products – 0.8%
Haleon PLC	13,662	60,068
Kimberly-Clark Corp.	2,501	362,370
Procter & Gamble (The) Co.	5,258	822,246
Reckitt Benckiser Group PLC (United Kingdom)	1,708	138,023
Unilever PLC (United Kingdom)	4,921	274,012
		1,656,719
Industrial Support Services – 0.0%(e)
Ashtead Group PLC (United Kingdom)	532	30,673
	Number of Shares	Value
Institutional Financial Services – 1.6%
CME Group, Inc.	3,868	$ 718,558
London Stock Exchange Group PLC (United Kingdom)	931	97,749
Morgan Stanley	27,454	2,470,037
Northern Trust Corp.	2,932	229,165
		3,515,509
Insurance – 1.1%
Aviva PLC (United Kingdom)	5,339	28,427
Legal & General Group PLC (United Kingdom)	11,144	32,880
Prudential PLC (Hong Kong)	5,414	82,840
Zurich Insurance Group A.G. (Switzerland)	4,710	2,284,125
		2,428,272
Leisure Facilities & Services – 2.3%
Entain PLC (United Kingdom)	2,232	40,670
InterContinental Hotels Group PLC (United Kingdom)	627	43,110
McDonald's Corp.	1,196	353,717
OPAP S.A. (Greece)	244,764	4,173,890
Starbucks Corp.	2,211	252,695
		4,864,082
Leisure Products – 0.1%
Hasbro, Inc.	4,453	263,707
Machinery – 0.0%(e)
Smiths Group PLC (United Kingdom)	1,564	33,070
Medical Equipment & Devices – 1.7%
Medtronic PLC	38,421	3,494,390
Smith & Nephew PLC (United Kingdom)	3,068	50,529
		3,544,919
Metals & Mining – 1.2%
Anglo American PLC (South Africa)	2,179	67,144
Glencore PLC (Australia)	234,286	1,382,904
Rio Tinto Ltd. (Australia)	12,619	946,484
Rio Tinto PLC (Australia)	2,549	162,046
		2,558,578
Oil & Gas Producers – 3.3%
BP PLC (United Kingdom)	34,600	232,131
Exxon Mobil Corp.	3,957	468,271
Gazprom PJSC (Russia)(h)	33,780	—
Kinder Morgan, Inc.	12,609	216,244

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Oil & Gas Producers (Continued)
LUKOIL PJSC (Russia)(h)	1,232	$ —
ONEOK, Inc.(f)	4,891	319,920
Petroleo Brasileiro S.A. (Brazil)	236,745	1,259,242
Rosneft Oil Co. PJSC (Russia)(h)	17,410	—
Shell PLC (Netherlands)	13,339	409,883
TotalEnergies S.E. ADR (France)	29,948	1,914,576
Williams (The) Cos., Inc.	10,953	331,438
Woodside Energy Group Ltd. (Australia)	82,050	1,861,742
		7,013,447
Publishing & Broadcasting – 0.0%(e)
Informa PLC (United Kingdom)	3,850	35,001
Real Estate Investment Trusts – 3.8%
Crown Castle, Inc.	3,080	379,117
Federal Realty Investment Trust	3,265	322,876
PowerGrid Infrastructure Investment Trust (India)(b)	1,522,000	2,295,751
Realty Income Corp.	3,512	220,694
Simon Property Group, Inc.	2,942	333,388
TF Administradora Industrial S. de R.L. de C.V. (Mexico)	1,572,073	2,946,626
VICI Properties, Inc.	47,330	1,606,380
		8,104,832
Retail - Consumer Staples – 0.0%(e)
Tesco PLC (United Kingdom)	23,463	82,952
Retail - Discretionary – 0.1%
Advance Auto Parts, Inc.	2,253	282,819
Kingfisher PLC (United Kingdom)	10,194	33,040
		315,859
Semiconductors – 3.2%
Broadcom, Inc.	7,133	4,468,824
MediaTek, Inc. (Taiwan)	81,250	1,766,688
Texas Instruments, Inc.	3,560	595,232
		6,830,744
Technology Hardware – 0.8%
NetApp, Inc.	3,375	212,254
Unimicron Technology Corp. (Taiwan)	327,000	1,553,690
		1,765,944
	Number of Shares	Value
Technology Services – 0.3%
Experian PLC	1,751	$ 61,994
International Business Machines Corp.	4,138	523,085
RELX PLC (United Kingdom)	3,650	121,613
		706,692
Telecommunications – 3.2%
BCE, Inc. (Canada)(f)	37,025	1,779,792
BT Group PLC (United Kingdom)	20,635	41,214
Nippon Telegraph & Telephone Corp. (Japan)	84,000	2,563,174
Softbank Corp. (Japan)	155,785	1,753,954
Verizon Communications, Inc.	17,111	664,420
Vodafone Group PLC (United Kingdom)	74,156	89,071
		6,891,625
Tobacco & Cannabis – 1.4%
Altria Group, Inc.	6,799	323,020
British American Tobacco PLC (United Kingdom)	5,262	194,409
British American Tobacco PLC ADR (United Kingdom)	48,956	1,813,820
Philip Morris International, Inc.	7,650	764,770
		3,096,019
Transportation & Logistics – 0.2%
United Parcel Service, Inc., Class B	2,365	425,251
Transportation Equipment – 0.5%
Volvo AB, Class B (Sweden)	56,479	1,161,248
Wholesale - Discretionary – 0.0%(e)
Bunzl PLC (United Kingdom)	1,153	45,897
Total Common Stocks (Cost $91,956,588)		96,479,171

	Par (a)
Convertible Bonds – 0.1%
Cable & Satellite – 0.1%
DISH Network Corp., 0.00%, 12/15/25(i)	$330,000	160,925
Total Convertible Bonds (Cost $208,344)		160,925

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value

Corporate Bonds – 14.5%
Aerospace & Defense – 0.7%
Boeing (The) Co.,
3.25%, 2/01/35	$280,000	$ 229,092
5.81%, 5/01/50	50,000	49,732
5.93%, 5/01/60	90,000	88,928
TransDigm, Inc.,
6.25%, 3/15/26(b)	230,000	231,087
6.75%, 8/15/28(b)	410,000	416,372

Triumph Group, Inc., 9.00%, 3/15/28(b)	420,000	425,762
		1,440,973
Automotive – 0.9%
Clarios Global L.P./Clarios U.S. Finance Co., 8.50%, 5/15/27(b)(f)	250,000	251,462
Ford Motor Co.,
3.25%, 2/12/32(f)	720,000	558,372
6.10%, 8/19/32(f)	950,000	905,997

PM General Purchaser LLC, 9.50%, 10/01/28(b)	280,000	265,300
		1,981,131
Biotechnology & Pharmaceuticals – 0.1%
Bausch Health Cos., Inc.,
5.50%, 11/01/25(b)	110,000	95,875
6.13%, 2/01/27(b)	90,000	64,851
5.00%, 1/30/28(b)	20,000	9,302
		170,028
Cable & Satellite – 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 5/01/32	370,000	296,213
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.13%, 7/01/49	70,000	54,711
CSC Holdings LLC,
6.50%, 2/01/29(b)(f)	600,000	500,960
5.75%, 1/15/30(b)	440,000	224,551

Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	310,000	272,047
DISH DBS Corp.,
5.88%, 11/15/24	220,000	182,023
5.75%, 12/01/28(b)	150,000	106,636

Time Warner Cable LLC, 6.75%, 6/15/39	90,000	87,502
		1,724,643
	Par (a)	Value
Commercial Support Services – 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 7/15/26(b)	$260,000	$250,628
CoreCivic, Inc., 8.25%, 4/15/26(f)	430,000	434,390
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 2/01/26(b)	160,000	144,800
TKC Holdings, Inc., 6.88%, 5/15/28(b)	80,000	71,100
ZipRecruiter, Inc., 5.00%, 1/15/30(b)	60,000	52,402
		953,320
Construction Materials – 0.1%
Advanced Drainage Systems, Inc., 6.38%, 6/15/30(b)(f)	120,000	118,719
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28(b)	160,000	149,748
		268,467
Consumer Services – 0.3%
Adtalem Global Education, Inc., 5.50%, 3/01/28(b)	63,000	59,850
Carriage Services, Inc., 4.25%, 5/15/29(b)	140,000	116,040
StoneMor, Inc., 8.50%, 5/15/29(b)	240,000	198,072
Upbound Group, Inc., 6.38%, 2/15/29(b)(f)	180,000	158,055
		532,017
Containers & Packaging – 0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 6/15/27(b)(f)	210,000	208,962
Pactiv LLC, 8.38%, 4/15/27	160,000	157,393
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 2/01/28(b)	60,000	60,882
		427,237
Electrical Equipment – 0.1%
Vertiv Group Corp., 4.13%, 11/15/28(b)	290,000	261,779
Engineering & Construction – 0.1%
Tutor Perini Corp., 6.88%, 5/01/25(b)(f)	330,000	238,953

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Food – 0.2%
Darling Ingredients, Inc., 6.00%, 6/15/30(b)(f)	$320,000	$ 316,565
Simmons Foods, Inc., 4.63%, 3/01/29(b)	150,000	123,937
		440,502
Health Care Facilities & Services – 0.5%
AdaptHealth LLC, 4.63%, 8/01/29(b)	220,000	178,287
Akumin Escrow, Inc., 7.50%, 8/01/28(b)	150,000	105,327
Akumin, Inc., 7.00%, 11/01/25(b)(f)	110,000	87,375
CHS/Community Health Systems, Inc.,
6.13%, 4/01/30(b)	400,000	284,689
4.75%, 2/15/31(b)	160,000	129,078

Option Care Health, Inc., 4.38%, 10/31/29(b)	230,000	206,803
Radiology Partners, Inc., 9.25%, 2/01/28(b)(f)	180,000	79,650
US Renal Care, Inc., 10.63%, 7/15/27(b)	150,000	26,625
		1,097,834
Home Construction – 0.0%(e)
MDC Holdings, Inc., 6.00%, 1/15/43	50,000	44,051
Industrial Intermediate Products – 0.2%
Chart Industries, Inc., 7.50%, 1/01/30(b)	100,000	103,000
Park-Ohio Industries, Inc., 6.63%, 4/15/27	370,000	294,150
		397,150
Industrial Support Services – 0.5%
H&E Equipment Services, Inc., 3.88%, 12/15/28(b)	150,000	129,984
United Rentals North America, Inc.,
5.50%, 5/15/27	100,000	99,358
4.88%, 1/15/28	60,000	57,648
6.00%, 12/15/29(b)	850,000	862,656
		1,149,646
Institutional Financial Services – 0.3%
Coinbase Global, Inc., 3.63%, 10/01/31(b)	120,000	67,058
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(b)	180,000	161,078
	Par (a)	Value
Institutional Financial Services (Continued)
LPL Holdings, Inc., 4.00%, 3/15/29(b)(f)	$170,000	$152,690
StoneX Group, Inc., 8.63%, 6/15/25(b)	230,000	232,875
		613,701
Insurance – 0.2%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc., (100% Cash), 7.63%, 10/15/25(b)(j)	400,000	364,327
NMI Holdings, Inc., 7.38%, 6/01/25(b)	150,000	152,094
		516,421
Internet Media & Services – 0.1%
Match Group Holdings II LLC, 5.00%, 12/15/27(b)(f)	60,000	56,528
Ziff Davis, Inc., 4.63%, 10/15/30(b)(f)	210,000	184,513
		241,041
Leisure Facilities & Services – 1.4%
AMC Entertainment Holdings, Inc., 7.50%, 2/15/29(b)	110,000	79,750
Boyne USA, Inc., 4.75%, 5/15/29(b)(f)	360,000	326,089
Caesars Entertainment, Inc., 7.00%, 2/15/30(b)	360,000	363,213
Carnival Corp.,
4.00%, 8/01/28(b)	200,000	173,369
10.50%, 6/01/30(b)(f)	210,000	199,274

Carnival PLC, 7.88%, 6/01/27	120,000	118,819
Full House Resorts, Inc., 8.25%, 2/15/28(b)(f)	180,000	165,763
Las Vegas Sands Corp.,
3.20%, 8/08/24	240,000	232,444
3.50%, 8/18/26	30,000	28,195

Mohegan Tribal Gaming Authority, 13.25%, 12/15/27(b)	320,000	343,024
NCL Corp. Ltd.,
3.63%, 12/15/24(b)	210,000	196,887
5.88%, 3/15/26(b)	390,000	335,933
Royal Caribbean Cruises Ltd.,
11.63%, 8/15/27(b)	160,000	170,206
9.25%, 1/15/29(b)	60,000	64,006

Viking Cruises Ltd., 13.00%, 5/15/25(b)	20,000	21,050

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Leisure Facilities & Services (Continued)

Viking Ocean Cruises Ship VII Ltd., 5.63%, 2/15/29(b)	$ 20,000	$ 16,904
VOC Escrow Ltd., 5.00%, 2/15/28(b)	20,000	17,785
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.13%, 2/15/31(b)	130,000	133,161
		2,985,872
Machinery – 0.2%
Titan International, Inc., 7.00%, 4/30/28	470,000	420,175
Medical Equipment & Devices – 0.1%
Medline Borrower L.P., 5.25%, 10/01/29(b)(f)	260,000	224,890
Metals & Mining – 0.0%(e)
Freeport-McMoRan, Inc., 5.45%, 3/15/43	60,000	56,320
Oil & Gas Producers – 3.4%
Berry Petroleum Co. LLC, 7.00%, 2/15/26(b)	540,000	513,580
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)	220,000	220,453
Chord Energy Corp., 6.38%, 6/01/26(b)	260,000	258,657
Continental Resources, Inc., 5.75%, 1/15/31(b)	170,000	166,226
DCP Midstream Operating L.P., 6.75%, 9/15/37(b)	200,000	217,270
Devon Energy Corp., 5.00%, 6/15/45	170,000	152,214
Diamondback Energy, Inc., 3.13%, 3/24/31	250,000	218,669
Endeavor Energy Resources L.P./EER Finance, Inc., 5.75%, 1/30/28(b)	160,000	159,200
Energy Transfer L.P.,
(5Y US Treasury CMT + 5.31%), 7.13%, 5/15/30(k)(l)	70,000	58,975
5.35%, 5/15/45	90,000	80,165
EQM Midstream Partners L.P.,
7.50%, 6/01/30(b)(f)	100,000	97,067
4.75%, 1/15/31(b)(f)	150,000	122,936

EQT Corp., 3.13%, 5/15/26(b)	20,000	18,574
	Par (a)	Value
Oil & Gas Producers (Continued)

Genesis Energy L.P./Genesis Energy Finance Corp., 8.88%, 4/15/30(f)	$150,000	$150,201
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 4/15/32(b)	120,000	112,186
Howard Midstream Energy Partners LLC, 6.75%, 1/15/27(b)	130,000	121,322
Northern Oil and Gas, Inc., 8.13%, 3/01/28(b)	220,000	217,250
Occidental Petroleum Corp.,
6.63%, 9/01/30(f)	180,000	192,150
7.50%, 5/01/31	40,000	44,629
6.45%, 9/15/36	240,000	254,700
6.60%, 3/15/46	50,000	53,357
4.40%, 8/15/49	60,000	47,170

Permian Resources Operating LLC, 5.88%, 7/01/29(b)	420,000	397,437
Range Resources Corp.,
8.25%, 1/15/29	420,000	438,354
4.75%, 2/15/30(b)(f)	200,000	184,000

ROCC Holdings LLC, 9.25%, 8/15/26(b)	130,000	139,425
Rockies Express Pipeline LLC, 7.50%, 7/15/38(b)	100,000	91,229
Southwestern Energy Co.,
8.38%, 9/15/28	270,000	282,696
4.75%, 2/01/32	300,000	264,526

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/26(b)	120,000	115,200
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 12/31/30(b)	80,000	71,052
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.88%, 2/01/31	250,000	235,604
Transcontinental Gas Pipe Line Co. LLC, 4.60%, 3/15/48	100,000	88,137
Venture Global Calcasieu Pass LLC,
6.25%, 1/15/30(b)	190,000	192,661
3.88%, 11/01/33(b)	370,000	311,991

Viper Energy Partners L.P., 5.38%, 11/01/27(b)	250,000	241,662

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
Western Midstream Operating L.P.,
5.45%, 4/01/44	$340,000	$ 295,634
5.30%, 3/01/48	410,000	346,000

Williams (The) Cos., Inc., 8.75%, 3/15/32	30,000	36,192
		7,208,751
Oil, Gas Services & Equipment – 0.1%
Noble Finance II LLC, 8.00%, 4/15/30(b)	90,000	92,162
Transocean, Inc., 8.75%, 2/15/30(b)	90,000	90,809
		182,971
Publishing & Broadcasting – 0.1%
McClatchy (The) Co. LLC, 11.00%, 7/15/27(b)(f)(j)	145,496	164,411
Real Estate Investment Trusts – 0.2%
Diversified Healthcare Trust,
4.75%, 5/01/24	20,000	18,249
9.75%, 6/15/25	44,000	42,116

IIP Operating Partnership L.P., 5.50%, 5/25/26	160,000	137,695
Service Properties Trust,
7.50%, 9/15/25	230,000	225,257
5.50%, 12/15/27	50,000	43,717
		467,034
Real Estate Owners & Developers – 0.1%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/25(b)(f)	170,000	153,425
Renewable Energy – 0.2%
Sunnova Energy Corp., 5.88%, 9/01/26(b)(f)	410,000	371,563
Retail - Discretionary – 0.6%
Abercrombie & Fitch Management Co., 8.75%, 7/15/25(b)	220,000	223,293
Bath & Body Works, Inc.,
5.25%, 2/01/28(f)	150,000	143,401
6.63%, 10/01/30(b)(f)	70,000	67,198

Builders FirstSource, Inc., 4.25%, 2/01/32(b)	160,000	140,189
Foot Locker, Inc., 4.00%, 10/01/29(b)	140,000	118,444
Michaels (The) Cos., Inc., 7.88%, 5/01/29(b)(f)	160,000	107,258
	Par (a)	Value
Retail - Discretionary (Continued)

QVC, Inc., 4.38%, 9/01/28	$130,000	$ 64,009
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25(f)	320,000	316,000
		1,179,792
Software – 0.4%
AthenaHealth Group, Inc., 6.50%, 2/15/30(b)(f)	270,000	221,762
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(b)(f)	340,000	336,647
Crowdstrike Holdings, Inc., 3.00%, 2/15/29	100,000	86,984
Gen Digital, Inc., 7.13%, 9/30/30(b)(f)	220,000	220,992
Rackspace Technology Global, Inc., 3.50%, 2/15/28(b)(f)	70,000	29,050
		895,435
Specialty Finance – 0.5%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 6/15/29(b)	140,000	106,010
Aviation Capital Group LLC, 5.50%, 12/15/24(b)	80,000	78,937
Burford Capital Global Finance LLC, 6.88%, 4/15/30(b)	200,000	186,000
FirstCash, Inc., 5.63%, 1/01/30(b)	180,000	167,206
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
4.25%, 2/01/27(b)	20,000	17,050
4.75%, 6/15/29(b)	80,000	63,300

Midcap Financial Issuer Trust, 6.50%, 5/01/28(b)	200,000	180,669
Navient Corp., 5.63%, 8/01/33	50,000	37,476
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
3.63%, 3/01/29(b)	280,000	236,746
3.88%, 3/01/31(b)	20,000	16,152
		1,089,546
Technology Hardware – 0.2%
CommScope, Inc.,
6.00%, 3/01/26(b)	20,000	19,101
7.13%, 7/01/28(b)(f)	20,000	14,350
4.75%, 9/01/29(b)(f)	190,000	153,434

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Technology Hardware (Continued)

NCR Corp., 5.13%, 4/15/29(b)	$160,000	$138,400
Viavi Solutions, Inc., 3.75%, 10/01/29(b)(f)	60,000	50,100
		375,385
Technology Services – 0.1%
Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 6/15/29(b)(f)	120,000	93,790
Sabre GLBL, Inc., 11.25%, 12/15/27(b)	200,000	175,750
		269,540
Tobacco & Cannabis – 0.0%(e)
Altria Group, Inc., 5.95%, 2/14/49	80,000	75,505
Transportation & Logistics – 1.2%
American Airlines Pass Through Trust, Series 2017-1, Class B, 4.95%, 2/15/25	112,860	108,315
American Airlines, Inc.,
11.75%, 7/15/25(b)	140,000	154,008
7.25%, 2/15/28(b)	160,000	155,621
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 4/20/26(b)	80,000	78,560
5.75%, 4/20/29(b)	170,000	161,549

Carriage Purchaser, Inc., 7.88%, 10/15/29(b)	70,000	51,400
Delta Air Lines, Inc., 7.00%, 5/01/25(b)	360,000	371,377
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 1/20/26(b)(f)	430,000	400,596
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(b)	187,000	186,701
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.,
8.00%, 9/20/25(b)	130,000	131,217
8.00%, 9/20/25(b)	140,000	141,411

United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/26	41,100	39,844
United Airlines, Inc., 4.63%, 4/15/29(b)	110,000	99,553
	Par (a)	Value
Transportation & Logistics (Continued)

XPO CNW, Inc., 6.70%, 5/01/34	$370,000	$ 339,014
XPO Escrow Sub LLC, 7.50%, 11/15/27(b)	50,000	51,249
		2,470,415
Transportation Equipment – 0.0%(e)
Allison Transmission, Inc., 4.75%, 10/01/27(b)	70,000	66,693
Total Corporate Bonds (Cost $33,108,461)		31,156,617

Foreign Issuer Bonds – 7.5%
Angola – 0.1%
Angolan Government International Bond, 8.75%, 4/14/32(b)	210,000	173,548
Argentina – 0.4%
Provincia de Buenos Aires, (Step to 6.38% on 9/1/23), 5.25%, 9/01/37(b)(m)	600,000	185,593
Provincia de Cordoba, 6.99%, 6/01/27(b)	200,000	139,867
Transportadora de Gas del Sur S.A., 6.75%, 5/02/25(b)	200,000	174,548
YPF S.A., 8.50%, 7/28/25(b)	400,000	333,171
		833,179
Brazil – 0.4%
Braskem Netherlands Finance B.V., 4.50%, 1/10/28(b)	270,000	247,090
MercadoLibre, Inc., 3.13%, 1/14/31	270,000	209,322
Petrobras Global Finance B.V., 5.30%, 1/27/25	150,000	149,170
Suzano Austria GmbH, 3.13%, 1/15/32	250,000	198,769
Vale Overseas Ltd., 6.25%, 8/10/26(f)	130,000	134,550
		938,901
Canada – 0.6%
Air Canada, 3.88%, 8/15/26(b)	250,000	231,421
GFL Environmental, Inc.,
5.13%, 12/15/26(b)	110,000	108,210
4.75%, 6/15/29(b)(f)	70,000	65,150

Hudbay Minerals, Inc., 6.13%, 4/01/29(b)(f)	90,000	84,177
MEG Energy Corp.,
7.13%, 2/01/27(b)	200,000	204,989

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Canada (Continued)
MEG Energy Corp.,
5.88%, 2/01/29(b)	$ 40,000	$ 38,405

Superior Plus L.P./Superior General Partner, Inc., 4.50%, 3/15/29(b)	50,000	44,284
TransAlta Corp.,
7.75%, 11/15/29	90,000	94,507
6.50%, 3/15/40	380,000	353,400
		1,224,543
Chile – 0.0%(e)
VTR Comunicaciones S.p.A., 5.13%, 1/15/28(b)	200,000	111,000
China – 0.2%
Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/24(b)(j)	259,062	231,270
Prosus N.V., 3.06%, 7/13/31(b)	270,000	212,673
		443,943
Denmark – 0.1%
Danske Bank A/S, (1Y US Treasury CMT + 2.10%), 6.47%, 1/09/26(b)(l)	270,000	271,925
Dominican Republic – 0.1%
Dominican Republic International Bond, 4.88%, 9/23/32	310,000	266,907
France – 0.2%
BNP Paribas S.A., (5Y US Treasury CMT + 4.90%), 7.75%, 8/16/29(b)(k)(l)	200,000	191,000
Credit Agricole S.A., (5Y USD Swap Rate + 6.19%), 8.13%, 12/23/25(b)(k)(l)	200,000	198,160
		389,160
Gabon – 0.1%
Gabon Government International Bond, 7.00%, 11/24/31(b)	200,000	147,520
Germany – 0.2%
ZF North America Capital, Inc.,
4.75%, 4/29/25(b)	330,000	322,322
7.13%, 4/14/30(b)	160,000	165,151
		487,473
Guatemala – 0.1%
Millicom International Cellular S.A., 4.50%, 4/27/31(b)	250,000	193,526
		Par (a)	Value
Hong Kong – 0.2%
Melco Resorts Finance Ltd.,
4.88%, 6/06/25(b)		$ 200,000	$ 187,834
5.38%, 12/04/29(b)		200,000	165,439
			353,273
Indonesia – 0.6%
Indonesia Government International Bond, 3.50%, 1/11/28		200,000	192,827
Indonesia Treasury Bond,
7.00%, 5/15/27	IDR	4,902,000,000	343,634
6.50%, 2/15/31	IDR	9,636,000,000	657,677
			1,194,138
Ireland – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32		300,000	245,722
Avolon Holdings Funding Ltd., 4.25%, 4/15/26(b)		60,000	56,183
			301,905
Israel – 0.4%
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36(f)		430,000	393,752
Teva Pharmaceutical Finance Netherlands III B.V.,
4.75%, 5/09/27		210,000	196,673
8.13%, 9/15/31(f)		250,000	263,996
			854,421
Italy – 0.1%
UniCredit S.p.A., (5Y US Treasury CMT + 4.75%), 5.46%, 6/30/35(b)(l)		210,000	178,927
Ivory Coast – 0.1%
Ivory Coast Government International Bond, 5.75%, 12/31/32		149,236	138,044
Jordan – 0.1%
Jordan Government International Bond, 7.75%, 1/15/28(b)		230,000	234,071

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
		Par (a)	Value
Kazakhstan – 0.2%
Kazakhstan Government International Bond, 5.13%, 7/21/25		$ 220,000	$ 227,628
KazMunayGas National Co. JSC, 4.75%, 4/19/27(b)		250,000	237,249
			464,877
Kuwait – 0.1%
MEGlobal Canada ULC, 5.88%, 5/18/30(b)		210,000	215,015
Luxembourg – 0.5%
Altice France Holding S.A., 10.50%, 5/15/27(b)		620,000	457,857
ARD Finance S.A., (100% Cash), 6.50%, 6/30/27(b)(j)		200,000	163,903
FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26(b)		420,000	392,175
			1,013,935
Macau – 0.4%
Sands China Ltd., 3.35%, 3/08/29		450,000	378,811
Wynn Macau Ltd., 4.88%, 10/01/24(b)		480,000	463,052
			841,863
Mexico – 0.4%
Banco Mercantil del Norte S.A.,
(10Y US Treasury CMT + 5.35%), 7.63%, 1/10/28(b)(k)(l)		230,000	209,336
(10Y US Treasury CMT + 5.47%), 7.50%, 6/27/29(b)(k)(l)		250,000	220,625

Mexican Bonos, 5.75%, 3/05/26	MXN	4,910,000	247,583
Mexico Government International Bond, 4.75%, 3/08/44		300,000	260,897
			938,441
Panama – 0.1%
Panama Government International Bond, 4.50%, 4/01/56		200,000	151,364
Peru – 0.3%
Peruvian Government International Bond, 2.78%, 1/23/31		240,000	207,859
	Par (a)	Value
Peru (Continued)
Petroleos del Peru S.A., 5.63%, 6/19/47(b)	$250,000	$ 158,596
Volcan Cia Minera S.A.A., 4.38%, 2/11/26(b)	260,000	196,968
		563,423
Qatar – 0.2%
Qatar Government International Bond, 4.82%, 3/14/49(b)	400,000	395,456
South Africa – 0.1%
Sasol Financing USA LLC, 5.50%, 3/18/31	250,000	206,992
Switzerland – 0.3%
Credit Suisse A.G.,
4.75%, 8/09/24	260,000	251,225
7.95%, 1/09/25	250,000	254,440
VistaJet Malta Finance PLC/Vista Management Holding, Inc.,
7.88%, 5/01/27(b)	130,000	123,500
6.38%, 2/01/30(b)	50,000	43,257
		672,422
Turkey – 0.1%
Turk Telekomunikasyon AS, 6.88%, 2/28/25(b)	250,000	237,808
United Arab Emirates – 0.1%
DP World Ltd., 5.63%, 9/25/48(b)	290,000	281,301
United Kingdom – 0.2%
Mclaren Finance PLC, 7.50%, 8/01/26(b)(f)	200,000	163,200
Neptune Energy Bondco PLC, 6.63%, 5/15/25(b)	200,000	197,153
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(b)	200,000	170,428
		530,781
Zambia – 0.4%
First Quantum Minerals Ltd.,
6.88%, 3/01/26(b)	490,000	481,092
6.88%, 10/15/27(b)(f)	480,000	466,008
		947,100
Total Foreign Issuer Bonds (Cost $17,493,462)		16,197,182

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Number of Shares	Value
Master Limited Partnerships – 2.0%
Oil & Gas Producers – 2.0%
Energy Transfer L.P.	299,439	$3,856,774
Enterprise Products Partners L.P.	17,169	451,717
Total Master Limited Partnerships (Cost $3,828,201)		4,308,491

	Par (a)
Mortgage-Backed Securities – 4.2%
Commercial Mortgage-Backed Securities – 1.9%
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class D, (1M USD LIBOR + 1.65%, 1.65% Floor), 6.60%, 9/15/36(b)(c)	$270,000	255,467
Series 2021-ACNT, Class A, (1M USD LIBOR + 0.85%, 0.85% Floor), 5.80%, 11/15/38(b)(c)	197,000	191,565
Series 2022-AHP, Class A, (1M CME Term SOFR + 0.99%, 0.99% Floor), 5.88%, 1/17/39(b)(c)	212,000	205,990
BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/27(b)	230,000	225,365
Series 2021-SDMF, Class F, (1M USD LIBOR + 1.94%, 1.94% Floor), 6.89%, 9/15/34(b)(c)	210,000	191,403
Series 2021-ARIA, Class A, (1M USD LIBOR + 0.90%, 0.90% Floor), 5.85%, 10/15/36(b)(c)	270,000	260,622
Series 2022-PSB, Class A, (1M CME Term SOFR + 2.45%, 2.45% Floor), 7.34%, 8/15/39(b)(c)	276,544	274,511

BXHPP Trust, Series 2021-FILM, Class C, (1M USD LIBOR + 1.10%, 1.10% Floor), 6.05%, 8/15/36(b)(c)	270,000	241,610
Commercial Mortgage Trust, Series 2015-CR25, Class A4, 3.76%, 8/10/48	260,000	250,472
Extended Stay America Trust,
Series 2021-ESH, Class A, (1M USD LIBOR + 1.08%, 1.08% Floor), 6.03%, 7/15/38(b)(c)	263,572	256,805
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
Extended Stay America Trust,
Series 2021-ESH, Class C, (1M USD LIBOR + 1.70%, 1.70% Floor), 6.65%, 7/15/38(b)(c)	$253,810	$ 244,911
Series 2021-ESH, Class E, (1M USD LIBOR + 2.85%, 2.85% Floor), 7.80%, 7/15/38(b)(c)	253,810	241,098

GS Mortgage Securities Trust, Series 2017-GS6, Class A2, 3.16%, 5/10/50	191,142	178,203
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-ACB, Class A, (30D Average SOFR + 1.40%, 1.40% Floor), 6.15%, 3/15/39(b)(c)	350,000	342,114
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5, 3.91%, 1/15/49	200,000	192,341
MTN Commercial Mortgage Trust,
Series 2022-LPFL, Class A, (1M CME Term SOFR + 1.40%, 1.40% Floor), 6.29%, 3/15/39(b)(c)	260,000	255,110
Series 2022-LPFL, Class F, (1M CME Term SOFR + 5.29%, 5.29% Floor), 10.17%, 3/15/39(b)(c)	200,000	187,904

NCMF Trust, Series 2022-MFP, Class G, (1M CME Term SOFR + 5.13%, 5.13% Floor), 10.02%, 3/15/39(b)(c)	195,000	186,561
		4,182,052
Whole Loan – 2.3%
BRAVO Residential Funding Trust,
Series 2022-NQM1, Class A1, 3.63%, 9/25/61(b)(d)	202,848	192,195
Series 2022-NQM2, Class A1, 4.27%, 11/25/61(b)(d)	166,105	158,244
Series 2022-NQM2, Class A3, 5.24%, 11/25/61(b)	207,631	200,774

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Whole Loan (Continued)

Citigroup Mortgage Loan Trust, Series 2022-A, Class A1, (Step to 9.17% on 9/25/25), 6.17%, 9/25/62(b)(m)	$237,978	$237,120
COLT Mortgage Loan Trust, Series 2022-3, Class A1, 3.90%, 2/25/67(b)(d)	233,487	218,614
Connecticut Avenue Securities Trust,
Series 2022-R03, Class 1M2, (30D Average SOFR + 3.50%), 8.32%, 3/25/42(b)(c)	250,000	254,532
Series 2022-R08, Class 1M2, (30D Average SOFR + 3.60%, 3.60% Floor), 8.42%, 7/25/42(b)(c)	200,000	204,746

CSMC Trust, Series 2020-RPL4, Class A1, 2.00%, 1/25/60(b)	215,727	189,871
FHLMC Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B1, (30D Average SOFR + 3.40%), 8.22%, 8/25/33(b)(c)	270,000	264,075
FNMA Connecticut Avenue Securities,
Series 2017-C06, Class 1B1, (1M USD LIBOR + 4.15%, 4.15% Floor), 9.17%, 2/25/30(c)	330,000	349,778
Series 2018-C05, Class 1B1, (1M USD LIBOR + 4.25%, 4.25% Floor), 9.27%, 1/25/31(c)	250,000	272,757
Freddie Mac STACR REMIC Trust,
Series 2021-DNA7, Class B1, (30D Average SOFR + 3.65%), 8.47%, 11/25/41(b)(c)	210,000	203,575
Series 2020-DNA5, Class B1, (30D Average SOFR + 4.80%), 9.62%, 10/25/50(b)(c)	180,000	190,899
Series 2020-DNA6, Class B1, (30D Average SOFR + 3.00%), 7.82%, 12/25/50(b)(c)	260,000	253,332
Series 2021-DNA1, Class B2, (30D Average SOFR + 4.75%), 9.57%, 1/25/51(b)(c)	240,000	207,666
	Par (a)	Value
Whole Loan (Continued)
Freddie Mac STACR REMIC Trust,
Series 2022-DNA2, Class M1B, (30D Average SOFR + 2.40%), 7.22%, 2/25/42(b)(c)	$210,000	$ 206,853

GS Mortgage-Backed Securities Trust, Series 2022-NQM1, Class A4, 4.00%, 5/25/62(b)(d)	214,724	196,615
New Residential Mortgage Loan Trust, Series 2022-NQM2, Class A1, 3.08%, 3/27/62(b)(d)	232,628	211,714
OBX Trust, Series 2022-NQM6, Class A1, (Step to 4.73% on 7/25/26), 4.70%, 7/25/62(b)(m)	244,522	238,593
Residential Mortgage Loan Trust, Series 2020-2, Class A2, 2.51%, 5/25/60(b)	360,000	338,546
Seasoned Credit Risk Transfer Trust, Series 2022-1, Class M, 4.50%, 11/25/61(b)	100,000	81,261
SG Residential Mortgage Trust, Series 2022-1, Class A1, 3.17%, 3/27/62(b)(d)	241,323	220,200
		4,891,960
Total Mortgage-Backed Securities (Cost $9,275,891)		9,074,012

Term Loans – 9.0%(c)
Advertising & Marketing – 0.1%
CB Poly US Holdings, Inc., Initial Term Loan, (1M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.48%, 5/18/29	199,000	195,020
Aerospace & Defense – 0.5%
Vertex Aerospace Services Corp., Initial Term Loan, (1M USD LIBOR + 3.50%, 0.75% Floor), 8.52%, 12/06/28	663,300	661,184
WP CPP Holdings LLC, Initial Term Loan, (3M USD LIBOR + 3.75%, 1.00% Floor), 9.03%, 4/30/25	335,803	305,581
		966,765

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Asset Management – 0.3%
Jump Financial LLC, Term Loan, (3M USD CME Term SOFR + 4.50%, 0.50% Floor), 9.66%, 8/07/28	$681,353	$ 623,438
Automotive – 0.4%
Clarios Global L.P., Incremental Term Loan, 4/20/30(n)	220,000	219,633
Clarios Global L.P., Amendment No. 1 Dollar Term Loan, (1M USD LIBOR + 3.25%), 8.27%, 4/30/26	460,000	458,753
First Brands Group LLC, 2022-II Incremental Term Loan, (6M USD CME Term SOFR + 5.00%, 1.00% Floor), 10.25%, 3/30/27	140,000	134,050
		812,436
Beverages – 0.2%
Triton Water Holdings, Inc., Initial Term Loan, (3M USD LIBOR + 3.50%, 0.50% Floor), 8.66%, 3/31/28	454,222	429,807
Commercial Support Services – 0.6%
Allied Universal Holdco LLC, Initial U.S. Dollar Term Loan, (1M USD CME Term SOFR + 3.75%, 0.50% Floor), 8.83%, 5/12/28	197,494	190,263
Garda World Security Corp., Term B-2 Loan, (1M USD CME Term SOFR + 4.25%), 9.30%, 10/30/26	360,000	358,650
GEO Group, Inc., The Tranche 1 Loan, 3/23/27(n)	39,336	39,905
LRS Holdings LLC, Initial Term Loan, (1M USD CME Term SOFR + 4.25%, 0.50% Floor), 9.35%, 8/31/28	454,250	442,894
Prime Security Services Borrower LLC, 2021 Refinancing Term B-1 Loan, (1M USD LIBOR + 2.75%, 0.75% Floor), 7.61%, 9/23/26	335,718	334,949
		1,366,661
	Par (a)	Value
Construction Materials – 0.1%
Smyrna Ready Mix Concrete LLC, Initial Term Loan, (1M USD CME Term SOFR + 4.25%, 0.50% Floor), 9.33%, 4/02/29	$189,523	$187,627
Consumer Non-Cyclical – 0.1%
Topgolf Callaway Brands Corp., Initial Term Loan, (1M USD CME Term SOFR + 3.50%), 8.58%, 3/15/30	150,000	149,813
Consumer Services – 0.1%
Adtalem Global Education, Inc., Term B Loan, (1M USD LIBOR + 4.00%, 0.75% Floor), 9.02%, 8/12/28	159,125	159,192
Entertainment Content – 0.2%
Allen Media LLC, Initial Term Loan, (3M USD CME Term SOFR + 5.50%), 10.55%, 2/10/27	454,147	398,800
Health Care Facilities & Services – 0.9%
Agiliti Health, Inc., Term Loan, 4/06/30(n)	170,000	168,725
EyeCare Partners LLC, Initial Term Loan, (1M USD LIBOR + 6.75%, 0.50% Floor), 11.77%, 11/15/29	380,000	286,425
Gainwell Acquisition Corp., Term B Loan, (3M USD CME Term SOFR + 4.00%, 0.75% Floor), 9.00%, 10/01/27	254,601	244,896
LifePoint Health, Inc.,Term B Loan, 11/16/25(n)	140,000	131,521
One Call Corp., Term B Loan, (3M USD CME Term SOFR + 5.50%, 0.75% Floor), 10.83%, 4/22/27	454,221	328,552
PDS Holdco, Inc., Delayed Draw Term Loan, (1M USD LIBOR + 4.50%, 0.75% Floor), 9.52%, 8/18/28	32,039	29,092
PDS Holdco, Inc., Initial Term Loan, (1M USD LIBOR + 4.50%, 0.75% Floor), 9.52%, 8/18/28	313,623	284,769

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Health Care Facilities & Services (Continued)
Phoenix Guarantor, Inc., Tranche B-1 Term Loan, (1M USD LIBOR + 3.25%), 8.27%, 3/05/26	$108,420	$ 106,600
U.S. Renal Care, Inc., Initial Term Loan, (1M USD LIBOR + 5.00%), 9.84%, 6/26/26	454,118	285,640
		1,866,220
Home & Office Products – 0.1%
Hunter Douglas Holding B.V., Tranche B-1 Term Loan, (3M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.37%, 2/26/29	347,375	315,243
Industrial Support Services – 0.2%
PECF USS Intermediate Holding III Corp., Initial Term Loan,
(1M USD LIBOR + 4.25%, 0.50% Floor), 9.27%, 12/15/28	1,150	942
(3M USD LIBOR + 4.25%, 0.50% Floor), 9.52%, 12/15/28	453,100	371,071
		372,013
Institutional Financial Services – 0.8%
CTC Holdings L.P., Term Loan, (3M USD CME Term SOFR + 5.00%, 0.50% Floor), 9.95%, 2/20/29	425,551	414,912
Hudson River Trading LLC, Term Loan, (1M USD CME Term SOFR + 3.00%), 8.10%, 3/20/28	454,206	425,746
Jane Street Group LLC, Dollar Term Loan, (1M USD LIBOR + 2.75%), 7.77%, 1/26/28	424,571	422,647
Mercury Borrower, Inc., Initial Term Loan, (1M USD LIBOR + 3.50%, 0.50% Floor), 8.56%, 8/02/28	455,400	444,015
		1,707,320
Insurance – 0.6%
Acrisure LLC, 2022 Additional Term Loan, (3M USD CME Term SOFR + 5.75%, 1.00% Floor), 10.45%, 2/15/27	199,500	198,379
	Par (a)	Value
Insurance (Continued)
Acrisure LLC, 2021-2 Additional Term Loan, (1M USD LIBOR + 4.25%, 0.50% Floor), 9.27%, 2/15/27	$335,750	$ 324,277
Asurion LLC, New B-4 Term Loan, (1M USD LIBOR + 5.25%), 10.27%, 1/20/29	460,000	379,978
Asurion LLC, New B-9 Term Loan, (1M USD LIBOR + 3.25%), 8.27%, 7/31/27	335,718	309,421
HIG Finance 2 Ltd., 2023 Term Loan, (1M USD CME Term SOFR + 4.00%, 0.50% Floor), 8.98%, 4/18/30	40,000	39,800
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2023 Term Loan, (1M USD CME Term SOFR + 3.75%), 8.73%, 2/24/28	140,000	138,270
		1,390,125
Leisure Facilities & Services – 0.6%
Alterra Mountain Co., Series B-2 Term Loan, (1M USD LIBOR + 3.50%, 0.50% Floor), 8.52%, 8/17/28	454,236	452,342
Caesars Entertainment, Inc., Term Loan B, (1M USD CME Term SOFR + 3.25%, 0.50% Floor), 8.33%, 2/06/30	80,000	79,600
NCL Corporation Ltd., Term A-3 Loan, (3M USD CME Term SOFR + 2.25%), 7.25%, 1/02/25	354,461	346,486
UFC Holdings LLC, Term B-3 Loan, (3M USD LIBOR + 2.75%, 0.75% Floor), 8.05%, 4/29/26	445,629	444,265
		1,322,693
Leisure Products – 0.2%
19th Holdings Golf LLC, Initial Term Loan, (1M USD CME Term SOFR + 3.00%), 7.91%, 2/07/29	456,550	425,733
Hayward Industries, Inc., 2022 Incremental Term Loan, (1M USD CME Term SOFR + 3.25%), 8.33%, 5/30/28	89,550	86,863
		512,596

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Machinery – 0.1%
SPX Flow, Inc., Term Loan, (1M USD CME Term SOFR + 4.50%, 0.50% Floor), 9.58%, 4/05/29	$243,996	$235,122
Medical Equipment & Devices – 0.1%
Sotera Health Holdings LLC, Term Loan, (3M USD CME Term SOFR + 3.75%, 0.50% Floor), 8.82%, 12/11/26	180,000	178,650
Retail - Discretionary – 0.4%
Empire Today LLC, Closing Date Term Loan, (1M USD LIBOR + 5.00%, 0.75% Floor), 9.95%, 4/03/28	45,514	35,592
Great Outdoors Group LLC, Term B-2 Loan, (1M USD LIBOR + 3.75%, 0.75% Floor), 8.77%, 3/06/28	345,614	342,376
Leslie's Poolmart, Inc., Initial Term Loan, (1M USD LIBOR + 2.50%, 0.50% Floor), 7.52%, 3/09/28	464,081	459,788
		837,756
Software – 1.0%
athenahealth Group, Inc., Initial DDTL, 2/15/29(o)	5,513	5,159
athenahealth Group, Inc., Initial Term Loan, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 2/15/29	44,881	41,996
Cloudera, Inc., Initial Term Loan,
(1M USD CME Term SOFR + 3.75%, 0.50% Floor), 8.83%, 10/08/28	455,400	439,083
(1M USD CME Term SOFR + 6.00%), 11.08%, 10/08/29	50,000	44,104

DCert Buyer, Inc., Initial Term Loan, (6M USD CME Term SOFR + 4.00%), 8.70%, 10/16/26	315,551	312,200
Magenta Buyer LLC, Initial Term Loan,
(3M USD LIBOR + 4.75%, 0.75% Floor), 10.03%, 7/27/28	454,236	381,558
(3M USD LIBOR + 8.25%, 0.75% Floor), 13.53%, 7/27/29	460,000	346,150
	Par (a)	Value
Software (Continued)

MRI Software LLC, Closing Date Term Loan, (3M USD LIBOR + 5.50%, 1.00% Floor), 10.66%, 2/10/26	$ 69,658	$ 67,568
MRI Software LLC, Second Amendment Term Loan, (3M USD LIBOR + 5.50%, 1.00% Floor), 10.60%, 2/10/26	40,060	38,859
Planview Parent, Inc., Closing Date Term Loan, (2M USD LIBOR + 4.00%, 0.75% Floor), 9.16%, 12/17/27	170,000	163,540
Rackspace Technology Global, Inc., 2021 Term B Loan, (3M USD LIBOR + 2.75%), 7.60%, 2/15/28	454,207	185,543
Virgin Pulse, Inc., Initial Term Loan, (1M USD LIBOR + 4.00%, 0.75% Floor), 9.02%, 4/06/28	85,172	70,352
		2,096,112
Specialty Finance – 0.1%
Apollo Commercial Real Estate Finance, Inc., Initial Term Loan, (1M USD LIBOR + 2.75%), 7.77%, 5/15/26	75,087	66,452
Greystone Select Financial LLC, Initial Term Loan, (3M USD LIBOR + 5.00%, 0.75% Floor), 10.27%, 6/16/28	253,486	238,277
		304,729
Technology Services – 0.8%
Amentum Government Services Holdings LLC, Tranche 1 Term Loan, (1M USD LIBOR + 4.00%), 9.02%, 1/29/27	456,550	438,267
DCert Buyer, Inc., First Amendment Refinancing Loan, (3M USD LIBOR + 7.00%), 11.70%, 2/19/29	340,000	312,905
UST Global, Inc., Initial Term Loan, (1M USD CME Term SOFR + 3.75%), 8.85%, 11/20/28	454,250	449,331
Verscend Holding Corp., Term B-1 Loan, (1M USD LIBOR + 4.00%), 9.02%, 8/27/25	464,056	463,188
		1,663,691

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
	Par (a)	Value
Telecommunications – 0.1%
R.R. Donnelley & Sons Co., 2023 Replacement Term Loan,
(1M USD CME Term SOFR + 7.25%, 0.75% Floor) , 12.23%, 3/17/28	$241,027	$ 238,014
(3M USD PRIME + 6.25%, 0.75% Floor), 14.25%, 3/17/28	18,973	18,736
		256,750
Transportation & Logistics – 0.4%
Brown Group Holding LLC, Initial Term Loan, (1M USD CME Term SOFR + 2.50%, 0.50% Floor), 7.58%, 6/07/28	335,842	328,388
United AirLines, Inc., Class B Term Loan, (1M USD LIBOR + 3.75%, 0.75% Floor), 8.77%, 4/21/28	314,206	312,733
WWEX UNI TopCo Holdings LLC, Initial Term Loan, (3M USD CME Term SOFR + 4.00%, 0.75% Floor), 9.16%, 7/26/28	244,780	230,617
		871,738
Total Term Loans (Cost $20,624,477)		19,220,317

	Number of Shares
Investment Companies – 6.7%
Global X U.S. Preferred ETF(f)	112,776	2,247,626
Schwab Short-Term U.S. Treasury ETF	114,820	5,598,623
Vanguard Long-Term Treasury ETF	98,185	6,448,791
Total Investment Companies (Cost $16,654,317)		14,295,040

Par (a)/Number of Shares
Short-Term Investments – 9.8%
Convertible Bonds – 0.0%(e)
Apollo Commercial Real Estate Finance, Inc., 5.38%, 10/15/23	$90,000	88,425
	Par (a)/Number of Shares	Value
Corporate Bonds – 0.2%
Comerica, Inc., 3.70%, 7/31/23	$ 130,000	$ 128,702
Plains All American Pipeline L.P., (3M USD LIBOR + 4.11%), 8.97%, 6/01/23(c)(k)	240,000	211,200
		339,902
Foreign Issuer Bonds – 0.4%
Avolon Holdings Funding Ltd., 5.13%, 10/01/23(b)	60,000	59,654
Credit Suisse A.G., 1.00%, 5/05/23	250,000	249,375
Prosperous Ray Ltd., 4.63%, 11/12/23	200,000	199,698
UBS Group A.G., (5Y USD Swap Rate + 4.34%), 7.00%, 1/31/24(b)(k)(l)	500,000	468,750
		977,477
Money Market Funds – 9.2%
Northern Institutional Funds - Liquid Assets Portfolio, 4.85%(p)(q)	11,396,039	11,396,039
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(p)	8,308,928	8,308,928
		19,704,967
Total Short-Term Investments (Cost $21,138,953)		21,110,771

Number of Contracts		Notional Amount
Purchased Options – 0.0%(e)
Call Options - Exchange Traded – 0.0%(e)
3-Month SOFR Future, Strike Price $99.25, Expires 12/15/23	2	476,650	138
Call Options - Over the Counter – 0.0%(e)
U.S. Dollar vs. Euro, Strike Price USD 1.09, Expires 06/01/23, Counterparty: BNP Paribas	1	1,215,246	26,129
U.S. Dollar vs. Euro, Strike Price USD 1.09, Expires 06/01/23, Counterparty: BNP Paribas	1	446,999	6,460
U.S. Dollar vs. Euro, Strike Price USD 1.16, Expires 09/04/23, Counterparty: Goldman Sachs	1	1,887,931	7,622
			40,211

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
Number of Contracts		Notional Amount	Value
Put Options - Over the Counter – 0.0%(e)
Canadian Dollar vs. U.S. Dollar, Strike Price CAD 1.35, Expires 06/12/23, Counterparty: Goldman Sachs	1	$670,000	$ 4,825
South African Rand vs. U.S. Dollar, Strike Price ZAR 17.90, Expires 06/12/23, Counterparty: Goldman Sachs	1	390,000	3,426
			8,251
Total Purchased Options (Premiums Paid $35,589)			48,600

Total Investments – 103.9% (Cost $225,891,012)	223,201,088
Total Written Options — 0.0%(e) (Premiums Received $21,480)	(8,956)
Liabilities less Other Assets – (3.9)%(r)	(8,472,067)
NET ASSETS – 100.0%	$214,729,021

Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable rate security. Rate as of April 30, 2023 is disclosed.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2023 is disclosed.
(e)	Amount rounds to less than 0.05%.
(f)	Security either partially or fully on loan (See Note 7).
(g)	Security sold outside United States without registration under the Securities Act of 1933.
(h)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(i)	Zero coupon bond.
(j)	Distributions from this security are made via payments in-kind (PIK) unless otherwise noted in the description.
(k)	Perpetual bond. Maturity date represents next call date.
(l)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2023 is disclosed.
(m)	Step coupon bond. Rate as of April 30, 2023 is disclosed.
(n)	Position is unsettled. Contract rate was not determined at April 30, 2023 and does not take effect until settlement date.
(o)	Unfunded loan commitment. As of April 30, 2023, total value of unfunded loan commitments was $5,159.
(p)	7-day current yield as of April 30, 2023 is disclosed.
(q)	Security purchased with the cash proceeds from securities loaned (See Note 7).
(r)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

Abbreviations:
1M	1 Month
1Y	1 Year
2M	2 Month
3M	3 Month
5Y	5 Year
6M	6 Month
10Y	10 Year
30D	30 Day
ABS	Asset-Backed Security
ADR	American Depositary Receipt
BANXICO	Banco de Mexico
CAD	Canadian Dollar
CDO	Collateralized Debt Obligation
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity
DDTL	Delayed Draw Term Loan
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
IDR	Indonesian Rupiah
JSC	Joint Stock Company
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTN	Medium Term Note
MXN	Mexican Peso
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
SOFR	United States Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
STACR	Structured Agency Credit Risk
TIIE	Tasa de Interés Interbancaria de Equilibrio
USD	United States Dollar
ZAR	South African Rand
Concentration by Currency (%)(a)
U.S. Dollar	68.0
Euro	8.2
All other currencies less than 5%	23.8
Total	100.0
(a) Percentages shown are based on Net Assets.
Country Diversification (%)(a)
United States	56.2
All other countries less than 5%(b)	43.8
Total	100.0

(a) Percentages shown are based on Net Assets.
(b) Includes Other.

Futures Contracts outstanding at April 30, 2023: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian Treasury Bond	8	6/15/2023	AUD	648,234	$ 7,287
10-Year U.S. Treasury Note	38	6/21/2023	USD	4,377,719	118,475
U.S. Treasury Long Bond	37	6/21/2023	USD	4,871,281	213,828
Ultra U.S. Treasury Bond	31	6/21/2023	USD	4,383,594	159,845
Long Gilt	8	6/28/2023	GBP	1,020,079	748
2-Year U.S. Treasury Note	58	6/30/2023	USD	11,957,516	74,930
3-Month SONIA Index	7	9/19/2023	GBP	2,095,065	(11,573)
3-Month SONIA Index	37	12/20/2023	GBP	11,054,153	(24,679)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
Futures Contracts outstanding at April 30, 2023: Exchange Traded (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
3-Month SONIA Index	13	3/20/2024	GBP	3,887,772	$ (34,530)
CME 3-Month SOFR	17	3/18/2025	USD	4,122,075	15,600
Total Long Contracts					$519,931
Short Contracts
5-Year U.S. Treasury Note	(8)	6/30/2023	USD	877,938	$ (4,086)
CME 3-Month SOFR	(6)	9/19/2023	USD	1,423,725	8,287
CME 3-Month SOFR	(71)	3/19/2024	USD	16,960,125	93,742
Total Short Contracts					$ 97,943
					$617,874

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

7/18/23	Mexican Pesos	19,260,029	U.S. Dollars	1,042,999	Morgan Stanley	$ 10,877
7/18/23	U.S. Dollars	245,143	Japanese Yen	32,254,192	Goldman Sachs	5,477
7/18/23	Brazilian Reals	960,000	U.S. Dollars	185,428	Morgan Stanley	4,087
6/13/23	South African Rand	3,454,603	U.S. Dollars	184,600	Goldman Sachs	3,463
7/18/23	U.S. Dollars	202,510	Canadian Dollars	270,000	BNP Paribas	2,907
7/18/23	U.S. Dollars	445,841	Chinese Yuan	3,050,000	Morgan Stanley	2,640
7/18/23	Mexican Pesos	4,540,000	U.S. Dollars	245,856	Goldman Sachs	2,565
7/18/23	British Pounds	250,250	U.S. Dollars	312,795	Morgan Stanley	2,197
7/18/23	Euro	165,000	U.S. Dollars	180,996	BNP Paribas	1,637
7/18/23	U.S. Dollars	256,149	Euro	230,000	Goldman Sachs	1,570
7/18/23	U.S. Dollars	119,737	Canadian Dollars	160,000	JPMorgan Chase	1,454
7/18/23	Canadian Dollars	250,000	U.S. Dollars	183,611	BNP Paribas	1,206
6/02/23	Euro	277,000	U.S. Dollars	305,226	BNP Paribas	627
7/18/23	U.S. Dollars	189,907	Brazilian Reals	960,000	Morgan Stanley	392
7/18/23	Euro	240,000	U.S. Dollars	265,579	Morgan Stanley	68
Total Unrealized Appreciation						$ 41,167

7/18/23	Canadian Dollars	3,100	U.S. Dollars	2,305	BNP Paribas	$ (13)
7/18/23	U.S. Dollars	723,641	Mexican Pesos	13,250,000	Morgan Stanley	(1,377)
7/18/23	U.S. Dollars	771,676	Euro	700,000	BNP Paribas	(3,128)
7/18/23	Japanese Yen	154,700,000	U.S. Dollars	1,155,300	Goldman Sachs	(5,798)
7/18/23	U.S. Dollars	402,658	Indonesian Rupiahs	6,031,820,000	JPMorgan Chase	(8,042)
7/18/23	U.S. Dollars	1,261,554	British Pounds	1,011,631	Morgan Stanley	(11,793)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/02/23	U.S. Dollars	724,690	Euro	670,000	BNP Paribas	$ (15,100)
7/18/23	Australian Dollars	2,966,409	U.S. Dollars	1,994,510	Morgan Stanley	(24,928)
7/18/23	Norwegian Kroner	13,261,172	U.S. Dollars	1,291,159	Morgan Stanley	(41,977)
Total Unrealized Depreciation						$(112,156)
Net Unrealized Depreciation						$ (70,989)

Written Call Option Contracts outstanding at April 30, 2023: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
5-Year U.S. Treasury Note Future	6	USD	658,453	112	5/26/2023	$ (985)
Total Written Call Options Contracts (Premiums Received $6,927)						$(985)

Written Call Option Contracts outstanding at April 30, 2023: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
South African Rand vs. U.S. Dollar	Goldman Sachs	1	USD	390,000	ZAR	20	6/12/2023	$ (804)
U.S. Dollar vs. Euro	BNP Paribas	1	EUR	1,175,423	USD	1	6/1/2023	(3,898)
U.S. Dollar vs. Euro	BNP Paribas	1	EUR	882,904	USD	1	6/1/2023	(3,269)
Total Written OTC Call Options Contracts (Premiums Received $14,553)								$(7,971)

Interest Rate Swap Contracts outstanding at April 30, 2023: Centrally Cleared

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN-TIIE-BANXICO (Monthly)	8.97% (Monthly)	3/1/2030	MXN	27,411,000	$ 43,695	$ —	$ 43,695
2.51% (Annually)	2-Day USD SOFR (Annually)	2/15/2048	USD	582,000	59,212	9,341	49,871
2.62% (Annually)	2-Day USD SOFR (Annually)	2/15/2048	USD	168,000	13,884	(31)	13,915
3.05% (Annually)	2-Day USD SOFR (Annually)	2/15/2048	USD	418,000	3,346	12,585	(9,239)
3.15% (Annually)	2-Day USD SOFR (Annually)	5/15/2048	USD	979,000	(11,914)	8	(11,922)
Total					$108,223	$21,903	$ 86,320
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Income Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 11,149,962	$ —	$ 11,149,962
Common Stocks	54,479,139	42,000,032	—*	96,479,171
Convertible Bonds	—	160,925	—	160,925
Corporate Bonds	—	31,156,617	—	31,156,617
Foreign Issuer Bonds	—	16,197,182	—	16,197,182
Master Limited Partnerships	4,308,491	—	—	4,308,491
Mortgage-Backed Securities	—	9,074,012	—	9,074,012
Term Loans	—	19,220,317	—	19,220,317
Investment Companies	14,295,040	—	—	14,295,040
Short-Term Investments	19,704,967	1,405,804	—	21,110,771
Purchased Options	138	48,462	—	48,600
Total Investments	$92,787,775	$130,413,313	$ —	$223,201,088

*Includes securities determined to have no value as of April 30, 2023.

Morningstar Global Income Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$692,742	$ —	$—	$ 692,742
Forward Foreign Currency Exchange Contracts	—	41,167	—	41,167
Swap Agreements	—	120,137	—	120,137
Total Assets - Derivative Financial Instruments	$692,742	$ 161,304	$—	$ 854,046
Liabilities:
Futures Contracts	$ (74,868)	$ —	$—	$ (74,868)
Forward Foreign Currency Exchange Contracts	—	(112,156)	—	(112,156)
Written Options	(985)	(7,971)	—	(8,956)
Swap Agreements	—	(11,914)	—	(11,914)
Total Liabilities - Derivative Financial Instruments	$ (75,853)	$(132,041)	$—	$(207,894)
Net Derivative Financial Instruments	$616,889	$ 29,263	$—	$ 646,152
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar Total Return Bond Fund
	Par (a)	Value
Long Positions – 109.3%
Asset-Backed Securities – 4.3%
Automobile – 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A, 1.38%, 8/20/27(b)	$770,000	$ 688,498
Enterprise Fleet Financing LLC, Series 2023-1, Class A2, 5.51%, 1/22/29(b)	360,000	363,315
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85%, 8/15/35(b)	830,000	842,679
Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/25(b)	630,000	590,627
Series 2021-1A, Class C, 2.05%, 12/26/25(b)	420,000	389,317
		2,874,436
Home Equity – 0.0%(c)
Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class M3, (1M USD LIBOR + 0.98%), 6.00%, 2/28/41(d)	23,955	23,899
GSAA Home Equity Trust, Series 2006-4, Class 1A1, 3.61%, 3/25/36(e)	45,494	32,347
Option One Mortgage Loan Trust, Series 2004-3, Class M1, (1M USD LIBOR + 0.78%, 0.78% Floor), 5.80%, 11/25/34(d)	86,598	83,144
Renaissance Home Equity Loan Trust, Series 2005-2, Class AV3, (1M USD LIBOR + 0.74%, 0.74% Floor, 14.00% Cap), 5.76%, 8/25/35(d)	298,324	259,556
		398,946
Other – 3.8%
522 Funding CLO Ltd., Series 2020-6A, Class A1R, (3M USD LIBOR + 1.15%, 1.15% Floor), 6.42%, 10/23/34(b)(d)	610,000	595,970
ABPCI Direct Lending Fund CLO X L.P., Series 2020-10A, Class A1A, (3M USD LIBOR + 1.95%, 1.95% Floor), 6.76%, 1/20/32(b)(d)	400,000	394,612
	Par (a)	Value
Other (Continued)
Allegro CLO VII Ltd., Series 2018-1A, Class A, (3M USD LIBOR + 1.10%, 1.10% Floor), 5.89%, 6/13/31(b)(d)	$250,000	$246,608
Allegro CLO XI Ltd., Series 2019-2A, Class A1A, (3M USD LIBOR + 1.39%, 1.39% Floor), 6.66%, 1/19/33(b)(d)	250,000	246,672
AMMC CLO Ltd., Series 2017-21A, Class A, (3M USD LIBOR + 1.25%), 6.55%, 11/02/30(b)(d)	248,842	247,013
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (3M USD LIBOR + 1.25%), 6.49%, 10/13/30(b)(d)	484,799	480,664
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A, (30D Average SOFR + 1.45%, 1.45% Floor), 6.20%, 1/15/37(b)(d)	378,000	372,870
Ares LXIII CLO Ltd., Series 2022-63A, Class A1A, (3M CME Term SOFR + 1.38%, 1.38% Floor), 6.43%, 4/20/35(b)(d)	540,000	531,691
Ares XLII CLO Ltd., Series 2017-42A, Class BR, (3M USD LIBOR + 1.50%, 1.50% Floor), 6.77%, 1/22/28(b)(d)	500,000	494,524
ARES XLIV CLO Ltd., Series 2017-44A, Class A1R, (3M USD LIBOR + 1.08%, 1.08% Floor), 6.34%, 4/15/34(b)(d)	460,000	451,630
Atrium IX, Series 9A, Class AR2, (3M USD LIBOR + 0.99%, 0.99% Floor), 5.94%, 5/28/30(b)(d)	523,881	518,343
Ballyrock CLO Ltd., Series 2019-2A, Class A1BR, (3M USD LIBOR + 1.20%, 1.20% Floor), 6.12%, 11/20/30(b)(d)	250,000	244,628
Barings CLO Ltd., Series 2016-2A, Class AR2, (3M USD LIBOR + 1.07%, 1.07% Floor), 6.32%, 1/20/32(b)(d)	250,000	246,004
Basswood Park CLO Ltd, Series 2021-1A, Class A, (3M USD LIBOR + 1.00%, 1.00% Floor), 6.25%, 4/20/34(b)(d)	800,000	781,844

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)
Bayview Commercial Asset Trust, Series 2007-4A, Class A1, (1M USD LIBOR + 0.45%, 0.45% Floor), 5.47%, 9/25/37(b)(d)	$252,464	$230,078
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, (3M USD LIBOR + 1.09%), 6.34%, 4/20/31(b)(d)	250,000	247,750
BlueMountain CLO Ltd.,
Series 2013-2A, Class A1R, (3M USD LIBOR + 1.18%), 6.45%, 10/22/30(b)(d)	218,552	216,419
Series 2015-3A, Class A1R, (3M USD LIBOR + 1.00%), 6.25%, 4/20/31(b)(d)	250,000	246,686

BlueMountain Fuji U.S. CLO I Ltd., Series 2017-1A, Class A1R, (3M USD LIBOR + 0.98%, 0.98% Floor), 6.23%, 7/20/29(b)(d)	238,274	235,229
BlueMountain Fuji U.S. CLO II Ltd., Series 2017-2A, Class A1AR, (3M USD LIBOR + 1.00%), 6.25%, 10/20/30(b)(d)	243,189	240,690
Carbone CLO Ltd., Series 2017-1A, Class A1, (3M USD LIBOR + 1.14%), 6.39%, 1/20/31(b)(d)	250,000	247,819
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-1A, Class A1R2, (3M USD LIBOR + 0.97%, 0.97% Floor), 6.23%, 4/17/31(b)(d)	249,242	246,131
Series 2014-2RA, Class A1, (3M USD LIBOR + 1.05%), 5.91%, 5/15/31(b)(d)	729,370	722,434
Series 2014-3RA, Class A1A, (3M USD LIBOR + 1.05%), 6.34%, 7/27/31(b)(d)	495,916	490,758

Cayuga Park CLO Ltd., Series 2020-1A, Class AR, (3M USD LIBOR + 1.12%, 1.12% Floor), 6.38%, 7/17/34(b)(d)	440,000	432,015
	Par (a)	Value
Other (Continued)

Cerberus Loan Funding XXVIII L.P., Series 2020-1A, Class A, (3M USD LIBOR + 1.85%, 1.85% Floor), 7.11%, 10/15/31(b)(d)	$ 87,831	$ 87,273
CIFC Funding Ltd.,
Series 2015-3A, Class AR, (3M USD LIBOR + 0.87%), 6.14%, 4/19/29(b)(d)	217,190	214,918
Series 2014-2RA, Class A1, (3M USD LIBOR + 1.05%, 1.05% Floor), 6.32%, 4/24/30(b)(d)	228,851	226,906
Series 2017-3A, Class A1, (3M USD LIBOR + 1.22%), 6.47%, 7/20/30(b)(d)	232,203	230,727
Series 2017-4A, Class A1R, (3M USD LIBOR + 0.95%, 0.95% Floor), 6.22%, 10/24/30(b)(d)	238,002	235,271
Series 2017-5A, Class A1, (3M USD LIBOR + 1.18%), 6.44%, 11/16/30(b)(d)	235,666	233,841
Series 2013-3RA, Class A1, (3M USD LIBOR + 0.98%, 0.98% Floor), 6.25%, 4/24/31(b)(d)	250,000	247,510

Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class M3A, (1M USD LIBOR + 2.50%, 2.50% Floor), 7.52%, 7/25/37(d)	500,000	448,936
Dewolf Park CLO Ltd., Series 2017-1A, Class AR, (3M USD LIBOR + 0.92%, 0.90% Floor), 6.18%, 10/15/30(b)(d)	249,797	246,756
Dryden 87 CLO Ltd., Series 2021-87A, Class A1, (3M USD LIBOR + 1.10%, 1.10% Floor), 6.02%, 5/20/34(b)(d)	770,000	752,474
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3M USD LIBOR + 0.90%), 6.16%, 4/15/29(b)(d)	209,523	207,432

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)
First Franklin Mortgage Loan Trust,
Series 2003-FF4, Class M1, (1M USD LIBOR + 1.80%, 1.80% Floor), 6.65%, 10/25/33(d)	$248,794	$235,361
Series 2006-FF13, Class A1, (1M USD LIBOR + 0.24%, 0.24% Floor), 5.26%, 10/25/36(d)	28,296	18,721
Series 2006-FF13, Class A2C, (1M USD LIBOR + 0.32%, 0.32% Floor), 5.34%, 10/25/36(d)	16,509	11,000

Flatiron CLO 17 Ltd., Series 2017-1A, Class AR, (3M USD LIBOR + 0.98%, 0.98% Floor), 5.84%, 5/15/30(b)(d)	220,836	219,162
Generate CLO 2 Ltd., Series 2015-1A, Class AR, (3M USD LIBOR + 1.15%, 1.15% Floor), 6.42%, 1/22/31(b)(d)	248,308	245,828
Golub Capital Partners CLO Ltd., Series 2015-25A, Class AR, (3M USD LIBOR + 1.38%, 1.38% Floor), 6.19%, 5/05/30(b)(d)	265,629	263,433
Hardee's Funding LLC, Series 2021-1A, Class A2, 2.87%, 6/20/51(b)	412,650	334,459
HGI CRE CLO Ltd., Series 2021-FL1, Class A, (1M USD LIBOR + 1.05%, 1.05% Floor), 6.00%, 6/16/36(b)(d)	779,562	745,517
Hildene Community Funding CDO Ltd., Series 2015-1A, Class ARR, 2.60%, 11/01/35(b)	449,789	371,538
Home Equity Asset Trust, Series 2006-4, Class 2A4, (1M USD LIBOR + 0.56%, 0.56% Floor), 5.58%, 8/25/36(d)	349,192	338,831
KKR CLO 32 Ltd., Series 32A, Class A1, (3M USD LIBOR + 1.32%, 1.32% Floor), 6.58%, 1/15/32(b)(d)	150,000	148,494
	Par (a)	Value
Other (Continued)

KREF Ltd., Series 2022-FL3, Class A, (1M CME Term SOFR + 1.45%, 1.45% Floor), 6.37%, 2/15/39(b)(d)	$820,000	$803,546
LCM Loan Income Fund I Income Note Issuer Ltd., Series 27A, Class A1, (3M USD LIBOR + 1.08%), 6.34%, 7/16/31(b)(d)	250,000	246,719
Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A3, (1M USD LIBOR + 0.30%, 0.30% Floor), 5.32%, 7/25/36(d)	736,828	296,757
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3M USD LIBOR + 0.95%, 0.95% Floor), 6.22%, 4/19/30(b)(d)	398,706	395,319
Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3M USD LIBOR + 0.94%, 0.94% Floor), 6.20%, 10/21/30(b)(d)	495,675	489,753
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, (3M USD LIBOR + 0.97%, 0.97% Floor), 6.26%, 7/27/31(b)(d)	247,160	244,815
Madison Park Funding XXX Ltd., Series 2018-30A, Class A, (3M USD LIBOR + 0.75%, 0.75% Floor), 6.01%, 4/15/29(b)(d)	237,486	234,734
Merrill Lynch Mortgage Investors Trust, Series 2004-WMC5, Class M1, (1M USD LIBOR + 0.93%, 0.93% Floor), 5.95%, 7/25/35(d)	160,276	153,635
MF1 LLC, Series 2022-FL10, Class A, (1M CME Term SOFR + 2.64%, 2.64% Floor), 7.55%, 9/17/37(b)(d)	800,000	792,648
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3M USD LIBOR + 1.60%, 1.60% Floor), 6.85%, 10/20/30(b)(d)	250,000	244,348
NP SPE X L.P., Series 2021-1A, Class A1, 2.23%, 3/19/51(b)	775,975	689,768

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)

OCP CLO Ltd., Series 2017-14A, Class A1A, (3M USD LIBOR + 1.15%, 1.15% Floor), 6.07%, 11/20/30(b)(d)	$ 250,000	$ 247,380
Octagon Investment Partners 31 Ltd., Series 2017-1A, Class AR, (3M USD LIBOR + 1.05%, 1.05% Floor), 6.30%, 7/20/30(b)(d)	232,819	230,741
Octagon Investment Partners XXI Ltd.,
Series 2012-1A, Class AARR, (3M USD LIBOR + 0.95%, 0.95% Floor), 6.21%, 7/15/29(b)(d)	1,356,352	1,344,080
Series 2012-1A, Class AAR3, (3M USD LIBOR + 1.00%, 1.00% Floor), 5.87%, 2/14/31(b)(d)	260,000	256,579

OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3M CME Term SOFR + 1.30%, 1.30% Floor), 6.33%, 2/24/37(b)(d)	350,000	343,230
Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, (3M USD LIBOR + 1.80%), 7.05%, 4/20/32(b)(d)	270,000	264,408
Point Au Roche Park CLO Ltd., Series 2021-1A, Class A, (3M USD LIBOR + 1.08%, 1.08% Floor), 6.33%, 7/20/34(b)(d)	620,000	608,217
Rad CLO 1 Ltd., Series 2018-1A, Class AR, (3M USD LIBOR + 0.98%), 6.24%, 7/15/31(b)(d)	250,000	247,006
RR 3 Ltd., Series 2018-3A, Class A1R2, (3M USD LIBOR + 1.09%, 1.09% Floor), 6.35%, 1/15/30(b)(d)	229,589	227,716
SBA Small Business Investment Cos., Series 2021-10A, Class 1, 1.67%, 3/10/31	223,586	203,782
Silver Rock CLO I Ltd., Series 2020-1A, Class A, (3M USD LIBOR + 1.65%, 1.65% Floor), 6.90%, 10/20/31(b)(d)	440,000	438,095
	Par (a)	Value
Other (Continued)

Structured Asset Investment Loan Trust, Series 2004-7, Class A8, (1M USD LIBOR + 1.20%, 1.20% Floor), 6.22%, 8/25/34(d)	$177,724	$171,424
STWD Ltd., Series 2022-FL3, Class A, (30D Average SOFR + 1.35%, 1.35% Floor), 6.10%, 11/15/38(b)(d)	430,000	420,862
Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A, 2.46%, 1/30/52(b)	583,444	495,637
TCI-Symphony CLO Ltd., Series 2016-1A, Class AR2, (3M USD LIBOR + 1.02%, 1.02% Floor), 6.26%, 10/13/32(b)(d)	250,000	245,880
Towd Point Mortgage Trust,
Series 2016-3, Class B1, 4.11%, 4/25/56(b)(e)	190,000	181,916
Series 2017-4, Class B2, 3.52%, 6/25/57(b)(e)	330,000	262,839
Series 2019-HY2, Class A1, (1M USD LIBOR + 1.00%, 1.00% Floor), 6.02%, 5/25/58(b)(d)	602,039	596,815
Series 2020-2, Class M1B, 3.00%, 4/25/60(b)(e)	240,000	187,366

TRTX Issuer Ltd., Series 2022-FL5, Class A, (30D Average SOFR + 1.65%, 1.65% Floor), 6.40%, 2/15/39(b)(d)	810,000	783,185
United States Small Business Administration,
Series 2019-20D, Class 1, 2.98%, 4/01/39	34,178	31,938
Series 2019-25G, Class 1, 2.69%, 7/01/44	57,467	51,420

Venture 31 CLO Ltd., Series 2018-31A, Class A1, (3M USD LIBOR + 1.03%, 1.03% Floor), 6.28%, 4/20/31(b)(d)	410,000	404,722
Voya CLO Ltd.,
Series 2015-1A, Class A1R, (3M USD LIBOR + 0.90%, 0.90% Floor), 6.16%, 1/18/29(b)(d)	239,952	237,839

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Other (Continued)
Voya CLO Ltd.,
Series 2018-2A, Class A1, (3M USD LIBOR + 1.00%, 1.00% Floor), 6.26%, 7/15/31(b)(d)	$570,000	$ 563,867
Series 2017-3A, Class A1R, (3M USD LIBOR + 1.04%), 6.29%, 4/20/34(b)(d)	230,000	225,283

Whitebox CLO II Ltd., Series 2020-2A, Class A1R, (3M USD LIBOR + 1.22%, 1.22% Floor), 6.49%, 10/24/34(b)(d)	290,000	283,477
Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3M USD LIBOR + 1.22%, 1.22% Floor), 6.48%, 10/15/34(b)(d)	420,000	410,249
Whitebox CLO IV Ltd., Series 2023-4A, Class A1, (3M CME Term SOFR + 2.15%, 2.15% Floor), 6.93%, 4/20/36(b)(d)	540,000	539,188
		30,570,653
Student Loan – 0.2%
Navient Student Loan Trust,
Series 2017-1A, Class A3, (1M USD LIBOR + 1.15%), 6.17%, 7/26/66(b)(d)	206,965	203,907
Series 2017-2A, Class A, (1M USD LIBOR + 1.05%), 6.07%, 12/27/66(b)(d)	98,123	95,790

SLM Private Credit Student Loan Trust, Series 2006-B, Class A5, (3M USD LIBOR + 0.27%), 5.14%, 12/15/39(d)	176,986	164,588
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1M USD LIBOR + 4.75%), 9.70%, 10/15/41(b)(d)	224,644	243,256
SMB Private Education Loan Trust,
Series 2020-A, Class A2A, 2.23%, 9/15/37(b)	164,478	152,758
Series 2021-E, Class A1A, 1.68%, 2/15/51(b)	163,711	148,176
	Par (a)	Value
Student Loan (Continued)
SMB Private Education Loan Trust,
Series 2021-A, Class A2B, 1.59%, 1/15/53(b)	$520,598	$ 454,582

Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 8/25/47(b)	53,482	51,808
		1,514,865
Whole Loan – 0.0%(c)
Cascade MH Asset Trust, Series 2021-MH1, Class A1, 1.75%, 2/25/46(b)	126,282	109,699
Total Asset-Backed Securities (Cost $36,804,107)		35,468,599

Corporate Bonds – 18.3%
Advertising & Marketing – 0.0%(c)
Interpublic (The) Group of Cos., Inc, 4.75%, 3/30/30	60,000	58,911
Aerospace & Defense – 1.0%
Boeing (The) Co.,
4.88%, 5/01/25	360,000	359,597
2.20%, 2/04/26	390,000	362,539
3.10%, 5/01/26	40,000	37,919
2.70%, 2/01/27	30,000	27,833
2.80%, 3/01/27	40,000	36,896
3.20%, 3/01/29	130,000	119,047
5.15%, 5/01/30	370,000	372,847
3.25%, 2/01/35	290,000	237,274
5.71%, 5/01/40	230,000	230,843
3.63%, 3/01/48	147,000	105,262
3.75%, 2/01/50	160,000	120,125
5.81%, 5/01/50	350,000	348,126
3.95%, 8/01/59	195,000	143,512
5.93%, 5/01/60	140,000	138,332
General Dynamics Corp.,
4.25%, 4/01/40	10,000	9,336
4.25%, 4/01/50	70,000	65,110
Huntington Ingalls Industries, Inc.,
2.04%, 8/16/28	271,000	231,533
4.20%, 5/01/30	103,000	97,172
L3Harris Technologies, Inc.,
4.40%, 6/15/28	342,000	339,045
1.80%, 1/15/31(f)	318,000	258,388
4.85%, 4/27/35	60,000	58,943
Lockheed Martin Corp.,
3.55%, 1/15/26	60,000	59,151

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Aerospace & Defense (Continued)
Lockheed Martin Corp.,
1.85%, 6/15/30	$104,000	$ 88,943
3.90%, 6/15/32	90,000	87,405
3.60%, 3/01/35	185,000	171,817
4.15%, 6/15/53	390,000	352,590
Northrop Grumman Corp.,
2.93%, 1/15/25	40,000	38,796
3.25%, 1/15/28	280,000	266,628
4.03%, 10/15/47	242,000	208,583
5.25%, 5/01/50	820,000	845,725
4.95%, 3/15/53	214,000	211,489
Raytheon Technologies Corp.,
3.15%, 12/15/24	50,000	48,438
7.00%, 11/01/28	90,000	98,560
4.13%, 11/16/28	573,000	565,258
2.25%, 7/01/30	100,000	86,429
4.50%, 6/01/42	30,000	28,323
4.15%, 5/15/45	150,000	131,202
4.63%, 11/16/48	40,000	38,033
3.13%, 7/01/50	241,000	177,402
3.03%, 3/15/52	726,000	520,799
5.38%, 2/27/53	135,000	141,942

Textron, Inc., 3.90%, 9/17/29	245,000	231,614
		8,098,806
Apparel & Textile Products – 0.0%(c)
NIKE, Inc.,
2.40%, 3/27/25	60,000	58,135
2.75%, 3/27/27	100,000	95,414
2.85%, 3/27/30	100,000	92,452
3.25%, 3/27/40	50,000	42,197
3.38%, 3/27/50	20,000	16,476
		304,674
Asset Management – 0.0%(c)
Nuveen LLC, 4.00%, 11/01/28(b)	100,000	96,087
Vanguard Group (The), Inc., 3.05%, 8/22/50(g)	170,000	111,673
		207,760
Automotive – 0.2%
General Motors Co.,
5.60%, 10/15/32(f)	60,000	58,782
6.60%, 4/01/36	10,000	10,280
5.95%, 4/01/49	70,000	64,833
General Motors Financial Co., Inc.,
4.00%, 1/15/25	812,000	793,702
2.90%, 2/26/25(f)	239,000	228,749
	Par (a)	Value
Automotive (Continued)
General Motors Financial Co., Inc.,
3.80%, 4/07/25	$ 69,000	$ 67,030
4.30%, 4/06/29	169,000	157,503
		1,380,879
Banking – 2.8%
Bank of America Corp.,
4.20%, 8/26/24	60,000	59,186
(3M USD LIBOR + 0.87%), 2.46%, 10/22/25(f)(h)	235,000	224,569
(SOFR + 1.15%), 1.32%, 6/19/26(h)	1,090,000	997,034
(SOFR + 1.58%), 4.38%, 4/27/28(h)	430,000	417,424
(3M USD LIBOR + 1.37%), 3.59%, 7/21/28(h)	160,000	150,467
(3M USD LIBOR + 1.04%), 3.42%, 12/20/28(h)	600,000	556,972
(SOFR + 1.63%), 5.20%, 4/25/29(h)	285,000	286,895
(3M CME Term SOFR + 1.21%), 3.97%, 2/07/30(h)	620,000	580,093
(SOFR + 2.15%), 2.59%, 4/29/31(h)	990,000	838,627
(SOFR + 1.53%), 1.90%, 7/23/31(h)	200,000	160,613
(SOFR + 1.22%), 2.65%, 3/11/32(h)	483,000	402,537
(SOFR + 1.32%), 2.69%, 4/22/32(h)	133,000	111,138
(SOFR + 1.22%), 2.30%, 7/21/32(h)	752,000	606,669
(SOFR + 1.21%), 2.57%, 10/20/32(h)	471,000	386,765
(SOFR + 1.33%), 2.97%, 2/04/33(h)	1,046,000	883,019
(SOFR + 1.83%), 4.57%, 4/27/33(h)	1,029,000	981,474
5.00%, 1/21/44	170,000	164,496
(3M USD LIBOR + 1.52%), 4.33%, 3/15/50(h)	30,000	25,795
(3M USD LIBOR + 3.15%), 4.08%, 3/20/51(h)	530,000	444,545
Citigroup, Inc.,
(SOFR + 1.67%), 1.68%, 5/15/24(h)	120,000	119,823
3.30%, 4/27/25	180,000	174,462
5.50%, 9/13/25	120,000	120,392
(SOFR + 2.84%), 3.11%, 4/08/26(h)	80,000	76,961
(SOFR + 1.89%), 4.66%, 5/24/28(f)(h)	70,000	69,375

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Banking (Continued)
Citigroup, Inc.,
(3M CME Term SOFR + 1.41%), 3.52%, 10/27/28(h)	$1,110,000	$1,041,974
(3M CME Term SOFR + 1.45%), 4.08%, 4/23/29(h)	150,000	143,171
(3M CME Term SOFR + 1.60%), 3.98%, 3/20/30(h)	550,000	516,000
(SOFR + 1.42%), 2.98%, 11/05/30(h)	187,000	164,138
(SOFR + 1.15%), 2.67%, 1/29/31(h)	160,000	137,147
(SOFR + 3.91%), 4.41%, 3/31/31(h)	290,000	276,872
(SOFR + 2.11%), 2.57%, 6/03/31(h)	340,000	287,706
(SOFR + 1.94%), 3.79%, 3/17/33(h)	467,000	420,018
(SOFR + 2.09%), 4.91%, 5/24/33(h)	210,000	205,155
8.13%, 7/15/39	460,000	594,529
4.65%, 7/23/48	30,000	27,672
JPMorgan Chase & Co.,
(SOFR + 1.46%), 1.51%, 6/01/24(h)	310,000	308,951
(3M USD LIBOR + 1.00%), 4.02%, 12/05/24(h)	470,000	465,648
(SOFR + 1.85%), 2.08%, 4/22/26(h)	200,000	188,439
(SOFR + 0.89%), 1.58%, 4/22/27(h)	530,000	480,204
3.63%, 12/01/27	190,000	181,072
(SOFR + 1.17%), 2.95%, 2/24/28(h)	229,000	213,053
(3M USD LIBOR + 1.33%), 4.45%, 12/05/29(h)	320,000	311,504
(SOFR + 2.04%), 2.52%, 4/22/31(h)	510,000	436,231
(SOFR + 1.07%), 1.95%, 2/04/32(h)	433,000	349,023
(3M CME Term SOFR + 1.25%), 2.58%, 4/22/32(h)	320,000	268,793
(SOFR + 1.18%), 2.55%, 11/08/32(h)	381,000	317,121
(SOFR + 1.26%), 2.96%, 1/25/33(h)	536,000	458,370
(SOFR + 1.80%), 4.59%, 4/26/33(h)	184,000	179,035
4.95%, 6/01/45	220,000	209,763
(SOFR + 2.44%), 3.11%, 4/22/51(h)	50,000	35,548

Morgan Stanley Bank NA, 4.75%, 4/21/26	295,000	296,466
	Par (a)	Value
Banking (Continued)

U.S. Bancorp, 1.45%, 5/12/25(f)	$ 250,000	$ 232,011
Wells Fargo & Co.,
(SOFR + 2.00%), 2.19%, 4/30/26(h)	570,000	536,960
3.00%, 10/23/26	80,000	75,287
4.30%, 7/22/27	270,000	264,174
(3M USD LIBOR + 1.31%), 3.58%, 5/22/28(h)	300,000	283,889
(SOFR + 2.10%), 2.39%, 6/02/28(h)	130,000	117,205
4.15%, 1/24/29	230,000	221,398
(3M CME Term SOFR + 1.43%), 2.88%, 10/30/30(h)	250,000	218,807
(SOFR + 4.03%), 4.48%, 4/04/31(h)	300,000	288,794
(SOFR + 1.50%), 3.35%, 3/02/33(h)	630,000	549,901
(SOFR + 2.02%), 5.39%, 4/24/34(h)	120,000	122,072
4.40%, 6/14/46	360,000	301,253
4.75%, 12/07/46	370,000	323,561
(SOFR + 4.50%), 5.01%, 4/04/51(h)	1,940,000	1,835,805
		22,724,051
Beverages – 0.1%
Coca-Cola (The) Co.,
3.38%, 3/25/27	90,000	88,433
1.45%, 6/01/27	90,000	81,847
2.50%, 6/01/40	50,000	38,509
2.60%, 6/01/50	80,000	57,524
Constellation Brands, Inc.,
3.60%, 5/09/24	90,000	88,521
4.35%, 5/09/27	130,000	128,947
PepsiCo, Inc.,
2.25%, 3/19/25(f)	10,000	9,642
2.63%, 3/19/27	10,000	9,501
1.63%, 5/01/30	40,000	34,033
2.88%, 10/15/49	40,000	30,652
		567,609
Biotechnology & Pharmaceuticals – 0.7%
AbbVie, Inc.,
2.60%, 11/21/24	490,000	473,047
3.80%, 3/15/25	410,000	403,062
3.60%, 5/14/25	40,000	39,079
2.95%, 11/21/26	100,000	94,926
3.20%, 11/21/29	480,000	443,557
4.55%, 3/15/35	204,000	199,819
4.50%, 5/14/35	196,000	190,754
4.70%, 5/14/45	58,000	54,411

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Biotechnology & Pharmaceuticals (Continued)
AbbVie, Inc.,
4.88%, 11/14/48	$ 20,000	$ 19,195
4.25%, 11/21/49	523,000	458,445
Amgen, Inc.,
4.05%, 8/18/29(f)	300,000	291,399
5.25%, 3/02/30	395,000	405,683
4.40%, 5/01/45	20,000	17,649
5.65%, 3/02/53	49,000	50,762
4.40%, 2/22/62	148,000	124,183
5.75%, 3/02/63	198,000	205,079

Biogen, Inc., 2.25%, 5/01/30	37,000	31,485
Bristol-Myers Squibb Co.,
2.90%, 7/26/24	192,000	188,045
3.20%, 6/15/26	105,000	102,274
3.40%, 7/26/29	65,000	62,186
4.55%, 2/20/48	60,000	57,085

Eli Lilly & Co., 4.95%, 2/27/63	35,000	36,536
Gilead Sciences, Inc.,
2.60%, 10/01/40	125,000	92,206
4.75%, 3/01/46	386,000	368,660
Johnson & Johnson,
0.55%, 9/01/25(f)	80,000	73,869
0.95%, 9/01/27	150,000	133,222
3.63%, 3/03/37	70,000	65,507
2.10%, 9/01/40	260,000	189,030
Merck & Co., Inc.,
0.75%, 2/24/26	240,000	219,630
1.45%, 6/24/30	70,000	58,257
2.75%, 12/10/51	250,000	177,157
Pfizer, Inc.,
0.80%, 5/28/25(f)	160,000	149,164
2.63%, 4/01/30	160,000	144,891
1.70%, 5/28/30	100,000	84,671
2.55%, 5/28/40	240,000	181,635
2.70%, 5/28/50	180,000	129,832
		6,016,392
Cable & Satellite – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 7/23/25	320,000	317,004
4.20%, 3/15/28	90,000	85,372
5.05%, 3/30/29	700,000	678,318
4.40%, 4/01/33(f)	400,000	354,228
5.38%, 4/01/38	60,000	52,009
3.50%, 6/01/41	300,000	204,989
3.50%, 3/01/42	60,000	40,517
5.38%, 5/01/47	59,000	48,289
	Par (a)	Value
Cable & Satellite (Continued)
Charter Communications Operating LLC/Charter Communications Operating Capital,
5.75%, 4/01/48	$226,000	$ 192,088
5.13%, 7/01/49	286,000	223,533
4.80%, 3/01/50	30,000	22,719
3.90%, 6/01/52	478,000	311,404
6.83%, 10/23/55	107,000	101,535
3.85%, 4/01/61	187,000	114,459
4.40%, 12/01/61	146,000	97,858
5.50%, 4/01/63	110,000	87,877
Comcast Corp.,
3.95%, 10/15/25	160,000	158,121
3.15%, 3/01/26	50,000	48,571
3.30%, 4/01/27	50,000	48,193
4.15%, 10/15/28	520,000	515,749
2.65%, 2/01/30	141,000	126,232
3.40%, 4/01/30	70,000	65,623
4.25%, 10/15/30	390,000	386,240
4.20%, 8/15/34	341,000	327,857
3.25%, 11/01/39	20,000	16,229
3.75%, 4/01/40	306,000	264,096
3.40%, 7/15/46	20,000	15,571
4.00%, 8/15/47	30,000	25,303
3.97%, 11/01/47	140,000	118,686
4.00%, 3/01/48	20,000	16,874
4.00%, 11/01/49	240,000	202,293
3.45%, 2/01/50	60,000	46,397
2.80%, 1/15/51	190,000	128,271
2.89%, 11/01/51	120,000	82,007
2.94%, 11/01/56	80,000	53,185
4.95%, 10/15/58(f)	20,000	19,641
Cox Communications, Inc.,
3.15%, 8/15/24(b)	71,000	69,215
2.95%, 10/01/50(b)	119,000	75,384
Time Warner Cable LLC,
6.55%, 5/01/37	50,000	48,732
5.88%, 11/15/40	130,000	115,641
		5,906,310
Chemicals – 0.0%(c)
Ecolab, Inc., 2.75%, 8/18/55	97,000	62,676
Sherwin-Williams (The) Co., 2.30%, 5/15/30(f)	76,000	64,782
Westlake Corp., 3.38%, 8/15/61	44,000	27,479
		154,937

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Commercial Support Services – 0.0%(c)
Cintas Corp. No. 2,
3.70%, 4/01/27	$ 20,000	$ 19,580
4.00%, 5/01/32	120,000	116,758

Republic Services, Inc., 2.50%, 8/15/24	70,000	67,828
		204,166
Containers & Packaging – 0.0%(c)
Berry Global, Inc., 5.50%, 4/15/28(b)	180,000	180,105
International Paper Co., 6.00%, 11/15/41	45,000	47,174
		227,279
Diversified Industrials – 0.1%
3M Co.,
2.38%, 8/26/29(f)	410,000	366,977
3.70%, 4/15/50	100,000	81,329

Emerson Electric Co., 2.80%, 12/21/51	460,000	311,128
Honeywell International, Inc., 1.35%, 6/01/25	70,000	65,848
		825,282
E-Commerce Discretionary – 0.3%
Amazon.com, Inc.,
0.80%, 6/03/25(f)	130,000	121,063
3.30%, 4/13/27	50,000	48,602
1.20%, 6/03/27	380,000	340,367
3.15%, 8/22/27	140,000	134,877
3.45%, 4/13/29(f)	110,000	106,301
1.50%, 6/03/30	70,000	58,511
2.10%, 5/12/31	80,000	68,698
3.60%, 4/13/32	320,000	304,259
4.70%, 12/01/32(f)	203,000	208,770
3.88%, 8/22/37	200,000	187,330
4.05%, 8/22/47	140,000	127,135
2.50%, 6/03/50	761,000	513,850
4.25%, 8/22/57	240,000	217,962
		2,437,725
Electric Utilities – 1.4%
AEP Texas, Inc.,
3.95%, 6/01/28	212,000	205,802
3.45%, 5/15/51	171,000	125,559
AEP Transmission Co. LLC,
3.80%, 6/15/49	303,000	250,578
3.65%, 4/01/50	89,000	71,174
4.50%, 6/15/52	160,000	148,070
5.40%, 3/15/53(f)	80,000	84,271
Alabama Power Co.,
3.75%, 3/01/45	38,000	30,854
	Par (a)	Value
Electric Utilities (Continued)
Alabama Power Co.,
3.00%, 3/15/52	$170,000	$116,907
Ameren Illinois Co.,
3.25%, 3/15/50	106,000	79,611
2.90%, 6/15/51	35,000	24,276

American Transmission Systems, Inc., 2.65%, 1/15/32(b)	203,000	171,639
Baltimore Gas and Electric Co.,
3.75%, 8/15/47	195,000	156,656
2.90%, 6/15/50	156,000	108,567
CenterPoint Energy Houston Electric LLC,
2.35%, 4/01/31	75,000	64,691
4.95%, 4/01/33(f)	75,000	76,908
3.35%, 4/01/51	247,000	189,914
4.85%, 10/01/52	31,000	30,780

Cleveland Electric Illuminating (The) Co., 3.50%, 4/01/28(b)	100,000	94,529
Commonwealth Edison Co.,
4.00%, 3/01/49	129,000	109,426
3.00%, 3/01/50	51,000	36,482
5.30%, 2/01/53	45,000	46,971
Consumers Energy Co.,
4.63%, 5/15/33	118,000	118,684
3.75%, 2/15/50	309,000	254,749
4.20%, 9/01/52	171,000	151,437
DTE Electric Co.,
3.95%, 3/01/49	246,000	209,761
5.40%, 4/01/53	156,000	165,172
Duke Energy Carolinas LLC,
4.95%, 1/15/33	84,000	86,300
3.75%, 6/01/45	136,000	112,083
3.95%, 3/15/48	122,000	101,983
3.55%, 3/15/52	231,000	182,837

Duke Energy Corp., 5.00%, 12/08/25	292,000	293,890
Duke Energy Florida LLC,
2.50%, 12/01/29	325,000	288,419
1.75%, 6/15/30	241,000	200,613
5.95%, 11/15/52	66,000	75,140
Duke Energy Progress LLC,
3.45%, 3/15/29	233,000	220,557
2.50%, 8/15/50	257,000	163,146
4.00%, 4/01/52	5,000	4,224
5.35%, 3/15/53	106,000	110,276

Edison International, 6.95%, 11/15/29	236,000	256,338

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Electric Utilities (Continued)

Entergy Louisiana LLC, 4.20%, 9/01/48	$148,000	$128,923
Entergy Mississippi LLC, 2.85%, 6/01/28	214,000	197,867
Evergy Kansas Central, Inc., 5.70%, 3/15/53	80,000	84,623
Exelon Corp.,
5.10%, 6/15/45	16,000	15,146
4.70%, 4/15/50(f)	79,000	71,933
4.10%, 3/15/52(f)	194,000	161,167
5.60%, 3/15/53(f)	117,000	120,439
FirstEnergy Corp.,
2.05%, 3/01/25	22,000	20,772
1.60%, 1/15/26	40,000	36,648
4.15%, 7/15/27	499,000	485,277
5.10%, 7/15/47	77,000	71,054
3.40%, 3/01/50	55,000	38,537
FirstEnergy Transmission LLC,
4.35%, 1/15/25(b)	285,000	280,657
4.55%, 4/01/49(b)	215,000	186,324

Florida Power & Light Co., 3.99%, 3/01/49	174,000	151,372
Idaho Power Co., 5.50%, 3/15/53	95,000	100,859
Kentucky Utilities Co., 5.45%, 4/15/33	50,000	52,211
Louisville Gas and Electric Co., 5.45%, 4/15/33	60,000	62,590
Metropolitan Edison Co., 5.20%, 4/01/28(b)	75,000	76,475
MidAmerican Energy Co.,
3.10%, 5/01/27	148,000	141,571
3.65%, 4/15/29	160,000	154,163
3.65%, 8/01/48	111,000	91,212
4.25%, 7/15/49	85,000	76,570

Mid-Atlantic Interstate Transmission LLC, 4.10%, 5/15/28(b)	40,000	38,853
Northern States Power Co.,
2.60%, 6/01/51	104,000	70,449
3.20%, 4/01/52	212,000	157,963

NRG Energy, Inc., 2.45%, 12/02/27(b)	36,000	31,261
NSTAR Electric Co., 3.95%, 4/01/30	49,000	47,612
Ohio Power Co.,
4.15%, 4/01/48	52,000	44,894
4.00%, 6/01/49	63,000	52,669
	Par (a)	Value
Electric Utilities (Continued)

Oklahoma Gas and Electric Co., 5.60%, 4/01/53	$102,000	$ 105,733
Oncor Electric Delivery Co. LLC,
4.55%, 9/15/32	139,000	139,151
4.10%, 11/15/48	51,000	44,972
2.70%, 11/15/51	116,000	78,060
Pacific Gas and Electric Co.,
2.10%, 8/01/27	50,000	43,748
2.50%, 2/01/31	180,000	145,860
3.30%, 8/01/40	20,000	13,996
3.50%, 8/01/50	242,000	157,726
6.70%, 4/01/53	40,000	40,769

PacifiCorp., 4.15%, 2/15/50	80,000	68,915
Pennsylvania Electric Co., 5.15%, 3/30/26(b)	45,000	45,218
Progress Energy, Inc., 7.75%, 3/01/31	70,000	81,839
Public Service Co. of New Hampshire, 5.15%, 1/15/53	90,000	93,341
Public Service Electric and Gas Co.,
3.10%, 3/15/32(f)	10,000	9,010
4.90%, 12/15/32	144,000	148,409
2.05%, 8/01/50	208,000	123,490

San Diego Gas & Electric Co., 2.95%, 8/15/51	196,000	138,268
Southern California Edison Co.,
2.25%, 6/01/30	396,000	339,735
2.50%, 6/01/31	39,000	33,394
5.95%, 11/01/32	219,000	238,225

Southwestern Electric Power Co., 5.30%, 4/01/33	110,000	111,499
Southwestern Public Service Co., 3.15%, 5/01/50	179,000	129,665
Tampa Electric Co., 4.45%, 6/15/49	38,000	32,802
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25(b)	299,000	291,317
Virginia Electric and Power Co., 4.00%, 1/15/43	202,000	171,966
Wisconsin Power and Light Co., 4.95%, 4/01/33	139,000	142,169
		11,438,642

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Electrical Equipment – 0.0%(c)
Carrier Global Corp., 3.58%, 4/05/50	$ 10,000	$ 7,470
Otis Worldwide Corp., 2.06%, 4/05/25	50,000	47,373
		54,843
Entertainment Content – 0.2%
Fox Corp., 5.48%, 1/25/39	370,000	350,653
Time Warner Cable Enterprises LLC, 8.38%, 7/15/33	170,000	192,104
Warnermedia Holdings, Inc.,
6.41%, 3/15/26	140,000	141,207
3.76%, 3/15/27(b)	80,000	75,393
4.05%, 3/15/29(b)	140,000	129,592
4.28%, 3/15/32(b)	450,000	399,672
5.05%, 3/15/42(b)	30,000	24,813
5.14%, 3/15/52(b)	500,000	399,529
		1,712,963
Food – 0.1%
Hershey (The) Co., 0.90%, 6/01/25	30,000	27,902
Kraft Heinz Foods Co., 3.00%, 6/01/26	102,000	97,669
Mars, Inc.,
2.70%, 4/01/25(b)	90,000	86,675
3.20%, 4/01/30(b)	80,000	74,233
2.38%, 7/16/40(b)	200,000	142,321

Mondelez International, Inc., 1.50%, 5/04/25	250,000	234,545
		663,345
Gas & Water Utilities – 0.0%(c)
Atmos Energy Corp., 4.13%, 3/15/49	40,000	34,398
NiSource, Inc., 5.25%, 3/30/28	40,000	40,856
Southwest Gas Corp., 5.45%, 3/23/28	135,000	137,222
		212,476
Health Care Facilities & Services – 0.8%
Cigna Group (The),
4.13%, 11/15/25	20,000	19,744
4.50%, 2/25/26	32,000	31,921
4.38%, 10/15/28	440,000	437,004
4.80%, 8/15/38	210,000	203,761
4.90%, 12/15/48	130,000	122,276
Consolidated Edison Co. of New York, Inc.,
3.35%, 4/01/30	50,000	46,423
3.95%, 4/01/50	20,000	16,742
	Par (a)	Value
Health Care Facilities & Services (Continued)
Consolidated Edison Co. of New York, Inc.,
6.15%, 11/15/52	$146,000	$ 164,432
CVS Health Corp.,
3.63%, 4/01/27	40,000	38,718
4.30%, 3/25/28	217,000	214,343
3.75%, 4/01/30	348,000	325,950
1.88%, 2/28/31	40,000	32,578
2.13%, 9/15/31(f)	130,000	106,653
4.78%, 3/25/38	400,000	381,959
4.13%, 4/01/40	40,000	34,230
5.05%, 3/25/48	470,000	438,757
Elevance Health, Inc.,
3.65%, 12/01/27	300,000	291,234
4.10%, 5/15/32	80,000	76,816
4.55%, 5/15/52	40,000	36,295
6.10%, 10/15/52	181,000	201,887

Evergy Metro, Inc., 4.95%, 4/15/33	100,000	100,504
HCA, Inc.,
5.25%, 4/15/25	198,000	198,458
5.25%, 6/15/26	234,000	234,844
3.50%, 9/01/30	431,000	387,939
Humana, Inc.,
4.50%, 4/01/25	20,000	19,880
3.95%, 3/15/27	140,000	136,055
3.70%, 3/23/29	310,000	293,424
3.13%, 8/15/29	310,000	281,516
2.15%, 2/03/32	50,000	40,542

PECO Energy Co., 3.05%, 3/15/51	150,000	107,321
UnitedHealth Group, Inc.,
3.75%, 7/15/25	50,000	49,301
1.25%, 1/15/26	40,000	37,008
3.85%, 6/15/28	130,000	127,870
3.88%, 12/15/28	110,000	107,917
4.00%, 5/15/29	160,000	157,372
2.00%, 5/15/30	40,000	34,373
2.30%, 5/15/31	30,000	25,967
4.20%, 5/15/32	110,000	107,857
2.75%, 5/15/40	260,000	199,616
2.90%, 5/15/50	234,000	167,113
3.25%, 5/15/51	690,000	524,009
3.13%, 5/15/60	111,000	78,978
5.20%, 4/15/63(f)	81,000	82,598
		6,722,185
Household Products – 0.1%
Haleon U.S. Capital LLC, 3.38%, 3/24/29	480,000	446,853
Kenvue, Inc.,
4.90%, 3/22/33(b)	250,000	258,881

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Household Products (Continued)
Kenvue, Inc.,
5.20%, 3/22/63(b)	$ 50,000	$ 51,994

Kimberly-Clark Corp., 3.10%, 3/26/30	30,000	27,983
Procter & Gamble (The) Co.,
2.80%, 3/25/27	20,000	19,223
3.00%, 3/25/30	60,000	56,451
		861,385
Institutional Financial Services – 1.2%
Bank of New York Mellon (The) Corp., 1.60%, 4/24/25	60,000	56,441
Goldman Sachs Group (The), Inc.,
3.85%, 7/08/24	30,000	29,504
(SOFR + 0.51%), 0.66%, 9/10/24(h)	561,000	550,563
3.50%, 4/01/25	140,000	136,010
3.50%, 11/16/26	570,000	543,720
(SOFR + 1.85%), 3.62%, 3/15/28(h)	60,000	57,127
(3M CME Term SOFR + 1.16%), 3.81%, 4/23/29(h)	400,000	376,595
(3M CME Term SOFR + 1.30%), 4.22%, 5/01/29(h)	960,000	922,300
(SOFR + 1.09%), 1.99%, 1/27/32(h)	187,000	149,724
(SOFR + 1.28%), 2.62%, 4/22/32(f)(h)	319,000	266,222
(SOFR + 1.25%), 2.38%, 7/21/32(h)	240,000	196,058
(SOFR + 1.26%), 2.65%, 10/21/32(h)	448,000	372,797
(SOFR + 1.41%), 3.10%, 2/24/33(h)	221,000	190,163
(SOFR + 1.51%), 3.21%, 4/22/42(h)	80,000	60,114
(SOFR + 1.47%), 2.91%, 7/21/42(h)	160,000	114,909
5.15%, 5/22/45	250,000	236,084
4.75%, 10/21/45	230,000	213,311
Intercontinental Exchange, Inc.,
4.60%, 3/15/33	100,000	99,900
4.95%, 6/15/52	30,000	29,910
Morgan Stanley,
(SOFR + 1.99%), 2.19%, 4/28/26(h)	460,000	433,049
(3M USD LIBOR + 1.14%), 3.77%, 1/24/29(h)	300,000	284,301
	Par (a)	Value
Institutional Financial Services (Continued)
Morgan Stanley,
(SOFR + 1.59%), 5.16%, 4/20/29(h)	$ 440,000	$ 443,172
(3M USD LIBOR + 1.63%), 4.43%, 1/23/30(h)	10,000	9,662
(SOFR + 1.14%), 2.70%, 1/22/31(h)	1,033,000	891,530
(SOFR + 3.12%), 3.62%, 4/01/31(h)	340,000	310,987
(SOFR + 1.03%), 1.79%, 2/13/32(h)	328,000	258,939
(SOFR + 1.02%), 1.93%, 4/28/32(h)	63,000	50,116
(SOFR + 1.18%), 2.24%, 7/21/32(h)	603,000	486,738
(SOFR + 1.20%), 2.51%, 10/20/32(h)	317,000	260,975
(SOFR + 2.08%), 4.89%, 7/20/33(h)	25,000	24,657
(SOFR + 2.56%), 6.34%, 10/18/33(h)	1,238,000	1,346,023
		9,401,601
Insurance – 0.2%
American International Group, Inc., 2.50%, 6/30/25	40,000	37,986
Aon Corp.,
4.50%, 12/15/28	99,000	97,846
2.80%, 5/15/30	168,000	147,879

Aon Corp./Aon Global Holdings PLC, 5.35%, 2/28/33(f)	329,000	340,325
Berkshire Hathaway Finance Corp., 4.25%, 1/15/49	150,000	141,253
Guardian Life Global Funding, 1.10%, 6/23/25(b)	50,000	45,945
Marsh & McLennan Cos., Inc.,
2.25%, 11/15/30	108,000	92,209
5.45%, 3/15/53	35,000	36,448

MetLife, Inc., 6.40%, 12/15/36	100,000	100,300
New York Life Global Funding, 0.95%, 6/24/25(b)	80,000	73,917
Principal Life Global Funding II, 1.25%, 6/23/25(b)	40,000	37,039
Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(b)	80,000	74,508
		1,225,655

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Internet Media & Services – 0.0%(c)
Alphabet, Inc.,
0.45%, 8/15/25	$ 30,000	$ 27,663
1.10%, 8/15/30	60,000	49,646
1.90%, 8/15/40	70,000	49,308
2.05%, 8/15/50	40,000	25,474
		152,091
Leisure Facilities & Services – 0.2%
Las Vegas Sands Corp.,
3.20%, 8/08/24	100,000	96,852
2.90%, 6/25/25	380,000	360,055
McDonald's Corp.,
3.30%, 7/01/25	70,000	68,391
1.45%, 9/01/25	140,000	131,027
3.70%, 1/30/26(f)	60,000	59,196
3.50%, 3/01/27	30,000	29,229
3.50%, 7/01/27	60,000	58,341
3.80%, 4/01/28	270,000	265,912
2.13%, 3/01/30	170,000	147,976
3.60%, 7/01/30	80,000	76,200
4.88%, 12/09/45	30,000	29,034
4.20%, 4/01/50	240,000	209,691
		1,531,904
Machinery – 0.0%(c)
Deere & Co.,
3.10%, 4/15/30	30,000	27,956
3.75%, 4/15/50(f)	200,000	179,873

Eaton Corp., 4.15%, 11/02/42	30,000	26,690
		234,519
Medical Equipment & Devices – 0.1%
Abbott Laboratories,
3.75%, 11/30/26	230,000	229,251
4.75%, 11/30/36	40,000	41,506
4.90%, 11/30/46	90,000	92,585

Baxter International, Inc., 1.92%, 2/01/27	79,000	70,992
Becton Dickinson & Co.,
3.36%, 6/06/24	87,000	85,486
4.69%, 12/15/44	15,000	14,029
		533,849
Metals & Mining – 0.0%(c)
Freeport-McMoRan, Inc., 5.45%, 3/15/43	80,000	75,093
Newmont Corp., 2.25%, 10/01/30	80,000	67,420
		142,513
	Par (a)	Value
Oil & Gas Producers – 3.3%
Apache Corp.,
4.75%, 4/15/43	$ 100,000	$ 77,964
4.25%, 1/15/44	380,000	271,890
BP Capital Markets America, Inc.,
3.41%, 2/11/26(f)	20,000	19,586
3.12%, 5/04/26	220,000	213,602
3.94%, 9/21/28	110,000	108,705
3.63%, 4/06/30	80,000	76,600
1.75%, 8/10/30	200,000	167,925
4.81%, 2/13/33	265,000	269,591
3.00%, 2/24/50	190,000	136,108
Cameron LNG LLC,
2.90%, 7/15/31(b)	160,000	142,134
3.30%, 1/15/35(b)	847,000	733,798
3.40%, 1/15/38(b)	225,000	196,292
Cheniere Corpus Christi Holdings LLC,
5.88%, 3/31/25	233,000	234,838
5.13%, 6/30/27	436,000	437,941
2.74%, 12/31/39	21,000	17,223
Cheniere Energy Partners L.P.,
4.50%, 10/01/29	775,000	729,149
4.00%, 3/01/31	157,000	140,425
3.25%, 1/31/32(f)	523,000	435,702
Chevron Corp.,
1.55%, 5/11/25	130,000	122,897
2.00%, 5/11/27	40,000	37,120
3.08%, 5/11/50	230,000	177,562

Chevron USA, Inc., 3.85%, 1/15/28	240,000	239,609
Continental Resources, Inc.,
3.80%, 6/01/24	130,000	127,500
4.38%, 1/15/28	130,000	123,613
5.75%, 1/15/31(b)	20,000	19,556
4.90%, 6/01/44	590,000	459,342
Coterra Energy, Inc.,
3.90%, 5/15/27	280,000	269,469
4.38%, 3/15/29	750,000	720,827
Devon Energy Corp.,
5.85%, 12/15/25	120,000	122,151
5.25%, 10/15/27	12,000	11,975
4.50%, 1/15/30	112,000	107,331
5.60%, 7/15/41(f)	257,000	250,502
4.75%, 5/15/42	440,000	386,570
5.00%, 6/15/45	150,000	134,306
Diamondback Energy, Inc.,
3.25%, 12/01/26	1,395,000	1,338,316
3.50%, 12/01/29	1,770,000	1,636,554
3.13%, 3/24/31	80,000	69,974

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
Diamondback Energy, Inc.,
4.40%, 3/24/51	$310,000	$252,356
Energy Transfer L.P.,
3.90%, 5/15/24	102,000	100,262
2.90%, 5/15/25	200,000	190,898
5.50%, 6/01/27	130,000	131,889
4.95%, 6/15/28	20,000	19,913
5.25%, 4/15/29	60,000	60,206
3.75%, 5/15/30	430,000	395,338
5.75%, 2/15/33	154,000	157,020
4.95%, 1/15/43	107,000	90,399
5.15%, 2/01/43	139,000	121,711
5.30%, 4/01/44	160,000	141,629
5.35%, 5/15/45	210,000	187,051
5.30%, 4/15/47	165,000	144,553
5.40%, 10/01/47	305,000	271,590
6.25%, 4/15/49	107,000	106,145
5.00%, 5/15/50	342,000	290,300
Enterprise Products Operating LLC,
4.15%, 10/16/28	270,000	265,796
3.13%, 7/31/29	100,000	92,059
2.80%, 1/31/30	300,000	268,204
7.55%, 4/15/38	10,000	11,730
4.85%, 3/15/44	80,000	74,638
5.10%, 2/15/45	100,000	96,272
4.80%, 2/01/49	40,000	36,928
4.20%, 1/31/50	60,000	50,219
3.70%, 1/31/51	170,000	130,641
3.20%, 2/15/52	67,000	47,175
3.30%, 2/15/53	120,000	86,397
3.95%, 1/31/60	70,000	54,562
(3M USD LIBOR + 2.57%), 5.38%, 2/15/78(h)	50,000	40,752
EOG Resources, Inc.,
4.38%, 4/15/30	270,000	270,801
3.90%, 4/01/35	180,000	166,765
4.95%, 4/15/50(f)	410,000	413,164
EQT Corp.,
5.70%, 4/01/28	70,000	70,306
7.00%, 2/01/30	150,000	158,257
Exxon Mobil Corp.,
2.99%, 3/19/25	300,000	292,159
3.04%, 3/01/26	70,000	68,090
2.44%, 8/16/29(f)	240,000	219,784
3.48%, 3/19/30	120,000	115,208
4.11%, 3/01/46	20,000	17,994
4.33%, 3/19/50	10,000	9,310
3.45%, 4/15/51	300,000	240,352
	Par (a)	Value
Oil & Gas Producers (Continued)
Kinder Morgan Energy Partners L.P.,
4.25%, 9/01/24	$100,000	$ 98,966
6.50%, 2/01/37	129,000	135,462
6.38%, 3/01/41	110,000	113,677
4.70%, 11/01/42	156,000	133,591
5.50%, 3/01/44	111,000	103,911
Kinder Morgan, Inc.,
4.30%, 6/01/25	90,000	88,901
4.30%, 3/01/28	350,000	344,939
5.55%, 6/01/45	210,000	198,055
5.05%, 2/15/46	40,000	35,153
5.20%, 3/01/48	60,000	53,570
MPLX L.P.,
4.00%, 3/15/28	200,000	193,230
4.80%, 2/15/29	30,000	29,817
4.50%, 4/15/38	90,000	80,798
5.20%, 3/01/47	60,000	54,124
5.20%, 12/01/47	100,000	89,844
4.70%, 4/15/48	210,000	175,518
5.50%, 2/15/49	90,000	83,283
5.65%, 3/01/53	52,000	49,760
NGPL PipeCo LLC,
4.88%, 8/15/27(b)	168,000	163,596
3.25%, 7/15/31(b)	368,000	312,790

Northwest Pipeline LLC, 4.00%, 4/01/27	460,000	446,963
Occidental Petroleum Corp.,
6.95%, 7/01/24	94,000	95,645
5.55%, 3/15/26	160,000	161,342
3.00%, 2/15/27	220,000	200,750
7.88%, 9/15/31	210,000	237,978
4.50%, 7/15/44	80,000	64,714
6.60%, 3/15/46	150,000	160,069
4.10%, 2/15/47	50,000	39,045
4.20%, 3/15/48	230,000	179,504
Pioneer Natural Resources Co.,
1.13%, 1/15/26	30,000	27,366
1.90%, 8/15/30	150,000	124,549
2.15%, 1/15/31	380,000	318,619
Sabine Pass Liquefaction LLC,
5.63%, 3/01/25	931,000	935,579
5.88%, 6/30/26	669,000	682,935
5.90%, 9/15/37(b)	99,000	101,921

Southern Natural Gas Co. LLC, 8.00%, 3/01/32	80,000	93,259
Targa Resources Corp.,
5.20%, 7/01/27	260,000	260,427
4.95%, 4/15/52	60,000	49,724

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Oil & Gas Producers (Continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.00%, 1/15/28(f)		$ 307,000	$ 300,191
6.88%, 1/15/29		54,000	55,150
5.50%, 3/01/30		180,000	175,352
4.00%, 1/15/32		300,000	263,631

Tennessee Gas Pipeline Co. LLC, 2.90%, 3/01/30(b)		210,000	183,597
Texas Eastern Transmission L.P., 3.50%, 1/15/28(b)		333,000	314,697
Transcontinental Gas Pipe Line Co. LLC,
7.85%, 2/01/26		1,060,000	1,136,678
4.00%, 3/15/28		436,000	420,417

Viper Energy Partners L.P., 5.38%, 11/01/27(b)		75,000	72,499
Western Midstream Operating L.P.,
3.35%, 2/01/25		50,000	47,743
4.65%, 7/01/26(f)		90,000	87,498
Williams (The) Cos., Inc.,
4.90%, 1/15/45		440,000	392,997
5.10%, 9/15/45		140,000	127,996
4.85%, 3/01/48		110,000	97,705
3.50%, 10/15/51		109,000	77,697
			27,196,692
Real Estate Investment Trusts – 0.7%
American Tower Corp.,
3.95%, 3/15/29		53,000	50,158
3.80%, 8/15/29		204,000	191,658
2.10%, 6/15/30		189,000	155,586
2.70%, 4/15/31		642,000	542,614
Crown Castle, Inc.,
3.10%, 11/15/29		416,000	373,844
3.30%, 7/01/30		143,000	129,074
2.25%, 1/15/31(f)		120,000	99,711
2.10%, 4/01/31		303,000	247,438
2.50%, 7/15/31		125,000	104,885
5.10%, 5/01/33		370,000	371,030
Digital Dutch Finco B.V.,
1.50%, 3/15/30	EUR	130,000	112,841
1.00%, 1/15/32	EUR	100,000	78,717
Equinix, Inc.,
3.20%, 11/18/29		206,000	185,024
2.15%, 7/15/30		185,000	152,065
2.50%, 5/15/31		41,000	33,869
3.90%, 4/15/32		233,000	212,303
	Par (a)	Value
Real Estate Investment Trusts (Continued)
GLP Capital L.P./GLP Financing II, Inc.,
4.00%, 1/15/30	$439,000	$ 389,367
4.00%, 1/15/31	200,000	174,997
3.25%, 1/15/32	288,000	236,163
National Retail Properties, Inc.,
3.10%, 4/15/50	42,000	26,734
3.50%, 4/15/51	241,000	166,102

Prologis L.P., 1.75%, 2/01/31	121,000	97,887
Realty Income Corp., 3.25%, 1/15/31	38,000	33,778
VICI Properties L.P.,
4.75%, 2/15/28	184,000	177,448
4.95%, 2/15/30	283,000	270,517
VICI Properties L.P./VICI Note Co., Inc.,
4.25%, 12/01/26(b)	174,000	165,803
5.75%, 2/01/27(b)	245,000	243,427
4.63%, 12/01/29(b)	471,000	437,469

WP Carey, Inc., 2.40%, 2/01/31	119,000	97,322
		5,557,831
Retail - Consumer Staples – 0.1%
Costco Wholesale Corp.,
1.38%, 6/20/27	190,000	171,548
1.75%, 4/20/32	90,000	74,377

Target Corp., 2.25%, 4/15/25(f)	110,000	105,869
Walmart, Inc.,
1.50%, 9/22/28	60,000	53,070
2.38%, 9/24/29	20,000	18,182
1.80%, 9/22/31	40,000	33,945
		456,991
Retail - Discretionary – 0.1%
Home Depot (The), Inc.,
2.50%, 4/15/27	60,000	56,828
3.90%, 12/06/28	10,000	9,920
2.70%, 4/15/30	80,000	72,910
3.30%, 4/15/40	160,000	133,360
3.90%, 6/15/47	20,000	17,234
3.35%, 4/15/50	210,000	163,509
Lowe's Cos., Inc.,
1.70%, 9/15/28	180,000	157,298
4.50%, 4/15/30	315,000	311,771
2.80%, 9/15/41	121,000	85,735
		1,008,565

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Semiconductors – 0.6%
Applied Materials, Inc., 1.75%, 6/01/30	$ 210,000	$ 177,095
Broadcom, Inc.,
4.15%, 11/15/30	53,000	49,295
3.42%, 4/15/33(b)	267,000	224,718
3.47%, 4/15/34(b)	577,000	476,698
3.14%, 11/15/35(b)	690,000	534,171
4.93%, 5/15/37(b)	303,000	276,576
Intel Corp.,
3.70%, 7/29/25	20,000	19,689
4.88%, 2/10/28	222,000	225,902
1.60%, 8/12/28	100,000	87,556
5.13%, 2/10/30	120,000	122,907
5.20%, 2/10/33	90,000	91,901
4.75%, 3/25/50	80,000	72,738
3.05%, 8/12/51	80,000	54,412
5.70%, 2/10/53	144,000	147,287
KLA Corp.,
4.65%, 7/15/32	70,000	71,084
3.30%, 3/01/50	355,000	270,924
5.25%, 7/15/62	148,000	150,466

Lam Research Corp., 2.88%, 6/15/50	43,000	30,368
Micron Technology, Inc.,
5.88%, 2/09/33	160,000	161,321
5.88%, 9/15/33	40,000	39,973
NVIDIA Corp.,
3.50%, 4/01/40	250,000	215,289
3.50%, 4/01/50	290,000	236,736
3.70%, 4/01/60	150,000	121,085
QUALCOMM, Inc.,
5.40%, 5/20/33(f)	199,000	214,025
4.50%, 5/20/52(f)	111,000	103,180
Texas Instruments, Inc.,
2.90%, 11/03/27	220,000	209,689
1.75%, 5/04/30	70,000	59,487
3.88%, 3/15/39	100,000	91,793
		4,536,365
Software – 0.6%
Adobe, Inc., 2.30%, 2/01/30	200,000	177,699
Autodesk, Inc., 2.40%, 12/15/31	27,000	22,645
Microsoft Corp.,
3.30%, 2/06/27(f)	1,120,000	1,100,282
2.53%, 6/01/50	200,000	141,901
2.92%, 3/17/52	70,000	53,642
Oracle Corp.,
1.65%, 3/25/26(f)	310,000	284,654
2.95%, 4/01/30	30,000	26,576
4.65%, 5/06/30	120,000	117,637
	Par (a)	Value
Software (Continued)
Oracle Corp.,
2.88%, 3/25/31	$430,000	$ 370,580
4.30%, 7/08/34	189,000	174,275
3.85%, 7/15/36	79,000	67,513
3.80%, 11/15/37	210,000	175,694
3.60%, 4/01/40	101,000	78,429
5.38%, 7/15/40	208,000	200,383
3.65%, 3/25/41	256,000	198,534
4.13%, 5/15/45	106,000	83,522
4.00%, 7/15/46	414,000	317,780
4.00%, 11/15/47	60,000	46,085
3.60%, 4/01/50	539,000	383,235
3.95%, 3/25/51	260,000	196,303
5.55%, 2/06/53	90,000	86,466
Salesforce, Inc.,
3.70%, 4/11/28	190,000	188,526
3.05%, 7/15/61	65,000	44,650

VMware, Inc., 2.20%, 8/15/31	324,000	256,865
		4,793,876
Specialty Finance – 0.3%
Air Lease Corp.,
3.38%, 7/01/25	70,000	67,078
5.30%, 2/01/28	160,000	158,314
American Express Co.,
3.38%, 5/03/24	170,000	166,832
2.50%, 7/30/24(f)	410,000	397,463
4.20%, 11/06/25	70,000	69,336
4.05%, 5/03/29	210,000	205,637
Capital One Financial Corp.,
(SOFR + 1.79%), 3.27%, 3/01/30(h)	37,000	32,087
(SOFR + 1.34%), 2.36%, 7/29/32(h)	20,000	14,438
(SOFR + 2.60%), 5.82%, 2/01/34(h)	425,000	414,107
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.88%, 11/15/27(b)	238,000	242,226
5.70%, 2/01/28(b)(f)	164,000	165,935

USAA Capital Corp., 2.13%, 5/01/30(b)	150,000	126,223
		2,059,676
Steel – 0.0%(c)
Nucor Corp., 3.95%, 5/01/28	32,000	31,180
Technology Hardware – 0.3%
Apple, Inc.,
1.13%, 5/11/25	260,000	244,498

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Technology Hardware (Continued)
Apple, Inc.,
2.45%, 8/04/26	$100,000	$ 95,416
2.90%, 9/12/27	290,000	278,605
2.80%, 2/08/61	70,000	47,521
2.85%, 8/05/61	101,000	69,569

Dell International LLC/EMC Corp., 3.45%, 12/15/51(b)(f)	85,000	55,873
Hewlett Packard Enterprise Co., 5.90%, 10/01/24	350,000	353,725
Motorola Solutions, Inc.,
2.75%, 5/24/31	812,000	675,850
5.50%, 9/01/44	311,000	300,693
		2,121,750
Technology Services – 0.3%
FactSet Research Systems, Inc., 3.45%, 3/01/32	187,000	164,597
Global Payments, Inc.,
1.20%, 3/01/26	315,000	282,427
4.95%, 8/15/27(f)	311,000	308,916
3.20%, 8/15/29	283,000	250,298
2.90%, 5/15/30	299,000	256,252

International Business Machines Corp., 3.00%, 5/15/24	410,000	401,641
Mastercard, Inc.,
3.35%, 3/26/30	120,000	114,241
3.85%, 3/26/50	280,000	248,032
Moody's Corp.,
4.88%, 12/17/48	41,000	38,600
3.10%, 11/29/61	167,000	111,211
PayPal Holdings, Inc.,
1.65%, 6/01/25	90,000	84,799
2.30%, 6/01/30	80,000	68,848
4.40%, 6/01/32(f)	70,000	68,700
Visa, Inc.,
3.15%, 12/14/25	100,000	97,058
4.30%, 12/14/45	170,000	164,998
		2,660,618
Telecommunications – 1.1%
AT&T, Inc.,
3.80%, 2/15/27	170,000	165,337
2.30%, 6/01/27	170,000	155,920
1.65%, 2/01/28	340,000	298,233
4.30%, 2/15/30(b)	105,000	101,903
2.25%, 2/01/32	30,000	24,510
2.55%, 12/01/33	320,000	257,622
4.50%, 5/15/35	76,000	71,554
5.35%, 9/01/40	50,000	49,435
		Par (a)	Value
Telecommunications (Continued)
AT&T, Inc.,
3.50%, 6/01/41		$151,000	$ 118,971
5.55%, 8/15/41		40,000	40,295
4.80%, 6/15/44(f)		22,000	20,073
3.50%, 9/15/53		233,000	167,114
3.55%, 9/15/55		386,000	273,943
3.80%, 12/01/57		268,000	196,861
3.65%, 9/15/59		305,000	215,809
3.50%, 2/01/61(f)		113,000	79,632

Sprint LLC, 7.13%, 6/15/24		439,000	446,187
T-Mobile USA, Inc.,
3.50%, 4/15/25		230,000	223,775
3.75%, 4/15/27		20,000	19,261
3.88%, 4/15/30		602,000	566,814
2.55%, 2/15/31		217,000	184,608
2.25%, 11/15/31		400,000	327,639
3.00%, 2/15/41		190,000	141,246
3.30%, 2/15/51		70,000	49,955
Verizon Communications, Inc.,
2.63%, 8/15/26		10,000	9,461
4.13%, 3/16/27		60,000	59,438
3.00%, 3/22/27		30,000	28,616
2.10%, 3/22/28		360,000	321,829
4.33%, 9/21/28		250,000	247,351
3.88%, 2/08/29		30,000	28,967
3.15%, 3/22/30		90,000	81,411
1.50%, 9/18/30		378,000	305,821
1.75%, 1/20/31		328,000	264,111
2.55%, 3/21/31		552,000	469,967
2.36%, 3/15/32		932,000	765,115
4.50%, 8/10/33		460,000	444,413
4.40%, 11/01/34		375,000	355,840
2.65%, 11/20/40		927,000	657,884
3.40%, 3/22/41		50,000	39,355
3.85%, 11/01/42		60,000	49,716
4.13%, 8/15/46		70,000	59,711
4.86%, 8/21/46		40,000	37,842
4.00%, 3/22/50		190,000	156,748
2.88%, 11/20/50		400,000	265,332
3.55%, 3/22/51		330,000	250,317
2.99%, 10/30/56		129,000	83,409
			9,179,351
Tobacco & Cannabis – 0.3%
Altria Group, Inc.,
2.35%, 5/06/25		30,000	28,594
4.40%, 2/14/26		172,000	170,740
4.80%, 2/14/29		80,000	79,438
3.13%, 6/15/31	EUR	205,000	194,967
2.45%, 2/04/32		180,000	143,174

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Tobacco & Cannabis (Continued)
Altria Group, Inc.,
5.80%, 2/14/39		$ 70,000	$ 69,114
3.40%, 2/04/41		513,000	362,721
5.95%, 2/14/49		255,000	240,673
6.20%, 2/14/59		24,000	23,526
Philip Morris International, Inc.,
5.13%, 11/17/27		333,000	340,991
4.88%, 2/15/28		393,000	396,462
2.10%, 5/01/30		70,000	58,822
1.45%, 8/01/39	EUR	200,000	129,265
4.50%, 3/20/42		60,000	52,488
			2,290,975
Total Oil & Gas Services & Equipment – 0.0%(c)
Halliburton Co., 3.80%, 11/15/25		3,000	2,945
Transportation & Logistics – 0.4%
American Airlines Pass Through Trust,
Series 2015-2, Class AA, 3.60%, 9/22/27		12,031	11,096
Series 2016-1, Class AA, 3.58%, 1/15/28		63,539	58,586
Series 2016-2, Class AA, 3.20%, 6/15/28		21,585	19,711
Series 2017-1, Class AA, 3.65%, 2/15/29(f)		7,810	7,151
Series 2019-1, Class AA, 3.15%, 2/15/32		62,796	54,345
Burlington Northern Santa Fe LLC,
4.55%, 9/01/44		100,000	94,706
3.30%, 9/15/51		189,000	144,420
CSX Corp.,
3.35%, 9/15/49		118,000	88,970
4.50%, 11/15/52		146,000	134,330
Delta Air Lines Pass Through Trust,
Series 2019-1, Class AA, 3.20%, 10/25/25		137,000	133,595
Series 2015-1, Class AA, 3.63%, 7/30/27		50,503	46,633
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/25(b)		183,320	179,775
4.75%, 10/20/28(b)		260,000	252,487
Norfolk Southern Corp.,
3.05%, 5/15/50		210,000	147,295
4.55%, 6/01/53		69,000	62,562
3.16%, 5/15/55		191,000	130,764
	Par (a)	Value
Transportation & Logistics (Continued)

Ryder System, Inc., 5.65%, 3/01/28	$195,000	$ 199,853
Union Pacific Corp.,
2.15%, 2/05/27	120,000	111,579
2.40%, 2/05/30	150,000	133,062
3.95%, 8/15/59	41,000	33,874
3.84%, 3/20/60	328,000	266,848
3.75%, 2/05/70	238,000	183,872
United Airlines Pass Through Trust,
Series 2020-1, Class B, 4.88%, 1/15/26(f)	44,525	43,164
Series 2014-1, Class A, 4.00%, 4/11/26	78,653	74,666
Series 2016-2, Class B, 3.65%, 4/07/27	2,116	1,966
Series 2020-1, Class A, 5.88%, 10/15/27	304,003	303,944
Series 2015-1, Class AA, 3.45%, 12/01/27	686	630
Series 2019-2, Class B, 3.50%, 5/01/28	39,954	36,234
Series 2016-1, Class AA, 3.10%, 7/07/28	2,129	1,937
Series 2016-2, Class AA, 2.88%, 10/07/28	15,604	13,893
Series 2018-1, Class AA, 3.50%, 3/01/30	14,118	12,737
Series 2019-2, Class AA, 2.70%, 5/01/32	51,540	44,383
		3,029,068
Total Corporate Bonds (Cost $160,919,954)		148,928,635

Foreign Issuer Bonds – 6.0%
Argentina – 0.0%(c)
YPF S.A.,
7.00%, 9/30/33	15,526	10,203
7.00%, 12/15/47(b)	18,000	11,046
		21,249
Australia – 0.1%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43	160,000	162,983
Glencore Funding LLC,
4.00%, 3/27/27(b)	160,000	154,755
3.88%, 10/27/27(b)	70,000	66,458
		384,196
Belgium – 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
3.65%, 2/01/26	300,000	294,892

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Belgium (Continued)
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
4.70%, 2/01/36	$ 89,000	$ 89,541
4.90%, 2/01/46	200,000	198,191
Anheuser-Busch InBev Worldwide, Inc.,
4.00%, 4/13/28	140,000	138,715
4.75%, 1/23/29	377,000	385,537
3.50%, 6/01/30	50,000	47,607
4.35%, 6/01/40	130,000	123,507
4.60%, 4/15/48	22,000	21,088
5.55%, 1/23/49	260,000	280,901
		1,579,979
Brazil – 0.3%
Atento Luxco 1 S.A.,
8.00%, 2/10/26(b)	16,000	4,096
8.00%, 2/10/26	5,000	1,280

Klabin Austria GmbH, 3.20%, 1/12/31(b)(f)	200,000	159,690
Suzano Austria GmbH,
6.00%, 1/15/29	1,150,000	1,142,065
3.13%, 1/15/32	27,000	21,467
Vale Overseas Ltd.,
6.25%, 8/10/26(f)	560,000	579,600
6.88%, 11/21/36	300,000	313,918
		2,222,116
Canada – 0.4%
Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.30%, 1/15/30(b)	13,853	12,355
Bank of Montreal,
1.85%, 5/01/25	210,000	197,751
(5Y USD Swap Rate + 1.43%), 3.80%, 12/15/32(h)	40,000	36,182
Bank of Nova Scotia (The),
3.45%, 4/11/25	430,000	417,205
1.30%, 6/11/25(f)	120,000	110,819
(5Y US Treasury CMT + 2.05%), 4.59%, 5/04/37(h)	140,000	124,110

Barrick North America Finance LLC, 5.75%, 5/01/43	190,000	200,838
Canadian Pacific Railway Co.,
2.45%, 12/02/31	670,000	597,772
3.00%, 12/02/41(f)	150,000	124,592

Cenovus Energy, Inc., 6.75%, 11/15/39	168,000	182,420
		Par (a)	Value
Canada (Continued)

Enbridge, Inc., 5.70%, 3/08/33		$ 219,000	$ 227,429
Rogers Communications, Inc.,
3.80%, 3/15/32(b)		334,000	300,746
4.55%, 3/15/52(b)		41,000	33,619
Royal Bank of Canada,
1.15%, 6/10/25		100,000	92,793
3.88%, 5/04/32(f)		340,000	318,334
Toronto-Dominion Bank (The),
1.15%, 6/12/25		110,000	101,638
4.46%, 6/08/32		110,000	106,117
			3,184,720
Chile – 0.1%
Chile Government International Bond, 3.10%, 1/22/61(f)		310,000	207,012
Corp. Nacional del Cobre de Chile,
3.63%, 8/01/27(b)		330,000	314,796
3.70%, 1/30/50(b)		660,000	496,353

Kenbourne Invest S.A., 6.88%, 11/26/24(b)		200,000	132,000
			1,150,161
China – 0.1%
NXP B.V./NXP Funding LLC/NXP USA, Inc.,
2.70%, 5/01/25		80,000	76,135
4.30%, 6/18/29		272,000	261,063
Prosus N.V.,
3.68%, 1/21/30(b)		600,000	510,990
4.03%, 8/03/50(b)		380,000	241,927
			1,090,115
Colombia – 0.4%
Avianca Midco 2 PLC, 9.00%, 12/01/28(b)		7,000	5,814
Colombia Government International Bond,
3.25%, 4/22/32		620,000	447,521
5.00%, 6/15/45		810,000	543,385
5.20%, 5/15/49		460,000	309,385
Colombian TES,
7.50%, 8/26/26	COP	412,000,000	78,702
5.75%, 11/03/27	COP	258,000,000	44,377
7.00%, 3/26/31	COP	78,500,000	12,813
7.25%, 10/18/34	COP	137,000,000	20,782
Ecopetrol S.A.,
4.13%, 1/16/25(f)		30,000	28,777
6.88%, 4/29/30		241,000	217,739
5.88%, 5/28/45		1,220,000	796,477

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Colombia (Continued)

Grupo Aval Ltd., 4.38%, 2/04/30(b)		$ 200,000	$ 153,000
Promigas S.A. ESP/Gases del Pacifico SAC, 3.75%, 10/16/29		200,000	162,000
			2,820,772
Czech Republic – 0.0%(c)
Czech Republic Government Bond,
0.95%, 5/15/30	CZK	360,000	13,168
5.00%, 9/30/30	CZK	1,050,000	50,635
4.20%, 12/04/36	CZK	350,000	15,763
			79,566
Denmark – 0.1%
Danske Bank A/S,
(1Y US Treasury CMT + 1.00%), 1.23%, 6/22/24(b)(h)		200,000	198,405
(1Y US Treasury CMT + 0.55%), 0.98%, 9/10/25(b)(h)		220,000	205,176
			403,581
France – 0.3%
BNP Paribas S.A.,
(3M USD LIBOR + 2.24%), 4.71%, 1/10/25(b)(h)		200,000	198,257
(SOFR + 2.07%), 2.22%, 6/09/26(b)(h)		600,000	559,435
(1Y US Treasury CMT + 1.45%), 5.13%, 1/13/29(b)(h)		500,000	502,415
(3M USD LIBOR + 2.57%), 5.20%, 1/10/30(b)(h)		300,000	296,689
(SOFR + 1.51%), 3.05%, 1/13/31(b)(h)		200,000	172,969

Credit Agricole S.A., (SOFR + 1.68%), 1.91%, 6/16/26(b)(h)		250,000	231,419
Danone S.A., 2.95%, 11/02/26(b)		200,000	191,732
			2,152,916
Germany – 0.0%(c)
Deutsche Bank A.G., (SOFR + 1.13%), 1.45%, 4/01/25(h)		372,000	350,676
India – 0.1%
Export-Import Bank of India, 3.38%, 8/05/26(b)		200,000	189,598
		Par (a)	Value
India (Continued)
Reliance Industries Ltd.,
2.88%, 1/12/32(b)		$ 250,000	$ 209,344
3.63%, 1/12/52(b)(f)		450,000	321,933
			720,875
Indonesia – 0.2%
Indonesia Government International Bond,
2.85%, 2/14/30		200,000	182,647
3.05%, 3/12/51		222,000	165,268
Indonesia Treasury Bond,
6.38%, 8/15/28	IDR	529,000,000	36,262
9.00%, 3/15/29	IDR	250,000,000	19,190
8.25%, 5/15/29	IDR	383,000,000	28,491
7.50%, 5/15/38	IDR	623,000,000	44,770

Pertamina Persero PT, 6.00%, 5/03/42(b)		280,000	277,768
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.45%, 5/21/28(b)		770,000	786,617
			1,541,013
Ireland – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
2.45%, 10/29/26		400,000	358,658
3.00%, 10/29/28		400,000	348,247
3.30%, 1/30/32		150,000	122,861
			829,766
Israel – 0.1%
Israel Government International Bond,
2.75%, 7/03/30		500,000	450,758
4.50%, 4/03/20(i)		220,000	183,604
			634,362
Italy – 0.0%(c)
Italy Buoni Poliennali Del Tesoro, 4.35%, 11/01/33	EUR	100,000	111,441
Japan – 0.1%
Mitsubishi UFJ Financial Group, Inc., (1Y US Treasury CMT + 1.13%), 3.84%, 4/17/26(h)		200,000	193,545
Takeda Pharmaceutical Co. Ltd.,
5.00%, 11/26/28		200,000	203,654
2.00%, 7/09/40	EUR	110,000	89,028
			486,227

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Kazakhstan – 0.1%
Kazakhstan Government International Bond, 4.88%, 10/14/44		$ 600,000	$ 551,970
KazMunayGas National Co. JSC, 6.38%, 10/24/48(b)		420,000	353,405
			905,375
Kuwait – 0.1%
MEGlobal B.V.,
4.25%, 11/03/26(b)		210,000	204,637
2.63%, 4/28/28(b)		450,000	397,804
			602,441
Macau – 0.3%
Sands China Ltd.,
5.63%, 8/08/25		300,000	293,864
4.30%, 1/08/26(f)		1,000,000	939,759
4.88%, 6/18/30(f)		900,000	818,409
			2,052,032
Mexico – 0.7%
Banco Mercantil del Norte S.A., (10Y US Treasury CMT + 5.03%), 6.63%, 1/24/32(h)(j)		200,000	161,900
Comision Federal de Electricidad, 3.88%, 7/26/33(b)		720,000	555,552
Grupo Posadas S.A.B. de C.V., (Step to 7.00% on 12/30/23), 5.00%, 12/30/27(k)(l)		13,234	10,835
Mexican Bonos,
7.50%, 6/03/27	MXN	1,500,000	78,970
8.50%, 5/31/29	MXN	2,520,000	138,064
8.50%, 11/18/38	MXN	1,983,200	104,736

Mexican Udibonos, 4.50%, 12/04/25	MXN	170,000	71,441
Mexico Cetes,
0.00%, 11/28/24(m)	MXN	51,700,000	242,066
0.00%, 1/23/25(m)	MXN	18,655,000	85,941
Mexico Government International Bond,
2.66%, 5/24/31(f)		368,000	310,653
4.75%, 3/08/44		930,000	808,782
4.50%, 1/31/50		420,000	346,500
4.40%, 2/12/52		1,150,000	917,352
Orbia Advance Corp. S.A.B. de C.V.,
1.88%, 5/11/26(b)		280,000	253,498
2.88%, 5/11/31(b)		270,000	219,375
Petroleos Mexicanos,
7.19%, 9/12/24	MXN	403,000	20,817
6.88%, 8/04/26		104,000	98,374
	Par (a)	Value
Mexico (Continued)
Petroleos Mexicanos,
8.75%, 6/02/29(f)	$ 38,000	$ 34,905
6.70%, 2/16/32	15,000	11,547
5.63%, 1/23/46	620,000	348,897
6.35%, 2/12/48	28,000	16,623

Southern Copper Corp., 5.25%, 11/08/42	770,000	751,923
		5,588,751
Morocco – 0.0%(c)
OCP S.A., 4.50%, 10/22/25(b)	200,000	194,131
Netherlands – 0.2%
Cooperatieve Rabobank U.A.,
4.38%, 8/04/25	440,000	425,139
(1Y US Treasury CMT + 1.22%), 3.65%, 4/06/28(b)(h)	250,000	235,732
(1Y US Treasury CMT + 1.42%), 3.76%, 4/06/33(b)(h)	250,000	223,403
Shell International Finance B.V.,
2.88%, 5/10/26	140,000	135,120
2.38%, 11/07/29	200,000	178,822
2.75%, 4/06/30	150,000	137,107
4.38%, 5/11/45	150,000	139,462
4.00%, 5/10/46	80,000	70,030
3.25%, 4/06/50(f)	340,000	260,429
		1,805,244
Panama – 0.1%
Panama Government International Bond,
3.88%, 3/17/28	200,000	192,405
6.70%, 1/26/36	690,000	740,790
4.50%, 4/01/56	247,000	186,935
		1,120,130
Peru – 0.1%
Peruvian Government International Bond,
4.13%, 8/25/27(f)	137,000	134,531
5.63%, 11/18/50	110,000	113,616
3.55%, 3/10/51(f)	220,000	165,838
3.60%, 1/15/72	120,000	82,321
Petroleos del Peru S.A.,
4.75%, 6/19/32(b)	700,000	521,966
5.63%, 6/19/47(b)	200,000	126,877
		1,145,149

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
		Par (a)	Value
Philippines – 0.0%(c)
Philippine Government International Bond, 3.20%, 7/06/46		$ 267,000	$ 201,132
Poland – 0.0%(c)
Republic of Poland Government International Bond, 4.88%, 10/04/33		94,000	95,400
Romania – 0.0%(c)
Romanian Government International Bond, 2.13%, 3/07/28	EUR	23,000	21,818
Russia – 0.0%(c)
Lukoil Capital DAC, 3.60%, 10/26/31(b)(n)		470,000	339,760
Russian Federal Bond - OFZ, 6.10%, 7/18/35(o)	RUB	6,245,000	4,685
			344,445
Saudi Arabia – 0.0%(c)
Gaci First Investment Co., 5.00%, 10/13/27		350,000	358,508
South Africa – 0.1%
Anglo American Capital PLC,
4.00%, 9/11/27(b)		400,000	381,029
4.50%, 3/15/28(b)		202,000	194,724
2.63%, 9/10/30(b)		240,000	201,182
5.50%, 5/02/33(b)		220,000	219,719

Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	2,100,000	102,903
			1,099,557
Spain – 0.1%
Banco Santander S.A., 2.75%, 5/28/25		800,000	753,895
Telefonica Emisiones S.A., 4.10%, 3/08/27		150,000	145,276
			899,171
Switzerland – 0.7%
Credit Suisse A.G.,
4.75%, 8/09/24		357,000	344,951
7.95%, 1/09/25		870,000	885,451
3.70%, 2/21/25		604,000	572,109
2.95%, 4/09/25		250,000	232,751
5.00%, 7/09/27		250,000	241,019
7.50%, 2/15/28		480,000	511,200
Credit Suisse Group A.G.,
(SOFR + 1.56%), 2.59%, 9/11/25(b)(h)		250,000	232,513
4.28%, 1/09/28(b)		381,000	344,329
	Par (a)	Value
Switzerland (Continued)
Credit Suisse Group A.G.,
(SOFR + 3.73%), 4.19%, 4/01/31(b)(h)	$ 250,000	$ 220,718
(SOFR + 1.73%), 3.09%, 5/14/32(b)(h)	500,000	400,405
(SOFR + 5.02%), 9.02%, 11/15/33(b)(h)	650,000	771,335
UBS Group A.G.,
(1Y US Treasury CMT + 1.55%), 4.49%, 5/12/26(b)(h)	250,000	242,297
4.25%, 3/23/28(b)	770,000	728,212
(1Y US Treasury CMT + 1.10%), 2.75%, 2/11/33(b)(h)	200,000	158,977
		5,886,267
Taiwan – 0.1%
TSMC Arizona Corp., 2.50%, 10/25/31	1,020,000	874,603
United Arab Emirates – 0.1%
DP World Ltd., 5.63%, 9/25/48(b)	700,000	679,003
United Kingdom – 0.5%
BAE Systems PLC, 3.40%, 4/15/30(b)	585,000	539,683
Barclays PLC,
(3M USD LIBOR + 1.90%), 4.97%, 5/16/29(h)	200,000	193,345
(3M USD LIBOR + 3.05%), 5.09%, 6/20/30(h)	200,000	187,537
(1Y US Treasury CMT + 3.00%), 5.75%, 8/09/33(h)	200,000	196,797
(1Y US Treasury CMT + 3.50%), 7.44%, 11/02/33(h)	280,000	308,360
BAT Capital Corp.,
3.56%, 8/15/27	290,000	271,395
2.26%, 3/25/28	100,000	86,823
4.54%, 8/15/47	190,000	141,866
4.76%, 9/06/49	25,000	19,101
5.28%, 4/02/50	38,000	31,547
3.98%, 9/25/50	213,000	146,035
HSBC Holdings PLC,
(SOFR + 1.93%), 2.10%, 6/04/26(h)	200,000	186,228
(3M USD LIBOR + 1.55%), 4.04%, 3/13/28(h)	240,000	228,696
(3M USD LIBOR + 1.53%), 4.58%, 6/19/29(h)	200,000	192,071
(3M USD LIBOR + 1.61%), 3.97%, 5/22/30(h)	350,000	322,012

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
United Kingdom (Continued)

Lloyds Banking Group PLC, 4.38%, 3/22/28	$290,000	$ 280,271
Nationwide Building Society, (3M USD LIBOR + 1.39%), 4.36%, 8/01/24(b)(h)	200,000	199,089
Natwest Group PLC,
(3M USD LIBOR + 1.76%), 4.27%, 3/22/25(h)	200,000	196,996
(3M USD LIBOR + 1.91%), 5.08%, 1/27/30(h)	200,000	197,109

RELX Capital, Inc., 3.00%, 5/22/30	15,000	13,487
Reynolds American, Inc., 5.85%, 8/15/45	108,000	97,665
		4,036,113
Uruguay – 0.2%
Uruguay Government International Bond,
4.38%, 1/23/31	170,000	171,394
5.75%, 10/28/34	380,000	421,875
5.10%, 6/18/50	617,641	631,733
		1,225,002
Total Foreign Issuer Bonds (Cost $54,507,010)		48,898,003

Mortgage-Backed Securities – 32.8%
Commercial Mortgage-Backed Securities – 2.0%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 6/05/37(b)(e)	740,000	526,714
AREIT Trust, Series 2022-CRE6, Class A, (30D Average SOFR + 1.25%, 1.25% Floor), 6.01%, 1/16/37(b)(d)	784,596	761,451
BANK,
Series 2017-BNK5, Class A4, 3.13%, 6/15/60	330,000	306,761
Series 2017-BNK7, Class A5, 3.44%, 9/15/60	100,000	93,675
Series 2019-BN19, Class C, 4.16%, 8/15/61(e)	280,000	207,592
Series 2018-BN13, Class A5, 4.22%, 8/15/61	480,000	463,194

Bayview Commercial Asset Trust, Series 2006-1A, Class A1, (1M USD LIBOR + 0.41%), 5.43%, 4/25/36(b)(d)	256,456	230,677
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
Benchmark Mortgage Trust,
Series 2020-IG1, Class AS, 2.91%, 9/15/43	$ 720,000	$583,663
Series 2018-B2, Class A5, 3.88%, 2/15/51	390,000	367,417
Series 2019-B9, Class XA, 1.20%, 3/15/52(e)	1,734,310	79,441
Series 2021-B25, Class XA, 1.22%, 4/15/54(e)	6,716,177	420,971
Series 2021-B27, Class XA, 1.38%, 7/15/54(e)	5,234,868	375,130
Series 2019-B10, Class A4, 3.72%, 3/15/62	500,000	464,924

BHMS, Series 2018-ATLS, Class A, (1M USD LIBOR + 1.25%, 1.25% Floor), 6.20%, 7/15/35(b)(d)	190,000	183,095
BX Commercial Mortgage Trust,
Series 2021-SOAR, Class A, (1M USD LIBOR + 0.67%, 0.67% Floor), 5.62%, 6/15/38(b)(d)	649,453	628,304
Series 2021-XL2, Class A, (1M USD LIBOR + 0.69%, 0.69% Floor), 5.64%, 10/15/38(b)(d)	982,318	946,968

BXP Trust, Series 2017-GM, Class D, 3.54%, 6/13/39(b)(e)	370,000	294,705
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, (1M USD LIBOR + 1.75%, 1.75% Floor), 6.70%, 12/15/37(b)(d)	100,000	97,740
CFK Trust, Series 2019-FAX, Class D, 4.79%, 1/15/39(b)(e)	100,000	87,890
Citigroup Commercial Mortgage Trust,
Series 2019-SMRT, Class D, 4.90%, 1/10/36(b)(e)	500,000	486,181
Series 2019-SMRT, Class E, 4.90%, 1/10/36(b)(e)	500,000	483,304
Series 2014-GC23, Class B, 4.18%, 7/10/47	240,000	229,593
Series 2016-P6, Class A4, 3.46%, 12/10/49	88,681	83,770

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
Citigroup Commercial Mortgage Trust,
Series 2017-C4, Class A4, 3.47%, 10/12/50	$ 420,000	$388,178

Commercial Mortgage Trust, Series 2020-CX, Class A, 2.17%, 11/10/46(b)	290,000	231,204
CSMC, Series 2022-NWPT, Class A, (1M CME Term SOFR + 3.14%, 3.14% Floor), 8.03%, 9/09/24(b)(d)	100,000	99,782
CSMC OA LLC, Series 2014-USA, Class B, 4.18%, 9/15/37(b)	530,000	454,642
DBGS Mortgage Trust, Series 2019-1735, Class X, 0.43%, 4/10/37(b)(e)	13,945,000	185,085
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class A, (1M USD LIBOR + 1.15%, 1.15% Floor), 6.10%, 5/15/26(b)(d)	700,000	631,338
Series 2020-DUNE, Class A, (1M USD LIBOR + 1.10%, 1.10% Floor), 6.05%, 12/15/36(b)(d)	960,000	947,072

GS Mortgage Securities Trust, Series 2017-GS8, Class A4, 3.47%, 11/10/50	240,000	223,612
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-MKST, Class D, (1M USD LIBOR + 1.75%, 1.50% Floor), 6.70%, 12/15/36(b)(d)	710,000	526,591
Series 2022-NXSS, Class A, (1M CME Term SOFR + 2.18%, 2.18% Floor), 7.07%, 8/15/39(b)(d)	120,000	119,699

LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.30%, 4/20/48(b)(e)	43,988	42,309
Morgan Stanley Capital I Trust,
Series 2019-BPR, Class A, (1M USD LIBOR + 1.65%, 1.40% Floor), 6.60%, 5/15/36(b)(d)	359,482	349,696
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
Morgan Stanley Capital I Trust,
Series 2019-L2, Class XA, 1.17%, 3/15/52(e)	$2,501,704	$ 111,996

OPG Trust, Series 2021-PORT, Class A, (1M USD LIBOR + 0.48%, 0.48% Floor), 5.43%, 10/15/36(b)(d)	559,308	536,030
PFP Ltd., Series 2022-9, Class A, (1M CME Term SOFR + 2.27%, 2.27% Floor), 7.16%, 8/19/35(b)(d)	120,000	119,087
SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1M USD LIBOR + 1.15%, 1.15% Floor), 6.10%, 5/15/38(b)(d)	200,000	177,012
SMRT, Series 2022-MINI, Class A, (1M CME Term SOFR + 1.00%, 1.00% Floor), 5.89%, 1/15/39(b)(d)	310,000	301,244
Soho Trust, Series 2021-SOHO, Class A, 2.79%, 8/10/38(b)(e)	846,000	624,417
SREIT Trust, Series 2021-MFP, Class A, (1M USD LIBOR + 0.73%, 0.73% Floor), 5.68%, 11/15/38(b)(d)	800,000	772,216
VASA Trust, Series 2021-VASA, Class A, (1M USD LIBOR + 0.90%, 0.90% Floor), 5.85%, 7/15/39(b)(d)	410,000	381,243
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK1, Class B, 2.97%, 8/15/49	300,000	251,313
Series 2017-C38, Class A5, 3.45%, 7/15/50	315,000	294,039
		16,170,965
Federal Home Loan Mortgage Corporation – 6.5%
Multiclass Certificates, Series 2020-RR07, Class BX, 2.61%, 10/27/28	4,160,000	444,412
Multifamily Structured Pass Through Certificates,
Series K736, Class X1, 1.41%, 7/25/26(e)	964,998	32,338

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Federal Home Loan Mortgage Corporation (Continued)
Multifamily Structured Pass Through Certificates,
Series K095, Class XAM, 1.37%, 6/25/29(e)	$ 500,000	$ 32,539
Series K-1517, Class X1, 1.44%, 7/25/35(e)	234,785	25,844
Pool,
3.50%, 1/01/34 - 6/01/52	1,816,077	1,706,025
2.00%, 9/01/35 - 2/01/52	13,573,339	11,490,884
1.50%, 4/01/36 - 2/01/51	1,069,168	895,688
3.00%, 9/01/37 - 8/01/52	7,072,178	6,447,651
4.00%, 1/01/45 - 6/01/52	2,038,362	1,983,827
(1Y USD LIBOR + 1.62%, 1.62% Floor, 7.88% Cap), 2.88%, 11/01/47(d)	178,545	173,092
(1Y USD LIBOR + 1.63%, 1.63% Floor, 8.01% Cap), 3.01%, 11/01/48(d)	639,046	612,096
4.50%, 1/01/49 - 11/01/52	2,385,541	2,365,736
5.00%, 11/01/49 - 4/01/53	1,698,631	1,695,220
(1Y USD LIBOR + 1.62%, 1.62% Floor, 8.10% Cap), 3.10%, 2/01/50(d)	309,347	299,194
2.50%, 7/01/50 - 4/01/52	19,597,142	17,137,088
2.00% - 6.50%, 11/01/50 - 5/01/53(p)	1,740,370	1,715,982
6.00%, 11/01/52 - 3/01/53	2,777,465	2,872,685
5.50%, 1/01/53 - 4/01/53	768,617	777,300
Real Estate Mortgage Investment Conduits,
Series 2019-RR01, Class X, 1.53%, 6/25/28	2,500,000	159,603
Series 4391, Class MZ, 3.00%, 9/15/44	258,655	230,766
Series 5148, Class BI, 2.50%, 1/25/49	826,046	103,745
Series 5140, Class NI, 2.50%, 5/25/49	360,350	49,300
Series 5148, Class CI, 2.00%, 6/25/49	462,602	53,348
Series 4940, Class PI, 4.00%, 7/25/49	32,265	4,927
Series 5200, Class KQ, 3.00%, 9/25/49	85,059	78,864
Series 4995, Class BI, 4.50%, 6/25/50	37,249	7,586
Series 5010, Class IK, 2.50%, 9/25/50	67,867	9,804
Series 5010, Class JI, 2.50%, 9/25/50	324,019	50,164
	Par (a)	Value
Federal Home Loan Mortgage Corporation (Continued)
Real Estate Mortgage Investment Conduits,
Series 5013, Class IN, 2.50%, 9/25/50	$ 82,235	$ 12,413
Series 5129, Class IO, 3.00%, 9/25/50	98,056	15,382
Series 5014, Class DI, 4.00%, 9/25/50	45,313	8,556
Series 5018, Class MI, 2.00%, 10/25/50	255,861	34,208
Series 5022, Class KI, 3.00%, 10/25/50	334,364	53,271
Series 5018, Class CI, 4.50%, 10/25/50	40,182	8,398
Series 5040, Class IB, 2.50%, 11/25/50	72,697	10,569
Series 5052, Class KI, 4.00%, 12/25/50	132,907	25,856
Series 5059, Class IB, 2.50%, 1/25/51	345,709	54,135
Series 5069, Class MI, 2.50%, 2/25/51	78,153	11,498
Series 5081, Class PI, 3.00%, 3/25/51	200,947	31,874
Series 5127, Class AI, 3.00%, 6/25/51	165,107	26,377
Series 5112, Class KI, 3.50%, 6/25/51	430,689	75,383
Series 5139, Class IG, 3.00%, 9/25/51	285,587	41,609
Series 5145, Class HI, 3.00%, 9/25/51	78,521	11,689
Series 5155, Class JI, 3.00%, 10/25/51	77,880	11,625
Series 5155, Class NI, 3.00%, 10/25/51	160,900	21,424
Series 5152, Class EI, 3.50%, 10/25/51	243,752	43,163
Series 5167, Class MI, 3.00%, 11/25/51	84,799	11,462
Series 5164, Class IB, 3.00%, 11/25/51	75,423	11,373
Series 5230, Class PE, 2.00%, 12/25/51	300,000	242,455
Series 5196, Class DI, 3.00%, 2/25/52	275,517	42,598
Series 5224, Class HL, 4.00%, 4/25/52	500,000	472,940

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Federal Home Loan Mortgage Corporation (Continued)
Strips,
Series 334, Class S7, (6.10% - 1M USD LIBOR, 6.10% Cap), 1.15%, 8/15/44(d)	$ 125,565	$ 14,207
Series 389, Class C35, 2.00%, 6/15/52	638,802	80,681
		52,828,854
Federal Home Loan Mortgage Corporation Gold – 0.5%
Pool,
3.00%, 10/01/32 - 12/01/32	569,063	546,133
3.50%, 6/01/46 - 4/01/49	2,360,044	2,244,509
4.50%, 4/01/47 - 4/01/49	593,040	591,820
4.00%, 6/01/48	676,870	660,236
5.00%, 11/01/48	30,636	30,995
		4,073,693
Federal National Mortgage Association – 10.1%
Alternative Credit Enhancement Securities,
Series 2019-M6, Class A2, 3.45%, 1/01/29	52,508	50,860
Series 2019-M23, Class 3A3, 2.72%, 10/25/31	91,703	82,089
Series 2020-M36, Class X1, 1.54%, 9/25/34(e)	534,466	35,981
Series 2013-M6, Class 1AC, 3.45%, 2/25/43(e)	48,641	46,679
Interest Strip,
Series 409, Class C18, 4.00%, 4/25/42	8,123	1,504
Series 427, Class C71, 3.00%, 10/25/49	478,405	75,493
Pool,
3.00%, 9/01/28 - 12/01/54	11,630,690	10,685,580
3.16%, 5/01/29	56,841	53,715
2.93%, 6/01/30	18,910	17,770
2.15%, 2/01/32(e)	19,912	17,027
3.84%, 7/01/32	100,000	97,435
3.89%, 7/01/32	200,000	190,511
4.06%, 7/01/32	100,000	96,523
3.90%, 10/01/32	400,000	391,298
4.26%, 11/01/32	100,000	100,329
4.37%, 11/01/32	100,000	101,199
4.41%, 12/01/32	100,000	101,534
2.00% - 6.00%, 1/05/33 - 4/01/53(p)	2,988,937	2,712,184
4.36%, 2/01/33	100,000	101,184
	Par (a)	Value
Federal National Mortgage Association (Continued)
Pool,
4.42%, 3/01/33	$ 100,000	$ 101,619
2.50%, 12/01/33 - 9/01/61	23,968,465	21,055,858
3.50%, 1/01/34 - 6/01/52	6,446,621	6,080,295
2.00%, 9/01/35 - 3/01/52	19,286,255	16,294,728
1.50%, 3/01/36 - 3/01/51	4,995,970	4,105,560
4.50%, 11/01/43 - 1/01/59	4,891,354	4,854,705
4.00%, 7/01/44 - 7/01/52	7,400,723	7,165,681
5.00%, 8/01/48 - 4/01/53	1,998,493	2,013,980
3.50%, 1/01/51(q)	2,140,742	2,011,493
6.00%, 11/01/52 - 4/01/53	502,121	516,505
5.50%, 1/01/53 - 4/01/53	703,522	712,193
6.50%, 1/01/53	291,736	303,912
Real Estate Mortgage Investment Conduits,
Series 2013-54, Class BS, (6.15% - 1M USD LIBOR, 6.15% Cap), 1.13%, 6/25/43(d)	18,365	2,298
Series 2014-6, Class Z, 2.50%, 2/25/44	251,974	217,521
Series 2015-65, Class CZ, 3.50%, 9/25/45	261,454	218,929
Series 2018-74, Class AB, 3.50%, 10/25/48	175,162	166,187
Series 2021-69, Class IJ, 2.50%, 1/25/49	837,948	107,958
Series 2021-61, Class KI, 2.50%, 4/25/49	540,024	73,986
Series 2020-32, Class PI, 4.00%, 5/25/50	89,109	17,189
Series 2020-47, Class GZ, 2.00%, 7/25/50	211,651	132,118
Series 2020-56, Class AQ, 2.00%, 8/25/50	700,000	548,724
Series 2020-56, Class DI, 2.50%, 8/25/50	157,679	24,011
Series 2020-74, Class EI, 2.50%, 10/25/50	77,051	11,586
Series 2020-77, Class HI, 4.00%, 11/25/50	281,482	53,996
Series 2020-89, Class DI, 2.50%, 12/25/50	229,737	33,037
Series 2020-97, Class AI, 2.00%, 1/25/51	445,103	59,726
Series 2020-101, Class AI, 3.50%, 1/25/51	141,595	25,036
Series 2021-3, Class QI, 2.50%, 2/25/51	726,584	108,536

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Federal National Mortgage Association (Continued)
Real Estate Mortgage Investment Conduits,
Series 2021-1, Class IG, 2.50%, 2/25/51	$ 171,950	$ 28,572
Series 2021-31, Class IB, 4.00%, 6/25/51	123,937	23,774
Series 2021-50, Class IO, 4.00%, 8/25/51	271,415	50,875
Series 2022-57, Class BC, 4.00%, 9/25/52	94,333	91,521
		82,171,004
Government National Mortgage Association – 3.6%
Pool,
2.00% - 6.00%, 5/01/53(p)	7,951,900	7,591,120
2.50%, 5/01/53 (p)	1,814,488	1,603,093
3.00%, 5/01/53 (p)	3,988,271	3,639,297
3.50%, 5/01/53 (p)	3,691,000	3,464,638
4.00%, 5/01/53 (p)	2,578,000	2,478,606
4.50%, 5/01/53 (p)	4,000,000	3,924,375
5.00%, 5/01/53 (p)	1,205,000	1,199,587

Series 2013-107, Class AD, 2.84%, 11/16/47(e)	76,249	69,499
Series 2014-17, Class AM, 3.54%, 6/16/48(e)	7,863	7,552
Series 2014-H20, Class FA, (1M USD LIBOR + 0.43%, 0.43% Floor), 5.13%, 10/20/64(d)	153,456	151,952
Series 2018-168, Class PA, 4.00%, 8/20/48	90,811	88,493
Series 2019-18, Class TP, 3.50%, 2/20/49	96,139	90,707
Series 2020-103, Class AD, 1.45%, 1/16/63	589,280	466,871
Series 2020-123, Class IL, 2.50%, 8/20/50	78,234	10,829
Series 2020-123, Class NI, 2.50%, 8/20/50	158,276	22,189
Series 2020-127, Class IN, 2.50%, 8/20/50	77,537	10,682
Series 2020-129, Class IE, 2.50%, 9/20/50	80,372	11,013
Series 2020-144, Class IO, 2.50%, 9/20/50	141,190	18,737
Series 2020-146, Class DI, 2.50%, 10/20/50	73,897	9,796
Series 2020-151, Class MI, 2.50%, 10/20/50	443,628	58,980
Series 2020-160, Class IH, 2.50%, 10/20/50	82,521	11,382
Series 2020-160, Class VI, 2.50%, 10/20/50	80,621	11,640
Series 2020-160, Class YI, 2.50%, 10/20/50	244,546	34,289
	Par (a)	Value
Government National Mortgage Association (Continued)

Series 2020-181, Class WI, 2.00%, 12/20/50	$ 385,509	$ 41,777
Series 2020-185, Class MI, 2.50%, 12/20/50	76,809	10,234
Series 2020-190, Class IO, 1.05%, 11/16/62(e)	3,065,404	228,874
Series 2020-47, Class MI, 3.50%, 4/20/50	264,161	42,989
Series 2020-47, Class NI, 3.50%, 4/20/50	72,128	11,794
Series 2020-H04, Class FP, (1M USD LIBOR + 0.50%, 0.50% Floor), 4.63%, 6/20/69(d)	181,712	179,374
Series 2020-H09, Class FL, (1M USD LIBOR + 1.15%, 1.15% Floor), 4.20%, 5/20/70(d)	125,942	124,540
Series 2020-H13, Class FA, (1M USD LIBOR + 0.45%, 0.45% Floor, 7.50% Cap), 3.90%, 7/20/70(d)	712,242	685,367
Series 2020-H13, Class FM, (1M USD LIBOR + 0.40%, 0.40% Floor, 11.00% Cap), 5.10%, 8/20/70(d)	152,764	151,083
Series 2021-14, Class AB, 1.34%, 6/16/63	292,156	230,918
Series 2021-15, Class GI, 3.50%, 1/20/51	72,918	12,150
Series 2021-161, Class IB, 4.00%, 9/20/51	66,442	10,057
Series 2021-176, Class IA, 3.50%, 10/20/51	68,512	10,644
Series 2021-199, Class KI, 3.50%, 11/20/51	72,097	9,863
Series 2021-209, Class TJ, 3.50%, 11/20/51	69,873	10,566
Series 2021-21, Class AH, 1.40%, 6/16/63	439,868	348,629
Series 2021-214, Class AI, 4.00%, 12/20/51	99,091	15,766
Series 2021-215, Class LI, 3.00%, 12/20/51	85,409	10,659
Series 2021-221, Class AI, 3.50%, 12/20/51	142,091	20,829
Series 2021-221, Class CI, 3.00%, 12/20/51	73,632	9,096
Series 2021-29, Class AG, 5.00%, 2/20/51	77,094	78,491
Series 2021-29, Class TI, 2.50%, 2/20/51	467,322	82,106
Series 2021-5, Class IO, 1.11%, 1/16/61(e)	3,264,454	246,607

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Government National Mortgage Association (Continued)

Series 2021-67, Class QI, 3.00%, 4/20/51	$ 79,348	$ 11,961
Series 2021-76, Class JI, 3.00%, 8/20/50	81,490	12,284
Series 2021-78, Class IC, 4.00%, 5/20/51	65,608	10,405
Series 2021-8, Class AQ, 5.00%, 1/20/51	76,907	79,874
Series 2021-96, Class MI, 3.00%, 6/20/51	142,489	21,479
Series 2021-96, Class VI, 2.50%, 6/20/51	1,613,054	219,332
Series 2022-139, Class AL, 4.00%, 7/20/51	200,000	190,926
Series 2022-189, Class PT, 2.50%, 10/20/51	97,680	85,541
Series 2022-196, Class BE, 3.00%, 10/16/64(e)	100,000	78,853
Series 2022-220, Class E, 3.00%, 10/16/64	200,000	159,958
Series 2022-3, Class IO, 0.64%, 2/16/61(e)	97,710	5,099
Series 2022-4, Class Z, 1.90%, 3/16/64	204,803	110,053
Series 2022-63, Class LM, 3.50%, 10/20/50	400,000	347,972
Series 2022-82, Class Z, 2.00%, 2/16/64	916,638	604,888
		29,486,365
Government National Mortgage Association II – 3.4%
Pool,
3.00%, 9/15/42 - 12/20/52	6,048,735	5,526,064
3.50%, 3/20/45 - 12/20/52	2,978,805	2,809,396
4.00%, 8/20/46 - 3/20/53	2,559,019	2,484,890
4.50%, 4/20/47 - 9/20/52	2,495,395	2,467,692
5.00%, 5/20/48 - 2/20/53	869,016	875,103
2.00% - 6.00%, 2/20/49 - 3/20/53(p)	2,918,760	2,660,120
2.50%, 10/20/49 - 1/20/53	9,083,433	8,037,168
2.00%, 8/20/50 - 10/20/51	2,795,141	2,399,456
5.50%, 11/20/52	395,605	398,366
		27,658,255
Uniform Mortgage-Backed Securities – 4.9%
Pool,
1.50%, 5/01/38 - 5/01/53(p)	340,318	279,563
2.00%, 5/01/38 - 5/01/53(p)	3,377,600	2,843,528
2.50%, 5/01/38 (p)	485,000	450,690
	Par (a)	Value
Uniform Mortgage-Backed Securities (Continued)
Pool,
3.00%, 5/01/38 - 5/01/53(p)	$12,374,247	$11,116,345
3.50%, 5/01/38 - 5/01/53(p)	14,906,000	13,852,938
4.00%, 5/01/38 - 5/01/53(p)	2,460,000	2,355,508
4.50%, 5/01/53 (p)	1,505,700	1,490,355
2.50% - 6.50%, 5/01/53(p)	1,400,000	1,368,555
5.00%, 5/01/53 (p)	5,504,950	5,473,339
5.50%, 5/01/53 (p)	100,000	100,820
		39,331,641
Whole Loan – 1.8%
Adjustable Rate Mortgage Trust, Series 2005-9, Class 5A1, (1M USD LIBOR + 0.54%, 0.54% Floor, 11.00% Cap), 5.56%, 11/25/35(d)	84,589	82,805
Angel Oak Mortgage Trust, Series 2022-3, Class A1, 4.00%, 1/10/67(b)	730,233	689,722
CIM Trust, Series 2021-R6, Class A1, 1.43%, 7/25/61(b)	258,811	225,144
COLT Mortgage Loan Trust, Series 2022-2, Class A1, (Step to 3.98% on 3/25/26), 2.99%, 2/25/67(b)(l)	167,444	151,504
CSMC,
Series 2019-NQM1, Class A2, (Step to 3.86% on 12/25/23), 2.86%, 10/25/59(b)(l)	241,586	231,671
Series 2021-NQM2, Class A3, 1.54%, 2/25/66(b)	84,366	70,323
Series 2021-NQM6, Class A3, 1.59%, 7/25/66(b)	629,273	499,274
Series 2021-NQM7, Class A1, 1.76%, 10/25/66(b)	146,558	123,544
Series 2022-NQM1, Class A1, 2.27%, 11/25/66(b)(e)	677,524	588,751
CSMC Trust,
Series 2021-RPL2, Class A1, 2.00%, 1/25/60(b)	118,746	102,114
Series 2021-RPL6, Class A1, 2.00%, 10/25/60(b)	148,058	132,057

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Whole Loan (Continued)
CSMC Trust,
Series 2021-RPL4, Class A1, 1.80%, 12/27/60(b)(e)	$153,343	$142,623

Deephaven Residential Mortgage Trust, Series 2022-1, Class A1, 2.21%, 1/25/67(b)	399,003	356,933
Ellington Financial Mortgage Trust,
Series 2021-2, Class A1, 0.93%, 6/25/66(b)	306,387	248,577
Series 2022-1, Class A1, 2.21%, 1/25/67(b)	183,947	157,047

FHLMC Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, (30D Average SOFR + 2.30%), 7.12%, 8/25/33(b)(d)	190,000	189,525
FNMA Connecticut Avenue Securities,
Series 2014-C04, Class 1M2, (1M USD LIBOR + 4.90%), 9.92%, 11/25/24(d)	69,597	73,117
Series 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 10.32%, 10/25/28(d)	161,216	170,367
Freddie Mac STACR REMIC Trust,
Series 2021-DNA6, Class M2, (30D Average SOFR + 1.50%), 6.32%, 10/25/41(b)(d)	580,000	558,615
Series 2022-DNA2, Class M1A, (30D Average SOFR + 1.30%), 6.12%, 2/25/42(b)(d)	471,645	468,560
Series 2022-DNA3, Class M1B, (30D Average SOFR + 2.90%), 7.72%, 4/25/42(b)(d)	550,000	548,625
Series 2022-DNA4, Class M1A, (30D Average SOFR + 2.20%), 7.02%, 5/25/42(b)(d)	209,648	211,220
Series 2022-DNA2, Class M1B, (30D Average SOFR + 2.40%), 7.22%, 2/25/42(b)(d)	200,000	197,002

GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 1/25/37	118,705	149,633
	Par (a)	Value
Whole Loan (Continued)
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1B, (1M USD LIBOR + 0.74%, 0.74% Floor, 11.00% Cap), 5.69%, 6/20/35(d)	$139,897	$125,799
Series 2005-9, Class 2A1C, (1M USD LIBOR + 0.90%, 0.90% Floor, 11.00% Cap), 5.85%, 6/20/35(d)	515,700	460,948

Impac CMB Trust, Series 2007-A, Class A, (1M USD LIBOR + 0.50%, 0.50% Floor, 11.50% Cap), 5.52%, 5/25/37(b)(d)	170,860	157,776
Legacy Mortgage Asset Trust,
Series 2021-GS2, Class A1, (Step to 4.75% on 5/25/24), 1.75%, 4/25/61(b)(l)	277,696	261,743
Series 2021-GS5, Class A1, (Step to 5.25% on 12/25/24), 2.25%, 7/25/67(b)(l)	166,708	155,589
MASTR Asset Securitization Trust,
Series 2007-1, Class 1A4, 6.50%, 11/25/37	568,119	148,307
Series 2007-2, Class A2, 6.25%, 1/25/38	322,543	193,857

Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 4.06%, 2/25/34(e)	221,125	200,449
Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.25%, 10/25/69(b)	279,593	267,208
Morgan Stanley Resecuritization Trust, Series 2015-R2, Class 2A1, (12MTA + 1.09%, 1.09% Floor), 4.44%, 12/26/46(b)(d)	39,055	38,881
New Residential Mortgage Loan Trust,
Series 2015-2A, Class A1, 3.75%, 8/25/55(b)	212,071	199,723
Series 2021-NQM3, Class A1, 1.16%, 11/27/56(b)	172,420	142,586
Series 2017-2A, Class B2, 4.75%, 3/25/57(b)	243,314	227,017

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Whole Loan (Continued)
New Residential Mortgage Loan Trust,
Series 2018-RPL1, Class M2, 3.50%, 12/25/57(b)(e)	$280,000	$233,618
Series 2018-3A, Class A1, 4.50%, 5/25/58(b)(e)	600,831	586,043
Series 2019-NQM4, Class A1, 2.49%, 9/25/59(b)	93,363	85,706
Series 2019-6A, Class A1B, 3.50%, 9/25/59(b)(e)	564,194	529,120
Series 2019-6A, Class B3C, 3.75%, 9/25/59(b)(e)	537,446	482,236
Series 2022-NQM4, Class A1, (Step to 5.01% on 7/25/26), 5.00%, 6/25/62(b)(l)	229,993	224,834
OBX Trust,
Series 2021-NQM2, Class A1, 1.10%, 5/25/61(b)	519,927	423,073
Series 2021-NQM3, Class A1, 1.05%, 7/25/61(b)	176,218	135,333
Series 2022-NQM1, Class A1, 2.31%, 11/25/61(b)	667,951	575,106

PRKCM Trust, Series 2021-AFC2, Class A1, 2.07%, 11/25/56(b)	181,610	152,566
PRPM LLC, Series 2022-1, Class A1, (Step to 6.72% on 3/25/25), 3.72%, 2/25/27(b)(l)	341,075	325,112
Residential Mortgage Loan Trust,
Series 2019-2, Class A1, 2.91%, 5/25/59(b)	31,546	30,964
Series 2020-2, Class A1, 1.65%, 5/25/60(b)	52,337	51,088
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 3/27/62(b)(e)	733,251	669,068
Series 2022-2, Class A1, (Step to 5.34% on 1/25/24), 5.35%, 8/25/62(b)(l)	728,297	719,419

Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.75%, 9/25/62(b)	521,366	490,368
	Par (a)	Value
Whole Loan (Continued)

Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 2.65%, 2/25/38(b)(e)	$171,521	$ 41,133
WaMu Mortgage Pass-Through Certificates, Series 2006-AR13, Class 1A, (12MTA + 0.88%, 0.88% Floor), 4.34%, 10/25/46(d)	270,378	227,178
		14,930,601
Total Mortgage-Backed Securities (Cost $280,635,690)		266,651,378

Municipal Bonds – 0.3%
California – 0.1%
Bay Area Toll Authority Toll Bridge Subordinate Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/01/50	150,000	198,242
California State Taxable GO Unlimited Refunding Bonds, 4.60%, 4/01/38	215,000	213,638
California State Various Purpose Taxable GO Unlimited Bonds, Build America Bonds,
7.50%, 4/01/34	65,000	81,324
7.55%, 4/01/39	20,000	26,250

Los Angeles Community College District GO Unlimited Bonds, Build America Bonds, 6.60%, 8/01/42	45,000	54,827
Los Angeles Unified School District GO Unlimited Bonds, Series RY, Build America Bonds, 6.76%, 7/01/34	215,000	250,292
University of California Taxable General Revenue Bonds, Series AD, 4.86%, 5/15/12(r)	25,000	23,277
		847,850
Georgia – 0.0%(c)
Municipal Electric Authority of Georgia Taxable Revenue Bonds, Build America Bonds, 6.64%, 4/01/57	39,000	43,278
Illinois – 0.1%
Illinois State Taxable GO Unlimited Pension Bonds, 5.10%, 6/01/33	380,000	381,573

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
New Jersey – 0.0%(c)
New Jersey State Turnpike Authority Taxable Revenue Bonds, Build America Bonds, 7.41%, 1/01/40	$66,000	$ 84,691
New York – 0.1%
Metropolitan Transportation Authority Revenue Bonds, Build America Bonds, 5.87%, 11/15/39	45,000	45,617
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution Taxable Revenue Bonds, 5.88%, 6/15/44	30,000	34,451
New York City Municipal Water Finance Authority Water & Sewer System Taxable Revenue Bonds, Build America Bonds, 6.01%, 6/15/42	25,000	29,084
New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.39%, 3/15/40	30,000	31,725
Port Authority of New York & New Jersey Consolidated 164th Taxable Revenue Bonds, 5.65%, 11/01/40	35,000	38,264
Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds, 4.93%, 10/01/51	55,000	56,277
Port Authority of New York & New Jersey Consolidated Taxable Revenue Bonds, Series 181, 4.96%, 8/01/46	60,000	60,049
		295,467
Ohio – 0.0%(c)
American Municipal Power-Ohio, Inc., Taxable Revenue Bonds, Series B, Combined Hydroelectric Projects, 8.08%, 2/15/50	75,000	103,947
	Par (a)	Value
Texas – 0.0%(c)
San Antonio Electric & Gas Junior Lien Revenue Bonds, Build America Bonds, 5.81%, 2/01/41	$ 75,000	$ 83,211
Texas State Taxable GO Unlimited Bonds, Build America Bonds, 5.52%, 4/01/39	115,000	126,366
		209,577
Washington – 0.0%(c)
Seattle Municipal Light & Power Improvement Revenue Bonds, 5.00%, 4/01/44	275,000	295,351
Total Municipal Bonds (Cost $2,580,961)		2,261,734

Term Loans – 0.1%(d)
Apparel & Textile Products – 0.0%(c)
Fanatics Commerce Intermediate Holdco LLC, Initial Term Loan, (1M USD LIBOR + 3.25%, 0.50% Floor), 8.31%, 11/24/28	28,638	28,518
Tory Burch LLC, Initial Term B Loan, (1M USD LIBOR + 3.50%, 0.50% Floor), 8.52%, 4/16/28	68,775	63,545
		92,063
Chemicals – 0.0%(c)
Bakelite US Holdco, Inc., Initial Loan, (3M USD CME Term SOFR + 4.00%, 0.50% Floor), 9.05%, 5/29/29	127,040	120,688
LSF11 A5 Holdco LLC, Term Loan, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.60%, 10/15/28	7,845	7,592
		128,280
Commercial Support Services – 0.0%(c)
AEA International Holdings (Luxembourg) S.a.r.l., Initial Term Loan, (3M USD LIBOR + 3.75%, 0.50% Floor), 8.94%, 9/07/28	73,964	73,594
Allied Universal Holdco LLC, Initial U.S. Dollar Term Loan, (1M USD CME Term SOFR + 3.75%, 0.50% Floor), 8.83%, 5/12/28	66,980	64,528
		138,122

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Construction Materials – 0.0%(c)
CP Iris Holdco I, Inc., Delayed Draw Term Loan,
10/02/28 (s)(t)	$ 3,146	$ 2,966
(1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.40%, 10/02/28	3	3

CP Iris Holdco I, Inc., Initial Term Loan, (1M USD CME Term SOFR + 3.50%, 0.50% Floor), 8.58%, 10/02/28	17,555	16,551
		19,520
Food – 0.0%(c)
BCPE North Star US Holdco 2, Inc., Initial Term Loan, (3M USD LIBOR + 4.00%, 0.75% Floor), 9.16%, 6/09/28	83,935	77,430
Home & Office Products – 0.0%(c)
SWF Holdings I Corp., Initial Term Loan, (1M USD LIBOR + 4.00%, 0.75% Floor), 9.01%, 10/06/28	38,610	32,553
Leisure Facilities & Services – 0.1%
Bally's Corp., Term B Facility Loan, (1M USD LIBOR + 3.25%, 0.50% Floor), 8.20%, 10/02/28	160,962	154,802
Herschend Entertainment Co. LLC, Initial Term Loan, (1M USD LIBOR + 3.75%, 0.50% Floor), 8.81%, 8/27/28	37,430	37,399
		192,201
Publishing & Broadcasting – 0.0%(c)
Gray Television, Inc., Term D Loan, (1M USD CME Term SOFR + 3.00%), 7.92%, 12/01/28	109,612	107,129
Software – 0.0%(c)
ConnectWise LLC, Initial Term Loan, (1M USD LIBOR + 3.50%, 0.50% Floor), 8.52%, 9/29/28	78,013	75,624
Total Term Loans (Cost $898,205)		862,922

U.S. Government Obligations – 11.8%
U.S. Treasury Bonds – 4.0%
4.25%, 5/15/39	51,000	55,281
4.50%, 8/15/39	51,000	56,917
	Par (a)	Value
U.S. Treasury Bonds (Continued)
4.38%, 11/15/39	$ 51,000	$ 55,970
4.63%, 2/15/40	370,000	418,317
1.13%, 5/15/40	1,108,000	742,446
3.88%, 8/15/40	370,000	380,912
1.13%, 8/15/40	1,108,000	736,387
4.25%, 11/15/40	370,000	398,950
1.38%, 11/15/40	1,108,000	766,900
1.75%, 8/15/41(q)	5,660,000	4,116,987
2.00%, 11/15/41	6,010,000	4,553,749
2.75%, 8/15/42	2,960,000	2,531,609
4.00%, 11/15/42	1,660,000	1,709,800
3.13%, 2/15/43	198,000	178,927
3.88%, 2/15/43	644,500	651,348
2.88%, 5/15/43	198,000	171,835
3.63%, 8/15/43	198,000	193,112
3.75%, 11/15/43	198,000	196,554
3.00%, 11/15/44	3,040,000	2,665,700
2.50%, 2/15/45(q)	3,191,000	2,557,910
3.00%, 5/15/45	2,450,000	2,141,740
2.88%, 11/15/46	193,000	164,857
2.75%, 11/15/47(q)	3,341,000	2,783,340
3.00%, 2/15/48(q)	1,081,000	943,595
2.00%, 8/15/51	3,240,000	2,280,530
1.88%, 11/15/51	6,000	4,088
2.25%, 2/15/52	3,000	2,239
2.88%, 5/15/52	360,000	308,053
3.63%, 2/15/53	1,011,000	1,002,470
1.50%, 2/15/53	10,000	10,118
		32,780,641
U.S. Treasury Notes – 7.8%
1.63%, 10/15/27	8,513,200	8,784,724
1.13%, 1/05/33	3,700,000	3,700,469
2.13%, 7/31/24	392,000	380,347
1.75%, 7/31/24	662,000	639,554
3.00%, 7/31/24	314,000	308,002
3.25%, 8/31/24	595,000	585,355
4.25%, 9/30/24	185,000	184,523
4.38%, 10/31/24	143,000	142,950
4.50%, 11/30/24	128,000	128,305
1.75%, 12/31/24(q)	6,696,000	6,428,683
4.25%, 12/31/24	919,000	918,569
2.00%, 2/15/25	487,000	468,738
1.50%, 2/15/25	63,000	60,089
0.50%, 3/31/25	1,540,000	1,439,599
0.38%, 4/30/25	3,438,000	3,197,340
2.13%, 5/15/25	420,000	404,184
2.75%, 5/15/25	1,807,800	1,761,899
3.00%, 7/15/25	154,000	150,806
3.13%, 8/15/25	213,000	209,189
3.50%, 9/15/25	528,000	523,215

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
U.S. Treasury Notes (Continued)
4.50%, 11/15/25	$ 456,000	$ 462,893
4.00%, 12/15/25	212,000	212,969
0.38%, 12/31/25	1,286,000	1,176,841
3.88%, 1/15/26	90,000	90,144
4.63%, 3/15/26	70,000	71,673
3.75%, 4/15/26	304,000	304,095
0.75%, 5/31/26	346,000	316,252
1.50%, 8/15/26	558,000	520,444
2.00%, 11/15/26	1,555,000	1,470,022
1.88%, 2/28/27	3,000	2,814
0.63%, 3/31/27	621,000	554,146
0.50%, 4/30/27	621,000	550,143
2.38%, 5/15/27	614,000	586,082
0.50%, 5/31/27	484,000	427,659
2.75%, 7/31/27	2,000	1,935
2.25%, 8/15/27(q)	2,561,000	2,428,148
3.13%, 8/31/27	5,000	4,912
0.38%, 9/30/27	783,000	681,791
4.13%, 10/31/27	37,000	37,859
3.88%, 11/30/27	242,000	245,498
3.88%, 12/31/27	6,751,000	6,848,309
3.50%, 1/31/28	7,000	6,992
4.00%, 2/29/28	32,000	32,705
3.63%, 3/31/28(f)	372,000	374,005
1.25%, 9/30/28	87,000	77,253
3.13%, 11/15/28	329,000	322,240
1.38%, 12/31/28	3,000	2,674
2.63%, 2/15/29	548,000	522,205
2.38%, 3/31/29	61,000	57,259
2.38%, 5/15/29	548,000	514,135
1.63%, 8/15/29	890,000	798,288
3.88%, 9/30/29	1,279,800	1,306,146
4.00%, 10/31/29(q)	2,254,700	2,318,554
3.88%, 12/31/29	1,560,000	1,594,978
3.50%, 1/31/30	150,000	150,076
1.50%, 2/15/30	869,000	766,825
4.00%, 2/28/30	17,000	17,523
3.63%, 3/31/30	138,000	139,272
1.63%, 5/15/31	1,566,000	1,372,697
1.25%, 8/15/31(q)	3,132,000	2,648,498
2.88%, 5/15/32	600	574
2.75%, 8/15/32	2,082,700	1,971,080
4.13%, 11/15/32	356,000	375,747
3.50%, 2/15/33	168,000	168,998
		62,949,893
Total U.S. Government Obligations (Cost $103,867,116)		95,730,534

	Number of Shares	Value
Investment Companies – 27.3%
BlackRock Allocation Target Shares - BATS, Series A	6,455,774	$ 59,586,799
Schwab Intermediate-Term U.S. Treasury ETF(f)	639,883	32,403,675
Schwab Short-Term U.S. Treasury ETF	1,513,185	73,782,901
Vanguard Long-Term Treasury ETF	596,494	39,177,726
Vanguard Short-Term Inflation-Protected Securities ETF	347,624	16,630,332
Total Investment Companies (Cost $229,201,874)		221,581,433

	Par (a)/Number of Shares
Short-Term Investments – 8.3%
Borrowed Bond Agreements – 0.7%
BNP Paribas S.A., 4.85%, Open (Purchased on 4/5/23 to be repurchased at $104,295, collateralized by U.S. Treasury Notes, 1.25%, due 4/30/28, par and fair value plus interest of $115,000 and $103,779, respectively)(u)	$103,931	103,931
BNP Paribas S.A., 4.85%, Open (Purchased on 4/5/23 to be repurchased at $505,359, collateralized by U.S. Treasury Notes, 1.25%, due 5/31/28, par and fair value plus interest of $558,000 and $502,175, respectively)(u)	503,595	503,595
BNP Paribas S.A., 4.87%, Open (Purchased on 3/16/23 to be repurchased at $209,513, collateralized by U.S. Treasury Bonds, 1.38%, due 8/15/50, par and fair value plus interest of $345,000 and $208,509, respectively)(u)	208,294	208,294

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)/Number of Shares	Value
Borrowed Bond Agreements (Continued)
BNP Paribas S.A., 4.89%, Open (Purchased on 3/16/23 to be repurchased at $1,331,874, collateralized by U.S. Treasury Bonds, 1.88%, due 2/15/51, par and fair value plus interest of $1,926,000 and $1,325,313, respectively)(u)	$1,324,125	$1,324,125
BNP Paribas S.A., 4.89%, Open (Purchased on 3/16/23 to be repurchased at $937,213, collateralized by U.S. Treasury Bonds, 2.25%, due 8/15/49, par and fair value plus interest of $1,226,000 and $928,655, respectively)(u)	931,760	931,760
BNP Paribas S.A., 4.87%, Open (Purchased on 3/16/23 to be repurchased at $29,487, collateralized by U.S. Treasury Bonds, 2.00%, due 2/15/50, par and fair value plus interest of $41,000 and $29,259, respectively)(u)	29,315	29,315
BNP Paribas S.A., 4.84%, Open (Purchased on 3/16/23 to be repurchased at $2,160,611, collateralized by U.S. Treasury Notes, 0.88%, due 11/15/30, par and fair value plus interest of $2,588,000 and $2,169,708, respectively)(u)	2,148,040	2,148,040
		5,249,060
Corporate Bonds – 0.2%
AbbVie, Inc., 3.75%, 11/14/23	20,000	19,822
Aetna, Inc., 2.80%, 6/15/23	90,000	89,713
American Airlines Pass Through Trust, Series 2015-2, Class B, 4.40%, 9/22/23	14,179	13,992
Boeing (The) Co., 1.43%, 2/04/24	110,000	106,805
Cargill, Inc., 1.38%, 7/23/23(b)(f)	110,000	109,159
	Par (a)/Number of Shares	Value
Corporate Bonds (Continued)
Cigna Group (The), 3.75%, 7/15/23	$101,000	$ 100,629
CNH Industrial Capital LLC, 4.20%, 1/15/24	123,000	121,609
Devon Energy Corp., 8.25%, 8/01/23	52,000	52,117
General Motors Financial Co., Inc., 3.70%, 5/09/23	7,000	6,997
Goldman Sachs Group (The), Inc., 3.63%, 2/20/24	120,000	118,423
MassMutual Global Funding II, 0.85%, 6/09/23(b)	330,000	328,508
Metropolitan Life Global Funding I, 0.90%, 6/08/23(b)	250,000	248,856
PepsiCo, Inc., 0.75%, 5/01/23	120,000	120,000
Philip Morris International, Inc., 1.13%, 5/01/23	70,000	70,000
Sprint LLC, 7.88%, 9/15/23	88,000	88,712
State Street Corp., (3M USD LIBOR + 3.60%), 8.46%, 6/15/23(d)(j)	26,000	25,723
UnitedHealth Group, Inc., 3.50%, 6/15/23	30,000	29,939
Wells Fargo & Co., 3.75%, 1/24/24	160,000	158,167
		1,809,171
Foreign Issuer Bonds – 0.4%
Canadian Imperial Bank of Commerce, 0.95%, 6/23/23	100,000	99,358
Credit Suisse A.G., 1.00%, 5/05/23	920,000	917,700
Danske Bank A/S,
5.38%, 1/12/24(b)	200,000	198,114
3.88%, 9/12/23(b)	400,000	396,674

Ecopetrol S.A., 5.88%, 9/18/23(f)	7,000	6,974
Glencore Funding LLC, 4.13%, 3/12/24(b)	330,000	324,721
Nordea Bank Abp, 1.00%, 6/09/23(b)	210,000	208,996
Petroleos Mexicanos, 4.88%, 1/18/24	19,000	18,730
Shell International Finance B.V., 3.50%, 11/13/23	170,000	168,736
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 4/10/24(b)	290,000	288,742

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)/Number of Shares	Value
Foreign Issuer Bonds (Continued)

Swedbank AB, 1.30%, 6/02/23(b)	$ 200,000	$ 199,174
Toronto-Dominion Bank (The), 0.75%, 6/12/23(f)	210,000	208,894
		3,036,813
Money Market Funds – 7.0%
Northern Institutional Funds - Liquid Assets Portfolio, 4.85%(v)(w)	8,897,952	8,897,952
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(v)	47,924,551	47,924,551
		56,822,503
U.S. Government Obligations – 0.0%(c)
U.S. Treasury Notes, 0.13%, 5/31/23	198,000	197,277
U.S. Treasury Notes – 0.0%(c)
U.S. Treasury Notes, 2.50%, 4/30/24	142,000	138,772
Total Short-Term Investments (Cost $67,300,702)		67,253,596

Number of Contracts		Notional Amount
Purchased Options – 0.1%
Call Options - Exchange Traded – 0.0%(c)
10-Year U.S. Treasury Note Future, Strike Price $104.00, Expires 5/26/23	2	412,328	500
10-Year U.S. Treasury Note Future, Strike Price $115.25, Expires 5/26/23	5	576,016	4,766
10-Year U.S. Treasury Note Future, Strike Price $115.50, Expires 5/26/23	17	1,958,453	14,344
10-Year U.S. Treasury Note Future, Strike Price $115.75, Expires 5/05/23	4	460,812	1,437
10-Year U.S. Treasury Note Future, Strike Price $116.00, Expires 5/26/23	5	576,016	3,203
5-Year U.S. Treasury Note Future, Strike Price $109.00, Expires 5/26/23	51	5,596,852	58,172
5-Year U.S. Treasury Note Future, Strike Price $109.50, Expires 5/26/23	7	768,195	6,016
5-Year U.S. Treasury Note Future, Strike Price $110.00, Expires 5/26/23	43	4,718,915	27,211
Number of Contracts		Notional Amount	Value
Call Options - Exchange Traded (Continued)
5-Year U.S. Treasury Note Future, Strike Price $110.25, Expires 5/26/23	43	$4,718,915	$ 23,180
5-Year U.S. Treasury Note Future, Strike Price $110.75, Expires 5/26/23	7	768,195	2,734
5-Year U.S. Treasury Note Future, Strike Price $111.50, Expires 5/26/23	14	1,536,391	3,172
U.S. Treasury Long Bond Future, Strike Price $130.00, Expires 5/26/23	2	263,313	5,312
U.S. Treasury Long Bond Future, Strike Price $132.00, Expires 5/05/23	2	282,813	1,594
U.S. Treasury Long Bond Future, Strike Price $133.00, Expires 5/26/23	4	526,625	4,625
U.S. Treasury Long Bond Future, Strike Price $135.00, Expires 5/26/23	2	263,313	1,219
U.S. Treasury Long Bond Future, Strike Price $136.00, Expires 5/26/23	5	658,281	2,187
			159,672
Call Options - Over the Counter – 0.0%(c)
Chilean Peso vs. U.S. Dollar, Strike Price CLP 830.00, Expires 6/02/23, Counterparty: Bank of America	2	48,000	521
U.S. Dollar vs. Euro, Strike Price USD 1.11, Expires 5/05/23, Counterparty: Deutsche Bank	1	650,000 (x)	1,748
U.S. Dollar vs. Euro, Strike Price USD 1.11, Expires 5/11/23, Counterparty: BNP Paribas	2	112,000 (x)	663
U.S. Dollar vs. Euro, Strike Price USD 1.12, Expires 7/19/23, Counterparty: Deutsche Bank	1	480,000 (x)	3,926
U.S. Dollar vs. Euro, Strike Price USD 1.13, Expires 5/18/23, Counterparty: Goldman Sachs	2	8,000 (x)	1,519
U.S. Dollar vs. Euro, Strike Price USD 1.14, Expires 6/16/23, Counterparty: Goldman Sachs	1	490,000 (x)	770
			9,147

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Number of Contracts		Notional Amount	Value
Call Swaptions - Over the Counter – 0.1%
Pay 1-Day USD SOFR (Annually); Receive 2.88% (Semi-Annually): Interest Rate Swap Maturing 04/08/2036, Strike Price USD 2.88, Expires 4/06/26, Counterparty: BNP Paribas	1	$504,100	$23,187
Pay 1-Day USD SOFR (Annually); Receive 2.88% (Semi-Annually): Interest Rate Swap Maturing 04/08/2036, Strike Price USD 2.88, Expires 4/06/26, Counterparty: BNP Paribas	1	320,800	14,781
Pay 1-Day USD SOFR (Annually); Receive 2.96% (Semi-Annually): Interest Rate Swap Maturing 04/14/2036, Strike Price USD 2.96, Expires 4/10/26, Counterparty: Barclays	1	326,900	16,111
Pay 1-Day USD SOFR (Annually); Receive 2.96% (Semi-Annually): Interest Rate Swap Maturing 04/15/2036, Strike Price USD 2.96, Expires 4/13/26, Counterparty: Bank of America	1	587,700	28,867
Pay 1-Day USD SOFR (Annually); Receive 3.08% (Semi-Annually): Interest Rate Swap Maturing 04/01/2036, Strike Price USD 3.08, Expires 3/30/26, Counterparty: Bank of America	1	938,800	51,013
Pay 1-Day USD SOFR (Annually); Receive 3.09% (Semi-Annually): Interest Rate Swap Maturing 03/31/2036, Strike Price USD 3.09, Expires 3/27/26, Counterparty: Morgan Stanley	1	275,200	15,077
Pay 1-Day USD SOFR (Annually); Receive 3.10% (Semi-Annually): Interest Rate Swap Maturing 04/01/2036, Strike Price USD 3.10, Expires 3/30/26, Counterparty: Citibank	1	314,400	17,361
Number of Contracts		Notional Amount	Value
Call Swaptions - Over the Counter (Continued)
Pay 1-Day USD SOFR (Annually); Receive 3.11% (Semi-Annually): Interest Rate Swap Maturing 04/22/2036, Strike Price USD 3.11, Expires 4/20/26, Counterparty: Goldman Sachs	1	$ 806,300	$ 45,080
Pay 1-Day USD SOFR (Annually); Receive 3.13% (Semi-Annually): Interest Rate Swap Maturing 04/22/2036, Strike Price USD 3.13, Expires 4/20/26, Counterparty: Goldman Sachs	1	575,900	32,648
Pay 6-Month EUR IBOR (Semi-Annually); Receive 2.20% (Annually): Interest Rate Swap Maturing 02/19/2027, Strike Price EUR $2.20, Expires 2/17/25, Counterparty: Morgan Stanley	1	550,000 (x)	4,667
			248,792
Put Options - Exchange Traded – 0.0%(c)
10-Year U.S. Treasury Note Future, Strike Price $114.00, Expires 5/26/23	2	230,406	906
10-Year U.S. Treasury Note Future, Strike Price $114.75, Expires 5/05/23	7	806,422	2,625
10-Year U.S. Treasury Note Future, Strike Price $115.50, Expires 5/05/23	1	115,203	750
3-Month SOFR 1-Year Mid Curve Future, Strike Price $95.88, Expires 12/15/23	54	12,899,250	21,938
3-Month SOFR 1-Year Mid Curve Future, Strike Price $96.00, Expires 9/15/23	182	43,295,525	71,662
3-Month SOFR 1-Year Mid Curve Future, Strike Price $96.00, Expires 12/15/23	132	31,531,500	62,700
			160,581
Put Options - Over the Counter – 0.0%(c)
Brazilian Real vs. U.S. Dollar, Strike Price BRL 4.90, Expires 5/12/23, Counterparty: Barclays	2	50,000	186
Brazilian Real vs. U.S. Dollar, Strike Price BRL 5.10, Expires 5/12/23, Counterparty: Deutsche Bank	2	66,000	1,643

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Number of Contracts		Notional Amount	Value
Put Options - Over the Counter (Continued)
Mexican Peso vs. U.S. Dollar, Strike Price MXN 18.15, Expires 6/16/23, Counterparty: HSBC	2	$ 80,000	$ 1,224
South African Rand vs. U.S. Dollar, Strike Price ZAR $18.10, Expires 5/18/23, Counterparty: Goldman Sachs	2	112,000	376
South Korean Won vs. U.S. Dollar, Strike Price KRW $1,290.00, Expires 5/03/23, Counterparty: Standard Chartered Bank	2	64,000	3
South Korean Won vs. U.S. Dollar, Strike Price KRW $1,300.00, Expires 5/11/23, Counterparty: HSBC	2	96,000	87
U.S. Dollar vs. Australian Dollar, Strike Price USD 0.66, Expires 6/16/23, Counterparty: Morgan Stanley	2	96,000 (y)	801
U.S. Dollar vs. Euro, Strike Price USD 1.07, Expires 6/29/23, Counterparty: Goldman Sachs	1	3,646,000 (x)	14,158
U.S. Dollar vs. Japanese Yen, Strike Price JPY 128.00, Expires 6/22/23, Counterparty: Bank of America	2	112,000	175
U.S. Dollar vs. Thai Baht, Strike Price THB $33.70, Expires 5/26/23, Counterparty: Standard Chartered Bank	2	48,000	261
			18,914
Put Swaptions - Over the Counter – 0.0%(c)
Pay 2.88% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 04/08/2036, Strike Price USD 2.88, Expires 4/06/26, Counterparty: BNP Paribas	1	320,800	17,965
Pay 2.88% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 04/08/2036, Strike Price USD 2.88, Expires 4/06/26, Counterparty: BNP Paribas	1	504,100	28,268
Number of Contracts		Notional Amount	Value
Put Swaptions - Over the Counter (Continued)
Pay 2.96% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 04/14/2036, Strike Price USD 2.96, Expires 4/10/26, Counterparty: Barclays	1	$326,900	$ 17,373
Pay 2.96% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 04/15/2036, Strike Price USD 2.96, Expires 4/13/26, Counterparty: Bank of America	1	587,700	31,369
Pay 3.08% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 04/01/2036, Strike Price USD 3.08, Expires 3/30/26, Counterparty: Bank of America	1	938,800	45,781
Pay 3.09% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 03/31/2036, Strike Price USD 3.09, Expires 3/27/26, Counterparty: Morgan Stanley	1	275,200	13,310
Pay 3.10% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 04/01/2036, Strike Price USD 3.10, Expires 3/30/26, Counterparty: Citibank	1	314,400	15,122
Pay 3.11% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 04/22/2036, Strike Price USD 3.11, Expires 4/20/26, Counterparty: Goldman Sachs	1	806,300	38,737
Pay 3.13% (Semi-Annually); Receive 1-Day USD SOFR (Annually): Interest Rate Swap Maturing 04/22/2036, Strike Price USD 3.13, Expires 4/20/26, Counterparty: Goldman Sachs	1	575,900	27,337
			235,262
Total Purchased Options (Premiums Paid $959,274)			832,368
Total Long Positions – 109.3% (Cost $937,674,893)			888,469,202

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
	Par (a)	Value
Short Positions – (2.7)%(z)
Mortgage-Backed Securities – (2.1)%
Uniform Mortgage-Backed Securities – (2.1)%
Pool ,
2.00% - 5.50%, 5/01/53(p)	$(14,795,785)	$ (14,350,874)
2.50%, 5/01/53 (p)	(2,828,100)	(2,448,682)
		(16,799,556)
Total Mortgage-Backed Securities (Proceeds $16,800,149)		(16,799,556)

U.S. Government Obligations – (0.6)%
U.S. Treasury Bonds – (0.3)%
2.25%, 8/15/49	(1,226,000)	(923,092)
2.00%, 2/15/50	(41,000)	(29,094)
1.38%, 8/15/50	(345,000)	(207,552)
1.88%, 2/15/51	(1,926,000)	(1,318,031)
		(2,477,769)
U.S. Treasury Notes – (0.3)%
1.25%, 4/30/28	(115,000)	(103,065)
1.25%, 5/31/28	(558,000)	(499,301)
0.88%, 11/15/30	(2,588,000)	(2,160,171)
		(2,762,537)
Total U.S. Government Obligations (Proceeds $5,238,294)		(5,240,306)
Total Short Positions – (2.7)% (Proceeds $22,038,443)		(22,039,862)
Total Written Options – (0.1)% (Premiums Received $895,624)		(755,269)
Liabilities less Other Assets – (6.5)%(aa)		(53,059,224)
NET ASSETS – 100.0%		$812,614,847
Percentages shown are based on Net Assets.

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount rounds to less than 0.05%.
(d)	Variable rate security. Rate as of April 30, 2023 is disclosed.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2023 is disclosed.
(f)	Security either partially or fully on loan (See Note 7).
(g)	Investment is valued using significant unobservable inputs (Level 3).
(h)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2023 is disclosed.
(i)	Century bond maturing in 2120.
(j)	Perpetual bond. Maturity date represents next call date.
(k)	Distributions from this security are made via payments in-kind (PIK) unless otherwise noted in the description.
(l)	Step coupon bond. Rate as of April 30, 2023 is disclosed.
(m)	Zero coupon bond.
(n)	Restricted security that has been deemed illiquid and is classified as Level 2. At April 30, 2023, the value of these restricted illiquid securities amounted to $339,760 or 0.04% of net assets. Additional information on these restricted illiquid securities is as follows:

Security	Acquisition Date	Acquisition Cost
Lukoil Capital DAC, 3.60%, 10/26/31	10/19/21	$470,000

(o)	Issuer has defaulted on terms of debt obligation.
(p)	When-issued security. Coupon rate was not yet in effect at April 30, 2023.
(q)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(r)	Century bond maturing in 2112.
(s)	Unfunded loan commitment. As of April 30, 2023, total value of unfunded loan commitments was $2,966.
(t)	Position is unsettled. Contract rate was not determined at April 30, 2023 and does not take effect until settlement date.
(u)	The amount to be repurchased assumes the maturity will be the day after the period end.
(v)	7-day current yield as of April 30, 2023 is disclosed.
(w)	Security purchased with the cash proceeds from securities loaned (See Note 7).
(x)	The notional amount is EUR.
(y)	The notional amount is AUD.
(z)	Securities sold short are not owned by the Fund.
(aa)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.

Abbreviations:
10Y	10 Year
12MTA	12 Month Treasury Average
1M	1 Month
1Y	1 Year
30D	30 Day
3M	3 Month
5Y	5 Year
BANXICO	Banco de Mexico
BATS	Better Alternative Trading System
BZDIO	Brazil Interbank Rate
CDO	Collateralized Debt Obligation
CIDOR	Canada Interbank Rate
CLICP	Sinacofi Chile Interbank Rate
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CMT	Constant Maturity
COOVI	Columbian Overnight Index Average
CP	Commercial Paper
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
ESTR	Euro Short Term Rate
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GO	Government Obligation
IO	Interest Only
JIBAR	Johannesburg Interbank Average Rate
JSC	Joint Stock Company
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company
PRBOR	Prague Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standards & Poor's
SOFR	United States Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
STACR	Structured Agency Credit Risk
Strip	Separate Trading of Registered Interest and Principal
TIIE	Tasa de Interés Interbancaria de Equilibrio
TONAR	Tokyo Overnight Average Rate
TRB	Tax Revenue Bonds
USD	United States Dollar
WIBOR	Warsaw Interbank Offered Rate
EUR	Euro
COP	Colombian Peso
CZK	Czech Republic Koruna
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand
CLP	Chilean Peso
BRL	Brazilian Real
KRW	South Korean Won
JPY	Japanese Yen
THB	Thai Baht

Futures Contracts outstanding at April 30, 2023: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bobl	1	6/08/2023	EUR	129,991	$ (1,862)
U.S. Treasury Long Bond	142	6/21/2023	USD	18,695,188	147,618
Ultra 10-Year U.S. Treasury Note	10	6/21/2023	USD	1,214,531	(2,039)
Ultra U.S. Treasury Bond	302	6/21/2023	USD	42,704,688	301,412
2-Year U.S. Treasury Note	41	6/30/2023	USD	8,452,727	(30,124)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Futures Contracts outstanding at April 30, 2023: Exchange Traded (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	1,181	6/30/2023	USD	129,605,524	$ 77,219
CME 3-Month SOFR	2	9/19/2023	USD	474,575	(8,175)
3-Month Euribor	1	6/17/2024	EUR	266,646	45
3-Month SONIA Index	2	9/18/2024	GBP	601,418	(858)
CME 3-Month SOFR	32	3/17/2026	USD	7,772,000	61,200
Total Long Contracts					$ 544,436
Short Contracts
30-Day Federal Funds	(76)	5/31/2023	USD	30,076,239	$ —
30-Year Euro Buxl	(1)	6/08/2023	EUR	153,715	(5,391)
Euro-Bund	(1)	6/08/2023	EUR	149,374	(1,543)
10-Year Japanese Treasury Bond	(10)	6/13/2023	JPY	10,906,822	(239,073)
E-Mini S&P 500	(15)	6/16/2023	USD	3,141,375	(42,453)
3-Month Euribor	(6)	6/19/2023	EUR	1,594,422	(99)
CME 3-Month SOFR	(110)	6/20/2023	USD	26,144,938	(22,687)
10-Year U.S. Treasury Note	(395)	6/21/2023	USD	45,505,234	(493,625)
Ultra 10-Year U.S. Treasury Note	(71)	6/21/2023	USD	8,623,172	(23,070)
2-Year U.S. Treasury Note	(132)	6/30/2023	USD	27,213,656	37,995
3-Month SONIA Index	(40)	12/19/2023	USD	9,515,500	16,562
CME 3-Month SOFR	(244)	3/19/2024	USD	58,285,500	95,969
CME 3-Month SOFR	(126)	3/18/2025	USD	30,551,850	(254,087)
Total Short Contracts					$(931,502)
					$(387,066)

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

6/21/23	U.S. Dollars	399,458	Japanese Yen	51,530,000	Goldman Sachs	$ 18,150
6/21/23	British Pounds	280,000	U.S. Dollars	342,276	JPMorgan Chase	10,007
6/21/23	U.S. Dollars	212,250	Japanese Yen	27,470,000	Barclays	8,979
6/21/23	Euro	431,780	U.S. Dollars	468,644	Barclays	8,587
6/21/23	Euro	608,220	U.S. Dollars	665,256	JPMorgan Chase	6,988
5/10/23	Mexican Pesos	3,284,412	U.S. Dollars	175,734	JPMorgan Chase	6,526
6/21/23	Euro	180,000	U.S. Dollars	192,732	Citibank	6,216
6/21/23	Indonesian Rupiahs	1,715,949,628	U.S. Dollars	111,151	HSBC	5,734
6/21/23	U.S. Dollars	171,146	Japanese Yen	22,429,000	Deutsche Bank	5,178
6/21/23	British Pounds	110,000	U.S. Dollars	134,495	BNP Paribas	3,902
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/21/23	Euro	90,000	U.S. Dollars	96,365	Deutsche Bank	$ 3,109
6/21/23	British Pounds	50,000	U.S. Dollars	60,341	Goldman Sachs	2,567
6/21/23	Euro	220,000	U.S. Dollars	240,935	Morgan Stanley	2,223
6/21/23	British Pounds	50,000	U.S. Dollars	60,949	Morgan Stanley	1,958
5/15/23	U.S. Dollars	32,000	Colombian Pesos	142,294,400	Citibank	1,832
5/15/23	U.S. Dollars	112,000	Japanese Yen	14,976,718	UBS	1,819
5/10/23	Colombian Pesos	147,153,638	U.S. Dollars	29,499	Barclays	1,741
7/05/23	U.S. Dollars	83,694	Colombian Pesos	391,896,048	JPMorgan Chase	1,529
5/10/23	U.S. Dollars	98,567	South African Rand	1,779,596	State Street	1,378
5/16/23	U.S. Dollars	46,000	Taiwan Dollars	1,372,778	Bank of America	1,303
6/21/23	British Pounds	30,000	U.S. Dollars	36,535	Bank of America	1,210
5/03/23	Brazilian Reals	165,300	U.S. Dollars	32,000	Goldman Sachs	1,119
5/10/23	Mexican Pesos	1,185,555	U.S. Dollars	64,763	Goldman Sachs	1,027
5/10/23	U.S. Dollars	82,772	South African Rand	1,497,011	Goldman Sachs	1,016
5/15/23	U.S. Dollars	49,082	New Zealand Dollars	78,000	UBS	849
6/21/23	Euro	60,000	U.S. Dollars	65,542	Goldman Sachs	774
6/21/23	U.S. Dollars	133,400	Euro	120,000	BNP Paribas	769
5/15/23	U.S. Dollars	103,000	Chilean Pesos	82,739,900	Goldman Sachs	732
5/15/23	U.S. Dollars	39,000	Canadian Dollars	51,944	Bank of America	649
6/21/23	U.S. Dollars	52,395	Japanese Yen	7,000,000	BNP Paribas	597
5/15/23	Indonesian Rupiahs	477,952,000	U.S. Dollars	32,000	Standard Chartered Bank	573
5/15/23	U.S. Dollars	50,000	South African Rand	905,985	Morgan Stanley	546
5/15/23	British Pounds	64,000	U.S. Dollars	79,929	HSBC	532
5/15/23	U.S. Dollars	48,000	Taiwan Dollars	1,458,720	Bank of America	507
6/21/23	U.S. Dollars	260,199	Euro	235,000	JPMorgan Chase	462
5/15/23	U.S. Dollars	107,441	Euro	97,000	BNP Paribas	456
5/03/23	Brazilian Reals	241,445	U.S. Dollars	48,000	Barclays	375
5/15/23	U.S. Dollars	32,000	South Korean Won	42,294,720	Bank of America	365
5/10/23	Euro	11,750	U.S. Dollars	12,596	Standard Chartered Bank	360
5/15/23	Thai Baht	1,954,388	U.S. Dollars	57,000	Citibank	328
6/21/23	U.S. Dollars	83,201	Euro	75,000	Goldman Sachs	306
6/02/23	Brazilian Reals	162,220	U.S. Dollars	32,000	BNP Paribas	291
5/03/23	U.S. Dollars	32,000	Brazilian Reals	158,377	UBS	268
6/02/23	Brazilian Reals	81,712	U.S. Dollars	16,000	UBS	266
5/15/23	U.S. Dollars	32,000	Norwegian Kroner	338,743	Citibank	188
5/15/23	U.S. Dollars	64,000	Swiss Francs	56,952	Citibank	165
5/15/23	Euro	28,000	Norwegian Kroner	327,296	Goldman Sachs	146
5/15/23	Polish Zloty	202,738	Euro	44,000	Morgan Stanley	136
6/21/23	U.S. Dollars	88,548	Euro	80,000	Citibank	127
5/15/23	Mexican Pesos	579,520	U.S. Dollars	32,000	Goldman Sachs	122
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
5/15/23	Mexican Pesos	254,431	U.S. Dollars	14,000	Toronto-Dominion Bank	$ 103
5/15/23	U.S. Dollars	16,000	Chilean Pesos	12,864,960	Bank of America	99
6/21/23	U.S. Dollars	25,517	Euro	23,000	Deutsche Bank	96
5/15/23	Norwegian Kroner	682,060	Euro	58,000	HSBC	82
6/06/23	Chilean Pesos	17,920,100	U.S. Dollars	22,000	Bank of America	82
5/03/23	U.S. Dollars	32,000	Brazilian Reals	159,370	BNP Paribas	69
6/21/23	U.S. Dollars	51,867	Japanese Yen	7,000,000	Bank of America	69
6/21/23	U.S. Dollars	44,271	Euro	40,000	Morgan Stanley	61
5/15/23	Mexican Pesos	431,792	British Pounds	19,000	Toronto-Dominion Bank	47
5/15/23	Mexican Pesos	431,760	British Pounds	19,000	State Street	45
5/15/23	U.S. Dollars	32,027	Euro	29,000	JPMorgan Chase	41
5/15/23	Euro	20,000	U.S. Dollars	22,048	Citibank	11
Total Unrealized Appreciation						$ 115,792

5/10/23	South African Rand	395,756	U.S. Dollars	21,617	HSBC	$ (3)
5/15/23	U.S. Dollars	9,000	Hungarian Forints	3,070,638	Barclays	(23)
5/15/23	U.S. Dollars	32,000	South Korean Won	42,816,000	Citibank	(25)
5/15/23	U.S. Dollars	9,000	Hungarian Forints	3,075,163	Bank of America	(36)
6/21/23	Euro	100,000	U.S. Dollars	110,570	State Street	(43)
6/06/23	U.S. Dollars	22,000	Chilean Pesos	17,920,100	Barclays	(82)
5/03/23	Brazilian Reals	79,439	U.S. Dollars	16,000	BNP Paribas	(84)
5/10/23	South African Rand	936,246	U.S. Dollars	51,229	Morgan Stanley	(97)
5/15/23	U.S. Dollars	22,526	British Pounds	18,000	Barclays	(103)
5/15/23	South African Rand	300,339	Euro	15,000	Toronto-Dominion Bank	(150)
5/15/23	South African Rand	300,294	Euro	15,000	Deutsche Bank	(152)
5/15/23	Australian Dollars	35,000	Canadian Dollars	31,618	State Street	(169)
5/15/23	U.S. Dollars	32,000	Czech Republic Koruna	687,968	BNP Paribas	(192)
5/15/23	Swiss Francs	56,908	U.S. Dollars	64,000	Goldman Sachs	(214)
5/03/23	Brazilian Reals	158,627	U.S. Dollars	32,000	JPMorgan Chase	(218)
5/03/23	U.S. Dollars	16,000	Brazilian Reals	81,199	UBS	(269)
5/03/23	U.S. Dollars	32,000	Brazilian Reals	161,079	BNP Paribas	(273)
5/15/23	New Zealand Dollars	78,000	U.S. Dollars	48,531	UBS	(298)
5/03/23	Brazilian Reals	157,808	U.S. Dollars	32,000	Citibank	(382)
5/15/23	Euro	59,000	U.S. Dollars	65,460	BNP Paribas	(386)
5/03/23	U.S. Dollars	32,000	Brazilian Reals	162,128	Barclays	(483)
6/21/23	Euro	140,000	U.S. Dollars	155,254	JPMorgan Chase	(518)
8/31/23	U.S. Dollars	87,919	Mexican Pesos	1,630,342	State Street	(521)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
8/31/23	U.S. Dollars	47,880	Mexican Pesos	892,599	Morgan Stanley	$ (540)
6/21/23	U.S. Dollars	76,824	Euro	70,000	Deutsche Bank	(545)
6/07/23	U.S. Dollars	14,678	Czech Republic Koruna	326,148	Morgan Stanley	(567)
5/03/23	U.S. Dollars	16,000	Brazilian Reals	82,710	Deutsche Bank	(571)
5/15/23	South Korean Won	66,007,500	U.S. Dollars	50,000	Bank of America	(629)
5/15/23	Singapore Dollars	84,491	U.S. Dollars	64,000	Bank of America	(643)
5/15/23	Japanese Yen	3,508,416	Euro	24,000	Standard Chartered Bank	(660)
5/15/23	Australian Dollars	42,000	U.S. Dollars	28,478	Morgan Stanley	(668)
5/15/23	Euro	46,000	Polish Zloty	214,294	Morgan Stanley	(704)
5/15/23	Japanese Yen	6,428,322	U.S. Dollars	48,000	Bank of America	(708)
5/15/23	Canadian Dollars	70,723	Euro	48,000	Deutsche Bank	(726)
6/21/23	Japanese Yen	14,000,000	U.S. Dollars	104,327	Deutsche Bank	(731)
5/10/23	U.S. Dollars	34,420	Euro	31,966	JPMorgan Chase	(826)
5/15/23	Norwegian Kroner	353,218	U.S. Dollars	34,000	Toronto-Dominion Bank	(829)
6/21/23	U.S. Dollars	43,346	Euro	40,000	Bank of America	(865)
5/10/23	U.S. Dollars	21,493	Mexican Pesos	404,920	Toronto-Dominion Bank	(977)
6/30/23	U.S. Dollars	58,838	Indonesian Rupiahs	880,344,928	Citibank	(1,119)
6/21/23	U.S. Dollars	85,188	Canadian Dollars	117,000	Deutsche Bank	(1,263)
6/07/23	U.S. Dollars	26,143	Czech Republic Koruna	587,253	UBS	(1,306)
5/15/23	Czech Republic Koruna	3,174,277	U.S. Dollars	150,000	Morgan Stanley	(1,464)
5/15/23	Colombian Pesos	143,265,920	U.S. Dollars	32,000	BNP Paribas	(1,626)
6/30/23	U.S. Dollars	68,675	Indonesian Rupiahs	1,036,657,195	BNP Paribas	(1,930)
6/21/23	U.S. Dollars	60,914	British Pounds	50,000	Goldman Sachs	(1,994)
5/15/23	Colombian Pesos	156,416,400	British Pounds	28,000	Morgan Stanley	(2,039)
6/21/23	U.S. Dollars	104,780	Euro	96,686	State Street	(2,084)
6/07/23	U.S. Dollars	34,693	Czech Republic Koruna	792,624	HSBC	(2,355)
6/21/23	U.S. Dollars	110,706	British Pounds	90,000	Barclays	(2,528)
5/15/23	Japanese Yen	14,289,928	U.S. Dollars	108,000	Standard Chartered Bank	(2,872)
5/10/23	U.S. Dollars	117,057	Colombian Pesos	566,471,943	Bank of America	(3,202)
6/21/23	U.S. Dollars	96,230	Euro	90,000	BNP Paribas	(3,244)
6/21/23	U.S. Dollars	305,879	Euro	280,000	Citibank	(3,596)
8/31/23	U.S. Dollars	227,432	Mexican Pesos	4,259,468	JPMorgan Chase	(3,627)
6/21/23	U.S. Dollars	133,890	British Pounds	110,000	Morgan Stanley	(4,507)
6/21/23	Japanese Yen	14,000,000	U.S. Dollars	108,115	Morgan Stanley	(4,518)
6/21/23	U.S. Dollars	133,150	British Pounds	110,000	BNP Paribas	(5,247)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/21/23	Japanese Yen	23,000,000	U.S. Dollars	175,725	Barclays	$ (5,532)
5/10/23	U.S. Dollars	132,594	Mexican Pesos	2,517,912	Barclays	(7,131)
6/21/23	U.S. Dollars	193,396	British Pounds	160,000	Bank of America	(7,909)
6/21/23	U.S. Dollars	475,056	Euro	440,000	JPMorgan Chase	(11,261)
6/21/23	U.S. Dollars	386,020	Euro	360,000	Morgan Stanley	(11,875)
6/21/23	U.S. Dollars	598,651	Euro	555,000	UBS	(14,771)
6/21/23	Japanese Yen	51,000,000	U.S. Dollars	393,838	Goldman Sachs	(16,452)
5/10/23	U.S. Dollars	491,579	Mexican Pesos	9,249,304	JPMorgan Chase	(21,687)
Total Unrealized Depreciation						$(163,049)
Net Unrealized Depreciation						$ (47,257)

Written Call Option Contracts outstanding at April 30, 2023: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
10-Year U.S. Treasury Note Future	12	USD	1,382,438	115.50	5/5/2023	$ (5,438)
10-Year U.S. Treasury Note Future	3	USD	345,609	117.50	5/26/2023	(844)
10-Year U.S. Treasury Note Future	6	USD	691,219	115.00	5/26/2023	(6,469)
10-Year U.S. Treasury Note Future	13	USD	1,497,641	117.00	5/26/2023	(4,875)
10-Year U.S. Treasury Note Future	43	USD	4,953,734	116.50	5/26/2023	(21,500)
5-Year U.S. Treasury Note Future	1	USD	109,742	109.00	5/26/2023	(1,141)
5-Year U.S. Treasury Note Future	7	USD	768,195	111.00	5/26/2023	(2,297)
5-Year U.S. Treasury Note Future	11	USD	1,207,164	110.50	5/26/2023	(5,070)
5-Year U.S. Treasury Note Future	17	USD	1,865,617	109.75	5/26/2023	(12,484)
U.S. Treasury Long Bond Future	4	USD	526,625	132.00	5/26/2023	(6,250)
U.S. Treasury Long Bond Future	4	USD	526,625	132.50	5/26/2023	(5,438)
U.S. Treasury Long Bond Future	7	USD	921,594	131.00	5/26/2023	(14,437)
U.S. Treasury Long Bond Future	7	USD	921,594	134.00	5/26/2023	(5,906)
Total Written Call Options Contracts (Premiums Received $100,295)						$(92,149)

Written Put Option Contracts outstanding at April 30, 2023: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
10-Year U.S. Treasury Note Future	9	USD	1,036,828	113.00	5/26/2023	$ (1,969)
10-Year U.S. Treasury Note Future	14	USD	1,612,844	115.50	5/26/2023	(15,969)
10-Year U.S. Treasury Note Future	15	USD	1,728,047	111.50	5/26/2023	(938)
10-Year U.S. Treasury Note Future	23	USD	2,649,672	115.00	5/26/2023	(20,125)
10-Year U.S. Treasury Note Future	59	USD	6,796,984	114.50	5/26/2023	(37,797)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Written Put Option Contracts outstanding at April 30, 2023: Exchange Traded (continued)

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
3-Month SOFR 1-Year Mid Curve Future	182	USD	43,295,525	95.75	9/15/2023	$ (47,775)
3-Month SOFR 1-Year Mid Curve Future	108	USD	25,798,500	95.25	12/15/2023	(19,575)
3-Month SOFR 1-Year Mid Curve Future	264	USD	63,063,000	95.38	12/15/2023	(56,100)
5-Year U.S. Treasury Note Future	7	USD	768,195	110.00	5/5/2023	(4,320)
5-Year U.S. Treasury Note Future	7	USD	768,195	109.75	5/26/2023	(5,195)
5-Year U.S. Treasury Note Future	15	USD	1,646,133	110.00	5/26/2023	(13,359)
5-Year U.S. Treasury Note Future	23	USD	2,524,071	108.00	5/26/2023	(3,234)
5-Year U.S. Treasury Note Future	29	USD	3,182,524	109.25	5/26/2023	(14,500)
5-Year U.S. Treasury Note Future	56	USD	6,145,563	109.00	5/26/2023	(22,312)
5-Year U.S. Treasury Note Future	79	USD	8,669,634	109.50	5/26/2023	(48,758)
U.S. Treasury Long Bond Future	2	USD	263,313	129.00	5/26/2023	(1,375)
U.S. Treasury Long Bond Future	5	USD	658,282	130.00	5/26/2023	(5,000)
U.S. Treasury Long Bond Future	15	USD	1,974,845	132.00	5/26/2023	(28,594)
Total Written Put Options Contracts (Premiums Received $448,662)						$(346,895)

Written Call Option Contracts outstanding at April 30, 2023: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Chilean Peso vs. U.S. Dollar	Bank of America	2	USD	48,000	CLP	870.00	6/2/2023	$ (162)
South Korean Won vs. U.S. Dollar	Standard Chartered Bank	2	USD	32,000	KRW	1,330.00	5/3/2023	(238)
U.S. Dollar vs. Australian Dollar	Morgan Stanley	2	AUD	72,000	USD	0.68	6/16/2023	(231)
U.S. Dollar vs. Euro	Deutsche Bank	1	EUR	480,000	USD	1.15	7/19/2023	(1,380)
Total Written OTC Call Options Contracts (Premiums Received $2,300)								$(2,011)

Written Put Option Contracts outstanding at April 30, 2023: Over the Counter

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value
Brazilian Real vs. U.S. Dollar	Deutsche Bank	2	USD	100,000	BRL	4.90	5/12/2023	$ (371)
Chilean Peso vs. U.S. Dollar	Bank of America	2	USD	48,000	CLP	780.00	6/2/2023	(193)
Mexican Peso vs. U.S. Dollar	HSBC	2	USD	112,000	MXN	17.50	6/16/2023	(281)
U.S. Dollar vs. Euro	Goldman Sachs	1	EUR	3,646,000	USD	1.02	6/29/2023	(924)
Total Written OTC Put Options Contracts (Premiums Received $9,113)								$(1,769)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Written Call Interest Rate Swaption Contracts outstanding at April 30, 2023: Over the Counter

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate	Notional Amount	Value
Interest Rate Swap Maturing 03/18/2036	3.12% (Semi-Annually)	1-Day USD SOFR (Annually)	Goldman Sachs	3/16/2026	3.11%	712,000	$ (39,719)
Interest Rate Swap Maturing 03/18/2036	3.02% (Semi-Annually)	1-Day USD SOFR (Annually)	Goldman Sachs	3/16/2026	3.02	815,000	(42,152)
Interest Rate Swap Maturing 04/28/2036	3.07% (Semi-Annually)	1-Day USD SOFR (Annually)	Deutsche Bank	4/24/2026	3.07	695,900	(37,460)
Interest Rate Swap Maturing 04/29/2036	2.99% (Semi-Annually)	1-Day USD SOFR (Annually)	Barclays	4/27/2026	2.99	811,900	(41,006)
Total Written OTC Call Swaptions Contracts (Premiums Received $167,627)							$(160,337)

Written Put Interest Rate Swaption Contracts outstanding at April 30, 2023: Over the Counter

Description	Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Expiration Date	Exercise Rate	Notional Amount	Value
Interest Rate Swap Maturing 03/18/2036	1-Day USD SOFR (Annually)	3.12% (Semi-Annually)	Goldman Sachs	3/16/2026	3.11%	712,000	$ (33,717)
Interest Rate Swap Maturing 03/18/2036	1-Day USD SOFR (Annually)	3.02% (Semi-Annually)	Goldman Sachs	3/16/2026	3.02	815,000	(41,166)
Interest Rate Swap Maturing 04/28/2036	1-Day USD SOFR (Annually)	3.07% (Semi-Annually)	Deutsche Bank	4/24/2026	3.06	695,900	(34,586)
Interest Rate Swap Maturing 04/29/2036	1-Day USD SOFR (Annually)	2.99% (Semi-Annually)	Barclays	4/27/2026	2.99	811,900	(42,639)
Total Written OTC Put Swaptions Contracts (Premiums Received $167,627)							$(152,108)

Interest Rate Swap Contracts outstanding at April 30, 2023: Centrally Cleared

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
28-Day MXN-TIIE-BANXICO (Monthly)	11.63% (Monthly)	10/2/2023	MXN	11,755,000	$ 112	$ —	$ 112
3M CZK PRBOR (Quarterly)	6.74% (Annually)	6/21/2024	CZK	8,915,000	78	—	78
8.21% (Quarterly)	3M ZAR JIBAR (Quarterly)	6/21/2024	ZAR	4,501,000	488	—	488
0.20% (Annually)	1-Day JPY TONAR (Annually)	2/3/2025	JPY	55,288,094	(1,202)	—	(1,202)
0.21% (Annually)	1-Day JPY TONAR (Annually)	2/3/2025	JPY	55,288,093	(1,242)	—	(1,242)
3M ZAR JIBAR (Quarterly)	7.20% (Quarterly)	3/20/2025	ZAR	4,707,000	(2,039)	—	(2,039)
1-Day GBP Sterling Overnight Index Average Rate (At Maturity)	3.85% (At Maturity)	3/25/2025	GBP	1,030,000	(4,817)	—	(4,817)
3.10% (At Maturity)	1-Day EUR ESTR (At Maturity)	4/22/2025	EUR	1,150,000	(2,089)	213	(2,302)
3.11% (At Maturity)	1-Day EUR ESTR (At Maturity)	4/22/2025	EUR	40,000	(79)	32	(111)
3.50% (At Maturity)	2-Day USD SOFR (At Maturity)	4/22/2025	USD	430,000	(804)	8	(812)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Interest Rate Swap Contracts outstanding at April 30, 2023: Centrally Cleared (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day GBP Sterling Overnight Index Average Rate (At Maturity)	4.12% (At Maturity)	4/25/2025	GBP	350,000	$ (245)	$ 36	$ (281)
3.16% (At Maturity)	1-Day EUR ESTR (At Maturity)	4/29/2025	EUR	510,000	(1,357)	(292)	(1,065)
3.18% (At Maturity)	2-Day USD SOFR (At Maturity)	4/29/2025	USD	420,000	371	(56)	427
2.93% (At Maturity)	1-Day EUR ESTR (At Maturity)	4/30/2025	EUR	1,080,000	(215)	197	(412)
3.01% (At Maturity)	1-Day EUR ESTR (At Maturity)	4/30/2025	EUR	520,000	(579)	(385)	(194)
3M ZAR JIBAR (Quarterly)	7.70% (Quarterly)	6/19/2025	ZAR	4,980,000	(886)	—	(886)
4.62% (Quarterly)	3M CZK PRBOR (Quarterly)	6/19/2025	CZK	10,189,000	(429)	—	(429)
28-Day MXN-TIIE-BANXICO (Monthly)	8.42% (Monthly)	1/20/2028	MXN	1,953,000	(622)	—	(622)
28-Day MXN-TIIE-BANXICO (Monthly)	8.52% (Monthly)	3/28/2028	MXN	3,802,000	(443)	—	(443)
5.70% (Annually)	6M PLN WIBOR (Semi-Annually)	9/20/2028	PLN	592,000	(2,377)	—	(2,377)
6M CZK PRBOR (Semi-Annually)	4.32% (Annually)	9/20/2028	CZK	2,383,000	(694)	—	(694)
6M CZK PRBOR (Semi-Annually)	4.54% (Annually)	9/20/2028	CZK	2,031,000	338	—	338
2.85% (Annually)	2-Day USD SOFR (Annually)	2/15/2029	USD	2,329,000	62,401	8,077	54,324
3.27% (Annually)	2-Day USD SOFR (Annually)	4/30/2029	USD	1,815,000	688	4,476	(3,788)
3.85% (Annually)	2-Day USD SOFR (Annually)	6/30/2029	USD	5,264,000	(156,760)	6,062	(162,822)
3.25% (Annually)	2-Day USD SOFR (Annually)	9/30/2029	USD	2,157,000	2,952	888	2,064
2.00% (Annually)	2-Day USD SOFR (Annually)	3/18/2032	USD	2,112,000	199,394	15,194	184,200
6M EUR EURIBOR (Semi-Annually)	2.44% (Annually)	7/14/2032	EUR	157,000	(3,048)	—	(3,048)
3.15% (Annually)	2-Day USD SOFR (Annually)	2/14/2033	USD	85,804	(553)	—	(553)
0.89% (Annually)	1-Day JPY TONAR (Annually)	2/15/2033	JPY	32,506,100	(8,386)	—	(8,386)
0.90% (Annually)	1-Day JPY TONAR (Annually)	2/15/2033	JPY	97,518,300	(26,153)	—	(26,153)
0.92% (Annually)	1-Day JPY TONAR (Annually)	2/15/2033	JPY	94,155,600	(26,495)	—	(26,495)
1-Day EUR ESTR (Annually)	2.69% (Annually)	2/15/2033	EUR	76,611	(80)	—	(80)
3.28% (Annually)	2-Day USD SOFR (Annually)	2/24/2033	USD	42,741	(497)	—	(497)
1-Day EUR ESTR (Annually)	2.95% (Annually)	3/2/2033	EUR	38,573	404	—	404
3.45% (Annually)	2-Day USD SOFR (Annually)	3/2/2033	USD	42,940	(794)	—	(794)
1-Day EUR ESTR (Annually)	2.74% (Annually)	3/22/2033	EUR	36,055	41	—	41
3M CAD CIDOR (Semi-Annually)	3.30% (Semi-Annually)	3/27/2033	CAD	24,333	(76)	2	(78)
3M CAD CIDOR (Semi-Annually)	3.35% (Semi-Annually)	3/30/2033	CAD	49,469	8	(102)	110
3M CAD CIDOR (Semi-Annually)	3.28% (Semi-Annually)	4/25/2033	CAD	96,773	(333)	(453)	120
3.15% (Annually)	2-Day USD SOFR (Annually)	5/15/2048	USD	13,621,000	(165,763)	(35,867)	(129,896)
2.50% (Annually)	2-Day USD SOFR (Annually)	4/21/2052	USD	115,000	11,031	103	10,928
2.37% (Annually)	2-Day USD SOFR (Annually)	2/3/2053	USD	35,332	96	—	96
2.47% (Annually)	2-Day USD SOFR (Annually)	2/10/2053	USD	43,281	(78)	—	(78)
2.41% (Annually)	2-Day USD SOFR (Annually)	2/17/2053	USD	43,282	32	—	32
3.37% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	3/27/2053	CAD	10,544	(13)	(2)	(11)
3.40% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	3/30/2053	CAD	21,436	(122)	56	(178)
3.32% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	4/25/2053	CAD	41,935	203	376	(173)
Total					$(130,633)	$ (1,437)	$(129,196)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Interest Rate Swap Contracts outstanding at April 30, 2023: Over the Counter

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Counterparty	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day CLP CLICP (Semi-Annually)	1.65% (Semi-Annually)	Bank of America	5/28/2023	CLP	357,254,000	$ (22,120)	$—	$ (22,120)
12.06% (At Maturity)	1-Day COP COOVI (At Maturity)	Citibank	4/18/2024	COP	781,128,000	835	—	835
1-Day BRL BZDIO (At Maturity)	12.60% (At Maturity)	Bank of America	7/1/2024	BRL	775,150	(119)	—	(119)
1-Day BRL BZDIO (At Maturity)	12.97% (At Maturity)	Citibank	7/1/2024	BRL	461,495	281	—	281
1-Day BRL BZDIO (At Maturity)	12.97% (At Maturity)	Goldman Sachs	7/1/2024	BRL	279,086	167	—	167
11.90% (At Maturity)	1-Day COP COOVI (At Maturity)	Bank of America	10/19/2024	COP	405,074,000	196	—	196
1-Day BRL BZDIO (At Maturity)	11.92% (At Maturity)	Citibank	1/2/2026	BRL	820,099	845	—	845
1-Day BRL BZDIO (At Maturity)	11.80% (At Maturity)	Citibank	1/2/2026	BRL	578,798	279	—	279
1-Day BRL BZDIO (At Maturity)	11.75% (At Maturity)	Citibank	1/2/2026	BRL	563,000	107	—	107
Total						$(19,529)	$—	$(19,529)
Credit Default Swap Contracts outstanding - Buy Protection as of April 30, 2023:
Centrally Cleared
Reference Obligation	Fixed Deal Pay Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index Series 40 (Pay Quarterly)	5.00%	6/20/2028	USD	99,000	$ (1,993)	$ (716)	$ (1,277)
Markit iTraxx Europe Main Index Series (Pay Quarterly)	1.00%	6/20/2028	EUR	480,000	(4,871)	(3,549)	(1,322)
Markit iTraxx Europe Main Index Series (Pay Quarterly)	5.00%	6/20/2028	EUR	339,450	(12,144)	(6,510)	(5,634)
Total					$(19,008)	$(10,775)	$(8,233)

Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2023: Centrally Cleared

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date		Notional Amount(1)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index Series 40 (Pay Quarterly)	0.75%	1.00%	6/20/2028	USD	67,669,000	$841,401	$ 545,409	$295,992
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Credit Default Swap Contracts outstanding - Sell Protection as of April 30, 2023: Centrally Cleared (continued)

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date		Notional Amount(1)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade Index Series 40 (Pay Quarterly)	1.12%	1.00%	6/20/2033	USD	8,240,000	$ (70,397)	$(118,966)	$ 48,569
Total						$771,004	$ 426,443	$344,561

(1)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Credit Default Swap Contracts outstanding - Buy Protection at April 30, 2023: Over the Counter

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil, 4.25%, Due: 01/07/2025 (Pay Quarterly)	1.00%	12/20/2024	Barclays	USD	336,000	$ (1,920)	$ 2,754	$ (4,674)
Abbott Laboartories, 3.40%, Due: 11/30/2023 (Pay Quarterly)	1.00%	6/20/2027	JPMorgan Chase	USD	129,278	(3,250)	(2,492)	(758)
Federal Republic of Brazil, 4.25%, Due: 01/07/2025 (Pay Quarterly)	1.00%	6/20/2028	Barclays	USD	94,100	4,939	6,714	(1,775)
Republic of Chile, 3.24%, Due: 02/06/2028 (Pay Quarterly)	1.00%	6/20/2028	Bank of America	USD	79,000	(114)	794	(908)
Republic of Colombia, 10.38%, Due: 01/28/2033 (Pay Quarterly)	1.00%	6/20/2028	Barclays	USD	180,167	15,288	17,824	(2,536)
United Mexican States, 4.15%, Due: 03/28/2027 (Pay Quarterly)	1.00%	6/20/2028	Barclays	USD	109,036	513	2,053	(1,540)
Total						$15,456	$27,647	$(12,191)

Credit Default Swap Contracts outstanding - Sell Protection at April 30, 2023: Over the Counter

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Counterparty		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CMBX North America Index Series 14 (Pay Monthly)	0	3.0%	12/16/2072	Goldman Sachs	USD	40,000	$ (10,641)	$ (6,834)	$ (3,807)
Total							$(10,641)	$(6,834)	$(3,807)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Total Return Bond Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 35,468,599	$ —	$ 35,468,599
Corporate Bonds	—	148,816,962	111,673	148,928,635
Foreign Issuer Bonds	—	48,898,003	—	48,898,003
Mortgage-Backed Securities	—	266,651,378	—	266,651,378
Municipal Bonds	—	2,261,734	—	2,261,734
Term Loans	—	862,922	—	862,922
U.S. Government Obligations	—	95,730,534	—	95,730,534
Investment Companies	221,581,433	—	—	221,581,433
Short-Term Investments	56,822,503	10,431,093	—	67,253,596
Purchased Options	320,253	512,115	—	832,368
Total Assets – Investments at value	$278,724,189	$609,633,340	$111,673	$888,469,202
Liabilities:
Mortgage-Backed Securities	$ —	$ (16,799,556)	$ —	$ (16,799,556)
U.S. Government Obligations	—	(5,240,306)	—	(5,240,306)
Total Liabilities – Investments at value	$ —	$ (22,039,862)	$ —	$ (22,039,862)
Net Investments	$278,724,189	$587,593,478	$111,673	$866,429,340

Morningstar Total Return Bond Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$ 738,020	$ —	$—	$ 738,020
Forward Foreign Currency Exchange Contracts	—	115,792	—	115,792
Swap Agreements	—	1,143,488	—	1,143,488
Total Assets - Derivative Financial Instruments	$ 738,020	$ 1,259,280	$—	$ 1,997,300
Liabilities:
Futures Contracts	$(1,125,086)	$ —	$—	$(1,125,086)
Forward Foreign Currency Exchange Contracts	—	(163,049)	—	(163,049)
Written Options	(439,044)	(316,225)	—	(755,269)
Swap Agreements	—	(536,839)	—	(536,839)
Total Liabilities - Derivative Financial Instruments	$(1,564,130)	$(1,016,113)	$—	$(2,580,243)
Net Derivative Financial Instruments	$ (826,110)	$ 243,167	$—	$ (582,943)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar Municipal Bond Fund
	Par	Value
Municipal Bonds – 85.2%
Alabama – 3.0%
Alabama State Corrections Institution Finance Authority Revenue Bonds, 5.25%, 7/01/47	$ 500,000	$ 542,569
Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series A-1, Project No. 4, 4.00%, 6/01/25	990,000	992,541
Black Belt Energy Gas District Gas Prepay Revenue Bonds, Series A-1, Project No. 5, 4.00%, 10/01/26(a)(b)(c)	525,000	525,905
Black Belt Energy Gas District Gas Project Revenue Bonds, Series C-1, 5.25%, 6/01/29(a)(b)(c)	1,030,000	1,094,192
Black Belt Energy Gas District Gas Supply Revenue Refunding Bonds, 4.00%, 12/01/31(a)(b)(c)	500,000	501,679
Black Belt Energy Gas District Project Variable Revenue Bonds, Series B-2, (SIFMA Municipal Swap Index Yield + 0.65%), 4.51%, 10/01/27(a)(c)	250,000	241,314
Black Belt Energy Gas District Revenue Bonds, Project No. 7, 4.00%, 12/01/26(a)(b)(c)	2,110,000	2,103,887
Jefferson County Sewer Warrants Senior Lien Revenue Bonds, Series A (AGM Insured), 5.50%, 10/01/53	300,000	307,371
Lower Alabama Gas District Gas Project Revenue Bonds, 4.00%, 12/01/25(a)(b)(c)	500,000	499,932
Mobile Industrial Development Board PCR Bonds, Alabama Power Company Barry Plant Project, 1.00%, 6/26/25(a)(b)(c)	1,000,000	948,875
Southeast Alabama State Gas Supply District Revenue Bonds, Series A, Project No. 2, 4.00%, 6/01/24(a)(b)(c)	600,000	600,521
	Par	Value
Alabama (Continued)
Southeast Energy Authority Commodity Supply Revenue Bonds, Series B-1, Project No. 4, 5.00%, 8/01/28(a)(b)(c)	$150,000	$ 156,303
Tuscaloosa County IDA Gulf Opportunity Zone Revenue Refunding Bonds, Series A, Hunt Refining Project, 5.25%, 5/01/44(d)	410,000	361,545
University of South Alabama University Revenue Bonds (BAM Insured), 5.00%, 4/01/27	375,000	403,701
University of West Alabama University Revenue Refunding Bonds (AGM Insured), 5.00%, 1/01/27	505,000	534,772
		9,815,107
Alaska – 0.2%
Alaska State Municipal Bond Bank Authority Revenue Bonds, Series 2 (AMT), 5.00%, 12/01/29	590,000	648,347
Arizona – 0.8%
Arizona State IDA Education Revenue Bonds, Series B, Jerome Facilities Project, Social Bonds, 4.00%, 7/01/51	175,000	142,936
Maricopa County Industrial Development Authority Revenue Bonds, Series A, Banner Health, 4.00%, 1/01/41	250,000	245,085
Phoenix Civic Improvement Corp., Airport Senior Lien Revenue Refunding Bonds (AMT),
5.00%, 7/01/28	490,000	490,812
5.00%, 7/01/30	250,000	250,436

Pima County IDA Education Revenue Facility Revenue Bonds, Paideia Academies Project, 6.13%, 7/01/45(d)	240,000	240,624
Pima County IDA Education Revenue Refunding Bonds, Series A, 4.00%, 12/15/24(d)	260,000	256,785

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Arizona (Continued)

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Salt River Project, 5.00%, 1/01/32	$ 400,000	$ 463,055
Salt River Project Agricultural Improvement & Power District Electric System Revenue Refunding Bonds, Series A, 5.00%, 12/01/45	500,000	516,952
		2,606,685
Arkansas – 0.1%
Bentonville Sales & Use Tax Revenue Refunding Bonds, Series B, 1.05%, 11/01/46	385,000	376,736
California – 6.9%
Bay Area Toll Authority Toll Bridge Variable Revenue Bonds, San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 0.00%), 4.76%, 4/01/45	700,000	700,000
Bay Area Toll Bridge Authority Variable Revenue Refunding Bonds, San Francisco Bay, (SIFMA Municipal Swap Index Yield + 0.45%), 4.31%, 4/01/26(a)(c)	2,000,000	1,981,843
California Community Choice Financing Authority Variable Revenue Bonds, Clean Energy Project, Green Bonds, 5.00%, 10/01/30	450,000	465,631
California HFA Municipal Certificates Revenue Bonds, Series 2, Class A, 4.00%, 3/20/33	236,666	236,193
California PFA Revenue Refunding Bonds, Henry Mayo Newhall Hospital, 5.00%, 10/15/47	580,000	581,914
California State GO Unlimited Bonds, 4.25%, 9/01/52	125,000	126,361
California State GO Unlimited Refunding Bonds, 4.00%, 11/01/37	1,400,000	1,455,778
	Par	Value
California (Continued)
California State Health Facilities Financing Authority Revenue Refunding Bonds, Cedars Sinai Health System, 5.00%, 8/15/51	$ 550,000	$ 595,975
California State Infrastructure & Economic Development Bank National Charter Equitable School Revolving Fund Revenue Bonds, 5.00%, 11/01/57	100,000	103,124
California State Infrastructure & Economic Development Bank Revenue Refunding Bonds, Los Angeles County Museum of Natural History Foundation, 4.00%, 7/01/50	1,510,000	1,408,534
California State Municipal Finance Authority Refunding COPS, Series A, Palomar Health (AGM Insured), 5.25%, 11/01/52	110,000	117,133
California State Municipal Finance Authority Revenue Bonds, Charter School John Adams Academies-Lincoln Project, 5.00%, 10/01/57(d)	330,000	292,163
California State Municipal Finance Authority Revenue Refunding Bonds, Series A, Eisenhower Medical Center, 5.00%, 7/01/25	650,000	667,293
California State Municipal Finance Authority Senior Living Revenue Bonds, Mt. San Antonio Garden, 2.12%, 11/15/26	250,000	227,723
California State Municipal Finance Authority Senior Living Revenue Refunding Bonds, Mt. San Antonio Gardens Project, 5.00%, 11/15/39	300,000	281,053
California State Municipal Finance Authority Student Housing Revenue Bonds, CHF-Davis I, LLC-West Village, 5.00%, 5/15/36	1,130,000	1,180,465

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
California (Continued)
California State Municipal Finance Authority Student Housing Revenue Bonds, Series A-P3, Claremont Colleges Project, 5.00%, 7/01/30(d)	$320,000	$320,483
California State Municipal Finance Authority Student Housing Revenue Bonds, UCR North District Phase 1 (BAM Insured), 5.00%, 5/15/28	500,000	542,424
California State School Finance Authority Charter School Revenue Bonds, Series A, John Adams Academies, 5.00%, 7/01/52(d)	520,000	464,445
California State University Systemwide Revenue Bonds, Series C, 4.00%, 11/01/45	200,000	196,675
California Statewide Communities Development Authority Revenue Bonds, Lancer Educational Standard Housing Project, 5.00%, 6/01/34(d)	375,000	370,591
California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical, 5.50%, 12/01/58(d)	500,000	496,848
California Statewide Communities Development Authority Revenue Bonds, Series A, Enloe Medical Center (AGM Insured), 5.25%, 8/15/52	450,000	482,524
California Statewide Communities Development Authority Revenue Bonds, Series A, Loma Linda University Medical Center, 5.25%, 12/01/56(d)	250,000	239,341
California Statewide Communities Development Authority Special Assessment Bonds, Statewide Community Infrastructure Program, 5.00%, 9/02/34	100,000	105,091
	Par	Value
California (Continued)
California Tobacco Securitization Agency Tobacco Settlement Senior Revenue Refunding Bonds, Series A, 4.00%, 6/01/40	$ 300,000	$ 295,689
Cathedral City Redevelopment Agency Successor Agency Tax Allocation Revenue Refunding Bonds, Merged Redevelopment Project Area (BAM Insured), 4.00%, 8/01/26	250,000	257,103
Compton Community Redevelopment Agency Successor Agency Tax Allocation Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 8/01/42	250,000	275,207
CSCDA Community Improvement Authority Essential Housing Mezzanine Lien Revenue Bonds, City of Orange, 4.00%, 3/01/57(d)	200,000	141,702
Foothill Eastern Transportation Corridor Agency Toll Road Junior Lien Revenue Bonds, Series C, 5.00%, 1/15/26	200,000	206,896
Foothill Eastern Transportation Corridor Agency Toll Road Junior Lien Revenue Refunding Bonds, Series C, 4.00%, 1/15/43	250,000	240,742
Fresno Airport Revenue Refunding Bonds, Series B (AMT) (BAM Insured), 5.00%, 7/01/28	390,000	390,679
Los Angeles Department of Airports Airport Subordinate Revenue Bonds (AMT), Los Angeles International Airport, 5.00%, 5/15/34	510,000	531,192
Los Angeles Department of Airports Airport Subordinate Revenue Bonds, Series C (AMT), Los Angeles International Airport, 5.00%, 5/15/29	1,000,000	1,072,548
Los Angeles Department of Airports Subordinate Revenue Bonds, Series A (AMT), Private Activity, 4.00%, 5/15/41	1,000,000	972,661

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
California (Continued)
Mesa Water District COPS, 4.00%, 3/15/39	$300,000	$ 308,518
Newman-Crows Landing Unified School District GO Unlimited CABS, 0.00%, 8/01/25(e)	250,000	230,853
Port of Oakland Intermediate Lien Revenue Refunding Bonds (AMT), 5.00%, 11/01/29	250,000	275,367
Rocklin Community Facilities District No. 10 Special Tax Bonds, 5.00%, 9/01/34	150,000	154,823
Sacramento Railyards Community Facilities District No. 2018 Special Tax Bonds, 5.25%, 9/01/47(d)	550,000	558,305
San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series A, 4.00%, 7/01/37	300,000	308,686
San Diego County Regional Airport Authority Subordinate Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/01/39	525,000	552,804
San Francisco City & County Airports Commission International Airport Revenue Bonds, Series A (AMT), 5.00%, 5/01/44	250,000	260,117
San Mateo Foster City School District GO Unlimited Bonds, Series B, 4.00%, 8/01/48	500,000	500,472
Sunnyvale Financing Authority Lease Revenue Bonds, Civic Center Project, Green Bonds, 4.00%, 4/01/34	865,000	937,505
Susanville Natural Gas Revenue Refunding Bonds, Natural Gas Enterprise (AGM Insured), 3.00%, 6/01/26	595,000	598,461
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Refunding Bonds, San Diego Asset Securities, 5.00%, 6/01/35	100,000	108,305
		22,818,240
	Par	Value
Colorado – 3.5%
Aurora Crossroads Metropolitan District No. 2 Senior Lien GO Limited Bonds, Series A, 5.00%, 12/01/40	$ 500,000	$ 466,375
Colorado Educational & Cultural Authority Revenue Refunding Bonds, Prospect Ridge Academy Project (Moral Obligation Insured),
5.00%, 3/15/25	485,000	498,051
5.00%, 3/15/26	510,000	531,513
5.00%, 3/15/29	590,000	642,995
5.00%, 3/15/30	310,000	341,268
5.00%, 3/15/35	590,000	638,685

Colorado High Performance Transportation Enterprise Revenue Bonds, C-470 Express Lane, 5.00%, 12/31/56	1,000,000	971,377
Colorado State Bridge Enterprise Revenue Bonds (AMT), Central 70 Project, 4.00%, 12/31/24	630,000	632,781
Colorado State COPS,
6.00%, 12/15/40	1,000,000	1,211,764
6.00%, 12/15/41	500,000	603,694
Colorado State COPS, Series A,
4.00%, 12/15/35	1,250,000	1,300,268
4.00%, 12/15/36	200,000	205,969

Colorado State Health Facilities Authority Revenue Refunding Bonds, Parkview Medical Center, Inc., Project, Series B, 5.00%, 9/01/29	1,000,000	1,032,900
Denver City & County Airport Revenue Refunding Bonds, Series D (AMT),
5.00%, 11/15/24	500,000	510,980
5.75%, 11/15/41	325,000	373,671

Denver City & County Airport System Subordinate Revenue Refunding Bonds, Series A (AMT), 5.25%, 12/01/43	500,000	524,346
Denver Convention Center Hotel Authority Senior Revenue Refunding Bonds, 5.00%, 12/01/40	250,000	249,122

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Colorado (Continued)

Park Creek Metropolitan District Revenue Refunding Bonds, Series A (NATL, IBC Insured), 5.00%, 12/01/45	$ 500,000	$ 508,750
Public Authority for Colorado State Energy Natural Gas Purchase Revenue Bonds, 6.50%, 11/15/38	250,000	299,421
		11,543,930
Connecticut – 1.4%
Bridgeport GO Unlimited Bonds, Series A, 5.00%, 8/01/27	275,000	298,302
Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series K, Sacred Heart University, 5.00%, 7/01/27	400,000	431,041
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Forward Delivery, Stamford Hospital Issue, 4.00%, 7/01/42	250,000	234,303
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B-1, 5.00%, 1/01/25(a)(b)(c)	500,000	513,627
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, Series F, Masonicare Issue, 5.00%, 7/01/27	220,000	221,135
Connecticut State Health & Educational Facilities Authority Revenue Refunding Bonds, University of Hartford,
5.00%, 7/01/24	240,000	240,574
5.00%, 7/01/25	260,000	263,295
5.00%, 7/01/31	500,000	517,719
4.00%, 7/01/39	120,000	104,613
4.00%, 7/01/49	100,000	78,219

Connecticut State HFA Mortgage Finance Program Variable Revenue Bonds, Series A-4, Social Bonds, (SIFMA Municipal Swap Index Yield + 0.30%), 4.16%, 11/15/24(a)(c)	1,000,000	992,294
	Par	Value
Connecticut (Continued)

Hamden GO Unlimited Refunding Bonds, Series A (BAM Insured), 5.00%, 8/01/24	$ 500,000	$ 509,935
Hamden Revenue Refunding Bonds, Whitney Center Project, 5.00%, 1/01/40	125,000	109,778
		4,514,835
Delaware – 0.1%
Kent County Student Housing & Dining Facilities Revenue Bonds, CHF-Dover LLC-Delaware State University Project,
5.00%, 7/01/32	250,000	253,197
5.00%, 7/01/48	100,000	92,327
		345,524
District of Columbia – 1.4%
District of Columbia Hospital Revenue Refunding Bonds, Children's Hospital, 5.00%, 7/15/44	300,000	305,294
District of Columbia Revenue Bonds, Ingleside Rock Creek Project, 5.00%, 7/01/52	400,000	332,331
District of Columbia Revenue Bonds, KIPP DC Project, 4.00%, 7/01/39	100,000	92,769
District of Columbia University Revenue Refunding Bonds, Georgetown University, 5.00%, 4/01/29	350,000	375,919
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds, Dulles Metrorail & Capital Improvement Projects, Series B, 4.00%, 10/01/35	350,000	357,564
Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT),
5.00%, 10/01/25	1,000,000	1,038,641
5.00%, 10/01/43	500,000	518,935
5.00%, 10/01/46	500,000	526,025

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
District of Columbia (Continued)

Washington Metropolitan Area Transit Authority Dedicated Revenue Bonds, Series A, Green Bonds, 5.50%, 7/15/51	$ 525,000	$ 604,038
Washington Metropolitan Area Transit Authority Gross Revenue Bonds, 5.00%, 7/01/43	300,000	315,384
		4,466,900
Florida – 4.2%
Alachua County Health Facilities Authority Revenue Bonds, Shands Teaching Hospital & Clinics, 5.00%, 12/01/44	500,000	500,965
Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/01/36	750,000	802,156
Capital Trust Agency Sustainability Revenue Bonds, The Marie, 4.00%, 6/15/24(d)	105,000	103,899
Central Florida Expressway Authority Senior Lien Revenue Refunding Bonds, 5.00%, 7/01/42	350,000	367,921
Collier County Water-Sewer District Revenue Bonds, 4.00%, 7/01/40	500,000	503,100
Florida State Board of Education Public Education GO Unlimited Refunding Bonds, Capital Outlay, Series E, 5.00%, 6/01/31	1,000,000	1,043,747
Florida State Municipal Power Agency Revenue Refunding Bonds, Series A, 5.00%, 10/01/31	300,000	318,222
Greater Orlando Aviation Authority Airport Facilities Revenue Bonds, Series A (AMT), 5.00%, 10/01/40	500,000	507,811
JEA Electric System Revenue Refunding Bonds, Series Three A, 4.00%, 10/01/37	1,395,000	1,410,647
Lee County IDA Healthcare Facilities Revenue Bonds, Shell Point/Waterside Health Project, 5.00%, 11/15/39	300,000	293,067
Lee County Local Optional Gas TRB, 5.25%, 8/01/49	355,000	387,429
	Par	Value
Florida (Continued)
Lee Memorial Health System Hospital Revenue Refunding Bonds, Series A-1, 5.00%, 4/01/44	$600,000	$625,236
Leon County School District Sales TRB, 4.00%, 9/01/26	800,000	802,687
Miami-Dade County Aviation Revenue Bonds, Series A (AMT), 5.00%, 10/01/49	500,000	514,205
Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/33	500,000	506,667
Miami-Dade County COPS, Series A, Prerefunded, 5.00%, 5/01/24(a)(b)(c)(f)	300,000	304,606
Miami-Dade County Educational Facilities Authority Revenue Refunding Bonds, Series A, University of Miami, 5.00%, 4/01/30	250,000	258,407
Miami-Dade County Seaport Revenue Refunding Bonds, Series A (AMT), Senior Bonds, 5.25%, 10/01/52	500,000	534,161
Miami-Dade County, Florida Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/01/34	290,000	293,548
Osceola County Florida Transportation Revenue Refunding CABS, Series A-2,
0.00%, 10/01/25(e)	125,000	112,486
0.00%, 10/01/26(e)	275,000	236,709
0.00%, 10/01/27(e)	360,000	295,948

Polk County Utility System Revenue Refunding Bonds, 4.00%, 10/01/43	400,000	393,553
Sarasota County Public Hospital District Revenue Bonds, Sarasota Memorial Hospital Project, 5.00%, 7/01/52	250,000	262,990
Tampa Hospital Revenue Bonds, H. Lee Moffitt Cancer Center,
5.00%, 7/01/25	150,000	155,255
5.00%, 7/01/26	125,000	131,475
5.00%, 7/01/27	125,000	133,488

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Florida (Continued)

Village Community Development District No. 13 Special Assessment Bonds, Limited Offering, 2.62%, 5/01/24	$245,000	$ 240,918
Village Community Development District No. 14 Special Assessment Revenue Bonds, 5.50%, 5/01/53	240,000	234,014
Volusia County Educational Facilities Authority Revenue Refunding Bonds, Embry-Riddle Aeronautical, 5.00%, 10/15/44	500,000	525,596
Wildwood Utility Dependent District Senior Lien Revenue Bonds, South Sumter Utility Project (BAM Insured), 5.00%, 10/01/41	465,000	505,970
Wildwood Utility Dependent District Subordinate Revenue Bonds, South Sumter Utility Project (BAM Insured), 5.00%, 10/01/36	400,000	456,255
		13,763,138
Georgia – 2.2%
Atlanta Airport Passenger Facility Charge Subordinate Revenue Bonds, Series C, 5.00%, 7/01/40	365,000	409,415
Atlanta Development Authority Senior Lien Revenue Bonds, Series A-1, 5.00%, 7/01/30	200,000	208,681
Bartow County Development Authority Revenue Refunding Bonds, Georgia Power Company Plant Bowen Project, 1.80%, 9/01/29	250,000	211,861
Fulton County Development Authority Transportation Corp., Toll Revenue Refunding Bonds, Robert W. Woodruff Arts Center, Inc., Project, 5.00%, 3/15/32	200,000	221,079
	Par	Value
Georgia (Continued)
Gainesville & Hall County Hospital Authority Revenue Refunding Bonds, Northeast Georgia Health System, Inc., Project, 5.00%, 2/15/37	$ 500,000	$ 528,607
Glynn-Brunswick Memorial Hospital Authority Revenue Refunding Anticipation Certificates Bonds, Southeast Georgia Health System, 5.00%, 8/01/34	530,000	543,219
Griffin-Spalding County Hospital Authority Revenue Anticipation Certificates Bonds, Wellstar, 5.00%, 4/01/35	150,000	157,843
Main Street Natural Gas, Inc. Gas Supply Revenue Bonds, Series C, 4.00%, 11/01/27(a)(d)	1,000,000	961,842
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 4.00%, 9/01/27(a)(b)(c)	1,625,000	1,632,186
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series B,
5.00%, 6/01/29(a)(b)(c)	200,000	209,847
5.00%, 3/01/30(a)(b)(c)	335,000	357,920

Main Street Natural Gas, Inc., Gas Supply Variable Revenue Bonds, Series B, 4.00%, 12/02/24(a)(b)(c)	100,000	100,493
Municipal Electric Authority of Georgia Power Revenue Refunding Bonds, Series HH, 5.00%, 1/01/29	500,000	541,484
Municipal Electric Authority of Georgia Revenue Bonds, Plant Vogtle Units 3&4 Project (AGM Insured), 5.00%, 7/01/55	250,000	261,681
Private Colleges & Universities Authority Revenue Refunding Bonds, Series B, Emory University, 4.00%, 9/01/40	1,000,000	1,011,882
		7,358,040

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Guam – 0.1%
Guam Government Business Privilege Tax Revenue Refunding Bonds, Series F, 4.00%, 1/01/42	$250,000	$224,322
Illinois – 7.1%
Chicago Board of Education GO Unlimited Bonds, Series A,
5.00%, 12/01/38	500,000	509,028
5.00%, 12/01/42	250,000	248,446

Chicago Board of Education GO Unlimited Bonds, Series D, 5.00%, 12/01/46	350,000	343,910
Chicago City Colleges Capital Appreciation GO Unlimited Bonds (NATL Insured), 0.00%, 1/01/30(e)	750,000	574,359
Chicago GO Unlimited Bonds, Project & Refunding Series A, 5.25%, 1/01/30	500,000	502,863
Chicago GO Unlimited Bonds, Series A, 5.50%, 1/01/49	100,000	104,132
Chicago GO Unlimited Bonds, Series A, Chicago Works, 5.50%, 1/01/39	250,000	272,372
Chicago Heights Multifamily Variable Revenue Bonds, Olympic Village Apartments Project (FHA Insured, Housing & Urban Development Sector 8 Program), 2.87%, 8/01/25(a)(b)(c)	500,000	487,890
Chicago O'Hare International Airport Passenger Facility Charge Revenue Refunding Bonds (AMT), 5.00%, 1/01/32	500,000	500,333
Chicago O'Hare International Airport Senior Lien General Revenue Bonds, Series D (AMT), 5.00%, 1/01/26	140,000	144,992
Chicago O'Hare International Airport Senior Lien Revenue Refunding Bonds (AMT), 5.00%, 1/01/28	680,000	724,938
	Par	Value
Illinois (Continued)

Chicago O'Hare International Airport Senior Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 1/01/31	$ 250,000	$ 270,777
Chicago Park District GO Limited Tax Refunding Bonds, Series B, 5.00%, 1/01/26	395,000	398,544
Chicago Special Assessment Refunding Bonds, Lakeshore East Project, 2.87%, 12/01/27(d)	254,000	238,309
Chicago Transit Authority Sales Tax Receipts Revenue Bonds, 5.25%, 12/01/49	495,000	502,285
Chicago Wastewater Transmission Second Lien Revenue Bonds, 5.00%, 1/01/39	500,000	501,228
Illinois State Finance Authority Revenue Refunding Bonds, Series A, 4.00%, 7/15/39	250,000	253,126
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Bradley University Project, 4.00%, 8/01/43	250,000	219,841
Illinois State Finance Authority Revenue Refunding Bonds, Series A, Lutheran Communities, 5.00%, 11/01/40	350,000	298,536
Illinois State Finance Authority Revenue Refunding Bonds, Series A, The Carle Foundation, 5.00%, 2/15/45	250,000	255,337
Illinois State Finance Authority Variable Revenue Bonds, Series B-2, 5.00%, 11/15/26(a)(b)(c)	925,000	967,929
Illinois State GO Unlimited Bonds,
5.50%, 5/01/25	845,000	877,083
5.50%, 7/01/26	460,000	461,847
5.25%, 7/01/28	790,000	792,805
Illinois State GO Unlimited Bonds, Series B,
5/01/30 (g)	1,500,000	1,660,199
5.00%, 10/01/31	250,000	277,350
5/01/47 (g)	100,000	109,395

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Illinois (Continued)

Illinois State GO Unlimited Refunding Bonds, 5.00%, 2/01/26	$ 60,000	$ 62,486
Illinois State GO Unlimited Refunding Bonds, Series A, 5.00%, 10/01/25	110,000	113,903
Illinois State GO Unlimited Refunding Bonds, Series B, 5.00%, 10/01/28	250,000	271,554
Illinois State Housing Development Authority MFH Variable Revenue Bonds, Marshall Field Garden (FNMA LOC), (SIFMA Municipal Swap Index Yield + 1.00%), 4.86%, 5/15/25(a)(c)	500,000	499,897
Illinois State Sales Tax Revenue Refunding Bonds, Subseries D (BAM, TCRS Insured), 3.00%, 6/15/31	390,000	378,544
Illinois State Sports Facilities Authority State Tax Supported Revenue CABS (AMBAC Insured), 0.00%, 6/15/25(e)	95,000	86,966
Illinois State Sports Facilities Authority State Tax Supported Revenue Refunding Bonds (AGM Insured), 5.00%, 6/15/27	400,000	405,445
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.00%, 1/01/46	750,000	808,581
Illinois State Toll Highway Authority Senior Revenue Bonds, Series A,
5.00%, 1/01/40	500,000	551,427
5.00%, 1/01/45	250,000	272,061

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 1/01/31	525,000	592,572
Kane, Cook & Dupage Counties, Illinois School District, GO Unlimited Refunding Bonds, Series D, 5.00%, 1/01/28	215,000	216,657
Metropolitan Pier & Exposition Authority Dedicated Capital Appreciation Tax Revenue Refunding Bonds, Series B, McCormick Project (AGM Insured), 0.00%, 6/15/26(e)	250,000	224,303
	Par	Value
Illinois (Continued)
Metropolitan Pier & Exposition Authority Revenue Refunding Bonds, McCormick Place Expansion,
4.00%, 12/15/42	$375,000	$343,212
4.00%, 6/15/52	245,000	210,161
Metropolitan Pier & Exposition Authority Revenue Refunding Bonds, McCormick Place Expansion Project,
5.00%, 6/15/42	500,000	513,023
5.00%, 6/15/50	500,000	505,022

Metropolitan Pier & Exposition Authority Revenue Refunding CABS, McCormick Place Expansion, 0.00%, 12/15/35(e)	150,000	86,714
Northern University Board of Trustees Revenue Bonds, Auxiliary Facilities System (BAM Insured),
5.00%, 10/01/25	325,000	337,635
5.00%, 10/01/26	250,000	263,195

Peoria County School District No. 150 GO Unlimited Refunding Bonds, Series A (AGM Insured), 4.00%, 12/01/26	390,000	405,323
Regional Transportation Authority Revenue Bonds, Series B (NATL Insured), 5.50%, 6/01/27	350,000	374,872
Sales Tax Securitization Corp., Second Lien Revenue Refunding Bonds, Series A, 4.00%, 1/01/38	250,000	248,252
Sangamon Logan & Menard Counties Community Unit School District No. 15 GO Unlimited Bonds, Series B (BAM Insured),
5.00%, 12/01/25	300,000	313,303
4.00%, 12/01/39	250,000	251,427

Springfield Illinois Electric Senior Lien Revenue Refunding Bonds, 5.00%, 3/01/29	590,000	604,685

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Illinois (Continued)
Waukegan City Lake County Water & Sewer System Revenue Refunding Bonds (AGM Insured),
5.00%, 12/30/26	$ 200,000	$ 215,142
4.00%, 12/30/38	500,000	508,064
4.00%, 12/30/40	500,000	504,118

Waukegan GO Unlimited Bonds, Series A (AGM Insured), 5.00%, 12/30/32	250,000	257,823
Will County Community High School District No. 210 Lincoln-Way Refunding GO Unlimited Refunding Bonds (AGM Insured), 4.00%, 1/01/34	650,000	669,880
		23,594,101
Indiana – 2.2%
Fort Wayne Redevelopment Authority Lease Rental Revenue Refunding Bonds, Grand Wayne Center Project (State Intercept Program), 4.00%, 2/01/26	760,000	781,888
Indiana Bond Bank Revenue CABS, Hamilton Co., Projects,
0.00%, 7/15/25(e)	450,000	418,328
0.00%, 7/15/28(e)	900,000	764,784
0.00%, 1/15/29(e)	560,000	468,488

Indiana Finance Authority Educational Facilities Revenue Refunding Bonds, Series A, Depauw University Project, 5.50%, 7/01/52	255,000	266,994
Indiana State Finance Authority Variable Revenue Refunding Bonds, Deaconess Health System, (SIFMA Municipal Swap Index Yield + 0.30%), 4.16%, 3/01/27(a)(c)	1,390,000	1,357,457
Knox Middle School Building Corp., Revenue Bonds (State Intercept Program), 5.00%, 1/15/27	440,000	475,532
Upland Economic Development Revenue Refunding Bonds, Taylor University Project, 4.00%, 9/01/24	570,000	573,057
	Par	Value
Indiana (Continued)
Vinton-Tecumseh School Building Corp., Ad Valorem Property Tax First Mortgage Revenue Bonds (State Intercept Program),
4.00%, 7/15/26	$530,000	$ 547,577
4.00%, 1/15/27	540,000	561,797
4.00%, 7/15/27	550,000	576,220

Whiting Environmental Facilities Revenue Refunding Bonds (AMT), BP Products North America, 5.00%, 6/05/26(a)(b)(c)	440,000	452,532
		7,244,654
Kentucky – 1.8%
Fayette County School District Finance Corp., Revenue Bonds, Series A (State Intercept Program), 4.00%, 5/01/38	250,000	248,886
Kenton County Airport Board Revenue Refunding Bonds, 5.00%, 1/01/32	400,000	422,176
Kentucky Bond Development Corp., Educational Facilities Revenue Refunding Bonds, Transylvania University Project, 5.00%, 3/01/27	155,000	165,169
Kentucky State Economic Development Finance Authority Health System Revenue Bonds, Norton Healthcare, Inc., Series B (NATL Insured), 0.00%, 10/01/24(e)	280,000	265,246
Kentucky State Economic Development Finance Authority Revenue Bonds, Owensboro Health, 5.25%, 6/01/50	250,000	252,219
Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Masonic Home Independent Living,
5.00%, 5/15/36	200,000	169,041
5.00%, 5/15/46	100,000	74,353

Kentucky State Economic Development Finance Authority Revenue Refunding Bonds, Series B, Owensboro Health, 5.00%, 6/01/40	300,000	302,188

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Kentucky (Continued)

Kentucky State Interlocal School Transportation Association Equipment Lease COPS (State Intercept Program), 4.00%, 3/01/29	$ 310,000	$ 318,469
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A-1, 4.00%, 6/01/25(a)(b)(c)	500,000	500,534
Kentucky State Public Energy Authority Revenue Bonds, Series B, Gas Supply, 4.00%, 1/01/25(a)(b)(c)	650,000	651,585
Kentucky State University COPS, Kentucky State University Project (BAM Insured), 5.00%, 11/01/24	230,000	235,868
Louisville & Jefferson County Metro Government PCR Refunding Bonds (AMT), Louisville Gas & Electric, 1.35%, 11/01/27	1,500,000	1,339,215
Louisville & Jefferson County Metropolitan Government Health System Variable Revenue Bonds, Norton Healthcare, Inc., 5.00%, 10/01/26(a)(b)(c)	1,000,000	1,046,530
		5,991,479
Louisiana – 1.0%
East Baton Rouge Parish Sewerage Commission Revenue Refunding Bonds, Series A,
5.00%, 2/01/25	475,000	492,057
5.00%, 2/01/26	100,000	105,665

East Baton Rouge Parish Sewerage Commission Variable Revenue Refunding Bonds, Series A, 1.30%, 2/01/28(a)(b)(c)	500,000	425,969
Louisiana Public Facilities Authority Revenue Refunding Bonds, Loyola University Project,
5.00%, 10/01/25	250,000	257,316
5.00%, 10/01/26	215,000	224,511

Saint James Parish Variable Revenue Bonds, Nustar Logistics, 5.85%, 6/01/25(a)(d)	525,000	538,380
	Par	Value
Louisiana (Continued)

Saint John The Baptist Parish Revenue Refunding Bonds, Marathon Oil Corp., Project, 4.05%, 7/01/26(a)(b)(c)	$1,250,000	$1,243,344
Saint John The Baptist Parish Variable Revenue Refunding Bonds, Marathon Oil Corp., Project, 2.38%, 7/01/26(a)(b)(c)	125,000	118,197
		3,405,439
Maine – 0.4%
Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series A, 5.00%, 7/01/27	215,000	230,900
Maine Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A (State Aid Withholding), 5.00%, 7/01/28	650,000	698,333
Maine State Finance Authority Student Loan Revenue Refunding Bonds (AMT) (AGM Insured), 5.00%, 12/01/24	500,000	509,448
		1,438,681
Maryland – 2.6%
Baltimore Convention Center Hotel Revenue Refunding Bonds, Convention Center Hotel, 5.00%, 9/01/39	500,000	492,814
Maryland State Community Development Administration Department Housing & Community Development Revenue Bonds, Social Bonds (GNMA, FNMA, FHLMC Insured), 5.05%, 3/01/47	500,000	517,463
Maryland State Community Development Administration Housing Revenue Bonds, Series I, Rosemont L.P., 4.38%, 1/01/25(d)	1,000,000	995,110

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Maryland (Continued)
Maryland State Department of Transportation Revenue Bonds (AMT), Baltimore Washington International, 4.00%, 8/01/37	$ 250,000	$ 249,732
Maryland State Economic Development Corp., Private Activity Revenue Bonds (AMT), Purple Line Light Rail Project, Green Bonds,
5.00%, 11/12/28	500,000	514,313
5.25%, 6/30/55	1,000,000	1,011,496

Maryland State Economic Development Corp., Revenue Bonds (AMT), Seagirt Marine Terminal Projects, 5.00%, 6/01/44	500,000	513,983
Maryland State Economic Development Corp., Senior Lien Revenue Bonds, Annapolis Mobility & Resilience, 5.00%, 12/31/42	145,000	150,808
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Adventist Healthcare Obligated, 5.50%, 1/01/31	400,000	428,335
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Health System,
5.00%, 7/01/24	350,000	355,517
5.00%, 7/01/27	1,320,000	1,410,694

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Adventist Healthcare, 4.00%, 1/01/26	875,000	877,977
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Broadmead Issue, 4.00%, 7/01/35	285,000	264,161
	Par	Value
Maryland (Continued)

Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Series A, Mercy Medical Center, 4.00%, 7/01/42	$120,000	$ 108,634
Maryland State Health & Higher Educational Facilities Authority Revenue Refunding Bonds, Stevenson University Project, 4.00%, 6/01/51	325,000	283,171
Maryland State Health & Higher Educational Facilities Authority Variable Revenue Refunding Bonds, University of Maryland, 5.00%, 7/01/27(a)(b)(c)	200,000	212,146
Montgomery County Housing Opportunities Commission Multifamily & Reconstruction Development Revenue Bonds, Series C (FHA 542 (C) Insured), 2.85%, 1/01/51	250,000	182,443
Washington County Economic Development Revenue Refunding Bonds, Homewood Maryland Obligated Group Project, 4.00%, 5/01/42	225,000	168,751
		8,737,548
Massachusetts – 1.2%
Massachusetts State Development Finance Agency Revenue Bonds, UMass Boston Student Housing Project, 5.00%, 10/01/48	500,000	473,823
Massachusetts State Development Finance Agency Revenue Refunding Bonds, Lasell University,
4.00%, 7/01/25	235,000	231,167
4.00%, 7/01/26	240,000	235,309

Massachusetts State Development Finance Agency Revenue Refunding Bonds, Series F, Lahey Clinic Obligated Group, 5.00%, 8/15/45	250,000	254,094

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Massachusetts (Continued)

Massachusetts State Development Financing Agency Variable Revenue Bonds, Partners Healthcare System, (SIFMA Municipal Swap Index Yield + 0.60%), 4.46%, 1/29/26(a)(d)	$1,000,000	$ 987,993
Massachusetts State GO Limited Refunding Bonds, Series B, 5.00%, 7/01/34	1,350,000	1,563,484
Massachusetts State Port Authority Revenue Bonds, Series E (AMT), 5.00%, 7/01/27	365,000	388,906
		4,134,776
Michigan – 2.0%
Detroit Downtown Development Authority Tax Allocation Increment Revenue Refunding Bonds, Series A, Catalyst Development Project (AGM Insured),
5.00%, 7/01/43	100,000	100,160
5.00%, 7/01/48	200,000	198,936

Detroit GO Unlimited Bonds, 5.00%, 4/01/27	50,000	51,819
Detroit GO Unlimited Bonds, Series A, Social Bonds, 4.00%, 4/01/40	250,000	221,937
Gerald R. Ford International Airport Authority Revenue Bonds (AMT) (County Gtd), 5.00%, 1/01/51	525,000	553,139
Great Lakes Water Authority Sewage Disposal System Second Lien Revenue Refunding Bonds, Series C, 5.00%, 7/01/36	495,000	520,102
Michigan State Finance Authority Limited Obligation Revenue Refunding Bonds, Lawrence Technological University, 4.00%, 2/01/27	185,000	179,923
Michigan State Finance Authority Local Government Loan Program Revenue Refunding Bonds,
5.00%, 7/01/29	425,000	440,341
4.50%, 10/01/29	250,000	251,369
	Par	Value
Michigan (Continued)

Michigan State Finance Authority Revenue Bonds, Local Government Loan Program, 5.00%, 7/01/33	$ 350,000	$ 361,005
Michigan State Finance Authority Revenue Refunding Bonds, Trinity Health Credit Group, 4.00%, 12/01/35	515,000	526,839
Michigan State Finance Authority Variable Revenue Refunding Bonds, Beaumont Spectrum, (SIFMA Municipal Swap Index Yield + 0.75%), 4.61%, 4/15/27(a)(c)	1,500,000	1,467,734
Michigan State Hospital Finance Authority Revenue Refunding Bonds, Ascenion Senior, 5.00%, 11/15/47	420,000	430,039
Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Consumers Energy Co., 1.80%, 10/01/24(a)(b)(c)	500,000	484,648
Michigan State Strategic Fund Limited Obligation Variable Revenue Bonds (AMT), Green Bonds, 4.00%, 10/01/26(a)(b)(c)	100,000	99,336
Wayne County Airport Authority Junior Lien Revenue Refunding Bonds, Series A, 5.00%, 12/01/26	500,000	536,182
Wayne State University Revenue Refunding Bonds, Series A (BAM, TCRS Insured), 5.00%, 11/15/27	300,000	318,195
		6,741,704
Minnesota – 0.1%
City of Shakopee Senior Housing Revenue Bonds, Benedictine Living Community of Shakopee LLC Project, 5.85%, 11/01/25(a)(d)	250,000	245,747

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Mississippi – 0.1%
Mississippi State Hospital Equipment & Facilities Authority Adjustable Revenue Refunding Bonds, North Mississippi Health, 5.00%, 3/01/27(a)(b)(c)	$265,000	$ 279,735
Missouri – 0.9%
Central Southwest Community College District COPS,
5.00%, 3/01/26	225,000	237,692
5.00%, 3/01/27	225,000	242,797

Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke's Health System, Inc., 5.00%, 11/15/30	250,000	263,775
Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds,
5.00%, 2/15/26	200,000	206,685
5.00%, 2/15/27	215,000	225,231
5.00%, 2/15/28	250,000	265,219
Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Bethesda Health Group, Inc.,
4.00%, 8/01/24	320,000	317,413
4.00%, 8/01/26	200,000	195,406

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Webster University Project, 5.00%, 4/01/26	500,000	500,940
Saint Louis County IDA Senior Living Facilities Revenue Refunding Bonds, Friendship Village St. Louis, 5.00%, 9/01/48	500,000	427,188
		2,882,346
	Par	Value
Nebraska – 0.6%
Douglas County Educational Facilities Variable Revenue Refunding Bonds, Creighton University Project, (SIFMA Municipal Swap Index Yield + 0.53%), 4.39%, 9/01/26(a)(c)	$ 740,000	$ 727,554
Douglas County Hospital Authority No. 2 Revenue Bonds, Children's Hospital Obligated Group, 5.00%, 11/15/25(a)(b)(c)	600,000	620,132
Gretna COPS, 5.00%, 12/15/25	500,000	515,603
		1,863,289
Nevada – 1.3%
Clark County PCR Refunding Bonds, Southern California Edison Company, 2.10%, 6/01/31	250,000	207,963
Clark County School District GO Limited Refunding Bonds, Series E, 5.00%, 6/15/25	1,330,000	1,386,609
Clark County Stadium Improvement GO Limited Bonds, Series A, 5.00%, 5/01/48	500,000	529,435
Las Vegas Convention & Visitors Authority Convention Center Expansion Revenue Bonds, Series B, 5.00%, 7/01/43	250,000	262,145
Las Vegas New Convention & Visitors Authority Revenue Bonds, Series B, 5.00%, 7/01/37	1,000,000	1,082,274
Las Vegas Special Improvement District No. 814 Summerlin Village 21 & 24A Special Assessment Bonds, 4.00%, 6/01/49	95,000	77,766

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Nevada (Continued)
Reno Sales Tax First Lien Revenue Refunding Bonds, Retrac-Reno Transportation Rail Access Corridor Project, 5.00%, 6/01/48	$500,000	$ 519,269
Sparks Nevada Tourism Improvement District No. 1 Sales Tax Senior Lien Revenue Refunding Bonds, Series A, 2.50%, 6/15/24(d)	100,000	97,795
		4,163,256
New Hampshire – 0.4%
National Finance Authority Municipal Certificates Revenue Bonds, Series 1-A, 4.13%, 1/20/34	881,029	862,758
National Finance Authority Revenue Bonds, Series A, 4.00%, 7/01/51	250,000	246,167
New Hampshire State Health & Education Facilities Authority Revenue Refunding Bonds, Kendal at Hanover Issue, 5.00%, 10/01/36	180,000	179,833
		1,288,758
New Jersey – 2.9%
Atlantic City Board Of Education GO Unlimited Refunding Bonds (AGM School Board Resource Fund Insured), 4.00%, 4/01/25	350,000	355,909
Garden State Preservation Trust Open Space & Farmland Preservation Revenue Bonds, Series A (AGM Insured), 5.75%, 11/01/28	400,000	439,756
New Jersey State EDA Energy Facility Revenue Bonds, Series A (AMT), UMM Energy Partners,
5.00%, 6/15/37	190,000	190,053
5.12%, 6/15/43	350,000	350,066

New Jersey State EDA Motor Vehicle Surcharge Revenue Refunding Bonds, Subseries A, 3.38%, 7/01/30	250,000	244,245
New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project, 5.37%, 1/01/43	100,000	100,337
	Par	Value
New Jersey (Continued)

New Jersey State EDA Revenue Bonds, Portal North Bridge Project NJ Transit, 5.25%, 11/01/41	$ 235,000	$ 259,824
New Jersey State EDA Revenue Bonds, Provident Group Rowan Properties LLC, 5.00%, 1/01/48	125,000	113,478
New Jersey State EDA Revenue Refunding Bonds, Cranes Mill Project, 5.00%, 1/01/49	260,000	214,958
New Jersey State EDA Revenue Refunding Bonds, Series A, United Methodist Homes, Prerefunded, 5.00%, 7/01/29(f)	100,000	102,070
New Jersey State EDA Special Facility Revenue Refunding Bonds (AMT), Port Newark Container, 5.00%, 10/01/47	300,000	290,534
New Jersey State EDA Water Facilities Revenue Refunding Bonds (AMT), New Jersey American Water Co., Inc. Project, 2.20%, 12/03/29(a)(b)(c)	775,000	682,206
New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Valley Health System Obligated Group Series, 5.00%, 7/01/33	1,000,000	1,110,878
New Jersey State Health Care Facilities Financing Authority Revenue Refunding Bonds, Inspira Health Obligated Group, 5.00%, 7/01/30	1,000,000	1,052,054
New Jersey State Health Care Facilities Financing Authority Revenue Refunding Bonds, RWJ Barnabas Health Obligated Group, 5.00%, 7/01/26(a)(b)(c)	400,000	422,446
New Jersey State Higher Education Assistance Authority Student Loan Revenue Bonds, Series B (AMT), 5.00%, 12/01/24	570,000	580,332
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series A, 4.00%, 6/15/42	250,000	245,020

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New Jersey (Continued)

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.00%, 6/15/40	$500,000	$ 537,298
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Transportation Program,
5.25%, 6/15/43	625,000	664,598
4.00%, 6/15/50	280,000	264,282

New Jersey State Transportation Trust Fund Authority Revenue Refunding Bonds, Series A, 4.00%, 6/15/34	175,000	182,216
New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding Bonds, 5.00%, 12/15/25	100,000	104,436
New Jersey State Turnpike Authority Revenue Bonds, Series A,
5.00%, 1/01/27	305,000	329,327
5.00%, 1/01/33	230,000	235,241

New Jersey State Turnpike Authority Revenue Bonds, Series B, 5.25%, 1/01/52	350,000	391,702
New Jersey State Turnpike Authority Turnpike Revenue Refunding Bonds, Series E, 5.00%, 1/01/31	255,000	280,592
		9,743,858
New Mexico – 0.1%
Farmington PCR Refunding Bonds, Public Service Company of New Mexico San Juan Project, 1.15%, 6/01/24(a)(b)(c)	250,000	241,093
New York – 8.8%
Build Resource Corp., Revenue Bonds, Friends of Hellenic Classical Charter Schools, Inc., 4.00%, 12/01/31(d)	500,000	452,735
Hempstead Town Local Develop Corp., Education Revenue Refunding Bonds, Academy Charter School Project, 5.66%, 2/01/44	250,000	242,267
	Par	Value
New York (Continued)
Hempstead Town Local Development Corp., Education Revenue Bonds, Academy Charter School Project, 4.60%, 2/01/51	$ 250,000	$ 185,456
Hempstead Town Local Development Corp., Revenue Refunding Bonds, Adelphi University Project, 5.00%, 6/01/27	300,000	320,271
Hudson Yards Infrastructure Corp., Revenue Refunding Bonds, Second Indenture Series, Fiscal 2022, Green Bonds, 4.00%, 2/15/43	1,000,000	986,527
Long Beach GO Limited Bonds, Series A, 5.00%, 9/01/28	665,000	710,555
Long Island Power Authority Electric System Variable Revenue Bonds, Series B, 1.65%, 9/01/24(a)(b)(c)	1,650,000	1,602,897
Metropolitan Transportation Authority, New York Transportation Variable Rate Revenue Refunding Bonds, Subseries G-3, (SIFMA Municipal Swap Index Yield + 0.43%), 4.29%, 2/01/25(a)(c)	1,000,000	974,069
Monroe County Industrial Development Agency School Facility Revenue Bonds, Rochester Schools Modernization Project (State Aid Withholding), 5.00%, 5/01/35	800,000	912,976
Monroe County Industrial Development Corp., Revenue Bonds, University of Rochester Project, 4.00%, 7/01/50	1,000,000	954,170
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Second General Resolution, Series CC-1, 5.00%, 6/15/49	250,000	267,633
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series AA-1, 5.25%, 6/15/52	250,000	279,889

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New York (Continued)
New York City Transitional Finance Authority Future Tax Secured Subordinate Revenue Bonds, 4.00%, 11/01/40	$ 400,000	$ 397,512
New York City Transitional Finance Authority Future Tax Subordinate Revenue Bonds, 4.00%, 5/01/36	1,000,000	1,036,290
New York City Transitional Finance Authority Subordinate Revenue Bonds, Series F-1, 5.00%, 2/01/47	625,000	683,542
New York GO Unlimited Bonds, Series 1, 4.00%, 8/01/27	625,000	659,589
New York GO Unlimited Bonds, Series A-1, 5.25%, 9/01/42	250,000	285,163
New York GO Unlimited Bonds, Series D, Subseries D1, 5.00%, 12/01/42	250,000	267,915
New York State Convention Center Development Corp., Revenue Refunding Bonds, Hotel Unit Fee Secured, 5.00%, 11/15/40	600,000	615,636
New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Fordham University, 4.00%, 7/01/50	600,000	569,034
New York State Dormitory Authority Non State Supported Debt Revenue Refunding Bonds, Series A, Barnard College, 4.00%, 7/01/49	300,000	272,163
New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/41	2,000,000	2,227,314
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Master Boces Program (State Aid Withholding), 5.00%, 8/15/26	455,000	487,586
	Par	Value
New York (Continued)
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Bonds, Northwell Health Obligated Group, 5.00%, 5/01/24(a)(b)(c)	$1,250,000	$1,258,698
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Memorial Sloan Kettering Cancer Center, 5.00%, 7/01/42	200,000	210,477
New York State Dormitory Authority Revenues Non State Supported Debt Revenue Refunding Bonds, Series A, Montefiore Obligated Group, 4.00%, 9/01/50	500,000	388,336
New York State Dormitory Authority State Personal Income Tax Revenue Refunding Bonds, Series E, Unrefunded Balance, 5.00%, 2/15/44	425,000	435,760
New York State Housing Finance Agency Affordable Housing Sustainability Revenue Bonds, Series L-2 (SonyMA Insured), 0.75%, 11/01/25	500,000	459,982
New York State Liberty Development Corp., Revenue Refunding Bonds, 4 World Trade Center Project, Green Bonds, 1.20%, 11/15/28	500,000	430,013
New York State Liberty Development Corp., Revenue Refunding Bonds, Class 2, 3 World Trade Center Project,
5.15%, 11/15/34(d)	500,000	500,354
5.37%, 11/15/40(d)	150,000	150,051

New York State Transportation Development Corp., Special Facilities Revenue Bonds (AMT), Delta Air Lines, Inc., Laguardia Airport Terminal C& D Redevelopment Project, 5.00%, 10/01/35	500,000	526,898

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
New York (Continued)

New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), John F. Kennedy International Airport Project, 5.38%, 8/01/36	$ 250,000	$ 252,442
New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport Project, 5.00%, 12/01/33	250,000	270,333
New York State Urban Development Corp., Personal Income TRB, Series A,
4.00%, 3/15/38	500,000	506,571
5.00%, 3/15/41	250,000	275,223

New York State Urban Development Corp., Revenue Refunding Bonds, Series E Group 3, 4.00%, 3/15/43	500,000	493,251
Niagara Frontier Transportation Authority Revenue Refunding Bonds (AMT), Buffalo Niagara International Airport, 5.00%, 4/01/26	250,000	259,272
Onondaga County Trust Cultural Resource Revenue Refunding Bonds, Syracuse University Project, 4.00%, 12/01/47	500,000	483,629
Onondaga County Trust Cultural Resources Revenue Refunding Bonds, Syracuse University Project, 4.00%, 12/01/41	250,000	250,616
Port Authority of New York & New Jersey Consolidated 211th Revenue Refunding Bonds, 5.00%, 9/01/48	830,000	882,674
Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 218 (AMT), 5.00%, 11/01/31	1,065,000	1,176,557
	Par	Value
New York (Continued)

Port Authority of New York & New Jersey Consolidated Revenue Bonds, Series 221 (AMT), 4.00%, 7/15/40	$ 500,000	$ 483,054
Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds (AMT), 5.50%, 8/01/52	600,000	664,703
Port Authority of New York & New Jersey Revenue Bonds, Series 179, 5.00%, 12/01/25	750,000	757,561
Poughkeepsie City GO Limited Refunding Bonds, 4.00%, 4/15/25	440,000	443,173
Sales Tax Asset Receivable Corp., Revenue Refunding Bonds, Series A, Fiscal 2015, Prerefunded, 5.00%, 10/15/30(f)	245,000	251,927
Triborough Bridge & Tunnel Authority General Revenue Bonds, Series A, MTA Bridges & Tunnels, 4.00%, 11/15/54	1,300,000	1,252,471
Triborough Bridge & Tunnel Authority Payroll Mobility Tax Revenue Refunding Bonds, Series A, MTA Bridges & Tunnels, 5.00%, 5/15/47	250,000	273,879
Troy Capital Resource Corp., Revenue Bonds, Rensselaer Polytechnic Institute Project, 4.00%, 9/01/33	100,000	102,856
Yonkers Economic Development Corp., Educational Revenue Bonds, Charter School Educational Excellence Project, 5.00%, 10/15/49	100,000	89,865
Yonkers GO Limited Bonds, Series F (BAM Insured), 5.00%, 11/15/27	100,000	110,284
		29,032,099
North Carolina – 1.4%
Greater Asheville Regional Airport Authority Airport System Revenue Bonds (AMT) (AGM Insured), 7/01/48(g)	250,000	268,318

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
North Carolina (Continued)
Greater Asheville Regional Airport Authority Airport System Revenue Bonds, Series A (AMT) (AGM Insured), 5.50%, 7/01/47	$1,000,000	$1,092,084
North Carolina State Capital Facilities Finance Agency Educational Facilities Revenue Refunding Bonds, High Point University,
4.00%, 5/01/24	240,000	240,977
5.00%, 5/01/25	240,000	247,488
5.00%, 5/01/26	275,000	288,370

North Carolina State Capital Facilities Finance Agency Revenue Refunding Bonds, The Arc Of North Carolina (Housing & Urban Development Sector 8 Program), 5.00%, 10/01/34	250,000	250,676
North Carolina State Medical Care Commission Retirement Facilities Revenue Bonds, The Forest At Duke Project,
4.00%, 9/01/33	180,000	172,333
4.00%, 9/01/34	185,000	176,176

North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, 4.00%, 1/01/25	250,000	245,769
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, First Mortgage, United Church Services, Prerefunded, 5.00%, 9/01/37(f)	155,000	158,966
North Carolina State Medical Care Commission Retirement Facilities Revenue Refunding Bonds, Series A, Sharon Towers, 5.00%, 7/01/49	100,000	85,011
North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway, 4.00%, 1/01/55	400,000	356,476
	Par	Value
North Carolina (Continued)

North Carolina State Turnpike Authority Senior Lien Revenue Bonds, Triangle Expressway (AGM Insured), 5.00%, 1/01/49	$500,000	$ 519,927
North Carolina State Turnpike Authority Senior Lien Revenue Refunding Bonds, 5.00%, 1/01/40	550,000	575,047
		4,677,618
North Dakota – 0.3%
Cass County Joint Water Resource District GO Unlimited Bonds, Series A, 0.48%, 5/01/24	600,000	573,633
University of North Dakota COPS, Infrastructure Energy Improvement, 5.00%, 4/01/48	500,000	523,519
		1,097,152
Ohio – 2.4%
Akron Bath Copley Joint Township Hospital District Revenue Refunding Bonds, Summa Health Obligated Group Hospital,
5.00%, 11/15/26	350,000	367,981
5.00%, 11/15/27	370,000	394,325

Allen County Ohio Hospital Facilities Revenue Refunding Bonds, Bon Secours Mercy Health, Inc., 5.00%, 12/01/28	400,000	442,748
Buckeye Tobacco Settlement Financing Authority Revenue Refunding Bonds, Senior-Class 2, Series B-2, 5.00%, 6/01/55	900,000	838,875
Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue Refunding Bonds, Playhouse Square Foundation Project, 5.50%, 12/01/43	175,000	177,675
Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue Bonds, Cleveland Museum Of Natural History Project,
5.00%, 7/01/25	125,000	129,910
5.00%, 7/01/26	125,000	132,440

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Ohio (Continued)
Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue Bonds, Cleveland Museum Of Natural History Project,
5.00%, 7/01/27	$125,000	$135,006
5.00%, 7/01/28	155,000	170,374

Cleveland-Cuyahoga County Port Authority Financing Senior Tax Allocation Increment Revenue Refunding Bonds, Flats East Bank Project, 4.00%, 12/01/55(d)	250,000	210,482
Conotton Valley Union Local School District COPS, School Facilities Project (FHLMC Insured), 4.00%, 12/01/42	500,000	500,270
Cuyahoga Metropolitan Housing Authority Multifamily Housing Variable Revenue Bonds, Wade Park Apartments (FHA Insured, Housing & Urban Development Sector 8 Program), 4.75%, 12/01/25(a)(b)(c)	350,000	358,132
Franklin County Convention Facilities Authority Hotel Project Revenue Bonds, Greater Columbus Convention Center,
5.00%, 12/01/34	170,000	167,392
5.00%, 12/01/36	305,000	299,692

Hamilton County Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Project, 5.00%, 11/15/41	250,000	287,199
Lancaster Port Authority Gas Revenue Refunding Bonds, Series A, 5.00%, 2/01/25(a)(b)(c)	225,000	229,377
Marion County Health Care Facilities Revenue Refunding Bonds, United Church Homes, Inc., 5.12%, 12/01/49	100,000	84,593
Miami Valley Career Technology Center GO Unlimited Bonds, 4.00%, 12/01/37	250,000	252,777
	Par	Value
Ohio (Continued)

Middleburg Heights Hospital Revenue Refunding Bonds, Southwest General Health Center, 4.00%, 8/01/41	$500,000	$ 470,632
Ohio State Air Quality Development Authority Revenue Refunding Bonds (AMT), American Electric Power Company Project, 2.10%, 10/01/24(a)(b)(c)	500,000	482,107
Ohio State Air Quality Development Authority Revenue Refunding Bonds, Ohio Valley Electric Corp., 3.25%, 9/01/29	50,000	46,653
Ohio State Air Quality Development Authority Variable Revenue Refunding Bonds (AMT), Duke Energy Corp., Project, 4.25%, 6/01/27(a)(b)(c)	250,000	250,373
Ohio State Higher Educational Facilities Commission Revenue Refunding Bonds, Xavier University 2020 Project, 5.00%, 5/01/35	880,000	975,909
Ohio State Higher Educational Facility Commission Healthcare Revenue Bonds, Ashtabula County Medical Center Obligated Group, 5.00%, 1/01/26	100,000	102,618
Ohio State Higher Educational Facility Commission Revenue Refunding Bonds, Otterbein University 2022 Project, 4.00%, 12/01/46	500,000	433,880
Ohio State Hospital Revenue Refunding Bonds, Premier Health Partners Obligated Group, 5.00%, 11/15/26	145,000	151,613
		8,093,033
Oklahoma – 0.6%
Carter County Public Facilities Authority Educational Facilities Lease Revenue Bonds, 5.00%, 9/01/27	500,000	529,065

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Oklahoma (Continued)
Oklahoma County Finance Authority Revenue Refunding Bonds, Series A, Epworth Villa Project, 5.88%, 4/01/30(h)	$ 50,000	$ 25,000
Oklahoma State Development Finance Authority Revenue Refunding Bonds, Oklahoma City University Project, 5.00%, 8/01/24	590,000	592,322
Oklahoma State Water Resources Board Revolving Fund Revenue Bonds, Drinking Water Program 2019 Master Trust, 4/01/48(g)	300,000	296,397
Tulsa County Industrial Authority Educational Facilities Lease Revenue Bonds, Berryhill Public Schools Project, 4.00%, 9/01/26	500,000	514,637
		1,957,421
Oregon – 1.7%
Klamath Falls Intercommunity Hospital Authority Revenue Refunding Bonds, Sky Lakes Medical Center Project, 4.00%, 9/01/25	550,000	555,319
Medford Hospital Facilities Authority Revenue Refunding Bonds, Series A, Asante Projects, 5.00%, 8/15/45	500,000	526,522
Multnomah County Hospital Facilities Authority Revenue Refunding Bonds, Adventist Health System, 5.00%, 3/01/25(a)(b)(c)	500,000	507,554
Multnomah County Hospital Facilities Authority Revenue Refunding Bonds, Terwilliger Plaza-Parkview Project, Green Bonds, 0.95%, 6/01/27	500,000	436,031
Multnomah County School District No. 1J Portland GO Unlimited Bonds (School Board Guaranty Program), 5.00%, 6/15/24	250,000	255,614
	Par	Value
Oregon (Continued)
Oregon State Facilities Authority Revenue Refunding Bonds, Series A, Legacy Health Project, 5.00%, 6/01/46	$1,000,000	$1,020,916
Port of Morrow GO Limited Refunding Bonds, Series D,
4.00%, 12/01/26	170,000	175,545
4.00%, 12/01/27	240,000	250,245

Port of Portland Airport Revenue Refunding Bonds, Portland International Airport, 5.00%, 7/01/40	615,000	670,539
Port of Portland Airport Revenue Refunding Bonds, Portland International Airport (AMT), 5.00%, 7/01/25	750,000	772,317
Salem Hospital Facility Authority Revenue Refunding Bonds, Capital Manor Project,
5.00%, 5/15/24	110,000	110,273
5.00%, 5/15/27	260,000	262,357
		5,543,232
Pennsylvania – 3.3%
Allegheny County Sanitary Authority Revenue Bonds, Series B, 4.00%, 6/01/25	100,000	102,036
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Refunding Bonds, Forward Delivery, 5.00%, 5/01/42	250,000	251,409
Commonwealth Financing Authority Taxable Revenue Refunding Bonds, Series B-1, 5.00%, 6/01/26	300,000	311,274
Cumberland County Municipal Authority Revenue Refunding Bonds, Asbury Pennsylvania Obligated, 4.50%, 1/01/40(d)	185,000	151,928
Laurel Highlands School District GO Limited Refunding Bonds (BAM State Aid Withholding), 4.00%, 2/01/26	350,000	359,427

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Pennsylvania (Continued)
Lehigh County General Purpose Authority Revenue Refunding Bonds, Muhlenberg College Project, (SIFMA Municipal Swap Index Yield + 0.58%), 4.44%, 11/01/24(a)(c)	$ 415,000	$ 414,498
Luzerne County IDA Revenue Refunding Bonds (AMT), Pennsylvania-American Water Co., Project, 2.45%, 12/03/29(a)(b)(c)	750,000	689,866
Montgomery County IDA Revenue Bonds, Acts Retirement-Life Communities, 5.00%, 11/15/45	1,500,000	1,409,278
Neshannock Township School District GO Limited Refunding Bonds, Series B (State Aid Withholding), 2.00%, 9/01/24	190,000	185,831
Oil City GO Unlimited Bonds, Series A (AGM Insured),
4.00%, 12/01/24	150,000	151,890
4.00%, 12/01/25	185,000	189,936

Pennsylvania State Economic Development Financing Authority Tax-Exempt Private Activity Revenue Bonds (AMT), The Penndot Major Bridges, 5.75%, 6/30/48	575,000	626,762
Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A, 5.00%, 7/01/38	500,000	501,337
Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-1,
5.00%, 4/15/25	200,000	207,246
4.00%, 4/15/45	500,000	471,484

Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-2, 4.00%, 5/15/48	250,000	233,938
	Par	Value
Pennsylvania (Continued)
Pennsylvania State Higher Educational Facilities Authority Revenue Refunding Bonds, Thomas Jefferson University,
5.00%, 9/01/39	$500,000	$ 509,685
5.00%, 9/01/45	250,000	252,911

Pennsylvania State Housing Finance Agency SFM Revenue Refunding Bonds (AMT), Series 125A, 2.37%, 10/01/25	600,000	583,552
Pennsylvania State Turnpike Commission Revenue Refunding Bonds, Series B, 5.25%, 12/01/52	250,000	273,889
Pennsylvania State Turnpike Commission Subordinate Revenue Bonds, Series A (AGM Insured), 4.00%, 12/01/49	350,000	342,985
Philadelphia Airport Revenue Refunding Bonds, Series B (AMT),
5.00%, 7/01/30	510,000	539,099
5.00%, 7/01/33	400,000	419,804
5.00%, 7/01/35	155,000	161,539

Philadelphia Airport Revenue Refunding Bonds, Series C (AMT), 4.00%, 7/01/40	250,000	242,133
Southcentral General Authority Revenue Bonds, York College of Pennsylvania Project,
5.00%, 5/01/27	300,000	319,582
5.00%, 5/01/28	215,000	233,090

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Asset Improvement Program, 5.25%, 6/01/47	250,000	280,793
West Cornwall Township Municipal Authority Healthcare Facilities Revenue Refunding Bonds, Lebanon Valley Brethren Home Project,
4.00%, 11/15/24	115,000	113,635
4.00%, 11/15/25	115,000	112,665
4.00%, 11/15/26	125,000	121,346
4.00%, 11/15/27	130,000	124,984
4.00%, 11/15/28	105,000	99,926
		10,989,758

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Puerto Rico – 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 7/01/30(d)	$ 250,000	$ 252,985
Puerto Rico Commonwealth Notes,
3.75%, 11/01/43(b)(c)	22,633	10,637
2.67%, 11/01/51(b)(c)	446,000	210,177
Puerto Rico Commonwealth Restructured GO Unlimited Bonds, Series A1,
5.38%, 7/01/25	160,394	163,412
5.62%, 7/01/27	309,847	322,928
5.63%, 7/01/29	1,058,875	1,119,389
5.75%, 7/01/31	57,185	61,213
4.00%, 7/01/33	54,226	49,618
4.00%, 7/01/35	48,742	43,597
4.00%, 7/01/37	106,285	92,829
4.00%, 7/01/41	56,878	47,731
Puerto Rico Commonwealth Restructured GO Unlimited CABS, Series A,
0.00%, 7/01/24(e)	18,107	17,154
0.00%, 7/01/33(e)	69,785	40,720

Puerto Rico Electric Power Authority Power Revenue Bonds, Series TT, 5.00%, 7/01/37(i)	130,000	91,325
Puerto Rico Sales Tax Financing Corp., Restructured TRB, Series A-1, 4.75%, 7/01/53	527,000	492,780
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue CABS, Series A-1,
0.00%, 7/01/27(e)	225,000	186,281
0.00%, 7/01/31(e)	500,000	339,653
0.00%, 7/01/46(e)	875,000	237,999
		3,780,428
	Par	Value
Rhode Island – 0.2%
Providence GO Unlimited Refunding Bonds, Series A, 5.00%, 1/15/25	$200,000	$ 205,682
Rhode Island Commerce Corp., First Lien Special Facility Revenue Refunding Bonds, Rhode Island Airport Corp., International, 5.00%, 7/01/31	500,000	545,301
		750,983
South Carolina – 0.6%
Connector 2000 Association, Inc. Toll Road Revenue CABS, Senior Series A-1,
0.00%, 1/01/32(e)	460,096	250,385
0.00%, 1/01/42(e)	228,148	57,112
0.00%, 7/22/51(e)	265,293	32,491

South Carolina State Jobs EDA Hospital Revenue Refunding Bonds, Prisma Health Obligated Group, 5.00%, 5/01/38	400,000	414,959
South Carolina State Jobs EDA Hospital Variable Revenue Bonds, Bon Secours Mercy Health, 5.00%, 10/01/25(a)(b)(c)	850,000	880,644
South Carolina State Public Service Authority Revenue Bonds, Series E, Santee Cooper, 5.75%, 12/01/47	250,000	275,442
		1,911,033
South Dakota – 0.3%
South Dakota State Board of Regents Housing & Auxiliary Facilities System Revenue Refunding Bonds,
4.00%, 4/01/26	375,000	385,597
4.00%, 4/01/27	425,000	442,823
		828,420
Tennessee – 1.5%
Greeneville Health & Educational Facilities Board Revenue Refunding Bonds, Ballad Health Obligation Group, 5.00%, 7/01/31	140,000	140,147

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Tennessee (Continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Vanderbilt University Medical Center, 5.00%, 7/01/40	$ 400,000	$ 409,962
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board Revenue Refunding Bonds, Trevecca Nazarene University, 3.00%, 10/01/24	215,000	210,236
Metropolitan Nashville Airport Authority Revenue Bonds, Series B (AMT), 5.00%, 7/01/26	600,000	627,400
Metropolitan Nashville Airport Authority Subordinate Revenue Bonds, Series B (AMT), 5.00%, 7/01/39	1,000,000	1,059,761
Tennergy Corp., Gas Revenue Bonds, Series A, 4.00%, 9/01/28(a)(b)(c)	1,500,000	1,499,712
Tennergy Corp., Gas Supply Revenue Bonds, Series A, 5.50%, 12/01/30(a)(b)(c)	1,000,000	1,059,238
		5,006,456
Texas – 6.3%
Arlington Higher Education Finance Corp., Revenue Bonds, Riverwalk Education Foundation (PSF, Gtd), 5.00%, 8/15/47	500,000	537,467
Austin Airport System Revenue Bonds, Series A, 5.00%, 11/15/46	1,380,000	1,423,366
Austin Convention Enterprises, Inc., Convention Center Revenue Refunding Bonds, First Tier, 5.00%, 1/01/32	625,000	644,062
Board of Managers Joint Guadalupe County-City of Seguin Hospital Mortgage Revenue Refunding Bonds, 5.00%, 12/01/40	200,000	190,983
Central Texas Regional Mobility Authority Revenue Bonds, Series C, 5.00%, 1/01/27	275,000	289,128
	Par	Value
Texas (Continued)
Central Texas Regional Mobility Authority Senior Lien Revenue Refunding Bonds, Series A, 5.00%, 1/01/49	$ 500,000	$ 524,059
Dallas Texas Hotel Occupancy Tax Revenue Refunding Bonds, 4.00%, 8/15/30	300,000	305,908
Dallas-Fort Worth International Airport Joint Improvement Revenue Bonds, Series C, 5.00%, 11/01/34	445,000	448,354
Dallas-Fort Worth International Airport Joint Revenue Refunding Bonds, Series A (AMT), 5.25%, 11/01/30	1,100,000	1,107,432
El Paso Texas Airport Revenue Bonds (AMT), 5.00%, 8/15/27	375,000	397,456
Fort Bend Independent School District Variable GO Unlimited Refunding Bonds, Series B (PSF, Gtd), 0.72%, 8/01/26(a)(b)(c)	860,000	782,218
Grand Parkway Transportation Corp., System Toll Revenue Refunding Bonds, Grand Parkway System - First, 4.00%, 10/01/45	265,000	253,974
Greater Texoma Utility Authority Contract Revenue Bonds, City of Sherman Project (AGM Insured), 5.00%, 10/01/29	1,000,000	1,126,133
Harris County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Children's Hospital, 4.00%, 10/01/38	350,000	353,677
Houston Airport System Revenue Bonds, Subseries A (AMT), 5.00%, 7/01/25	500,000	515,404
Houston Airport System Revenue Refunding Bonds (AMT), United Airlines, Inc., Improvement Projects, 5.00%, 7/15/27	175,000	176,618

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Texas (Continued)
Houston Airport System Revenue Refunding Bonds (AMT), United Airlines, Inc., Terminal, 5.00%, 7/01/27	$125,000	$126,135
Houston Airport System Subordinate Revenue Refunding Bonds, Series B, 5.00%, 7/01/26	500,000	533,189
Houston Hotel Occupancy Tax & Special Revenue Refunding Bonds, Convention & Entertainment, 5.00%, 9/01/36	510,000	551,565
Lower Colorado River Authority Transmission Contract Revenue Refunding Bonds, LCRA Transmission Services Corp., Project, 5.00%, 5/15/35	250,000	276,509
Montgomery County Toll Road Authority Senior Lien Revenue Bonds, 5.00%, 9/15/37	500,000	505,101
New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Presbyterian Village North Project, 5.25%, 10/01/49	100,000	80,373
New Hope Cultural Educational Facilities Finance Corp., Retirement Facilities Revenue Refunding Bonds, Westminster Manor Project, 5.00%, 11/01/31	250,000	249,145
Northside Texas Independent School District GO Unlimited Refunding Bonds (PSF, Gtd), 1.60%, 8/01/24(a)(b)(c)	340,000	330,380
Odessa Junior College District Consolidated Revenue Bonds (AGM Insured), 4.00%, 7/01/27	435,000	456,111
Port Arthur Certificates GO Limited Bonds (BAM Insured), 5.00%, 2/15/27	345,000	371,666
	Par	Value
Texas (Continued)
Port Beaumont Navigation District Dock & Wharf Facility Revenue Refunding Bonds (AMT), Jefferson Gulf Coast Energy Project, 4.00%, 1/01/50(d)	$ 375,000	$ 266,892
San Antonio Airport System Subordinate Lien Revenue Refunding Bonds, Series A (AMT), 5.00%, 7/01/30	250,000	271,574
San Antonio Water Junior Lien Revenue Refunding Bonds, Series A, 5.00%, 5/15/43	500,000	527,266
San Antonio Water Junior Lien Variable Revenue Bonds, Series A, 2.63%, 5/01/24(a)(b)(c)	1,125,000	1,114,558
Tarrant County Cultural Educational Facilities Finance Corp., Revenue Refunding Bonds, Texas Health Resources System Obligation,
5.00%, 2/15/34	400,000	423,324
5.00%, 2/15/47	700,000	717,754

Texas City Industrial Development Corp., Revenue Bonds, Series 2012, NRG Energy Project, 4.12%, 12/01/45	545,000	476,995
Texas State PFA Lease Revenue Refunding Bonds, 4.00%, 2/01/36	250,000	260,158
Texas State Private Activity Bond Surface Transportation Corp., Revenue Bonds (AMT), Segment 3C Project, 5.00%, 6/30/58	1,100,000	1,102,180
Texas State Private Activity Bond Surface Transportation Corp., Senior Lien Revenue Bonds (AMT), Blueridge Transportation,
5.00%, 12/31/45	500,000	501,474
5.00%, 12/31/55	200,000	198,381

Texas State Private Activity Bond Surface Transportation Corp., Senior Lien Revenue Refunding Bonds, North Tarrant Express, 4.00%, 12/31/38	750,000	713,541

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Texas (Continued)

Texas State Transportation Commission Central Turnpike System Subordinate Revenue Refunding Bonds, Series C, 5.00%, 8/15/42	$ 100,000	$ 101,058
Texas State Transportation Commission First Tier Toll Revenue Bonds, State Highway, 5.00%, 8/01/57	100,000	99,822
Texas State Transportation Commission First Tier Toll Revenue CABS, 0.00%, 8/01/29(e)	480,000	364,715
Texas State Water Development Board Revenue Bonds, State Water Implementation Fund, 4.00%, 10/15/38	510,000	521,331
University of Houston Revenue Refunding Bonds, Series A, 5.00%, 2/15/47	250,000	271,554
Waller Independent School District GO Unlimited Bonds (BAM Insured), 5.00%, 2/15/44	235,000	259,087
		20,748,077
Utah – 0.2%
Salt Lake City Airport Revenue Bonds, Series A (AMT), 5.00%, 7/01/47	805,000	822,098
Virginia – 2.8%
Arlington County IDA Hospital Facilities Revenue Refunding Bonds, Virginia Hospital Center, 3.75%, 7/01/50	500,000	441,458
Chesapeake Bay Bridge & Tunnel District Revenue Bonds, First Tier General Resolution (AGM Insured), 5.00%, 7/01/41	1,000,000	1,035,469
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue Bonds, 5.00%, 7/01/51	750,000	762,821
Chesapeake Hospital Authority Hospital Facilities Revenue Refunding Bonds, Chesapeake Regional Medical Center, 5.00%, 7/01/31	500,000	552,984
	Par	Value
Virginia (Continued)
Chesapeake Transportation System Senior Toll Road Revenue Bonds, Series A, 5.00%, 7/15/47	$ 500,000	$500,276
Fairfax County EDA Residential Care Facilities Revenue Bonds, Series A, Vinson Hall LLC, Prerefunded, 5.00%, 12/01/42(f)	200,000	202,016
Fairfax County EDA Residential Care Facilities Revenue Refunding Bonds, Series A, Goodwin House, Inc., Prerefunded, 5.00%, 10/01/36(f)	150,000	156,151
Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System Project, 3.50%, 5/15/39	500,000	472,862
James City County EDA Residential Care Facilities Variable Revenue Bonds, United Methodist Home, Prerefunded, 6.00%, 6/01/43(f)	99,579	99,761
Newport News EDA Residential Care Facilities Revenue Refunding Bonds, Lifespire of Virginia, 5.00%, 12/01/38	560,000	538,860
University of Virginia Revenue Refunding Bonds, Series A, 5.00%, 4/01/47	500,000	530,878
Virginia State Commonwealth Transportation Board Capital Projects Revenue Bonds, 3.00%, 5/15/37	1,000,000	919,809
Virginia State Small Business Financing Authority Senior Lien Revenue Bonds (AMT), Elizabeth River Crossings OpCo, LLC Project,
4.00%, 7/01/32	275,000	276,984
4.00%, 1/01/37	660,000	637,679
Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), 95 Express Lanes,
5.00%, 7/01/38	645,000	668,200

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Virginia (Continued)
Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), 95 Express Lanes,
4.00%, 7/01/39	$ 240,000	$ 222,905
4.00%, 1/01/40	280,000	256,906
4.00%, 1/01/48	225,000	194,244
Virginia State Small Business Financing Authority Senior Lien Revenue Refunding Bonds (AMT), I-495 Hot Lanes,
5.00%, 12/31/47	350,000	352,535
5.00%, 12/31/57	500,000	498,296
		9,321,094
Washington – 2.8%
Energy Electric Revenue Refunding Bonds, Columbia Generating Station, 5.00%, 7/01/36	1,200,000	1,358,804
King County Public Hospital District No. 1 GO Limited Tax Refunding Bonds, Valley Medical Center, 5.00%, 12/01/26	550,000	589,801
King County Sewer Revenue Refunding Bonds, 5.00%, 7/01/42	250,000	264,875
Port of Seattle Airport Intermediate Lien Revenue Bonds (AMT), 5.00%, 4/01/44	500,000	522,095
Port of Seattle Intermediate Lien Revenue Refunding Bonds (AMT), 5.00%, 8/01/47	250,000	263,335
Seattle Housing Authority Revenue Refunding Bonds, Northgate Plaza Project, 1.00%, 6/01/26	500,000	458,661
Seattle Municipal Light & Power Revenue Refunding Bonds, 4.00%, 9/01/40	500,000	500,608
Seattle Municipal Light & Power Variable Revenue Refunding Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.25%), 4.11%, 11/01/26(a)(c)	750,000	730,499
	Par	Value
Washington (Continued)
Skagit County Public Hospital District No. 1 Revenue Improvement & Refunding Bonds, Skagit Regional Health, 5.00%, 12/01/28	$ 440,000	$ 456,896
Washington State GO Unlimited Bonds, Series C,
5.00%, 2/01/26	350,000	370,968
5.00%, 2/01/40	2,000,000	2,209,158

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 4.00%, 10/01/34	500,000	499,998
Washington State Health Care Facilities Authority Revenue Refunding Bonds, Series B, Commonspirit Health, 5.00%, 8/01/26(a)(b)(c)	615,000	638,925
Washington State Higher Educational Facilities Authority Revenue Bonds, Seattle University Project, 4.00%, 5/01/50	250,000	233,001
		9,097,624
Wisconsin – 2.3%
Clayton Town NANS, Series B,
2.00%, 6/01/24	100,000	97,201
2.00%, 6/01/25	225,000	214,884

Milwaukee Corp., Purpose GO Unlimited Bonds, Series B3, 4.00%, 4/01/26	1,000,000	1,007,401
Park Falls NANS, Series B, 3.00%, 3/01/25	975,000	961,517
PFA Education Revenue Bonds, North Carolina Leadership Academy, 5.00%, 6/15/49(d)	100,000	88,930
PFA Educational Revenue Bonds, Piedmont Community Charter School,
5.00%, 6/15/39	490,000	499,531
5.00%, 6/15/49	150,000	149,240

PFA Exempt Facilities Revenue Refunding Bonds (AMT), National Gypsum Co., 4.00%, 8/01/35	370,000	323,696

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par	Value
Wisconsin (Continued)

PFA Hospital Revenue Refunding Bonds, Series A, WakeMed Hospital, 4.00%, 10/01/49	$500,000	$467,839
PFA Pollution Control Variable Revenue Refunding Bonds, Duke Energy Progress Project, 3.30%, 10/01/26(a)(b)(c)	500,000	501,274
Public Finance Authority Project Revenue Bonds, CFP3 - Eastern Michigan University Housing Project (BAM Insured), 5.50%, 7/01/52	250,000	270,795
Public Finance Authority Revenue Bonds, Roseman University, Unrefunded Balance, 5.00%, 4/01/50(d)	250,000	231,218
Public Finance Authority Variable Revenue Refunding Bonds, Providence St. Joseph, 4.00%, 10/01/30(a)(b)(c)	370,000	377,027
Wisconsin Center District Appropriation Revenue Bonds, Milwaukee Arena Project, 5.00%, 12/15/27	200,000	212,327
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Three Pillars Senior Living Communities, 4.00%, 8/15/31	375,000	345,946
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Ascension Health Credit Group, 4.00%, 11/15/39	290,000	289,288
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Benevolent Corp., Cedar Community, 5.00%, 6/01/41	250,000	219,619
	Par	Value
Wisconsin (Continued)

Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Series B5, 5.00%, 12/03/24(a)(b)(c)	$935,000	$ 956,530
Wisconsin State Health & Educational Facilities Authority Variable Revenue Refunding Bonds, Advocate Aurora Health Credit Group, 5.00%, 1/29/25(a)(b)(c)	500,000	514,530
		7,728,793
Total Municipal Bonds (Cost $299,688,681)		281,863,587

	Par/Number of Shares
Short-Term Investments – 14.5%
Money Market Fund – 1.9%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(j)	6,368,717	6,368,717
Municipal Bonds – 12.6%
Arkansas State Development Finance Authority Multi Family Housing Variable Revenue Bonds, The Cottages Apartments (Housing & Urban Development Sector 8 Program), 1.25%, 12/01/23(a)(b)(c)	$3,000,000	2,957,661
Bay Area Toll Bridge Authority Variable Revenue Refunding Bonds, San Francisco Bay, (SIFMA Municipal Swap Index Yield + 0.28%), 4.14%, 4/01/24(a)(c)	250,000	249,661
Botetourt County Residential Care Facility Revenue Refunding Bonds, Series A, Glebe, Inc., 4.75%, 7/01/23	60,000	59,990
Broward County Airport System Revenue Bonds, Series A (AMT), 5.00%, 10/01/23	870,000	873,293

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal Bonds (Continued)
California State Infrastructure & Economic Development Bank Variable Revenue Bonds (AMT), Brightline West Passenger Rail Project, 3.65%, 1/31/24(a)(d)	$1,500,000	$1,496,684
California State Statewide Communities Development Authority Variable Revenue Refunding Bonds, Rady Children's Hospital (US Bank NA Loc), 2.85%, 5/01/23(a)(c)(k)	200,000	200,000
Capital Trust Agency Sustainability Revenue Bonds, The Marie, 4.00%, 6/15/23(d)	550,000	549,416
Chandler IDA Industrial Development Variable Revenue Bonds (AMT), Intel Corp., Project, 2.70%, 8/14/23(a)(b)(c)	500,000	497,706
Chesapeake Bay Bridge & Tunnel District Revenue First Tier General Resolution Revenue BANS, 5.00%, 11/01/23	300,000	302,161
Chicago Park District GO Limited Tax Refunding Bonds, Series B, 5.00%, 1/01/24	175,000	176,682
Clarksville Sewage Works Revenue BANS, 2.75%, 12/11/23	125,000	124,123
Cleveland-Cuyahoga County Port Authority Euclid Avenue Development Corp., Revenue Refunding Bonds, 5.00%, 8/01/23	370,000	371,375
Clifton Higher Education Finance Corp., Revenue Bonds, Series A, Idea Public School, 5.00%, 8/15/23	325,000	325,989
County Square Redevelopment Corp., Installment Purchase Revenue BANS, Greenville County South Carolina Project, 5.00%, 2/09/24	2,000,000	2,021,386
Dallas Texas Housing Finance Corp., Estates at Shiloh Revenue Bonds, 1.75%, 7/01/23(a)(b)(c)	500,000	497,871
	Par/Number of Shares	Value
Municipal Bonds (Continued)
E-470 Public Highway Authority Senior Revenue Refunding Bonds, Series A, 5.00%, 9/01/23	$ 150,000	$ 150,832
Fairfax County IDA Health Care Revenue Refunding Bonds, Inova Health System, 5.00%, 5/15/23(a)(b)(c)	500,000	500,188
Grundy Kendall & Will Counties Community High School District No. 111 GO Unlimited Refunding Bonds, 4.00%, 5/01/23	175,000	175,000
Illinois State GO Unlimited Bonds, Series B, 5.00%, 3/01/24	250,000	252,818
Indiana State Finance Authority Revenue Refunding Bonds, Valparaiso University Project, 5.00%, 10/01/23	585,000	587,670
Jacksonville Pollution Control Revenue Refunding Bonds, Florida Power & Light Company Project, 4.00%, 5/01/23(a)(c)(k)	100,000	100,000
Kentucky State Public Energy Authority Gas Supply Revenue Bonds, Series A, 4.00%, 4/01/24(a)(b)(c)	475,000	475,422
Kingfisher Special Projects Authority Educational Facilities Lease Revenue Bonds, Kingfisher Public Schools Project, 4.00%, 3/01/24	600,000	603,162
Louisiana Stadium & Exposition District Revenue BANS, 4.00%, 7/03/23	1,500,000	1,500,491
Louisiana State Public Facilities Authority Hospital Revenue Bonds, Louisiana Children's Medical Center Project, 5.00%, 6/01/23(a)(b)(c)	1,160,000	1,161,058
Louisville Regional Airport Authority Airport System Revenue Refunding Bonds, Series A (AMT), 5.00%, 7/01/23	500,000	500,963

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Lynchburg EDA Hospital Variable Revenue Refunding Bonds, Centra Health Obligated Group (Truist Bank LOC), 3.57%, 5/01/23(a)(c)(k)	$ 100,000	$ 100,000
Madison, Macoupin Etc. Counties Community College District No. 536 GO Unlimited Refunding Bonds, Lewis & Clark Community (AGM Insured), 4.00%, 5/01/23	700,000	700,000
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Series A, 4.00%, 9/01/23(a)(b)(c)	610,000	610,453
Main Street Natural Gas, Inc., Gas Supply Revenue Bonds, Subseries C, 4.00%, 12/01/23(a)(b)(c)	250,000	250,354
Main Street Natural Gas, Inc., Gas Supply Variable Revenue Bonds, Series B, 4.00%, 12/01/23	355,000	355,661
Maryland State Community Development Administration Department Housing Revenue Bonds, Series A, Woodside Gardens, 1.33%, 1/01/24(d)	2,000,000	1,950,129
Mcintosh County Educational Facilities Authority Lease Revenue Bonds, Checotah Public Schools Project, 2.00%, 9/01/23	300,000	297,555
Metropolitan Transportation Authority Variable Revenue Bonds, Subseries D-1, (SOFR + 0.33%), 3.55%, 4/01/24(a)(c)	900,000	891,210
Michigan State Finance Authority Revenue Refunding Bonds, Michigan Health, Escrowed to Maturity, 5.00%, 6/01/23	390,000	390,538
Mississippi State Hospital Equipment & Facilities Authority Revenue Refunding Bonds, Forrest Country General Hospital Project, 5.00%, 1/01/24	400,000	403,712
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Refunding Bonds, Series A, St. Luke's Health System, Inc., 5.00%, 11/15/23	$ 150,000	$ 151,233
Missouri State Public Utilities Commission Revenue Notes, 0.75%, 8/01/23	2,000,000	1,980,855
Muskogee Industrial Trust Educational Lease Revenue Bonds, Muskogee Public Schools Project, 5.00%, 9/01/23	900,000	903,442
New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project, 5.00%, 1/01/24	150,000	150,863
New Jersey State EDA Revenue Refunding Bonds, Series GGG, School Facilities Construction, 5.25%, 9/01/23(d)	1,500,000	1,507,797
New Jersey State EDA Revenue Refunding Bonds, Series XX, 5.00%, 6/15/23	170,000	170,288
New York State Transportation Development Corp., Special Facility Revenue Refunding Bonds (AMT), Terminal 4 John F. Kennedy International Airport Project, 5.00%, 12/01/23	1,000,000	1,005,200
Newark Board of Education GO Unlimited Refunding Bonds, Sustainability Bonds (School Board Resource Fund Program), 5.00%, 7/15/23	300,000	301,012
Newark Housing Authority Port Newark Marine Terminal Rental Revenue Refunding Bonds, Additional Newark Redevelopment Project (NATL Insured), 5.25%, 1/01/24	500,000	502,506

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
	Par/Number of Shares	Value
Municipal Bonds (Continued)
North Carolina State Capital Facilities Finance Agency Educational Facilities Revenue Refunding Bonds, High Point University, 4.00%, 5/01/23	$ 300,000	$ 300,000
North Carolina State Turnpike Authority Triangle Expressway System Revenue BANS, Escrowed to Maturity, 5.00%, 2/01/24	200,000	202,707
Northside Texas Independent School District Variable GO Unlimited Bonds (PSF, Gtd), 2.75%, 8/01/23(a)(b)(c)	1,000,000	996,405
Orlando Tourist Development Senior Lien Tax Revenue Refunding Bonds (AGM Insured), 5.00%, 11/01/23	1,000,000	1,007,106
Osage County Industrial Authority Use Tax Revenue BANS, 2.00%, 9/01/23	1,500,000	1,487,029
Pennsylvania State Economic Development Financing Authority UPMC Revenue Bonds, Series A-1, 5.00%, 4/15/24	1,200,000	1,218,891
Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series B, (SIFMA Municipal Swap Index Yield + 0.70%), 4.56%, 12/01/23	500,000	500,377
Pequea Valley School District GO Limited Bonds (State Aid Withholding), 2.00%, 5/15/23	175,000	174,875
PMA Levy & Aid TRANS, Series A, 4.00%, 8/24/23	500,000	500,303
Puerto Rico Commonwealth Restructured GO Unlimited Bonds, Series A1, 5.25%, 7/01/23	30,130	30,170
Puerto Rico Electric Power Authority Power Revenue Refunding Bonds, Series ZZ, 5.25%, 7/01/23(i)	175,000	122,938
	Par/Number of Shares	Value
Municipal Bonds (Continued)
Sand Creek Metropolitan District GO Limited Refunding Bonds, Series A (AGM Insured), 4.00%, 12/01/23	$ 180,000	$ 180,706
Tampa Hospital Revenue Bonds, H. Lee Moffitt Cancer Center, 5.00%, 7/01/23	150,000	150,314
United Local School District COPS (BAM Insured), 3.00%, 12/01/23	330,000	328,434
Wagoner County School Development Authority Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project, 4.00%, 9/01/23	1,060,000	1,061,942
Warrick County, Indiana Environmental Improvement Variable Revenue Bonds (AMT), Vectren Energy Delivery, 0.88%, 9/01/23(a)(b)(c)	1,000,000	990,444
Watford City North Dakota State Aid Certificates Indebtedness Revenue Refunding Bonds (AGM Insured), 3.00%, 12/01/23	800,000	793,930
Will County Community School District No. 161 Summit Hill Refunding GO Unlimited Refunding Bonds, 4.00%, 1/01/24	470,000	471,924
Wisconsin State Health & Educational Facilities Authority Revenue Refunding Bonds, Beloit Health System, Inc., 5.00%, 7/01/23	645,000	646,135
York County EDA PCR Bonds, Series A, Electric & Power, 1.90%, 6/01/23(a)(b)(c)	1,000,000	997,824
		41,496,864
Total Short-Term Investments (Cost $48,215,540)		47,865,581
Total Investments – 99.7% (Cost $347,904,221)		329,729,168
Other Assets less Liabilities – 0.3%		1,008,972
NET ASSETS – 100.0%		$330,738,140

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
Percentages shown are based on Net Assets.

(a)	Maturity date represents the puttable date.
(b)	These securities are remarketed by an agent, and the interest rate is determined by general market conditions and supply and demand.
(c)	Variable rate security. Rate as of April 30, 2023 is disclosed.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Zero coupon bond.
(f)	Maturity date represents the prerefunded date.
(g)	When-issued security. Coupon rate was not yet in effect at April 30, 2023.
(h)	Issuer has defaulted on terms of debt obligation.
(i)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(j)	7-day current yield as of April 30, 2023 is disclosed.
(k)	Rate is determined by a Remarketing Agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.

Abbreviations:
AGM	Assured Guarantee Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
EDA	Economic Development Administration
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	Government Obligation
Gtd	Guaranteed
HFA	Housing Finance Authority
IBC	Insured Bond Certificates
IDA	Industrial Development Association
L.P.	Limited Partnership
LLC	Limited Liability Company
LOC	Letter of Credit
MFH	Multifamily Housing
MTA	Metropolitan Transportation Authority
NATL	National Interstate Insurance
PCR	Pollution Control Revenue
PFA	Public Finance Authority
PSF	Permanent School Fund
SFM	Single Family Mortgage
SIFMA	Securities Industry and Financial Markets Association
SOFR	United States Secured Overnight Financing Rate
SonyMA	State of New York Mortgage Agency
TCRS	Transferable Custodial Receipts
TRANS	Tax Revenue Anticipation Bonds
TRB	Tax Revenue Bonds
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Municipal Bond Fund
Municipal Issue Type (%)(a),(b)
Revenue Bonds	82.5
General Obligation Unlimited Bonds	8.1
General Obligation Limited Bonds	2.4
Certificates of Participation	2.1
Revenue Notes	1.9
Tax Allocation Bonds	0.3
Special Assessment Bonds	0.3
Special Tax Bonds	0.2
Total	97.8

(a)Percentages shown are based on Net Assets.
(b)Excludes Short-Term Money Market Fund Investments and Other.

Sector Diversification (%)(a)
General	18.4
Medical	14.8
Airport	10.3
Transportation	8.9
General Obligation	7.2
Higher Education	6.2
Education	5.5
All other sectors less than 5%(b)	28.7
Total	100.0

(a)Percentages shown are based on Net Assets.
(b)Includes Other.

Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar Municipal Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Municipal Bonds	$ —	$281,863,587	$—	$281,863,587
Short-Term Investments	6,368,717	41,496,864	—	47,865,581
Total Investments	$6,368,717	$323,360,451	$—	$329,729,168
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar Defensive Bond Fund
	Par	Value
Asset-Backed Securities – 34.2%
Automobile – 8.7%
American Credit Acceptance Receivables Trust,
Series 2021-4, Class C, 1.32%, 2/14/28(a)	$182,000	$177,858
Series 2022-1, Class C, 2.12%, 3/13/28(a)	389,000	376,206
Avis Budget Rental Car Funding AESOP LLC,
Series 2023-1A, Class A, 5.25%, 4/20/29(a)	101,000	101,813
Series 2023-4A, Class A, 5.49%, 6/20/29(a)	300,000	304,018

BMW Vehicle Lease Trust, Series 2022-1, Class A4, 1.23%, 5/27/25	255,000	244,230
CarMax Auto Owner Trust,
Series 2022-1, Class A3, 1.47%, 12/15/26	519,000	496,931
Series 2023-2, Class A4, 5.01%, 11/15/28	172,000	172,688
Series 2023-1, Class A4, 4.65%, 1/16/29	100,000	100,448

Chesapeake Funding II LLC, Series 2020-1A, Class C, 2.14%, 8/15/32(a)	159,000	156,632
Drive Auto Receivables Trust, Series 2021-3, Class C, 1.47%, 1/15/27	625,000	596,603
DT Auto Owner Trust,
Series 2021-3A, Class C, 0.87%, 5/17/27(a)	149,000	141,519
Series 2021-4A, Class C, 1.50%, 9/15/27(a)	116,000	108,911
Series 2022-1A, Class C, 2.96%, 11/15/27(a)	162,000	155,877

Enterprise Fleet Financing LLC, Series 2023-1, Class A3, 5.42%, 10/22/29(a)	226,000	229,391
Exeter Automobile Receivables Trust, Series 2021-4A, Class C, 1.46%, 10/15/27	356,000	339,870
Flagship Credit Auto Trust,
Series 2021-4, Class B, 1.49%, 2/15/27(a)	73,000	68,907
Series 2021-2, Class C, 1.27%, 6/15/27(a)	150,000	140,446

Ford Credit Auto Lease Trust, Series 2021-B, Class C, 0.90%, 5/15/26	176,000	169,438
	Par	Value
Automobile (Continued)
Ford Credit Auto Owner Trust,
Series 2022-A, Class A3, 1.29%, 6/15/26	$279,000	$267,532
Series 2023-A, Class A4, 4.56%, 12/15/28	114,000	114,575
GM Financial Consumer Automobile Receivables Trust,
Series 2020-3, Class C, 1.37%, 1/16/26	50,000	47,552
Series 2022-1, Class A3, 1.26%, 11/16/26	244,000	232,631
Series 2023-1, Class A4, 4.59%, 7/17/28	122,000	122,538

GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.17%, 6/12/34(a)	302,000	269,948
Hertz Vehicle Financing LLC,
Series 2022-2A, Class A, 2.33%, 6/26/28(a)	298,000	266,869
Series 2022-5A, Class A, 3.89%, 9/25/28(a)	614,000	585,382

Honda Auto Receivables Owner Trust, Series 2021-4, Class A3, 0.88%, 1/21/26	379,000	361,988
Hyundai Auto Lease Securitization Trust, Series 2022-A, Class A4, 1.32%, 12/15/25(a)	300,000	288,242
Hyundai Auto Receivables Trust, Series 2021-C, Class A3, 0.74%, 5/15/26	250,000	239,044
Mercedes-Benz Auto Receivables Trust, Series 2023-1, Class A4, 4.31%, 4/16/29	100,000	99,663
Nissan Auto Receivables Owner Trust, Series 2023-A, Class A4, 4.85%, 6/17/30	126,000	127,057
Prestige Auto Receivables Trust,
Series 2021-1A, Class B, 1.19%, 4/15/26(a)	323,000	310,699
Series 2021-1A, Class C, 1.53%, 2/15/28(a)	116,000	108,708

Santander Drive Auto Receivables Trust, Series 2021-4, Class C, 1.26%, 2/16/27	518,000	495,878

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Automobile (Continued)
Santander Retail Auto Lease Trust,
Series 2022-A, Class A3, 1.34%, 7/21/25(a)	$262,000	$ 250,958
Series 2022-A, Class A4, 1.42%, 1/20/26(a)	157,000	148,632
Series 2022-A, Class B, 1.61%, 1/20/26(a)	86,000	81,159

Toyota Auto Loan Extended Note Trust, Series 2022-1A, Class A, 3.82%, 4/25/35(a)	429,000	417,853
Toyota Auto Receivables Owner Trust, Series 2023-A, Class A4, 4.42%, 8/15/28	125,000	124,967
Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3, 1.02%, 6/22/26	449,000	430,097
Westlake Automobile Receivables Trust,
Series 2021-2A, Class C, 0.89%, 7/15/26(a)	406,000	386,481
Series 2021-3A, Class B, 1.29%, 1/15/27(a)	599,000	578,311
Series 2021-3A, Class C, 1.58%, 1/15/27(a)	598,000	566,436
Series 2022-1A, Class C, 3.11%, 3/15/27(a)	448,000	431,272
World Omni Auto Receivables Trust,
Series 2020-C, Class C, 1.39%, 5/17/27	50,000	46,978
Series 2023-A, Class A4, 4.66%, 5/15/29	114,000	114,578
Series 2023-B, Class A4, 4.68%, 5/15/29	175,000	175,324
		11,773,138
Automobile Floor Plan – 0.4%
Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A, 4.06%, 11/15/30	546,000	529,356
Other – 24.9%
ABPCI Direct Lending Fund ABS I Ltd., Series 2020-1A, Class B, 4.94%, 12/20/30(a)(b)	891,000	808,946
ABPCI Direct Lending Fund ABS II LLC,
Series 2022-2A, Class A1, (3M CME Term SOFR + 2.10%, 2.10% Floor), 7.18%, 3/01/32(a)(b)(c)	224,000	218,554
	Par	Value
Other (Continued)
ABPCI Direct Lending Fund ABS II LLC,
Series 2022-2A, Class C, 8.24%, 3/01/32(a)(b)	$935,000	$727,083

ABPCI Direct Lending Fund CLO II LLC, Series 2017-1A, Class ER, (3M USD LIBOR + 7.60%, 7.60% Floor), 12.85%, 4/20/32(a)(c)	746,000	684,943
ABPCI Direct Lending Fund CLO X L.P., Series 2020-10A, Class A1A, (3M USD LIBOR + 1.95%, 1.95% Floor), 6.76%, 1/20/32(a)(c)	250,000	246,633
ABPCI Direct Lending Fund IX LLC, Series 2020-9A, Class A1R, (3M USD LIBOR + 1.40%, 1.40% Floor), 6.69%, 11/18/31(a)(c)	378,000	370,517
Blackrock Mount Adams CLO IX L.P., Series 2021-9A, Class A1, (3M USD LIBOR + 1.37%, 1.37% Floor), 6.32%, 9/22/31(a)(c)	259,000	255,142
CARS-DB4 L.P., Series 2020-1A, Class A1, 2.69%, 2/15/50(a)	144,433	137,031
Cerberus Loan Funding XL LLC, Series 2023-1A, Class A, (3M CME Term SOFR + 2.40%, 2.40% Floor), 7.19%, 3/22/35(a)(c)	250,000	249,971
Cerberus Loan Funding XXIX L.P., Series 2020-2A, Class A, (3M USD LIBOR + 1.90%, 1.90% Floor), 7.16%, 10/15/32(a)(c)	939,000	925,357
Cerberus Loan Funding XXVIII L.P.,
Series 2020-1A, Class A, (3M USD LIBOR + 1.85%, 1.85% Floor), 7.11%, 10/15/31(a)(c)	579,687	576,005
Series 2020-1A, Class D, (3M USD LIBOR + 5.30%, 5.30% Floor), 10.56%, 10/15/31(a)(c)	764,000	754,815

Cerberus Loan Funding XXXI L.P., Series 2021-1A, Class A, (3M USD LIBOR + 1.50%, 1.50% Floor), 6.76%, 4/15/32(a)(c)	310,625	308,142

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Other (Continued)

CNH Equipment Trust, Series 2023-A, Class A4, 4.77%, 10/15/30	$100,000	$100,726
Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, 4/25/47(a)	872,320	676,545
Cologix Data Centers U.S. Issuer LLC, Series 2021-1A, Class A2, 3.30%, 12/26/51(a)	412,000	372,663
Conn's Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/26(a)	152,341	151,024
Dell Equipment Finance Trust, Series 2021-2, Class C, 0.94%, 12/22/26(a)	104,000	99,161
Diamond Infrastructure Funding LLC, Series 2021-1A, Class C, 3.47%, 4/15/49(a)	104,000	83,470
Diamond Issuer, Series 2021-1A, Class C, 3.79%, 11/20/51(a)	282,000	228,547
Elm Trust,
Series 2020-3A, Class A2, 2.95%, 8/20/29(a)	109,763	102,447
Series 2020-3A, Class B, 4.48%, 8/20/29(a)	272,351	238,267
Series 2020-4A, Class A2, 2.29%, 10/20/29(a)	104,553	96,483
Series 2020-4A, Class B, 3.87%, 10/20/29(a)	326,215	279,500

FCI Funding, Series 2021-1A, Class A, 1.13%, 4/15/33(a)	36,634	34,964
Fortress Credit Opportunities IX CLO Ltd., Series 2017-9A, Class A1TR, (3M USD LIBOR + 1.55%, 1.55% Floor), 6.81%, 10/15/33(a)(c)	954,000	926,261
Fortress Credit Opportunities XI CLO Ltd., Series 2018-11A, Class A1T, (3M USD LIBOR + 1.30%), 6.56%, 4/15/31(a)(c)	373,000	368,722
	Par	Value
Other (Continued)

Fortress Credit Opportunities XVII CLO Ltd., Series 2022-17A, Class A, (3M CME Term SOFR + 1.37%, 1.37% Floor), 6.36%, 1/15/30(a)(c)	$367,700	$361,107
Golub Capital Partners ABS Funding Ltd.,
Series 2020-1A, Class A2, 3.21%, 1/22/29(a)	769,000	721,883
Series 2020-1A, Class B, 4.50%, 1/22/29(a)	476,000	430,902
Series 2021-1A, Class A2, 2.77%, 4/20/29(a)	161,000	149,320
Series 2021-1A, Class B, 3.82%, 4/20/29(a)	382,000	346,482
Series 2021-2A, Class A, 2.94%, 10/19/29(a)	796,000	705,889
Series 2021-2A, Class B, 3.99%, 10/19/29(a)	926,000	802,132

Golub Capital Partners CLO 36m Ltd., Series 2018-36A, Class A, (3M USD LIBOR + 1.30%), 6.11%, 2/05/31(a)(c)	562,000	554,852
Golub Capital Partners CLO Ltd.,
Series 2018-38A, Class C, (3M USD LIBOR + 2.80%, 2.80% Floor), 8.05%, 7/20/30(a)(c)	507,000	485,527
Series 2019-42A, Class A2, (3M USD LIBOR + 2.00%, 2.00% Floor), 7.25%, 4/20/31(a)(c)	472,000	465,344
HPEFS Equipment Trust,
Series 2022-1A, Class B, 1.79%, 5/21/29(a)	226,000	215,886
Series 2022-1A, Class C, 1.96%, 5/21/29(a)	150,000	141,884

Ivy Hill Middle Market Credit Fund XVIII Ltd., Series 18A, Class E, (3M USD LIBOR + 7.75%, 7.75% Floor), 13.02%, 4/22/33(a)(c)	970,000	863,190
John Deere Owner Trust, Series 2023-A, Class A4, 5.01%, 12/17/29	123,000	125,014
Kubota Credit Owner Trust, Series 2023-1A, Class A4, 5.07%, 2/15/29(a)	100,000	100,848

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Other (Continued)
Lake Shore MM CLO III LLC,
Series 2019-2A, Class A1R, (3M USD LIBOR + 1.48%, 1.48% Floor), 6.74%, 10/17/31(a)(c)	$202,000	$198,548
Series 2019-2A, Class A2R, 2.52%, 10/17/31(a)	100,000	92,670

Lake Shore MM CLO IV Ltd., Series 2021-1A, Class X, (3M USD LIBOR + 1.18%, 1.18% Floor), 6.44%, 10/15/33(a)(c)	96,667	96,171
Legal Fee Funding LLC, Series 2006-1A, Class A, 8.00%, 7/20/36(a)	5,738	4,561
MCF CLO IX Ltd., Series 2019-1A, Class A1R, (3M CME Term SOFR + 1.50%, 1.50% Floor), 6.49%, 7/17/31(a)(c)	971,000	955,260
Monroe Capital ABS Funding Ltd.,
Series 2021-1A, Class A2, 2.82%, 4/22/31(a)(b)	403,000	371,178
Series 2021-1A, Class B, 3.91%, 4/22/31(a)(b)	221,000	198,781

NRZ Advance Receivables Trust, Series 2020-T2, Class AT2, 1.48%, 9/15/53(a)	930,000	908,637
Oportun Funding XIV LLC, Series 2021-A, Class A, 1.21%, 3/08/28(a)	133,375	127,328
Oportun Issuance Trust,
Series 2021-B, Class A, 1.47%, 5/08/31(a)	230,000	208,670
Series 2021-C, Class A, 2.18%, 10/08/31(a)	803,000	728,158

Owl Rock CLO III Ltd., Series 2020-3A, Class A1L, (3M USD LIBOR + 1.80%), 7.05%, 4/20/32(a)(c)	400,000	391,716
Owl Rock CLO VI Ltd., Series 2021-6A, Class A, (3M USD LIBOR + 1.45%, 1.45% Floor), 6.41%, 6/21/32(a)(c)	915,000	898,566
Owl Rock Technology Financing LLC, Series 2020-1A, Class A, (3M USD LIBOR + 2.95%, 2.95% Floor), 8.21%, 1/15/31(a)(c)	778,988	764,336
	Par	Value
Other (Continued)

Parliament CLO II Ltd., Series 2021-2A, Class A, (3M USD LIBOR + 1.35%, 1.35% Floor), 6.27%, 8/20/32(a)(c)	$332,345	$327,038
Parliament Funding II Ltd., Series 2020-1A, Class AR, (3M USD LIBOR + 1.25%, 1.25% Floor), 6.50%, 10/20/31(a)(c)	345,440	339,281
Pawneee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 7/15/27(a)	105,903	101,758
PFS Financing Corp.,
Series 2020-E, Class B, 1.57%, 10/15/25(a)	747,000	729,701
Series 2020-G, Class A, 0.97%, 2/15/26(a)	531,000	512,372
Series 2020-G, Class B, 1.57%, 2/15/26(a)	100,000	96,233
Series 2021-A, Class A, 0.71%, 4/15/26(a)	367,000	349,720
Series 2021-A, Class B, 0.96%, 4/15/26(a)	100,000	95,023
Series 2021-B, Class A, 0.77%, 8/15/26(a)	317,000	298,302
Series 2021-B, Class B, 1.09%, 8/15/26(a)	101,000	94,775
Series 2022-A, Class A, 2.47%, 2/15/27(a)	899,000	857,367
PRET LLC,
Series 2021-NPL6, Class A1, (Step to 5.49% on 12/25/24), 2.49%, 7/25/51(a)(d)	202,129	189,968
Series 2021-NPL5, Class A1, (Step to 5.49% on 11/25/24), 2.49%, 10/25/51(a)(d)	773,126	732,265
Pretium Mortgage Credit Partners I LLC,
Series 2021-NPL2, Class A1, (Step to 3.47% on 7/27/24), 1.99%, 6/27/60(a)(d)	323,909	301,205
Series 2021-NPL4, Class A1, (Step to 3.26% on 11/27/24), 2.36%, 10/27/60(a)(d)	635,386	598,006
Progress Residential Trust,
Series 2021-SFR11, Class A, 2.28%, 1/17/39(a)	103,770	89,555
Series 2021-SFR7, Class A, 1.69%, 8/17/40(a)	112,794	95,083

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Other (Continued)

SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(a)	$ 283,652	$ 254,713
Towd Point Mortgage Trust,
Series 2018-2, Class A1, 3.25%, 3/25/58(a)	209,908	201,707
Series 2020-4, Class A1, 1.75%, 10/25/60(a)	73,115	64,118

TVEST LLC, Series 2020-A, Class A, 4.50%, 7/15/32(a)	39,865	39,561
Vantage Data Centers Issuer LLC, Series 2020-1A, Class A2, 1.64%, 9/15/45(a)	140,000	126,244
VCAT LLC,
Series 2021-NPL1, Class A1, (Step to 5.29% on 1/25/24), 2.29%, 12/26/50(a)(d)	44,065	42,044
Series 2021-NPL2, Class A1, (Step to 5.12% on 4/25/24), 2.11%, 3/27/51(a)(d)	217,219	206,634
VCP CLO II Ltd.,
Series 2021-2A, Class E, (3M USD LIBOR + 8.41%), 13.67%, 4/15/31(a)(b)(c)	1,119,000	1,057,597
Series 2021-2A, Class A1, (3M USD LIBOR + 1.67%), 6.93%, 4/15/31(a)(b)(c)	817,000	814,303
VCP RRL ABS I Ltd.,
Series 2021-1A, Class A, 2.15%, 10/20/31(a)	315,979	286,285
Series 2021-1A, Class B, 2.85%, 10/20/31(a)(b)	282,488	254,932

Verizon Master Trust, Series 2023-3, Class A, 4.73%, 4/21/31(a)	474,000	476,123
VOLT C LLC, Series 2021-NPL9, Class A1, (Step to 4.99% on 5/25/24), 1.99%, 5/25/51(a)(d)	216,773	200,370
VOLT XCIV LLC, Series 2021-NPL3, Class A1, (Step to 5.24% on 2/25/24), 2.24%, 2/27/51(a)(d)	301,359	280,489
VOLT XCV LLC, Series 2021-NPL4, Class A1, (Step to 5.24% on 3/25/24), 2.24%, 3/27/51(a)(d)	269,302	251,283
	Par	Value
Other (Continued)
Woodmont Trust,
Series 2019-6A, Class A1R, (3M USD LIBOR + 1.48%, 1.48% Floor), 6.74%, 7/15/31(a)(c)	$526,000	$ 514,277
Series 2019-6A, Class A1R2, (3M USD LIBOR + 1.48%, 1.48% Floor), 6.74%, 7/15/31(a)(c)	250,000	247,168
		33,562,259
Whole Loan – 0.2%
RCO VII Mortgage LLC, Series 2021-2, Class A1, (Step to 5.12% on 10/25/24), 2.12%, 9/25/26(a)(d)	207,077	192,103
Total Asset-Backed Securities (Cost $48,427,073)		46,056,856

	Number of Shares
Common Stocks – 0.6%
Institutional Financial Services – 0.0%(e)
J.C. Penney Earnout*	3,405	19,153
Real Estate Services – 0.2%
Copper Property CTL Pass Through Trust	25,536	280,896
Telecommunications – 0.0%(e)
Windstream Corp.(f)*	3,347	16,735
Transportation & Logistics – 0.4%
PHI Group, Inc.*	44,387	443,870
Total Common Stocks (Cost $894,480)		760,654

	Par
Corporate Bonds – 2.5%
Asset Management – 0.7%
Ares Capital Corp., 2.88%, 6/15/28(g)	$398,000	334,416
OWL Rock Core Income Corp., 4.70%, 2/08/27(g)	660,000	603,032
		937,448
Commercial Support Services – 0.1%
Aramark Services, Inc., 6.38%, 5/01/25(a)	159,000	159,000

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Home & Office Products – 0.2%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(a)(g)	$315,000	$ 276,413
Leisure Facilities & Services – 0.1%
Royal Caribbean Cruises Ltd., 11.50%, 6/01/25(a)	164,000	174,045
Real Estate Investment Trusts – 0.5%
American Tower Trust #1, 5.49%, 3/15/28(a)	494,000	504,493
SBA Tower Trust, 1.63%, 11/15/26(a)	117,000	102,835
		607,328
Specialty Finance – 0.5%
Midcap Financial Issuer Trust, 6.50%, 5/01/28(a)	761,000	687,447
Telecommunications – 0.4%
Consolidated Communications, Inc., 6.50%, 10/01/28(a)(g)	381,000	297,180
Frontier Communications Holdings LLC,
5.88%, 10/15/27(a)	137,000	126,107
6.00%, 1/15/30(a)(g)	214,000	163,691
		586,978
Total Corporate Bonds (Cost $3,707,062)		3,428,659

Foreign Issuer Bonds – 0.5%
Canada – 0.4%
Air Canada Pass Through Trust, Series 2020-1, Class C, 10.50%, 7/15/26(a)	470,000	500,573
Ireland – 0.1%
Cimpress PLC, 7.00%, 6/15/26	175,000	146,514
Total Foreign Issuer Bonds (Cost $614,827)		647,087

Mortgage-Backed Securities – 4.3%
Commercial Mortgage-Backed Securities – 1.0%
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class E, (1M USD LIBOR + 2.00%, 2.00% Floor), 6.95%, 9/15/36(a)(c)	242,000	227,460
Series 2021-VOLT, Class F, (1M USD LIBOR + 2.40%, 2.40% Floor), 7.35%, 9/15/36(a)(c)	370,000	341,286
	Par	Value
Commercial Mortgage-Backed Securities (Continued)

Hawaii Hotel Trust, Series 2019-MAUI, Class C, (1M USD LIBOR + 1.65%, 1.65% Floor), 6.60%, 5/15/38(a)(c)	$616,000	$ 599,008
LoanCore Issuer Ltd., Series 2021-CRE4, Class A, (30D Average SOFR + 0.91%, 0.91% Floor), 5.66%, 7/15/35(a)(c)	86,304	83,919
VMC Finance LLC, Series 2021-HT1, Class A, (1M USD LIBOR + 1.65%, 1.65% Floor), 6.61%, 1/18/37(a)(c)	172,297	165,845
		1,417,518
Federal Home Loan Mortgage Corporation – 1.4%
Multifamily Structured Pass Through Certificates,
Series K068, Class A2, 3.24%, 8/25/27	100,000	96,446
Series K072, Class A2, 3.44%, 12/25/27	100,000	97,154
Series K077, Class A2, 3.85%, 5/25/28	100,000	98,831
Series K079, Class A2, 3.93%, 6/25/28	103,000	102,144
Series K080, Class A2, 3.93%, 7/25/28	188,000	186,430
Series K081, Class A2, 3.90%, 8/25/28	453,000	448,651
Series K082, Class A2, 3.92%, 9/25/28	365,000	361,842
Series K083, Class A2, 4.05%, 9/25/28	142,000	141,575
Series K085, Class A2, 4.06%, 10/25/28	187,000	185,731

Real Estate Mortgage Investment Conduits, Series 4162, Class P, 3.00%, 2/15/33	141,643	136,772
		1,855,576
Federal National Mortgage Association – 0.1%
Interest Strip, Series 284, Class 1, 0.00%, 7/25/27(h)	59,520	54,857

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Federal National Mortgage Association (Continued)
Real Estate Mortgage Investment Conduits,
Series 2014-3, Class AM, 2.50%, 1/25/32	$ 9,521	$ 9,476
Series 2012-144, Class PD, 3.50%, 4/25/42	96,404	93,705
		158,038
Government National Mortgage Association – 0.3%
Series 2012-150, Class IO, 0.44%, 11/16/52(i)	681,327	6,266
Series 2015-108, Class IO, 0.33%, 10/16/56(i)	41,475	964
Series 2015-7, Class IO, 0.45%, 1/16/57(i)	1,501,008	31,233
Series 2020-42, Class IO, 0.94%, 3/16/62(i)	1,422,611	91,040
Series 2020-43, Class IO, 1.26%, 11/16/61(i)	966,302	68,341
Series 2020-71, Class IO, 1.09%, 1/16/62(i)	1,259,618	86,749
Series 2020-75, Class IO, 0.87%, 2/16/62(i)	2,267,001	137,986
		422,579
Whole Loan – 1.5%
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.90%, 6/25/36(a)	108,898	103,231
CFMT LLC,
Series 2021-HB5, Class A, 0.80%, 2/25/31(a)(i)	181,991	175,154
Series 2021-HB7, Class A, 1.15%, 10/27/31(a)	131,283	122,993
Series 2021-HB7, Class M1, 2.12%, 10/27/31(a)(i)	192,000	177,017
PRPM LLC,
Series 2021-2, Class A1, 2.11%, 3/25/26(a)(i)	214,078	203,131
Series 2021-9, Class A1, (Step to 5.36% on 11/25/24), 2.36%, 10/25/26(a)(d)	339,694	317,004
Series 2021-10, Class A1, (Step to 5.49% on 11/25/24), 2.49%, 10/25/26(a)(d)	344,288	322,100
Series 2021-11, Class A1, (Step to 5.49% on 12/25/24), 2.49%, 11/25/26(a)(d)	409,567	389,576
	Par	Value
Whole Loan (Continued)

Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75%, 1/25/63(a)	$197,466	$ 184,971
		1,995,177
Total Mortgage-Backed Securities (Cost $6,775,381)		5,848,888

Municipal Bonds – 0.1%
Texas – 0.1%
Texas Natural Gas Securitization Finance Corp., Taxable Customer Rate Relief Revenue Bonds, 5.10%, 4/01/35	100,000	104,982
Total Municipal Bonds (Cost $100,000)		104,982

Term Loans – 2.1%(c)
Commercial Support Services – 0.3%
Cimpress PLC, Tranche B-1 Term Loan, (1M USD LIBOR + 3.50%, 0.50% Floor), 8.52%, 5/17/28	267,240	255,816
Packers Holdings LLC, Initial Term Loan, (1M USD CME Term SOFR + 3.25%, 0.75% Floor), 8.24%, 3/09/28	327,453	161,048
		416,864
Health Care Facilities & Services – 0.6%
Heartland Dental LLC, 2021 Incremental Term Loan, (1M USD LIBOR + 4.00%), 9.02%, 4/30/25	490,321	476,225
PetVet Care Centers LLC, 2021 First Lien Replacement Term Loan, (1M USD LIBOR + 3.50%, 0.75% Floor), 8.52%, 2/14/25	319,391	307,014
		783,239
Insurance – 0.3%
Asurion LLC, New B-7 Term Loan, (1M USD LIBOR + 3.00%), 8.02%, 11/03/24	432,439	431,280
Retail - Discretionary – 0.0%(e)
J.C. Penney Corp., Inc., Term Loan, (j)	233,386	23

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
	Par	Value
Software – 0.4%
Azalea TopCo, Inc., Initial Term Loan, (1M USD LIBOR + 3.50%), 8.52%, 7/24/26	$327,099	$ 312,278
Polaris Newco LLC, Dollar Term Loan, (3M USD LIBOR + 4.00%, 0.50% Floor), 9.16%, 6/02/28	325,050	300,808
		613,086
Telecommunications – 0.5%
Frontier Communications Corp., TLB, (1M USD LIBOR + 3.75%, 0.75% Floor), 8.81%, 5/01/28	362,600	345,558
Windstream Services II LLC, Initial Term Loan, (1M USD CME Term SOFR + 6.25%, 1.00% Floor), 11.33%, 9/21/27	307,211	276,729
		622,287
Total Term Loans (Cost $3,139,907)		2,866,779

U.S. Government Obligations – 0.8%
U.S. Treasury Notes – 0.8%
3.50%, 1/31/28	1,048,000	1,046,813
Total U.S. Government Obligations (Cost $1,041,102)		1,046,813

	Number of Shares
Warrants – 0.0%(e)
Telecommunications – 0.0%(e)
Windstream Services LLC(f)*	318	1,590
Total Warrants (Cost $146,140)		1,590

Investment Companies – 45.1%
Schwab Intermediate-Term U.S. Treasury ETF(g)	294,275	14,902,086
	Number of Shares	Value

Schwab Short-Term U.S. Treasury ETF	519,615	$25,336,427
Vanguard Short-Term Corporate Bond ETF(g)	154,467	11,807,458
Vanguard Short-Term Inflation-Protected Securities ETF	180,786	8,648,802
Total Investment Companies (Cost $64,433,889)		60,694,773

	Par/Number of Shares
Short-Term Investments – 11.8%
Asset-Backed Securities – 0.3%
Gracie Point International Funding, (1M USD LIBOR + 0.75%), 5.78%, 11/01/23(a)(c)	$ 371,607	371,597
Corporate Bonds – 0.4%
Golub Capital BDC, Inc., 3.37%, 4/15/24	513,000	496,091
Money Market Funds – 8.4%
Northern Institutional Funds - Liquid Assets Portfolio, 4.85%(k)(l)	2,082,163	2,082,163
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(k)	9,319,628	9,319,628
		11,401,791
U.S. Treasury Bills – 2.7%
U.S. Treasury Bill, 3.09%, 5/02/23(m)	3,664,000	3,663,577
Total Short-Term Investments (Cost $15,950,012)		15,933,056
Total Investments – 102.0% (Cost $145,229,873)		137,390,137
Liabilities less Other Assets – (2.0)%		(2,662,173)
NET ASSETS – 100.0%		$134,727,964

Percentages shown are based on Net Assets.

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
(b)	Restricted security that has been deemed illiquid and is classified as Level 2. At April 30, 2023, the value of these restricted illiquid securities amounted to $4,451,375 or 3.30% of net assets. Additional information on these restricted illiquid securities is as follows:

Security	Acquisition Date	Acquisition Cost
ABPCI Direct Lending Fund ABS I Ltd., 4.94%, 12/20/30	12/16/20	$ 891,000
ABPCI Direct Lending Fund ABS II LLC, 7.18%, 3/1/32	2/15/22	224,000
ABPCI Direct Lending Fund ABS II LLC, 8.24%, 3/1/32	2/15/22	935,000
Monroe Capital ABS Funding Ltd., 2.82%, 4/22/31	2/18/21-3/25/21	402,757
Monroe Capital ABS Funding Ltd., 3.91%, 4/22/31	2/18/21	221,000
VCP CLO II Ltd., 13.67%, 4/15/31	2/5/21	1,085,430
VCP CLO II Ltd., 6.93%, 4/15/31	3/7/22	813,426
VCP RRL ABS I Ltd., 2.85%, 10/20/31	7/28/21	282,488

(c)	Variable rate security. Rate as of April 30, 2023 is disclosed.
(d)	Step coupon bond. Rate as of April 30, 2023 is disclosed.
(e)	Amount rounds to less than 0.05%.
(f)	Investment is valued using significant unobservable inputs (Level 3).
(g)	Security either partially or fully on loan (See Note 7).
(h)	Zero coupon bond.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2023 is disclosed.
(j)	Issuer has defaulted on terms of debt obligation. Income is not being accrued.
(k)	7-day current yield as of April 30, 2023 is disclosed.
(l)	Security purchased with the cash proceeds from securities loaned (See Note 7).
(m)	Discount rate at the time of purchase.
*	Non-Income Producing Security

Abbreviations:
1M	1 Month
3M	3 Month
30D	30 Day
ABS	Asset-Backed Security
BDC	Business Development Company
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
ETF	Exchange-Traded Fund
IO	Interest Only
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company
SOFR	United States Secured Overnight Financing Rate
Strip	Separate Trading of Registered Interest and Principal
USD	United States Dollar
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Defensive Bond Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar Defensive Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$46,056,856	$ —	$ 46,056,856
Common Stocks	443,870	300,049	16,735	760,654
Corporate Bonds	—	3,428,659	—	3,428,659
Foreign Issuer Bonds	—	647,087	—	647,087
Mortgage-Backed Securities	—	5,848,888	—	5,848,888
Municipal Bonds	—	104,982	—	104,982
Term Loans	—	2,866,779	—	2,866,779
U.S. Government Obligations	—	1,046,813	—	1,046,813
Warrants	—	—	1,590	1,590
Investment Companies	60,694,773	—	—	60,694,773
Short-Term Investments	11,401,791	4,531,265	—	15,933,056
Total Investments	$72,540,434	$64,831,378	$18,325	$137,390,137
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar Multisector Bond Fund
	Par (a)	Value
Asset-Backed Securities – 0.3%
Other – 0.3%
AIG CLO LLC, Series 2021-2A, Class E, (3M USD LIBOR + 6.50%, 6.50% Floor), 11.75%, 7/20/34(b)(c)	$250,000	$232,803
Pikes Peak CLO 4, Series 2019-4A, Class ER, (3M USD LIBOR + 6.61%, 6.61% Floor), 11.87%, 7/15/34(b)(c)	250,000	214,552
Total Asset-Backed Securities (Cost $497,698)		447,355

	Number of Shares
Common Stocks – 0.2%
Cable & Satellite – 0.0%(d)
Altice USA, Inc., Class A*	16,055	56,193
Engineering & Construction – 0.0%(d)
Mcdermott International Ltd.*	1,932	734
Oil & Gas Producers – 0.2%
Battalion Oil Corp.*	363	2,556
Canadian Natural Resources Ltd. (Canada)	1,464	89,260
Diamondback Energy, Inc.	820	116,604
EOG Resources, Inc.	473	56,509
Pioneer Natural Resources Co.	134	29,152
		294,081
Technology Services – 0.0%(d)
Clarivate PLC*	78	691
Total Common Stocks (Cost $634,984)		351,699

	Par (a)
Convertible Bonds – 1.4%
Biotechnology & Pharmaceuticals – 0.3%
BioMarin Pharmaceutical, Inc., 1.25%, 5/15/27	$335,000	345,736
Livongo Health, Inc., 0.88%, 6/01/25	120,000	107,969
		453,705
	Par (a)	Value
Cable & Satellite – 0.4%
DISH Network Corp.,
0.00%, 12/15/25(e)	$ 175,000	$ 85,339
3.37%, 8/15/26	1,175,000	553,425
		638,764
Entertainment Content – 0.1%
Bilibili, Inc., 0.50%, 12/01/26	105,000	87,832
Health Care Facilities & Services – 0.2%
Teladoc Health, Inc., 1.25%, 6/01/27	460,000	366,920
Household Products – 0.0%(d)
Beauty Health (The) Co., 1.25%, 10/01/26(b)	15,000	12,263
Internet Media & Services – 0.1%
Uber Technologies, Inc., 0.00%, 12/15/25(e)	240,000	208,741
Zillow Group, Inc., 1.38%, 9/01/26	30,000	35,010
		243,751
Leisure Facilities & Services – 0.1%
NCL Corp. Ltd., 1.12%, 2/15/27	150,000	108,777
Penn Entertainment, Inc., 2.75%, 5/15/26	30,000	42,735
		151,512
Medical Equipment & Devices – 0.0%(d)
Lantheus Holdings, Inc., 2.62%, 12/15/27(b)	60,000	79,473
Semiconductors – 0.0%(d)
Wolfspeed, Inc.,
0.25%, 2/15/28	15,000	10,868
1.88%, 12/01/29(b)	35,000	25,848
		36,716
Software – 0.1%
Unity Software, Inc., 0.00%, 11/15/26(e)	105,000	81,638
Transportation & Logistics – 0.1%
Southwest Airlines Co., 1.25%, 5/01/25	210,000	224,805
Total Convertible Bonds (Cost $3,113,935)		2,377,379

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Number of Shares	Value
Convertible Preferred Stocks – 0.1%
Technology Services – 0.1%
Clarivate PLC, 5.25%	3,251	$130,040
Total Convertible Preferred Stocks (Cost $221,532)		130,040

	Par (a)
Corporate Bonds – 41.8%
Advertising & Marketing – 0.0%(d)
CMG Media Corp., 8.88%, 12/15/27(b)	$ 55,000	42,641
Aerospace & Defense – 0.9%
Boeing (The) Co.,
3.25%, 2/01/28	117,000	109,016
5.71%, 5/01/40	75,000	75,275
3.85%, 11/01/48	23,000	17,141
5.81%, 5/01/50	88,000	87,529
5.93%, 5/01/60	52,000	51,380

Lockheed Martin Corp., 5.25%, 1/15/33	111,000	118,610
Moog, Inc., 4.25%, 12/15/27(b)	15,000	14,103
Northrop Grumman Corp., 4.95%, 3/15/53	42,000	41,507
Raytheon Technologies Corp.,
5.15%, 2/27/33	58,000	60,280
4.45%, 11/16/38	65,000	61,897
4.50%, 6/01/42	67,000	63,254
4.80%, 12/15/43	7,000	6,705
4.35%, 4/15/47	48,000	43,590
5.38%, 2/27/53	61,000	64,137

Spirit AeroSystems, Inc., 4.60%, 6/15/28	230,000	195,126
TransDigm, Inc.,
6.25%, 3/15/26(b)	200,000	200,946
5.50%, 11/15/27	90,000	86,371
6.75%, 8/15/28(b)	300,000	304,662
		1,601,529
Apparel & Textile Products – 0.0%(d)
Crocs, Inc., 4.13%, 8/15/31(b)	20,000	16,889
Asset Management – 0.6%
Blackstone Holdings Finance Co. LLC,
2.00%, 1/30/32(b)	47,000	36,033
6.20%, 4/22/33(b)	143,000	149,094
	Par (a)	Value
Asset Management (Continued)
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.38%, 12/15/25	$105,000	$ 104,107
6.25%, 5/15/26	105,000	103,316
5.25%, 5/15/27	565,000	532,437

Main Street Capital Corp., 3.00%, 7/14/26	19,000	16,716
OWL Rock Core Income Corp., 7.75%, 9/16/27(b)	57,000	57,269
		998,972
Automotive – 1.1%
Dana, Inc., 4.25%, 9/01/30	45,000	36,450
Ford Motor Credit Co. LLC,
4.06%, 11/01/24	505,000	490,672
2.30%, 2/10/25	475,000	442,221

General Motors Co., 6.13%, 10/01/25	60,000	61,069
General Motors Financial Co., Inc.,
(3M USD LIBOR + 3.60%), 5.75%, 9/30/27(f)(g)	260,000	220,680
(3M USD LIBOR + 3.44%), 6.50%, 9/30/28(f)(g)	120,000	103,436
5.85%, 4/06/30	34,000	33,983
(5Y US Treasury CMT + 5.00%), 5.70%, 9/30/30(f)(g)	115,000	100,481
Harley-Davidson Financial Services, Inc.,
3.05%, 2/14/27(b)	53,000	47,943
6.50%, 3/10/28(b)	39,000	39,431
Toyota Motor Credit Corp.,
4.40%, 9/20/24	290,000	289,171
4.45%, 6/29/29	60,000	60,932
4.70%, 1/12/33	60,000	61,283

Wheel Pros, Inc., 6.50%, 5/15/29(b)	65,000	30,550
		2,018,302
Banking – 2.4%
Bank of America Corp.,
(SOFR + 0.91%), 1.66%, 3/11/27(g)	130,000	117,479
(SOFR + 0.96%), 1.73%, 7/22/27(g)	51,000	45,691
(3M USD LIBOR + 1.51%), 3.70%, 4/24/28(g)	133,000	126,107
(3M USD LIBOR + 1.37%), 3.59%, 7/21/28(g)	95,000	89,339
(3M USD LIBOR + 1.04%), 3.42%, 12/20/28(g)	103,000	95,613

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Banking (Continued)
Bank of America Corp.,
(SOFR + 1.63%), 5.20%, 4/25/29(g)	$ 56,000	$ 56,372
(SOFR + 1.06%), 2.09%, 6/14/29(g)	6,000	5,185
(3M USD LIBOR + 1.31%), 4.27%, 7/23/29(g)	103,000	98,718
(3M USD LIBOR + 1.18%), 3.19%, 7/23/30(g)	85,000	75,749
(SOFR + 2.15%), 2.59%, 4/29/31(g)	41,000	34,731
(SOFR + 1.53%), 1.90%, 7/23/31(g)	143,000	114,838
(SOFR + 1.22%), 2.65%, 3/11/32(g)	90,000	75,007
(SOFR + 1.32%), 2.69%, 4/22/32(g)	304,000	254,031
(SOFR + 1.22%), 2.30%, 7/21/32(g)	164,000	132,306
(SOFR + 1.33%), 2.97%, 2/04/33(g)	149,000	125,784
(SOFR + 1.83%), 4.57%, 4/27/33(g)	76,000	72,490
(SOFR + 1.91%), 5.29%, 4/25/34(g)	326,000	328,180
(5Y US Treasury CMT + 1.20%), 2.48%, 9/21/36(g)	237,000	181,088
(5Y US Treasury CMT + 2.00%), 3.85%, 3/08/37(g)	93,000	80,458
(SOFR + 1.93%), 2.68%, 6/19/41(g)	7,000	4,966
(3M USD LIBOR + 3.15%), 4.08%, 3/20/51(g)	22,000	18,453
Citigroup, Inc.,
(SOFR + 1.28%), 3.07%, 2/24/28(g)	34,000	31,785
(SOFR + 3.91%), 4.41%, 3/31/31(g)	41,000	39,144

First Horizon Bank, 5.75%, 5/01/30	250,000	236,295
JPMorgan Chase & Co.,
(3M CME Term SOFR + 0.58%), 0.97%, 6/23/25(g)	266,000	252,224
(SOFR + 1.16%), 2.30%, 10/15/25(g)	75,000	71,636
(SOFR + 1.85%), 2.08%, 4/22/26(g)	37,000	34,861
(3M USD LIBOR + 1.25%), 3.96%, 1/29/27(g)	58,000	56,425
(3M CME Term SOFR + 0.70%), 1.04%, 2/04/27(g)	179,000	160,606
	Par (a)	Value
Banking (Continued)
JPMorgan Chase & Co.,
(SOFR + 0.89%), 1.58%, 4/22/27(g)	$ 67,000	$ 60,705
(SOFR + 0.77%), 1.47%, 9/22/27(g)	115,000	102,402
(SOFR + 1.17%), 2.95%, 2/24/28(g)	106,000	98,618
(SOFR + 1.89%), 2.18%, 6/01/28(g)	42,000	37,726
(3M USD LIBOR + 0.95%), 3.51%, 1/23/29(g)	76,000	71,479
(SOFR + 1.02%), 2.07%, 6/01/29(g)	39,000	33,961
(3M USD LIBOR + 1.33%), 4.45%, 12/05/29(g)	126,000	122,655
(SOFR + 1.07%), 1.95%, 2/04/32(g)	45,000	36,273
(SOFR + 1.26%), 2.96%, 1/25/33(g)	31,000	26,510
(SOFR + 2.46%), 3.11%, 4/22/41(g)	43,000	32,836
(SOFR + 2.44%), 3.11%, 4/22/51(g)	66,000	46,924
Truist Financial Corp.,
(3M USD LIBOR + 0.65%), 5.52%, 3/15/28(c)	106,000	95,961
(SOFR + 1.85%), 5.12%, 1/26/34(g)	31,000	30,058
Wells Fargo & Co.,
(SOFR + 2.02%), 5.39%, 4/24/34(g)	163,000	165,815
(SOFR + 2.53%), 3.07%, 4/30/41(g)	21,000	15,753
(SOFR + 4.50%), 5.01%, 4/04/51(g)	48,000	45,422
(SOFR + 2.13%), 4.61%, 4/25/53(g)	150,000	134,325
		4,172,984
Beverages – 0.0%(d)
Constellation Brands, Inc., 4.90%, 5/01/33	21,000	21,070
Biotechnology & Pharmaceuticals – 1.4%
AbbVie, Inc.,
3.20%, 5/14/26	68,000	65,504
3.20%, 11/21/29	77,000	71,154
4.50%, 5/14/35	83,000	80,779
4.05%, 11/21/39	26,000	22,999
4.63%, 10/01/42	59,000	53,573
4.25%, 11/21/49	39,000	34,186
Amgen, Inc.,
2.20%, 2/21/27	59,000	54,584
2.45%, 2/21/30	36,000	31,492
5.25%, 3/02/30	41,000	42,109

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Biotechnology & Pharmaceuticals (Continued)
Amgen, Inc.,
2.30%, 2/25/31	$ 22,000	$ 18,639
5.25%, 3/02/33	63,000	64,821
3.15%, 2/21/40	96,000	74,708
5.60%, 3/02/43	178,000	183,162
5.65%, 3/02/53	129,000	133,637
2.77%, 9/01/53	46,000	29,458
5.75%, 3/02/63	53,000	54,895
Bausch Health Cos., Inc.,
6.13%, 2/01/27(b)	65,000	46,837
4.87%, 6/01/28(b)	520,000	342,550
6.25%, 2/15/29(b)	120,000	54,996
5.00%, 2/15/29(b)	5,000	2,350
5.25%, 1/30/30(b)	140,000	65,800
Bristol-Myers Squibb Co.,
3.20%, 6/15/26	46,000	44,806
3.40%, 7/26/29	11,000	10,524
4.63%, 5/15/44	25,000	24,216
4.55%, 2/20/48	40,000	38,057
3.70%, 3/15/52	73,000	60,560
3.90%, 3/15/62	23,000	19,074
Eli Lilly & Co.,
4.87%, 2/27/53	95,000	99,273
4.95%, 2/27/63	36,000	37,580

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 6/30/28(b)(h)	100,000	5,625
Endo Luxembourg Finance Co. I S.a.r.l./Endo U.S., Inc., 6.13%, 4/01/29(b)(h)	10,000	7,007
Johnson & Johnson,
3.63%, 3/03/37	61,000	57,085
5.85%, 7/15/38	43,000	50,028
2.10%, 9/01/40	40,000	29,081

Mylan, Inc., 5.20%, 4/15/48	72,000	55,383
Organon & Co./Organon Foreign Debt Co-Issuer B.V., 5.12%, 4/30/31(b)	240,000	213,850
Prestige Brands, Inc., 3.75%, 4/01/31(b)	45,000	38,140
Royalty Pharma PLC,
1.75%, 9/02/27	101,000	88,548
3.55%, 9/02/50	26,000	17,866

Utah Acquisition Sub, Inc., 5.25%, 6/15/46	32,000	24,800
Viatris, Inc.,
3.85%, 6/22/40	43,000	29,695
4.00%, 6/22/50	7,000	4,541
		2,483,972
	Par (a)	Value
Cable & Satellite – 2.6%
Block Communications, Inc., 4.88%, 3/01/28(b)	$ 25,000	$ 21,522
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.50%, 5/01/26(b)	25,000	24,542
5.12%, 5/01/27(b)	460,000	434,042
5.00%, 2/01/28(b)	515,000	476,165
4.75%, 3/01/30(b)	620,000	533,446
4.25%, 2/01/31(b)	102,000	83,539
4.50%, 5/01/32	44,000	35,225
4.25%, 1/15/34(b)	90,000	68,557
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 7/23/25	10,000	9,906
2.80%, 4/01/31	29,000	23,401
2.30%, 2/01/32	27,000	20,558
6.48%, 10/23/45	9,000	8,339
4.80%, 3/01/50	79,000	59,826
3.95%, 6/30/62	67,000	41,240
Comcast Corp.,
5.35%, 11/15/27	10,000	10,411
1.95%, 1/15/31	36,000	30,131
5.65%, 6/15/35	72,000	77,807
6.50%, 11/15/35	11,000	12,683
3.20%, 7/15/36	23,000	19,544
3.90%, 3/01/38	48,000	43,227
3.25%, 11/01/39	88,000	71,409
2.89%, 11/01/51	47,000	32,119
2.94%, 11/01/56	140,000	93,073
CSC Holdings LLC,
5.75%, 1/15/30(b)	900,000	459,310
4.63%, 12/01/30(b)	1,000,000	488,127

Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	340,000	298,374
DISH DBS Corp.,
7.75%, 7/01/26	315,000	181,972
5.25%, 12/01/26(b)	285,000	217,692
7.38%, 7/01/28	80,000	40,082
5.75%, 12/01/28(b)	185,000	131,518
5.12%, 6/01/29	585,000	269,793

Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28(b)	130,000	60,658
Sirius XM Radio, Inc.,
5.00%, 8/01/27(b)	175,000	160,966
3.88%, 9/01/31(b)	15,000	11,335
		4,550,539

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Chemicals – 0.4%
Ashland LLC, 3.38%, 9/01/31(b)	$ 30,000	$ 24,820
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(b)	135,000	111,243
Chemours (The) Co.,
5.38%, 5/15/27	70,000	65,055
4.63%, 11/15/29(b)	45,000	37,062
Dow Chemical (The) Co.,
6.30%, 3/15/33	20,000	21,997
4.38%, 11/15/42	71,000	62,449

International Flavors & Fragrances, Inc., 1.83%, 10/15/27(b)	75,000	63,891
LYB International Finance III LLC,
4.20%, 5/01/50	23,000	17,834
3.63%, 4/01/51	16,000	11,348
Mosaic (The) Co.,
5.45%, 11/15/33	81,000	81,643
4.87%, 11/15/41	19,000	16,963
5.62%, 11/15/43	15,000	14,543

RPM International, Inc., 2.95%, 1/15/32	86,000	69,751
Westlake Corp., 3.13%, 8/15/51	17,000	10,879
WR Grace Holdings LLC, 5.62%, 8/15/29(b)	15,000	12,939
		622,417
Commercial Support Services – 0.4%
ADT Security (The) Corp., 4.13%, 8/01/29(b)	265,000	230,218
Aramark Services, Inc., 5.00%, 2/01/28(b)	25,000	23,810
Clean Harbors, Inc., 6.37%, 2/01/31(b)	50,000	51,012
Covanta Holding Corp., 4.88%, 12/01/29(b)	210,000	186,900
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 8/31/27(b)	30,000	26,810
Republic Services, Inc.,
2.90%, 7/01/26	35,000	33,427
5.00%, 4/01/34	88,000	90,024

Waste Connections, Inc., 2.60%, 2/01/30	16,000	14,127
Waste Management, Inc.,
4.63%, 2/15/30	34,000	34,426
4.63%, 2/15/33	23,000	23,287
		714,041
	Par (a)	Value
Construction Materials – 0.1%
Advanced Drainage Systems, Inc., 6.38%, 6/15/30(b)	$ 85,000	$ 84,092
Standard Industries, Inc., 4.38%, 7/15/30(b)	80,000	69,052
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/29(b)	50,000	47,510
		200,654
Containers & Packaging – 0.1%
Graham Packaging Co., Inc., 7.12%, 8/15/28(b)	75,000	65,267
LABL, Inc., 5.88%, 11/01/28(b)	10,000	9,225
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 2/01/28(b)	60,000	60,882
WRKCo, Inc., 4.65%, 3/15/26	31,000	30,627
		166,001
Diversified Industrials – 0.0%(d)
Honeywell International, Inc., 5.00%, 2/15/33	25,000	26,370
Parker-Hannifin Corp., 4.25%, 9/15/27	54,000	53,336
		79,706
E-Commerce Discretionary – 0.2%
Amazon.com, Inc.,
4.55%, 12/01/27	53,000	53,965
2.10%, 5/12/31	17,000	14,598
3.60%, 4/13/32	53,000	50,393
4.70%, 12/01/32	31,000	31,881
3.10%, 5/12/51	110,000	83,145
3.95%, 4/13/52	27,000	23,774
3.25%, 5/12/61	73,000	53,864
4.10%, 4/13/62	99,000	86,081
		397,701
Electric Utilities – 3.3%
Alabama Power Co.,
3.85%, 12/01/42	4,000	3,386
3.75%, 3/01/45	29,000	23,547
4.30%, 7/15/48	38,000	33,244
3.45%, 10/01/49	26,000	19,597

Alliant Energy Finance LLC, 3.60%, 3/01/32(b)	28,000	24,730
American Electric Power Co., Inc.,
5.62%, 3/01/33	41,000	42,951

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Electric Utilities (Continued)
American Electric Power Co., Inc.,
(5Y US Treasury CMT + 2.68%), 3.88%, 2/15/62(g)	$ 36,000	$ 28,812
Appalachian Power Co.,
3.40%, 6/01/25	25,000	24,255
4.50%, 3/01/49	33,000	28,604

Avangrid, Inc., 3.15%, 12/01/24	47,000	45,430
Calpine Corp.,
5.25%, 6/01/26(b)	40,000	38,899
4.50%, 2/15/28(b)	355,000	330,614

CenterPoint Energy Houston Electric LLC, 4.95%, 4/01/33	22,000	22,560
Clearway Energy Operating LLC, 3.75%, 2/15/31(b)	45,000	38,500
CMS Energy Corp., (5Y US Treasury CMT + 4.12%), 4.75%, 6/01/50(g)	207,000	181,125
Connecticut Light and Power (The) Co., 5.25%, 1/15/53	90,000	94,330
Dominion Energy, Inc.,
3.07%, 8/15/24	38,000	36,949
5.37%, 11/15/32	53,000	54,384
DTE Electric Co.,
5.20%, 4/01/33	28,000	29,233
5.40%, 4/01/53	19,000	20,117
Duke Energy Carolinas LLC,
6.45%, 10/15/32	34,000	37,941
4.25%, 12/15/41	18,000	16,217
4.00%, 9/30/42	32,000	27,658
3.75%, 6/01/45	6,000	4,945
5.35%, 1/15/53	47,000	49,316

Duke Energy Corp., 3.15%, 8/15/27	32,000	30,285
Duke Energy Florida LLC,
2.40%, 12/15/31	35,000	29,617
5.95%, 11/15/52	29,000	33,016

Duke Energy Indiana LLC, 3.25%, 10/01/49	29,000	21,401
Duke Energy Ohio, Inc.,
5.25%, 4/01/33	22,000	22,841
3.70%, 6/15/46	44,000	34,381
4.30%, 2/01/49	49,000	42,282
5.65%, 4/01/53	15,000	15,926
Duke Energy Progress LLC,
5.25%, 3/15/33	21,000	21,981
4.10%, 5/15/42	62,000	54,420
4.10%, 3/15/43	42,000	36,565
	Par (a)	Value
Electric Utilities (Continued)
Duke Energy Progress LLC,
4.20%, 8/15/45	$ 61,000	$ 53,100
4.00%, 4/01/52	21,000	17,739
5.35%, 3/15/53	52,000	54,098
Entergy Arkansas LLC,
4.00%, 6/01/28	10,000	9,757
5.15%, 1/15/33	23,000	23,823
4.20%, 4/01/49	23,000	19,889
2.65%, 6/15/51	14,000	9,133
3.35%, 6/15/52	34,000	25,308
Entergy Louisiana LLC,
3.25%, 4/01/28	5,000	4,718
4.00%, 3/15/33	27,000	25,573
Entergy Mississippi LLC,
3.85%, 6/01/49	34,000	27,216
3.50%, 6/01/51	15,000	11,296

Evergy Kansas Central, Inc., 5.70%, 3/15/53	66,000	69,814
Eversource Energy,
1.40%, 8/15/26	119,000	107,109
2.90%, 3/01/27	68,000	64,031
5.45%, 3/01/28	51,000	52,891
Exelon Corp.,
5.15%, 3/15/28	82,000	83,819
4.95%, 6/15/35	138,000	137,997
5.60%, 3/15/53	37,000	38,088
Florida Power & Light Co.,
5.40%, 9/01/35	31,000	31,847
5.65%, 2/01/37	20,000	21,600
2.88%, 12/04/51	4,000	2,853

Georgia Power Co., 4.70%, 5/15/32	32,000	31,924
Idaho Power Co., 5.50%, 3/15/53	47,000	49,899
Indiana Michigan Power Co.,
3.85%, 5/15/28	22,000	21,339
6.05%, 3/15/37	12,000	13,061
5.62%, 4/01/53	73,000	77,660

IPALCO Enterprises, Inc., 4.25%, 5/01/30	66,000	61,072
Kentucky Utilities Co., 5.45%, 4/15/33	25,000	26,106
Louisville Gas and Electric Co., 5.45%, 4/15/33	25,000	26,079
Metropolitan Edison Co.,
4.00%, 4/15/25(b)	71,000	68,726
5.20%, 4/01/28(b)	43,000	43,846
MidAmerican Energy Co.,
4.80%, 9/15/43	15,000	14,580

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Electric Utilities (Continued)
MidAmerican Energy Co.,
4.40%, 10/15/44	$ 95,000	$88,146
4.25%, 5/01/46	59,000	52,445
Mississippi Power Co.,
4.75%, 10/15/41	11,000	9,632
4.25%, 3/15/42	26,000	22,414

Monongahela Power Co., 3.55%, 5/15/27(b)	47,000	44,806
National Rural Utilities Cooperative Finance Corp.,
3.40%, 2/07/28	22,000	21,042
2.75%, 4/15/32	32,000	27,479
4.02%, 11/01/32	41,000	38,461
4.15%, 12/15/32	50,000	47,889
5.80%, 1/15/33	29,000	31,237
(3M USD LIBOR + 3.63%), 5.25%, 4/20/46(g)	97,000	92,903
NextEra Energy Capital Holdings, Inc.,
4.26%, 9/01/24	50,000	49,522
6.05%, 3/01/25	76,000	77,264
4.45%, 6/20/25	51,000	50,730
1.88%, 1/15/27	70,000	63,581
5.05%, 2/28/33	69,000	69,747
5.25%, 2/28/53	60,000	59,376
NRG Energy, Inc.,
5.25%, 6/15/29(b)	10,000	9,224
3.88%, 2/15/32(b)	100,000	80,745

Oklahoma Gas and Electric Co., 5.40%, 1/15/33	24,000	25,062
Pacific Gas and Electric Co.,
3.25%, 6/01/31	31,000	26,220
4.45%, 4/15/42	52,000	40,707
4.30%, 3/15/45	46,000	34,408
6.75%, 1/15/53	32,000	32,758
PacifiCorp.,
4.10%, 2/01/42	112,000	98,905
5.35%, 12/01/53	70,000	72,878

Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(b)	55,000	51,168
PG&E Corp.,
5.00%, 7/01/28	105,000	98,802
5.25%, 7/01/30	15,000	13,825

PPL Electric Utilities Corp., 5.25%, 5/15/53	56,000	58,328
Public Service Co. of Colorado, 5.25%, 4/01/53	38,000	39,085
	Par (a)	Value
Electric Utilities (Continued)

Public Service Co. of New Hampshire, 5.15%, 1/15/53	$ 30,000	$ 31,114
Public Service Co. of Oklahoma,
2.20%, 8/15/31	59,000	48,824
3.15%, 8/15/51	57,000	39,035
Public Service Electric and Gas Co.,
3.00%, 5/15/27	25,000	23,841
5.12%, 3/15/53	16,000	16,557
Public Service Enterprise Group, Inc.,
5.85%, 11/15/27	54,000	56,591
2.45%, 11/15/31	90,000	75,006

Sempra Energy, (5Y US Treasury CMT + 2.87%), 4.13%, 4/01/52(g)	182,000	147,391
Southern (The) Co., (5Y US Treasury CMT + 3.73%), 4.00%, 1/15/51(g)	214,000	201,074
Southern California Edison Co.,
4.05%, 3/15/42	60,000	50,300
4.00%, 4/01/47	33,000	27,274
3.65%, 2/01/50	15,000	11,670

Southwestern Electric Power Co., 5.30%, 4/01/33	34,000	34,463
Talen Energy Supply LLC, 6/01/30(b)(i)	45,000	45,000
Tucson Electric Power Co., 4.00%, 6/15/50	27,000	21,915
Union Electric Co.,
2.15%, 3/15/32	24,000	19,769
5.45%, 3/15/53	19,000	19,997
Virginia Electric and Power Co.,
3.80%, 4/01/28	104,000	101,283
5.45%, 4/01/53	47,000	48,144
Vistra Operations Co. LLC,
5.12%, 5/13/25(b)	80,000	78,226
5.50%, 9/01/26(b)	210,000	205,767
WEC Energy Group, Inc.,
5.00%, 9/27/25	15,000	15,080
5.15%, 10/01/27	20,000	20,434

Wisconsin Power and Light Co., 3.00%, 7/01/29	33,000	30,237
		5,823,831
Electrical Equipment – 0.3%
Sensata Technologies, Inc.,
4.38%, 2/15/30(b)	20,000	18,218
3.75%, 2/15/31(b)	75,000	65,156

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Electrical Equipment (Continued)

Trane Technologies Financing Ltd., 5.25%, 3/03/33	$ 60,000	$ 62,331
Trane Technologies Global Holding Co. Ltd., 3.75%, 8/21/28	20,000	19,450
Trane Technologies Luxembourg Finance S.A.,
3.55%, 11/01/24	257,000	250,618
3.50%, 3/21/26	25,000	24,182
3.80%, 3/21/29	20,000	19,147
		459,102
Engineering & Construction – 0.0%(d)
Installed Building Products, Inc., 5.75%, 2/01/28(b)	30,000	28,319
Quanta Services, Inc., 2.35%, 1/15/32	41,000	33,025
		61,344
Entertainment Content – 0.6%
Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 8/15/26(b)(h)	215,000	14,513
6.63%, 8/15/27(b)(h)	115,000	3,450
Discovery Communications LLC,
4.87%, 4/01/43	62,000	49,989
5.30%, 5/15/49	23,000	18,805
Paramount Global,
4.95%, 1/15/31	70,000	65,029
4.20%, 5/19/32	9,000	7,745
5.50%, 5/15/33	18,000	16,976
4.38%, 3/15/43	107,000	76,392
5.85%, 9/01/43	49,000	41,969
5.25%, 4/01/44	17,000	13,440
4.95%, 5/19/50	69,000	52,193
(5Y US Treasury CMT + 4.00%), 6.37%, 3/30/62(g)	42,000	36,026

Playtika Holding Corp., 4.25%, 3/15/29(b)	60,000	51,000
Time Warner Cable Enterprises LLC, 8.38%, 7/15/33	37,000	41,811
TWDC Enterprises 18 Corp., 4.13%, 12/01/41	12,000	10,811
Walt Disney (The) Co.,
8.50%, 2/23/25	37,000	39,581
2.00%, 9/01/29	20,000	17,490
6.55%, 3/15/33	41,000	47,158
4.75%, 9/15/44	35,000	34,345
	Par (a)	Value
Entertainment Content (Continued)
Warnermedia Holdings, Inc.,
3.76%, 3/15/27(b)	$192,000	$ 180,942
4.28%, 3/15/32(b)	45,000	39,967
5.05%, 3/15/42(b)	41,000	33,911
5.14%, 3/15/52(b)	108,000	86,298
5.39%, 3/15/62(b)	24,000	19,270
		999,111
Food – 0.6%
Cargill, Inc.,
2.13%, 4/23/30(b)	34,000	29,149
1.70%, 2/02/31(b)	39,000	31,721
2.13%, 11/10/31(b)	18,000	14,946
3.13%, 5/25/51(b)	22,000	16,157

Hershey (The) Co., 3.13%, 11/15/49	65,000	49,350
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.87%, 6/01/29(b)	70,000	53,586
Hormel Foods Corp., 3.05%, 6/03/51	34,000	24,865
J M Smucker (The) Co., 2.75%, 9/15/41	49,000	35,441
Kraft Heinz Foods Co.,
5.00%, 6/04/42	29,000	27,803
5.20%, 7/15/45	29,000	28,114
Mars, Inc.,
4.75%, 4/20/33(b)	16,000	16,178
2.38%, 7/16/40(b)	99,000	70,449

Mondelez International, Inc., 2.63%, 3/17/27	30,000	28,100
Nestle Holdings, Inc., 4.70%, 1/15/53(b)	150,000	153,424
Pilgrim's Pride Corp., 5.87%, 9/30/27(b)	300,000	298,430
Post Holdings, Inc., 4.62%, 4/15/30(b)	165,000	149,031
Simmons Foods, Inc., 4.63%, 3/01/29(b)	65,000	53,706
		1,080,450
Forestry, Paper & Wood Products – 0.0%(d)
Georgia-Pacific LLC, 0.63%, 5/15/24(b)	55,000	52,488
Gas & Water Utilities – 0.2%
Ferrellgas L.P./Ferrellgas Finance Corp., 5.38%, 4/01/26(b)	65,000	60,602
ONE Gas, Inc., 4.25%, 9/01/32	33,000	32,392

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Gas & Water Utilities (Continued)
Piedmont Natural Gas Co., Inc., 3.60%, 9/01/25	$ 28,000	$ 26,845
South Jersey Industries, Inc., 5.02%, 4/15/31	161,000	136,994
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.00%, 6/01/31(b)	95,000	83,187
		340,020
Health Care Facilities & Services – 1.8%
AdaptHealth LLC, 5.12%, 3/01/30(b)	95,000	78,613
AHP Health Partners, Inc., 5.75%, 7/15/29(b)	65,000	55,250
Centene Corp.,
2.45%, 7/15/28	225,000	195,531
3.00%, 10/15/30	194,000	165,335
2.63%, 8/01/31	40,000	32,754

CHS/Community Health Systems, Inc., 5.25%, 5/15/30(b)	270,000	225,035
Cigna Group (The),
4.13%, 11/15/25	23,000	22,706
5.40%, 3/15/33	30,000	31,198
4.80%, 8/15/38	130,000	126,138
3.20%, 3/15/40	43,000	33,866
CVS Health Corp.,
4.30%, 3/25/28	85,000	83,959
4.78%, 3/25/38	204,000	194,799
2.70%, 8/21/40	34,000	24,354
5.12%, 7/20/45	13,000	12,299
5.05%, 3/25/48	10,000	9,335

DaVita, Inc., 3.75%, 2/15/31(b)	215,000	173,134
Elevance Health, Inc.,
2.88%, 9/15/29	54,000	49,294
2.55%, 3/15/31	20,000	17,249
5.50%, 10/15/32	58,000	61,260
4.62%, 5/15/42	45,000	41,865
5.10%, 1/15/44	31,000	30,134

Encompass Health Corp., 4.75%, 2/01/30	105,000	96,829
HCA, Inc.,
5.87%, 2/01/29	15,000	15,464
3.38%, 3/15/29(b)	35,000	31,955
4.13%, 6/15/29	75,000	71,107
3.50%, 9/01/30	31,000	27,903
2.38%, 7/15/31	32,000	26,132
5.25%, 6/15/49	77,000	69,731
4.62%, 3/15/52(b)	16,000	13,271
	Par (a)	Value
Health Care Facilities & Services (Continued)

LifePoint Health, Inc., 5.37%, 1/15/29(b)	$205,000	$ 128,505
Molina Healthcare, Inc., 3.88%, 5/15/32(b)	55,000	47,134
New York State Electric & Gas Corp., 3.25%, 12/01/26(b)	95,000	90,406
PECO Energy Co., 2.85%, 9/15/51	36,000	24,733
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)	50,000	35,070
Tenet Healthcare Corp.,
6.25%, 2/01/27	125,000	124,380
5.12%, 11/01/27	60,000	58,217
4.63%, 6/15/28	70,000	66,334
UnitedHealth Group, Inc.,
1.15%, 5/15/26	38,000	34,812
5.30%, 2/15/30	116,000	122,447
4.20%, 5/15/32	20,000	19,610
5.35%, 2/15/33	44,000	46,923
4.50%, 4/15/33	11,000	11,012
3.50%, 8/15/39	32,000	27,432
2.75%, 5/15/40	78,000	59,885
3.05%, 5/15/41	35,000	27,804
3.75%, 10/15/47	9,000	7,528
4.45%, 12/15/48	9,000	8,352
3.25%, 5/15/51	42,000	31,896
4.75%, 5/15/52	16,000	15,552
5.05%, 4/15/53	53,000	53,826
5.20%, 4/15/63	83,000	84,638

US Acute Care Solutions LLC, 6.37%, 3/01/26(b)	50,000	44,625
		3,187,621
Home & Office Products – 0.1%
Newell Brands, Inc., 4.70%, 4/01/26	155,000	148,025
Tempur Sealy International, Inc., 3.88%, 10/15/31(b)	70,000	58,034
		206,059
Home Construction – 0.2%
Cornerstone Building Brands, Inc., 6.13%, 1/15/29(b)	120,000	90,300
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)	65,000	48,847
JELD-WEN, Inc., 4.63%, 12/15/25(b)	55,000	53,075

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Home Construction (Continued)
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/01/30(b)	$ 90,000	$ 75,600
Victors Merger Corp., 6.37%, 5/15/29(b)	125,000	75,981
		343,803
Household Products – 0.3%
Coty, Inc., 5.00%, 4/15/26(b)	70,000	68,347
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.75%, 1/15/29(b)	70,000	65,713
Energizer Holdings, Inc., 4.38%, 3/31/29(b)	180,000	157,396
Kenvue, Inc.,
5.05%, 3/22/28(b)	35,000	36,249
4.90%, 3/22/33(b)	85,000	88,019
5.10%, 3/22/43(b)	72,000	74,615
5.05%, 3/22/53(b)	60,000	62,287
5.20%, 3/22/63(b)	61,000	63,432
		616,058
Industrial Intermediate Products – 0.0%(d)
Chart Industries, Inc., 7.50%, 1/01/30(b)	65,000	66,950
Industrial Support Services – 0.1%
Resideo Funding, Inc., 4.00%, 9/01/29(b)	140,000	118,576
WW Grainger, Inc., 3.75%, 5/15/46	76,000	62,590
		181,166
Institutional Financial Services – 1.7%
Bank of New York Mellon (The) Corp.,
(SOFR + 1.03%), 4.95%, 4/26/27(g)	95,000	95,686
(SOFR + 1.76%), 4.60%, 7/26/30(g)	27,000	26,738
(SOFR + 1.61%), 4.97%, 4/26/34(g)	118,000	118,918
Coinbase Global, Inc.,
3.37%, 10/01/28(b)	45,000	27,184
3.63%, 10/01/31(b)	50,000	27,941

Goldman Sachs Capital I, 6.34%, 2/15/34	82,000	85,155
Goldman Sachs Group (The), Inc.,
3.50%, 4/01/25	38,000	36,917
(3M USD LIBOR + 1.75%), 7.02%, 10/28/27(c)	43,000	43,752
	Par (a)	Value
Institutional Financial Services (Continued)
Goldman Sachs Group (The), Inc.,
(SOFR + 1.25%), 2.38%, 7/21/32(g)	$ 8,000	$ 6,535
6.45%, 5/01/36	33,000	35,529
6.25%, 2/01/41	8,000	8,831
Intercontinental Exchange, Inc.,
4.00%, 9/15/27	167,000	165,349
4.35%, 6/15/29	50,000	49,539
2.10%, 6/15/30	38,000	32,238
4.60%, 3/15/33	125,000	124,874
4.25%, 9/21/48	31,000	27,530
4.95%, 6/15/52	20,000	19,940
Morgan Stanley,
(SOFR + 1.15%), 2.72%, 7/22/25(g)	58,000	55,949
(SOFR + 0.88%), 1.59%, 5/04/27(g)	74,000	66,556
(SOFR + 0.86%), 1.51%, 7/20/27(g)	300,000	266,559
(SOFR + 1.00%), 2.47%, 1/21/28(g)	29,000	26,481
(3M USD LIBOR + 1.34%), 3.59%, 7/22/28(g)	22,000	20,850
(SOFR + 2.24%), 6.30%, 10/18/28(g)	17,000	17,858
(SOFR + 1.59%), 5.16%, 4/20/29(g)	72,000	72,519
(SOFR + 1.02%), 1.93%, 4/28/32(g)	77,000	61,253
(SOFR + 1.20%), 2.51%, 10/20/32(g)	18,000	14,819
(SOFR + 2.56%), 6.34%, 10/18/33(g)	347,000	377,278
(SOFR + 1.87%), 5.25%, 4/21/34(g)	299,000	302,332
(SOFR + 2.62%), 5.30%, 4/20/37(g)	265,000	252,449
(5Y US Treasury CMT + 2.43%), 5.95%, 1/19/38(g)	198,000	199,051

Northern Trust Corp., 6.12%, 11/02/32	190,000	203,197
State Street Corp., (SOFR + 1.72%), 5.82%, 11/04/28(g)	44,000	45,971
		2,915,778
Insurance – 1.0%
Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/29(b)	45,000	37,668
Alleghany Corp.,
3.63%, 5/15/30	107,000	101,980

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Insurance (Continued)
Alleghany Corp.,
4.90%, 9/15/44	$ 5,000	$ 4,785
3.25%, 8/15/51	73,000	52,808

Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 4.25%, 10/15/27(b)	25,000	22,889
Allstate (The) Corp.,
1.45%, 12/15/30	26,000	20,602
5.25%, 3/30/33	65,000	66,225

American International Group, Inc., 3.90%, 4/01/26	40,000	39,065
AmWINS Group, Inc., 4.88%, 6/30/29(b)	125,000	113,427
Arthur J Gallagher & Co., 5.75%, 3/02/53	62,000	63,635
Assurant, Inc., 3.70%, 2/22/30	56,000	49,363
AssuredPartners, Inc., 5.62%, 1/15/29(b)	100,000	86,574
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	18,000	17,455
BroadStreet Partners, Inc., 5.87%, 4/15/29(b)	95,000	82,415
Chubb INA Holdings, Inc., 1.38%, 9/15/30	43,000	34,909
Corebridge Financial, Inc.,
3.85%, 4/05/29(b)	39,000	35,559
3.90%, 4/05/32(b)	76,000	66,869
(5Y US Treasury CMT + 3.85%), 6.87%, 12/15/52(b)(g)	127,000	114,995

Enstar Finance LLC, (5Y US Treasury CMT + 4.01%), 5.50%, 1/15/42(g)	89,000	64,071
Hartford Financial Services Group (The), Inc.,
5.95%, 10/15/36	44,000	46,266
(3M USD LIBOR + 2.13%), 6.99%, 2/12/47(b)(c)	131,000	106,765

HUB International Ltd., 5.62%, 12/01/29(b)	15,000	13,350
Liberty Mutual Group, Inc.,
5.50%, 6/15/52(b)	36,000	34,229
4.30%, 2/01/61(b)	248,000	147,464

New York Life Global Funding, 4.55%, 1/28/33(b)	110,000	109,342
Old Republic International Corp., 3.85%, 6/11/51	85,000	62,209
	Par (a)	Value
Insurance (Continued)

PartnerRe Finance B LLC, (5Y US Treasury CMT + 3.82%), 4.50%, 10/01/50(g)	$ 199,000	$ 167,189
Principal Financial Group, Inc.,
5.38%, 3/15/33	29,000	29,506
5.50%, 3/15/53	28,000	27,177
		1,818,791
Internet Media & Services – 1.2%
ANGI Group LLC, 3.88%, 8/15/28(b)	80,000	62,613
Arches Buyer, Inc., 6.12%, 12/01/28(b)	50,000	43,375
Match Group Holdings II LLC,
5.00%, 12/15/27(b)	55,000	51,818
3.63%, 10/01/31(b)	25,000	20,422
Meta Platforms, Inc.,
3.50%, 8/15/27	33,000	32,023
4.45%, 8/15/52	130,000	114,570
4.65%, 8/15/62	15,000	13,286
Netflix, Inc.,
5.87%, 2/15/25	100,000	101,431
5.38%, 11/15/29(b)	55,000	56,227
4.87%, 6/15/30(b)	10,000	9,932

Newfold Digital Holdings Group, Inc., 6.00%, 2/15/29(b)	215,000	147,640
Uber Technologies, Inc.,
8.00%, 11/01/26(b)	325,000	333,219
7.50%, 9/15/27(b)	95,000	97,991
4.50%, 8/15/29(b)	1,025,000	942,572

Ziff Davis, Inc., 4.63%, 10/15/30(b)	98,000	86,106
		2,113,225
Leisure Facilities & Services – 2.1%
Bloomin' Brands, Inc./OSI Restaurant Partners LLC, 5.12%, 4/15/29(b)	90,000	81,191
Caesars Entertainment, Inc., 6.25%, 7/01/25(b)	150,000	150,183
Carnival Corp.,
5.75%, 3/01/27(b)	280,000	230,440
9.87%, 8/01/27(b)	45,000	46,135

Everi Holdings, Inc., 5.00%, 7/15/29(b)	50,000	44,563
Hilton Domestic Operating Co., Inc., 3.63%, 2/15/32(b)	45,000	38,403

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Leisure Facilities & Services (Continued)
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow,
5.00%, 6/01/29(b)	$205,000	$185,540
4.88%, 7/01/31(b)	120,000	104,979

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/01/27(b)	290,000	285,302
Marriott Ownership Resorts, Inc.,
4.75%, 1/15/28	255,000	227,682
4.50%, 6/15/29(b)	115,000	100,418

McDonald's Corp., 5.70%, 2/01/39	23,000	24,304
NCL Corp. Ltd.,
5.88%, 3/15/26(b)	335,000	288,558
5.88%, 3/15/26	5,000	4,307

NCL Finance Ltd., 6.12%, 3/15/28(b)	55,000	44,413
Papa John's International, Inc., 3.88%, 9/15/29(b)	115,000	99,366
Penn Entertainment, Inc., 4.13%, 7/01/29(b)	5,000	4,212
Royal Caribbean Cruises Ltd.,
4.25%, 7/01/26(b)	160,000	143,214
11.63%, 8/15/27(b)	115,000	122,335
3.70%, 3/15/28	115,000	93,431
5.50%, 4/01/28(b)	320,000	282,175
Scientific Games International, Inc.,
7.00%, 5/15/28(b)	280,000	279,317
7.25%, 11/15/29(b)	35,000	35,000

Speedway Motorsports LLC/Speedway Funding II, Inc., 4.87%, 11/01/27(b)	70,000	64,925
Travel + Leisure Co.,
6.62%, 7/31/26(b)	145,000	144,707
6.00%, 4/01/27	10,000	9,838
4.50%, 12/01/29(b)	70,000	61,079
4.63%, 3/01/30(b)	150,000	129,375

Viking Ocean Cruises Ship VII Ltd., 5.63%, 2/15/29(b)	105,000	88,744
VOC Escrow Ltd., 5.00%, 2/15/28(b)	100,000	88,926
	Par (a)	Value
Leisure Facilities & Services (Continued)

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.12%, 10/01/29(b)	$150,000	$ 138,112
Yum! Brands, Inc., 3.63%, 3/15/31	40,000	35,332
		3,676,506
Leisure Products – 0.1%
Mattel, Inc., 3.75%, 4/01/29(b)	135,000	121,845
Machinery – 0.2%
CNH Industrial Capital LLC,
5.45%, 10/14/25	20,000	20,219
4.55%, 4/10/28	72,000	71,251

Deere & Co., 3.10%, 4/15/30	44,000	41,001
GrafTech Finance, Inc., 4.63%, 12/15/28(b)	45,000	37,823
John Deere Capital Corp., 3.35%, 4/18/29	68,000	64,899
Madison IAQ LLC, 5.87%, 6/30/29(b)	80,000	62,625
Regal Rexnord Corp.,
6.30%, 2/15/30(b)	20,000	20,376
6.40%, 4/15/33(b)	20,000	20,396

Xylem, Inc., 3.25%, 11/01/26	102,000	97,700
		436,290
Medical Equipment & Devices – 0.3%
Becton Dickinson & Co., 4.69%, 2/13/28	73,000	73,846
Boston Scientific Corp., 4.70%, 3/01/49	21,000	19,944
Garden Spinco Corp., 8.62%, 7/20/30(b)	90,000	96,750
Hologic, Inc., 4.63%, 2/01/28(b)	60,000	58,337
Medline Borrower L.P., 3.88%, 4/01/29(b)	120,000	104,994
Medtronic Global Holdings S.C.A., 4.50%, 3/30/33	69,000	69,643
Thermo Fisher Scientific, Inc., 4.80%, 11/21/27	26,000	26,713
		450,227
Metals & Mining – 0.1%
Novelis Corp., 4.75%, 1/30/30(b)	175,000	158,353

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Oil & Gas Producers – 5.3%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
7.87%, 5/15/26(b)	$ 60,000	$ 61,606
5.38%, 6/15/29(b)	90,000	84,275

Antero Resources Corp., 5.38%, 3/01/30(b)	40,000	37,476
Apache Corp., 4.38%, 10/15/28	10,000	9,368
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26(b)	155,000	149,989
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)	130,000	130,268
BP Capital Markets America, Inc.,
3.94%, 9/21/28	89,000	87,952
3.00%, 2/24/50	43,000	30,803
2.94%, 6/04/51	38,000	26,676
Buckeye Partners L.P.,
4.50%, 3/01/28(b)	105,000	95,419
5.85%, 11/15/43	55,000	42,325
5.60%, 10/15/44	30,000	21,615

California Resources Corp., 7.12%, 2/01/26(b)	70,000	70,704
Callon Petroleum Co.,
8.00%, 8/01/28(b)	85,000	83,863
7.50%, 6/15/30(b)	40,000	37,993

Calumet Specialty Products Partners L.P./Calumet Finance Corp., 11.00%, 4/15/25(b)	40,000	41,082
Cameron LNG LLC, 2.90%, 7/15/31(b)	78,000	69,290
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29	11,000	10,294
Cheniere Energy Partners L.P., 4.00%, 3/01/31	95,000	84,970
Chesapeake Energy Corp.,
5.50%, 2/01/26(b)	240,000	237,554
6.75%, 4/15/29(b)	50,000	49,496

Chord Energy Corp., 6.38%, 6/01/26(b)	50,000	49,742
CNX Resources Corp., 7.25%, 3/14/27(b)	110,000	108,755
Comstock Resources, Inc., 6.75%, 3/01/29(b)	95,000	86,011
Continental Resources, Inc.,
5.75%, 1/15/31(b)	110,000	107,558
	Par (a)	Value
Oil & Gas Producers (Continued)
Continental Resources, Inc.,
2.88%, 4/01/32(b)	$230,000	$180,804
Coterra Energy, Inc.,
3.90%, 5/15/27	98,000	94,314
4.38%, 3/15/29	14,000	13,455

Crescent Energy Finance LLC, 7.25%, 5/01/26(b)	110,000	105,382
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 2/01/29(b)	100,000	94,250
CVR Energy, Inc., 5.25%, 2/15/25(b)	155,000	149,860
DCP Midstream Operating L.P.,
5.38%, 7/15/25	80,000	80,015
5.63%, 7/15/27	170,000	172,427
3.25%, 2/15/32	10,000	8,545
Diamondback Energy, Inc.,
3.50%, 12/01/29	21,000	19,417
6.25%, 3/15/33	58,000	61,869
4.40%, 3/24/51	57,000	46,401
4.25%, 3/15/52	48,000	37,887
6.25%, 3/15/53	22,000	22,992
Energy Transfer L.P.,
(5Y US Treasury CMT + 5.69%), 6.50%, 11/15/26(f)(g)	82,000	72,570
(5Y US Treasury CMT + 5.31%), 7.13%, 5/15/30(f)(g)	66,000	55,605
5.75%, 2/15/33	19,000	19,373
5.30%, 4/15/47	99,000	86,732
5.40%, 10/01/47	46,000	40,961
6.00%, 6/15/48	92,000	87,858

EnLink Midstream LLC, 6.50%, 9/01/30(b)	105,000	106,068
EnLink Midstream Partners L.P.,
5.60%, 4/01/44	45,000	37,398
5.05%, 4/01/45	20,000	15,872
5.45%, 6/01/47	130,000	108,550

Enterprise Products Operating LLC, 3.95%, 1/31/60	105,000	81,843
EQM Midstream Partners L.P.,
6.00%, 7/01/25(b)	28,000	27,508
7.50%, 6/01/27(b)	170,000	169,391
6.50%, 7/01/27(b)	140,000	136,501
5.50%, 7/15/28	30,000	27,346
7.50%, 6/01/30(b)	35,000	33,973

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
EQM Midstream Partners L.P.,
6.50%, 7/15/48	$ 30,000	$ 22,715
EQT Corp.,
6.12%, 2/01/25	205,000	205,547
3.13%, 5/15/26(b)	10,000	9,287
3.90%, 10/01/27	140,000	132,447
5.70%, 4/01/28	16,000	16,070
Exxon Mobil Corp.,
2.28%, 8/16/26	80,000	75,808
3.00%, 8/16/39	34,000	27,572
4.23%, 3/19/40	103,000	97,011

Genesis Energy L.P./Genesis Energy Finance Corp., 7.75%, 2/01/28	170,000	167,320
Gulfport Energy Corp., 8.00%, 5/17/26(b)	55,000	55,138
Hess Midstream Operations L.P.,
5.63%, 2/15/26(b)	169,000	166,352
5.13%, 6/15/28(b)	40,000	37,996
4.25%, 2/15/30(b)	125,000	111,136

Holly Energy Partners L.P./Holly Energy Finance Corp., 6.37%, 4/15/27(b)	75,000	73,872
Kinder Morgan, Inc., 5.20%, 6/01/33	31,000	30,774
Kinetik Holdings L.P., 5.88%, 6/15/30(b)	90,000	86,217
Marathon Petroleum Corp.,
4.75%, 9/15/44	22,000	19,077
5.00%, 9/15/54	65,000	56,054
Matador Resources Co.,
5.87%, 9/15/26	150,000	147,094
6.87%, 4/15/28(b)	45,000	45,282
MPLX L.P.,
4.00%, 2/15/25	54,000	52,918
1.75%, 3/01/26	45,000	41,394
5.20%, 3/01/47	98,000	88,402
5.50%, 2/15/49	47,000	43,492

Murphy Oil Corp., 6.12%, 12/01/42	120,000	102,763
Murphy Oil USA, Inc., 4.75%, 9/15/29	25,000	23,188
Northern Oil and Gas, Inc., 8.13%, 3/01/28(b)	60,000	59,250
NuStar Logistics L.P., 5.75%, 10/01/25	100,000	98,073
Occidental Petroleum Corp.,
5.55%, 3/15/26	35,000	35,294
	Par (a)	Value
Oil & Gas Producers (Continued)
Occidental Petroleum Corp.,
8.50%, 7/15/27	$ 45,000	$ 49,551
8.87%, 7/15/30	140,000	164,500
6.63%, 9/01/30	299,000	319,182
6.13%, 1/01/31	209,000	218,482
7.50%, 5/01/31	55,000	61,365
7.88%, 9/15/31	25,000	28,331
6.60%, 3/15/46	260,000	277,454

ONEOK Partners L.P., 6.12%, 2/01/41	18,000	17,942
Ovintiv, Inc.,
7.37%, 11/01/31	35,000	38,136
6.50%, 8/15/34	21,000	21,514

PDC Energy, Inc., 5.75%, 5/15/26	275,000	266,947
Permian Resources Operating LLC,
6.87%, 4/01/27(b)	90,000	89,100
5.88%, 7/01/29(b)	60,000	56,777

Phillips 66, 2.15%, 12/15/30	36,000	30,038
Pioneer Natural Resources Co., 1.90%, 8/15/30	34,000	28,231
Plains All American Pipeline L.P./PAA Finance Corp.,
3.55%, 12/15/29	31,000	27,996
4.30%, 1/31/43	8,000	6,056

Range Resources Corp., 8.25%, 1/15/29	55,000	57,404
Sabine Pass Liquefaction LLC, 4.20%, 3/15/28	148,000	143,356
SM Energy Co.,
5.63%, 6/01/25	80,000	78,151
6.75%, 9/15/26	75,000	73,875

Southwestern Energy Co., 5.38%, 2/01/29	50,000	47,139
Sunoco L.P./Sunoco Finance Corp., 4.50%, 5/15/29	60,000	54,054
Tap Rock Resources LLC, 7.00%, 10/01/26(b)	90,000	86,473
Targa Resources Corp.,
5.20%, 7/01/27	130,000	130,214
4.20%, 2/01/33	58,000	52,694
6.13%, 3/15/33	124,000	129,458
4.95%, 4/15/52	24,000	19,889
6.25%, 7/01/52	21,000	20,775

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.00%, 1/15/28	$ 25,000	$ 24,446
5.50%, 3/01/30	70,000	68,193
4.88%, 2/01/31	119,000	112,148

Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	29,000	26,451
Western Midstream Operating L.P.,
3.35%, 2/01/25	50,000	47,743
4.50%, 3/01/28	25,000	23,851
4.75%, 8/15/28	80,000	76,759
5.30%, 3/01/48	80,000	67,512
5.50%, 2/01/50	55,000	46,661
Williams (The) Cos., Inc.,
3.75%, 6/15/27	89,000	85,912
5.10%, 9/15/45	67,000	61,255
		9,373,809
Oil, Gas Services & Equipment – 0.4%
Solaris Midstream Holdings LLC, 7.63%, 4/01/26(b)	90,000	86,400
Transocean Poseidon Ltd., 6.88%, 2/01/27(b)	341,250	332,862
Transocean Titan Financing Ltd., 8.37%, 2/01/28(b)	70,000	71,346
Weatherford International Ltd.,
11.00%, 12/01/24(b)	7,000	7,209
8.62%, 4/30/30(b)	135,000	137,514
		635,331
Publishing & Broadcasting – 0.3%
iHeartCommunications, Inc.,
6.38%, 5/01/26	155,000	132,964
8.37%, 5/01/27	195,000	128,678
4.75%, 1/15/28(b)	160,000	124,538

Nexstar Media, Inc., 5.63%, 7/15/27(b)	25,000	23,480
Sinclair Television Group, Inc., 5.13%, 2/15/27(b)	100,000	85,844
		495,504
Real Estate Investment Trusts – 1.7%
Alexandria Real Estate Equities, Inc.,
3.55%, 3/15/52	9,000	6,353
5.15%, 4/15/53	8,000	7,320
	Par (a)	Value
Real Estate Investment Trusts (Continued)
American Homes 4 Rent L.P.,
3.63%, 4/15/32	$ 42,000	$ 36,722
3.38%, 7/15/51	57,000	37,708
4.30%, 4/15/52	12,000	9,321
American Tower Corp.,
4.40%, 2/15/26	26,000	25,657
3.65%, 3/15/27	35,000	33,489
3.60%, 1/15/28	48,000	45,469
2.70%, 4/15/31	66,000	55,783
5.65%, 3/15/33	32,000	33,232

Boston Properties L.P., 2.45%, 10/01/33	59,000	42,434
Camden Property Trust, 2.80%, 5/15/30	79,000	68,812
Crown Castle, Inc.,
4.80%, 9/01/28	21,000	21,029
3.30%, 7/01/30	41,000	37,007
2.10%, 4/01/31	84,000	68,597
2.50%, 7/15/31	58,000	48,667

CubeSmart L.P., 2.50%, 2/15/32	64,000	51,847
Extra Space Storage L.P., 3.90%, 4/01/29	45,000	42,149
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/28	85,000	72,290
2.00%, 8/15/31	94,000	72,441
4.15%, 4/15/32	89,000	80,313
2.70%, 1/15/34	42,000	32,365
Iron Mountain, Inc.,
5.25%, 3/15/28(b)	60,000	57,712
4.88%, 9/15/29(b)	190,000	173,293
5.25%, 7/15/30(b)	10,000	9,210
4.50%, 2/15/31(b)	85,000	73,906
Life Storage L.P.,
4.00%, 6/15/29	20,000	18,726
2.40%, 10/15/31	103,000	83,520
Mid-America Apartments L.P.,
3.60%, 6/01/27	47,000	45,125
4.20%, 6/15/28	78,000	76,324
2.75%, 3/15/30	85,000	74,470
1.70%, 2/15/31	17,000	13,648

MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 3/15/31	15,000	10,253
Prologis L.P.,
4.75%, 6/15/33	30,000	30,050
5.25%, 6/15/53	25,000	25,018

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Real Estate Investment Trusts (Continued)
Realty Income Corp.,
4.87%, 6/01/26	$ 33,000	$ 33,006
3.95%, 8/15/27	62,000	59,788
4.85%, 3/15/30	34,000	33,839
4.90%, 7/15/33	35,000	34,363

Rexford Industrial Realty L.P., 2.15%, 9/01/31	37,000	29,513
SBA Communications Corp.,
3.87%, 2/15/27	115,000	107,261
3.13%, 2/01/29	325,000	278,038
Service Properties Trust,
7.50%, 9/15/25	110,000	107,732
4.75%, 10/01/26	80,000	69,143
3.95%, 1/15/28	30,000	23,486

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 4/15/28(b)	125,000	99,398
VICI Properties L.P., 4.37%, 5/15/25	170,000	165,703
VICI Properties L.P./VICI Note Co., Inc.,
5.62%, 5/01/24(b)	5,000	4,976
4.50%, 9/01/26(b)	5,000	4,756
4.25%, 12/01/26(b)	5,000	4,764
4.50%, 1/15/28(b)	226,000	212,045

Welltower OP LLC, 2.75%, 1/15/31	55,000	46,137
Weyerhaeuser Co., 4.00%, 3/09/52	27,000	22,151
		2,956,359
Real Estate Services – 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp.,
5.75%, 1/15/29(b)	120,000	89,100
5.25%, 4/15/30(b)	65,000	46,342
		135,442
Retail - Consumer Staples – 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,
3.25%, 3/15/26(b)	25,000	23,511
4.63%, 1/15/27(b)	275,000	265,842

Kroger (The) Co., 2.20%, 5/01/30	63,000	53,143
Target Corp.,
4.50%, 9/15/32	34,000	34,242
4.40%, 1/15/33	82,000	81,983
2.95%, 1/15/52	9,000	6,558
	Par (a)	Value
Retail - Consumer Staples (Continued)
Target Corp.,
4.80%, 1/15/53	$141,000	$138,998
Walmart, Inc.,
4.10%, 4/15/33	116,000	115,724
4.50%, 9/09/52	33,000	32,671
4.50%, 4/15/53	65,000	64,408
		817,080
Retail - Discretionary – 0.9%
Asbury Automotive Group, Inc.,
4.50%, 3/01/28	94,000	85,393
4.63%, 11/15/29(b)	115,000	102,351
4.75%, 3/01/30	27,000	23,962

AutoZone, Inc., 4.75%, 2/01/33	127,000	126,213
Bath & Body Works, Inc.,
5.25%, 2/01/28	40,000	38,240
6.87%, 11/01/35	35,000	31,677
6.75%, 7/01/36	75,000	66,749
Builders FirstSource, Inc.,
5.00%, 3/01/30(b)	55,000	51,351
4.25%, 2/01/32(b)	70,000	61,333

ERAC USA Finance LLC, 5.40%, 5/01/53(b)	39,000	39,238
Foundation Building Materials, Inc., 6.00%, 3/01/29(b)	135,000	107,853
Group 1 Automotive, Inc., 4.00%, 8/15/28(b)	35,000	31,058
Home Depot (The), Inc.,
3.25%, 4/15/32	20,000	18,459
3.30%, 4/15/40	65,000	54,178
2.75%, 9/15/51	102,000	69,908
3.63%, 4/15/52	21,000	17,115
4.95%, 9/15/52	41,000	41,279

Ken Garff Automotive LLC, 4.87%, 9/15/28(b)	60,000	52,402
LBM Acquisition LLC, 6.25%, 1/15/29(b)	105,000	83,620
Lithia Motors, Inc., 4.38%, 1/15/31(b)	20,000	17,176
Lowe's Cos., Inc.,
4.65%, 4/15/42	33,000	29,815
5.75%, 7/01/53	36,000	36,736
4.45%, 4/01/62	28,000	23,000
5.80%, 9/15/62	33,000	33,206
5.85%, 4/01/63	27,000	27,149

Macy's Retail Holdings LLC, 5.88%, 4/01/29(b)	10,000	9,160
Michaels (The) Cos., Inc., 7.88%, 5/01/29(b)	70,000	46,925

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Retail - Discretionary (Continued)

Nordstrom, Inc., 4.25%, 8/01/31	$ 15,000	$ 11,139
Patrick Industries, Inc., 4.75%, 5/01/29(b)	105,000	91,350
Sonic Automotive, Inc.,
4.63%, 11/15/29(b)	130,000	109,052
4.87%, 11/15/31(b)	120,000	96,900

Victoria's Secret & Co., 4.62%, 7/15/29(b)	5,000	4,044
		1,638,031
Semiconductors – 1.1%
Advanced Micro Devices, Inc.,
3.92%, 6/01/32	84,000	81,554
4.39%, 6/01/52	72,000	67,022
Broadcom, Inc.,
2.45%, 2/15/31(b)	35,000	28,690
4.30%, 11/15/32	165,000	151,289
3.42%, 4/15/33(b)	46,000	38,715
3.19%, 11/15/36(b)	139,000	105,779
4.93%, 5/15/37(b)	96,000	87,628

Entegris Escrow Corp., 5.95%, 6/15/30(b)	210,000	199,593
Intel Corp.,
3.70%, 7/29/25	32,000	31,503
5.13%, 2/10/30	60,000	61,454
5.20%, 2/10/33	10,000	10,211
2.80%, 8/12/41	132,000	95,797
5.90%, 2/10/63	7,000	7,209
KLA Corp.,
4.95%, 7/15/52	39,000	38,601
5.25%, 7/15/62	40,000	40,666

Micron Technology, Inc., 6.75%, 11/01/29	285,000	300,339
NVIDIA Corp.,
1.55%, 6/15/28	131,000	116,501
2.00%, 6/15/31	28,000	23,724
3.50%, 4/01/40	44,000	37,891

QUALCOMM, Inc., 6.00%, 5/20/53	138,000	156,920
Texas Instruments, Inc.,
3.65%, 8/16/32	62,000	59,105
4.90%, 3/14/33	57,000	59,462
3.88%, 3/15/39	90,000	82,614
5.00%, 3/14/53	50,000	51,766
		1,934,033
Software – 0.9%
Cloud Software Group, Inc., 6.50%, 3/31/29(b)	125,000	112,577
	Par (a)	Value
Software (Continued)
Fortinet, Inc., 1.00%, 3/15/26	$ 66,000	$ 59,787
Gen Digital, Inc., 6.75%, 9/30/27(b)	130,000	131,004
GoTo Group, Inc., 5.50%, 9/01/27(b)	165,000	92,897
Microsoft Corp.,
3.45%, 8/08/36	19,000	17,650
2.53%, 6/01/50	2,000	1,419
2.92%, 3/17/52	120,000	91,958
2.67%, 6/01/60	45,000	31,174
Oracle Corp.,
2.95%, 5/15/25	167,000	160,916
2.80%, 4/01/27	53,000	49,381
3.25%, 11/15/27	122,000	115,016
2.30%, 3/25/28	68,000	60,830
4.50%, 5/06/28	160,000	158,353
6.15%, 11/09/29	47,000	49,870
4.90%, 2/06/33	12,000	11,823
4.30%, 7/08/34	58,000	53,481
3.80%, 11/15/37	16,000	13,386
4.13%, 5/15/45	96,000	75,642
4.00%, 11/15/47	33,000	25,347
3.60%, 4/01/50	105,000	74,656
3.95%, 3/25/51	7,000	5,285
6.90%, 11/09/52	32,000	35,850
5.55%, 2/06/53	24,000	23,058
3.85%, 4/01/60	43,000	30,166

Salesforce, Inc., 2.70%, 7/15/41	128,000	95,732
SS&C Technologies, Inc., 5.50%, 9/30/27(b)	60,000	58,075
		1,635,333
Specialty Finance – 1.7%
Aircastle Ltd., (5Y US Treasury CMT + 4.41%), 5.25%, 6/15/26(b)(f)(g)	55,000	39,909
American Express Co.,
(SOFR + 1.00%), 4.99%, 5/01/26(g)	51,000	50,981
(SOFR + 1.76%), 4.42%, 8/03/33(g)	96,000	92,283
(SOFR + 1.84%), 5.04%, 5/01/34(g)	51,000	51,113
Aviation Capital Group LLC,
1.95%, 9/20/26(b)	88,000	76,861
6.25%, 4/15/28(b)	63,000	63,552

Capital One Financial Corp., (SOFR + 1.79%), 3.27%, 3/01/30(g)	143,000	124,011
Cobra AcquisitionCo LLC, 6.38%, 11/01/29(b)	85,000	48,875

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Specialty Finance (Continued)

LFS Topco LLC, 5.88%, 10/15/26(b)	$ 90,000	$ 78,975
Nationstar Mortgage Holdings, Inc.,
6.00%, 1/15/27(b)	175,000	165,812
5.13%, 12/15/30(b)	75,000	61,432
5.75%, 11/15/31(b)	145,000	120,603
Navient Corp.,
5.00%, 3/15/27	300,000	270,123
4.88%, 3/15/28	115,000	98,899
OneMain Finance Corp.,
6.87%, 3/15/25	100,000	97,828
7.12%, 3/15/26	140,000	136,436
3.50%, 1/15/27	145,000	123,847
4.00%, 9/15/30	120,000	90,622

Provident Funding Associates L.P./PFG Finance Corp., 6.37%, 6/15/25(b)	105,000	91,875
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
2.88%, 10/15/26(b)	270,000	240,325
2.88%, 10/15/26	30,000	26,703
3.63%, 3/01/29(b)	40,000	33,821
3.63%, 3/01/29	80,000	67,642
3.88%, 3/01/31(b)	115,000	92,874
4.00%, 10/15/33(b)	565,000	442,112

Synchrony Financial, 7.25%, 2/02/33	159,000	146,279
		2,933,793
Steel – 0.3%
ATI, Inc.,
5.87%, 12/01/27	155,000	151,368
4.88%, 10/01/29	50,000	46,097

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(b)	150,000	152,541
Commercial Metals Co., 4.13%, 1/15/30	120,000	107,425
Nucor Corp., 4.30%, 5/23/27	39,000	38,798
United States Steel Corp., 6.87%, 3/01/29	22,000	21,617
		517,846
Technology Hardware – 0.7%
Apple, Inc.,
1.65%, 2/08/31	12,000	10,137
3.85%, 5/04/43	65,000	59,335
4.38%, 5/13/45	25,000	24,213
4.65%, 2/23/46	55,000	55,347
3.85%, 8/04/46	33,000	29,532
	Par (a)	Value
Technology Hardware (Continued)
Apple, Inc.,
4.25%, 2/09/47	$ 6,000	$ 5,751
2.70%, 8/05/51	62,000	43,865
3.95%, 8/08/52	37,000	33,011
2.85%, 8/05/61	68,000	46,839
4.10%, 8/08/62	16,000	14,184
Avnet, Inc.,
6.25%, 3/15/28	45,000	46,179
5.50%, 6/01/32	52,000	50,455

CommScope Technologies LLC, 5.00%, 3/15/27(b)	625,000	431,787
NCR Corp.,
5.75%, 9/01/27(b)	105,000	103,036
5.00%, 10/01/28(b)	80,000	69,774
5.13%, 4/15/29(b)	55,000	47,575
Seagate HDD Cayman,
4.87%, 6/01/27	25,000	23,923
4.09%, 6/01/29	30,000	26,011
9.63%, 12/01/32(b)	3,825	4,194

ViaSat, Inc., 6.50%, 7/15/28(b)	65,000	51,568
Western Digital Corp.,
4.75%, 2/15/26	40,000	38,013
3.10%, 2/01/32	25,000	18,142
		1,232,871
Technology Services – 1.0%
Block, Inc., 2.75%, 6/01/26	165,000	149,327
Dun & Bradstreet (The) Corp., 5.00%, 12/15/29(b)	55,000	48,294
Fiserv, Inc.,
5.45%, 3/02/28	39,000	39,996
3.50%, 7/01/29	111,000	103,389

Gartner, Inc., 3.75%, 10/01/30(b)	40,000	34,931
Global Payments, Inc.,
4.95%, 8/15/27	145,000	144,029
4.45%, 6/01/28	131,000	125,834
5.95%, 8/15/52	24,000	23,295
International Business Machines Corp.,
4.15%, 7/27/27	51,000	50,610
3.50%, 5/15/29	146,000	136,994
Kyndryl Holdings, Inc.,
2.05%, 10/15/26	78,000	68,354
2.70%, 10/15/28	52,000	43,917
3.15%, 10/15/31	75,000	57,743

Moody's Corp., 3.75%, 3/24/25	50,000	48,881
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(b)	240,000	225,900

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Technology Services (Continued)
PayPal Holdings, Inc.,
2.85%, 10/01/29	$ 12,000	$ 10,897
2.30%, 6/01/30	60,000	51,636
4.40%, 6/01/32	15,000	14,721
5.05%, 6/01/52	14,000	13,452
5.25%, 6/01/62	56,000	53,973

Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 6/15/29(b)	15,000	11,724
Presidio Holdings, Inc.,
4.87%, 2/01/27(b)	30,000	28,412
8.25%, 2/01/28(b)	30,000	28,241
S&P Global, Inc.,
2.45%, 3/01/27	68,000	63,798
2.70%, 3/01/29	34,000	31,113
1.25%, 8/15/30	32,000	25,820
2.90%, 3/01/32	126,000	111,888
3.70%, 3/01/52	41,000	34,281

Sabre GLBL, Inc., 11.25%, 12/15/27(b)	40,000	35,150
		1,816,600
Telecommunications – 0.9%
AT&T, Inc.,
3.50%, 6/01/41	127,000	100,062
3.50%, 9/15/53	67,000	48,054
3.55%, 9/15/55	121,000	85,873
3.80%, 12/01/57	69,000	50,684
3.65%, 9/15/59	184,000	130,193
Frontier Communications Holdings LLC,
5.88%, 10/15/27(b)	185,000	170,290
8.75%, 5/15/30(b)	60,000	59,346
Level 3 Financing, Inc.,
4.25%, 7/01/28(b)	45,000	26,233
3.63%, 1/15/29(b)	125,000	69,909

Sprint Capital Corp., 6.87%, 11/15/28	61,000	65,763
T-Mobile USA, Inc.,
2.25%, 2/15/26	97,000	90,271
2.63%, 4/15/26	45,000	42,208
2.63%, 2/15/29	24,000	21,209
3.38%, 4/15/29	60,000	54,993
2.88%, 2/15/31	63,000	54,589
2.55%, 2/15/31	23,000	19,567
3.50%, 4/15/31	180,000	162,609
5.05%, 7/15/33	25,000	25,189
4.50%, 4/15/50	52,000	45,572
5.80%, 9/15/62	21,000	21,738
	Par (a)	Value
Telecommunications (Continued)
Verizon Communications, Inc.,
4.50%, 8/10/33	$118,000	$ 114,002
4.40%, 11/01/34	33,000	31,314
4.81%, 3/15/39	116,000	111,131
2.65%, 11/20/40	64,000	45,420
3.70%, 3/22/61	34,000	25,255
		1,671,474
Tobacco & Cannabis – 0.1%
Altria Group, Inc., 3.70%, 2/04/51	52,000	34,825
Philip Morris International, Inc., 5.38%, 2/15/33	169,000	172,374
		207,199
Transportation & Logistics – 1.3%
Allegiant Travel Co., 7.25%, 8/15/27(b)	80,000	79,010
American Airlines Pass Through Trust,
Series 2015-2, Class AA, 3.60%, 9/22/27	8,689	8,013
Series 2016-1, Class AA, 3.58%, 1/15/28	4,834	4,458
Series 2016-2, Class AA, 3.20%, 6/15/28	19,427	17,740
Series 2016-2, Class A, 3.65%, 6/15/28	12,951	11,291
Series 2017-1, Class AA, 3.65%, 2/15/29	13,490	12,352
Series 2017-2, Class AA, 3.35%, 10/15/29	249,451	222,600
Series 2019-1, Class AA, 3.15%, 2/15/32	8,373	7,246

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29(b)	645,000	612,934
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42	65,000	60,416
4.37%, 9/01/42	12,000	11,164
4.45%, 3/15/43	2,000	1,869
5.15%, 9/01/43	39,000	39,837
4.90%, 4/01/44	35,000	34,497
4.55%, 9/01/44	13,000	12,312
4.05%, 6/15/48	30,000	26,390
4.45%, 1/15/53	81,000	76,183
CSX Corp.,
4.50%, 11/15/52	52,000	47,844
4.65%, 3/01/68	81,000	72,397

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Transportation & Logistics (Continued)
Delta Air Lines Pass Through Trust,
Series 2015-1, Class A, 3.88%, 7/30/27	$ 8,081	$ 7,433
Series 2020-1, Class A, 2.50%, 6/10/28	41,802	36,234

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)	42,073	40,857
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27(b)	49,299	49,221
Norfolk Southern Corp.,
3.95%, 10/01/42	61,000	52,266
4.55%, 6/01/53	48,000	43,521

Rand Parent LLC, 8.50%, 2/15/30(b)	305,000	276,319
U.S. Airways Pass Through Trust,
Series 2012-1, Class A, 5.90%, 10/01/24	42,258	42,053
Series 2012-2, Class A, 4.62%, 6/03/25	45,512	43,158
Union Pacific Corp.,
3.60%, 9/15/37	14,000	12,361
3.55%, 8/15/39	37,000	31,839
3.38%, 2/14/42	21,000	17,407
3.80%, 10/01/51	15,000	12,561
3.50%, 2/14/53	25,000	19,837
3.87%, 2/01/55	9,000	7,419
3.95%, 8/15/59	8,000	6,610
3.84%, 3/20/60	50,000	40,678
5.15%, 1/20/63	27,000	27,604
4.10%, 9/15/67	12,000	10,051
United Airlines Pass Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/27	91,273	91,255
Series 2016-2, Class AA, 2.88%, 10/07/28	2,837	2,526
Series 2018-1, Class AA, 3.50%, 3/01/30	45,491	41,041
Series 2018-1, Class A, 3.70%, 3/01/30	7,843	6,771
Series 2019-1, Class AA, 4.15%, 8/25/31	16,502	15,213
		2,292,788
Transportation Equipment – 0.1%
Allison Transmission, Inc., 4.75%, 10/01/27(b)	155,000	147,676
	Par (a)	Value
Wholesale - Consumer Staples – 0.1%
Performance Food Group, Inc., 4.25%, 8/01/29(b)	$110,000	$ 100,139
Total Corporate Bonds (Cost $77,870,552)		73,737,744

Foreign Issuer Bonds – 48.9%
Angola – 0.3%
Angolan Government International Bond,
8.25%, 5/09/28(b)	260,000	227,354
8.75%, 4/14/32(b)	470,000	388,418
		615,772
Argentina – 0.2%
Argentine Republic Government International Bond,
(Step to 4.25% on 7/9/23), 3.88%, 1/09/38(j)	688,956	189,276
(Step to 4.88% on 7/9/29), 3.50%, 7/09/41(j)	658,931	164,220
		353,496
Australia – 0.5%
BHP Billiton Finance USA Ltd., 4.90%, 2/28/33	94,000	96,384
CSL Finance PLC,
4.25%, 4/27/32(b)	153,000	149,124
4.75%, 4/27/52(b)	61,000	57,930
4.95%, 4/27/62(b)	31,000	29,832
Mineral Resources Ltd.,
8.12%, 5/01/27(b)	110,000	110,933
8.00%, 11/01/27(b)	25,000	25,460

NBN Co. Ltd., 2.50%, 1/08/32(b)	200,000	165,400
Newcrest Finance Pty. Ltd.,
3.25%, 5/13/30(b)	36,000	32,333
4.20%, 5/13/50(b)	41,000	33,634

Northern Star Resources Ltd., 6.12%, 4/11/33(b)	21,000	20,932
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51	35,000	24,495
Rio Tinto Finance USA PLC,
5.00%, 3/09/33	59,000	60,937
5.13%, 3/09/53	63,000	64,911
		872,305

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Bahrain – 0.7%
Bahrain Government International Bond,
5.25%, 1/25/33(b)		$ 250,000	$ 215,677
5.62%, 5/18/34		200,000	175,422
7.75%, 4/18/35(b)		400,000	403,356

CBB International Sukuk Programme Co. WLL, 6.25%, 10/18/30(b)		200,000	202,318
Oil and Gas Holding (The) Co. BSCC, 7.50%, 10/25/27		200,000	205,390
			1,202,163
Belgium – 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/01/46		213,000	211,073
Anheuser-Busch InBev Worldwide, Inc.,
4.75%, 1/23/29		72,000	73,630
4.37%, 4/15/38		93,000	89,787
4.44%, 10/06/48		86,000	80,541
			455,031
Bermuda – 0.0%(d)
Triton Container International Ltd., 3.15%, 6/15/31(b)		49,000	38,856
Brazil – 2.8%
Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32(b)		248,470	216,701
Banco do Brasil S.A., 6.25%, 4/18/30(b)		220,000	218,680
Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28		100,000	98,375
Brazil Notas do Tesouro Nacional, Serie F,
10.00%, 1/01/25	BRL	6,782,000	1,315,602
10.00%, 1/01/27	BRL	5,055,000	960,399
10.00%, 1/01/29	BRL	5,360,000	986,432
10.00%, 1/01/31	BRL	446,000	80,051
Brazilian Government International Bond,
3.75%, 9/12/31		250,000	216,057
6.00%, 10/20/33		200,000	196,528

CSN Resources S.A., 4.63%, 6/10/31(b)		200,000	154,291
Globo Comunicacao e Participacoes S.A., 5.50%, 1/14/32(b)		200,000	160,076
	Par (a)	Value
Brazil (Continued)

MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(b)	$193,250	$ 148,507
MV24 Capital B.V., 6.75%, 6/01/34(b)	171,300	152,966
		4,904,665
Canada – 1.8%
1011778 B.C. ULC/New Red Finance, Inc.,
3.88%, 1/15/28(b)	475,000	445,521
3.50%, 2/15/29(b)	40,000	35,956

Algonquin Power & Utilities Corp., (5Y US Treasury CMT + 3.25%), 4.75%, 1/18/82(g)	80,000	64,700
Bank of Montreal, 3.70%, 6/07/25	68,000	66,206
Bank of Nova Scotia (The),
4.85%, 2/01/30	44,000	43,936
(5Y US Treasury CMT + 2.05%), 4.59%, 5/04/37(g)	204,000	180,845
Baytex Energy Corp.,
8.75%, 4/01/27(b)	165,000	169,740
8.50%, 4/30/30(b)	45,000	45,239
Bombardier, Inc.,
7.12%, 6/15/26(b)	380,000	378,806
6.00%, 2/15/28(b)	35,000	33,196

Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 4.88%, 2/15/30(b)	70,000	54,600
Enbridge, Inc.,
5.70%, 3/08/33	74,000	76,848
(5Y US Treasury CMT + 3.71%), 7.37%, 1/15/83(g)	49,000	48,510
(5Y US Treasury CMT + 4.42%), 7.62%, 1/15/83(g)	49,000	49,911

GFL Environmental, Inc., 4.00%, 8/01/28(b)	80,000	73,014
Intact Financial Corp., 5.46%, 9/22/32(b)	151,000	152,706
Magna International, Inc., 5.50%, 3/21/33	45,000	46,653
MEG Energy Corp., 5.88%, 2/01/29(b)	30,000	28,803
Nutrien Ltd.,
5.95%, 11/07/25	24,000	24,720
4.90%, 3/27/28	19,000	19,078
2.95%, 5/13/30	179,000	159,400
4.13%, 3/15/35	31,000	28,254
5.80%, 3/27/53	19,000	19,737

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Canada (Continued)

Open Text Corp., 6.90%, 12/01/27(b)		$ 130,000	$ 134,271
Parkland Corp.,
5.88%, 7/15/27(b)		95,000	92,508
4.50%, 10/01/29(b)		40,000	35,050
Precision Drilling Corp.,
7.12%, 1/15/26(b)		5,000	4,856
6.87%, 1/15/29(b)		65,000	59,638
Royal Bank of Canada,
4.95%, 4/25/25		119,000	119,076
3.63%, 5/04/27		14,000	13,479
4.24%, 8/03/27		26,000	25,453
5.00%, 5/02/33		88,000	88,029

Strathcona Resources Ltd., 6.87%, 8/01/26(b)		125,000	105,708
Telesat Canada/Telesat LLC, 5.63%, 12/06/26(b)		80,000	44,687
Toronto-Dominion Bank (The),
2.80%, 3/10/27		42,000	38,988
4.11%, 6/08/27		111,000	108,021
			3,116,143
Chile – 1.5%
Bonos de la Tesoreria de la Republica en pesos,
4.50%, 3/01/26	CLP	80,000,000	94,057
5.00%, 10/01/28(b)	CLP	95,000,000	113,853
4.70%, 9/01/30(b)	CLP	420,000,000	494,708
5.00%, 3/01/35	CLP	100,000,000	119,782
Chile Government International Bond,
2.55%, 1/27/32		390,000	338,579
2.55%, 7/27/33		200,000	167,386
3.50%, 1/31/34		600,000	542,261
Corp. Nacional del Cobre de Chile,
3.00%, 9/30/29		400,000	359,511
5.12%, 2/02/33		200,000	202,460

Empresa Nacional del Petroleo, 5/10/33(b)(i)		200,000	200,500
			2,633,097
China – 1.0%
Agile Group Holdings Ltd., 6.05%, 10/13/25		205,000	83,922
Agricultural Development Bank of China, 2.25%, 4/22/25	CNY	1,990,000	285,566
China Evergrande Group, 8.75%, 6/28/25		200,000	13,100
China Government Bond,
2.75%, 6/15/29	CNY	4,280,000	618,435
		Par (a)	Value
China (Continued)
China Government Bond,
3.27%, 11/19/30	CNY	$ 2,860,000	$ 429,505

Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/24(b)(k)		92,718	82,771
Kaisa Group Holdings Ltd., 9.38%, 6/30/24(h)		200,000	19,196
NXP B.V./NXP Funding LLC/NXP USA, Inc.,
5.00%, 1/15/33		62,000	60,661
3.12%, 2/15/42		23,000	16,355
3.25%, 11/30/51		55,000	36,678

Sunac China Holdings Ltd., 6.50%, 1/26/26		200,000	40,008
Times China Holdings Ltd., 6.20%, 3/22/26		215,000	26,214
Yuzhou Group Holdings Co. Ltd., 6.35%, 1/13/27(h)		200,000	13,288
Zhenro Properties Group Ltd., 6.63%, 1/07/26		200,000	12,000
			1,737,699
Colombia – 1.5%
Colombia Government International Bond,
3.88%, 4/25/27		200,000	180,110
7.50%, 2/02/34		400,000	383,181
7.37%, 9/18/37		200,000	185,691
Colombian TES,
7.50%, 8/26/26	COP	1,737,800,000	331,962
5.75%, 11/03/27	COP	1,287,000,000	221,370
6.00%, 4/28/28	COP	1,425,600,000	243,349
7.75%, 9/18/30	COP	1,603,600,000	277,394
7.00%, 6/30/32	COP	1,562,100,000	244,642

Ecopetrol S.A., 8.87%, 1/13/33		170,000	164,825
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25		200,000	171,000
Multibank, Inc., 7.75%, 2/03/28(b)		200,000	200,700
			2,604,224
Costa Rica – 0.2%
Costa Rica Government International Bond, 6.55%, 4/03/34(b)		400,000	406,834
Czech Republic – 1.2%
Czech Republic Government Bond,
1.25%, 2/14/25	CZK	8,090,000	353,025
1.00%, 6/26/26	CZK	6,500,000	269,256
5.50%, 12/12/28	CZK	4,760,000	231,812

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Czech Republic (Continued)
Czech Republic Government Bond,
2.75%, 7/23/29	CZK	$ 8,230,000	$ 345,177
0.95%, 5/15/30	CZK	8,670,000	317,120
1.75%, 6/23/32	CZK	5,220,000	195,320
2.00%, 10/13/33	CZK	11,750,000	435,093
			2,146,803
Dominican Republic – 0.7%
Dominican Republic International Bond,
5.50%, 2/22/29(b)		475,000	451,993
4.50%, 1/30/30(b)		605,000	534,772
4.88%, 9/23/32(b)		350,000	301,347
			1,288,112
Ecuador – 0.3%
Ecuador Government International Bond,
(Step to 6.00% on 7/31/23), 5.50%, 7/31/30(j)		725,610	382,798
(Step to 3.50% on 7/31/23), 2.50%, 7/31/35(b)(j)		170,291	62,218
			445,016
Egypt – 0.3%
Egypt Government International Bond,
7.05%, 1/15/32(b)		335,000	184,501
7.30%, 9/30/33		650,000	352,976
			537,477
El Salvador – 0.3%
El Salvador Government International Bond,
6.38%, 1/18/27		230,000	143,045
8.25%, 4/10/32		210,000	118,125
7.12%, 1/20/50		450,000	217,131
			478,301
Finland – 0.1%
Nordea Bank Abp, 5.38%, 9/22/27(b)		200,000	202,099
France – 0.3%
Altice France S.A., 5.12%, 1/15/29(b)		290,000	214,318
BPCE S.A., (SOFR + 1.09%), 2.05%, 10/19/27(b)(g)		250,000	220,954
		Par (a)	Value
France (Continued)
Orange S.A., 9.00%, 3/01/31		$ 37,000	$ 46,719
TotalEnergies Capital International S.A., 2.99%, 6/29/41		19,000	14,906
			496,897
Gabon – 0.1%
Gabon Government International Bond, 6.63%, 2/06/31		200,000	148,280
Germany – 0.3%
Deutsche Bank A.G., (5Y USD Swap Rate + 2.55%), 4.88%, 12/01/32(g)		400,000	333,066
ZF North America Capital, Inc., 6.87%, 4/14/28(b)		150,000	154,378
			487,444
Guatemala – 0.2%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, 4/27/29(b)		110,000	102,578
Guatemala Government Bond, 3.70%, 10/07/33(b)		200,000	166,792
			269,370
Hong Kong – 0.1%
Melco Resorts Finance Ltd., 5.38%, 12/04/29(b)		200,000	165,439
Hungary – 2.4%
Hungary Government Bond,
3.00%, 6/26/24	HUF	370,590,000	979,426
2.50%, 10/24/24	HUF	222,540,000	571,539
1.00%, 11/26/25	HUF	39,680,000	93,033
3.00%, 10/27/27	HUF	62,670,000	144,739
3.25%, 10/22/31	HUF	59,400,000	127,587
4.75%, 11/24/32	HUF	301,530,000	716,334
Hungary Government International Bond,
6.12%, 5/22/28(b)		610,000	631,771
5.25%, 6/16/29(b)		400,000	395,603
5.50%, 6/16/34		200,000	196,383
6.75%, 9/25/52(b)		200,000	207,520

Magyar Export-Import Bank Zrt., 6.13%, 12/04/27(b)		200,000	200,500
			4,264,435

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
India – 0.3%
Clean Renewable Power Mauritius Pte. Ltd., 4.25%, 3/25/27(b)		$ 186,000	$ 162,767
India Airport Infra, 6.25%, 10/25/25		250,000	238,536
India Green Power Holdings, 4.00%, 2/22/27		250,000	217,517
			618,820
Indonesia – 3.4%
Freeport Indonesia PT,
5.32%, 4/14/32(b)		400,000	384,446
6.20%, 4/14/52		200,000	184,134
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT,
4.75%, 5/15/25(b)		400,000	395,320
5.45%, 5/15/30(b)		300,000	299,235

Indonesia Government International Bond, 5.65%, 1/11/53		200,000	210,413
Indonesia Treasury Bond,
8.38%, 9/15/26	IDR	5,700,000,000	413,750
6.12%, 5/15/28	IDR	12,593,000,000	854,560
9.00%, 3/15/29	IDR	9,247,000,000	709,798
7.00%, 9/15/30	IDR	7,666,000,000	537,090
6.37%, 4/15/32	IDR	3,817,000,000	257,835
7.50%, 8/15/32	IDR	5,944,000,000	429,320
7.00%, 2/15/33	IDR	2,884,000,000	203,126
8.38%, 3/15/34	IDR	2,453,000,000	188,548
7.50%, 6/15/35	IDR	2,678,000,000	192,942
Perusahaan Penerbit SBSN Indonesia III,
4.40%, 6/06/27(b)		200,000	200,431
2.55%, 6/09/31		200,000	175,043
4.70%, 6/06/32(b)		200,000	203,021

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.88%, 7/17/49		200,000	165,174
			6,004,186
Ireland – 0.1%
Avolon Holdings Funding Ltd.,
5.50%, 1/15/26(b)		35,000	34,352
2.13%, 2/21/26(b)		65,000	57,791
4.37%, 5/01/26(b)		41,000	38,722
2.53%, 11/18/27(b)		69,000	58,001
			188,866
		Par (a)	Value
Israel – 1.2%
Bank Leumi Le-Israel B.M., (5Y US Treasury CMT + 3.47%), 7.13%, 7/18/33(b)(g)		$400,000	$ 389,731
Energean Israel Finance Ltd.,
4.88%, 3/30/26(b)		270,000	249,813
5.38%, 3/30/28(b)		150,000	134,856

Leviathan Bond Ltd., 6.75%, 6/30/30(b)		85,000	79,362
Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/01/36		60,000	54,942
Teva Pharmaceutical Finance Netherlands III B.V.,
3.15%, 10/01/26		500,000	451,791
7.87%, 9/15/29		200,000	209,432
4.10%, 10/01/46		787,000	524,449
			2,094,376
Italy – 0.3%
Intesa Sanpaolo S.p.A., 5.71%, 1/15/26(b)		200,000	192,593
Telecom Italia Capital S.A.,
6.37%, 11/15/33		70,000	62,578
6.00%, 9/30/34		10,000	8,525
7.20%, 7/18/36		59,000	53,317

UniCredit S.p.A., (5Y US Treasury CMT + 4.75%), 5.46%, 6/30/35(b)(g)		200,000	170,407
			487,420
Ivory Coast – 0.1%
Ivory Coast Government International Bond, 4.88%, 1/30/32(b)	EUR	200,000	167,572
Japan – 0.8%
Mitsubishi UFJ Financial Group, Inc.,
1.41%, 7/17/25		200,000	183,953
(1Y US Treasury CMT + 1.63%), 5.44%, 2/22/34(g)		243,000	246,768

Nissan Motor Co. Ltd., 4.35%, 9/17/27(b)		305,000	279,504
SoftBank Group Corp., 4.62%, 7/06/28		605,000	512,737
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28		200,000	203,654
			1,426,616

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Jordan – 0.2%
Jordan Government International Bond,
7.75%, 1/15/28(b)		$ 200,000	$ 203,540
7.50%, 1/13/29(b)		200,000	199,964
			403,504
Kazakhstan – 0.7%
KazMunayGas National Co. JSC,
4.75%, 4/19/27(b)		400,000	379,599
5.75%, 4/19/47		400,000	317,816
Tengizchevroil Finance Co. International Ltd.,
4.00%, 8/15/26		200,000	178,250
3.25%, 8/15/30		400,000	302,670
			1,178,335
Luxembourg – 0.1%
Altice Financing S.A., 5.00%, 1/15/28(b)		240,000	194,329
Macau – 0.4%
Sands China Ltd.,
5.90%, 8/08/28		200,000	194,456
3.35%, 3/08/29		10,000	8,418
4.88%, 6/18/30		400,000	363,737

Wynn Macau Ltd., 5.13%, 12/15/29(b)		200,000	166,000
			732,611
Malaysia – 2.0%
Malaysia Government Bond,
3.95%, 9/15/25	MYR	1,720,000	391,659
3.90%, 11/30/26	MYR	1,000,000	227,706
3.90%, 11/16/27	MYR	2,685,000	612,362
3.73%, 6/15/28	MYR	2,174,000	491,780
3.89%, 8/15/29	MYR	3,048,000	690,381
3.58%, 7/15/32	MYR	1,960,000	434,378
4.76%, 4/07/37	MYR	789,000	190,676
3.76%, 5/22/40	MYR	778,000	167,121

Malaysia Government Investment Issue, 3.47%, 10/15/30	MYR	1,720,000	376,740
			3,582,803
Mexico – 4.3%
Cemex S.A.B. de C.V.,
(5Y US Treasury CMT + 4.53%), 5.12%, 6/08/26(b)(f)(g)		200,000	177,190
3.88%, 7/11/31(b)		490,000	410,213

Comision Federal de Electricidad, 4.69%, 5/15/29(b)		600,000	541,500
		Par (a)	Value
Mexico (Continued)

Electricidad Firme de Mexico Holdings S.A. de C.V., 4.90%, 11/20/26(b)		$ 200,000	$ 176,000
Mexican Bonos,
10.00%, 12/05/24	MXN	8,900,900	489,533
5.00%, 3/06/25	MXN	11,492,000	582,005
5.75%, 3/05/26	MXN	13,387,900	675,074
8.50%, 5/31/29	MXN	15,406,300	844,071
7.75%, 5/29/31	MXN	13,088,200	683,652
10.00%, 11/20/36	MXN	1,346,500	81,669
8.50%, 11/18/38	MXN	13,050,000	689,191
Mexico Government International Bond,
3.50%, 2/12/34		200,000	171,766
6.35%, 2/09/35		400,000	428,353
6.34%, 5/04/53		200,000	206,211
Petroleos Mexicanos,
6.88%, 8/04/26		560,000	529,703
6.49%, 1/23/27		550,000	492,568
5.35%, 2/12/28		99,000	82,226
5.95%, 1/28/31		307,000	226,897
6.62%, 6/15/35		90,000	62,533
			7,550,355
Morocco – 0.1%
Morocco Government International Bond, 5.95%, 3/08/28(b)		200,000	204,756
Netherlands – 0.4%
Cooperatieve Rabobank U.A., (1Y US Treasury CMT + 1.75%), 4.65%, 8/22/28(b)(g)		250,000	243,940
Shell International Finance B.V.,
4.13%, 5/11/35		23,000	22,104
2.88%, 11/26/41		29,000	22,412
4.00%, 5/10/46		55,000	48,145
3.00%, 11/26/51		46,000	33,306

UPC Broadband Finco B.V., 4.87%, 7/15/31(b)		220,000	189,847
Ziggo Bond Co. B.V., 6.00%, 1/15/27(b)		150,000	142,308
			702,062
Nigeria – 0.5%
IHS Netherlands Holdco B.V., 8.00%, 9/18/27		200,000	176,370
Nigeria Government International Bond,
7.37%, 9/28/33		600,000	415,767
7.70%, 2/23/38(b)		390,000	257,400
			849,537

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Oman – 0.7%
Oman Government International Bond,
5.38%, 3/08/27		$ 200,000	$ 199,853
6.00%, 8/01/29		400,000	409,666
6.50%, 3/08/47		500,000	470,038
6.75%, 1/17/48		200,000	193,615
			1,273,172
Pakistan – 0.1%
Pakistan Government International Bond,
6.00%, 4/08/26(b)		200,000	71,696
6.88%, 12/05/27		335,000	120,037
			191,733
Panama – 0.7%
Panama Government International Bond,
2.25%, 9/29/32		200,000	154,401
6.40%, 2/14/35		650,000	687,256
4.50%, 4/16/50		400,000	311,998
			1,153,655
Paraguay – 0.1%
Paraguay Government International Bond, 3.85%, 6/28/33		300,000	261,685
Peru – 0.8%
Peru Government Bond, 6.15%, 8/12/32	PEN	1,150,000	284,152
Peruvian Government International Bond,
8.20%, 8/12/26		254,000	71,540
2.78%, 1/23/31		315,000	272,815
3.00%, 1/15/34		465,000	388,716
6.90%, 8/12/37	PEN	1,134,000	287,705

Volcan Cia Minera S.A.A., 4.38%, 2/11/26(b)		35,000	26,515
			1,331,443
Philippines – 0.6%
Philippine Government International Bond,
3.56%, 9/29/32		600,000	557,301
3.20%, 7/06/46		350,000	263,656
5.95%, 10/13/47		200,000	219,850
			1,040,807
Poland – 1.6%
Republic of Poland Government Bond,
2.25%, 10/25/24	PLN	2,832,000	647,255
0.75%, 4/25/25	PLN	1,501,000	327,367
2.50%, 7/25/26	PLN	1,668,000	361,207
		Par (a)	Value
Poland (Continued)
Republic of Poland Government Bond,
2.50%, 7/25/27	PLN	$ 981,000	$ 206,298
2.75%, 10/25/29	PLN	1,005,000	202,005
1.25%, 10/25/30	PLN	2,102,000	368,038
Republic of Poland Government International Bond,
4.88%, 10/04/33		362,000	367,391
5.50%, 4/04/53		333,000	344,704
			2,824,265
Qatar – 0.6%
Qatar Energy,
2.25%, 7/12/31		650,000	562,186
3.13%, 7/12/41(b)		275,000	216,219
3.30%, 7/12/51		200,000	151,012

Qatar Government International Bond, 4.40%, 4/16/50		200,000	187,973
			1,117,390
Romania – 1.1%
Romania Government Bond,
4.75%, 2/24/25	RON	360,000	78,199
3.25%, 6/24/26	RON	2,255,000	455,112
5.00%, 2/12/29	RON	470,000	94,429
6.70%, 2/25/32	RON	590,000	126,706
Romanian Government International Bond,
6.63%, 2/17/28(b)		270,000	280,595
7.12%, 1/17/33(b)		480,000	513,096
6.00%, 5/25/34(b)		200,000	198,304
7.62%, 1/17/53(b)		220,000	236,940
			1,983,381
Saudi Arabia – 1.3%
Gaci First Investment Co.,
4.88%, 2/14/35		200,000	199,264
5.12%, 2/14/53		200,000	187,028
5.37%, 10/13/22(l)		800,000	757,039

Greensaif Pipelines Bidco S.a.r.l., 6.51%, 2/23/42(b)		600,000	640,793
Saudi Government International Bond, 5.00%, 1/18/53		500,000	473,773
			2,257,897

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
		Par (a)	Value
Senegal – 0.1%
Senegal Government International Bond,
5.38%, 6/08/37(b)	EUR	$ 100,000	$ 70,300
6.75%, 3/13/48		200,000	134,462
			204,762
South Africa – 2.8%
Eskom Holdings SOC Ltd., 6.35%, 8/10/28		300,000	283,200
Republic of South Africa Government Bond,
10.50%, 12/21/26	ZAR	3,654,517	210,002
8.00%, 1/31/30	ZAR	10,695,956	524,118
7.00%, 2/28/31	ZAR	12,825,574	569,416
8.25%, 3/31/32	ZAR	12,846,227	599,456
8.87%, 2/28/35	ZAR	16,384,022	752,835
6.25%, 3/31/36	ZAR	3,350,467	120,268
8.50%, 1/31/37	ZAR	15,024,445	646,485
0.75%, 3/31/53	ZAR	8,900,046	474,110

Republic of South Africa Government International Bond, 4.85%, 9/30/29		400,000	358,600
Sasol Financing USA LLC, 8.75%, 5/03/29(b)		200,000	200,606
Transnet SOC Ltd., 8.25%, 2/06/28(b)		200,000	197,920
			4,937,016
South Korea – 0.2%
POSCO, 5.75%, 1/17/28(b)		200,000	207,684
SK Hynix, Inc., 6.38%, 1/17/28(b)		200,000	201,118
			408,802
Spain – 0.0%(d)
Iberdrola International B.V., 5.81%, 3/15/25		33,000	33,685
Sri Lanka – 0.1%
Sri Lanka Government International Bond, 6.75%, 4/18/28		400,000	131,229
Switzerland – 0.5%
Credit Suisse Group A.G., (SOFR + 3.34%), 6.37%, 7/15/26(b)(g)		250,000	243,045
UBS A.G., 5.13%, 5/15/24		200,000	195,243
UBS Group A.G.,
(5Y US Treasury CMT + 4.86%), 5.12%, 7/29/26(f)(g)		200,000	171,496
(1Y US Treasury CMT + 1.75%), 4.75%, 5/12/28(b)(g)		200,000	192,863
			802,647
		Par (a)	Value
Tanzania, United Republic of – 0.1%
HTA Group Ltd., 7.00%, 12/18/25(b)		$ 255,000	$ 239,955
Thailand – 1.8%
Thailand Government Bond,
0.75%, 6/17/24	THB	11,998,000	347,385
2.13%, 12/17/26	THB	9,883,000	290,233
2.87%, 12/17/28	THB	29,638,000	898,684
1.60%, 12/17/29	THB	5,919,000	166,030
2.00%, 12/17/31	THB	20,100,000	567,652
3.77%, 6/25/32	THB	2,316,000	75,052
3.35%, 6/17/33	THB	4,551,000	142,994
1.59%, 12/17/35	THB	19,080,000	495,401
3.30%, 6/17/38	THB	8,000,000	246,777
			3,230,208
Tunisia – 0.1%
Tunisian Republic, 5.75%, 1/30/25		200,000	104,001
Turkey – 1.2%
Turkey Government International Bond,
9.87%, 1/15/28		950,000	981,407
9.38%, 3/14/29		200,000	201,741
9.12%, 7/13/30		200,000	199,585
5.88%, 6/26/31		200,000	166,300
9.38%, 1/19/33		625,000	630,000
			2,179,033
United Arab Emirates – 0.7%
Finance Department Government of Sharjah, 6.50%, 11/23/32(b)		200,000	207,100
Galaxy Pipeline Assets Bidco Ltd.,
2.16%, 3/31/34(b)		177,420	153,693
2.63%, 3/31/36(b)		550,000	453,199
2.94%, 9/30/40(b)		213,716	175,188

UAE International Government Bond, 4.95%, 7/07/52		200,000	202,355
			1,191,535
United Kingdom – 1.0%
Astrazeneca Finance LLC, 4.90%, 3/03/30		34,000	35,148
BP Capital Markets PLC, 3.28%, 9/19/27		63,000	61,016
CK Hutchison International 23 Ltd., 4.88%, 4/21/33(b)		200,000	202,707
Coca-Cola Europacific Partners PLC, 1.50%, 1/15/27(b)		200,000	178,947

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
United Kingdom (Continued)
HSBC Holdings PLC,
(SOFR + 1.73%), 2.01%, 9/22/28(g)	$200,000	$ 174,071
(SOFR + 2.39%), 6.25%, 3/09/34(g)	200,000	208,404

Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29(b)	200,000	165,570
Lloyds Banking Group PLC, (1Y US Treasury CMT + 1.00%), 2.44%, 2/05/26(g)	200,000	189,100
LSEGA Financing PLC, 1.38%, 4/06/26(b)	200,000	179,299
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(b)	250,000	229,553
Vodafone Group PLC,
5.12%, 6/19/59	41,000	37,294
5.75%, 2/10/63	38,000	37,605
(5Y US Treasury CMT + 3.07%), 5.13%, 6/04/81(g)	155,000	117,471
		1,816,185
Uruguay – 0.3%
Uruguay Government International Bond, 5.10%, 6/18/50	520,000	531,864
Zambia – 0.4%
First Quantum Minerals Ltd., 6.88%, 3/01/26(b)	710,000	697,092
Total Foreign Issuer Bonds (Cost $89,809,819)		86,199,548

Mortgage-Backed Securities – 0.7%
Commercial Mortgage-Backed Securities – 0.6%
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 5.11%, 5/10/47(b)(m)	175,000	116,433
Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.92%, 10/15/45(b)	100,000	86,546
GS Mortgage Securities Trust,
Series 2011-GC5, Class D, 5.30%, 8/10/44(b)(m)	315,000	118,091
Series 2011-GC5, Class C, 5.30%, 8/10/44(b)(m)	35,000	22,954
	Par (a)	Value
Commercial Mortgage-Backed Securities (Continued)
GS Mortgage Securities Trust,
Series 2013-GC13, Class C, 4.21%, 7/10/46(b)(m)	$320,000	$ 230,044
Series 2014-GC22, Class D, 4.84%, 6/10/47(b)(m)	50,000	37,569

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.36%, 2/15/46(b)	100,000	93,570
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.50%, 8/15/46(m)	110,000	74,540
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class C, 4.42%, 10/15/30(b)(m)	100,000	67,923
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class C, 4.46%, 8/15/50	75,000	38,711
Series 2016-C36, Class C, 4.26%, 11/15/59(m)	45,000	33,440
WFRBS Commercial Mortgage Trust,
Series 2011-C3, Class D, 5.42%, 3/15/44(b)(m)	56,647	17,702
Series 2012-C10, Class C, 4.47%, 12/15/45(m)	120,000	86,407
		1,023,930
Whole Loan – 0.1%
PRPM LLC, Series 2022-5, Class A1, (Step to 9.90% on 9/25/25), 6.90%, 9/27/27(b)(j)	120,955	119,478
Total Mortgage-Backed Securities (Cost $1,682,536)		1,143,408

Term Loans – 0.2%(c)
Internet Media & Services – 0.1%
MH Sub I LLC, Term Loan, 4/25/28(n)	300,000	287,625

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
	Par (a)	Value
Leisure Facilities & Services – 0.1%
Carnival Corp., 2021 Incremental Term B Advance, (1M USD LIBOR + 3.25%, 0.75% Floor), 8.27%, 10/18/28	$59,848	$ 58,677
Carnival Corp., Initial Advance, (1M USD LIBOR + 3.00%, 0.75% Floor), 8.02%, 6/30/25	69,821	69,318
		127,995
Total Term Loans (Cost $420,390)		415,620

U.S. Government Obligations – 0.9%
U.S. Treasury Bonds – 0.4%
3.88%, 2/15/43	449,000	453,771
4.00%, 11/15/52	236,500	251,096
		704,867
U.S. Treasury Notes – 0.5%
3.87%, 3/31/25	50,000	49,797
2.63%, 5/31/27	855,000	823,606
3.63%, 3/31/30	1,300	1,312
3.50%, 4/30/30	7,600	7,613
3.50%, 2/15/33	16,200	16,296
		898,624
Total U.S. Government Obligations (Cost $1,597,908)		1,603,491

	Number of Shares
Warrants – 0.0%(d)
Engineering & Construction – 0.0%(d)
Mcdermott International Ltd., Class A(o)*	3,868	1
Mcdermott International Ltd., Class B(o)*	4,298	1
Total Warrants (Cost $6,000)		2

Investment Companies – 0.3%
iShares iBoxx High Yield Corporate Bond ETF	7,750	584,040
Total Investment Companies (Cost $567,406)		584,040

		Par (a)/Number of Shares	Value
Short-Term Investments – 4.4%
Corporate Bonds – 0.1%
Aviation Capital Group LLC, 3.87%, 5/01/23(b)		$ 48,000	$ 48,000
Delta Air Lines Pass Through Trust, 4.25%, 7/30/23		12,454	12,347
Entergy Louisiana LLC, 4.05%, 9/01/23		8,000	7,963
Entergy Louisiana LLC, 0.62%, 11/17/23		46,000	44,830
Mid-America Apartments L.P., 4.30%, 10/15/23		30,000	29,739
Phillips 66, 0.90%, 2/15/24		42,000	40,600
QVC, Inc., 4.85%, 4/01/24		5,000	4,290
			187,769
Foreign Issuer Bonds – 0.7%
Brazil Letras do Tesouro Nacional, 0.00%, 1/01/24(e)	BRL	2,155,000	397,253
Danone S.A., 2.59%, 11/02/23(b)		200,000	197,304
Fantasia Holdings Group Co. Ltd., 11.87%, 6/01/23		200,000	19,104
Romania Government Bond, 4.25%, 6/28/23	RON	1,685,000	375,563
Romania Government Bond, 3.25%, 4/29/24		1,325,000	287,936
			1,277,160
Money Market Fund – 2.6%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(p)		4,577,932	4,577,932
U.S. Government Obligations – 0.2%
U.S. Treasury Notes, 0.13%, 9/15/23		425,000	417,413
U.S. Treasury Bills – 0.8%
U.S. Treasury Bill, 4.54%, 5/30/23(q)		1,310,000	1,305,660
Total Short-Term Investments (Cost $7,834,349)			7,765,934
Total Investments – 99.2% (Cost $184,257,109)			174,756,260
Other Assets less Liabilities – 0.8%(r)			1,495,383
NET ASSETS – 100.0%			$176,251,643

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Percentages shown are based on Net Assets.

(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable rate security. Rate as of April 30, 2023 is disclosed.
(d)	Amount rounds to less than 0.05%.
(e)	Zero coupon bond.
(f)	Perpetual bond. Maturity date represents next call date.
(g)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2023 is disclosed.
(h)	Issuer has defaulted on terms of debt obligation.
(i)	When-issued security. Coupon rate was not yet in effect at April 30, 2023.
(j)	Step coupon bond. Rate as of April 30, 2023 is disclosed.
(k)	Distributions from this security are made via payments in-kind (PIK) unless otherwise noted in the description.
(l)	Century bond maturing in 2122.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate as of April 30, 2023 is disclosed.
(n)	Position is unsettled. Contract rate was not determined at April 30, 2023 and does not take effect until settlement date.
(o)	Investment is valued using significant unobservable inputs (Level 3).
(p)	7-day current yield as of April 30, 2023 is disclosed.
(q)	Discount rate at the time of purchase.
(r)	Includes appreciation/(depreciation) on forward foreign currency exchange and futures contracts.
*	Non-Income Producing Security

Abbreviations:
1Y	1 Year
1M	1 Month
3M	3 Month
5Y	5 Year
BRL	Brazilian Real
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CME	Chicago Mercantile Exchange
CMT	Constant Maturity
CNY	Chinese Offshore Yuan
COP	Colombian Peso
CP	Commercial Paper
CVR	Contingent Value Right
CZK	Czech Republic Koruna
ETF	Exchange-Traded Fund
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JSC	Joint Stock Company
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sole
PLC	Public Limited Company
PLN	Polish Zloty
RON	Romania New Leu
S&P	Standards & Poor's
SOFR	United States Secured Overnight Financing Rate
THB	Thai Baht
USD	United States Dollar
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
ZAR	South African Rand
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Concentration by Currency (%)(a)
U.S. Dollar	75.6
All other currencies less than 5%	24.4
Total	100.0
(a) Percentages shown are based on Net Assets.
Composition by Type (%)(a)
Non-Government	64.2
Sovereign	35.0
Others (b)	0.8
Total	100.0
(a) Percentages shown are based on Net Assets.
(b) Includes Other.

Futures Contracts outstanding at April 30, 2023: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
2-Year U.S. Treasury Note	22	6/30/2023	USD	4,535,609	$ 37,457
5-Year U.S. Treasury Note	10	6/30/2023	USD	1,097,422	24,062
Total Long Contracts					$ 61,519
Short Contracts
10-Year U.S. Treasury Note	(8)	6/21/2023	USD	921,625	$ (22,606)
U.S. Treasury Long Bond	(3)	6/21/2023	USD	394,969	(1,091)
Ultra 10-Year U.S. Treasury Note	(23)	6/21/2023	USD	2,793,422	(71,950)
Ultra U.S. Treasury Bond	(3)	6/21/2023	USD	424,219	3,149
Total Short Contracts					$(92,498)
					$(30,979)

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

6/06/23	Polish Zloty	2,464,785	U.S. Dollars	553,138	BNP Paribas	$ 37,742
6/06/23	Indonesian Rupiahs	8,169,609,140	U.S. Dollars	522,621	Bank of America	33,983
6/06/23	Indonesian Rupiahs	2,231,073,200	U.S. Dollars	141,100	JPMorgan Chase	10,905
6/06/23	Indonesian Rupiahs	2,322,882,156	U.S. Dollars	148,228	Barclays	10,032
5/09/23	Czech Republic Koruna	4,335,189	U.S. Dollars	196,064	Citibank	6,860
6/20/23	Euro	201,000	U.S. Dollars	216,288	Barclays	5,859
5/30/23	Peruvian Nuevo Soles	462,323	U.S. Dollars	121,600	Citibank	2,871
5/30/23	Peruvian Nuevo Soles	336,512	U.S. Dollars	88,000	Bank of America	2,599
6/05/23	Chilean Pesos	198,490,500	U.S. Dollars	242,500	Bank of America	2,116
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
7/07/23	Thai Baht	18,586,373	U.S. Dollars	547,060	JPMorgan Chase	$ 966
6/20/23	Euro	58,000	U.S. Dollars	63,559	Standard Chartered Bank	543
6/05/23	Chilean Pesos	24,702,870	U.S. Dollars	30,000	BNP Paribas	444
Total Unrealized Appreciation						$114,920

5/09/23	U.S. Dollars	5,319	Czech Republic Koruna	119,315	BNP Paribas	$ (266)
7/12/23	Chinese Offshore Yuan	501,607	U.S. Dollars	73,300	BNP Paribas	(450)
7/07/23	U.S. Dollars	124,700	Thai Baht	4,266,274	Barclays	(1,093)
6/20/23	Euro	287,000	U.S. Dollars	318,294	Goldman Sachs	(1,100)
7/12/23	U.S. Dollars	916,300	Chinese Offshore Yuan	6,324,394	Goldman Sachs	(2,211)
5/09/23	U.S. Dollars	40,398	Czech Republic Koruna	918,128	Goldman Sachs	(2,578)
5/09/23	U.S. Dollars	73,446	Czech Republic Koruna	1,655,156	Barings	(4,029)
5/09/23	U.S. Dollars	72,246	Czech Republic Koruna	1,642,589	JPMorgan Chase	(4,641)
7/12/23	Chinese Offshore Yuan	7,200,273	U.S. Dollars	2,137,687	Barclays	(8,162)
6/06/23	U.S. Dollars	289,710	Indonesian Rupiahs	4,378,093,521	JPMorgan Chase	(8,574)
7/12/23	Chinese Offshore Yuan	7,962,059	U.S. Dollars	1,165,019	JPMorgan Chase	(8,664)
7/10/23	South Korean Won	721,674,600	U.S. Dollars	550,700	Bank of America	(8,908)
7/10/23	South Korean Won	476,517,800	U.S. Dollars	367,400	Citibank	(9,658)
6/06/23	U.S. Dollars	558,412	Indonesian Rupiahs	8,345,470,975	Standard Chartered Bank	(10,173)
6/20/23	U.S. Dollars	582,167	Euro	546,000	Goldman Sachs	(21,276)
Total Unrealized Depreciation						$ (91,783)
Net Unrealized Appreciation						$ 23,137
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Multisector Bond Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 447,355	$—	$ 447,355
Common Stocks	351,699	—	—	351,699
Convertible Bonds	—	2,377,379	—	2,377,379
Convertible Preferred Stocks	130,040	—	—	130,040
Corporate Bonds	—	73,737,744	—	73,737,744
Foreign Issuer Bonds	—	86,199,548	—	86,199,548
Mortgage-Backed Securities	—	1,143,408	—	1,143,408
Term Loans	—	415,620	—	415,620
U.S. Government Obligations	—	1,603,491	—	1,603,491
Warrants	—	—	2	2
Investment Companies	584,040	—	—	584,040
Short-Term Investments	4,577,932	3,188,002	—	7,765,934
Total Investments	$5,643,711	$169,112,547	$ 2	$174,756,260

Morningstar Multisector Bond Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$ 64,668	$ —	$—	$ 64,668
Forward Foreign Currency Exchange Contracts	—	114,920	—	114,920
Total Assets - Derivative Financial Instruments	$ 64,668	$114,920	$—	$ 179,588
Liabilities:
Futures Contracts	$(95,647)	$ —	$—	$ (95,647)
Forward Foreign Currency Exchange Contracts	—	(91,783)	—	(91,783)
Total Liabilities - Derivative Financial Instruments	$(95,647)	$ (91,783)	$—	$(187,430)
Net Derivative Financial Instruments	$(30,979)	$ 23,137	$—	$ (7,842)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Common Stocks – 51.9%
Advertising & Marketing – 1.2%
Dentsu Group, Inc. (Japan)	1,900	$ 68,466
Omnicom Group, Inc.	28,901	2,617,564
WPP PLC (United Kingdom)	8,875	103,433
		2,789,463
Aerospace & Defense – 0.1%
BAE Systems PLC (United Kingdom)	17,137	218,325
Apparel & Textile Products – 1.1%
Tapestry, Inc.	63,858	2,606,045
Asset Management – 0.4%
Investor AB, Class B (Sweden)	8,608	184,927
Julius Baer Group Ltd. (Switzerland)	1,733	124,180
Schroders PLC (United Kingdom)	6,224	38,118
St. James's Place PLC (United Kingdom)	12,321	187,379
UBS Group A.G. (Switzerland)(a)	16,742	340,743
		875,347
Automotive – 0.8%
Bridgestone Corp. (Japan)	6,700	269,061
Denso Corp. (Japan)	2,400	144,873
Honda Motor Co. Ltd. (Japan)	14,500	384,584
Nissan Motor Co. Ltd. (Japan)	37,400	136,377
Stanley Electric Co. Ltd. (Japan)	6,400	144,370
Sumitomo Electric Industries Ltd. (Japan)	5,700	72,745
Toyota Motor Corp. (Japan)	55,200	757,898
		1,909,908
Banking – 2.5%
ABN AMRO Bank N.V. - CVA (Netherlands)(b)	4,286	68,693
Banco Bilbao Vizcaya Argentaria S.A. (Spain)	27,643	202,374
Banco Santander S.A. (Spain)	81,000	284,559
Barclays PLC (United Kingdom)	145,383	292,861
BNP Paribas S.A. (France)	6,545	422,895
CaixaBank S.A. (Spain)	17,759	65,737
DNB Bank ASA (Norway)	3,714	65,330
Erste Group Bank A.G. (Austria)	2,487	90,425
	Number of Shares	Value
Banking (Continued)
HSBC Holdings PLC (United Kingdom)	177,667	$1,280,508
ING Groep N.V. (Netherlands)	23,331	289,358
Intesa Sanpaolo S.p.A. (Italy)	72,654	191,036
KBC Group N.V. (Belgium)	1,006	71,917
Lloyds Banking Group PLC (United Kingdom)	832,675	505,868
Mitsubishi UFJ Financial Group, Inc. (Japan)	30,800	192,794
Mizuho Financial Group, Inc. (Japan)	4,900	71,030
NatWest Group PLC (United Kingdom)	65,878	217,010
Nordea Bank Abp (Finland)	12,130	134,755
Resona Holdings, Inc. (Japan)	12,500	62,300
Skandinaviska Enskilda Banken AB, Class A (Sweden)(c)	7,898	89,806
Standard Chartered PLC (United Kingdom)	29,478	233,558
Sumitomo Mitsui Financial Group, Inc. (Japan)	9,000	367,863
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	5,600	201,867
Svenska Handelsbanken AB, Class A (Sweden)	10,900	96,354
Swedbank AB, Class A (Sweden)	5,545	96,352
UniCredit S.p.A. (Italy)	5,753	113,998
		5,709,248
Beverages – 0.9%
Anheuser-Busch InBev S.A./N.V. (Belgium)	19,554	1,271,390
Asahi Group Holdings Ltd. (Japan)	2,100	81,132
Diageo PLC (United Kingdom)	11,931	544,246
Kirin Holdings Co. Ltd. (Japan)	12,400	201,442
		2,098,210
Biotechnology & Pharmaceuticals – 0.9%
Astellas Pharma, Inc. (Japan)	9,000	135,581
AstraZeneca PLC (United Kingdom)	6,959	1,024,107
Chugai Pharmaceutical Co. Ltd. (Japan)	7,700	198,704
Daiichi Sankyo Co. Ltd. (Japan)	3,800	130,395
GSK PLC	20,986	378,444

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Biotechnology & Pharmaceuticals (Continued)
Ono Pharmaceutical Co. Ltd. (Japan)	3,300	$ 66,446
Takeda Pharmaceutical Co. Ltd. (Japan)	8,200	271,905
		2,205,582
Cable & Satellite – 0.3%
Comcast Corp., Class A	18,673	772,502
Chemicals – 0.2%
Nitto Denko Corp. (Japan)	2,000	129,297
Shin-Etsu Chemical Co. Ltd. (Japan)	10,000	285,358
Toray Industries, Inc. (Japan)	11,800	66,874
		481,529
Commercial Support Services – 2.8%
Compass Group PLC (United Kingdom)	8,327	219,674
H&R Block, Inc.	95,988	3,254,953
Recruit Holdings Co. Ltd. (Japan)	9,000	252,483
Rentokil Initial PLC (United Kingdom)	14,583	116,099
Secom Co. Ltd. (Japan)	42,194	2,701,850
		6,545,059
Diversified Industrials – 0.1%
Hitachi Ltd. (Japan)	3,000	165,944
E-Commerce Discretionary – 3.4%
Alibaba Group Holding Ltd. (China)*	231,600	2,448,852
eBay, Inc.	73,015	3,390,087
JD.com, Inc., Class A (China)	73,350	1,309,139
Pinduoduo, Inc. ADR (China)*	9,605	654,581
		7,802,659
Electric Utilities – 1.3%
Chubu Electric Power Co., Inc. (Japan)	6,500	72,491
National Grid PLC (United Kingdom)	198,266	2,842,723
SSE PLC (United Kingdom)	4,472	103,183
		3,018,397
Electrical Equipment – 0.3%
Daikin Industries Ltd. (Japan)	1,100	199,794
	Number of Shares	Value
Electrical Equipment (Continued)
Mitsubishi Electric Corp. (Japan)	22,300	$ 276,495
Toshiba Corp. (Japan)	4,088	131,715
		608,004
Engineering & Construction – 1.7%
Ferrovial S.A. (Spain)	82,866	2,598,132
Vinci S.A. (France)	10,604	1,311,621
		3,909,753
Entertainment Content – 0.8%
Activision Blizzard, Inc.	1,828	142,054
Electronic Arts, Inc.	1,567	199,448
NetEase, Inc. (China)	36,900	656,908
Nexon Co. Ltd. (Japan)	3,200	72,289
Square Enix Holdings Co. Ltd. (Japan)	1,400	68,893
Walt Disney (The) Co.*	7,140	731,850
		1,871,442
Food – 0.1%
Associated British Foods PLC (United Kingdom)	4,433	109,223
MEIJI Holdings Co. Ltd. (Japan)	6,600	159,256
Yamazaki Baking Co. Ltd. (Japan)	5,586	74,848
		343,327
Gas & Water Utilities – 1.0%
Osaka Gas Co. Ltd. (Japan)	3,700	61,202
Severn Trent PLC (United Kingdom)	2,212	81,476
United Utilities Group PLC (United Kingdom)(c)	152,124	2,066,525
		2,209,203
Health Care Facilities & Services – 5.0%
Alfresa Holdings Corp. (Japan)	5,400	78,189
CVS Health Corp.	53,557	3,926,263
DaVita, Inc.*	14,984	1,353,954
Fresenius Medical Care A.G. & Co. KGaA (Germany)	88,273	4,283,356
Pediatrix Medical Group, Inc.*	143,690	2,059,078
		11,700,840
Home Construction – 0.1%
Berkeley Group Holdings (The) PLC (United Kingdom)	1,971	110,302
Sekisui House Ltd. (Japan)	2,961	60,874
		171,176

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Household Products – 0.6%
Haleon PLC	31,017	$ 136,373
Kao Corp. (Japan)	5,800	234,369
Reckitt Benckiser Group PLC (United Kingdom)	4,184	338,108
Unilever PLC (United Kingdom)	11,710	652,038
		1,360,888
Industrial Support Services – 0.0%(d)
Ashtead Group PLC (United Kingdom)	1,409	81,237
Institutional Financial Services – 0.4%
Credit Suisse Group A.G. (Switzerland)(a)(c)	11,761	10,583
Daiwa Securities Group, Inc. (Japan)	14,300	66,419
Deutsche Boerse A.G. (Germany)	1,053	200,816
Japan Exchange Group, Inc. (Japan)	4,600	74,694
London Stock Exchange Group PLC (United Kingdom)	4,398	461,761
		814,273
Insurance – 1.5%
Allianz S.E. (Germany)(a)	2,215	556,202
Assicurazioni Generali S.p.A. (Italy)	3,888	80,980
Aviva PLC (United Kingdom)	32,660	173,893
AXA S.A. (France)	10,786	352,057
Dai-ichi Life Holdings, Inc. (Japan)	5,700	106,024
Hannover Rueck S.E. (Germany)	373	79,695
Legal & General Group PLC (United Kingdom)	67,210	198,305
MS&AD Insurance Group Holdings, Inc. (Japan)	4,100	134,571
Muenchener Rueckversicherungs-Gesellschaft A.G. (Germany)(a)	590	221,738
NN Group N.V. (Netherlands)	2,196	81,889
Prudential PLC (Hong Kong)	28,779	440,349
Sampo OYJ, Class A (Finland)	1,457	73,892
Sompo Holdings, Inc. (Japan)	1,600	66,767
Swiss Life Holding A.G. (Switzerland)(a)	188	124,091
Swiss Re A.G.	1,462	147,229
	Number of Shares	Value
Insurance (Continued)
Tokio Marine Holdings, Inc. (Japan)	6,700	$ 134,717
Tryg A/S (Denmark)	2,537	59,957
Zurich Insurance Group A.G. (Switzerland)	752	364,684
		3,397,040
Internet Media & Services – 6.1%
Alphabet, Inc., Class A*	32,071	3,442,501
Alphabet, Inc., Class C*	18,053	1,953,696
Baidu, Inc., Class A (China)*	82,950	1,248,556
Meituan, Class B (China)(b)*	73,970	1,264,181
Meta Platforms, Inc., Class A*	6,802	1,634,657
Netflix, Inc.*	734	242,169
Tencent Holdings Ltd. (China)	57,500	2,553,927
Tencent Music Entertainment Group ADR (China)*	79,755	590,984
Trip.com Group Ltd. (China)*	35,500	1,262,200
		14,192,871
Leisure Facilities & Services – 1.4%
Entain PLC (United Kingdom)	4,579	83,435
InterContinental Hotels Group PLC (United Kingdom)	1,596	109,736
International Game Technology PLC	112,769	3,173,319
		3,366,490
Leisure Products – 0.1%
Shimano, Inc. (Japan)	800	123,722
Machinery – 0.4%
FANUC Corp. (Japan)	7,000	236,398
Keyence Corp. (Japan)	500	225,478
Komatsu Ltd. (Japan)	5,300	131,810
Nabtesco Corp. (Japan)	3,038	73,227
SMC Corp. (Japan)	400	199,498
Smiths Group PLC (United Kingdom)	3,904	82,549
Sumitomo Heavy Industries Ltd. (Japan)	2,800	67,654
		1,016,614
Medical Equipment & Devices – 2.7%
DENTSPLY SIRONA, Inc.	30,725	1,288,299
FUJIFILM Holdings Corp. (Japan)	2,600	135,512

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Medical Equipment & Devices (Continued)
Hoya Corp. (Japan)	1,300	$ 136,312
Medtronic PLC	28,295	2,573,430
Olympus Corp. (Japan)	6,700	117,293
Smith & Nephew PLC (United Kingdom)	127,253	2,095,827
		6,346,673
Metals & Mining – 0.5%
Anglo American PLC (South Africa)	6,246	192,465
Cameco Corp. (Canada)	2,987	82,124
Glencore PLC (Australia)	54,492	321,646
Rio Tinto PLC (Australia)	6,465	410,996
Sumitomo Metal Mining Co. Ltd. (Japan)	2,000	73,818
		1,081,049
Oil & Gas Producers – 3.8%
BP PLC (United Kingdom)	226,311	1,518,319
Canadian Natural Resources Ltd. (Canada)	6,686	407,422
Cenovus Energy, Inc. (Canada)	6,563	110,154
Chevron Corp.	1,294	218,143
China Petroleum & Chemical Corp., Class H (China)	302,250	198,099
Ecopetrol S.A. ADR (Colombia)(c)	3,505	34,069
ENEOS Holdings, Inc. (Japan)	17,600	62,612
Eni S.p.A. (Italy)	20,193	305,064
Equinor ASA (Norway)	7,725	222,411
Exxon Mobil Corp.	4,343	513,951
Galp Energia SGPS S.A. (Portugal)	5,533	66,859
Gazprom PJSC (Russia)(e)	100,532	—
Imperial Oil Ltd. (Canada)	1,136	57,905
Inpex Corp. (Japan)	18,200	199,164
LUKOIL PJSC (Russia)(e)	3,271	—
Neste OYJ (Finland)	4,516	218,865
OMV A.G. (Austria)	1,528	72,309
Petroleo Brasileiro S.A. ADR (Brazil)	33,796	358,914
Repsol S.A. (Spain)	8,920	131,032
Rosneft Oil Co. PJSC (Russia)(e)	48,304	—
Santos Ltd. (Australia)	15,299	72,473
Shell PLC (Netherlands)	83,241	2,557,844
Suncor Energy, Inc. (Canada)	8,511	266,477
	Number of Shares	Value
Oil & Gas Producers (Continued)
TotalEnergies S.E. (France)	17,121	$1,094,031
Woodside Energy Group Ltd. (Australia)	6,445	146,239
		8,832,356
Publishing & Broadcasting – 0.0%(d)
Informa PLC (United Kingdom)	8,357	75,974
Real Estate Owners & Developers – 0.1%
Mitsubishi Estate Co. Ltd. (Japan)	16,700	205,816
Mitsui Fudosan Co. Ltd. (Japan)	3,500	69,517
Sumitomo Realty & Development Co. Ltd. (Japan)	2,900	67,713
		343,046
Retail - Consumer Staples – 0.4%
Alibaba Health Information Technology Ltd. (China)(c)*	840,000	605,480
Seven & i Holdings Co. Ltd. (Japan)	3,000	135,952
Tesco PLC (United Kingdom)	54,921	194,171
		935,603
Retail - Discretionary – 0.1%
Fast Retailing Co. Ltd. (Japan)	700	165,761
Kingfisher PLC (United Kingdom)	23,055	74,724
		240,485
Semiconductors – 0.1%
Tokyo Electron Ltd. (Japan)	1,700	194,659
Specialty Finance – 0.0%(d)
ORIX Corp. (Japan)	5,900	100,374
Steel – 0.1%
Mitsui & Co. Ltd. (Japan)	7,800	243,506
Technology Hardware – 0.8%
Casio Computer Co. Ltd. (Japan)	6,300	59,943
Kyocera Corp. (Japan)	2,300	120,721
Murata Manufacturing Co. Ltd. (Japan)	4,600	260,987
Nidec Corp. (Japan)	2,400	118,757
Nintendo Co. Ltd. (Japan)	8,100	342,447
Panasonic Holdings Corp. (Japan)	18,200	171,422

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
	Number of Shares	Value
Technology Hardware (Continued)
Sony Group Corp. (Japan)	5,400	$ 488,558
TDK Corp. (Japan)	5,900	202,836
		1,765,671
Technology Services – 3.6%
Cognizant Technology Solutions Corp., Class A	66,085	3,945,936
Experian PLC	4,723	167,217
Fiserv, Inc.*	10,636	1,298,868
RELX PLC (United Kingdom)	8,967	298,769
Visa, Inc., Class A(c)	11,288	2,627,056
		8,337,846
Telecommunications – 1.9%
BT Group PLC (United Kingdom)	44,846	89,571
KDDI Corp. (Japan)	9,900	309,059
Nippon Telegraph & Telephone Corp. (Japan)	5,400	164,775
SES S.A. (France)	371,778	2,306,003
Softbank Corp. (Japan)	5,900	66,427
SoftBank Group Corp. (Japan)	7,600	285,018
T-Mobile U.S., Inc.*	2,204	317,156
Verizon Communications, Inc.	17,475	678,554
Vodafone Group PLC (United Kingdom)	155,548	186,833
		4,403,396
Tobacco & Cannabis – 0.2%
British American Tobacco PLC (United Kingdom)	12,330	455,541
Japan Tobacco, Inc. (Japan)	3,600	77,461
		533,002
Transportation & Logistics – 1.0%
East Japan Railway Co. (Japan)	4,600	263,220
Norfolk Southern Corp.	9,740	1,977,512
Poste Italiane S.p.A. (Italy)(b)	7,077	73,650
		2,314,382
Transportation Equipment – 0.9%
Knorr-Bremse A.G. (Germany)	28,706	2,012,052
Wholesale - Consumer Staples – 0.2%
ITOCHU Corp. (Japan)	9,100	301,891
Mitsubishi Corp. (Japan)	6,500	240,993
		542,884
		Number of Shares	Value
Wholesale - Discretionary – 0.0%(d)
Bunzl PLC (United Kingdom)		2,646	$ 105,329
Total Common Stocks (Cost $114,100,436)			120,773,385

Investment Companies – 39.2%
Franklin FTSE Brazil ETF(c)		267,926	4,661,618
Invesco KBW Bank ETF(c)		233,084	9,724,264
iShares Core DAX UCITS ETF DE (Germany)*	EUR	56,046	8,274,215
iShares MSCI South Korea ETF(c)		107,647	6,530,944
Schwab Fundamental Emerging Markets Large Company Index ETF		483,255	12,753,099
Vanguard Consumer Staples ETF		33,750	6,767,550
Vanguard Health Care ETF(c)		21,873	5,375,071
Vanguard Total Stock Market ETF(c)		180,530	37,243,339
Total Investment Companies (Cost $92,115,363)			91,330,100

Short-Term Investments – 8.5%
Money Market Funds – 8.5%
Northern Institutional Funds - Liquid Assets Portfolio, 4.85%(f)(g)	6,780,470	6,780,470
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(f)	13,069,952	13,069,952
Total Short-Term Investments (Cost $19,850,422)		19,850,422
Total Investments – 99.6% (Cost $226,066,221)		231,953,907
Other Assets less Liabilities – 0.4%(h)		1,000,710
NET ASSETS – 100.0%		$232,954,617

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
Percentages shown are based on Net Assets.

All securities are United States companies, unless noted otherwise in parentheses.
(a)	Security sold outside United States without registration under the Securities Act of 1933.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Security either partially or fully on loan (See Note 7).
(d)	Amount rounds to less than 0.05%.
(e)	Investment is valued using significant unobservable inputs (Level 3) (See Note 4 regarding investments in Russian securities).
(f)	7-day current yield as of April 30, 2023 is disclosed.
(g)	Security purchased with the cash proceeds from securities loaned (See Note 7).
(h)	Includes appreciation/(depreciation) on forward foreign currency exchange contracts
*	Non-Income Producing Security

Abbreviations:
ADR	American Depositary Receipt
CVA	Credit Valuation Adjustment
DAX	Deutscher Aktienindex
ETF	Exchange-Traded Fund
EUR	Euro
FTSE	Financial Times Stock Exchange
MSCI	Morgan Stanley Capital International
PJSC	Public Joint Stock Company
PLC	Public Limited Company
UCITS	Undertakings for Collective Investment in Transferable Securities
Concentration by Currency (%)(a)
U.S. Dollar	57.0
Euro	11.8
British Pound	9.5
Japanese Yen	6.9
All other currencies less than 5%	14.8
Total	100.0
(a) Percentages shown are based on Net Assets.

Country Diversification (%)(a)
United States	56.2
United Kingdom	7.5
Japan	6.9
Germany	6.7
China	5.5
All other countries less than 5%(b)	17.2
Total	100.0

(a) Percentages shown are based on Net Assets.
(b) Includes Other.

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

5/31/23	U.S. Dollars	71,783	Norwegian Kroner	748,695	State Street	$ 1,412
Total Unrealized Appreciation						$ 1,412

5/31/23	U.S. Dollars	59,562	Danish Kroner	403,525	State Street	$ (219)
5/31/23	U.S. Dollars	592,229	Swedish Kronor	6,079,202	State Street	(1,599)
5/31/23	U.S. Dollars	1,151,560	Swiss Francs	1,027,804	State Street	(2,759)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Global Opportunistic Equity Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
5/31/23	U.S. Dollars	3,571,319	Euro	3,248,783	State Street	$ (15,493)
5/31/23	U.S. Dollars	2,118,296	British Pounds	1,701,510	State Street	(21,652)
Total Unrealized Depreciation						$ (41,722)
Net Unrealized Depreciation						$(40,310)
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar Global Opportunistic Equity Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Common Stocks	$ 49,501,675	$71,271,710	$—*	$120,773,385
Investment Companies	91,330,100	—	—	91,330,100
Short-Term Investments	19,850,422	—	—	19,850,422
Total Investments	$160,682,197	$71,271,710	$ —	$231,953,907

*Includes securities determined to have no value as of April 30, 2023.

Morningstar Global Opportunistic Equity Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$ 1,412	$—	$ 1,412
Total Assets - Derivative Financial Instruments	$—	$ 1,412	$—	$ 1,412
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(41,722)	$—	$(41,722)
Total Liabilities - Derivative Financial Instruments	$—	$(41,722)	$—	$(41,722)
Net Derivative Financial Instruments	$—	$(40,310)	$—	$(40,310)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments
Morningstar Alternatives Fund
	Par (a)	Value
Long Positions – 101.9%
Asset-Backed Securities – 0.9%
Automobile – 0.4%
ACC Auto Trust, Series 2021-A, Class A, 1.08%, 4/15/27(b)	$ 61,645	$ 61,302
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 3/10/28	55,064	51,132
Drive Auto Receivables Trust, Series 2021-3, Class C, 1.47%, 1/15/27	600,000	572,739
JPMorgan Chase Bank NA - CACLN,
Series 2021-2, Class B, 0.89%, 12/26/28(b)	123,251	118,738
Series 2021-3, Class B, 0.76%, 2/26/29(b)	303,725	287,826

Santander Bank NA - SBCLN, Series 2021-1A, Class B, 1.83%, 12/15/31(b)	103,215	99,051
		1,190,788
Other – 0.5%
Affirm Asset Securitization Trust, Series 2023-A, Class 1A, 6.61%, 1/18/28(b)	474,000	473,873
Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.21%, 7/15/30(b)	270,000	262,999
Conn's Receivables Funding LLC, Series 2022-A, Class A, 5.87%, 12/15/26(b)	122,013	121,931
Upstart Securitization Trust,
Series 2021-2, Class A, 0.91%, 6/20/31(b)	52,131	51,772
Series 2021-3, Class A, 0.83%, 7/20/31(b)	128,872	126,982
Series 2021-4, Class A, 0.84%, 9/20/31(b)	171,823	167,789
Series 2021-5, Class A, 1.31%, 11/20/31(b)	200,316	195,096
		1,400,442
Total Asset-Backed Securities (Cost $2,633,551)		2,591,230

	Number of Shares	Value
Common Stocks – 22.7%
Aerospace & Defense – 1.0%
Aerojet Rocketdyne Holdings, Inc.(c)*	46,570	$2,627,013
General Dynamics Corp.	241	52,620
Huntington Ingalls Industries, Inc.	265	53,440
Lockheed Martin Corp.	113	52,483
		2,785,556
Asset Management – 0.6%
Focus Financial Partners, Inc. Class A(c)*	29,851	1,550,461
Banking – 0.9%
Credicorp Ltd. (Peru)	339	45,928
First Horizon Corp.(d)	140,686	2,469,039
First Interstate BancSystem, Inc., Class A	1,094	27,995
Prosperity Bancshares, Inc.	522	32,688
United Bankshares, Inc.	109	3,611
		2,579,261
Beverages – 0.0%(e)
Keurig Dr. Pepper, Inc.	1,560	51,012
Biotechnology & Pharmaceuticals – 3.2%
AbbVie, Inc.	345	52,136
Amgen, Inc.	223	53,462
BELLUS Health, Inc. (Canada)*	63,633	922,042
Bristol-Myers Squibb Co.	801	53,483
Gilead Sciences, Inc.	672	55,245
Heska Corp.(c)*	11,598	1,358,822
Horizon Therapeutics PLC(d)*	27,935	3,105,254
Johnson & Johnson	348	56,968
Merck & Co., Inc.	507	58,543
Pfizer, Inc.	1,349	52,463
Prometheus Biosciences, Inc.*	5,842	1,133,056
Royalty Pharma PLC, Class A	325	11,424
Seagen, Inc.(c)*	6,961	1,392,200
Swedish Orphan Biovitrum AB (Sweden)*	18,689	454,806
		8,759,904
Cable & Satellite – 0.1%
Telenet Group Holding N.V. (Belgium)	10,704	248,298
Chemicals – 1.9%
Air Products and Chemicals, Inc.	53	15,601

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Chemicals (Continued)
Diversey Holdings Ltd.(c)*	164,977	$1,341,263
Rogers Corp.(c)*	5,085	818,431
Univar Solutions, Inc.(c)*	83,661	2,969,965
		5,145,260
Commercial Support Services – 0.3%
Caverion OYJ (Finland)	76,746	727,271
Construction Materials – 0.0%(e)
MDU Resources Group, Inc.	631	18,438
Containers & Packaging – 0.0%(e)
Amcor PLC	3,929	43,101
Sonoco Products Co.	41	2,486
		45,587
Electric Utilities – 1.3%
Alliant Energy Corp.	93	5,128
American Electric Power Co., Inc.	373	34,473
Avangrid, Inc.	507	20,412
Brookfield Renewable Corp., Class A	1,630	54,458
CMS Energy Corp.	262	16,312
Consolidated Edison, Inc.	575	56,620
Dominion Energy, Inc.	204	11,657
DTE Energy Co.	94	10,566
Duke Energy Corp.	573	56,658
Electricite de France S.A. (France)	36,073	474,005
Evergy, Inc.	839	52,110
FirstEnergy Corp.	707	28,139
NorthWestern Corp.	943	55,279
OGE Energy Corp.	283	10,624
Pinnacle West Capital Corp.	63	4,943
PNM Resources, Inc.	55,494	2,670,926
WEC Energy Group, Inc.	561	53,951
		3,616,261
Electrical Equipment – 0.8%
National Instruments Corp.	39,441	2,296,649
Entertainment Content – 2.5%
Activision Blizzard, Inc.	51,559	4,006,650
Rovio Entertainment Oyj (Finland)(b)	29,602	303,841
TEGNA, Inc.	143,656	2,456,517
		6,767,008
Food – 0.1%
Campbell Soup Co.	1,004	54,517
Conagra Brands, Inc.	1,468	55,725
	Number of Shares	Value
Food (Continued)
Flowers Foods, Inc.	2,025	$ 55,708
Hormel Foods Corp.	1,349	54,554
Ingredion, Inc.	195	20,703
JM Smucker (The) Co.	354	54,661
Kellogg Co.	820	57,211
Kraft Heinz (The) Co.	1,429	56,117
		409,196
Gas & Water Utilities – 0.0%(e)
Atmos Energy Corp.	61	6,962
Brookfield Infrastructure Corp., Class A (Canada)	907	38,638
New Jersey Resources Corp.	337	17,403
ONE Gas, Inc.	147	11,312
Spire, Inc.	126	8,534
		82,849
Health Care Facilities & Services – 0.3%
CVS Health Corp.	724	53,077
Mediclinic International PLC (Switzerland)	92,727	581,275
Premier, Inc., Class A	1,700	56,661
Quest Diagnostics, Inc.	309	42,892
		733,905
Household Products – 0.0%(e)
Kimberly-Clark Corp.	410	59,405
Industrial Support Services – 0.5%
MSC Industrial Direct Co., Inc., Class A	399	36,201
Ritchie Bros Auctioneers, Inc. (Canada)	2,534	144,920
Triton International Ltd.	15,112	1,249,309
		1,430,430
Insurance – 0.4%
Aflac, Inc.	863	60,281
Argo Group International Holdings Ltd.	23,655	695,693
Axis Capital Holdings Ltd.	97	5,484
Hartford Financial Services Group (The), Inc.	322	22,859
Old Republic International Corp.	2,244	56,706
Reinsurance Group of America, Inc.	80	11,386
TOWER Ltd. (New Zealand)	173,173	68,538
Travelers (The) Cos., Inc.	327	59,233
Unum Group	242	10,212
		990,392

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Leisure Facilities & Services – 0.0%(e)
Darden Restaurants, Inc.	360	$ 54,695
Texas Roadhouse, Inc.	214	23,673
		78,368
Machinery – 0.2%
Evoqua Water Technologies Corp.*	9,494	469,478
Medical Equipment & Devices – 0.1%
Globus Medical, Inc., Class A(c)*	4,993	290,293
Metals & Mining – 0.0%(e)
Southern Copper Corp. (Mexico)	432	33,191
Oil & Gas Producers – 0.9%
Chevron Corp.	194	32,705
Exxon Mobil Corp.	12	1,420
Ranger Oil Corp	11,931	491,557
TravelCenters of America, Inc.*	21,449	1,847,402
Williams (The) Cos., Inc.	1,492	45,148
		2,418,232
Real Estate Investment Trusts – 0.7%
Indus Realty Trust, Inc.	10,638	708,172
Life Storage, Inc.(c)	8,858	1,190,338
National Retail Properties, Inc.	1,258	54,723
Physicians Realty Trust	305	4,398
		1,957,631
Real Estate Owners & Developers – 0.4%
Radius Global Infrastructure, Inc. Class A(c)*	79,760	1,171,674
Retail - Consumer Staples – 0.3%
Albertsons Cos., Inc., Class A	33,950	709,555
Kroger (The) Co.	4	195
		709,750
Retail - Discretionary – 0.0%(e)
Genuine Parts Co.	335	56,384
Semiconductors – 0.4%
Magnachip Semiconductor Corp. (South Korea)*	21,619	191,977
Silicon Motion Technology Corp. ADR (Taiwan)	12,746	811,155
		1,003,132
	Number of Shares	Value
Software – 4.8%
Black Knight, Inc.*	3,064	$ 167,417
Cvent Holding Corp.*	129,988	1,093,199
ForgeRock, Inc., Class A*	50,160	1,004,705
Momentive Global, Inc.(c)*	287,807	2,702,508
Qualtrics International, Inc., Class A*	161,278	2,891,714
Software A.G. (Germany)	11,655	398,177
Sumo Logic, Inc.*	174,908	2,098,896
VMware, Inc., Class A(c)*	22,263	2,783,543
		13,140,159
Steel – 0.1%
Kloeckner & Co. S.E. (Germany)	21,703	240,902
Technology Hardware – 0.2%
Cisco Systems, Inc.	1,065	50,321
Juniper Networks, Inc.	1,616	48,723
Maxar Technologies, Inc.(d)	6,875	362,450
		461,494
Technology Services – 0.4%
EMIS Group PLC (United Kingdom)	14,442	296,208
International Business Machines Corp.	419	52,966
Majorel Group Luxembourg S.A. (Netherlands)	12,538	406,870
Moneylion, Inc.*	838	7,791
Ordina N.V. (Netherlands)	49,989	308,930
		1,072,765
Tobacco & Cannabis – 0.0%(e)
Philip Morris International, Inc.	362	36,189
Transportation & Logistics – 0.0%(e)
C.H. Robinson Worldwide, Inc.	101	10,188
United Parcel Service, Inc., Class B	111	19,959
		30,147
Wholesale - Discretionary – 0.3%
Uni-Select, Inc. (Canada)*	24,601	845,061
Total Common Stocks (Cost $64,473,967)		62,311,993

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Convertible Bonds – 22.2%
Advertising & Marketing – 0.5%
Magnite, Inc., 0.25%, 3/15/26(c)	$1,507,000	$1,225,944
Aerospace & Defense – 0.2%
Kaman Corp., 3.25%, 5/01/24(c)	705,000	663,405
Asset Management – 0.8%
RWT Holdings, Inc., 5.75%, 10/01/25(c)	1,073,000	928,286
WisdomTree, Inc.,
3.25%, 6/15/26	177,000	168,681
5.75%, 8/15/28(b)	1,056,000	1,051,248
		2,148,215
Biotechnology & Pharmaceuticals – 1.3%
Coherus Biosciences, Inc., 1.50%, 4/15/26(c)	613,000	445,651
Collegium Pharmaceutical, Inc., 2.88%, 2/15/29(b)(c)	431,000	381,027
Halozyme Therapeutics, Inc., 0.25%, 3/01/27(c)	917,000	751,041
Insmed, Inc., 0.75%, 6/01/28(c)	1,031,000	850,637
Jazz Investments I Ltd., 1.50%, 8/15/24(c)	768,000	733,690
Mirum Pharmaceuticals, Inc., 4.00%, 5/01/29(b)	326,000	371,477
		3,533,523
Cable & Satellite – 0.6%
Cable One, Inc., 1.13%, 3/15/28(c)	1,343,000	1,029,409
Liberty Media Corp., 3.75%, 3/15/28(b)(c)	644,000	650,440
		1,679,849
Consumer Services – 0.4%
Chegg, Inc., 0.13%, 3/15/25(c)	1,275,000	1,134,113
E-Commerce Discretionary – 0.2%
PDD Holdings, Inc., 0.00%, 12/01/25(f)	428,000	405,102
Electric Utilities – 0.5%
Duke Energy Corp., 4.13%, 4/15/26(b)(c)	651,000	664,020
NRG Energy, Inc., 2.75%, 6/01/48(c)	611,000	627,802
		1,291,822
	Par (a)	Value
Electrical Equipment – 0.2%
Mesa Laboratories, Inc., 1.38%, 8/15/25(c)	$ 622,000	$ 566,336
Health Care Facilities & Services – 0.1%
UpHealth, Inc.,
(SOFR + 9.00%), 13.81%, 12/15/25(b)(g)	182,000	144,690
6.25%, 6/15/26(b)	66,000	19,099
		163,789
Household Products – 0.4%
Beauty Health (The) Co., 1.25%, 10/01/26(b)(c)	1,394,000	1,139,595
Internet Media & Services – 1.9%
Airbnb, Inc., 0.00%, 3/15/26(f)	397,000	346,184
JOYY, Inc., 0.75%, 6/15/25	577,000	571,599
Liberty TripAdvisor Holdings, Inc., 0.50%, 6/30/51(b)(c)	1,848,000	1,432,200
Snap, Inc., 0.00%, 5/01/27(c)(f)	1,291,000	935,975
Upwork, Inc., 0.25%, 8/15/26(c)	1,498,000	1,180,424
Ziff Davis, Inc., 1.75%, 11/01/26(b)(c)	918,000	874,854
		5,341,236
Leisure Facilities & Services – 1.3%
Cheesecake Factory (The), Inc., 0.38%, 6/15/26(c)	1,333,000	1,109,722
Live Nation Entertainment, Inc., 3.13%, 1/15/29(b)(c)	1,052,000	1,016,758
Marcus (The) Corp., 5.00%, 9/15/25(b)(c)	375,000	638,625
Marriott Vacations Worldwide Corp., 3.25%, 12/15/27(b)(c)	408,000	399,024
Royal Caribbean Cruises Ltd., 6.00%, 8/15/25(b)(c)	275,000	419,513
		3,583,642
Leisure Products – 0.2%
Winnebago Industries, Inc., 1.50%, 4/01/25(c)	426,000	471,369
Medical Equipment & Devices – 1.0%
CONMED Corp., 2.25%, 6/15/27(b)(c)	572,000	618,618

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Medical Equipment & Devices (Continued)
Haemonetics Corp., 0.00%, 3/01/26(c)(f)	$1,609,000	$1,370,704
Integer Holdings Corp., 2.13%, 2/15/28(b)(c)	631,000	716,185
		2,705,507
Oil, Gas Services & Equipment – 0.2%
Helix Energy Solutions Group, Inc., 6.75%, 2/15/26(c)	488,000	641,447
Real Estate Investment Trusts – 0.8%
Pebblebrook Hotel Trust, 1.75%, 12/15/26(c)	1,426,000	1,226,021
Summit Hotel Properties, Inc., 1.50%, 2/15/26(c)	1,234,000	1,031,001
		2,257,022
Renewable Energy – 0.9%
Array Technologies, Inc., 1.00%, 12/01/28	1,041,000	1,091,488
Sunnova Energy International, Inc.,
0.25%, 12/01/26	1,027,000	793,357
2.63%, 2/15/28(b)	860,000	692,371
		2,577,216
Retail - Discretionary – 0.3%
Patrick Industries, Inc., 1.75%, 12/01/28(c)	841,000	759,844
Semiconductors – 0.5%
MACOM Technology Solutions Holdings, Inc., 0.25%, 3/15/26(c)	831,000	797,741
Semtech Corp., 1.63%, 11/01/27(b)(c)	692,000	577,820
		1,375,561
Software – 3.2%
Bentley Systems, Inc., 0.38%, 7/01/27(c)	1,321,000	1,112,282
Ceridian HCM Holding, Inc., 0.25%, 3/15/26(c)	937,000	818,502
Envestnet, Inc.,
0.75%, 8/15/25(c)	577,000	535,168
2.63%, 12/01/27(b)	676,000	737,516

Five9, Inc., 0.50%, 6/01/25(c)	438,000	402,971
i3 Verticals LLC, 1.00%, 2/15/25(c)	673,000	617,898
Jamf Holding Corp., 0.13%, 9/01/26(c)	709,000	587,407
Kaleyra, Inc., 6.13%, 6/01/26(b)	148,000	116,139
	Par (a)	Value
Software (Continued)

Mitek Systems, Inc., 0.75%, 2/01/26(c)	$ 825,000	$ 670,993
NextGen Healthcare, Inc., 3.75%, 11/15/27(b)(c)	449,000	435,306
Progress Software Corp., 1.00%, 4/15/26(c)	524,000	556,576
RingCentral, Inc., 0.00%, 3/01/25(f)	1,498,000	1,333,220
Verint Systems, Inc., 0.25%, 4/15/26(c)	1,102,000	974,581
		8,898,559
Specialty Finance – 4.3%
Arbor Realty Trust, Inc., 7.50%, 8/01/25(b)	1,081,000	1,011,275
EZCORP, Inc., 3.75%, 12/15/29(b)(c)	408,000	403,488
LendingTree, Inc., 0.50%, 7/15/25	1,786,000	1,333,249
MFA Financial, Inc., 6.25%, 6/15/24(c)	2,332,000	2,215,943
PennyMac Corp.,
5.50%, 11/01/24(c)	2,100,000	1,912,050
5.50%, 3/15/26	923,000	809,132

Redwood Trust, Inc., 5.63%, 7/15/24	1,250,000	1,162,412
SoFi Technologies, Inc., 0.00%, 10/15/26(b)(c)(f)	1,950,000	1,391,325
Two Harbors Investment Corp., 6.25%, 1/15/26(c)	1,818,000	1,548,118
		11,786,992
Technology Hardware – 0.5%
Infinera Corp., 2.13%, 9/01/24(c)	839,000	819,283
Lumentum Holdings, Inc., 0.50%, 12/15/26(c)	545,000	461,343
		1,280,626
Technology Services – 0.4%
Perficient, Inc., 0.13%, 11/15/26	1,466,000	1,153,832
Telecommunications – 0.2%
GDS Holdings Ltd., 2.00%, 6/01/25	577,000	566,614
Transportation & Logistics – 1.0%
Air Transport Services Group, Inc., 1.13%, 10/15/24(c)	602,000	573,525
CryoPort, Inc., 0.75%, 12/01/26(b)(c)	1,341,000	1,053,527

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Transportation & Logistics (Continued)
JetBlue Airways Corp., 0.50%, 4/01/26(c)	$ 837,000	$ 652,107
Spirit Airlines, Inc., 1.00%, 5/15/26(c)	535,000	433,885
		2,713,044
Transportation Equipment – 0.3%
Greenbrier (The) Cos., Inc., 2.88%, 4/15/28(c)	1,145,000	929,740
Total Convertible Bonds (Cost $65,053,422)		60,993,944

	Number of Shares
Convertible Preferred Stocks – 1.2%
Banking – 0.3%
New York Community Capital Trust V, 6.00%	15,668	664,480
Chemicals – 0.2%
Lyondellbasell Advanced Polymers, Inc., 6.00%	669	565,305
Engineering & Construction – 0.2%
Fluor Corp., 6.50%	464	522,000
Specialty Finance – 0.3%
Ready Capital Corp., 7.00%	35,062	873,745
Technology Hardware – 0.2%
NCR Corp., (100% Cash), 5.50%(h)	556	583,633
Total Convertible Preferred Stocks (Cost $3,474,957)		3,209,163

	Par (a)
Corporate Bonds – 16.4%
Advertising & Marketing – 0.0%(e)
Interpublic (The) Group of Cos., Inc, 2.40%, 3/01/31	$ 5,000	$ 4,178
Aerospace & Defense – 0.4%
Boeing (The) Co.,
2.20%, 2/04/26	60,000	55,775
5.15%, 5/01/30	105,000	105,808
General Dynamics Corp.,
3.50%, 4/01/27	130,000	126,302
3.75%, 5/15/28	70,000	68,668
Howmet Aerospace, Inc.,
5.90%, 2/01/27	125,000	127,947
5.95%, 2/01/37	25,000	25,439
	Par (a)	Value
Aerospace & Defense (Continued)
Lockheed Martin Corp.,
5.10%, 11/15/27	$ 40,000	$ 41,616
3.90%, 6/15/32	105,000	101,973
5.25%, 1/15/33	170,000	181,654
TransDigm, Inc.,
5.50%, 11/15/27	45,000	43,186
6.75%, 8/15/28(b)	114,000	115,772
		994,140
Asset Management – 0.2%
Ameriprise Financial, Inc.,
3.00%, 4/02/25	100,000	96,377
5.15%, 5/15/33	85,000	85,655
Ares Capital Corp.,
2.15%, 7/15/26	48,000	41,914
2.88%, 6/15/27	60,000	52,394
2.88%, 6/15/28	40,000	33,610

Barings BDC, Inc., 3.30%, 11/23/26	35,000	31,114
Charles Schwab (The) Corp., 1.15%, 5/13/26	50,000	44,267
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29(b)	14,000	12,601
FS KKR Capital Corp.,
2.63%, 1/15/27	105,000	89,722
3.25%, 7/15/27	10,000	8,631

Golub Capital BDC, Inc., 2.50%, 8/24/26	10,000	8,647
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.25%, 5/15/26	49,000	48,214
5.25%, 5/15/27	52,000	49,003
4.38%, 2/01/29	60,000	52,693

NFP Corp., 6.88%, 8/15/28(b)	12,000	10,468
		665,310
Automotive – 0.5%
American Honda Finance Corp.,
2.15%, 9/10/24	40,000	38,647
1.20%, 7/08/25	75,000	69,762
Ford Motor Co.,
9.63%, 4/22/30	50,000	58,143
5.29%, 12/08/46	25,000	20,219
Ford Motor Credit Co. LLC,
3.38%, 11/13/25	200,000	185,732
7.35%, 11/04/27	60,000	61,698
7.35%, 3/06/30	60,000	61,630

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Automotive (Continued)
General Motors Financial Co., Inc.,
4.35%, 4/09/25	$ 80,000	$ 78,319
2.35%, 2/26/27	200,000	179,888

Lear Corp., 3.80%, 9/15/27	60,000	57,434
Toyota Motor Credit Corp.,
3.95%, 6/30/25	280,000	276,985
3.65%, 8/18/25	150,000	147,421
1.13%, 6/18/26	30,000	27,214
		1,263,092
Banking – 1.9%
Bank of America Corp.,
(SOFR + 0.73%), 0.81%, 10/24/24(i)	67,000	65,443
4.00%, 1/22/25	50,000	49,059
(SOFR + 0.69%), 0.98%, 4/22/25(i)	120,000	114,277
(SOFR + 0.91%), 0.98%, 9/25/25(i)	20,000	18,693
(3M USD LIBOR + 0.81%), 3.37%, 1/23/26(i)	25,000	24,085
(SOFR + 1.33%), 3.38%, 4/02/26(i)	695,000	670,184
(SOFR + 1.15%), 1.32%, 6/19/26(i)	210,000	192,089
(SOFR + 1.75%), 4.83%, 7/22/26(i)	105,000	103,990
(SOFR + 2.04%), 4.95%, 7/22/28(i)	110,000	109,622
(SOFR + 1.99%), 6.20%, 11/10/28(i)	125,000	130,334
(3M USD LIBOR + 0.99%), 2.50%, 2/13/31(i)	80,000	67,537
(SOFR + 1.22%), 2.65%, 3/11/32(i)	50,000	41,671
(SOFR + 1.21%), 2.57%, 10/20/32(i)	30,000	24,635
Citigroup, Inc.,
4.00%, 8/05/24	150,000	147,984
(SOFR + 0.69%), 0.78%, 10/30/24(i)	450,000	438,946
(SOFR + 0.67%), 0.98%, 5/01/25(i)	85,000	80,941
(SOFR + 1.37%), 4.14%, 5/24/25(i)	110,000	108,654
(SOFR + 0.77%), 1.46%, 6/09/27(i)	375,000	336,615
4.45%, 9/29/27	100,000	97,714
JPMorgan Chase & Co.,
(SOFR + 0.98%), 3.85%, 6/14/25(i)	244,000	239,551
(SOFR + 0.61%), 1.56%, 12/10/25(i)	130,000	122,058
	Par (a)	Value
Banking (Continued)
JPMorgan Chase & Co.,
(SOFR + 0.92%), 2.60%, 2/24/26(i)	$327,000	$ 311,321
(3M CME Term SOFR + 1.59%), 2.01%, 3/13/26(i)	300,000	282,908
(SOFR + 0.80%), 1.05%, 11/19/26(i)	180,000	162,188
(3M CME Term SOFR + 0.70%), 1.04%, 2/04/27(i)	205,000	183,934
(SOFR + 0.77%), 1.47%, 9/22/27(i)	95,000	84,593
(SOFR + 1.99%), 4.85%, 7/25/28(i)	245,000	245,666
Santander Holdings USA, Inc.,
(SOFR Index + 1.38%), 4.26%, 6/09/25(i)	70,000	67,708
(SOFR + 2.36%), 6.50%, 3/09/29(i)	10,000	10,052
Truist Financial Corp.,
4.00%, 5/01/25	50,000	48,462
(SOFR + 1.46%), 4.26%, 7/28/26(i)	90,000	87,142

U.S. Bancorp, (SOFR + 1.66%), 4.55%, 7/22/28(i)	20,000	19,444
Wells Fargo & Co.,
(SOFR + 0.51%), 0.81%, 5/19/25(i)	33,000	31,396
(3M USD LIBOR + 0.83%), 2.41%, 10/30/25(i)	12,000	11,481
(SOFR + 1.32%), 3.91%, 4/25/26(i)	165,000	160,894
(SOFR + 1.51%), 3.53%, 3/24/28(i)	160,000	151,190
(SOFR + 1.98%), 4.81%, 7/25/28(i)	240,000	237,849
		5,280,310
Beverages – 0.4%
Coca-Cola (The) Co., 3.38%, 3/25/27	230,000	225,995
Constellation Brands, Inc., 4.35%, 5/09/27	65,000	64,474
Keurig Dr Pepper, Inc.,
3.95%, 4/15/29	115,000	111,065
3.20%, 5/01/30	70,000	63,968
4.05%, 4/15/32	55,000	52,247
PepsiCo, Inc.,
3.60%, 2/18/28	250,000	246,391
4.45%, 2/15/33	210,000	215,543
		979,683

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Biotechnology & Pharmaceuticals – 0.6%
AbbVie, Inc.,
3.85%, 6/15/24	$100,000	$ 98,813
2.60%, 11/21/24	370,000	357,198
3.80%, 3/15/25	70,000	68,816
3.60%, 5/14/25	170,000	166,085
Amgen, Inc.,
5.51%, 3/02/26	50,000	50,196
5.15%, 3/02/28	35,000	35,823
4.05%, 8/18/29	15,000	14,570
5.25%, 3/02/30	65,000	66,758

Bausch Health Cos., Inc., 11.00%, 9/30/28(b)	36,000	29,025
Biogen, Inc., 2.25%, 5/01/30	215,000	182,952
Bristol-Myers Squibb Co., 1.45%, 11/13/30	50,000	41,016
Eli Lilly & Co., 4.70%, 2/27/33	130,000	134,961
Regeneron Pharmaceuticals, Inc., 1.75%, 9/15/30	170,000	138,875
Viatris, Inc., 1.65%, 6/22/25	30,000	27,660
Zoetis, Inc.,
3.00%, 9/12/27	140,000	133,194
2.00%, 5/15/30	100,000	84,880
		1,630,822
Cable & Satellite – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.,
6.38%, 9/01/29(b)	40,000	38,014
7.38%, 3/01/31(b)	167,000	163,653

Charter Communications Operating LLC/Charter Communications Operating Capital, 2.25%, 1/15/29	15,000	12,587
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 8/15/27(b)	125,000	109,696
DISH DBS Corp.,
7.75%, 7/01/26	50,000	28,885
7.38%, 7/01/28	20,000	10,020

GCI LLC, 4.75%, 10/15/28(b)	20,000	17,100
Sirius XM Radio, Inc., 5.50%, 7/01/29(b)	39,000	34,739
		414,694
Chemicals – 0.2%
Air Products and Chemicals, Inc., 1.85%, 5/15/27	110,000	101,040
	Par (a)	Value
Chemicals (Continued)
Albemarle Corp., 4.65%, 6/01/27	$130,000	$128,463
Ashland LLC, 3.38%, 9/01/31(b)	70,000	57,915
Chemours (The) Co., 5.38%, 5/15/27	50,000	46,468
EIDP, Inc., 2.30%, 7/15/30	60,000	51,774
LYB International Finance II B.V., 3.50%, 3/02/27	30,000	28,830
PPG Industries, Inc., 1.20%, 3/15/26	165,000	149,691
		564,181
Commercial Support Services – 0.2%
ADT Security (The) Corp., 4.13%, 8/01/29(b)	36,000	31,275
Block Financial LLC, 2.50%, 7/15/28	39,000	33,702
Cintas Corp. No. 2,
3.45%, 5/01/25	135,000	131,829
3.70%, 4/01/27	171,000	167,408

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26(b)	50,000	49,623
Waste Connections, Inc.,
2.60%, 2/01/30	5,000	4,415
3.20%, 6/01/32	55,000	48,930
		467,182
Construction Materials – 0.1%
Smyrna Ready Mix Concrete LLC, 6.00%, 11/01/28(b)	28,000	26,206
Standard Industries, Inc., 4.38%, 7/15/30(b)	122,000	105,304
Vulcan Materials Co., 5.80%, 3/01/26	40,000	40,211
		171,721
Consumer Services – 0.0%(e)
Service Corp. International,
3.38%, 8/15/30	15,000	12,708
4.00%, 5/15/31	25,000	22,032
		34,740
Containers & Packaging – 0.0%(e)
Sealed Air Corp., 6.88%, 7/15/33(b)	60,000	63,737
E-Commerce Discretionary – 0.0%(e)
eBay, Inc., 1.90%, 3/11/25	50,000	47,296
Electric Utilities – 0.7%
AEP Texas, Inc., 3.95%, 6/01/28	50,000	48,538

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Electric Utilities (Continued)
Alabama Power Co., 3.05%, 3/15/32	$ 35,000	$31,236
Appalachian Power Co., 4.50%, 8/01/32	20,000	19,375
Arizona Public Service Co., 2.20%, 12/15/31	50,000	40,205
Berkshire Hathaway Energy Co.,
4.05%, 4/15/25	100,000	98,911
1.65%, 5/15/31	25,000	20,241
Black Hills Corp.,
1.04%, 8/23/24	10,000	9,437
3.15%, 1/15/27	20,000	18,849
Calpine Corp.,
4.63%, 2/01/29(b)	25,000	21,730
5.00%, 2/01/31(b)	41,000	34,541

CenterPoint Energy Houston Electric LLC, 4.45%, 10/01/32	30,000	29,760
Constellation Energy Generation LLC, 3.25%, 6/01/25	50,000	48,078
Dominion Energy, Inc., 3.38%, 4/01/30	50,000	45,609
DTE Energy Co., 1.05%, 6/01/25	55,000	50,820
Duke Energy Carolinas LLC, 4.95%, 1/15/33	10,000	10,274
Duke Energy Corp.,
2.65%, 9/01/26	100,000	93,878
3.40%, 6/15/29	50,000	46,502
Duke Energy Progress LLC,
3.40%, 4/01/32	20,000	18,251
5.25%, 3/15/33	10,000	10,467

Entergy Louisiana LLC, 1.60%, 12/15/30	90,000	71,885
Eversource Energy,
4.20%, 6/27/24	85,000	83,955
2.90%, 10/01/24	50,000	48,440

Exelon Corp., 5.15%, 3/15/28	40,000	40,887
Florida Power & Light Co., 2.45%, 2/03/32	30,000	25,746
Georgia Power Co., 4.70%, 5/15/32	20,000	19,952
ITC Holdings Corp., 3.35%, 11/15/27	90,000	85,562
National Rural Utilities Cooperative Finance Corp.,
1.00%, 6/15/26	85,000	76,493
2.40%, 3/15/30	100,000	86,968
	Par (a)	Value
Electric Utilities (Continued)

NextEra Energy Capital Holdings, Inc., 4.45%, 6/20/25	$190,000	$ 188,992
NRG Energy, Inc., 5.25%, 6/15/29(b)	119,000	109,767
Pacific Gas and Electric Co., 2.50%, 2/01/31	80,000	64,827
PG&E Corp., 5.25%, 7/01/30	100,000	92,165
PPL Capital Funding, Inc., 3.10%, 5/15/26	20,000	19,136
PPL Electric Utilities Corp., 5.00%, 5/15/33	10,000	10,306
Public Service Co. of Colorado, 4.10%, 6/01/32	25,000	24,236
Public Service Enterprise Group, Inc., 1.60%, 8/15/30	10,000	8,112
Southern California Edison Co., 2.95%, 2/01/51	6,000	4,067
Southwestern Electric Power Co., 5.30%, 4/01/33	10,000	10,136
Talen Energy Supply LLC, 6/01/30(b)(j)	15,000	15,000
Union Electric Co., 2.95%, 3/15/30	100,000	90,913
Virginia Electric and Power Co., 2.30%, 11/15/31	95,000	79,276
Vistra Operations Co. LLC, 5.00%, 7/31/27(b)	50,000	47,516
Wisconsin Electric Power Co., 1.70%, 6/15/28	10,000	8,806
Wisconsin Power and Light Co., 1.95%, 9/16/31	5,000	4,061
Xcel Energy, Inc., 4.60%, 6/01/32	10,000	9,824
		2,023,730
Electrical Equipment – 0.1%
Amphenol Corp., 2.05%, 3/01/25	30,000	28,526
Atkore, Inc., 4.25%, 6/01/31(b)	55,000	48,425
BWX Technologies, Inc., 4.13%, 6/30/28(b)	115,000	105,260
		182,211

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Engineering & Construction – 0.0%(e)
Quanta Services, Inc.,
0.95%, 10/01/24	$ 85,000	$ 80,013
2.35%, 1/15/32	50,000	40,274
		120,287
Entertainment Content – 0.1%
Playtika Holding Corp., 4.25%, 3/15/29(b)	11,000	9,350
TEGNA, Inc., 5.00%, 9/15/29	200,000	175,116
Univision Communications, Inc., 7.38%, 6/30/30(b)	116,000	111,305
		295,771
Finance Companies – 0.0%(e)
Blackstone Private Credit Fund, 2.70%, 1/15/25	60,000	55,980
Food – 0.2%
Campbell Soup Co., 3.95%, 3/15/25	190,000	186,739
General Mills, Inc.,
4.00%, 4/17/25	30,000	29,628
5.24%, 11/18/25	25,000	25,017
4.95%, 3/29/33	35,000	35,648

Hershey (The) Co., 0.90%, 6/01/25	44,000	40,923
Kraft Heinz Foods Co., 3.88%, 5/15/27	160,000	156,207
Mondelez International, Inc., 2.63%, 3/17/27	40,000	37,467
		511,629
Forestry, Paper & Wood Products – 0.0%(e)
Boise Cascade Co., 4.88%, 7/01/30(b)	61,000	55,058
Domtar Corp., 6.75%, 10/01/28(b)	21,000	18,188
Louisiana-Pacific Corp., 3.63%, 3/15/29(b)	28,000	24,570
		97,816
Gas & Water Utilities – 0.1%
American Water Capital Corp., 4.45%, 6/01/32	30,000	29,816
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.75%, 5/20/27	25,000	23,605
National Fuel Gas Co., 5.20%, 7/15/25	185,000	184,104
NiSource, Inc., 0.95%, 8/15/25	100,000	91,824
	Par (a)	Value
Gas & Water Utilities (Continued)
ONE Gas, Inc., 4.25%, 9/01/32	$ 25,000	$ 24,539
Southwest Gas Corp., 4.05%, 3/15/32	45,000	41,683
		395,571
Health Care Facilities & Services – 1.0%
Acadia Healthcare Co., Inc.,
5.50%, 7/01/28(b)	21,000	20,271
5.00%, 4/15/29(b)	22,000	20,820

Aetna, Inc., 3.50%, 11/15/24	40,000	39,023
AmerisourceBergen Corp., 3.25%, 3/01/25	75,000	72,850
CHS/Community Health Systems, Inc.,
8.00%, 3/15/26(b)	22,000	21,801
6.88%, 4/15/29(b)	28,000	20,718

Cigna Group (The), 1.25%, 3/15/26	100,000	91,238
CVS Health Corp.,
6.25%, 6/01/27	80,000	84,709
1.30%, 8/21/27	65,000	56,993

DaVita, Inc., 4.63%, 6/01/30(b)	86,000	74,912
HCA, Inc.,
5.25%, 4/15/25	115,000	115,266
3.50%, 9/01/30	50,000	45,005
3.63%, 3/15/32(b)	76,000	67,326

HealthEquity, Inc., 4.50%, 10/01/29(b)	50,000	44,710
Humana, Inc.,
3.85%, 10/01/24	4,000	3,937
4.50%, 4/01/25	57,000	56,657
5.75%, 3/01/28	130,000	135,604
McKesson Corp.,
0.90%, 12/03/25	75,000	68,104
5.25%, 2/15/26	200,000	200,084

Molina Healthcare, Inc., 4.38%, 6/15/28(b)	200,000	187,443
Tenet Healthcare Corp.,
6.13%, 10/01/28	124,000	120,306
6.13%, 6/15/30(b)	140,000	138,476
UnitedHealth Group, Inc.,
3.70%, 5/15/27	125,000	122,666
5.25%, 2/15/28	170,000	177,641
4.25%, 1/15/29	110,000	109,859
5.30%, 2/15/30	390,000	411,675
2.00%, 5/15/30	125,000	107,415
4.50%, 4/15/33	70,000	70,074
		2,685,583

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Home Construction – 0.1%
Lennar Corp., 5.00%, 6/15/27	$ 40,000	$ 39,911
Masco Corp., 3.50%, 11/15/27	45,000	42,945
NVR, Inc., 3.00%, 5/15/30	55,000	49,383
Toll Brothers Finance Corp., 3.80%, 11/01/29	30,000	27,358
Tri Pointe Homes, Inc., 5.70%, 6/15/28	50,000	49,063
		208,660
Household Products – 0.0%(e)
Coty, Inc., 5.00%, 4/15/26(b)	50,000	48,820
Industrial Support Services – 0.0%(e)
Williams Scotsman International, Inc., 4.63%, 8/15/28(b)	46,000	42,238
Institutional Financial Services – 1.0%
Bank of New York Mellon (The) Corp., (SOFR + 1.17%), 4.54%, 2/01/29(i)	50,000	49,695
Goldman Sachs Group (The), Inc.,
(SOFR + 0.51%), 0.66%, 9/10/24(i)	470,000	461,255
(3M CME Term SOFR + 1.20%), 3.27%, 9/29/25(i)	150,000	145,131
(SOFR + 0.61%), 0.86%, 2/12/26(i)	90,000	82,598
3.50%, 11/16/26	50,000	47,695
(SOFR + 0.79%), 1.09%, 12/09/26(i)	450,000	402,558
(SOFR + 0.80%), 1.43%, 3/09/27(i)	110,000	98,755
(3M CME Term SOFR + 1.16%), 3.81%, 4/23/29(i)	50,000	47,074
3.80%, 3/15/30	50,000	46,955
(SOFR + 1.09%), 1.99%, 1/27/32(i)	115,000	92,076
(SOFR + 1.28%), 2.62%, 4/22/32(i)	10,000	8,345
(SOFR + 1.25%), 2.38%, 7/21/32(i)	75,000	61,268
Intercontinental Exchange, Inc.,
3.65%, 5/23/25	10,000	9,819
1.85%, 9/15/32	30,000	23,863
Morgan Stanley,
(SOFR + 0.75%), 0.86%, 10/21/25(i)	130,000	120,935
	Par (a)	Value
Institutional Financial Services (Continued)
Morgan Stanley,
(SOFR + 1.99%), 2.19%, 4/28/26(i)	$100,000	$ 94,141
(SOFR + 1.67%), 4.68%, 7/17/26(i)	260,000	257,855
(SOFR + 0.72%), 0.99%, 12/10/26(i)	360,000	321,968
(SOFR + 0.88%), 1.59%, 5/04/27(i)	70,000	62,958
(3M USD LIBOR + 1.63%), 4.43%, 1/23/30(i)	50,000	48,308
(SOFR + 3.12%), 3.62%, 4/01/31(i)	145,000	132,627
		2,615,879
Insurance – 0.5%
Aflac, Inc.,
1.13%, 3/15/26	30,000	27,432
3.60%, 4/01/30	22,000	20,740

Aon Corp., 2.80%, 5/15/30	20,000	17,605
Arthur J Gallagher & Co., 2.40%, 11/09/31	20,000	16,405
Assurant, Inc., 4.90%, 3/27/28	160,000	155,948
Berkshire Hathaway, Inc., 3.13%, 3/15/26	95,000	92,673
Brown & Brown, Inc., 4.50%, 3/15/29	90,000	86,334
Corebridge Financial, Inc., 3.50%, 4/04/25(b)	60,000	57,649
Enstar Group Ltd., 3.10%, 9/01/31	165,000	130,139
Marsh & McLennan Cos., Inc.,
4.38%, 3/15/29	170,000	168,947
2.25%, 11/15/30	50,000	42,690
2.38%, 12/15/31	100,000	83,618

Principal Financial Group, Inc., 5.38%, 3/15/33	40,000	40,698
Progressive (The) Corp.,
2.50%, 3/15/27	360,000	335,947
3.20%, 3/26/30	60,000	55,345

Willis North America, Inc., 4.65%, 6/15/27	100,000	98,437
		1,430,607
Internet Media & Services – 0.2%
Booking Holdings, Inc., 4.63%, 4/13/30	23,000	23,124
Meta Platforms, Inc.,
3.50%, 8/15/27	130,000	126,152
3.85%, 8/15/32	30,000	28,320

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Internet Media & Services (Continued)
Netflix, Inc.,
5.88%, 11/15/28	$ 50,000	$ 52,530
5.38%, 11/15/29(b)	75,000	76,673

Uber Technologies, Inc., 7.50%, 5/15/25(b)	75,000	76,125
VeriSign, Inc., 4.75%, 7/15/27	100,000	98,349
Ziff Davis, Inc., 4.63%, 10/15/30(b)	192,000	168,697
		649,970
Leisure Facilities & Services – 0.3%
Boyne USA, Inc., 4.75%, 5/15/29(b)	10,000	9,058
Caesars Entertainment, Inc.,
6.25%, 7/01/25(b)	55,000	55,067
7.00%, 2/15/30(b)	32,000	32,286

Carnival Corp., 10.50%, 6/01/30(b)	68,000	64,527
Carnival Holdings Bermuda Ltd., 10.38%, 5/01/28(b)	53,000	56,979
Choice Hotels International, Inc., 3.70%, 12/01/29	10,000	9,072
Hilton Domestic Operating Co., Inc.,
4.88%, 1/15/30	67,000	63,610
4.00%, 5/01/31(b)	50,000	44,224

Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.88%, 7/01/31(b)	70,000	61,238
Marriott International, Inc.,
5.75%, 5/01/25	9,000	9,115
5.00%, 10/15/27	35,000	35,344

Marriott Ownership Resorts, Inc., 4.50%, 6/15/29(b)	25,000	21,830
McDonald's Corp., 4.60%, 9/09/32	180,000	182,573
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 5/01/29(b)	10,000	8,950
Royal Caribbean Cruises Ltd., 11.63%, 8/15/27(b)	104,000	110,634
Six Flags Entertainment Corp., 7.25%, 5/15/31(b)	20,000	19,595
	Par (a)	Value
Leisure Facilities & Services (Continued)
Yum! Brands, Inc.,
4.75%, 1/15/30(b)	$ 50,000	$ 48,366
4.63%, 1/31/32	100,000	93,247
		925,715
Leisure Products – 0.0%(e)
Winnebago Industries, Inc., 6.25%, 7/15/28(b)	10,000	9,670
Machinery – 0.3%
Caterpillar Financial Services Corp.,
0.45%, 5/17/24	190,000	181,390
3.40%, 5/13/25	80,000	78,443
3.65%, 8/12/25	40,000	39,362
0.80%, 11/13/25	60,000	54,860

Eaton Corp., 4.15%, 3/15/33	20,000	19,240
IDEX Corp., 2.63%, 6/15/31	80,000	68,387
John Deere Capital Corp., 3.40%, 6/06/25	280,000	274,518
Terex Corp., 5.00%, 5/15/29(b)	124,000	115,334
		831,534
Medical Equipment & Devices – 0.2%
Agilent Technologies, Inc., 2.30%, 3/12/31	30,000	25,239
Becton Dickinson & Co., 3.70%, 6/06/27	55,000	53,286
Edwards Lifesciences Corp., 4.30%, 6/15/28	70,000	70,021
GE HealthCare Technologies, Inc.,
5.65%, 11/15/27(b)	100,000	103,266
5.91%, 11/22/32(b)	100,000	107,040

Hologic, Inc., 4.63%, 2/01/28(b)	50,000	48,614
Medline Borrower L.P., 5.25%, 10/01/29(b)	36,000	31,139
		438,605
Metals & Mining – 0.0%(e)
Arconic Corp., 6.13%, 2/15/28(b)	40,000	39,477
Freeport-McMoRan, Inc., 4.13%, 3/01/28	35,000	33,046
		72,523

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Oil & Gas Producers – 2.1%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
5.75%, 3/01/27(b)	$ 75,000	$ 72,549
5.38%, 6/15/29(b)	65,000	60,865

Antero Resources Corp., 5.38%, 3/01/30(b)	9,000	8,432
Apache Corp.,
4.25%, 1/15/30	50,000	45,688
5.10%, 9/01/40	25,000	21,426

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 8.25%, 12/31/28(b)	10,000	9,686
Cheniere Corpus Christi Holdings LLC,
5.88%, 3/31/25	255,000	257,011
5.13%, 6/30/27	76,000	76,338
3.70%, 11/15/29	40,000	37,433
Chevron Corp.,
1.55%, 5/11/25	80,000	75,629
2.95%, 5/16/26	140,000	135,822
Chevron USA, Inc.,
3.85%, 1/15/28	30,000	29,951
3.25%, 10/15/29	20,000	19,018
CNX Resources Corp.,
7.25%, 3/14/27(b)	12,000	11,864
6.00%, 1/15/29(b)	40,000	37,002

Columbia Pipeline Group, Inc., 4.50%, 6/01/25	235,000	232,866
CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(b)	60,000	55,842
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 2/01/29(b)	30,000	28,275
DCP Midstream Operating L.P.,
3.25%, 2/15/32	75,000	64,087
5.60%, 4/01/44	25,000	23,979
Energy Transfer L.P.,
4.05%, 3/15/25	50,000	49,023
2.90%, 5/15/25	80,000	76,359
5.75%, 2/15/33	120,000	122,353
EnLink Midstream LLC,
5.63%, 1/15/28(b)	25,000	24,622
5.38%, 6/01/29	25,000	24,134
EnLink Midstream Partners L.P.,
4.85%, 7/15/26	50,000	48,686
5.45%, 6/01/47	25,000	20,875
	Par (a)	Value
Oil & Gas Producers (Continued)

Enterprise Products Operating LLC, 3.75%, 2/15/25	$ 55,000	$ 54,299
EQT Corp.,
5.68%, 10/01/25	40,000	39,893
3.90%, 10/01/27	100,000	94,605
7.00%, 2/01/30	100,000	105,505

Exxon Mobil Corp., 2.99%, 3/19/25	80,000	77,909
Global Partners L.P./GLP Finance Corp., 6.88%, 1/15/29	100,000	93,500
Harvest Midstream I L.P., 7.50%, 9/01/28(b)	35,000	34,246
Hess Corp., 4.30%, 4/01/27	50,000	49,092
Hess Midstream Operations L.P.,
5.13%, 6/15/28(b)	75,000	71,243
4.25%, 2/15/30(b)	25,000	22,227
5.50%, 10/15/30(b)	20,000	18,614
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.25%, 11/01/28(b)	20,000	19,155
6.00%, 2/01/31(b)	30,000	27,649
6.25%, 4/15/32(b)	40,000	37,395
Kinder Morgan, Inc.,
1.75%, 11/15/26	60,000	54,219
7.75%, 1/15/32	20,000	23,263
5.20%, 6/01/33	40,000	39,708
Marathon Petroleum Corp.,
3.63%, 9/15/24	80,000	78,406
4.70%, 5/01/25	50,000	49,690
MPLX L.P.,
4.88%, 12/01/24	12,000	11,954
4.88%, 6/01/25	735,000	732,406
4.13%, 3/01/27	180,000	175,733
4.25%, 12/01/27	90,000	87,995
2.65%, 8/15/30	90,000	76,897
5.00%, 3/01/33	40,000	39,303

Murphy Oil Corp., 6.38%, 7/15/28	35,000	34,869
Murphy Oil USA, Inc., 3.75%, 2/15/31(b)	25,000	21,386
New Fortress Energy, Inc., 6.75%, 9/15/25(b)	115,000	109,519
Northern Oil and Gas, Inc., 8.13%, 3/01/28(b)	65,000	64,188
Occidental Petroleum Corp.,
8.50%, 7/15/27	65,000	71,573
6.38%, 9/01/28	45,000	46,933
6.13%, 1/01/31	25,000	26,134

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Oil & Gas Producers (Continued)
Occidental Petroleum Corp.,
6.45%, 9/15/36	$ 25,000	$ 26,531
ONEOK, Inc.,
2.75%, 9/01/24	50,000	48,472
2.20%, 9/15/25	80,000	74,692
5.85%, 1/15/26	77,000	78,533
4.00%, 7/13/27	255,000	245,545
6.35%, 1/15/31	60,000	63,452

Ovintiv Exploration, Inc., 5.38%, 1/01/26	10,000	10,034
Permian Resources Operating LLC, 5.88%, 7/01/29(b)	10,000	9,463
Southwestern Energy Co., 8.38%, 9/15/28	15,000	15,705
Sunoco L.P./Sunoco Finance Corp., 4.50%, 5/15/29	35,000	31,532
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 1/15/28(b)	100,000	92,517
Targa Resources Corp.,
5.20%, 7/01/27	160,000	160,263
4.20%, 2/01/33	40,000	36,341
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
6.50%, 7/15/27	17,000	17,322
5.00%, 1/15/28	46,000	44,980
5.50%, 3/01/30	25,000	24,355
4.88%, 2/01/31	70,000	65,969
4.00%, 1/15/32	60,000	52,726
Transcontinental Gas Pipe Line Co. LLC,
7.85%, 2/01/26	105,000	112,595
3.25%, 5/15/30	30,000	27,363

Valero Energy Corp., 2.80%, 12/01/31	30,000	25,342
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/30(b)	78,000	79,093
Williams (The) Cos., Inc., 2.60%, 3/15/31	170,000	144,427
		5,646,575
Oil, Gas Services & Equipment – 0.0%(e)
Transocean, Inc.,
11.50%, 1/30/27(b)	23,000	23,540
8.75%, 2/15/30(b)	67,000	67,602
		91,142
	Par (a)	Value
Publishing & Broadcasting – 0.0%(e)
Nexstar Media, Inc., 5.63%, 7/15/27(b)	$100,000	$ 93,918
Real Estate Investment Trusts – 0.7%
American Tower Corp.,
1.45%, 9/15/26	65,000	58,019
3.13%, 1/15/27	20,000	18,821
3.65%, 3/15/27	110,000	105,250
3.55%, 7/15/27	150,000	142,312
Crown Castle, Inc.,
3.65%, 9/01/27	80,000	76,436
3.80%, 2/15/28	17,000	16,282

EPR Properties, 4.75%, 12/15/26	20,000	18,208
Equinix, Inc., 1.45%, 5/15/26	70,000	63,237
GLP Capital L.P./GLP Financing II, Inc.,
5.38%, 4/15/26	105,000	103,934
4.00%, 1/15/31	25,000	21,875
3.25%, 1/15/32	100,000	82,001

Iron Mountain Information Management Services, Inc., 5.00%, 7/15/32(b)	60,000	52,560
Iron Mountain, Inc.,
5.00%, 7/15/28(b)	75,000	70,592
4.88%, 9/15/29(b)	75,000	68,405
5.25%, 7/15/30(b)	40,000	36,841
4.50%, 2/15/31(b)	30,000	26,084
5.63%, 7/15/32(b)	50,000	45,411
Omega Healthcare Investors, Inc.,
4.50%, 1/15/25	50,000	48,148
4.50%, 4/01/27	80,000	74,733
4.75%, 1/15/28	60,000	55,602

Prologis L.P., 4.75%, 6/15/33	40,000	40,066
Public Storage,
1.50%, 11/09/26	20,000	17,967
1.95%, 11/09/28	125,000	109,784
3.39%, 5/01/29	25,000	23,486
2.25%, 11/09/31	120,000	100,665
Realty Income Corp.,
5.05%, 1/13/26	45,000	45,007
5.63%, 10/13/32	30,000	31,070
Simon Property Group L.P.,
3.50%, 9/01/25	65,000	62,768
1.38%, 1/15/27	10,000	8,868

Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28(b)	10,000	9,569

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Real Estate Investment Trusts (Continued)

VICI Properties L.P., 5.13%, 5/15/32	$ 29,000	$ 27,676
VICI Properties L.P./VICI Note Co., Inc.,
4.63%, 6/15/25(b)	35,000	33,998
5.75%, 2/01/27(b)	100,000	99,358
4.13%, 8/15/30(b)	50,000	44,578

Welltower OP LLC, 4.00%, 6/01/25	57,000	55,563
XHR L.P., 6.38%, 8/15/25(b)	20,000	19,721
		1,914,895
Retail - Consumer Staples – 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons LLC,
4.63%, 1/15/27(b)	50,000	48,335
6.50%, 2/15/28(b)	34,000	34,425
4.88%, 2/15/30(b)	65,000	60,612

Costco Wholesale Corp., 1.38%, 6/20/27	140,000	126,404
Ingles Markets, Inc., 4.00%, 6/15/31(b)	35,000	30,226
Walmart, Inc., 1.50%, 9/22/28	75,000	66,338
		366,340
Retail - Discretionary – 0.4%
Asbury Automotive Group, Inc., 5.00%, 2/15/32(b)	55,000	47,390
AutoZone, Inc., 4.50%, 2/01/28	40,000	39,914
Bath & Body Works, Inc.,
5.25%, 2/01/28	25,000	23,900
7.50%, 6/15/29	100,000	101,580
6.63%, 10/01/30(b)	35,000	33,599

Builders FirstSource, Inc., 6.38%, 6/15/32(b)	85,000	84,550
Dick's Sporting Goods, Inc., 3.15%, 1/15/32	80,000	66,330
Genuine Parts Co., 1.75%, 2/01/25	190,000	179,609
Home Depot (The), Inc., 4.00%, 9/15/25	105,000	104,707
Lowe's Cos., Inc.,
4.00%, 4/15/25	45,000	44,429
4.40%, 9/08/25	65,000	64,746
3.35%, 4/01/27	55,000	53,015
3.10%, 5/03/27	95,000	90,579
2.63%, 4/01/31	10,000	8,608
	Par (a)	Value
Retail - Discretionary (Continued)

Macy's Retail Holdings LLC, 5.88%, 4/01/29(b)	$ 5,000	$ 4,580
Ross Stores, Inc., 4.70%, 4/15/27	2,000	1,988
		949,524
Semiconductors – 0.5%
Amkor Technology, Inc., 6.63%, 9/15/27(b)	100,000	100,099
Analog Devices, Inc.,
3.50%, 12/05/26	70,000	68,190
1.70%, 10/01/28	40,000	35,238
2.10%, 10/01/31	30,000	25,523

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27	390,000	378,930
Broadcom, Inc.,
3.46%, 9/15/26	70,000	67,069
4.00%, 4/15/29(b)	145,000	136,555
2.60%, 2/15/33(b)	270,000	213,079

Intel Corp., 3.75%, 3/25/27	100,000	98,003
Micron Technology, Inc., 4.98%, 2/06/26	30,000	29,853
Texas Instruments, Inc.,
1.90%, 9/15/31	54,000	45,460
4.90%, 3/14/33	135,000	140,830
		1,338,829
Software – 0.2%
AthenaHealth Group, Inc., 6.50%, 2/15/30(b)	24,000	19,712
Fortinet, Inc., 2.20%, 3/15/31	10,000	8,281
Gen Digital, Inc., 7.13%, 9/30/30(b)	43,000	43,194
Intuit, Inc., 1.65%, 7/15/30	16,000	13,334
McAfee Corp., 7.38%, 2/15/30(b)	22,000	18,262
Oracle Corp.,
1.65%, 3/25/26	180,000	165,283
4.65%, 5/06/30	25,000	24,508
2.88%, 3/25/31	230,000	198,217
4.90%, 2/06/33	55,000	54,187

Roper Technologies, Inc., 1.00%, 9/15/25	45,000	41,271
VMware, Inc.,
1.00%, 8/15/24	65,000	61,539
4.50%, 5/15/25	10,000	9,900
		657,688
Specialty Finance – 0.4%
Air Lease Corp., 3.38%, 7/01/25	45,000	43,122

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Specialty Finance (Continued)
American Express Co.,
2.50%, 7/30/24	$ 50,000	$ 48,471
3.95%, 8/01/25	70,000	68,639
4.20%, 11/06/25	50,000	49,526
4.05%, 5/03/29	43,000	42,107
(SOFR + 1.84%), 5.04%, 5/01/34(i)	80,000	80,177
Capital One Financial Corp.,
(SOFR + 1.37%), 4.17%, 5/09/25(i)	85,000	82,764
(SOFR + 2.16%), 4.99%, 7/24/26(i)	45,000	43,923

Credit Acceptance Corp., 6.63%, 3/15/26	100,000	95,566
Discover Financial Services, 6.70%, 11/29/32	15,000	15,871
Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/25(b)	22,000	21,726
9.75%, 8/01/27(b)	320,000	333,259

MGIC Investment Corp., 5.25%, 8/15/28	50,000	47,782
Nationstar Mortgage Holdings, Inc.,
6.00%, 1/15/27(b)	100,000	94,750
5.50%, 8/15/28(b)	25,000	22,313
5.13%, 12/15/30(b)	80,000	65,528

United Wholesale Mortgage LLC, 5.75%, 6/15/27(b)	30,000	27,334
		1,182,858
Steel – 0.1%
Big River Steel LLC/BRS Finance Corp., 6.63%, 1/31/29(b)	24,000	23,802
Cleveland-Cliffs, Inc., 5.88%, 6/01/27	50,000	49,088
Nucor Corp., 3.13%, 4/01/32	50,000	44,429
Reliance Steel & Aluminum Co., 1.30%, 8/15/25	40,000	36,740
		154,059
Technology Hardware – 0.4%
Apple, Inc.,
1.40%, 8/05/28	50,000	43,985
3.35%, 8/08/32	25,000	23,722
CDW LLC/CDW Finance Corp.,
5.50%, 12/01/24	40,000	39,917
	Par (a)	Value
Technology Hardware (Continued)
CDW LLC/CDW Finance Corp.,
2.67%, 12/01/26	$ 9,000	$ 8,175
Dell International LLC/EMC Corp.,
5.85%, 7/15/25	80,000	81,702
6.10%, 7/15/27	30,000	31,583

Flex Ltd., 4.88%, 6/15/29	90,000	87,302
Hewlett Packard Enterprise Co.,
5.90%, 10/01/24	100,000	101,064
6.10%, 4/01/26	10,000	10,087

Imola Merger Corp., 4.75%, 5/15/29(b)	33,000	28,576
Jabil, Inc.,
1.70%, 4/15/26	65,000	59,022
4.25%, 5/15/27	70,000	68,256
5.45%, 2/01/29	30,000	30,195

Motorola Solutions, Inc., 4.60%, 5/23/29	100,000	98,377
Seagate HDD Cayman, 9.63%, 12/01/32(b)	66,000	72,374
Teledyne Technologies, Inc., 2.75%, 4/01/31	30,000	25,494
ViaSat, Inc.,
5.63%, 4/15/27(b)	100,000	92,750
6.50%, 7/15/28(b)	115,000	91,236

Western Digital Corp., 4.75%, 2/15/26	10,000	9,503
Xerox Holdings Corp., 5.50%, 8/15/28(b)	25,000	21,550
		1,024,870
Technology Services – 0.8%
FactSet Research Systems, Inc., 2.90%, 3/01/27	150,000	140,220
Fidelity National Information Services, Inc., 4.50%, 7/15/25	50,000	49,501
Fiserv, Inc., 5.60%, 3/02/33	50,000	52,138
Gartner, Inc.,
4.50%, 7/01/28(b)	60,000	56,386
3.63%, 6/15/29(b)	20,000	17,705
3.75%, 10/01/30(b)	51,000	44,537
International Business Machines Corp.,
4.00%, 7/27/25	465,000	459,991
3.30%, 5/15/26	200,000	193,905
2.20%, 2/09/27	100,000	92,458
4.15%, 7/27/27	285,000	282,819

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Technology Services (Continued)

Kyndryl Holdings, Inc., 2.70%, 10/15/28	$ 5,000	$ 4,223
Mastercard, Inc.,
3.30%, 3/26/27	130,000	125,979
4.88%, 3/09/28	90,000	93,360
1.90%, 3/15/31	22,000	18,787

Neptune Bidco U.S., Inc., 9.29%, 4/15/29(b)	35,000	32,944
S&P Global, Inc.,
2.45%, 3/01/27	150,000	140,731
1.25%, 8/15/30	110,000	88,756

Verisk Analytics, Inc., 4.00%, 6/15/25	83,000	81,286
Visa, Inc., 1.90%, 4/15/27	100,000	92,731
		2,068,457
Telecommunications – 0.5%
AT&T, Inc.,
1.70%, 3/25/26	375,000	346,253
2.30%, 6/01/27	75,000	68,788

Frontier Communications Holdings LLC, 5.88%, 10/15/27(b)	10,000	9,205
Level 3 Financing, Inc., 10.50%, 5/15/30(b)	35,000	33,506
T-Mobile USA, Inc.,
3.50%, 4/15/25	425,000	413,497
2.88%, 2/15/31	46,000	39,858
3.50%, 4/15/31	179,000	161,706
5.20%, 1/15/33	245,000	249,458

Verizon Communications, Inc., 3.00%, 3/22/27	100,000	95,388
		1,417,659
Tobacco & Cannabis – 0.5%
Altria Group, Inc.,
2.35%, 5/06/25	260,000	247,812
2.63%, 9/16/26	260,000	243,466
3.40%, 5/06/30	30,000	26,744
Philip Morris International, Inc.,
5.13%, 11/15/24	90,000	90,561
1.50%, 5/01/25	100,000	94,076
5.63%, 11/17/29	270,000	282,013
2.10%, 5/01/30	60,000	50,418
5.75%, 11/17/32	85,000	89,272
5.38%, 2/15/33	170,000	173,394

Vector Group Ltd., 5.75%, 2/01/29(b)	60,000	53,678
		1,351,434
	Par (a)	Value
Transportation & Logistics – 0.2%
American Airlines, Inc., 11.75%, 7/15/25(b)	$ 25,000	$ 27,501
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 4/20/26(b)	20,000	19,640
5.75%, 4/20/29(b)	99,000	94,078

Delta Air Lines, Inc., 7.38%, 1/15/26	75,000	79,048
Rand Parent LLC, 8.50%, 2/15/30(b)	23,000	20,837
Ryder System, Inc., 5.65%, 3/01/28	50,000	51,244
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 9/20/25(b)	29,920	30,200
Union Pacific Corp.,
3.75%, 7/15/25	90,000	88,658
2.75%, 3/01/26	10,000	9,599
United Airlines, Inc.,
4.38%, 4/15/26(b)	30,000	28,651
4.63%, 4/15/29(b)	148,000	133,944

United Parcel Service, Inc., 4.45%, 4/01/30	15,000	15,199
		598,599
Total Corporate Bonds (Cost $47,026,022)		45,080,732

Foreign Issuer Bonds – 3.4%
Australia – 0.3%
BHP Billiton Finance USA Ltd.,
4.75%, 2/28/28	270,000	274,410
4.90%, 2/28/33	65,000	66,649

FMG Resources August 2006 Pty. Ltd., 6.13%, 4/15/32(b)	116,000	112,234
Mineral Resources Ltd., 8.50%, 5/01/30(b)	60,000	61,050
Rio Tinto Finance USA Ltd., 7.13%, 7/15/28	8,000	9,041
Rio Tinto Finance USA PLC, 5.00%, 3/09/33	110,000	113,612
Westpac Banking Corp., 3.74%, 8/26/25	145,000	141,933
		778,929
Canada – 0.9%
1011778 B.C. ULC/New Red Finance, Inc.,
3.88%, 1/15/28(b)	95,000	89,104
4.38%, 1/15/28(b)	12,000	11,218
4.00%, 10/15/30(b)	163,000	142,296

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Canada (Continued)
Bank of Montreal,
4.25%, 9/14/24	$ 85,000	$ 83,892
3.70%, 6/07/25	215,000	209,328
Bank of Nova Scotia (The),
1.05%, 3/02/26	65,000	58,321
1.35%, 6/24/26	160,000	143,859

Baytex Energy Corp., 8.75%, 4/01/27(b)	75,000	77,154
Brookfield Corp., 4.00%, 1/15/25	50,000	48,893
Canadian Imperial Bank of Commerce,
3.95%, 8/04/25	50,000	48,874
0.95%, 10/23/25	170,000	154,823

Canadian Natural Resources Ltd., 2.05%, 7/15/25	80,000	75,280
Enbridge, Inc., 4.25%, 12/01/26	90,000	88,587
Fairfax Financial Holdings Ltd., 3.38%, 3/03/31	25,000	21,264
GFL Environmental, Inc.,
3.75%, 8/01/25(b)	25,000	24,168
4.75%, 6/15/29(b)	61,000	56,773

MEG Energy Corp., 5.88%, 2/01/29(b)	20,000	19,202
Methanex Corp., 5.25%, 12/15/29	75,000	70,379
Open Text Holdings, Inc.,
4.13%, 2/15/30(b)	53,000	45,256
4.13%, 12/01/31(b)	50,000	41,383
Rogers Communications, Inc.,
3.20%, 3/15/27(b)	75,000	70,330
3.80%, 3/15/32(b)	70,000	63,031
Royal Bank of Canada,
3.97%, 7/26/24	65,000	64,115
0.65%, 7/29/24	60,000	56,829
0.75%, 10/07/24	70,000	65,795
1.20%, 4/27/26	70,000	63,715
2.05%, 1/21/27	100,000	91,432

Taseko Mines Ltd., 7.00%, 2/15/26(b)	50,000	46,129
Tervita Corp., 11.00%, 12/01/25(b)	13,000	13,856
Toronto-Dominion Bank (The),
3.77%, 6/06/25	150,000	146,492
0.75%, 1/06/26	160,000	143,759
4.69%, 9/15/27	80,000	79,602
		2,415,139
	Par (a)	Value
Germany – 0.1%
Deutsche Bank A.G.,
(SOFR + 3.19%), 6.12%, 7/14/26(i)	$150,000	$ 148,115
(SOFR + 1.22%), 2.31%, 11/16/27(i)	150,000	129,831
		277,946
Ireland – 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
1.65%, 10/29/24	300,000	280,515
3.30%, 1/30/32	195,000	159,719
		440,234
Japan – 0.7%
Honda Motor Co. Ltd.,
2.27%, 3/10/25	60,000	57,536
2.53%, 3/10/27	70,000	65,755
Mitsubishi UFJ Financial Group, Inc.,
(1Y US Treasury CMT + 1.70%), 4.79%, 7/18/25(i)	200,000	198,197
(1Y US Treasury CMT + 0.45%), 0.96%, 10/11/25(i)	200,000	186,813
(1Y US Treasury CMT + 0.83%), 2.34%, 1/19/28(i)	275,000	249,126
Mizuho Financial Group, Inc.,
(1.25% - SOFR), 1.24%, 7/10/24(i)	200,000	198,266
(3M USD LIBOR + 1.00%), 3.92%, 9/11/24(i)	200,000	198,503

Nomura Holdings, Inc., 1.85%, 7/16/25	200,000	183,700
Sumitomo Mitsui Financial Group, Inc.,
2.45%, 9/27/24	200,000	192,102
1.40%, 9/17/26	200,000	177,593
5.71%, 1/13/30	200,000	207,051
		1,914,642
Luxembourg – 0.0%(e)
Altice France Holding S.A., 10.50%, 5/15/27(b)	25,000	18,462
Mexico – 0.0%(e)
Coca-Cola Femsa S.A.B. de C.V., 2.75%, 1/22/30	150,000	134,559
Southern Copper Corp., 3.88%, 4/23/25	5,000	4,901
		139,460

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Netherlands – 0.0%(e)
Ziggo Bond Co. B.V.,
6.00%, 1/15/27(b)	$ 30,000	$ 28,461
5.13%, 2/28/30(b)	30,000	24,377
		52,838
Spain – 0.3%
Banco Santander S.A.,
2.71%, 6/27/24	200,000	193,424
(1Y US Treasury CMT + 0.45%), 0.70%, 6/30/24(i)	400,000	396,242
1.85%, 3/25/26	200,000	181,091
		770,757
Switzerland – 0.0%(e)
Novartis Capital Corp.,
3.10%, 5/17/27	15,000	14,503
2.20%, 8/14/30	10,000	8,843
		23,346
United Kingdom – 0.9%
Astrazeneca Finance LLC, 1.20%, 5/28/26	100,000	91,519
AstraZeneca PLC, 3.13%, 6/12/27	49,000	47,100
Barclays PLC, (3M USD LIBOR + 1.61%), 3.93%, 5/07/25(i)	205,000	200,431
BAT Capital Corp.,
3.22%, 8/15/24	98,000	95,334
2.26%, 3/25/28	48,000	41,675
4.91%, 4/02/30	71,000	68,541
7.75%, 10/19/32	35,000	38,778

BAT International Finance PLC, 4.45%, 3/16/28	100,000	96,060
HSBC Holdings PLC,
(SOFR + 1.51%), 4.18%, 12/09/25(i)	260,000	253,941
(SOFR + 1.43%), 3.00%, 3/10/26(i)	400,000	380,788
(SOFR + 4.25%), 8.11%, 11/03/33(i)	200,000	225,702

Lloyds Banking Group PLC, 4.58%, 12/10/25	200,000	191,451
Reynolds American, Inc., 4.45%, 6/12/25	195,000	191,801
Santander UK Group Holdings PLC, (SOFR + 0.79%), 1.09%, 3/15/25(i)	300,000	285,551
Unilever Capital Corp., 3.38%, 3/22/25	100,000	97,547
Virgin Media Secured Finance PLC, 5.50%, 5/15/29(b)	50,000	45,911
	Par (a)	Value
United Kingdom (Continued)

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(b)	$ 50,000	$ 44,824
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(b)	200,000	170,428
		2,567,382
Total Foreign Issuer Bonds (Cost $9,746,562)		9,399,135

	Number of Shares
Master Limited Partnerships – 1.0%
Oil & Gas Producers – 1.0%
DCP Midstream L.P.	63,956	2,653,534
Total Master Limited Partnerships (Cost $2,678,011)		2,653,534

	Par (a)
Mortgage-Backed Securities – 17.1%
Federal Home Loan Mortgage Corporation – 1.2%
Pool,
3.00%, 3/01/30 - 8/01/50	$ 585,095	542,074
2.50%, 4/01/32 - 7/01/50	584,048	541,494
4.50%, 4/01/49	40,688	40,510
2.00%, 10/01/50 - 1/01/52	1,249,100	1,041,676
2.50%, 9/01/51(c)	1,372,102	1,189,260
		3,355,014
Federal Home Loan Mortgage Corporation Gold – 0.1%
Pool, 3.00%, 3/01/46 - 12/01/46	226,879	208,425
Federal National Mortgage Association – 3.1%
Pool,
2.50%, 10/01/35 - 1/01/52	4,003,675	3,495,700
3.50%, 8/01/45 - 2/01/51	536,183	503,576
3.50%, 1/01/48(c)	1,045,378	986,271
4.00%, 9/01/48 - 3/01/51	1,617,176	1,564,586
3.00%, 11/01/48	18,262	16,657
4.50%, 1/01/49 - 2/01/50	377,525	373,870
2.00%, 9/01/50 - 11/01/51	1,299,355	1,084,381
5.00%, 2/01/53 - 4/01/53	347,227	345,858
5.50%, 2/01/53	197,835	202,535
		8,573,434

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Government National Mortgage Association – 0.7%
Pool,
1.50%, 5/01/53 (j)	$ 100,000	$ 82,127
2.50%, 5/01/53 (j)	469,000	414,360
3.00%, 5/01/53 (j)	25,000	22,813
3.50%, 5/01/53 (j)	225,000	211,201
4.00%, 5/01/53 (j)	750,000	721,084
4.50%, 5/01/53 (j)	300,000	294,328
5.00%, 5/01/53 (j)	225,000	223,989
		1,969,902
Government National Mortgage Association II – 1.7%
Pool,
2.50%, 12/20/46 - 8/20/51	1,124,127	991,284
3.50%, 1/20/48 - 8/20/48	891,222	848,554
4.50%, 9/20/48 - 1/20/50	117,617	115,855
3.00%, 4/20/49 - 7/20/50	1,353,677	1,246,928
2.00%, 2/20/51 - 10/20/51	1,781,684	1,528,827
		4,731,448
Uniform Mortgage-Backed Securities – 3.5%
Pool,
1.50%, 5/01/38 - 5/01/53(j)	1,066,188	873,775
2.00%, 5/01/38 - 5/01/53(j)	5,272,812	4,496,484
2.50%, 5/01/38 (j)	324,000	301,080
3.00%, 5/01/38 - 5/01/53(j)	2,342,000	2,126,346
3.50%, 5/01/38 - 5/01/53(j)	617,000	589,898
4.00%, 5/01/38 - 5/01/53(j)	157,000	153,268
4.50%, 5/01/53 (j)	586,000	572,838
5.00%, 5/01/53 (j)	300,000	298,277
5.50%, 5/01/53 (j)	225,000	226,846
		9,638,812
Whole Loan – 6.8%
FNMA Connecticut Avenue Securities,
Series 2014-C03, Class 1M2, (1M USD LIBOR + 3.00%, 3.00% Floor), 8.02%, 7/25/24(g)	539,494	549,533
Series 2017-C03, Class 1B1, (1M USD LIBOR + 4.85%), 9.87%, 10/25/29(g)	430,000	471,814
Series 2017-C04, Class 2B1, (1M USD LIBOR + 5.05%), 10.07%, 11/25/29(g)	450,000	489,331
	Par (a)	Value
Whole Loan (Continued)
FNMA Connecticut Avenue Securities,
Series 2017-C06, Class 2B1, (1M USD LIBOR + 4.45%, 4.45% Floor), 9.47%, 2/25/30(g)	$200,000	$217,517
Series 2017-C07, Class 1B1, (1M USD LIBOR + 4.00%, 4.00% Floor), 9.02%, 5/25/30(g)	250,000	266,201
Series 2017-C07, Class 2B1, (1M USD LIBOR + 4.45%, 4.45% Floor), 9.47%, 5/25/30(g)	217,000	233,817
Series 2018-C02, Class 2B1, (1M USD LIBOR + 4.00%, 4.00% Floor), 9.02%, 8/25/30(g)	675,000	727,183
Series 2018-C03, Class 1EB2, (1M USD LIBOR + 0.85%, 0.85% Floor), 5.87%, 10/25/30(g)	388,076	385,981
Series 2018-C05, Class 1B1, (1M USD LIBOR + 4.25%, 4.25% Floor), 9.27%, 1/25/31(g)	340,000	370,950
Series 2021-R02, Class 2M1, (30D Average SOFR + 0.90%), 5.72%, 11/25/41(b)(g)	511,038	506,938
Series 2021-R02, Class 2B1, (30D Average SOFR + 3.30%), 8.12%, 11/25/41(b)(g)	350,000	337,312
FHLMC STACR Debt Notes,
Series 2016-DNA4, Class M3, (1M USD LIBOR + 3.80%), 8.82%, 3/25/29(g)	422,393	439,261
Series 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 7.37%, 4/25/30(g)	503,404	508,438
Series 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 7.32%, 9/25/30(g)	312,959	315,230
Series 2022-HQA2, Class M1A, (30D Average SOFR + 2.65%), 7.47%, 7/25/42(b)(g)	310,776	315,122
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2, (1M USD LIBOR + 2.40%), 7.42%, 4/25/31(b)(g)	93,856	94,002

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Whole Loan (Continued)
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2C, (1M USD LIBOR + 2.40%), 7.42%, 4/25/31(b)(g)	$ 108,369	$ 108,373
Series 2019-R01, Class 2M2, (1M USD LIBOR + 2.45%), 7.47%, 7/25/31(b)(g)	104,708	104,968
Series 2019-R01, Class 2M2C, (1M USD LIBOR + 2.45%), 7.47%, 7/25/31(b)(g)	184,440	184,480
Series 2019-R02, Class 1M2, (1M USD LIBOR + 2.30%), 7.32%, 8/25/31(b)(g)	16,338	16,338
Series 2019-R07, Class 1M2, (1M USD LIBOR + 2.10%), 7.12%, 10/25/39(b)(g)	34,721	34,721
Series 2020-R02, Class 2M2, (1M USD LIBOR + 2.00%), 7.02%, 1/25/40(b)(g)	1,039,251	1,040,255
Series 2020-R01, Class 1M2, (1M USD LIBOR + 2.05%), 7.07%, 1/25/40(b)(g)	1,028,501	1,031,066
Series 2021-R01, Class 1M2, (30D Average SOFR + 1.55%), 6.37%, 10/25/41(b)(g)	190,000	185,725
Series 2021-R03, Class 1B1, (30D Average SOFR + 2.75%, 2.75% Floor), 7.57%, 12/25/41(b)(g)	250,000	238,611
Series 2022-R01, Class 1B1, (30D Average SOFR + 3.15%), 7.97%, 12/25/41(b)(g)	350,000	337,312
Series 2022-R02, Class 2M1, (30D Average SOFR + 1.20%), 6.02%, 1/25/42(b)(g)	169,564	168,261
Series 2022-R02, Class 2B1, (30D Average SOFR + 4.50%), 9.32%, 1/25/42(b)(g)	310,000	300,312
Series 2022-R07, Class 1M1, (30D Average SOFR + 2.95%), 7.77%, 6/25/42(b)(g)	493,421	501,733
Series 2022-R08, Class 1M1, (30D Average SOFR + 2.55%, 2.55% Floor), 7.37%, 7/25/42(b)(g)	204,790	207,676
	Par (a)	Value
Whole Loan (Continued)
Connecticut Avenue Securities Trust,
Series 2023-R03, Class 2M2, (30D Average SOFR + 3.90%), 8.72%, 4/25/43(b)(g)	$125,000	$125,382
Freddie Mac STACR REMIC Trust,
Series 2021-DNA3, Class M2, (30D Average SOFR + 2.10%), 6.92%, 10/25/33(b)(g)	30,000	29,215
Series 2021-DNA5, Class M2, (30D Average SOFR + 1.65%), 6.47%, 1/25/34(b)(g)	692,645	687,249
Series 2021-DNA6, Class M1, (30D Average SOFR + 0.80%), 5.62%, 10/25/41(b)(g)	213,512	212,041
Series 2021-DNA6, Class B1, (30D Average SOFR + 3.40%), 8.22%, 10/25/41(b)(g)	400,000	390,252
Series 2021-DNA7, Class M1, (30D Average SOFR + 0.85%), 5.67%, 11/25/41(b)(g)	550,492	543,488
Series 2021-DNA7, Class B1, (30D Average SOFR + 3.65%), 8.47%, 11/25/41(b)(g)	510,000	494,396
Series 2022-DNA1, Class M2, (30D Average SOFR + 2.50%), 7.32%, 1/25/42(b)(g)	250,000	235,324
Series 2022-HQA1, Class M1A, (30D Average SOFR + 2.10%), 6.92%, 3/25/42(b)(g)	601,495	601,496
Series 2022-DNA3, Class M1A, (30D Average SOFR + 2.00%), 6.82%, 4/25/42(b)(g)	780,907	783,345
Series 2022-DNA5, Class M1A, (30D Average SOFR + 2.95%), 7.77%, 6/25/42(b)(g)	830,905	845,969
Series 2022-DNA6, Class M1A, (30D Average SOFR + 2.15%), 6.97%, 9/25/42(b)(g)	429,442	431,457
Series 2019-HQA4, Class M2, (1M USD LIBOR + 2.05%), 7.07%, 11/25/49(b)(g)	18,503	18,503

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)	Value
Whole Loan (Continued)
Freddie Mac STACR REMIC Trust,
Series 2020-DNA1, Class M2, (1M USD LIBOR + 1.70%), 6.72%, 1/25/50(b)(g)	$ 318,428	$ 316,840
Series 2020-HQA1, Class M2, (1M USD LIBOR + 1.90%), 6.92%, 1/25/50(b)(g)	34,183	34,141
Series 2020-DNA2, Class M2, (1M USD LIBOR + 1.85%), 6.87%, 2/25/50(b)(g)	1,128,101	1,126,689
Series 2020-HQA2, Class M2, (1M USD LIBOR + 3.10%), 8.12%, 3/25/50(b)(g)	430,165	440,183
Series 2020-DNA5, Class M2, (30D Average SOFR + 2.80%), 7.62%, 10/25/50(b)(g)	193,782	196,871
Series 2021-DNA1, Class B1, (30D Average SOFR + 2.65%), 7.47%, 1/25/51(b)(g)	200,000	190,756

STACR Trust, Series 2018-HRP2, Class M3, (1M USD LIBOR + 2.40%), 7.42%, 2/25/47(b)(g)	207,247	206,976
Freddie Mac STACR Trust, Series 2019-DNA4, Class M2, (1M USD LIBOR + 1.95%), 6.97%, 10/25/49(b)(g)	61,073	61,187
		18,660,221
Total Mortgage-Backed Securities (Cost $49,038,987)		47,137,256

	Number of Shares
Preferred Stocks – 1.6%
Specialty Finance – 1.6%
AGNC Investment Corp., 6.50%(g)	3,228	69,563
AGNC Investment Corp., 6.13%(g)	21,599	441,268
Arbor Realty Trust, Inc., 6.25%(g)	39,458	718,925
Chimera Investment Corp., 8.00%(g)	24,975	506,493
Granite Point Mortgage Trust, Inc., 7.00%(g)	25,006	438,855
	Number of Shares	Value
Specialty Finance (Continued)
MFA Financial, Inc., 6.50%(g)	41,438	$ 759,973
New York Mortgage Trust, Inc., 7.88%(g)	2,103	43,322
New York Mortgage Trust, Inc., 6.88%(g)	21,682	399,382
Redwood Trust, Inc., 10.00%(g)	7,133	158,781
Rithm Capital Corp., 7.13%(g)	2,335	48,148
Rithm Capital Corp., 6.38%(g)	43,302	802,819
Total Preferred Stocks (Cost $5,349,177)		4,387,529

Rights – 0.1%
Biotechnology & Pharmaceuticals – 0.1%
Amryt Pharma CVR(k)*	130,430	3,271
Amryt Pharma CVR (London Exchange)(k)*	130,430	2,181
Concert Pharmaceuticals, Inc.(k)*	97,290	36,493
Contra Albireo Pharma CVR(k)*	21,904	47,784
Contra CinCor Pharma CVR(k)*	24,888	77,459
		167,188
Forestry, Paper & Wood Products – 0.0%(e)
Resolute Forest CVR(k)*	44,100	63,575
Medical Equipment & Devices – 0.0%(e)
Contra Abiomed, Inc. CVR(k)*	8,954	15,669
Total Rights (Cost $—)		246,432

Investment Companies – 0.2%
ProShares Short 20+ Year Treasury	26,963	569,728
Total Investment Companies (Cost $538,934)		569,728

	Par (a)/Number of Shares
Short-Term Investments – 15.1%
Convertible Bonds – 4.6%
8x8, Inc., 0.50%, 2/01/24(c)	$1,220,000	1,094,739
Apollo Commercial Real Estate Finance, Inc., 5.38%, 10/15/23(c)	2,612,000	2,566,290

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Par (a)/Number of Shares	Value
Convertible Bonds (Continued)
Encore Capital Europe Finance Ltd., 4.50%, 9/01/23(c)	$ 728,000	$ 872,757
Granite Point Mortgage Trust, Inc., 6.38%, 10/01/23	1,499,000	1,423,113
Herbalife Ltd., 2.63%, 3/15/24	1,149,000	1,097,870
KKR Real Estate Finance Trust, Inc., 6.13%, 5/15/23	1,986,000	1,965,147
Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23(c)	787,000	780,646
New Relic, Inc., 0.50%, 5/01/23(c)	838,000	837,894
PRA Group, Inc., 3.50%, 6/01/23(c)	940,000	932,480
Redwood Trust, Inc., 4.75%, 8/15/23	419,000	412,715
SFL Corp. Ltd., 4.88%, 5/01/23(c)	486,000	483,570
		12,467,221
Corporate Bonds – 0.5%
American Tower Corp., 5.00%, 2/15/24	80,000	79,828
American Tower Corp., 0.60%, 1/15/24	135,000	130,459
Bank of New York Mellon (The) Corp., 0.50%, 4/26/24	85,000	81,073
Boeing (The) Co., 1.43%, 2/04/24	20,000	19,419
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24	220,000	217,283
Charles Schwab (The) Corp., 0.75%, 3/18/24	30,000	28,701
Duke Energy Corp., 3.75%, 4/15/24	30,000	29,514
Ecolab, Inc., 0.90%, 12/15/23	35,000	34,106
Federal Realty Investment Trust, 3.95%, 1/15/24	50,000	49,451
FMC Corp., 4.10%, 2/01/24	30,000	29,660
General Motors Financial Co., Inc., 1.70%, 8/18/23	140,000	138,440
Humana, Inc., 0.65%, 8/03/23	22,000	21,736
Kinder Morgan Energy Partners L.P., 3.50%, 9/01/23	70,000	69,628
	Par (a)/Number of Shares	Value
Corporate Bonds (Continued)
Marsh & McLennan Cos., Inc., 3.88%, 3/15/24	$ 200,000	$ 197,463
Martin Marietta Materials, Inc., 0.65%, 7/15/23	55,000	54,435
Morgan Stanley, 4.10%, 5/22/23	25,000	24,973
NextEra Energy Capital Holdings, Inc., 2.94%, 3/21/24	80,000	78,324
Pioneer Natural Resources Co., 0.55%, 5/15/23	40,000	39,933
Welltower OP LLC, 3.63%, 3/15/24	50,000	49,117
Williams (The) Cos., Inc., 4.30%, 3/04/24	75,000	74,381
		1,447,924
Foreign Issuer Bonds – 0.1%
Canadian Natural Resources Ltd., 3.80%, 4/15/24	150,000	147,503
Mitsubishi UFJ Financial Group, Inc., 3.41%, 3/07/24	25,000	24,608
Thomson Reuters Corp., 4.30%, 11/23/23	10,000	9,934
		182,045
Money Market Fund – 9.2%
Northern Institutional Funds - Treasury Portfolio (Premier), 4.56%(l)	25,298,904	25,298,904
Mortgage-Backed Securities – 0.3%
FHLMC STACR Debt Notes, 9.27%, 11/25/23(g)	676,131	686,223
FNMA Connecticut Avenue Securities, 9.42%, 1/25/24(g)	118,273	120,343
		806,566
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill, 4.74%, 10/26/23(m)	600,000	585,648
U.S. Treasury Bill, 4.89%, 8/22/23(m)	600,000	590,628
		1,176,276
Total Short-Term Investments (Cost $41,494,347)		41,378,936

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Number of Contracts		Notional Amount	Value
Purchased Options – 0.0%(e)
Call Options - Exchange Traded – 0.0%(e)
Maxlinear Corp., Strike Price $30.00, Expires 9/15/23	49	$ 118,237	$ 5,635
Put Options - Exchange Traded – 0.0%(e)
First Horizon Corp.,
Strike Price $14.00, Expires 5/19/23	428	751,140	17,120
Strike Price $16.00, Expires 5/19/23	276	484,380	24,564
Horizon Therapeutics PLC, Strike Price $85.00, Expires 5/19/23	19	211,204	570
iShares iBoxx High Yield Corporate Bond ETF, Strike Price $73.00, Expires 5/19/23	1,500	11,304,000	24,000
			66,254
Total Purchased Options (Premiums Paid $239,387)			71,889
Total Long Positions – 101.9% (Cost $291,747,324)			280,031,501

	Number of Shares	Value
Short Positions – (6.6)%(n)
Common Stocks – (6.5)%
Advertising & Marketing – (0.0)%(e)
Magnite, Inc.	(2,379)	(22,363)
Aerospace & Defense – (0.0)%(e)
Kaman Corp.	(423)	(9,336)
Asset Management – (0.1)%
WisdomTree, Inc.	(60,970)	(380,453)
Biotechnology & Pharmaceuticals – (0.4)%
Coherus Biosciences, Inc.	(10,421)	(75,344)
Collegium Pharmaceutical, Inc.	(7,845)	(182,553)
Halozyme Therapeutics, Inc.	(4,768)	(153,196)
Insmed, Inc.	(20,620)	(402,090)
Jazz Pharmaceuticals PLC	(753)	(105,774)
Mirum Pharmaceuticals, Inc.	(7,998)	(214,746)
		(1,133,703)
Cable & Satellite – (0.0)%(e)
Cable One, Inc.	(115)	(87,217)
	Number of Shares	Value
Consumer Services – (0.0)%(e)
Chegg, Inc.	(3,688)	$ (66,310)
Electric Utilities – (0.2)%
Duke Energy Corp.	(1,909)	(188,762)
NRG Energy, Inc.	(7,088)	(242,197)
		(430,959)
Electrical Equipment – (0.0)%(e)
Mesa Laboratories, Inc.	(860)	(143,199)
Engineering & Construction – (0.2)%
Fluor Corp.	(18,778)	(545,689)
Gas & Water Utilities – (0.0)%(e)
Brookfield Infrastructure Corp., Class A (Canada)	(2,267)	(96,574)
Household Products – (0.1)%
Beauty Health (The) Co.	(15,444)	(176,988)
Institutional Financial Services – (0.0)%(e)
Intercontinental Exchange, Inc.	(209)	(22,766)
Internet Media & Services – (0.2)%
Airbnb, Inc., Class A	(357)	(42,722)
Snap, Inc., Class A	(2,152)	(18,744)
TripAdvisor, Inc.	(2,628)	(46,594)
Upwork, Inc.	(4,531)	(43,362)
Ziff Davis, Inc.	(4,732)	(346,099)
		(497,521)
Leisure Facilities & Services – (0.6)%
Cheesecake Factory (The), Inc.	(6,043)	(203,589)
Live Nation Entertainment, Inc.	(6,285)	(425,997)
Marcus (The) Corp.	(30,900)	(541,368)
Marriott Vacations Worldwide Corp.	(1,208)	(162,549)
Royal Caribbean Cruises Ltd.	(4,556)	(298,099)
		(1,631,602)
Leisure Products – (0.1)%
Winnebago Industries, Inc.	(4,244)	(246,746)
Machinery – (0.2)%
Xylem, Inc.	(4,558)	(473,303)
Medical Equipment & Devices – (0.4)%
CONMED Corp.	(2,487)	(312,292)
Haemonetics Corp.	(2,745)	(229,784)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Medical Equipment & Devices (Continued)
Integer Holdings Corp.	(5,342)	$ (439,914)
NuVasive, Inc.	(1,498)	(64,474)
		(1,046,464)
Oil & Gas Producers – (0.1)%
Baytex Energy Corp. (Canada)	(70,652)	(265,952)
Oil, Gas Services & Equipment – (0.1)%
Helix Energy Solutions Group, Inc.	(45,482)	(329,745)
Publishing & Broadcasting – (0.1)%
Liberty Media Corp., Class A	(9,102)	(255,766)
Real Estate Investment Trusts – (0.6)%
Extra Space Storage, Inc.	(5,946)	(904,030)
Pebblebrook Hotel Trust	(25,928)	(368,956)
Public Storage	(928)	(273,602)
Summit Hotel Properties, Inc.	(38,062)	(245,119)
		(1,791,707)
Renewable Energy – (0.5)%
Array Technologies, Inc.	(35,129)	(718,388)
Sunnova Energy International, Inc.	(32,689)	(587,094)
		(1,305,482)
Retail - Discretionary – (0.1)%
Patrick Industries, Inc.	(5,046)	(346,307)
Semiconductors – (0.9)%
Broadcom, Inc.	(2,804)	(1,756,706)
MACOM Technology Solutions Holdings, Inc.	(5,457)	(318,361)
MaxLinear, Inc.	(4,946)	(119,347)
Semtech Corp.	(9,345)	(182,134)
		(2,376,548)
Software – (0.7)%
Bentley Systems, Inc., Class B	(6,706)	(285,407)
Ceridian HCM Holding, Inc.	(2,301)	(146,068)
Envestnet, Inc.	(7,964)	(504,758)
Five9, Inc.	(863)	(55,957)
Jamf Holding Corp.	(4,983)	(94,278)
Mitek Systems, Inc.	(15,840)	(142,877)
New Relic, Inc.	(239)	(17,081)
NextGen Healthcare, Inc.	(10,506)	(175,871)
Progress Software Corp.	(6,142)	(337,073)
Verint Systems, Inc.	(6,842)	(249,665)
		(2,009,035)
	Number of Shares	Value
Specialty Finance – (0.4)%
Encore Capital Group, Inc.	(12,278)	$ (630,843)
EZCORP, Inc., Class A	(28,152)	(242,389)
SoFi Technologies, Inc.	(30,457)	(189,747)
		(1,062,979)
Technology Hardware – (0.2)%
Infinera Corp.	(27,844)	(176,253)
Lumentum Holdings, Inc.	(1,934)	(93,315)
NCR Corp.	(10,186)	(227,046)
		(496,614)
Technology Services – (0.1)%
I3 Verticals, Inc., Class A	(5,288)	(122,946)
Perficient, Inc.	(2,346)	(152,302)
		(275,248)
Transportation & Logistics – (0.1)%
Air Transport Services Group, Inc.	(4,729)	(96,046)
CryoPort, Inc.	(1,341)	(28,215)
JetBlue Airways Corp.	(6,487)	(46,317)
Spirit Airlines, Inc.	(3,831)	(65,510)
		(236,088)
Transportation Equipment – (0.1)%
Greenbrier (The) Cos., Inc.	(9,301)	(246,011)
Total Common Stocks (Proceeds $19,195,180)		(18,008,675)

	Par (a)
Mortgage-Backed Securities – (0.1)%
Government National Mortgage Association – (0.1)%
Pool, 2.00%, 5/01/53(j)	$(150,000)	(128,440)
Uniform Mortgage-Backed Securities – (0.0)%(e)
Pool , 2.50%, 5/01/53(j)	(57,000)	(49,353)
Total Mortgage-Backed Securities (Proceeds $177,512)		(177,793)

See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
	Number of Shares	Value
Rights – 0.0%(e)
Biotechnology & Pharmaceuticals — 0.0%(e)
Ligand Pharmaceuticals, Inc. CVR (Switzerland Exchange)(k)	(52)	$ —
Ligand Pharmaceuticals, Inc. CVR(k)	(52)	—
Total Rights (Proceeds $—)		—
Total Short Positions – (6.6)% (Proceeds $19,372,692)		(18,186,468)
Total Written Options – (0.0)%(e) (Premiums Received $69,021)		(11,520)
Other Assets less Liabilities – 4.7%(o)		12,896,273
NET ASSETS – 100.0%		$274,729,786
Percentages shown are based on Net Assets.
All securities are United States companies, unless noted otherwise in parentheses.
(a)	Par value is in USD unless otherwise indicated.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
(d)	Security represents underlying investment on open options contracts.
(e)	Amount rounds to less than 0.05%.
(f)	Zero coupon bond.
(g)	Variable rate security. Rate as of April 30, 2023 is disclosed.
(h)	Distributions from this security are made via payments in-kind (PIK) unless otherwise noted in the description.
(i)	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate as of April 30, 2023 is disclosed.
(j)	When-issued security. Coupon rate was not yet in effect at April 30, 2023.
(k)	Investment is valued using significant unobservable inputs (Level 3).
(l)	7-day current yield as of April 30, 2023 is disclosed.
(m)	Discount rate at the time of purchase.
(n)	Securities sold short are not owned by the Fund.
(o)	Includes appreciation/(depreciation) on forward foreign currency exchange, futures and swap contracts.
*	Non-Income Producing Security

Abbreviations:
1M	1 Month
1Y	1 Year
30D	30 Day
3M	3 Month
ADR	American Depositary Receipt
BANXICO	Banco de Mexico
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
BDC	Business Development Company
CIDOR	Canada Interbank Rate
CME	Chicago Mercantile Exchange
CMT	Constant Maturity
CNRR	China Fixing Repo Rate
CVR	Contingent Value Right
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Average Rate
KSDA	Korea Securities Dealers Association
L.P.	Limited Partnership
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MIBOR	Mumbai Interbank Offered Rate
NIBOR	Nigerian Interbank Offered Rate
PLC	Public Limited Company
PRBOR	Prague Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standards & Poor's
SARON	Swiss Average Rate Overnight
SOFR	United States Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
SORA	Singapore Overnight Rate Average
STACR	Structured Agency Credit Risk
STIBOR	Stockholm Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate
THBOR	Thailand Interbank Offered Rate
TIIE	Tasa de Interés Interbancaria de Equilibrio
USD	United States Dollar
WIBOR	Warsaw Interbank Offered Rate
Futures Contracts outstanding at April 30, 2023: Exchange Traded

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Ultra U.S. Treasury Bond	14	6/21/2023	USD	1,979,688	$ 44,888
Long Gilt	1	6/28/2023	GBP	127,510	(2,607)
Total Long Contracts					$ 42,281
Short Contracts
Euro-BTP Italian Government Bond	(5)	6/08/2023	EUR	632,766	$ (20,279)
Euro-Bund	(6)	6/08/2023	EUR	896,241	(5,560)
Euro-OAT	(9)	6/08/2023	EUR	1,289,124	4,485
10-Year Australian Treasury Bond	(1)	6/15/2023	AUD	81,029	(394)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Futures Contracts outstanding at April 30, 2023: Exchange Traded (continued)

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	(60)	6/21/2023	USD	6,912,188	$ (97,203)
U.S. Treasury Long Bond	(43)	6/21/2023	USD	5,661,219	(279,022)
Ultra 10-Year U.S. Treasury Note	(56)	6/21/2023	USD	6,801,375	(235,881)
2-Year U.S. Treasury Note	(3)	6/30/2023	USD	618,492	(5,963)
5-Year U.S. Treasury Note	(149)	6/30/2023	USD	16,351,586	(347,372)
Total Short Contracts					$(987,189)
					$(944,908)

Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023:

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)

6/21/23	British Pounds	60,000	U.S. Dollars	73,340	Deutsche Bank	$ 2,149
6/15/23	Canadian Dollars	361,460	U.S. Dollars	265,885	Morgan Stanley	1,160
6/15/23	U.S. Dollars	829,947	Euro	750,170	Morgan Stanley	1,071
6/15/23	Euro	147,450	U.S. Dollars	161,891	Morgan Stanley	1,029
6/21/23	Euro	110,000	U.S. Dollars	120,585	Bank of America	994
6/15/23	U.S. Dollars	73,080	New Zealand Dollars	117,000	Morgan Stanley	740
6/15/23	British Pounds	48,500	U.S. Dollars	60,370	Morgan Stanley	644
6/21/23	Swedish Kronor	590,000	U.S. Dollars	57,115	Morgan Stanley	577
6/15/23	Swedish Kronor	979,100	U.S. Dollars	95,151	Morgan Stanley	561
6/21/23	Euro	30,000	U.S. Dollars	32,877	Barclays	281
6/21/23	U.S. Dollars	92,157	Hong Kong Dollars	720,000	JPMorgan Chase	229
6/21/23	U.S. Dollars	53,271	Australian Dollars	80,000	Morgan Stanley	214
6/21/23	Swiss Francs	20,000	U.S. Dollars	22,374	Barclays	140
6/15/23	U.S. Dollars	10,117	Canadian Dollars	13,610	Morgan Stanley	62
6/21/23	U.S. Dollars	6,229	New Zealand Dollars	10,000	Deutsche Bank	47
6/21/23	U.S. Dollars	22,147	Euro	20,000	Bank of America	41
6/21/23	U.S. Dollars	12,392	New Zealand Dollars	20,000	JPMorgan Chase	26
6/15/23	New Zealand Dollars	1,800	U.S. Dollars	1,105	Morgan Stanley	8
6/21/23	U.S. Dollars	6,188	New Zealand Dollars	10,000	Citibank	6
6/15/23	U.S. Dollars	7,374	Swedish Kronor	75,400	Morgan Stanley	4
Total Unrealized Appreciation						$ 9,983

6/15/23	Swedish Kronor	63,500	U.S. Dollars	6,209	Morgan Stanley	$ (2)
6/15/23	U.S. Dollars	4,807	New Zealand Dollars	7,800	Morgan Stanley	(16)
6/21/23	U.S. Dollars	6,812	Swedish Kronor	70,000	Morgan Stanley	(33)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Forward Foreign Currency Exchange Contracts outstanding at April 30, 2023: (continued)

Settlement Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counterparty	Unrealized Appreciation (Depreciation)
6/15/23	New Zealand Dollars	12,200	U.S. Dollars	7,598	Morgan Stanley	$ (55)
6/21/23	U.S. Dollars	7,491	Mexican Pesos	140,000	Citibank	(211)
6/21/23	U.S. Dollars	24,916	British Pounds	20,000	Barclays	(247)
6/21/23	U.S. Dollars	12,306	British Pounds	10,000	Bank of America	(275)
6/21/23	U.S. Dollars	6,569	Swedish Kronor	70,000	JPMorgan Chase	(276)
6/21/23	Canadian Dollars	70,000	U.S. Dollars	52,111	Bank of America	(388)
6/21/23	U.S. Dollars	21,481	Euro	20,000	JPMorgan Chase	(624)
6/21/23	U.S. Dollars	36,925	British Pounds	30,000	Deutsche Bank	(819)
6/21/23	U.S. Dollars	55,300	Swiss Francs	50,000	Deutsche Bank	(983)
6/21/23	U.S. Dollars	49,036	British Pounds	40,000	Morgan Stanley	(1,290)
6/21/23	U.S. Dollars	225,609	Euro	210,000	Morgan Stanley	(6,497)
6/15/23	U.S. Dollars	534,219	Swedish Kronor	5,632,000	Morgan Stanley	(16,338)
6/15/23	Canadian Dollars	3,917,830	U.S. Dollars	2,913,435	Morgan Stanley	(18,959)
6/15/23	U.S. Dollars	972,617	British Pounds	794,100	Morgan Stanley	(26,375)
6/15/23	U.S. Dollars	3,947,148	Canadian Dollars	5,397,910	Morgan Stanley	(40,804)
6/15/23	U.S. Dollars	2,436,088	Euro	2,248,400	Morgan Stanley	(48,208)
Total Unrealized Depreciation						$ (162,400)
Net Unrealized Depreciation						$(152,417)

Written Put Option Contracts outstanding at April 30, 2023: Exchange Traded

Description	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value
First Horizon Corp.	276	USD	484,380	12.00	5/19/2023	$ (5,520)
iShares iBoxx High Yield Corporate Bond ETF	1,500	USD	11,304,000	69.00	5/19/2023	(6,000)
Total Written Put Options Contracts (Premiums Received $69,021)						$(11,520)

Long Contracts for Difference at April 30, 2023: Over the Counter

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Advanced Auto Parts, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,720	Monthly	$ 341,008	$ (4,079)
Agilent Technologies, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	508	Monthly	68,709	(2,508)
Albemarle Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,026	Monthly	189,873	(12,453)
Alexandria Real Estate Equities, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,378	Monthly	294,930	1,057
Allegion PLC	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,461	Monthly	161,375	9,664
Allstate Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,479	Monthly	172,342	926
Allstate Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,715	Monthly	429,512	2,695
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Altria Group, Inc.	U.S. Fed Funds	8/19/2026	Goldman Sachs	9,276	Monthly	$ 440,173	$ 18,671
American Electric Power Co., Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,720	Monthly	435,669	(4,660)
American Express Co.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	2,226	Monthly	358,398	471
American Express Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,705	Monthly	435,937	(5,189)
American International Group, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	6,820	Monthly	361,638	8,505
American International Group, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,086	Monthly	322,382	6,397
American Water Works Company, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	107	Monthly	15,843	(190)
Amgen, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	1,811	Monthly	433,233	(19,617)
AMN Healthcare Services, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,915	Monthly	337,964	(7,026)
Amphenol Corp., Class A	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,186	Monthly	164,784	(6,165)
Antero Resources Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,680	Monthly	84,584	866
Anthem, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	341	Monthly	159,775	2,934
Apache Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	9,533	Monthly	351,195	(8,544)
Apache Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	11,819	Monthly	434,985	(28,386)
Aramark Services, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,178	Monthly	214,220	(1,686)
Archer-Daniels-Midland Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,321	Monthly	103,007	(5,579)
Arrow Electronics, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,251	Monthly	257,245	(10,692)
Assurant, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	291	Monthly	35,768	1,130
AT&T, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	43,043	Monthly	760,007	(40,972)
Atmos Energy Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	1,897	Monthly	216,066	(3,918)
AutoZone, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	165	Monthly	439,323	(2,402)
AvalonBay Communities, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	36	Monthly	6,485	221
Avis Budget Group, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,974	Monthly	348,655	7,100
Berkshire Hathaway, Inc., Class B	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,253	Monthly	411,559	3,019
Best Buy Co., Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	4,881	Monthly	362,959	(2,142)
Best Buy Co., Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	776	Monthly	57,761	686
Biogen, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	364	Monthly	110,586	4,225
Bio-rad Laboratories, Class A	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	34	Monthly	15,327	536
BorgWarner, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,034	Monthly	145,990	(2,538)
BorgWarner, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,777	Monthly	325,765	(2,107)
Boston Properties, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	3,009	Monthly	160,208	1,363
Boston Scientific Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	939	Monthly	48,857	(87)
Boyd Gaming Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	6,364	Monthly	441,542	12,863
Bristol-Myers Squibb Co.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,443	Monthly	163,071	(9,258)
Bristol-Myers Squibb Co.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	3,861	Monthly	257,197	(14,155)
Builders FirstSource, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	12	Monthly	1,136	4
Caesars Entertainment, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	8,156	Monthly	368,968	9,090
Camden Property Trust REIT	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	558	Monthly	61,311	1,845
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Campbell Soup	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	7,297	Monthly	$ 395,747	$ (6,889)
Canadian Natural Resources Ltd.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,095	Monthly	66,678	(566)
Cardinal Health, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	4,376	Monthly	359,171	4,715
Cardinal Health, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	1,918	Monthly	157,129	4,418
Cardinal Health, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,459	Monthly	283,636	6,708
Carlisle Companies, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	103	Monthly	22,204	(133)
Caterpillar, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,594	Monthly	347,990	(8,157)
Caterpillar, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,927	Monthly	420,965	(13,072)
Centene Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	2,011	Monthly	138,373	4,342
CH Robinson Worldwide, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,497	Monthly	352,321	17,414
Chevron Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,100	Monthly	185,132	(2,880)
Chubb Limited	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,696	Monthly	341,755	1,758
Chubb Limited	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	2,137	Monthly	429,762	10,846
Cigna Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,322	Monthly	334,419	(7,542)
Cisco Systems, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	9,326	Monthly	440,086	(27,513)
Cleveland Cliffs, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	19,235	Monthly	295,427	(36,182)
Comcast Corp., Class A	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,644	Monthly	68,012	5,702
ConocoPhillips	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	4,273	Monthly	439,534	(2,429)
ConocoPhillips	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,160	Monthly	119,158	(3,350)
Coterra Energy, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	525	Monthly	13,436	(56)
Crown Castle International Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,851	Monthly	350,840	(3,038)
CSX Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	10,921	Monthly	333,892	6,372
CSX Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	13,513	Monthly	413,521	2,050
CVS Health Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	10,771	Monthly	787,922	(28,450)
Darden Restaurants, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,684	Monthly	558,848	9,012
DaVita, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	5,019	Monthly	452,595	37,524
Deere & Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	881	Monthly	332,602	(12,239)
Dell Technologies, Inc., Class C	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	10,229	Monthly	444,746	8,826
Delta Air Lines, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	12,654	Monthly	433,335	2,713
Delta Air Lines, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,093	Monthly	37,495	802
DTE Energy Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,095	Monthly	235,226	(1,014)
Duke Energy Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,311	Monthly	425,714	1,469
DuPont de Nemours, Inc.	U.S. Fed Funds	2/8/2024	JPMorgan Chase	148	Monthly	10,296	(36)
Elanco Animal Health, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	31,768	Monthly	300,485	(2,462)
Emerson Electric Co.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,081	Monthly	89,978	(2,545)
Energy, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,857	Monthly	115,193	(52)
Entergy Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	3,195	Monthly	342,973	(10,816)
EOG Resources, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,665	Monthly	198,841	406
Equity Residential	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	2,364	Monthly	149,208	7,131
Eversource Energy	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	4,316	Monthly	334,869	(7,562)
Exelon Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	121	Monthly	5,083	(152)
Exelon Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	9,738	Monthly	412,758	(2,762)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Expedia Group, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	4,836	Monthly	$ 454,273	$ 25
Expedia Group, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	178	Monthly	16,704	82
Extra Space Storage Incment, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	170	Monthly	25,847	229
Factset Research Systems, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	843	Monthly	346,632	(3,898)
Fair Isaac Corporation	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	483	Monthly	351,177	14,782
Flex Ltd.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	4,545	Monthly	93,476	936
Fox Corp., Class A	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	10,177	Monthly	338,396	6,292
Gartner, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,167	Monthly	352,880	567
Gen Digital Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	11,783	Monthly	208,148	1,474
General Mills, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	3,741	Monthly	330,806	7,771
General Motors Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	5,465	Monthly	180,502	(1,346)
Gilead Sciences, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	4,014	Monthly	329,894	(18,120)
Goodyear Tire & Rubber (The) Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	33,319	Monthly	355,090	(7,017)
H&R Block, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	2,108	Monthly	71,224	(216)
Halliburton Co.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	6,180	Monthly	202,805	(6,699)
Halliburton Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	12,609	Monthly	412,414	(9,230)
Hartford Financial Services Group (The), Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	4,429	Monthly	313,819	3,978
Hasbro, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,092	Monthly	64,652	8,163
Healthpeak Properties, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	16,461	Monthly	361,555	12,122
HF Sinclair Corporation	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	7,438	Monthly	328,002	(7,120)
Home Depot (The), Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,399	Monthly	420,355	519
Honeywell International, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,183	Monthly	437,822	8,252
HP, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	10,093	Monthly	299,241	(389)
International Paper Co.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	12,754	Monthly	422,165	(40,130)
JM Smucker (The) Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,206	Monthly	343,207	4,850
Johnson & Johnson	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,708	Monthly	279,215	(2,511)
Johnson Controls International PLC	U.S. Fed Funds	2/8/2024	JPMorgan Chase	5,850	Monthly	349,332	19,626
Johnson Controls International PLC	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	7,237	Monthly	432,532	11,122
Kellogg Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,695	Monthly	327,153	9,677
Keysight Technologies, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	2,417	Monthly	348,851	(26,972)
Kimberly-Clarke Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,455	Monthly	355,607	5,942
Kimco Realty Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	999	Monthly	19,166	364
Kinross Gold Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	17,369	Monthly	87,668	(580)
Kroger (The) Co.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	8,894	Monthly	431,598	(2,042)
Kroger (The) Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,525	Monthly	74,087	1,227
L Brands, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	12,497	Monthly	437,663	(28,000)
L Brands, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	10,014	Monthly	351,074	(3,316)
L3Harris Technologies, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,708	Monthly	333,220	(12,035)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Laboratory Corporation of America Holdings	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	72	Monthly	$ 16,323	$ 370
Lam Research Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	85	Monthly	44,540	774
Lear Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	397	Monthly	50,666	(2,476)
Leidos Holdings, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,441	Monthly	134,219	76
LIncoln National Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	13,653	Monthly	296,603	7,727
Live Nation Entertainment, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,325	Monthly	157,552	1,884
Lockheed Martin Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	919	Monthly	427,592	(12,315)
Loews Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	6,812	Monthly	392,065	6,655
Lowe's Cos., Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,125	Monthly	441,514	(6,946)
Marathon Petroleum Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,541	Monthly	431,886	(15,051)
Marathon Petroleum Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	2,459	Monthly	299,243	(23,476)
Marsh & McLennan Cos., Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	549	Monthly	98,844	1,937
Martin Marietta Materials, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	928	Monthly	336,656	8,824
Masco Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	184	Monthly	9,826	1,085
Match Group, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	9,932	Monthly	366,400	24,820
Mcdonalds Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	743	Monthly	219,681	1,834
Mcdonalds Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	770	Monthly	227,242	8,732
McKesson Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	440	Monthly	159,559	(3,580)
McKesson Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	126	Monthly	45,620	(153)
Metlife, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	334	Monthly	21,703	1,526
MGM Resorts International	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	17,566	Monthly	788,095	17,299
Mid-America Apartment Communities, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	563	Monthly	86,438	2,303
Mosaic (The) Co.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	8,057	Monthly	345,151	(11,373)
Motorola Solutions, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	808	Monthly	236,900	(167)
Murphy Oil Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	11,746	Monthly	430,662	(23,406)
Murphy Oil USA, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	146	Monthly	40,109	591
Nasdaq, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,463	Monthly	191,686	(4,251)
National Oilwell Varco, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,831	Monthly	80,858	(6,516)
NetApp, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	5,594	Monthly	351,065	(11,496)
Netflix, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	1,071	Monthly	353,051	2,393
Netflix, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,335	Monthly	440,072	1,561
Newmont Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,741	Monthly	129,895	(1,253)
Newmont Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	6,332	Monthly	299,419	(24,083)
Newmont Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,056	Monthly	286,804	(5,169)
Norfolk Southern Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,767	Monthly	764,596	(32,956)
Nucor Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,349	Monthly	347,973	(16,216)
Nutrien ltd.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	280	Monthly	19,432	99
NVR, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	59	Monthly	344,138	8,248
NXP Semiconductors N.V.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,080	Monthly	176,795	(5,450)
Occidental Petroleum Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	676	Monthly	41,541	227
Olin Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	6,419	Monthly	354,980	(10,036)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Olin Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,380	Monthly	$ 353,018	$ (10,573)
Omnicom Group, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	4,492	Monthly	405,911	(12,788)
O'Reilly Automotive, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1	Monthly	916	19
Ovintiv, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	11,737	Monthly	423,353	(18,969)
Owens Corning	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,396	Monthly	362,631	18,174
Paccar, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,651	Monthly	123,161	2,209
Packaging Corp. Of America	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	410	Monthly	55,440	(3,973)
Parker-Hannifin Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,075	Monthly	349,149	1,967
PBF Energy, Inc., Class A	U.S. Fed Funds	2/8/2024	JPMorgan Chase	9,405	Monthly	327,060	(60,379)
Penn National Gaming, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	11,973	Monthly	356,577	2,296
Permian Resources Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	6,836	Monthly	71,387	(522)
Pfizer, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	10,512	Monthly	408,695	(10,839)
Pfizer, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	8,938	Monthly	346,812	(24,795)
Pinnacle West Capital Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	209	Monthly	16,377	(198)
Pioneer Natural Resources Co.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,952	Monthly	424,534	(19,039)
PTC Therapeutics, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,466	Monthly	309,778	(8,558)
Public Storage	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	801	Monthly	236,109	4,839
Qorvo, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	326	Monthly	30,010	14
QUALCOMM, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,652	Monthly	192,900	(963)
Quest Diagnostics, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	2,394	Monthly	331,549	(11,703)
Ralph Lauren Corp., Class A	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	17	Monthly	1,951	(23)
Range Resources Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,329	Monthly	35,130	964
Ross Stores, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	353	Monthly	37,661	99
Royal Caribbean Cruises Ltd.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,824	Monthly	250,124	11,468
Royal Caribbean Cruises Ltd.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	7,151	Monthly	466,971	22,134
SBA Communications Corp.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	1,381	Monthly	359,518	(1,373)
Seagate Technology, LLC	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	1,842	Monthly	107,633	(7,877)
Sealed Air Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,560	Monthly	122,839	2,947
Sirus XM Holdings, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	60,055	Monthly	227,908	(11,712)
Skyworks Solutions, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	734	Monthly	77,693	(244)
SM Energy Co.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	9,864	Monthly	276,381	(15,482)
Southwestern Energy	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,752	Monthly	24,632	17
Starbucks Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	1,474	Monthly	168,412	7,318
Steel Dynamics, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,261	Monthly	338,882	(16,698)
Stellantis N.V.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	2,012	Monthly	33,460	745
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,203	Monthly	241,854	(4,745)
Tenet Healthcare Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	722	Monthly	52,913	112
TJX (The) Cos., Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	4,431	Monthly	351,640	7,750
Toll Brothers, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	6,000	Monthly	383,364	10,441
Trane Technologies PLC	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,940	Monthly	360,111	17,312
Travelers (The) Cos., Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	742	Monthly	134,249	7,104
Trimble, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	40	Monthly	1,880	(108)
Uber Technologies, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	11,604	Monthly	359,875	(10,191)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Long Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Pays Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
UDR, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	6,596	Monthly	$ 272,066	$ 3,689
Union Pacific Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	2,240	Monthly	438,243	(10,384)
United Rentals North America, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	304	Monthly	109,765	(4,017)
United States Steel Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	23,603	Monthly	539,262	(81,083)
Universal Health Services, Inc., Class B	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	3,011	Monthly	453,352	40,672
Valero Energy Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	3,631	Monthly	416,254	(18,686)
Valero Energy Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	869	Monthly	99,559	(7,837)
VeriSign, Inc.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,593	Monthly	352,892	7,004
Vulcan Materials Co.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,274	Monthly	222,827	3,852
Walmart, Inc.	U.S. Fed Funds + 0.20%	2/8/2024	JPMorgan Chase	1,264	Monthly	190,303	58
WestRock Co.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	18,394	Monthly	550,384	(15,383)
Weyerhaeuser Co.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	26,056	Monthly	779,113	(18,201)
Whirlpool Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,029	Monthly	143,461	2,508
Williams (The) Cos., Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	5,401	Monthly	163,389	(424)
Williams (The) Cos., Inc.	U.S. Fed Funds	8/19/2026	Goldman Sachs	56	Monthly	1,692	(5)
Wynn Resorts Finance LLC/Wynn Resourts Capital Corp.	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	1,000	Monthly	114,132	1,795
Xcel Energy, Inc.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	348	Monthly	24,322	(397)
Xerox Holdings Corp.	U.S. Fed Funds + 0.20%	1/24/2024	Barclays	12,247	Monthly	191,859	25,422
Yum Brands, Inc.	U.S. Fed Funds	8/19/2026	Goldman Sachs	304	Monthly	43,560	1,881
Total (Cost $59,627,364)				1,077,031		$59,107,206	$(520,158)

Short Contracts for Difference at April 30, 2023: Over the Counter

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Advance Drainage Systems, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(4,142)	Monthly	$ (354,964)	$ 2,034
Advanced Micro Devices, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(4,960)	Monthly	(443,169)	(9,113)
AES (The) Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(11,856)	Monthly	(280,445)	5,027
AES (The) Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(18,607)	Monthly	(439,354)	21,658
Ally Financial, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(17,165)	Monthly	(452,280)	11,149
Amazon.com, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,165)	Monthly	(333,661)	2,403
Amcor, PLC	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(18,909)	Monthly	(207,378)	1,945
American Airlines Group, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(11,402)	Monthly	(155,191)	4,301
Aptiv PLC	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,371)	Monthly	(346,657)	8,601
Avis Budget Group, Inc.	U.S. Fed Funds + (0.18)%	2/8/2024	JPMorgan Chase	(865)	Monthly	(152,611)	7,567
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Axalta Coating Systems, Ltd.	U.S. Fed Funds	1/24/2024	Barclays	(462)	Monthly	$ (14,585)	$ (13)
Baker Hughes Co., Class A	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(7,392)	Monthly	(216,066)	7,099
Ball Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(8,273)	Monthly	(439,855)	(7,898)
Ball Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(6,596)	Monthly	(350,067)	(6,811)
Barrick Gold Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(16,205)	Monthly	(308,543)	5,380
Baxter International, Inc.	U.S. Fed Funds + 0.32%	1/24/2024	Barclays	(4,433)	Monthly	(211,365)	(7,400)
Block, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(5,249)	Monthly	(318,378)	26,888
Boeing (The) Co.	U.S. Fed Funds + 0.07%	1/24/2024	Barclays	(495)	Monthly	(102,336)	(458)
Boeing (The) Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,006)	Monthly	(207,836)	(337)
Booking Holdings, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(41)	Monthly	(110,098)	(231)
Booz Allen Hamilton Holding Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(3,534)	Monthly	(337,878)	4,673
Broadcom, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(540)	Monthly	(338,222)	4,430
Brown & Brown, Inc.	U.S. Fed Funds + 0.08%	8/19/2026	Goldman Sachs	(5,571)	Monthly	(358,331)	(25,129)
Bunge Ltd.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,274)	Monthly	(306,366)	5,449
Canadian Natural Resources Ltd.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(5,880)	Monthly	(358,417)	(3,596)
Capital One Financial Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(4,484)	Monthly	(436,182)	(4,194)
Capital One Financial Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,108)	Monthly	(107,683)	713
Carnival Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(13,181)	Monthly	(121,366)	954
Catalent Pharma Solutions, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(4,218)	Monthly	(211,210)	(21,670)
CBRE Group, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(2,151)	Monthly	(164,692)	(9,196)
Celanese Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(2,888)	Monthly	(306,743)	(1,539)
Cenovus Energy, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(18,413)	Monthly	(308,989)	15,386
Charles River Laboratories International, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,295)	Monthly	(245,918)	22,061
Charter Communications, Inc., Class A	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,049)	Monthly	(386,691)	(35,434)
Charter Communications, Inc., Class A	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(1,014)	Monthly	(373,147)	(17,189)
Church & Dwight Co., Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,935)	Monthly	(187,736)	(13,629)
Ciena Corpment, Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,950)	Monthly	(89,761)	330
Ciena Corpment, Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(4,071)	Monthly	(187,195)	14,890
Cleveland Cliffs, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(16,147)	Monthly	(248,299)	6,605
Conagra Brands, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(4,030)	Monthly	(152,940)	(928)
Conagra Brands, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(3,423)	Monthly	(129,672)	(1,069)
Conagra Brands, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(3,905)	Monthly	(148,065)	(2,526)
Corteva, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(7,091)	Monthly	(432,519)	(5,003)
Crocs, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(2,361)	Monthly	(291,605)	36,669
D.R. Horton, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(7,017)	Monthly	(770,406)	(8,992)
Danaher Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,623)	Monthly	(384,395)	25,516
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Danaher Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(592)	Monthly	$ (140,019)	$ 11,385
Deere & Co.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(196)	Monthly	(74,082)	716
Dell Technologies, Inc., Class C	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(7,875)	Monthly	(342,083)	3,865
Devon Energy Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(8,416)	Monthly	(448,806)	(131)
Diamondback Energy, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(289)	Monthly	(41,085)	383
Diamondback Energy, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(628)	Monthly	(89,165)	1,644
Discover Financial Services	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,130)	Monthly	(116,787)	(781)
Discovery Incment, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(25,663)	Monthly	(348,870)	20,835
DISH Network Corp., Class A	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,497)	Monthly	(11,233)	(20)
Dollar General Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,062)	Monthly	(234,289)	(7,531)
Dollar Tree, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(2,272)	Monthly	(348,843)	(15,586)
Dominion Energy, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,904)	Monthly	(223,025)	1,301
Dow, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(7,423)	Monthly	(403,330)	18,773
Eastman Chemical Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(2,252)	Monthly	(189,564)	(2,156)
Ecolab, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,225)	Monthly	(205,552)	(2,104)
Enbridge, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(11,017)	Monthly	(437,147)	(6,713)
Entegris, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(4,732)	Monthly	(354,146)	(14,746)
EQT Corp.	U.S. Fed Funds + 0.05%	1/24/2024	Barclays	(9,430)	Monthly	(328,468)	(20,855)
Equifax, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(1,650)	Monthly	(343,203)	(16,805)
Equinix, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(352)	Monthly	(254,812)	(3,825)
Equity Residential	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(6,956)	Monthly	(439,478)	(13,395)
FedEx Corp.	U.S. Fed Funds + 0.33%	8/19/2026	Goldman Sachs	(359)	Monthly	(81,694)	746
FirstEnergy Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(8,317)	Monthly	(330,652)	9,032
Fiserv, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,503)	Monthly	(427,681)	(16,779)
Foot Locker, Inc.	U.S. Fed Funds + 0.33%	8/19/2026	Goldman Sachs	(8,141)	Monthly	(341,493)	(10,997)
Ford Motor Co.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(29,900)	Monthly	(354,015)	8,212
Ford Motor Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(16,150)	Monthly	(191,625)	13,157
Freeport-McMoRan, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(10,935)	Monthly	(414,051)	42,775
Gap (The), Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(46,908)	Monthly	(450,204)	19,802
Gap (The), Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(21,986)	Monthly	(210,823)	(1,076)
General Electric Co.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(4,436)	Monthly	(439,036)	5,230
General Electric Co.	U.S. Fed Funds + 0.33%	8/19/2026	Goldman Sachs	(3,441)	Monthly	(340,243)	(5,103)
General Mills, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(290)	Monthly	(25,709)	(58)
General Motors Co.	U.S. Fed Funds + 0.07%	1/24/2024	Barclays	(5,403)	Monthly	(178,460)	6,809
Global Payments, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(202)	Monthly	(22,755)	(890)
Graphic Packaging Holding Company	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(13,828)	Monthly	(340,600)	3,856
Hartford Financial Services Group (The), Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(2,243)	Monthly	(159,190)	(2,449)
HCA Healthcare, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(582)	Monthly	(167,184)	(3,791)
Hess Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(2,996)	Monthly	(434,488)	2,119
Hess Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(1,611)	Monthly	(233,251)	(3,874)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Hewlett Packard Enterprise Co.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(111)	Monthly	$ (1,589)	$ 3
Host Hotels & Resorts, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(6,950)	Monthly	(112,361)	312
Host Hotels & Resorts, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(23,768)	Monthly	(383,896)	8,226
Howmet Aerospace Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(6,020)	Monthly	(266,559)	(6,074)
Howmet Aerospace Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(4,817)	Monthly	(213,089)	(6,585)
HP, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(943)	Monthly	(28,017)	(226)
Hyatt Hotels Corp., Class A	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(2,991)	Monthly	(341,249)	(14,512)
Intel Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(11,965)	Monthly	(371,232)	10,025
International Business Machines Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,448)	Monthly	(435,759)	(3,243)
International Flavors & Fragrances, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,607)	Monthly	(349,645)	451
Intui, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(32)	Monthly	(14,203)	(49)
Invitation Homes, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(639)	Monthly	(21,318)	(327)
Iron Mountain, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(7,796)	Monthly	(430,542)	(6,752)
Kinder Morgan, Inc.	U.S. Fed Funds + 0.05%	1/24/2024	Barclays	(1,204)	Monthly	(20,649)	566
Kohls Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(14,633)	Monthly	(322,284)	12,799
Kohls Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(19,299)	Monthly	(424,673)	23,445
Kraft Heinz Foods Co.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(10,659)	Monthly	(418,472)	(852)
Lamb Weston Holdings, Inc.	U.S. Fed Funds + 0.32%	1/24/2024	Barclays	(1,232)	Monthly	(137,740)	(1,548)
Lamb Weston Holdings, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(3,980)	Monthly	(444,499)	(8,809)
Las Vegas Sands Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(384)	Monthly	(24,369)	(2,031)
Lennar Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(344)	Monthly	(38,799)	(359)
LIncoln National Corp.	U.S. Fed Funds + 0.33%	8/19/2026	Goldman Sachs	(11,941)	Monthly	(259,478)	(3,825)
Lithia Motors, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,581)	Monthly	(348,830)	7,838
LyondellBasell Industries N.V., Class A	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(2,349)	Monthly	(222,182)	1,302
Macys, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,696)	Monthly	(27,697)	1,237
Macys, Inc.	U.S. Fed Funds + 0.09%	8/19/2026	Goldman Sachs	(1,314)	Monthly	(21,444)	2,038
Marriott International, Inc., Class A	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(2,501)	Monthly	(422,771)	(12,842)
McCormick & Co., Inc. (Non Voting)	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(195)	Monthly	(17,126)	(509)
Medical Properties Trust, Inc.	U.S. Fed Funds + 0.05%	1/24/2024	Barclays	(10,960)	Monthly	(96,104)	(7,253)
Medical Properties Trust, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(29,782)	Monthly	(260,629)	(11,354)
Meta Platform Inc., Class A	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,422)	Monthly	(341,649)	(39,280)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Metlife, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(1,091)	Monthly	$ (66,837)	$ (1,180)
MGIC Investment Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,636)	Monthly	(54,054)	(2,023)
MGIC Investment Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(5,643)	Monthly	(83,818)	(3,406)
Micron Technology, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(5,695)	Monthly	(365,813)	(6,729)
Molina Healthcare, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,170)	Monthly	(348,128)	(4,040)
Mondelez International, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,864)	Monthly	(142,854)	(11,890)
Newell Brands, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(27,418)	Monthly	(333,049)	378
NextEra Energy, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(5,489)	Monthly	(420,511)	13,340
NextEra Energy, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(3,644)	Monthly	(278,930)	6,645
Nordstrom, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(2,846)	Monthly	(43,987)	2,232
Nordstrom, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(15,605)	Monthly	(240,673)	18,994
Nordstrom, Inc.	U.S. Fed Funds + (0.55)%	8/19/2026	Goldman Sachs	(3,355)	Monthly	(51,802)	5,233
Northrop Grumman Corp.	U.S. Fed Funds + 0.06%	8/19/2026	Goldman Sachs	(115)	Monthly	(53,046)	(855)
Norwegian Cruise Line Holdings Ltd.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(27,296)	Monthly	(364,316)	(8,834)
NRG Energy, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(12,348)	Monthly	(421,820)	10,360
NRG Energy, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(10,202)	Monthly	(347,897)	10,216
Onemain Holdings, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(11,264)	Monthly	(431,704)	(3,108)
Oracle Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(3,623)	Monthly	(342,180)	(2,488)
Oracle Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(4,565)	Monthly	(431,892)	4,477
Ovintiv, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(5,099)	Monthly	(183,749)	8,840
Packaging Corp. Of America	U.S. Fed Funds + 0.20%	8/19/2026	Goldman Sachs	(1,198)	Monthly	(162,041)	9,128
PayPal Holdings, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(714)	Monthly	(54,250)	(1,207)
Philip Morris International, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,691)	Monthly	(168,883)	5
Procter & Gamble (The) Co.	U.S. Fed Funds + 0.10%	8/19/2026	Goldman Sachs	(2,768)	Monthly	(431,404)	(13,298)
Progressive Corp.	U.S. Fed Funds + 0.32%	1/24/2024	Barclays	(2,091)	Monthly	(285,144)	(2,235)
Prologis, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(2,880)	Monthly	(360,016)	(4,156)
Prudential Financial, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(4,576)	Monthly	(397,672)	370
PulteGroup, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(6,733)	Monthly	(452,011)	(22,041)
PulteGroup, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(5,244)	Monthly	(351,466)	(45,584)
Quanta Services, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(2,101)	Monthly	(355,713)	(16,317)
Quest Diagnostics, Inc.	U.S. Fed Funds + 0.10%	8/19/2026	Goldman Sachs	(280)	Monthly	(38,867)	1,545
Radian Group, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(8,741)	Monthly	(211,747)	(19,620)
Raymond James Financial, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(2,841)	Monthly	(256,903)	14,715
Raytheon Technologies Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(4,199)	Monthly	(418,617)	(312)
Sempra Energy	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(11)	Monthly	(1,710)	26
Sempra Energy	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(2,647)	Monthly	(411,564)	(1,332)
Sherwin-Williams (The) Co.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,841)	Monthly	(437,199)	(1,692)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
Sherwin-Williams (The) Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(154)	Monthly	$ (36,571)	$ (823)
Simon Property Group, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(3,667)	Monthly	(415,127)	(8,019)
Southern (The) Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(6,075)	Monthly	(446,344)	(6,688)
Southern Copper Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(4,626)	Monthly	(355,329)	10,860
Southwest Airlines Co.	U.S. Fed Funds + 0.07%	1/24/2024	Barclays	(10,460)	Monthly	(316,833)	18,481
Stanley Black & Decker, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(4,220)	Monthly	(364,267)	(27,744)
Steris, PLC	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(115)	Monthly	(14,635)	243
Synchrony Financial	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(9,844)	Monthly	(290,197)	4,042
Take-Two Interactive Software, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,212)	Monthly	(150,600)	4,282
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(1,025)	Monthly	(77,247)	38
Target Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(4,440)	Monthly	(699,558)	21,450
TC Energy Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,552)	Monthly	(147,513)	(3,480)
TC Energy Corp.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(3,381)	Monthly	(140,331)	(2,729)
TC Energy Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(7,654)	Monthly	(317,475)	6,519
Teck Resources Ltd., Class B	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(4,993)	Monthly	(232,233)	(18,682)
Teck Resources Ltd., Class B	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(3,602)	Monthly	(167,676)	5,731
Teledyne Technologies, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(740)	Monthly	(306,259)	17,942
Teleflex, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(215)	Monthly	(58,581)	(919)
Tesla, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(2,665)	Monthly	(437,399)	48,082
Thermo Fisher Scientific, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(500)	Monthly	(276,753)	10,427
T-Mobile US, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(2,207)	Monthly	(317,516)	5,668
T-Mobile US, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(991)	Monthly	(142,298)	6,342
TransDigm, Inc.	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(270)	Monthly	(206,141)	(7,985)
TransDigm, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(313)	Monthly	(239,172)	(3,032)
Transocean Ltd.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(53,942)	Monthly	(317,891)	31,235
Twilio Inc.	U.S. Fed Funds + 0.32%	1/24/2024	Barclays	(902)	Monthly	(47,441)	2,196
Tyson Foods, Inc., Class A	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(7,188)	Monthly	(448,667)	(7,036)
United Airlines Holdings, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(10,014)	Monthly	(438,157)	(13,844)
United Parcel Service, Inc., Class B	U.S. Fed Funds + (0.15)%	2/8/2024	JPMorgan Chase	(1,922)	Monthly	(344,869)	20,257
United Parcel Service, Inc., Class B	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,882)	Monthly	(338,402)	23,509
UnitedHealth Group, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(565)	Monthly	(277,897)	(1,646)
Verisk Analytics, Inc.	U.S. Fed Funds + 0.33%	8/19/2026	Goldman Sachs	(1,803)	Monthly	(349,600)	(3,283)
Verizon Communications, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(11,423)	Monthly	(443,033)	7,718
VF Corp.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(13,834)	Monthly	(324,960)	(14,006)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Short Contracts for Difference at April 30, 2023: Over the Counter (continued)

Reference Company	The Fund Receives Financing Rate	Expiration Date	Counterparty	Notional Amount	Pay Frequency	Value	Unrealized Appreciation (Depreciation)
ViacomCBS, Inc., Class B	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(28,358)	Monthly	$ (661,427)	$(21,581)
VICI Properties, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(10,426)	Monthly	(353,770)	(7,731)
Vistra Operations Co. LLC	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(18,725)	Monthly	(446,291)	6,197
Walgreen Boots Alliance, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(9,622)	Monthly	(338,775)	7,039
Walt Disney (The) Co.	U.S. Fed Funds	2/8/2024	JPMorgan Chase	(80)	Monthly	(8,183)	(119)
Walt Disney (The) Co.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(1,214)	Monthly	(124,381)	(3,430)
Welltower, Inc.	U.S. Fed Funds + (0.15)%	8/19/2026	Goldman Sachs	(4,549)	Monthly	(359,959)	(17,693)
Western Digital Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(7,914)	Monthly	(272,513)	(11,538)
Whirlpool Corp.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(3,287)	Monthly	(458,722)	931
Workday, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(1,096)	Monthly	(203,943)	3,300
Zimmer Biomet Holdings, Inc.	U.S. Fed Funds + (0.15)%	1/24/2024	Barclays	(2,315)	Monthly	(320,407)	(612)
Zoetis, Inc.	U.S. Fed Funds + 0.33%	8/19/2026	Goldman Sachs	(940)	Monthly	(165,219)	(1,314)
ZoomInfo Technologies, Inc.	U.S. Fed Funds + 0.33%	8/19/2026	Goldman Sachs	(5,132)	Monthly	(112,309)	2,699
Total (Cost $53,317,971)				(1,211,680)		$(53,280,400)	$ 37,571

Interest Rate Swap Contracts outstanding at April 30, 2023: Centrally Cleared

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1-Day CHF SARON (Annually)	1.58% (Annually)	3/15/2028	CHF	50,000	$ (606)	$ —	$ (606)
3.69% (Quarterly)	3M HKD HIBOR (Quarterly)	3/15/2028	HKD	426,400	(601)	—	(601)
3M KRW KSDA (Quarterly)	3.28% (Quarterly)	3/15/2028	KRW	148,817,025	638	—	638
8.59% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	6/14/2028	MXN	510,000	(241)	—	(241)
8.60% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	6/14/2028	MXN	1,040,000	(508)	—	(508)
8.41% (Quarterly)	3M ZAR JIBAR (Quarterly)	6/21/2028	ZAR	510,000	118	—	118
8.20% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/13/2028	MXN	4,050,000	(456)	—	(456)
8.35% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/13/2028	MXN	1,400,000	(612)	—	(612)
8.37% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/13/2028	MXN	8,890,000	(4,197)	—	(4,197)
8.38% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/13/2028	MXN	4,490,000	(2,255)	—	(2,255)
8.47% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/13/2028	MXN	3,470,000	(2,419)	—	(2,419)
8.82% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/13/2028	MXN	2,380,000	(3,462)	—	(3,462)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Interest Rate Swap Contracts outstanding at April 30, 2023: Centrally Cleared (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.86% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/13/2028	MXN	25,390,000	$ (38,995)	$ —	$ (38,995)
8.96% (Monthly)	28-Day MXN-TIIE-BANXICO (Monthly)	9/13/2028	MXN	1,600,000	(2,812)	—	(2,812)
1-Day CHF SARON (Annually)	1.83% (Annually)	9/20/2028	CHF	300,000	(165)	(896)	731
1-Day CHF SARON (Annually)	1.93% (Annually)	9/20/2028	CHF	130,000	619	—	619
1-Day CHF SARON (Annually)	1.66% (Annually)	9/20/2028	CHF	110,000	(1,058)	—	(1,058)
1-Day CHF SARON (Annually)	1.98% (Annually)	9/20/2028	CHF	90,000	647	—	647
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.87% (Annually)	9/20/2028	GBP	580,000	(246)	(2,722)	2,476
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.42% (Annually)	9/20/2028	GBP	240,000	(6,054)	—	(6,054)
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.90% (Annually)	9/20/2028	GBP	220,000	277	—	277
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.49% (Annually)	9/20/2028	GBP	200,000	(4,309)	—	(4,309)
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.61% (Annually)	9/20/2028	GBP	190,000	(2,843)	—	(2,843)
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.63% (Annually)	9/20/2028	GBP	110,000	(1,498)	—	(1,498)
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.96% (Annually)	9/20/2028	GBP	90,000	410	—	410
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.34% (Annually)	9/20/2028	GBP	70,000	(2,075)	—	(2,075)
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.67% (Annually)	9/20/2028	GBP	50,000	(576)	(92)	(484)
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.73% (Annually)	9/20/2028	GBP	40,000	(331)	—	(331)
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.52% (Annually)	9/20/2028	GBP	30,000	(582)	36	(618)
1-Day GBP Sterling Overnight Index Average Rate (Annually)	3.76% (Annually)	9/20/2028	GBP	30,000	(189)	(70)	(119)
1-Day INR MIBOR (Semi-Annually)	5.95% (Semi-Annually)	9/20/2028	INR	4,030,000	(126)	—	(126)
1-Day SGD SORA (Semi-Annually)	2.68% (Semi-Annually)	9/20/2028	SGD	136,500	(21)	—	(21)
1-Day SGD SORA (Semi-Annually)	2.72% (Semi-Annually)	9/20/2028	SGD	83,500	93	—	93
1-Day SGD SORA (Semi-Annually)	2.75% (Semi-Annually)	9/20/2028	SGD	75,000	169	—	169
1-Day SGD SORA (Semi-Annually)	2.67% (Semi-Annually)	9/20/2028	SGD	50,000	(25)	—	(25)
1-Day THB THBRO (Quarterly)	2.47% (Quarterly)	9/20/2028	THB	3,890,000	1,330	—	1,330
1-Day THB THBRO (Quarterly)	2.55% (Quarterly)	9/20/2028	THB	2,520,000	1,158	—	1,158
1-Day THB THBRO (Quarterly)	2.51% (Quarterly)	9/20/2028	THB	830,000	330	—	330
2.26% (Quarterly)	1-Day THB THBRO (Quarterly)	9/20/2028	THB	1,620,000	(83)	—	(83)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Interest Rate Swap Contracts outstanding at April 30, 2023: Centrally Cleared (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.77% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/20/2028	SGD	45,000	$ (132)	$ —	$ (132)
2.82% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	3,120,000	964	—	964
2.83% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	1,660,000	421	—	421
2.88% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	1,940,000	102	—	102
2.90% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	1,460,000	(69)	(4)	(65)
2.92% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/20/2028	CAD	150,000	1,461	149	1,312
2.93% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	1,570,000	(300)	(487)	187
3.00% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	3,170,000	(1,517)	—	(1,517)
3.01% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	1,160,000	(619)	—	(619)
3.05% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	1,920,000	(1,322)	—	(1,322)
3.06% (Annually)	2-Day USD SOFR (Annually)	9/20/2028	USD	130,000	557	154	403
3.10% (Annually)	2-Day USD SOFR (Annually)	9/20/2028	USD	60,000	128	—	128
3.13% (Semi-Annually)	3M CAD CIDOR (Semi-Annually)	9/20/2028	CAD	160,000	460	—	460
3.21% (Annually)	2-Day USD SOFR (Annually)	9/20/2028	USD	80,000	(226)	—	(226)
3.23% (Annually)	2-Day USD SOFR (Annually)	9/20/2028	USD	80,000	(271)	1	(272)
3.28% (Annually)	2-Day USD SOFR (Annually)	9/20/2028	USD	140,000	(791)	29	(820)
3.30% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	820,000	(1,497)	—	(1,497)
3.32% (Annually)	2-Day USD SOFR (Annually)	9/20/2028	USD	50,000	(373)	(205)	(168)
3.34% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/20/2028	SGD	280,000	(6,331)	—	(6,331)
3.36% (Quarterly)	3M SEK STBOR (Quarterly)	9/20/2028	SEK	1,890,000	(3,905)	749	(4,654)
3.39% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	230,000	928	—	928
3.40% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/20/2028	SGD	80,000	(1,960)	—	(1,960)
3.44% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/20/2028	SGD	180,000	(4,642)	—	(4,642)
3.46% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/20/2028	SGD	740,975	(19,820)	—	(19,820)
3.46% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	250,000	418	—	418
3.48% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/20/2028	SGD	140,000	(3,812)	—	(3,812)
3.50% (Semi-Annually)	1-Day SGD SORA (Semi-Annually)	9/20/2028	SGD	254,115	(7,120)	—	(7,120)
3.51% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	140,000	33	—	33
3.55% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	220,000	(179)	—	(179)
3.59% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	60,000	(119)	—	(119)
3.68% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	120,000	(589)	—	(589)
3.69% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	115,000	(582)	—	(582)
3.71% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	100,000	(563)	—	(563)
3.73% (Quarterly)	3M ILS TELBO (Quarterly)	9/20/2028	ILS	170,000	(307)	—	(307)
3.74% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	290,000	(1,937)	—	(1,937)
3.76% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	115,000	(818)	—	(818)
3.80% (Semi-Annually)	6M ASX BBSW (Semi-Annually)	9/20/2028	AUD	270,000	(2,248)	—	(2,248)
3M HKD HIBOR (Quarterly)	3.12% (Quarterly)	9/20/2028	HKD	1,550,000	(2,366)	—	(2,366)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Interest Rate Swap Contracts outstanding at April 30, 2023: Centrally Cleared (continued)

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3M HKD HIBOR (Quarterly)	4.26% (Quarterly)	9/20/2028	HKD	1,110,000	$ 5,638	$ —	$ 5,638
3M HKD HIBOR (Quarterly)	3.22% (Quarterly)	9/20/2028	HKD	930,000	(881)	—	(881)
3M HKD HIBOR (Quarterly)	3.23% (Quarterly)	9/20/2028	HKD	820,000	(724)	—	(724)
3M HKD HIBOR (Quarterly)	3.31% (Quarterly)	9/20/2028	HKD	820,000	(373)	—	(373)
3M HKD HIBOR (Quarterly)	3.52% (Quarterly)	9/20/2028	HKD	795,000	606	—	606
3M HKD HIBOR (Quarterly)	3.47% (Quarterly)	9/20/2028	HKD	795,000	376	—	376
3M HKD HIBOR (Quarterly)	4.21% (Quarterly)	9/20/2028	HKD	730,000	3,497	—	3,497
3M HKD HIBOR (Quarterly)	4.25% (Quarterly)	9/20/2028	HKD	710,000	3,545	—	3,545
3M HKD HIBOR (Quarterly)	4.02% (Quarterly)	9/20/2028	HKD	440,000	1,610	—	1,610
3M HKD HIBOR (Quarterly)	4.17% (Quarterly)	9/20/2028	HKD	380,000	1,721	—	1,721
3M HKD HIBOR (Quarterly)	3.44% (Quarterly)	9/20/2028	HKD	310,000	107	—	107
3M HKD HIBOR (Quarterly)	3.10% (Quarterly)	9/20/2028	HKD	250,000	(411)	—	(411)
3M HKD HIBOR (Quarterly)	3.06% (Quarterly)	9/20/2028	HKD	250,000	(468)	—	(468)
3M KRW KSDA (Quarterly)	3.13% (Quarterly)	9/20/2028	KRW	604,070,000	748	—	748
3M KRW KSDA (Quarterly)	3.50% (Quarterly)	9/20/2028	KRW	321,790,000	4,499	—	4,499
3M KRW KSDA (Quarterly)	2.93% (Quarterly)	9/20/2028	KRW	309,495,000	(1,764)	—	(1,764)
3M KRW KSDA (Quarterly)	2.94% (Quarterly)	9/20/2028	KRW	309,495,000	(1,625)	—	(1,625)
3M KRW KSDA (Quarterly)	3.07% (Quarterly)	9/20/2028	KRW	188,430,000	(163)	—	(163)
3M KRW KSDA (Quarterly)	3.05% (Quarterly)	9/20/2028	KRW	173,110,000	(299)	—	(299)
3M KRW KSDA (Quarterly)	3.02% (Quarterly)	9/20/2028	KRW	154,710,000	(401)	—	(401)
3M KRW KSDA (Quarterly)	3.11% (Quarterly)	9/20/2028	KRW	109,194,000	37	—	37
3M KRW KSDA (Quarterly)	3.06% (Quarterly)	9/20/2028	KRW	72,796,000	(82)	—	(82)
3M KRW KSDA (Quarterly)	3.09% (Quarterly)	9/20/2028	KRW	63,990,000	(18)	—	(18)
3M KRW KSDA (Quarterly)	3.04% (Quarterly)	9/20/2028	KRW	63,470,000	(115)	—	(115)
3M KRW KSDA (Quarterly)	3.08% (Quarterly)	9/20/2028	KRW	61,940,000	(43)	—	(43)
3M ZAR JIBAR (Quarterly)	8.60% (Quarterly)	9/20/2028	ZAR	2,630,000	81	—	81
4.80% (Quarterly)	3M NZD BBR (Quarterly)	9/20/2028	NZD	200,000	(3,493)	—	(3,493)
6M CZK PRBOR (Semi-Annually)	4.66% (Annually)	9/20/2028	CZK	3,780,000	1,547	—	1,547
6M CZK PRBOR (Semi-Annually)	4.50% (Annually)	9/20/2028	CZK	3,360,000	288	—	288
6M CZK PRBOR (Semi-Annually)	4.76% (Annually)	9/20/2028	CZK	2,560,000	1,576	—	1,576
6M CZK PRBOR (Semi-Annually)	4.58% (Annually)	9/20/2028	CZK	1,970,000	460	—	460
6M CZK PRBOR (Semi-Annually)	4.44% (Annually)	9/20/2028	CZK	920,000	(42)	—	(42)
6M EUR EURIBOR (Semi-Annually)	2.77% (Annually)	9/20/2028	EUR	140,000	(1,517)	—	(1,517)
6M EUR EURIBOR (Semi-Annually)	3.01% (Annually)	9/20/2028	EUR	100,000	112	—	112
6M NOK NIBOR (Semi-Annually)	3.02% (Annually)	9/20/2028	NOK	280,000	(392)	—	(392)
6M PLN WIBOR (Semi-Annually)	5.45% (Annually)	9/20/2028	PLN	720,000	1,097	—	1,097
6M PLN WIBOR (Semi-Annually)	5.37% (Annually)	9/20/2028	PLN	390,000	277	—	277
6M PLN WIBOR (Semi-Annually)	5.44% (Annually)	9/20/2028	PLN	320,000	451	—	451
6M PLN WIBOR (Semi-Annually)	5.33% (Annually)	9/20/2028	PLN	100,000	34	—	34
7-Day CNY CNRR (Quarterly)	2.88% (Quarterly)	9/20/2028	CNY	490,000	285	—	285
8.64% (Quarterly)	3M ZAR JIBAR (Quarterly)	9/20/2028	ZAR	940,000	(120)	—	(120)
Total					$(114,838)	$(3,358)	$(111,480)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Credit Default Swap Contracts outstanding - Buy Protection as of April 30, 2023:
Centrally Cleared
Reference Obligation	Fixed Deal Pay Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index Series 40 (Pay Quarterly)	5.00%	6/20/2028	USD	3,335,000	$ (67,140)	$ 3,276	$ (70,416)
Markit CDX North America Investment Grade Index Series 40 (Pay Quarterly)	1.00%	6/20/2028	USD	3,600,000	(44,762)	(16,758)	(28,004)
Total					$(111,902)	$(13,482)	$(98,420)

Inflation Swap Contracts outstanding at April 30, 2023: Centrally Cleared

Pay Rate Index/ Pay Rate	Receive Rate Index/ Receive Rate	Maturity Date		Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.38% (At Maturity)	1-Day U.S. Consumer Price Index (At Maturity)	2/15/2033	EUR	250,000	$2,137	$ (54)	$ 2,191
1-Day U.S. Consumer Price Index (At Maturity)	2.47% (At Maturity)	3/23/2033	USD	130,000	(585)	—	(585)
1-Day U.S. Consumer Price Index (At Maturity)	2.53% (At Maturity)	4/13/2033	USD	180,000	489	—	489
1-Day U.S. Consumer Price Index (At Maturity)	2.50% (At Maturity)	4/14/2033	USD	610,000	120	—	120
1-Day U.S. Consumer Price Index (At Maturity)	3.77% (At Maturity)	4/15/2033	GBP	460,000	1,137	2,398	(1,261)
1-Day U.S. Consumer Price Index (At Maturity)	3.78% (At Maturity)	4/15/2033	GBP	420,000	1,296	(199)	1,495
Total					$4,594	$2,145	$ 2,449
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Schedule of Investments (continued)
Morningstar Alternatives Fund
Valuation Hierarchy
The following is a summary of the inputs used, as of April 30, 2023, in valuing the Fund's investments carried at fair value:
Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals
Investments
Assets:
Asset-Backed Securities	$ —	$ 2,591,230	$ —	$ 2,591,230
Common Stocks	57,802,872	4,509,121	—	62,311,993
Convertible Bonds	—	60,993,944	—	60,993,944
Convertible Preferred Stocks	2,060,225	1,148,938	—	3,209,163
Corporate Bonds	—	45,080,732	—	45,080,732
Foreign Issuer Bonds	—	9,399,135	—	9,399,135
Master Limited Partnerships	2,653,534	—	—	2,653,534
Mortgage-Backed Securities	—	47,137,256	—	47,137,256
Preferred Stocks	4,387,529	—	—	4,387,529
Rights	—	—	246,432	246,432
Investment Companies	569,728	—	—	569,728
Short-Term Investments	25,298,904	16,080,032	—	41,378,936
Purchased Options	47,325	24,564	—	71,889
Total Assets – Investments at value	$ 92,820,117	$186,964,952	$246,432	$280,031,501
Liabilities:
Common Stocks	$(18,008,675)	$ —	$ —	$ (18,008,675)
Mortgage-Backed Securities	—	(177,793)	—	(177,793)
Rights	—	—	—*	—
Total Liabilities – Investments at value	$(18,008,675)	$ (177,793)	$ —	$ (18,186,468)
Net Investments	$ 74,811,442	$186,787,159	$246,432	$261,845,033

*Includes securities determined to have no value as of April 30, 2023.

Morningstar Alternatives Fund	Level 1	Level 2	Level 3	Totals
Derivative Financial Instruments
Assets:
Futures Contracts	$ 49,373	$ —	$—	$ 49,373
Forward Foreign Currency Exchange Contracts	—	9,983	—	9,983
Contracts for Difference	—	59,107,206	—	59,107,206
Swap Agreements	—	45,032	—	45,032
Total Assets - Derivative Financial Instruments	$ 49,373	$ 59,162,221	$—	$ 59,211,594
Liabilities:
Futures Contracts	$ (994,281)	$ —	$—	$ (994,281)
Forward Foreign Currency Exchange Contracts	—	(162,400)	—	(162,400)
Written Options	(6,000)	(5,520)	—	(11,520)
Contracts for Difference	—	(53,280,400)	—	(53,280,400)
Swap Agreements	—	(267,178)	—	(267,178)
Total Liabilities - Derivative Financial Instruments	$(1,000,281)	$(53,715,498)	$—	$(54,715,779)
Net Derivative Financial Instruments	$ (950,908)	$ 5,446,723	$—	$ 4,495,815
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Assets and Liabilities
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Assets
Investments in non-affiliates, at value*	$1,465,779,969	$810,821,398	$223,201,088	$888,469,202	$329,729,168
Cash	—	46,001	—	—	—
Foreign currencies, at value	67,020	1,009,014	470,681	775,411	—
Due from broker	—	—	1,151,855	9,920,847	—
Receivable from Adviser	38,338	81,790	—	115,555	21,506
Receivable for:
Dividends and interest	1,173,049	3,298,118	1,608,907	4,086,790	4,066,268
Securities lending income	6,110	2,273	5,423	6,210	—
Foreign tax reclaims	138,071	1,452,031	521,203	35,224	—
Investments sold	9,735,795	14,042,913	904,713	50,837,996	—
Fund shares sold	962,803	520,283	281,219	732,396	272,273
Variation margin on futures contracts	—	—	140,456	1,156,258	—
Variation margin on centrally cleared swap agreements	—	—	4,150	29,935	—
Unrealized appreciation on OTC swap agreements and contracts for differences	—	—	—	2,710	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	41,167	115,792	—
Upfront premiums paid on swap agreements	—	—	21,934	611,268	—
Prepaid expenses and other assets	26,321	19,841	8,003	20,137	10,097
Total assets	1,477,927,476	831,293,662	228,360,799	956,915,731	334,099,312
Liabilities
Investments sold short, at value	—	—	—	22,039,862	—
Written options, at value	—	—	8,956	755,269	—
Due to broker	—	—	157,582	2,812,789	—
Unrealized depreciation on OTC swap agreements and contracts for differences	—	—	—	38,237	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	112,156	163,049	—
Payable for:
Dividends on short sales	—	—	—	63,553	—
Investments purchased on a delayed-delivery basis	—	—	—	101,830,491	2,315,954
Investments purchased	6,550,699	1,089,909	1,513,983	748,100	498,406
Unrealized depreciation on unfunded loan commitments	—	—	308	180	—
Fund shares redeemed	3,562,507	9,701,903	192,766	5,482,485	294,818
Variation margin on futures contracts	—	—	4,235	349,925	—
Variation margin on centrally cleared swap agreements	—	—	27,589	261,667	—
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Assets and Liabilities (continued)
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Distributions	—	—	25	268	—
Deferred capital gains tax	—	14,929	—	—	—
Collateral for securities lending	7,684,961	15,575,650	11,396,039	8,897,952	—
Upfront premiums received from swap agreements	—	—	31	176,224	—
Accrued management fees	792,840	571,141	61,394	290,183	120,243
Accrued trustee fees	15,340	8,848	2,275	8,703	3,613
Accrued expenses	394,951	350,681	154,439	381,947	128,138
Total liabilities	19,001,298	27,313,061	13,631,778	144,300,884	3,361,172
Net assets	$1,458,926,178	$803,980,601	$214,729,021	$ 812,614,847	$330,738,140
Analysis of net assets:
Paid in capital	$1,305,897,858	$795,936,462	$238,458,701	$ 946,399,115	$353,624,305
Distributable earnings (loss)	153,028,320	8,044,139	(23,729,680)	(133,784,268)	(22,886,165)
Net assets	$1,458,926,178	$803,980,601	$214,729,021	$ 812,614,847	$330,738,140
Shares outstanding:	136,296,163	80,903,597	23,499,412	89,660,475	33,514,919
Net asset value, offering price and redemption price per share:	$ 10.70	$ 9.94	$ 9.14	$ 9.06	$ 9.87
Investments in non-affiliates, at cost	$1,314,599,279	$791,442,546	$225,891,012	$ 937,674,893	$347,904,221
Foreign currencies, at cost	$ 66,960	$ 1,019,417	$ 472,176	$ 789,053	$ —
Investments sold short proceeds	$ —	$ —	$ —	$ 22,038,443	$ —
Written option premiums	$ —	$ —	$ 21,480	$ 895,624	$ —
*Market value of securities on loan	$ 48,541,439	$ 23,691,423	$ 12,460,319	$ 10,752,319	$ —
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Assets and Liabilities (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Assets
Investments in non-affiliates, at value*	$137,390,137	$174,756,260	$231,953,907	$280,031,501
Cash	—	—	—	20,132,152
Foreign currencies, at value	—	101,823	88,446	341,768
Due from broker	—	466,947	—	2,486,984
Receivable from Adviser	31,822	44,164	—	20,657
Receivable for:
Dividends and interest	260,588	2,405,174	393,647	1,418,247
Securities lending income	914	—	3,683	—
Foreign tax reclaims	—	95,036	55,139	9,157
Investments sold	1,734,164	1,018,320	261,053	13,462,794
Fund shares sold	182,340	347,470	11,813,510	177,533
Variation margin on futures contracts	—	4,890	—	53,939
Unrealized appreciation on OTC swap agreements and contracts for differences	—	—	—	1,500,550
Unrealized appreciation on forward foreign currency exchange contracts	—	114,920	1,412	9,983
Upfront premiums paid on swap agreements	—	—	—	6,792
Prepaid expenses and other assets	8,484	8,482	8,130	11,043
Total assets	139,608,449	179,363,486	244,578,927	319,663,100
Liabilities
Investments sold short, at value	—	—	—	18,186,468
Written options, at value	—	—	—	11,520
Due to broker	—	2,623	—	504,283
Unrealized depreciation on OTC swap agreements and contracts for differences	—	—	—	1,983,137
Unrealized depreciation on forward foreign currency exchange contracts	—	91,783	41,722	162,400
Payable for:
Dividends on short sales	—	—	—	6,844
Investments purchased on a delayed-delivery basis	—	244,396	—	17,239,366
Investments purchased	2,504,146	2,308,137	4,468,382	2,446,762
Fund shares redeemed	163,082	194,276	143,297	3,660,138
Variation margin on futures contracts	—	35,235	—	195,751
Variation margin on centrally cleared swap agreements	—	—	—	35,439
Distributions	—	44	—	—
Collateral for securities lending	2,082,163	—	6,780,470	—
Upfront premiums received from swap agreements	—	—	—	21,487
Accrued management fees	39,839	87,590	82,554	209,320
Accrued trustee fees	1,463	1,878	2,249	3,170
Accrued expenses	89,792	145,881	105,636	267,229
Total liabilities	4,880,485	3,111,843	11,624,310	44,933,314
Net assets	$134,727,964	$176,251,643	$232,954,617	$274,729,786
Analysis of net assets:
Paid in capital	$144,940,191	$207,908,412	$227,142,314	$294,034,483
Distributable earnings (loss)	(10,212,227)	(31,656,769)	5,812,303	(19,304,697)
Net assets	$134,727,964	$176,251,643	$232,954,617	$274,729,786
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Assets and Liabilities (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Shares outstanding:	14,196,699	20,093,815	23,836,238	28,091,246
Net asset value, offering price and redemption price per share:	$ 9.49	$ 8.77	$ 9.77	$ 9.78
Investments in non-affiliates, at cost	$145,229,873	$184,257,109	$226,066,221	$291,747,324
Foreign currencies, at cost	$ —	$ 118,551	$ 93,020	$ 334,845
Investments sold short proceeds	$ —	$ —	$ —	$ 19,372,692
Written option premiums	$ —	$ —	$ —	$ 69,021
*Market value of securities on loan	$ 7,247,260	$ —	$ 9,882,327	$ —
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Operations
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$25,695,236	$ 25,642,962	$ 7,704,545	$ 3,501,707	$ 264,363
Non-cash dividend income	—	2,080,851	—	—	—
Interest income (net of foreign withholding taxes)	40,232	—	6,341,882	23,292,619	9,833,452
Securities lending income, net	86,157	70,545	58,686	59,885	—
Total investment income	25,821,625	27,794,358	14,105,113	26,854,211	10,097,815
Expenses
Management fees (Note 5)	9,466,150	6,939,688	765,146	3,448,449	1,518,076
Administration and custody fees	686,520	736,345	306,627	913,317	182,931
Transfer agent fees	10,011	9,761	9,764	9,772	9,729
Sub-accounting fees	1,400,238	820,851	215,776	776,049	340,669
Audit and tax fees	60,536	73,351	66,395	96,709	54,565
Legal fees	219,872	131,280	40,565	123,671	54,907
Trustees’ fees	185,582	110,387	29,035	103,158	45,859
Registration and filing fees	46,486	44,432	28,866	52,326	31,503
Printing and postage fees	102,038	101,617	73,738	80,977	38,409
Dividend and interest on securities sold short	—	—	—	55,698	—
Other expenses	143,061	90,552	51,986	79,875	48,265
Total expenses	12,320,494	9,058,264	1,587,898	5,740,001	2,324,913
Less waiver of management fees (Note 5)	(476,682)	(814,365)	—	(1,561,058)	(309,398)
Net expenses	11,843,812	8,243,899	1,587,898	4,178,943	2,015,515
Net investment income	13,977,813	19,550,459	12,517,215	22,675,268	8,082,300
Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	33,199,407	(10,911,312) [1]	(15,116,702) [1]	(61,728,576)	(4,095,158)
Swap agreements	—	—	78,486	4,763,492	—
Futures contracts	—	—	(1,336,901)	(13,586,087)	—
Written options contracts	—	—	42,597	11,640,015	—
Forward foreign currency exchange contracts	—	271,036	281,218	418,187	—
Foreign currency transactions	(16,090)	(402,636)	(514,724)	21,765	—
Net realized gains (losses)	33,183,317	(11,042,912)	(16,566,026)	(58,471,204)	(4,095,158)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,626,544)	50,342,007 [2]	5,573,656 [2]	24,208,882	995,239
Investments sold short	—	—	—	(1,305,076)	—
Swap agreements	—	—	86,320	(885,022)	—
Futures contracts	—	—	760,355	5,277,005	—
Written options contracts	—	—	15,105	2,269	—
Forward foreign currency exchange contracts	—	(190,134)	55,670	(236,502)	—
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Operations (continued)
	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Foreign currency transactions	7,150	151,245	43,322	28,484	—
Net change in unrealized appreciation (depreciation)	(8,619,394)	50,303,118	6,534,428	27,090,040	995,239
Net realized and unrealized gains (losses)	24,563,923	39,260,206	(10,031,598)	(31,381,164)	(3,099,919)
Net increase (decrease) in net assets resulting from operations	$38,541,736	$58,810,665	$ 2,485,617	$ (8,705,896)	$ 4,982,381
Foreign withholding taxes on dividend income	$ 226,092	$ 2,213,574	$ 410,192	$ 1,541	$ —
Foreign withholding taxes on interest income	$ —	$ —	$ —	$ 770	$ —

[1]	Net of foreign capital gains taxes (refunded)/paid of $(38,419) and $647, respectively.
[2]	Net of change in deferred foreign capital gains tax expense of $290,067 and $45,242, respectively.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Operations (continued)
	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Investment income
Dividend income from non-affiliates (net of foreign withholding taxes)	$ 1,182,640	$ 147,012	$ 5,726,777	$ 2,522,217
Interest income (net of foreign withholding taxes)	3,559,363	9,774,465	—	8,178,129
Securities lending income, net	37,866	—	153,724	—
Total investment income	4,779,869	9,921,477	5,880,501	10,700,346
Expenses
Management fees (Note 5)	490,548	1,019,640	936,618	2,819,513
Administration and custody fees	150,293	260,060	195,446	773,728
Transfer agent fees	9,768	9,779	9,770	9,768
Sub-accounting fees	131,520	161,531	198,002	337,213
Audit and tax fees	66,275	80,282	42,646	82,779
Legal fees	21,956	29,054	31,232	50,659
Trustees’ fees	18,324	22,316	25,879	43,579
Registration and filing fees	31,291	28,877	31,250	35,744
Printing and postage fees	39,935	74,793	100,780	73,430
Dividend and interest on securities sold short	—	—	—	516,180
Other expenses	30,781	50,350	28,111	42,652
Total expenses	990,691	1,736,682	1,599,734	4,785,245
Less waiver of management fees (Note 5)	(336,626)	(407,790)	—	(419,435)
Net expenses	654,065	1,328,892	1,599,734	4,365,810
Net investment income	4,125,804	8,592,585	4,280,767	6,334,536
Realized and unrealized gains (losses)
Net realized gains (losses) on:
Investments	(1,661,588)	(13,404,761)	2,048,068	4,682,735
Investments sold short	—	—	—	(7,595,486)
Swap agreements	—	102,507	—	890,641
Futures contracts	—	(32,727)	—	2,100,041
Written options contracts	—	—	—	486,470
Forward foreign currency exchange contracts	—	(100,341)	(51,040)	676,204
Foreign currency transactions	—	(95,823)	(43,642)	(171,087)
Net realized gains (losses)	(1,661,588)	(13,531,145)	1,953,386	1,069,518
Net change in unrealized appreciation (depreciation) on:
Investments	(1,727,687)	5,375,232	4,475,831	(511,952)
Investments sold short	—	—	—	(1,658,316)
Swap agreements	—	(3,816)	—	(1,536,318)
Futures contracts	—	(30,979)	—	(2,485,972)
Written options contracts	—	—	—	(34,446)
Forward foreign currency exchange contracts	—	33,561	(40,310)	(468,932)
Foreign currency transactions	—	(2,206)	17,664	12,722
Net change in unrealized appreciation (depreciation)	(1,727,687)	5,371,792	4,453,185	(6,683,214)
Net realized and unrealized gains (losses)	(3,389,275)	(8,159,353)	6,406,571	(5,613,696)
Net increase (decrease) in net assets resulting from operations	$ 736,529	$ 433,232	$10,687,338	$ 720,840
Foreign withholding taxes on dividend income	$ —	$ —	$ 201,731	$ 19,163
Foreign withholding taxes on interest income	$ —	$ 42,042	$ —	$ 228
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Changes in Net Assets
	Morningstar U.S. Equity Fund		Morningstar International Equity Fund
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$ 13,977,813	$ 14,829,977	$ 19,550,459	$ 19,677,036
Net realized gains (losses)	33,183,317	205,706,369	(11,042,912)	112,311,953
Net change in unrealized appreciation (depreciation)	(8,619,394)	(261,735,692)	50,303,118	(261,417,915)
Net increase (decrease) in net assets resulting from operations	38,541,736	(41,199,346)	58,810,665	(129,428,926)
Distributions paid from:
Distributable earnings	(122,368,733)	(238,486,043)	(28,222,108)	(142,656,979)
Total distributions paid	(122,368,733)	(238,486,043)	(28,222,108)	(142,656,979)
Capital share transactions:
Proceeds from shares sold	210,902,774	299,271,430	108,253,119	229,896,726
Reinvestment of dividends	122,368,733	238,254,322	28,222,108	142,522,225
Payments for shares redeemed	(280,417,166)	(470,673,065)	(275,002,951)	(262,595,654)
Net increase (decrease) in net assets from capital share transactions	52,854,341	66,852,687	(138,527,724)	109,823,297
Total increase (decrease) in net assets	(30,972,656)	(212,832,702)	(107,939,167)	(162,262,608)
Net assets:
Beginning of year	1,489,898,834	1,702,731,536	911,919,768	1,074,182,376
End of year	$1,458,926,178	$1,489,898,834	$ 803,980,601	$ 911,919,768
Capital share transactions
Shares sold	19,809,277	22,447,159	11,756,238	20,049,671
Shares from reinvested dividends	12,325,143	18,789,082	3,108,151	13,027,211
Shares redeemed	(26,228,031)	(34,767,976)	(29,254,436)	(22,201,350)
Net increase (decrease)	5,906,389	6,468,265	(14,390,047)	10,875,532
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Changes in Net Assets (continued)
	Morningstar Global Income Fund		Morningstar Total Return Bond Fund
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$ 12,517,215	$ 10,266,250	$ 22,675,268	$ 11,943,190
Net realized gains (losses)	(16,566,026)	16,082,085	(58,471,204)	(18,212,639)
Net change in unrealized appreciation (depreciation)	6,534,428	(41,901,209)	27,090,040	(80,197,915)
Net increase (decrease) in net assets resulting from operations	2,485,617	(15,552,874)	(8,705,896)	(86,467,364)
Distributions paid from:
Distributable earnings	(19,352,530)	(28,559,019)	(22,208,256)	(18,514,280)
Total distributions paid	(19,352,530)	(28,559,019)	(22,208,256)	(18,514,280)
Capital share transactions:
Proceeds from shares sold	26,263,775	59,366,985	166,265,015	290,765,341
Reinvestment of dividends	19,352,489	28,522,540	22,207,983	18,411,734
Payments for shares redeemed	(60,980,034)	(69,249,969)	(174,157,657)	(207,900,741)
Net increase (decrease) in net assets from capital share transactions	(15,363,770)	18,639,556	14,315,341	101,276,334
Total increase (decrease) in net assets	(32,230,683)	(25,472,337)	(16,598,811)	(3,705,310)
Net assets:
Beginning of year	246,959,704	272,432,041	829,213,658	832,918,968
End of year	$214,729,021	$246,959,704	$ 812,614,847	$ 829,213,658
Capital share transactions
Shares sold	2,856,138	5,264,711	18,397,389	28,123,394
Shares from reinvested dividends	2,131,637	2,638,398	2,478,205	1,746,590
Shares redeemed	(6,638,807)	(6,198,204)	(19,247,263)	(19,777,555)
Net increase (decrease)	(1,651,032)	1,704,905	1,628,331	10,092,429
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Changes in Net Assets (continued)
	Morningstar Municipal Bond Fund		Morningstar Defensive Bond Fund
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$ 8,082,300	$ 6,878,543	$ 4,125,804	$ 3,868,771
Net realized gains (losses)	(4,095,158)	(515,409)	(1,661,588)	(1,212,853)
Net change in unrealized appreciation (depreciation)	995,239	(31,065,332)	(1,727,687)	(7,597,221)
Net increase (decrease) in net assets resulting from operations	4,982,381	(24,702,198)	736,529	(4,941,303)
Distributions paid from:
Distributable earnings	(8,029,279)	(7,143,683)	(3,670,466)	(5,383,260)
Return of capital	—	—	—	(262,291)
Total distributions paid	(8,029,279)	(7,143,683)	(3,670,466)	(5,645,551)
Capital share transactions:
Proceeds from shares sold	54,677,480	86,833,628	36,381,030	63,412,740
Reinvestment of dividends	8,029,187	7,143,683	3,670,466	5,587,623
Payments for shares redeemed	(110,891,451)	(97,330,921)	(46,306,485)	(115,025,461)
Net increase (decrease) in net assets from capital share transactions	(48,184,784)	(3,353,610)	(6,254,989)	(46,025,098)
Total increase (decrease) in net assets	(51,231,682)	(35,199,491)	(9,188,926)	(56,611,952)
Net assets:
Beginning of year	381,969,822	417,169,313	143,916,890	200,528,842
End of year	$ 330,738,140	$381,969,822	$134,727,964	$ 143,916,890
Capital share transactions
Shares sold	5,544,927	8,153,632	3,840,070	6,267,569
Shares from reinvested dividends	818,905	674,697	388,482	554,022
Shares redeemed	(11,272,498)	(9,206,617)	(4,882,636)	(11,559,469)
Net increase (decrease)	(4,908,666)	(378,288)	(654,084)	(4,737,878)
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Changes in Net Assets (continued)
	Morningstar Multisector Bond Fund		Morningstar Global Opportunistic Equity Fund
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$ 8,592,585	$ 9,603,120	$ 4,280,767	$ 3,843,266
Net realized gains (losses)	(13,531,145)	(14,080,071)	1,953,386	27,784,612
Net change in unrealized appreciation (depreciation)	5,371,792	(19,601,626)	4,453,185	(37,294,543)
Net increase (decrease) in net assets resulting from operations	433,232	(24,078,577)	10,687,338	(5,666,665)
Distributions paid from:
Distributable earnings	(4,767,523)	(9,251,076)	(5,851,851)	(40,121,142)
Total distributions paid	(4,767,523)	(9,251,076)	(5,851,851)	(40,121,142)
Capital share transactions:
Proceeds from shares sold	44,978,679	64,496,384	67,581,311	49,593,850
Reinvestment of dividends	4,767,479	9,216,889	5,851,850	40,116,316
Payments for shares redeemed	(41,436,492)	(105,249,637)	(45,535,119)	(54,427,784)
Net increase (decrease) in net assets from capital share transactions	8,309,666	(31,536,364)	27,898,042	35,282,382
Total increase (decrease) in net assets	3,975,375	(64,866,017)	32,733,529	(10,505,425)
Net assets:
Beginning of year	172,276,268	237,142,285	200,221,088	210,726,513
End of year	$176,251,643	$ 172,276,268	$232,954,617	$200,221,088
Capital share transactions
Shares sold	5,186,619	6,453,393	7,165,593	4,416,095
Shares from reinvested dividends	549,926	905,297	640,324	3,868,282
Shares redeemed	(4,786,819)	(10,759,064)	(4,882,657)	(4,811,572)
Net increase (decrease)	949,726	(3,400,374)	2,923,260	3,472,805
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Statements of Changes in Net Assets (continued)
	Morningstar Alternatives Fund
	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$ 6,334,536	$ 2,137,579
Net realized gains (losses)	1,069,518	8,544,725
Net change in unrealized appreciation (depreciation)	(6,683,214)	(13,625,412)
Net increase (decrease) in net assets resulting from operations	720,840	(2,943,108)
Distributions paid from:
Distributable earnings	(11,517,692)	(16,647,113)
Total distributions paid	(11,517,692)	(16,647,113)
Capital share transactions:
Proceeds from shares sold	69,848,746	163,288,685
Reinvestment of dividends	11,517,691	16,584,193
Payments for shares redeemed	(164,320,530)	(119,572,952)
Net increase (decrease) in net assets from capital share transactions	(82,954,093)	60,299,926
Total increase (decrease) in net assets	(93,750,945)	40,709,705
Net assets:
Beginning of year	368,480,731	327,771,026
End of year	$ 274,729,786	$ 368,480,731
Capital share transactions
Shares sold	7,011,646	15,638,714
Shares from reinvested dividends	1,173,356	1,587,729
Shares redeemed	(16,499,943)	(11,434,449)
Net increase (decrease)	(8,314,941)	5,791,994
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights
Morningstar U.S. Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.43	$13.74	$9.27	$10.68	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.11	0.12	0.14	0.13	0.05
Net realized and unrealized gains (losses)	0.13	(0.36)	4.59	(1.31)	0.64
Total income (loss) from investment operations	0.24	(0.24)	4.73	(1.18)	0.69
Less distributions paid:
From net investment income	(0.07)	(0.13)	(0.14)	(0.09)	(0.01)
From realized gains	(0.90)	(1.94)	(0.12)	(0.14)	—
Total distributions paid	(0.97)	(2.07)	(0.26)	(0.23)	(0.01)
Net asset value, end of year	$10.70	$11.43	$13.74	$9.27	$10.68
Total return[3]	2.79%	(3.11%)	51.43%	(11.42%)	6.98%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,459	$1,490	$1,703	$1,179	$678
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.87%	0.86%	0.87%	0.93%	1.08%
Total expenses after waivers/reimbursements	0.84%	0.83%	0.81%	0.81%	0.82%
Net investment income, net of waivers/reimbursements	0.99%	0.89%	1.19%	1.25%	0.98% [6]
Net investment income, before waivers/reimbursements	0.96%	0.86%	1.13%	1.13%	0.72% [6]
Portfolio turnover rate[7]	53%	61%	68%	58%	20%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights (continued)
Morningstar International Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.57	$12.72	$8.76	$10.79	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.22	0.23	0.12	0.21	0.08
Net realized and unrealized gains (losses)	0.47	(1.66)	4.17	(1.94)	0.74
Total income (loss) from investment operations	0.69	(1.43)	4.29	(1.73)	0.82
Less distributions paid:
From net investment income	(0.10)	(0.18)	(0.14)	(0.19)	(0.03)
From realized gains	(0.22)	(1.54)	(0.19)	(0.11)	—
Total distributions paid	(0.32)	(1.72)	(0.33)	(0.30)	(0.03)
Net asset value, end of year	$9.94	$9.57	$12.72	$8.76	$10.79
Total return[3]	7.61%	(12.77%)	49.22%	(16.65%)	8.19%
Supplemental data and ratios:
Net assets, end of year (millions)	$804	$912	$1,074	$764	$469
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	1.08%	1.06%	1.08%	1.14%	1.29%
Total expenses after waivers/reimbursements	0.99%	0.98%	0.89%	0.92%	0.94%
Net investment income, net of waivers/reimbursements	2.33%	1.89%	1.09%	2.08%	1.66% [6]
Net investment income, before waivers/reimbursements	2.24%	1.81%	0.90%	1.86%	1.31% [6]
Portfolio turnover rate[7]	21%	67%	41%	36%	19%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights (continued)
Morningstar Global Income Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.82	$11.62	$9.54	$10.58	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.53	0.42	0.35	0.37	0.16
Net realized and unrealized gains (losses)	(0.38)	(1.03)	2.09	(0.94)	0.52
Total income (loss) from investment operations	0.15	(0.61)	2.44	(0.57)	0.68
Less distributions paid:
From net investment income	(0.49)	(0.45)	(0.35)	(0.42)	(0.10)
From realized gains	(0.34)	(0.74)	(0.01)	(0.05)	—
Total distributions paid	(0.83)	(1.19)	(0.36)	(0.47)	(0.10)
Net asset value, end of year	$9.14	$9.82	$11.62	$9.54	$10.58
Total return[3]	1.88%	(6.00%)	26.01%	(5.73%)	6.85%
Supplemental data and ratios:
Net assets, end of year (millions)	$215	$247	$272	$235	$186
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.73%	0.62%	0.62%	0.64%	0.90%
Total expenses after waivers/reimbursements	0.73%	0.62%	0.61%	0.58%	0.58%
Net investment income, net of waivers/reimbursements	5.73%	3.76%	3.28%	3.52%	3.15% [6]
Net investment income, before waivers/reimbursements	5.73%	3.76%	3.27%	3.46%	2.83% [6]
Portfolio turnover rate[7]	63%	138%	59%	62%	27%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights (continued)
Morningstar Total Return Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.42	$10.69	$10.88	$10.48	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.26	0.61	0.16	0.26	0.15
Net realized and unrealized gains (losses)	(0.36)	(1.65)	0.17	0.68	0.45
Total income (loss) from investment operations	(0.10)	(1.04)	0.33	0.94	0.60
Less distributions paid:
From net investment income	(0.26)	(0.17)	(0.21)	(0.28)	(0.12)
From realized gains	—	(0.06)	(0.31)	(0.26)	—
Total distributions paid	(0.26)	(0.23)	(0.52)	(0.54)	(0.12)
Net asset value, end of year	$9.06	$9.42	$10.69	$10.88	$10.48
Total return[3]	(1.03%)	(9.97%)	2.95%	9.13%	6.01%
Supplemental data and ratios:
Net assets, end of year (millions)	$813	$829	$833	$519	$415
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements[6]	0.73%	0.71%	0.74%	0.81%	0.88%
Total expenses after waivers/reimbursements[6]	0.53%	0.53%	0.53%	0.53%	0.53%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	0.53%	0.52%	0.53%	0.53%	0.53%
Net investment income, net of waivers/reimbursements	2.89%	1.39%	1.41%	2.43%	2.89% [7]
Net investment income, before waivers/reimbursements	2.69%	1.21%	1.20%	2.15%	2.54% [7]
Portfolio turnover rate[8]	302%	346%	438%	612%	318%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	Expenses include dividend and interest expense of less than 0.01% for April 30, 2023, 0.01% for April 30, 2022 and less than 0.01% for April 30, 2021, April 30, 2020 and April 30, 2019, respectively.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights (continued)
Morningstar Municipal Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.94	$10.75	$10.14	$10.38	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.23	0.18	0.21	0.23	0.12
Net realized and unrealized gains (losses)	(0.07)	(0.81)	0.61	(0.21)	0.36
Total income (loss) from investment operations	0.16	(0.63)	0.82	0.02	0.48
Less distributions paid:
From net investment income	(0.23)	(0.18)	(0.21)	(0.23)	(0.10)
From realized gains	—	— [3]	—	(0.03)	—
Total distributions paid	(0.23)	(0.18)	(0.21)	(0.26)	(0.10)
Net asset value, end of year	$9.87	$9.94	$10.75	$10.14	$10.38
Total return[4]	1.67%	(5.93%)	8.14%	0.11%	4.79%
Supplemental data and ratios:
Net assets, end of year (millions)	$331	$382	$417	$340	$105
Ratio to average net assets of:[5,6]
Total expenses before waivers/reimbursements	0.67%	0.65%	0.66%	0.77%	1.05%
Total expenses after waivers/reimbursements	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income, net of waivers/reimbursements	2.34%	1.65%	1.98%	2.17%	2.48% [7]
Net investment income, before waivers/reimbursements	2.25%	1.58%	1.90%	1.98%	2.01% [7]
Portfolio turnover rate[8]	22%	41%	53%	127%	115%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Rounds to less than 0.01.
[4]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[5]	Ratios are annualized for periods less than one year.
[6]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights (continued)
Morningstar Defensive Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.69	$10.24	$10.17	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.29	0.20	0.20	0.20	0.11
Net realized and unrealized gains (losses)	(0.23)	(0.46)	0.16	0.13	0.08
Total income (loss) from investment operations	0.06	(0.26)	0.36	0.33	0.19
Less distributions paid:
From net investment income	(0.26)	(0.19)	(0.19)	(0.23)	(0.09)
From realized gains	—	(0.08)	(0.10)	(0.03)	—
From return of capital	—	(0.02)	—	—	—
Total distributions paid	(0.26)	(0.29)	(0.29)	(0.26)	(0.09)
Net asset value, end of year	$9.49	$9.69	$10.24	$10.17	$10.10
Total return[3]	0.63%	(2.61%)	3.56%	3.36%	1.87%
Supplemental data and ratios:
Net assets, end of year (millions)	$135	$144	$201	$183	$156
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.73%	0.64%	0.64%	0.66%	0.93%
Total expenses after waivers/reimbursements	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income, net of waivers/reimbursements	3.03%	1.96%	1.92%	2.02%	2.28% [6]
Net investment income, before waivers/reimbursements	2.78%	1.80%	1.76%	1.84%	1.83% [6]
Portfolio turnover rate[7]	16%	45%	53%	88%	4%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights (continued)
Morningstar Multisector Bond Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.00	$10.52	$9.39	$10.28	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.45	0.43	0.44	0.46	0.27
Net realized and unrealized gains (losses)	(0.44)	(1.54)	0.94	(0.83)	0.21
Total income (loss) from investment operations	0.01	(1.11)	1.38	(0.37)	0.48
Less distributions paid:
From net investment income	(0.24)	(0.30)	(0.25)	(0.43)	(0.20)
From realized gains	—	(0.11)	—	(0.09)	—
Total distributions paid	(0.24)	(0.41)	(0.25)	(0.52)	(0.20)
Net asset value, end of year	$8.77	$9.00	$10.52	$9.39	$10.28
Total return[3]	0.23%	(10.95%)	14.79%	(3.97%)	4.86%
Supplemental data and ratios:
Net assets, end of year (millions)	$176	$172	$237	$192	$161
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	1.04%	0.92%	0.91%	0.98%	1.18%
Total expenses after waivers/reimbursements	0.80%	0.79%	0.79%	0.79%	0.80%
Net investment income, net of waivers/reimbursements	5.14%	4.25%	4.31%	4.52%	5.41% [6]
Net investment income, before waivers/reimbursements	4.90%	4.12%	4.19%	4.33%	5.03% [6]
Portfolio turnover rate[7]	131%	97%	127%	138%	53%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights (continued)
Morningstar Global Opportunistic Equity Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.57	$12.08	$9.28	$10.38	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.20	0.21	0.14	0.23	0.12
Net realized and unrealized gains (losses)	0.27	(0.43)	2.99	(0.91)	0.37
Total income (loss) from investment operations	0.47	(0.22)	3.13	(0.68)	0.49
Less distributions paid:
From net investment income	(0.12)	(0.26)	(0.23)	(0.21)	(0.11)
From realized gains	(0.15)	(2.03)	(0.10)	(0.21)	—
Total distributions paid	(0.27)	(2.29)	(0.33)	(0.42)	(0.11)
Net asset value, end of year	$9.77	$9.57	$12.08	$9.28	$10.38
Total return[3]	5.15%	(2.77%)	34.01%	(7.07%)	4.97%
Supplemental data and ratios:
Net assets, end of year (millions)	$233	$200	$211	$138	$56
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements	0.80%	0.78%	0.78%	0.94%	1.48%
Total expenses after waivers/reimbursements	0.80%	0.78%	0.74%	0.73%	0.64%
Net investment income, net of waivers/reimbursements	2.15%	1.81%	1.28%	2.29%	2.38% [6]
Net investment income, before waivers/reimbursements	2.15%	1.81%	1.24%	2.08%	1.54% [6]
Portfolio turnover rate[7]	47%	96%	52%	66%	76%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Financial Highlights (continued)
Morningstar Alternatives Fund
	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.12	$10.71	$10.12	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.19	0.07	0.12	0.25	0.05
Net realized and unrealized gains (losses)	(0.15)	(0.14)	0.77	(0.05)	0.08
Total income (loss) from investment operations	0.04	(0.07)	0.89	0.20	0.13
Less distributions paid:
From net investment income	(0.20)	(0.14)	(0.13)	(0.14)	(0.03)
From realized gains	(0.18)	(0.38)	(0.17)	(0.04)	—
Total distributions paid	(0.38)	(0.52)	(0.30)	(0.18)	(0.03)
Net asset value, end of year	$9.78	$10.12	$10.71	$10.12	$10.10
Total return[3]	0.42%	(0.78%)	8.92%	1.94%	1.26%
Supplemental data and ratios:
Net assets, end of year (millions)	$275	$368	$328	$186	$112
Ratio to average net assets of:[4,5]
Total expenses before waivers/reimbursements[6]	1.44%	1.45%	1.68%	1.48%	1.91%
Total expenses after waivers/reimbursements[6]	1.31%	1.31%	1.26%	1.13%	0.96%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	1.16%	1.15%	1.12%	0.87%	0.77%
Net investment income, net of waivers/reimbursements	1.91%	0.63%	1.14%	2.45%	1.08% [7]
Net investment income, before waivers/reimbursements	1.78%	0.49%	0.72%	2.10%	0.13% [7]
Portfolio turnover rate[8]	358%	433%	372%	154%	103%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.
[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	Expenses include dividend and interest expense of 0.16%, 0.16%, 0.14%, 0.26%, and 0.19% for April 30, 2023, April 30, 2022 , April 30, 2021, April 30, 2020, and April 30, 2019, respectively.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.
See accompanying Notes to Financial Statements

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements
1. Organization
Morningstar Funds Trust (the "Trust") was organized as a Delaware statutory trust on March 1, 2017.  The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust has authorized capital of unlimited shares of beneficial interest at no par value, which may be issued in one or more series of the Trust.
The Trust is currently authorized to offer shares in nine separate series which commenced operations on November 2, 2018 (each a "Fund" and collectively, the "Funds"):
Morningstar U.S. Equity Fund	Morningstar Defensive Bond Fund
Morningstar International Equity Fund	Morningstar Multisector Bond Fund
Morningstar Global Income Fund	Morningstar Global Opportunistic Equity Fund
Morningstar Total Return Bond Fund	Morningstar Alternatives Fund
Morningstar Municipal Bond Fund
Each Fund represents a distinct portfolio with its own investment objectives and is treated as a separate legal entity. Each Fund is classified and operates as a diversified fund under the 1940 Act. Each Fund's shares are classified as Institutional shares. Morningstar Investment Management LLC (“MIM” or “Adviser”) serves as the investment adviser of each Fund.
The investment objective of each Fund is as follows:
Morningstar Funds	Investment Objective
U.S. Equity Fund	Long-term capital appreciation
International Equity Fund	Long-term capital appreciation
Global Income Fund	Current income and long-term capital appreciation
Total Return Bond Fund	Total return maximization, income generation and capital preservation
Municipal Bond Fund	Income exempt from federal income taxes as well as capital preservation
Defensive Bond Fund	Capital preservation
Multisector Bond Fund	Total return through a combination of current income and capital appreciation
Global Opportunistic Equity Fund	Long-term capital appreciation over a full market cycle
Alternatives Fund	Long-term capital appreciation and low sensitivity to traditional U.S. asset classes
On March 9, 2022, after consideration and evaluation of various factors and information, the Board of Trustees approved to change the name of the Morningstar Unconstrained Allocation Fund to the Morningstar Global Opportunistic Equity Fund. The name change became effective May 2, 2022.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
The Trust follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.
Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.
Valuation of Investments: All securities and other investments are valued at their estimated fair value, as described in Note 4.
Cash and Foreign Currencies: Cash comprises U.S. Dollar and foreign currency deposits held at a bank(s) or custodian bank(s) which may exceed insured limits. In the event of the financial institution’s insolvency, recovery of the Fund’s cash may be limited to the insurance afforded by Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC).
Due to/from Brokers: Due to/from brokers represents cash balances and securities on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. Cash held with brokers is not available for withdrawal upon demand, and is considered restricted as it is not available for use until it is returned to the Fund upon exiting the position to which the collateral relates. The Funds are subject to credit risk should the prime brokers or counterparties be unable to meet their obligations to the Funds.
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Alternatives Fund
Assets
Cash collateral for derivatives	$ 440,660	$4,851,209	$350,000	$1,599,850
Deposits with broker for futures contracts	711,195	5,069,638	116,947	887,134
Due from broker	$1,151,855	$9,920,847	$466,947	$2,486,984

Liabilities
Cash collateral received for derivatives	$ 157,582	$2,733,309	$ 398	$ 499,283
Deposits with broker for futures contracts	—	79,480	2,225	5,000
Due to broker	$ 157,582	$2,812,789	$ 2,623	$ 504,283
Foreign Currency Translation: The books and records of the Funds are maintained in U.S. Dollars. The Funds’ assets and liabilities in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of the transaction. The Funds’ income earned and expense incurred in foreign denominated currencies are translated into U.S. Dollars at the prevailing exchange rate on the date of such activity.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
The Funds do not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) from transactions in investment securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statements of Operations.
Realized gains (losses) from settlement of foreign currency and foreign currency transactions reported on the Statements of Operations arise from the disposition of foreign currency and a change between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. Dollar equivalent of the amounts actually received or paid. Changes in unrealized appreciation (depreciation) on foreign currency and foreign currency translations reported on the Statements of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at year end.
Investment Transactions and Investment Income: Investment transactions are accounted for as of trade date. Realized gains and losses on investment transactions are recorded on a specifically identified cost basis. Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums using the effective yield method. In the case of a defaulted debt obligation, the accrual of interest income is halted when management becomes aware that the interest income is not collectible, and already accrued interest income may be written off. Dividend income (expense) net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the ex-date dividend notification. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Other non-cash dividends are recognized as investment income at the fair value of the assets received.
Expenses:  Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund generally are allocated among all Funds in the Trust in proportion to each Fund’s relative average net assets.
Federal Income Taxes: Each Fund’s policy is to comply with all sections of Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), necessary to qualify for federal income tax purposes as a regulated investment company and to distribute substantially all of its taxable income and capital gains to shareholders as required. No provision for federal income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries on securities sold or held in certain foreign jurisdictions. Such taxes are generally based on income and/or capital gains earned or repatriated. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of April 30, 2023, the International Equity Fund had non-U.S. taxes accrued in the amount of $14,929, which is included as payable for deferred capital gains tax in the Statements of Assets and Liabilities and net against the change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will materially change in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The returns of the Funds for the prior three fiscal years as well as current year are open for examination. As of April 30, 2023, the Funds had no examinations in progress.
Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid as follows:
Morningstar Funds	Frequency
U.S. Equity Fund	Annually
International Equity Fund	Annually
Global Income Fund	Monthly
Total Return Bond Fund	Monthly
Municipal Bond Fund	Monthly
Defensive Bond Fund	Monthly
Multisector Bond Fund	Monthly
Global Opportunistic Equity Fund	Annually
Alternatives Fund	Annually
Distributions of net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from U.S. GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal year may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Funds’ financial statements presented under U.S. GAAP.
Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties.
3. Investment Types
The Funds may utilize the following types of investments described below to execute their investment strategy to the extent permitted by the Funds' investment policies.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.
Collateralized Bond Obligations (CBOs), Collateralized Loan Obligations (CLOs), and Other Collateralized Debt Obligations (CDOs): A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which a Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.
Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which a Fund may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause the Fund’s net asset value to decline, potentially significantly. Uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Convertible Securities and Warrants: Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In addition to the general risks associated with equity securities, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Warrants and similar rights are instruments that give a Fund the right to purchase certain securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds' have no obligation to exercise the warrant and buy the stock.
Equity-Linked Investments: Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.
Forward Commitments and Dollar Rolls: A Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments). In the case of to-be-announced (TBA) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of a Fund’s net assets. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although a Fund

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Notes to Financial Statements (continued)
will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if a subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.
A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
A Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.
The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.
Inflation-Protected Securities: A Fund may invest in U.S. Treasury Inflation Protected Securities (U.S. TIPS), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.
Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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Notes to Financial Statements (continued)
The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers ("CPI-U"), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.
In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a Registered Investment Company (RIC) and to eliminate any fund level income tax liability under the Code.
Distressed Companies, Loan Participations, Assignments and Unfunded Commitments: From time to time, a Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the role of the lender which made the loan to the company before its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.
The length of time remaining until maturity on the Indebtedness is one factor the subadvisers consider in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it. A Fund may purchase loans from national and state-chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

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Notes to Financial Statements (continued)
Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below.
When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.
The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and re-borrow specified amounts on demand. These types of investments may include standby financing commitments, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations in the Funds’ Financial Statements. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.
Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by a Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.

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Notes to Financial Statements (continued)
Mortgage Dollar Rolls: A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.
Private Placement and Restricted Securities: A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Private placement and restricted securities are not registered under the Securities Act of 1933 (the "Securities Act"), as amended, and may be neither listed on an exchange nor traded in other established markets. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held, and potentially at prices lower than their fair market value. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.
The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.
Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public

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Notes to Financial Statements (continued)
offering for which a registration statement is in effect under the Securities Act. Issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were registered or publicly traded.
From time to time, a restricted security may be registered for resale. A considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security freely under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities.
When selling restricted securities to the public, a Fund may be deemed to be an underwriter for purposes of the Securities Act, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.
Restricted securities held by each Fund as of April 30, 2023 are disclosed in the Schedules of Investments.
Securities Sold Short: Certain Funds may sell securities they do not own (a short sale) as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, which could be unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. A Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as net change in unrealized appreciation (depreciation) on the Statements of Operations.
The Funds are required to pledge cash or liquid securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Daily market fluctuations and trading activity could cause the value of securities sold short to be more or less than the value of the collateral segregated. Cash deposited with the broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedules of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security.

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Notes to Financial Statements (continued)
Special Purpose Acquisition Companies (SPACs):  The Morningstar Alternatives Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC is a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. SPACs typically issue public shares and warrants or rights pursuant to an initial public offering, and also typically issue “founders” shares and warrants or rights to the SPAC sponsor. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Morningstar Alternatives Fund may invest in SPACs for a variety of investment purposes, including to achieve income. These investments may include investments in the public shares, warrants or rights issued directly with a SPAC or may include founder’s shares, warrants or rights, either directly or indirectly through shares of a holding company. Some SPACs provide the opportunity for public common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Morningstar Alternatives Fund may invest in certain SPAC founder investments where the SPAC securities or the securities of a holding company owning SPAC securities will not be registered under the Securities Act, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Morningstar Alternatives Fund does not presently intend to invest more than 5% of its net assets in unregistered SPACs at time of purchase, but reserves the right to increase that amount in appropriate situations.
Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) founders shares, warrants or rights are subject to a greater risk of loss than public securities issued by a SPAC, and (x) the values of  investments in SPACs may be highly volatile and may depreciate significantly over time. As of April 30, 2023, there were no SPACs or funding commitments held by the Morningstar Alternatives Fund.

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Notes to Financial Statements (continued)
Zero Coupon and Payment In-Kind Bonds: A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments to satisfy its distribution requirements under the Code. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment, if any, from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.
4. Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The Net Asset Value ("NAV") of the Funds’ shares are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open (each a “Business Day”). The NAV per share of each Fund is computed by dividing the total current value of the assets of such Fund, less liabilities, by the total number of shares of the Fund outstanding at the time the computation is made. In general, investments for which market quotations are readily available are valued at current market value, while investments whose market quotations are not readily available (as defined by Rule 2a-5 of the Investment Company Act of 1940, as amended) are fair valued.
As permitted under Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated Morningstar Investment Management LLC to serve as the valuation designee. MIM, as valuation designee, carries out its day-to-day fair value responsibilities required under Rule 2a-5 through its Pricing Committee (the “Pricing Committee”) in accordance with procedures approved by the Board.
U.S. exchange-traded equity securities for which market quotations are readily available shall be valued at the regular trading session’s closing price on the exchange or system in which such securities are principally traded. Securities not traded on the valuation date are priced at the most recent quoted bid price. Non-U.S. exchange-traded equity securities prices are based on primary local market quotations. Depending upon local market convention or regulation, the price may represent the last sale price or the mean between the last bid and ask price at the close of the appropriate exchange or at designated times as determined by the appropriate governing body. For countries that allow securities to trade on multiple exchanges (e.g., U.S., Japan, Germany and India), the value of the security will be taken to be the last reported closing price from the security’s primary exchange. Over the Counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Pricing Committee under procedures approved by the Board.

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Notes to Financial Statements (continued)
Short-term debt obligations with remaining maturities in excess of 60 days are typically valued using evaluated prices provided by a pricing service provider. To reflect their fair value, short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, utilize amortized cost to maturity based on their cost to a Fund.
Each Fund may invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Pricing Committee under procedures approved by the Board. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer.
The Pricing Committee uses independently provided quantitative models that may adjust the closing prices of certain foreign equity and fixed income securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing price. Adjustment factors may be greater than, less than, or equal to 1. Thus, use of these quantitative models could cause a Fund to value a security higher, lower or equal to its closing market price, which in turn could cause the Fund’s NAV per share to differ from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in ‘‘time zone arbitrage,’’ i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Funds. Securities subjected to an adjustment factor due to the use of these quantitative models are not specifically designated as such on the Funds’ Schedule of Investments. Securities with a fair value factor applied are classified as Level 2.
All other assets of a Fund are valued in such manner as the Pricing Committee in good faith deems appropriate to reflect their fair value. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
Securities for which market quotations are not readily available or are unreliable are fair valued by the Pricing Committee in accordance with the methodologies approved by such Committee and are classified as Level 3.
Valuation Techniques: The following inputs and techniques may be used by the Funds to value their portfolio holdings and to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with U.S. GAAP.
Equity securities, including securities sold short, rights, warrants, exchange traded funds (“ETFs”) and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market, or composite in which each security trades. Shares of open end investment companies, other than exchange-traded funds, are valued at their NAV.

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Notes to Financial Statements (continued)
An equity for which no sales are reported, as in the case of a security that is traded in the OTC market or a less liquid listed equity, is generally valued at its last bid price (in the case of short sales, at the ask price).
Listed options are generally valued at the last reported settlement price on the exchange or OTC market on which they principally trade. If the settlement price is not available, then listed options will be valued at the last traded price if the last traded price falls between bid/ask spread; and if the last traded price falls outside of the bid/ask spread, then the calculated mean based on bid/ ask prices obtained from the primary exchange will be used.
Futures contracts are generally valued at the last reported settlement price on the exchange or OTC market on which they principally trade. If the settlement price is not available, then futures contracts will be valued at the last traded price.
Exchange-traded derivatives, such as futures contracts and exchange-traded option contracts, are typically classified within Level 1 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last reported settlement price on the date of determination on the exchange that constitutes the principal market or, if the settlement price is not available, generally at the last traded price. For listed options contracts, if the last traded price falls outside the bid/ask spread, then the calculated mean based on bid/ask prices obtained from the primary exchange will be used. Centrally cleared swaps listed or traded on a multilateral trade facility platform are valued on a daily basis using quotations provided by an independent pricing service.
Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on a methodology approved by the Pricing Committee.  This includes certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost (unless conditions indicate otherwise), which approximates fair value.
When observable prices are not available, the Pricing Committee may use one or more valuation approaches (e.g., the market approach or the income approach), including proprietary models for which sufficient and reliable data is available. These investments are classified as Level 3 and have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include illiquid securities. Within Level 3, the market approach generally is based on the technique of using comparable market transactions/multiples, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.

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Notes to Financial Statements (continued)
Securities for which market quotations are not readily available or are unreliable are fair valued by the Pricing Committee in accordance with the procedures approved by the Board. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While each Fund’s use of fair value pricing is intended to result in calculation of a NAV that fairly reflects security values as of the time of pricing, a Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the fair valuation procedures may be reviewed or adjusted.
The inputs used by the Pricing Committee in estimating the value of Level 3 investments may include, if applicable, such factors as described in the procedures approved by the Board, including, but not limited to, the original transaction price, recent transactions in the same or similar instruments, completed or pending third party transactions in the underlying investment or comparable issuers, third party broker quotes, deal terms, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, changes in financial ratios or cash flows, benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Pricing Committee in the absence of market information. Assumptions used by the Pricing Committee due to the lack of observable inputs may significantly impact the fair value of an investment.
Forward contracts are typically classified within Level 2 of the fair value hierarchy. The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
OTC derivatives, including options on forward contracts, put and call options, contracts for differences and swap contracts, are valued by the Pricing Committee on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable.
The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Fair Valuation Hierarchy: Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a framework and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities (e.g. equity securities and open end investment companies).
Level 2 – prices determined using other significant observable inputs including, but not limited to, quoted prices for similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
Level 3 – prices determined using significant unobservable inputs (including the Pricing Committee’s own assumptions in determining the fair value of investments).
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.
A valuation hierarchy including information regarding Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.
The Pricing Committee determined that based on their analysis of the market and access to market participants, the Russian equity securities held by the Funds had little or no value as of April 30, 2023. Refer to Market Risk in Note 10 for more information.
5. Investment Advisory and Other Agreements
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish certain portfolio management services to the Funds.
Pursuant to the Agreement, the Funds have contractually agreed to pay the Adviser a management fee calculated on the average daily net assets of each Fund, in the annual ratios below.
Morningstar Funds	Ratio
U.S. Equity Fund	0.67%
International Equity Fund	0.83%
Global Income Fund	0.35%
Total Return Bond Fund	0.44%
Municipal Bond Fund	0.44%
Defensive Bond Fund	0.36%
Multisector Bond Fund	0.61%
Global Opportunistic Equity Fund	0.47%

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Morningstar Funds	Ratio
Alternatives Fund	0.85%
Pursuant to the Agreement, the Adviser is responsible for performing and overseeing portfolio management services to the Funds. In addition to selecting the overall investment strategies of the Funds, the Adviser oversees and monitors the selection and performance of the subadvisers and allocates assets among the subadvisers. The subadvisers manage each Fund’s investment portfolio pursuant to subadvisory agreements with the Adviser. The Adviser manages a portion of each Fund which may include securities such as equities, ETFs, mutual funds, money market fund investments and, where applicable, transacting in forward foreign currency contracts.
The Trust and the Adviser have entered into a contractual expense limitation agreement (Base Expense Limitation Agreement) whereby the Adviser has agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2023, to the extent necessary to ensure that the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the following rates, based on each Fund’s average daily net assets.  The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statements of Assets and Liabilities.  The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the year ended April 30, 2023, the Funds’ Adviser waived fees and/or reimbursed expenses pursuant to the Base Expense Limitation Agreement for each of the Funds as follows:
Morningstar Funds	Base Expense Cap	Management Fees Waived
U.S. Equity Fund	0.85%	$311,223
International Equity Fund	1.00%	697,185
Global Income Fund	0.89%	—
Total Return Bond Fund	0.53%	1,530,492
Municipal Bond Fund	0.59%	289,312
Defensive Bond Fund	0.48%	336,626
Multisector Bond Fund	0.80%	399,447
Global Opportunistic Equity Fund	1.00%	—
Alternatives Fund	1.29%	—
The Trust and the Adviser have entered into a supplemental expense limitation agreement (Supplemental Expense Limitation Agreement) whereby the Adviser has agreed to waive all or a portion of its fees or assume certain other expenses of each Fund at least through August 31, 2023, to the extent necessary to ensure that the total annual fund operating expenses (excluding the above listed expenses other than acquired fund fees and expenses) do not exceed the following rates, based on each Fund’s average daily net assets. The amount the Adviser owes a Fund as of the reporting date is recorded as a Receivable from Adviser in the Statement of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. This management fee waiver and/or expense reimbursement will not be subject to future recoupment. For the year ended April 30, 2023, after taking fees waived and/or expenses reimbursed pursuant to the Base Expense Limitation Agreement into account, the Funds’ Adviser further waived fees and/or reimbursed expenses pursuant to the Supplemental Expense Limitation Agreement for each of the Funds as follows:

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Morningstar Funds	Supplemental Expense Cap	Management Fees Waived
U.S. Equity Fund	0.85%	$165,459
International Equity Fund	1.00%	117,180
Global Income Fund	0.75%	—
Total Return Bond Fund	0.54%	30,566
Municipal Bond Fund	0.59%	20,086
Defensive Bond Fund	0.55%	—
Multisector Bond Fund	0.80%	8,343
Global Opportunistic Equity Fund	0.93%	—
Alternatives Fund	1.20%	419,435
As of April 30, 2023, the Trust has entered into subadvisory agreements with the following entities by Fund:
Morningstar Funds	Subadvisers
U.S. Equity Fund	ClearBridge Investments, LLC
Diamond Hill Capital Management, Inc.
Easterly Investment Partners LLC[1]
Massachusetts Financial Services Company, d/b/a MFS Investment Management
Wasatch Advisors, Inc., d/b/a Wasatch Global Investors
Westwood Management Corp.
International Equity Fund	Harding Loevner, L.P. Harris Associates, L.P. Lazard Asset Management LLC T. Rowe Price Associates, Inc.
Global Income Fund	Cullen Capital Management, LLC Western Asset Management Company, LLC
Total Return Bond Fund	BlackRock Financial Management, Inc. Western Asset Management Company, LLC
Municipal Bond Fund	Allspring Global Investments, LLC T. Rowe Price Associates, Inc.
Defensive Bond Fund	First Pacific Advisors, LP
Multisector Bond Fund	Loomis, Sayles & Company, L.P. TCW Investment Management Company LLC Voya Investment Management Company, LLC
Global Opportunistic Equity Fund	Lazard Asset Management LLC
Alternatives Fund	BlackRock Financial Management, Inc. SSI Investment Management LLC Water Island Capital, LLC
1On June 21, 2023, after consideration and evaluation of various factors and information, the Board of Trustees approved the termination with and the services of Easterly Investment Partners LLC as subadviser for the Morningstar U.S. Equity Fund. This termination is anticipated to be effective in the third quarter of the calendar year.
Pursuant to the subadvisory agreements between the subadvisers, the Adviser and the Trust, the Adviser will pay the subadvisers out of the management fees it receives from the Funds.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
The Trust has an administration agreement with The Northern Trust Company (“Northern Trust”), which provides certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.  Northern Trust also serves as custodian of each Fund’s securities and cash, transfer agent and dividend disbursing agent.
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), serves as the principal underwriter and distributor of the Trust’s shares. The Adviser, at its own expense, pays the Distributor an annual fee in consideration for certain distribution related services. Foreside Management Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“FMS”) provides a Principal Financial Officer to the Trust. The Trust has agreed to pay FMS an annual base fee and has agreed to reimburse FMS for certain expenses incurred on behalf of the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or the Funds.
The Trust, on behalf of the Funds, has agreements with various financial intermediaries and “mutual fund supermarkets”, under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries assess asset-based fees in consideration for providing certain account maintenance, record keeping and transactional and other shareholder services reflected as "Sub-accounting fees" on the Statement of Operations.
6. Investment Transactions
During the year ended April 30, 2023, the cost of purchases and the proceeds from sales of investments (excluding in-kind transactions, derivatives and short-term investments) were as follows:
	Purchases		Sales
Morningstar Funds	U.S. Government	Other	U.S. Government	Other	Securities Sold Short	Covers on Securities Sold Short
U.S. Equity Fund	$ —	$741,844,247	$ —	$ 789,120,399	$ —	$ —
International Equity Fund	—	170,845,088	—	333,244,008	—	—
Global Income Fund	—	132,345,200	7,324,209	146,185,442	—	—
Total Return Bond Fund	1,793,224,233	275,493,923	1,820,522,013	243,502,360	391,368,354	381,659,500
Municipal Bond Fund	—	70,020,052	—	100,604,252	—	—
Defensive Bond Fund	—	19,951,197	—	30,998,197	—	—
Multisector Bond Fund	41,352,767	215,484,947	42,308,574	164,615,303	3,932	—
Global Opportunistic Equity Fund	—	117,286,369	—	88,830,431	—	—
Alternatives Fund	—	982,291,043	—	1,022,826,855	236,212,300	200,030,215

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
7. Securities Lending
The Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund, and Morningstar Global Opportunistic Equity Fund participate in a securities lending program. Under the securities lending program, Northern Trust serves as the Securities Lending Agent (or "Agent") pursuant to a Securities Lending Authorization Agreement (the “Securities Lending Agreement”). The Securities Lending Agent provides the following services for the aforementioned Funds in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions contained in the Securities Lending Agreement; (ii) selecting securities to be loaned pursuant to the Securities Lending Agent’s impartial sequencing; (iii) reviewing creditworthiness of securities lending counterparties; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) each business day, monitoring the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (vi) negotiating loan terms; (vii) recordkeeping and account servicing; (viii) monitoring dividend/distribution activity relating to loaned securities; and (ix) arranging for return of loaned securities to the Funds at loan termination.
Each Fund will limit lending to be less than one third of the value of its total assets. The Funds’ securities held at the Securities Lending Agent as custodian shall be available to be lent except those securities the Funds specifically identify in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. securities and a value of no less than 105% of the market value for non-U.S. securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. securities on loan and not less than 105% of the current value of the non-U.S. securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on, or in respect of, the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.
Cash collateral received is invested in a money market fund managed by Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation as disclosed in each Fund’s Schedule of Investments and reflected on the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is held by the Securities Lending Agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
The following is a summary of the Funds' securities on loan and related cash and non-cash collateral received as of April 30, 2023:
Morningstar Funds	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
U.S. Equity Fund	$ 48,541,439	$ 7,684,961	$ 41,654,683	$ 49,339,644
International Equity Fund	23,691,423	15,575,650	9,121,681	24,697,331
Global Income Fund	12,460,319	11,396,039	1,341,584	12,737,623
Total Return Bond Fund	10,752,319	8,897,952	2,076,108	10,974,060
Defensive Bond Fund	7,247,260	2,082,163	5,370,584	7,452,747
Global Opportunistic Equity Fund	9,882,327	6,780,470	3,243,164	10,023,634

*There are no restrictions or maturity dates on the cash collateral received from borrower. The remaining contractual maturity of securities lending transactions with non-cash collateral are as follows:
Morningstar Funds	Up to 30 Days	30-90 Days	Over 90 Days	Total Non-Cash Collateral Received
U.S. Equity Fund	$ 5,253	$ 1,081,056	$ 40,568,374	$ 41,654,683
International Equity Fund	82	16,829	9,104,770	9,121,681
Global Income Fund	29,157	98,663	1,213,764	1,341,584
Total Return Bond Fund	48,561	153,986	1,873,561	2,076,108
Defensive Bond Fund	—	—	5,370,584	5,370,584
Global Opportunistic Equity Fund	396	81,506	3,161,262	3,243,164

Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner. There also may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss. To mitigate borrower default risk, the Funds benefit from a borrower default indemnity provided by the Securities Lending Agent. The Securities Lending Agent’s indemnity allows for full replacement of securities lent wherein the Agent will purchase the unreturned loaned securities on the open market applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, the Securities Lending Agent will purchase the unreturned loan securities at the Agent’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.
Due to the absence of a master netting agreement related to the Funds' participation in securities lending, no offsetting disclosure has been made on behalf of the Funds.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
8. Financial Derivative Instruments
Certain Funds may transact in derivatives as part of their principal investment strategies in an attempt to achieve their investment objective.  The Funds’ derivative contracts are not accounted for as hedging instruments under U.S. GAAP. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.
Forward Foreign Currency Contracts: A forward foreign currency contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A forward foreign currency contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a Fund sells a security denominated in one currency and purchases a security denominated in another currency.
At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of a forward foreign currency contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contract are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the Commodity Futures Trading Commission (CFTC) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the adviser to CFTC registration and regulation as a commodity pool operator with respect to that Fund.
The successful use of these transactions will usually depend on the adviser’s or a subadviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
replacement counterparties may become limited. Moreover, investors should bear in mind that the Funds are not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments and presented as gross unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts in the Statements of Operations. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Realized gains or losses, if any, are included in Net realized gains (losses) on forward foreign currency exchange contracts in the Statements of Operations.
Futures Contracts: A Fund may enter into futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, rate, currency or commodity, at a specified price at a specified later date. A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If MIM or a subadviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.
When a Fund enters into a futures contract, it must deliver to an account controlled by a futures commission merchant ("FCM") an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, if MIM’s or a subadviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.
There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.
Each Fund will incur brokerage fees in connection with its futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Futures contracts outstanding at year end, if any, are listed after each Fund’s Schedule of Investments.The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. As of April 30, 2023, the Morningstar Global Income Fund, the Morningstar Total Return Bond Fund, the Morningstar Multisector Bond Fund and the Morningstar Alternatives Fund pledged cash to cover margin requirements for open futures positions in an amount of $711,195, $4,990,158, $114,722 and $882,134, respectively, which is included in Due from Broker on the Statements of Assets and Liabilities.
Options on Futures Contracts: Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby a Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument.
The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM.
A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk

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because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.
Options: A Fund may purchase and sell call and put options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.
As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.
As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.
Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

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If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the money), or above the current value of the underlying reference instrument at the time the option is written.
As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.
Options involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment adviser is not successful in using options in managing a Fund’s investments, the Fund’s performance will be worse than if the investment adviser did not employ such strategies.
Options on Interest-Rate Swaps: An option on an interest-rate swap (sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest-rate swap. Options on swap agreements involve the risks associated with

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Notes to Financial Statements (continued)
derivative instruments generally, as well as the additional risks associated with both options and swaps generally. A pay fixed option on an interest-rate swap gives the buyer the right to establish a position in an interest-rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest-rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.
Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest-rate swap and therefore also the value of the option on the interest-rate swap will change. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.
Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.
When a Fund purchases an option on a swap, an amount equal to the premium paid by the Fund is recorded as an Investment on the Schedules of Investments, the value of which is marked-to-market daily based upon quotations from market makers to reflect its current market value. If the option on a swap expires, a Fund realizes a loss equal to the amount of the premium paid. Changes in the value of an option on a swap are reported as unrealized gains or losses.
Interest Rate, Inflation Index and Total Return Swap Contracts: A Fund may purchase interest-rate swaps. A Fund may use interest-rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. A Fund may also enter into inflation index swaps to manage exposure to inflation risk. An inflation index swap is an agreement between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value. A Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indexes or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.
A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

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If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.
For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For interest rate contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Operations.
Interest rate swaps are marked to market daily and the change is recorded as unrealized gain (loss) on swap contracts in the Statements of Operations. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Schedules of Investments. Non-deliverable interest rate swap contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Centrally cleared interest rate swaps may have forward effective dates. The amortization of the upfront premiums (if applicable) and payments related to these swap contracts begin on the effective date of the contract. Interest rate, inflation index and total return swaps contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.
Credit Default Swaps: A Fund may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation. As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

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Notes to Financial Statements (continued)
A Fund may enter into credit default swap contracts as protection buyer to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.
Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.
A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.
For centrally cleared swaps, the Schedules of Investments include the cumulative appreciation (depreciation), while only the current day’s variation margin is reported within the Statements of Assets and Liabilities. For credit default swap contracts, an up-front payment received by a Fund is recorded as a liability and an upfront payment made by a Fund is recorded as an asset on the Fund’s Statement of Assets and Liabilities. Upfront payments are amortized over the term of the contract. If there is no upfront payment or receipt, market value will equal unrealized appreciation (depreciation). Periodic payments received (paid) by a Fund are recorded as realized gains (losses) from the expiration or closing of swap contracts on the Fund’s Statement of Operations.

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Notes to Financial Statements (continued)
The credit default contracts are marked to market daily and the change, if any, is recorded as an unrealized gain or loss. Changes in market value are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the up-front payment, is recorded as a realized gain or loss on swap contracts in the Statements of Operations.
Each Fund's risk of loss associated with these instruments may exceed their fair value, as recorded in the Schedules of Investments. Credit default swap contracts outstanding, including their respective notional amounts at year end, if any, are listed within each Fund’s Schedule of Investments.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default contracts on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Contracts for Differences: The Morningstar Alternatives Fund may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow the Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, the Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by the Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

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Notes to Financial Statements (continued)
Master Netting Agreements: Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.
As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.
Master Repurchase Agreements govern repurchase agreements, borrowed bond agreements and reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and counterparty under a Master Repurchase Agreement are permitted to sell, repledge, or use the collateral associated with the transaction.
Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.
Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded as Deposits with brokers for centrally cleared swaps and Deposits with brokers for futures contracts on the Statements of Assets and Liabilities. For exchange-traded futures or centrally cleared swaps, initial margin is posted, and daily changes in fair value are recorded as a payable or receivable on the Statements of Assets and Liabilities as Variation margin on centrally cleared swaps and Variation margin on futures contracts. Variation margin is determined separately for exchange-traded futures and centrally cleared swaps and cannot be netted.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or

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Notes to Financial Statements (continued)
termination. Events of termination include a decline in a Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could be material to the financial statements and impact a Fund’s future derivative activity.
Collateral and margin requirements differ according to the terms of each type of Master Agreement. Collateral is routinely transferred if the total net exposure net of existing collateral already in place governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold. Collateral can be in the form of cash, debt securities issued by the U.S. government, money market funds and other securities as agreed to by a Fund and the applicable counterparty, or as permitted by the clearing house or exchange.
Collateral pledged by a Fund for OTC derivatives pursuant to a Master Agreement is segregated by the Fund’s custodian and identified as an asset in the Statements of Assets and Liabilities either as a component of Investments in non-affiliates, at value (securities) or in Due from broker (cash). Segregation of a Fund’s collateral in the custodian account helps mitigate counterparty risk.
Collateral posted for the benefit of a Fund pursuant to a Master Agreement is held by a custodian of the Fund. Amounts which can be invested or repledged, are presented in each Fund's Schedule of Investments. Collateral received is reflected as a liability within Due to broker in the Statements of Assets and Liabilities.
The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The Funds’ derivative contracts are not accounted for as hedging instruments under GAAP. The effects of such derivative instruments on the Funds' financial position and financial performance for the year ended April 30, 2023 are as follows:
	Assets					Liabilities
	Unrealized Appreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options and Swaptions at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options and Swaptions at Fair Market Value	Total
Morningstar Global Income Fund
Foreign exchange rate risk	$ —	$ —	$ 41,167	$48,462	$ 89,629	$ —	$ —	$112,156	$ 7,971	$ 120,127
Interest rate risk	692,742	120,137	—	138	813,017	74,868	11,914	—	985	87,767
Total	692,742	120,137	41,167	48,600	902,646	74,868	11,914	112,156	8,956	207,894
Netting positions	(74,868)	(11,914)	(41,167)	(8,956)	(136,905)	(74,868)	(11,914)	(41,167)	(8,956)	(136,905)
Net Fair Value of Derivative Contracts	$617,874	$108,223	$ —	$39,644	$ 765,741	$ —	$ —	$ 70,989	$ —	$ 70,989
Morningstar Total Return Bond Fund
Credit risk	$ —	$862,141	$ —	$ —	$ 862,141	$ —	$105,330	$ —	$ —	$ 105,330

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Notes to Financial Statements (continued)
	Assets					Liabilities
	Unrealized Appreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Appreciation on Forward Currency Exchange Contracts	Purchased Options and Swaptions at Fair Market Value	Total	Unrealized Depreciation on Futures Contracts(1)	Swaps and Contracts for Difference at Fair Value(2)	Unrealized Depreciation on Forward Currency Exchange Contracts	Written Options and Swaptions at Fair Market Value	Total
Morningstar Total Return Bond Fund (continued)
Foreign exchange rate risk	$ —	$ —	$ 115,792	$ 28,061	$ 143,853	$ —	$ —	$ 163,049	$ 3,780	$ 166,829
Interest rate risk	738,020	281,347	—	804,307	1,823,674	1,125,086	431,509	—	751,489	2,308,084
Total	738,020	1,143,488	115,792	832,368	2,829,668	1,125,086	536,839	163,049	755,269	2,580,243
Netting positions	(738,020)	(536,839)	(115,792)	(755,269)	(2,145,920)	(738,020)	(536,839)	(115,792)	(755,269)	(2,145,920)
Net Fair Value of Derivative Contracts	$ —	$ 606,649	$ —	$ 77,099	$ 683,748	$ 387,066	$ —	$ 47,257	$ —	$ 434,323
Morningstar Multisector Bond Fund
Foreign exchange rate risk	$ —	$ —	$ 114,920	$ —	$ 114,920	$ —	$ —	$ 91,783	$ —	$ 91,783
Interest rate risk	64,668	—	—	—	64,668	95,647	—	—	—	95,647
Total	64,668	—	114,920	—	179,588	95,647	—	91,783	—	187,430
Netting positions	(64,668)	—	(91,783)	—	(156,451)	(64,668)	—	(91,783)	—	(156,451)
Net Fair Value of Derivative Contracts	$ —	$ —	$ 23,137	$ —	$ 23,137	$ 30,979	$ —	$ —	$ —	$ 30,979
Morningstar Global Opportunistic Equity Fund
Foreign exchange rate risk	$ —	$ —	$ 1,412	$ —	$ 1,412	$ —	$ —	$ 41,722	$ —	$ 41,722
Total	—	—	1,412	—	1,412	—	—	41,722	—	41,722
Netting positions	—	—	(1,412)	—	(1,412)	—	—	(1,412)	—	(1,412)
Net Fair Value of Derivative Contracts	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 40,310	$ —	$ 40,310
Morningstar Alternatives Fund
Credit risk	$ —	$ —	$ —	$ —	$ —	$ —	$ 111,902	$ —	$ —	$ 111,902
Equity risk	—	59,107,206	—	71,889	59,179,095	—	53,280,400	—	—	53,280,400
Foreign exchange rate risk	—	—	9,983	—	9,983	—	—	162,400	—	162,400
Inflation risk	—	5,179	—	—	5,179	—	585	—	—	585
Interest rate risk	49,373	39,853	—	—	89,226	994,281	154,691	—	11,520	1,160,492
Total	49,373	59,152,238	9,983	71,889	59,283,483	994,281	53,547,578	162,400	11,520	54,715,779
Netting positions	(49,373)	(53,547,578)	(9,983)	(11,520)	(53,618,454)	(49,373)	(53,547,578)	(9,983)	(11,520)	(53,618,454)
Net Fair Value of Derivative Contracts	$ —	$ 5,604,660	$ —	$ 60,369	$ 5,665,029	$ 944,908	$ —	$ 152,417	$ —	$ 1,097,325

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
[1]	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes cumulative appreciation/depreciation on centrally-cleared swap agreements as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table indicates the effects of derivative instruments, by primary underlying risk exposure and contract type, on the Statements of Operations for the year ended April 30, 2023:
	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total
Morningstar International Equity Fund
Foreign exchange rate risk	$ —	$ —	$ 271,036	$ —	$ 271,036	$ —	$ —	$(190,134)	$ —	$ (190,134)
Total	$ —	$ —	$ 271,036	$ —	$ 271,036	$ —	$ —	$(190,134)	$ —	$ (190,134)
Morningstar Global Income Fund
Credit risk	$ —	$ (217)	$ —	$ —	$ (217)	$ —	$ —	$ —	$ —	$ —
Foreign exchange rate risk	—	—	281,218	(74,079)	207,139	—	—	55,670	50,174	105,844
Interest rate risk	(1,336,901)	78,703	—	(20,120)	(1,278,318)	760,355	86,320	—	5,293	851,968
Total	$ (1,336,901)	$ 78,486	$ 281,218	$ (94,199)	$(1,071,396)	$ 760,355	$ 86,320	$ 55,670	$ 55,467	$ 957,812
Morningstar Total Return Bond Fund
Credit risk	$ —	$ 789,746	$ —	$ 1,179	$ 790,925	$ —	$ 1,113,686	$ —	$ —	$ 1,113,686
Equity risk	—	113,457	—	4,657,732	4,771,189	—	—	—	—	—
Foreign exchange rate risk	—	—	418,187	(104,387)	313,800	—	—	(236,502)	(1,186)	(237,688)
Interest rate risk	(13,586,087)	3,860,289	—	(86,195)	(9,811,993)	5,277,005	(1,998,708)	—	(525,664)	2,752,633
Total	$(13,586,087)	$4,763,492	$ 418,187	$4,468,329	$(3,936,079)	$5,277,005	$ (885,022)	$(236,502)	$(526,850)	$ 3,628,631
Morningstar Multisector Bond Fund
Credit risk	$ —	$ 102,507	$ —	$ —	$ 102,507	$ —	$ (3,816)	$ —	$ —	$ (3,816)
Foreign exchange rate risk	—	—	(100,341)	—	(100,341)	—	—	33,561	—	33,561
Interest rate risk	(32,727)	—	—	—	(32,727)	(30,979)	—	—	—	(30,979)
Total	$ (32,727)	$ 102,507	$(100,341)	$ —	$ (30,561)	$ (30,979)	$ (3,816)	$ 33,561	$ —	$ (1,234)
Morningstar Global Opportunistic Equity Fund
Foreign exchange rate risk	$ —	$ —	$ (51,040)	$ —	$ (51,040)	$ —	$ —	$ (40,310)	$ —	$ (40,310)
Total	$ —	$ —	$ (51,040)	$ —	$ (51,040)	$ —	$ —	$ (40,310)	$ —	$ (40,310)
Morningstar Alternatives Fund
Credit risk	$ —	$ (200,073)	$ —	$ —	$ (200,073)	$ —	$ (26,456)	$ —	$ —	$ (26,456)
Equity risk	—	1,787,758	—	(696,409)	1,091,349	—	(1,495,079)	—	(109,997)	(1,605,076)
Foreign exchange rate risk	—	—	676,204	—	676,204	—	—	(468,932)	—	(468,932)

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations					Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total	Futures Contracts	Swaps and Contracts for Difference	Forward Currency Exchange Contracts	Purchased/ Written Options and Swaptions	Total
Inflation risk	$ —	$ (17,395)	$ —	$ —	$ (17,395)	$ —	$ (123,657)	$ —	$ —	$ (123,657)
Interest rate risk	2,100,041	(679,649)	—	—	1,420,392	(2,485,972)	108,874	—	—	(2,377,098)
Total	$2,100,041	$ 890,641	$676,204	$(696,409)	$2,970,477	$(2,485,972)	$(1,536,318)	$(468,932)	$(109,997)	$(4,601,219)
The following tables present the Funds’ gross OTC derivative assets and liabilities by counterparty and contract type net of amounts available for offset under netting arrangements and any related collateral received or posted by the Funds’ as of April 30, 2023.
Morningstar Global Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 41,167	$112,156
Futures contracts	692,742	74,868
Interest rate swap contracts*	120,137	11,914
Purchased options	48,600	—
Written options	—	8,956
Total gross amount of derivatives in the Statement of Assets and Liabilities	$ 902,646	$207,894
Less: Derivatives not subject to MNA or similar agreements	(813,017)	(87,767)
Total gross amount of derivatives subject to MNA or similar agreement	$ 89,629	$120,127

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
BNP Paribas	$38,966	$(25,408)	$13,558	$—	$13,558
Goldman Sachs	28,948	(6,602)	22,346	—	22,346
JPMorgan Chase	1,454	(1,454)	—	—	—
Morgan Stanley	20,261	(20,261)	—	—	—
Total	$89,629	$(53,725)	$35,904	$—	$35,904

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
BNP Paribas	$ (25,408)	$25,408	$ —	$—	$ —
Goldman Sachs	(6,602)	6,602	—	—	—
JPMorgan Chase	(8,042)	1,454	(6,588)	—	(6,588)
Morgan Stanley	(80,075)	20,261	(59,814)	—	(59,814)
Total	$(120,127)	$53,725	$(66,402)	$—	$(66,402)

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Morningstar Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 115,792	$ 163,049
Futures contracts	738,020	1,125,086
Interest rate swap contracts*	281,347	431,509
Credit default swap contracts*	862,141	105,330
Purchased options	348,314	—
Purchased swaptions	484,054	—
Written options	—	442,824
Written swaptions	—	312,445
Total gross amount of derivatives in the Statement of Assets and Liabilities	$ 2,829,668	$ 2,580,243
Less: Derivatives not subject to MNA or similar agreements	(2,178,311)	(2,062,805)
Total gross amount of derivatives subject to MNA or similar agreement	$ 651,357	$ 517,438

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America(a)	$162,206	$ (36,700)	$125,506	$(125,506)	$—
Barclays	74,092	(74,092)	—	—	—
BNP Paribas(a)	90,948	(12,982)	77,966	(77,966)	—
Citibank (a)	43,697	(5,122)	38,575	(38,575)	—
Deutsche Bank	15,700	(15,700)	—	—	—
Goldman Sachs	186,751	(186,751)	—	—	—
HSBC (a)	7,659	(2,639)	5,020	(5,020)	—
JPMorgan Chase	25,553	(25,553)	—	—	—
Morgan Stanley(a)	38,779	(27,210)	11,569	(11,569)	—
Standard Chartered Bank	1,197	(1,197)	—	—	—
State Street	1,423	(1,423)	—	—	—
Toronto—Dominion Bank	150	(150)	—	—	—
UBS	3,202	(3,202)	—	—	—
Total	$651,357	$(392,721)	$258,636	$(258,636)	$—

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ (36,700)	$ 36,700	$ —	$ —	$ —
Barclays (a)	(101,447)	74,092	(27,355)	27,355	—
BNP Paribas	(12,982)	12,982	—	—	—
Citibank	(5,122)	5,122	—	—	—
Deutsche Bank(a)	(77,785)	15,700	(62,085)	62,085	—
Goldman Sachs	(186,979)	186,751	(228)	—	(228)
HSBC	(2,639)	2,639	—	—	—
JPMorgan Chase(b)	(41,387)	25,553	(15,834)	10,000	(5,834)
Morgan Stanley	(27,210)	27,210	—	—	—
Standard Chartered Bank	(3,770)	1,197	(2,573)	—	(2,573)

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Morningstar Total Return Bond Fund  (continued)
Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
State Street	$ (2,817)	$ 1,423	$ (1,394)	$ —	$ (1,394)
Toronto—Dominion Bank	(1,956)	150	(1,806)	—	(1,806)
UBS	(16,644)	3,202	(13,442)	—	(13,442)
Total	$(517,438)	$392,721	$(124,717)	$99,440	$(25,277)

(a)	Actual amount of collateral received from Bank of America, BNP Paribas, Citibank, HSBC and Morgan Stanley and pledged by the Fund to Barclays and Deutsche Bank exceeded the net amount before collateral and is included in Due to broker and Due from broker, respectively in the Statements of Assets and Liabilities.
(b)	Actual amount of collateral pledged by the Fund to JPMorgan Chase is included in Due from broker in the Statements of Assets and Liabilities.
Morningstar Multisector Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$114,920	$ 91,783
Futures contracts	64,668	95,647
Total gross amount of derivatives in the Statement of Assets and Liabilities	$179,588	$187,430
Less: Derivatives not subject to MNA or similar agreements	(64,668)	(95,647)
Total gross amount of derivatives subject to MNA or similar agreement	$114,920	$ 91,783

*	The values of swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ 38,698	$ (8,908)	$29,790	$—	$29,790
Barclays	15,891	(9,255)	6,636	—	6,636
BNP Paribas	38,186	(716)	37,470	—	37,470
Citibank	9,731	(9,658)	73	—	73
JPMorgan Chase	11,871	(11,871)	—	—	—
Standard Chartered Bank	543	(543)	—	—	—
Total	$114,920	$(40,951)	$73,969	$—	$73,969

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ (8,908)	$ 8,908	$ —	$—	$ —
Barclays	(9,255)	9,255	—	—	—
Barings	(4,029)	—	(4,029)	—	(4,029)
BNP Paribas	(716)	716	—	—	—
Citibank	(9,658)	9,658	—	—	—
Goldman Sachs	(27,165)	—	(27,165)	—	(27,165)
JPMorgan Chase	(21,879)	11,871	(10,008)	—	(10,008)
Standard Chartered Bank	(10,173)	543	(9,630)	—	(9,630)
Total	$(91,783)	$40,951	$(50,832)	$—	$(50,832)

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Morningstar Global Opportunistic Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$1,412	$41,722
Total gross amount of derivatives in the Statement of Assets and Liabilities	$1,412	$41,722
Less: Derivatives not subject to MNA or similar agreements	—	—
Total gross amount of derivatives subject to MNA or similar agreement	$1,412	$41,722

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
State Street	$1,412	$(1,412)	$—	$—	$—
Total	$1,412	$(1,412)	$—	$—	$—

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
State Street	$(41,722)	$1,412	$(40,310)	$—	$(40,310)
Total	$(41,722)	$1,412	$(40,310)	$—	$(40,310)
Morningstar Alternatives Fund
Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency exchange contracts	$ 9,983	$ 162,400
Futures contracts	49,373	994,281
Contracts for difference*	59,107,206	53,280,400
Interest rate swap contracts*	39,853	154,691
Credit default swap contracts*	—	111,902
Inflation swap contracts*	5,179	585
Purchased options	71,889	—
Written options	—	11,520
Total gross amount of derivatives in the Statement of Assets and Liabilities	$59,283,483	$54,715,779
Less: Derivatives not subject to MNA or similar agreements	(166,294)	(1,272,979)
Total gross amount of derivatives subject to MNA or similar agreement	$59,117,189	$53,442,800

*	The values of contracts for differences and swap agreements are the market values listed on the Schedules of Investments.

Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ 1,035	$ (663)	$ 372	$ —	$ 372
Barclays	23,071,272	(21,082,549)	1,988,723	—	1,988,723
Citibank	6	(6)	—	—	—
Deutsche Bank	2,196	(1,802)	394	—	394
Goldman Sachs(a)	23,198,285	(22,562,546)	635,739	(150,000)	485,739
JPMorgan Chase	12,838,325	(9,636,452)	3,201,873	—	3,201,873

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Counterparty	Gross Assets	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Morgan Stanley	$ 6,070	$ (6,070)	$ —	$ —	$ —
Total	$59,117,189	$(53,290,088)	$5,827,101	$(150,000)	$5,677,101

Counterparty	Gross Liabilities	Offset	Net Amount Before Collateral	Collateral (Received) Pledged	Net Exposure
Bank of America	$ (663)	$ 663	$ —	$—	$ —
Barclays	(21,082,549)	21,082,549	—	—	—
Citibank	(211)	6	(205)	—	(205)
Deutsche Bank	(1,802)	1,802	—	—	—
Goldman Sachs	(22,562,546)	22,562,546	—	—	—
JPMorgan Chase	(9,636,452)	9,636,452	—	—	—
Morgan Stanley	(158,577)	6,070	(152,507)	—	(152,507)
Total	$(53,442,800)	$53,290,088	$(152,712)	$—	$(152,712)

(a)	Actual amount of collateral received from Goldman Sachs is included in Due to broker in the Statements of Assets and Liabilities.

For the year ended April 30, 2023, the quarterly average notional values were as follows and are representative of the trading volume of the derivatives held by the Funds.
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Futures Contracts:
Average Notional Balance - Long	$64,839,070	$310,843,189	$5,144,805	$ —	$ 5,683,633
Average Notional Balance - Short	10,546,867	214,743,361	3,848,652	—	42,841,433
Ending Notional Balance - Long	48,417,487	211,563,419	5,633,031	—	2,107,197
Ending Notional Balance - Short	19,261,788	251,861,797	4,534,234	—	39,244,020
Forward Foreign Currency Exchange Contracts:
Average Settlement Value - Purchased	4,904,647	11,768,415	2,492,633	1,891,187	10,484,198
Average Settlement Value - Sold	6,996,681	9,169,574	4,701,344	—	2,583,718
Ending Settlement Value - Purchased	5,343,505	7,003,793	2,662,698	7,564,749	9,454,226
Ending Settlement Value - Sold	7,350,364	5,037,933	6,398,751	—	3,870,046
Contracts for Difference:
Average Notional Balance - Long	—	—	—	—	1,250,410

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Contracts for Difference (continued):
Average Notional Balance - Short	$ —	$ —	$ —	$—	$ 1,360,751
Ending Notional Balance - Long	—	—	—	—	1,077,031
Ending Notional Balance - Short	—	—	—	—	1,211,680
Inflation Swaps:
Average Notional Balance - Pays Fixed Rate	—	2,022,500	—	—	843,922
Average Notional Balance - Receives Fixed Rate	—	2,169,400	—	—	675,357
Ending Notional Balance - Pays Fixed Rate	—	—	—	—	276,000
Ending Notional Balance - Receives Fixed Rate	—	—	—	—	2,026,072
Interest Rate Swaps:
Average Notional Balance - Pays Fixed Rate	3,120,000	59,426,367	—	—	9,286,772
Average Notional Balance - Receives Fixed Rate	379,885	23,717,897	—	—	9,907,189
Ending Notional Balance - Pays Fixed Rate	2,147,000	35,885,045	—	—	8,445,760
Ending Notional Balance - Receives Fixed Rate	1,519,541	5,387,220	—	—	8,264,069
Credit Default Swaps:
Average Notional Balance - Buy Protection	—	3,310,247	1,087,963	—	3,467,500
Average Notional Balance - Sell Protection	—	104,039,755	166,300	—	1,050,000
Ending Notional Balance - Buy Protection	—	1,916,546	—	—	6,935,000
Ending Notional Balance - Sell Protection	—	76,949,000	—	—	—
Options:
Average Notional Balance - Purchased	2,604,879	77,598,118	—	—	19,179,051
Average Notional Balance - Written	1,318,110	150,287,112	—	—	17,493,014
Ending Notional Balance - Purchased	5,086,826	119,121,739	—	—	12,868,961
Ending Notional Balance - Written	3,106,780	192,837,952	—	—	11,788,380

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Swaptions:
Average Notional Balance - Purchased	$—	$46,794,040	$—	$—	$—
Average Notional Balance - Written	—	93,724,768	—	—	—
Ending Notional Balance - Purchased	—	9,850,200	—	—	—
Ending Notional Balance - Written	—	6,069,600	—	—	—
9. Federal Income Tax Matters
As of April 30, 2023, the cost and aggregate gross unrealized appreciation (depreciation) of long security positions, short security positions and derivative instruments for federal income tax purposes were as follows:
Morningstar Funds	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Equity Fund	$1,335,336,895	$204,889,997	$(74,446,923)	$130,443,074
International Equity Fund	807,921,330	79,741,538	(76,841,470)	2,900,068
Global Income Fund	228,017,120	7,392,113	(12,111,588)	(4,719,475)
Total Return Bond Fund	921,341,580	4,378,925	(59,776,167)	(55,397,242)
Municipal Bond Fund	347,983,270	718,845	(18,972,947)	(18,254,102)
Defensive Bond Fund	144,518,668	230,141	(7,358,672)	(7,128,531)
Multisector Bond Fund	185,449,744	2,713,225	(13,365,192)	(10,651,967)
Global Opportunistic Equity Fund	229,621,253	13,082,012	(10,749,976)	2,332,036
Alternatives Fund	281,261,868	6,940,753	(20,848,757)	(13,908,004)
The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on credit default swaps, contracts for difference, futures contracts, foreign exchange contracts, passive foreign investment companies (“PFICs”), 305(c) deemed dividends, straddle loss deferrals, investment in interest only ("IO") securities and contingent payment debt instruments ("CPDIs"), and timing of income recognition from Real Estate Investment Trusts (“REITs”).
As of April 30, 2023, the components of distributable earnings (loss) (excluding paid in capital) on a tax basis were as follows:
Morningstar Funds	Current Distributable Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total Accumulated Earnings
U.S. Equity Fund	$—	$5,450,542	$17,133,007	$130,444,771	$—	$—	$153,028,320

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Morningstar Funds	Current Distributable Tax-Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryforwards	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total Accumulated Earnings
International Equity Fund	$ —	$14,735,360	$ (9,579,354)	$ 2,888,225	$ —	$ (92)	$ 8,044,139
Global Income Fund	—	1,498,085	(20,508,265)	(4,719,475)	—	(25)	(23,729,680)
Total Return Bond Fund	—	699,468	(79,072,112)	(55,411,356)	—	(268)	(133,784,268)
Municipal Bond Fund	167,124	—	(4,799,187)	(18,254,102)	—	—	(22,886,165)
Defensive Bond Fund	—	36,353	(3,120,048)	(7,128,532)	—	—	(10,212,227)
Multisector Bond Fund	—	456,786	(21,459,699)	(10,653,812)	—	(44)	(31,656,769)
Global Opportunistic Equity Fund	—	2,548,034	937,412	2,326,857	—	—	5,812,303
Alternatives Fund	—	1,905,757	—	(13,900,981)	(7,309,473)	—	(19,304,697)
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At April 30, 2023, no reclassification was recorded.
The tax character of distributions paid during the fiscal year ended April 30, 2023 were as follows:
	Fiscal Year Ended April 30, 2023
Morningstar Funds	Tax-Exempt Income	Ordinary Income	Capital Gains	Total Distributions Paid
U.S. Equity Fund	$ —	$18,811,662	$103,557,071	$122,368,733
International Equity Fund	—	14,561,814	13,660,294	28,222,108
Global Income Fund	—	11,680,371	7,672,134	19,352,505
Total Return Bond Fund	—	22,207,988	—	22,207,988
Municipal Bond Fund	7,795,775	233,504	—	8,029,279
Defensive Bond Fund	—	3,670,466	—	3,670,466
Multisector Bond Fund	—	4,767,479	—	4,767,479
Global Opportunistic Equity Fund	—	4,269,209	1,582,642	5,851,851
Alternatives Fund	—	11,324,569	193,123	11,517,692
The tax character of distributions paid during the fiscal year ended April 30, 2022 were as follows:

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
	Fiscal Year Ended April 30, 2022
Morningstar Funds	Tax Exempt Income	Ordinary Income	Capital Gains	Return of Capital	Total Distributions Paid
U.S. Equity Fund	$ —	$110,198,770	$128,287,273	$ —	$238,486,043
International Equity Fund	—	45,662,593	96,994,386	—	142,656,979
Global Income Fund	—	14,947,148	13,613,661	—	28,560,809
Total Return Bond Fund	—	13,881,661	4,639,870	—	18,521,531
Municipal Bond Fund	6,838,232	64,365	241,086	—	7,143,683
Defensive Bond Fund	—	4,600,989	785,732	262,291	5,649,012
Multisector Bond Fund	—	8,172,757	1,078,319	—	9,251,076
Global Opportunistic Equity Fund	—	14,334,709	25,786,433	—	40,121,142
Alternatives Fund	—	13,669,424	2,977,689	—	16,647,113
Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital loss carry forwards with no expiration will retain their character as either short-term or long-term capital losses.
At April 30, 2023, the Morningstar International Equity Fund, Global Income Fund, Total Return Bond Fund, Municipal Bond Fund, Defensive Bond Fund, and Multisector Bond Fund had capital losses incurred that will be carried forward indefinitely under the provisions of the Act in the amount of $7,050,714, $14,175,080, $32,826,860, $1,014,677, $521,173, $15,068,238 for short-term capital loss carry-forward and $2,528,640, $6,333,185, $46,245,252, $3,784,510, $2,598,875, $6,391,461 for long-term capital loss carry-forward, respectively.
For the period subsequent to October 31, 2022, through the fiscal year ended April 30, 2023, the following Funds incurred net capital losses and/or late year ordinary losses for which the Funds intend to treat as having been incurred in the following fiscal year:
Morningstar Funds
Alternatives Fund	$ 7,309,473
10. Principal Risks and Concentrations
Active Management Risk: The Funds are actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Funds' performance depends heavily on Morningstar’s skill and judgments around allocating assets to subadvisers, open- and closed-end investment companies, ETFs and individual securities. A Fund could experience losses if these judgments prove to be incorrect.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Absolute Return Strategy Risk: In seeking low sensitivity to traditional U.S. asset classes, the Alternatives Fund uses an absolute return strategy and a benchmark index of cash-like instruments. Unlike most equity funds, the Fund should not be expected to benefit from broad equity market returns, and unlike traditional bond funds, it may not generate current income or benefit when interest rates decline.
Asset Allocation Risk: In an attempt to invest in areas that look most attractive on a valuation basis, the Funds may favor asset classes or market segments that cause the Funds to underperform their benchmarks.
Collateralized Debt Obligations (CDO) Risk: In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by a Fund as illiquid investments.
Call Risk: During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing a Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Consumer Cyclical Sector Risk: The consumer cyclical sector consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of consumer goods and services that have cyclical characteristics, such as automotive manufacturers, retail companies, and housing-related companies. Consumer cyclical companies rely heavily on business cycles and economic conditions. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Consumer Noncyclical Sector Risk: The consumer noncyclical sector consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail. These companies may be adversely impacted by changes in domestic and global economic conditions, natural and man-made disasters, political, social or labor unrest, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Convertible Securities Risk: Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Credit Risk: Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
Currency Risk: Because certain Funds may invest in securities of non-U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Cybersecurity Risk: A Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of a Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result
Derivatives Risk: A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that a Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Emerging-Markets Risk: Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
European Market Risk: Adverse economic and political events in Europe may cause a Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries. In addition, the risk of investing in Europe may be heightened due to Russia's military invasion of Ukraine in February 2022 and the United Kingdom’s departure from the EU on January 31, 2020. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. While it is not possible to determine the precise impact these events may have on a Fund, during

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments.
Financials Sector Risk: Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Floating-Rate Notes Risk: Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income.
Foreign Securities Risk: Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.
Geographic Concentration Risk: To the extent that a Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund.
High-Yield Risk: High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Indexed and Inverse Securities Risk: Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. A Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Interest-Rate Risk: The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Investment Company and ETF Risk: An investment company, including an open or closed-end mutual fund or ETF, in which a Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. A Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for a Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
LIBOR Risk: Certain instruments in which a Fund, or the underlying funds in which a Fund invests, may utilize the London Interbank Overnight Rate (LIBOR) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority, which regulates LIBOR, phased out certain LIBOR at the end of 2021 and intends to phase out the remaining LIBOR rate in 2023. The potential effect of a transition away from LIBOR on the investments held by a Fund or underlying funds cannot yet be determined. To the extent that a Fund or underlying funds have exposure to contracts or instruments based on LIBOR that do not include fallback provisions, those investments may have an increased risk of becoming illiquid.
Long/Short Strategy Risk: While the Alternatives Fund may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the Fund could lose money on both positions, if the portfolio managers judge the market incorrectly.
Market Risk: The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility, market closures and dislocations, liquidity constraints, supply chain issues, increased trading costs and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and ongoing future impact of COVID-19 (or other future epidemics or pandemics) are unpredictable, and may exacerbate other types of risks that apply to a Fund and negatively impact a Fund's performance and the value of your investment in a Fund.
Russia’s invasion of Ukraine in late February 2022 has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and North America. The resulting responses of various countries, the European Union and NATO to Russia’s actions, the potential for further sanctions, military escalation and other corresponding events, including potential retaliatory actions by Russia, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. Certain sectors including, but not limited to, energy, financials, commodities, engineering, and defense may be particularly affected. This could negatively impact a Fund's performance and the value of an investment in a Fund, even beyond any direct investment exposure a Fund may have to Russian issuers or the adjoining geographic regions. Any such disruptions caused by Russian military action, resulting sanctions or other actions (including cyberattacks) may magnify the impact of other risks.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Master Limited Partnership (MLP) Risk: MLPs are subject to, among other risks, cash flow risks, tax risk, deferred tax risk and capital market risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that an MLP might lose its partnership status for tax purposes. Deferred tax risk is the risk that we incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital markets risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.
Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk: When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
In addition, one of the major economic impacts of the COVID-19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, a Fund’s investments.
Multimanager and Subadviser Selection Risk: To a significant extent, a Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Municipal Securities Risk: The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due.
Portfolio Turnover Risk: Certain Funds may engage in active and frequent trading of their portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark-ups, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Preferred Stock Risk: Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.
Private Placements Risk: Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Quantitative Models Risk: Morningstar may utilize quantitative models in managing all or a portion of a Fund. Such quantitative models may not perform as expected and may cause a Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation, or maintenance of the technology used in the quantitative model. These issues could negatively impact investment returns. Quantitative models may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models by Morningstar will enable a Fund to achieve its objective.
REITs and Other Real Estate Companies Risk: REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market;

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.
Risks of Investing in Asian Issuers: Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which a Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject a Fund to a higher degree of risk. To the extent a Fund invests in securities of companies located in or operating in China, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of such issuers meet PCAOB standards.
Risks of Investing in Latin American Issuers: The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of a Fund’s investments.
Short Sales Risk: Short sales involve selling a security a Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. Short sales are highly speculative and may subject a Fund to, at least theoretically, unlimited risk due to the fact that the value of the security underlying the short sale may appreciate indefinitely. Short sales also create leverage which increases a Fund’s exposure to the market.
Smaller Companies Risk: The stocks of small- or mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Sovereign Debt Securities Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Supranational Entities Risk: A Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
Technology Sector Risk: Securities issued by technology companies have historically been volatile due to the rapid pace of product change and development within the sector. Technology companies are subject to intense competition, rapid obsolescence of their products or lack of commercial success, issues with obtaining financing or regulatory approvals, product incompatibility, delays in or cancellation of the release of anticipated products, and high required corporate capital expenditure for research and development of new products. The activities of these companies may also be adversely affected by changes in government regulations, worldwide technological developments, and changes in consumer preferences or investor perception of a company and/or its products or services.
U.S. Government Securities Risk: U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which a Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
When-Issued and Delayed Delivery Securities Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
11. Principal Ownership
As of April 30, 2023, the Funds had omnibus accounts owning more than 5% of the total Institutional shares outstanding of each Fund as follows:
Morningstar Funds	Number of Shareholders	% Ownership[1]
U.S. Equity Fund	5	99%
International Equity Fund	5	99%
Global Income Fund	5	99%
Total Return Bond Fund	5	99%
Municipal Bond Fund	5	99%
Defensive Bond Fund	4	96%
Multisector Bond Fund	5	99%
Global Opportunistic Equity Fund	5	99%

Morningstar Funds Trust    April 30, 2023

Notes to Financial Statements (continued)
Morningstar Funds	Number of Shareholders	% Ownership[1]
Alternatives Fund	5	99%

[1]Includes omnibus positions of broker-dealers representing numerous shareholder accounts.
Investment activities of these shareholders may have a material effect on the Funds.
12. Line of Credit
The Funds have a $50 million line of credit agreement with Northern Trust. Borrowings are made solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because several Funds participate and collateral requirements apply, there is no assurance that an individual Fund will have access to the entire $50 million at any particular time. Interest is charged to each Fund based on its borrowings at an amount of 1.25% above the Federal Funds rate. In addition, an administration fee of $10,000 is payable annually and allocated among the Funds based on net assets.
During the year ended April 30, 2023, the Funds made no borrowings against the line of credit.
13. Subsequent Events
Management has evaluated subsequent events for the Funds through the date this report was issued.
On June 21, 2023, after consideration and evaluation of various factors and information, the Board of Trustees approved the termination with and the services of Easterly Investment Partners LLC as subadviser for the Morningstar U.S. Equity Fund. This termination is anticipated to be effective in the third quarter of the calendar year.

Morningstar Funds Trust    April 30, 2023

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Morningstar Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Morningstar Funds Trust (the “Trust”) (comprising Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, Morningstar Multisector Bond Fund, Morningstar Global Opportunistic Equity Fund and Morningstar Alternatives Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of April 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from November 2, 2018 (commencement of operations) through April 30, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morningstar Funds Trust at April 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended and the period from November 2, 2018 (commencement of operations) through April 30, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
ERNST & YOUNG LLP
We have served as the Trust’s auditor since 2018.
Chicago, Illinois
June 28, 2023

Morningstar Funds Trust    April 30, 2023

Fund Expenses (unaudited)
As a shareholder of a series within Morningstar Funds Trust, you incur ongoing costs, including management fees, administration, custody, sub-accounting, trustees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of a six month period and held for the entire period, November 1, 2022 through April 30, 2023.
Actual Expenses
The three columns for each Fund in the table under the "Actual" heading provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the second column for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The last three columns for each Fund in the table under the "Hypothetical (5% return)" heading provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the last three columns for each Fund in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
		Actual			Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid* During Period	Beginning Account Value	Ending Account Value	Expenses Paid * During Period
Morningstar U.S. Equity Fund	0.84%	$1,000.00	$1,084.90	$4.34	$1,000.00	$1,020.63	$4.21
Morningstar International Equity Fund	0.98	1,000.00	1,249.80	5.47	1,000.00	1,019.93	4.91
Morningstar Global Income Fund	0.75	1,000.00	1,104.10	3.91	1,000.00	1,021.08	3.76
Morningstar Total Return Bond Fund	0.52	1,000.00	1,078.60	2.68	1,000.00	1,022.22	2.61
Morningstar Municipal Bond Fund	0.58	1,000.00	1,056.50	2.96	1,000.00	1,021.92	2.91

Morningstar Funds Trust    April 30, 2023

Fund Expenses (unaudited) (continued)
		Actual			Hypothetical (5% return)
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid* During Period	Beginning Account Value	Ending Account Value	Expenses Paid * During Period
Morningstar Defensive Bond Fund	0.48%	$1,000.00	$1,032.40	$2.42	$1,000.00	$1,022.41	$2.41
Morningstar Multisector Bond Fund	0.80	1,000.00	1,093.70	4.15	1,000.00	1,020.83	4.01
Morningstar Global Opportunistic Equity Fund	0.77	1,000.00	1,155.30	4.11	1,000.00	1,020.98	3.86
Morningstar Alternatives Fund	1.16	1,000.00	1,015.30	5.80	1,000.00	1,019.04	5.80

*	Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by [181/365] (to reflect the one-half year period).

Morningstar Funds Trust    April 30, 2023

Tax Information (unaudited)
LONG-TERM CAPITAL GAIN — The following Funds designated the below amounts as long-term capital gains, pursuant to Section 852(b)(3)(C) of the Code, for the fiscal year ended April 30, 2023:
Fund	Long-Term Capital Gain
Morningstar U.S. Equity Fund	$17,133,007
Morningstar Global Opportunistic Equity Fund	937,412
CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended April 30, 2023 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:
Fund	Corporate DRD Percentage (%)
Morningstar U.S. Equity Fund	53
Morningstar International Equity Fund	—*
Morningstar Global Income Fund	8
Morningstar Defensive Bond Fund	—*
Morningstar Multisector Bond Fund	1
Morningstar Global Opportunistic Equity Fund	8
Morningstar Alternatives Fund	6
* Amount rounds to less than 0.5%
QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended April 30, 2023, are designated as “qualified dividend income”, as defined in the Act:
Fund	QDI Percentage (%)
Morningstar U.S. Equity Fund	53
Morningstar International Equity Fund	58
Morningstar Global Income Fund	35
Morningstar Defensive Bond Fund	—*
Morningstar Multisector Bond Fund	1
Morningstar Global Opportunistic Equity Fund	47
Morningstar Alternatives Fund	8
* Amount rounds to less than 0.5%
FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:
Fund	Foreign Tax Credit	Foreign Source Income
Morningstar International Equity Fund	$0.03	$0.26

Morningstar Funds Trust    April 30, 2023

Trustees and Officers (unaudited)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Theresa Hamacher (1960)	Trustee and Chairperson of the Board since March 2018	President of Versanture Consulting since 2015	9	Calamos Investment Trust from 2015 to 2017
Linda D. Taylor (1952)	Trustee since April 2018	Chairman and Chief Executive Officer of Clifford Swan Investment Counselors from 2010 to 2020	9	San Pasqual Fiduciary Trust Company Since 2011
Barry P. Benjamin (1957)	Trustee since July 2018	Affiliate Instructor at Loyola University, Maryland since 2020; Partner at PricewaterhouseCoopers LLP from 1991 to 2018; Global Asset and Wealth Management Sector Leader at PricewaterhouseCoopers LLP from 2010 to 2017	9	None
Jennifer Choi (1968)	Trustee since April 2023	Professorial Lecturer in Law at the George Washington University School of Law since 2022; Senior Policy Advisor at Ropes & Gray from 2022 to March 2023; Chief Counsel of the Investment Company Institute (ICI) from 2017 to 2022; Adjunct Professor of Law at American University’s Washington College of Law from 2006 to 2019	9	None

Morningstar Funds Trust    April 30, 2023

Trustees and Officers (unaudited) (continued)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustee of the Trust
Daniel E. Needham(2) (1978)	Trustee President and Principal Executive Officer since 2017	President of Morningstar Inc.’s investment management group, Morningstar Investment Management, LLC and Morningstar Investment Services, LLC since 2015; Chief Investment Officer of Morningstar, Inc.'s investment management group from 2013 to July 2021	9	None
Officers of the Trust
Tracy L. Dotolo (1976)	Principal Financial Officer and Treasurer since March 2018	Senior Principal Consultant at Foreside Fund Officer Services, LLC (dba ACA Group) since May 2016	N/A	N/A
D. Scott Schilling (1960)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Secretary since March 2018	Chief Compliance Officer at Morningstar Investment Management, LLC from January 2000 to November 2018; Chief Compliance Officer at Morningstar Investment Services LLC from July 2001 to November 2018; Chief Compliance Officer at Morningstar Research Services LLC from its inception in November 2016 to November 2018; Global Chief Compliance Officer at Morningstar, Inc. from July 2013 to October 2020	N/A	N/A

Morningstar Funds Trust    April 30, 2023

Trustees and Officers (unaudited) (continued)
Name and Year of Birth	Position with the Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Jaime A. Dubon (1993)	Assistant Treasurer since June 2022	Mutual Fund Accounting Manager at Morningstar Investment Management, LLC since June 2021; Senior Financial Reporting Analyst from September 2019 to June 2021 and Financial Reporting Analyst from August 2017 to August 2019 at Jackson National Asset Management, LLC; Senior Fund Accountant from April 2017 to August 2017 and Fund Accountant from January 2016 to April 2017 at Northern Trust Corporation	N/A	N/A

(1)	The trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (independent trustees).
(2)	Daniel Needham is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.
Availability of Additional Information About the Trustees and Officers
The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge, upon request by calling (877) 626-3224.

Morningstar Funds Trust Privacy Policy (unaudited)
PLEASE READ "OTHER IMPORTANT INFORMATION" SECTION BELOW FOR INFORMATION ABOUT MORNINGSTAR FUNDS TRUST ACCESS TO YOUR PERSONAL INFORMATION

Why?		Financial companies can choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand Morningstar Funds Trust access to your personal information.

What?		Personal information includes, but is not limited to:
	►	Your name, address, phone number, and email address;
	►	Your social security number or other unique identifier;
	►	Your account information, such as account balance and transactions (including account transaction history);
	►	Your demographic information, such as age, income, investment preferences, investment experience, and risk profile.

How?		All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Trust chooses to share; and whether you can limit this sharing.

Reasons financial companies can share your personal information	Does Morningstar Funds Trust share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations.	See “Other Important Information” below.	No
For our marketing purposes—to offer our products and services.	No	N/A
For joint marketing with other financial companies.	No	N/A
For our affiliates’ everyday business purposes—information about your transactions and experiences.	No	N/A
For our affiliates’ everyday business purposes—information about your creditworthiness.	No	N/A
For our affiliates to market to you.	No	N/A
For nonaffiliates to market to you.	No	N/A

Who we are		Who is providing this notice? Morningstar Funds Trust

What we do		How does Morningstar Funds Trust protect your personal information?
Security measures are in place to protect against unauthorized access to, or unauthorized alteration, disclosure or destruction of personal information. Secure data networks are protected by industry standard firewall and password protection systems.
How does Morningstar Funds Trust collect your personal information?
We will collect your personal information if you open an account directly with us or if you gave us your personal information; however, please read the "Other Important Information" section below.
Why can’t you limit sharing?
Federal law gives you the right to limit only:
	►	sharing for affiliates’ everyday business purposes—information about your creditworthiness;
	►	affiliates from using your information to market to you;

	►	sharing for nonaffiliates to market to you.
State laws and individual companies’ policies may give you additional rights to limit sharing.

Definitions		Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
	►	Morningstar Funds Trust’s investment adviser is Morningstar Investment Management LLC, a wholly owned subsidiary of Morningstar, Inc. Morningstar Investment Services LLC, a wholly owned subsidiary of Morningstar Investment Management LLC, is the sponsor of the Morningstar Managed Portfolios advisory service.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	►	The Trust does not share your personal information with nonaffiliates for marketing their services to you.
Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	►	The Trust does not have such an agreement in place.

Other Important Information		Morningstar Funds Trust ("Morningstar Funds") are available through investment programs provided by financial institutions (each a "Program")
Such Programs include, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants, and solutions provided in model marketplaces. The financial institution’s client’s assets are held at a nonaffiliated custodian (“Custodian”) who report buy/sells of Morningstar Funds shares to the Trust’s transfer agent at an aggregate level (e.g., omnibus). Because of this, under normal circumstances, the Trust does not have personal information of the shareholders of the Morningstar Funds. From time-to-time, Morningstar Funds Trust may seek shareholder’s personal information to fulfill regulatory requirements and/or obligations. In those instances, Morningstar Funds Trust will not make your personal information available to anyone other than the above-mentioned affiliates. Morningstar Funds Trust reserves the right to change this policy at any time by distributing and/or posting a new privacy policy without notice.

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited)
The Morningstar Funds Trust (the “Trust”) is a Delaware statutory trust organized under the laws of the State of Delaware on March 1, 2017 and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940. The Trust consists of nine (9) series (each series a “Fund”, collectively the “Funds”). Each Fund has an Investment Advisory Agreement with Morningstar Investment Management LLC (“Morningstar”) and each Fund also has at least one Subadvisory Agreement with a Subadviser to that Fund.
The Funds and their Subadvisers that were approved by the Board of Trustees of the Trust (the "Board") during the Fund’s most recent fiscal half year were:

Morningstar U.S. Equity Fund	Morningstar Municipal Bond Fund

• ClearBridge Investments, LLC	• T. Rowe Price Associates, Inc.
• Diamond Hill Capital Management, Inc.	• Allspring Global Investments, LLC
• Easterly Investment Partners LLC
• Massachusetts Financial Services Company (d/b/a MFS Investment Management)
• Wasatch Advisors, Inc.	Morningstar Defensive Bond Fund
• Westwood Management Corp.
• First Pacific Advisors, LP

Morningstar International Equity Fund	Morningstar Multisector Bond Fund

• Harding Loevner LP	• Loomis, Sayles & Company, L.P.
• Harris Associates L.P.	• TCW Investment Management Company LLC
• Lazard Asset Management LLC	• Voya Investment Management Company, LLC
• T. Rowe Price Associates, Inc.
○ T. Rowe Price Singapore Private Ltd	Morningstar Global Opportunistic Equity Fund

Morningstar Global Income Fund	• Lazard Asset Management LLC

• Cullen Capital Management, LLC	Morningstar Alternatives Fund
• Western Asset Management Company, LLC
• BlackRock Financial Management, Inc.
Morningstar Total Return Bond Fund	○ Blackrock International Limited
• SSI Investment Management, LLC
• BlackRock Financial Management, Inc.	• Water Island Capital, LLC
○ Blackrock International Limited
○ Blackrock (Singapore) Private Limited
• Western Asset Management Company, LLC

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
Board Approval/Renewal of the Investment Advisory Agreement and the Subadvisory Agreements
One of the primary responsibilities of the Board is to determine whether to renew the Funds’ Investment Advisory Agreement with Morningstar and the Funds’ respective Subadvisory Agreements (together, the “Agreements”). The Funds’ Investment Advisory Agreement and Subadvisory Agreements were scheduled to expire at the end of April 2023. In March 2023, the Board met to consider whether to renew these Agreements for a one-year period, through April 30, 2024.
The Board decided to renew the Agreements. This note reviews the factors that the Board considered and discusses its conclusions. This introductory section of this note highlights key considerations in the approval/renewal process. The body of this note, which follows, provides more details of the review process undertaken by and the conclusions reached by the Board.
Key Considerations
While the Board reviewed many factors as part of its decision-making process, the Board would like to highlight two of those factors: fund expenses and investment performance.
•  Fund Expenses – Fund expenses are an important factor because they directly affect shareholder returns. The Board noted that one of Morningstar’s investment principles - minimizing costs - is consistent with this view. The Board continues to be encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of voluntary expense waivers and expense reimbursements.
In its review of Fund expenses, the Board noted that, for seven of the nine Funds, actual total expenses and, for eight of the nine Funds, actual management fees paid as a percentage of average net assets were either at or below the median actual total expenses or actual management fees paid for a peer group of comparable funds. For the Municipal Bond Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.006%. For the U.S. Equity Fund, actual total expenses exceeded the peer group median by 0.021% and actual management fees paid exceeded the peer group median by 0.022%.
The Board discussed with Morningstar management plans for increasing assets in the Funds as a way of reducing the total expense levels through economies of scale. The Board concluded that the fees were fair and reasonable. For more information, see “Fund Expenses” below. Information about the peer groups can be found below under “Renewal of the Agreements.”
•  Investment Performance – Fund performance was also important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds that invest in similar types of securities, its performance relative to an index benchmark, and its risk-adjusted performance. The Board also considered the limited performance history of the Funds. Performance as compared to peer funds for calendar year 2022 was mostly positive:
○	The Alternatives Fund, Municipal Bond Fund, Global Income Fund, U.S. Equity Fund, and Global Opportunistic Equity Fund performed in the second-best performing quintile of their categories (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile);

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
○	The International Equity Fund and Defensive Bond Fund performed in the middle performing quintile of their categories (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile);

○	The Multisector Bond Fund and Total Return Bond Fund performed in the lowest-performing quintile of their categories (i.e., 5th out of 5 performing quintiles, with 1st quintile being the best performing quintile).
The Board focused on those Funds with underperformance and extensively discussed the underperformance with Morningstar. The Board further noted the improvements in many of the Funds in their relative performance from last year. The Board was encouraged by the overall improvements in Fund performance. The Board also reviewed and noted personnel changes and enhancements to the investment processes.
For more information, including a discussion of the performance of individual Funds, see “Investment Performance” below.
The Board invites comments from shareholders on this disclosure and how it may be enhanced. Shareholders may email the Board with their suggestions at BoardofTrustees.MorningstarFundsTrust@morningstar.com
Renewal of the Agreements
At a Board of Trustees meeting on March 14, 2023, the Board unanimously approved the renewal of the Agreements. The Board determined that the Agreements, including the investment advisory and subadvisory fees in the Agreements, were fair and reasonable.
Prior to making these approvals, the Board considered materials and presentations related to the Agreements. Among the topics addressed in these materials and presentations were:
•  The services that Morningstar and each Subadviser provided and would provide to each Fund.
•   Morningstar’s investment management operations.
•  The investment approach for each Fund and whether this investment approach was being followed by Morningstar and each Subadviser.
•  The due diligence conducted on each Subadviser by Morningstar, and Morningstar’s reasons for recommending the retention of each Subadviser and the renewal of the related Subadvisory Agreement.
•  The due diligence conducted by the Trust’s Chief Compliance Officer with regard to compliance programs and capabilities of Morningstar and each Subadviser.
•  The services that the custodian, fund administrator, transfer agent and distributor provided and would provide to each Fund.
•  The fees paid and to be paid to service providers to each Fund, including Morningstar and each Subadviser.

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
•  The expense ratio for each Fund, reflecting both the fees paid and to be paid to service providers and expenses incurred and to be incurred directly by each Fund.
•  Expense limitation arrangements, to be achieved by fee waivers and expense reimbursements by Morningstar.
The information obtained by the Board during the renewal process included a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent analyst. The analysis in the report was based on data from Lipper, Inc.
The report from Broadridge analyzed each Fund’s performance and risk relative to other funds that invest in similar types of securities. The analysis covered performance for the periods ended December 31, 2022.
In addition, the report analyzed each Fund’s expenses relative to a smaller group of comparable funds selected by Broadridge. These “peer groups” of comparable funds were composed of funds with similar investment objectives that were distributed in a similar manner to the Funds (e.g., funds with similar distribution platforms and that are sold as part of a multi-asset solution program).
Because these peer groups contained a limited number of funds, the Board requested that Broadridge prepare “supplemental peer groups” that included comparable funds that are available outside of multi-asset solution programs and received the results of these supplemental peer groups. The Board considered the “supplemental peer groups”, but ultimately concluded that the original peer groups were more appropriate as a comparison than the supplemental peer groups. The Board also noted that quintile rankings for the Funds in the original peer groups as compared to the rankings in the supplemental peer groups were similar, except that there were three additional Funds (International Equity Fund, Total Return Bond Fund and Multisector Bond Fund) that had total expense quintile rankings that were less favorable (i.e., higher expenses) than the middle quintile (i.e., 4th or 5th quintile total expense rankings) and one additional Fund (International Equity Fund) that had an actual management fee quintile ranking that was less favorable (i.e., higher fee) than the middle quintile (i.e., 4th or 5th quintile actual management fee ranking). The information presented under “Key Considerations” above and “Fund Expenses” below is from the original peer group.
The Board noted meaningful differences between the peer groups and the Funds. Specifically, some of the funds in the peer groups have a larger asset base and longer performance history than the Funds. In addition, some of the funds in the peer groups are distributed through propriety sales channels, while the Funds are distributed through non-proprietary channels and as part of an investment advisory solution offered by financial institutions. Despite these differences, the Board concluded that the Broadridge report was helpful in the review process.
The Board also considered that the fee and expense information reflected information as of a certain date and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.
In addition, the Board’s deliberations were also informed by the meetings that the Board had held since the prior renewal of the Agreements in 2022 with representatives of Morningstar, certain Subadvisers and the Trust’s Chief Compliance Officer.

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
Throughout the approval process, the Independent Trustees received assistance from independent counsel. The Independent Trustees met separately with independent counsel. More information about the Independent Trustees and their role is available at https://www.morningstar.com/company/morningstar-funds-governance.
Factors Considered
In making their determination, the Board considered multiple factors. The Board did not quantify or assign relative weights to the factors. Each member of the Board may have assigned different weights to the factors.
The factors considered included:
•  The investment performance of each Fund and the performance of Morningstar and each Subadviser in achieving this performance.
•  Whether each Fund had operated in accordance with its investment objective.
•  The fairness of the compensation under the Investment Advisory Agreement and Subadvisory Agreements.
•  The expense ratio to be borne by shareholders, considering the combined effect of the pricing structure of each Fund and existing fee waivers and expense reimbursements.
•   Morningstar’s investment principles.
•  The nature, extent and quality of services that Morningstar and each Subadviser provided and would be expected to provide to each Fund.
•  The background, experience, personnel (including talent management and related diversity, equity, and inclusion matters), operations, technology, policies, procedures and compliance functions of Morningstar and each Subadviser, including their experience as managers of other funds and accounts, their investment management approaches and resources, their financial condition and their reputation in the industry.
•  The compatibility of each Subadviser’s operations, policies, procedures and compliance functions with those of Morningstar and other service providers to the Funds.
•  The Trust’s Chief Compliance Officer’s review of the compliance programs and capabilities of Morningstar and of each Subadviser, including the policies and procedures in place to address actual and potential conflicts of interest.
•  Morningstar’s risk management program, especially those aspects of the program related to selecting and overseeing the Subadvisers to each Fund.
•  The use of derivatives and other complex instruments to carry out each Fund’s investment goals.
•  Each Subadviser’s risk management program.
•  Profitability matters and economies of scale.

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
The following discussion reviews some of the primary components of the Board’s decision to approve the renewal of the Agreements. This discussion is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.
Services Provided
The Board reviewed each Fund’s investment goal, Morningstar’s and each Subadviser’s investment strategy to achieve that goal, and Morningstar’s and each Subadviser’s success in achieving, and ability to continue to achieve, that investment strategy.
The Board considered Morningstar’s investment principles, as well as Morningstar’s values and culture. They concluded that the principles were consistent with shareholder interests and, in light of Morningstar’s values and culture, believe Morningstar has, and will continue to be able to, manage the Funds in a manner consistent with those principles.
The Board took note of Morningstar’s responsibilities as the investment adviser to each Fund which include:
•  Performance of due diligence of each Subadviser’s risk management, operations, trading activities, technology and financial condition.
•  Oversight and monitoring of the day-to-day investment activities of the Subadvisers and the ongoing assessment of their performance.
•  Morningstar’s implementation and execution of its research ideas generated using custom exposure portfolios constructed by Morningstar (“Equity Sleeves”).
•  Portfolio construction for each Fund, involving asset allocation among Subadvisers, exchange-traded funds, Equity Sleeves, cash and other investments.
•  Provision of investment oversight in certain instances.
•  Risk management.
•  Oversight and monitoring of the Subadvisers’ compliance with the investment mandate, compliance policies and procedures and federal securities laws.
•  Reporting to the Board.
•  The implementation of the Board’s directives with regard to the Funds.
With respect to the services provided by the Subadvisers, the Board took note of the responsibilities that each Subadviser has with respect to the portion of a Fund’s assets allocated to the Subadviser by Morningstar. These responsibilities include implementing the investment strategies for that portion of each Fund’s assets and ensuring compliance with the investment policies and limitations. The Board considered the performance of the Subadvisers in managing the Funds. The Board considered Morningstar’s rationale for recommending the continued retention of each Subadviser.

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
The Board considered other investment advisory services offered by Morningstar and each Subadviser, as well as any potential conflicts in connection with providing these services. The Board also considered Morningstar’s fees charged to other clients and the reasons for any differences in these fees.
Based on their review, the Board was satisfied with the nature, extent and quality of the overall services provided and to be provided by Morningstar and each Subadviser. The Board was confident in the abilities of Morningstar and each Subadviser to continue to implement the respective investment strategy and to continue to provide quality services to each Fund.
Investment Performance
Fund performance was also very important to the Board. In evaluating performance, the Board looked at each Fund’s performance relative to other funds with the same investment objective, its performance relative to its index benchmark, and its risk-adjusted performance. The Board also considered the limited performance history of the Funds.
The Board also considered whether each Fund had operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance. The Board took into account discussions at Board meetings since the Board’s prior renewal of the Agreements in 2022 with representatives of Morningstar about Fund investment performance.
In addition to reviewing absolute and relative Fund performance, the Board periodically considers the appropriateness of Fund performance metrics in evaluating the results achieved. The Board periodically reviews the performance benchmarks for each Fund recommended by Morningstar and the process used by Morningstar to develop its benchmark recommendations; the Board also periodically reviews how these benchmarks are used to evaluate the performance of each Fund, of Morningstar and of each Subadviser.
One of the performance metrics used by the Board in evaluating performance is the Sharpe Ratio.  The Sharpe Ratio is a way to measure a fund’s risk-adjusted returns. It measures a fund’s “excess performance” per unit of risk. Excess performance (return above the three-month T-bill) is divided by monthly standard deviation (risk) to assess a fund’s risk-to-return trade-off relative to similar funds. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance has been.  You can use Sharpe Ratios to directly compare two similar funds to see which delivered more reward per unit of risk taken, or to see how a fund’s risk-adjusted return compares with the average fund in the category or its benchmark.
A summary of the Board’s review of each Fund’s performance follows:
Morningstar Alternatives Fund – The Fund had total returns in the second-best performing quintile of multistrategy funds (i.e., 2nd out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2022 and total returns in the middle performing quintile of multistrategy funds for the three-year period ended December 31, 2022. The Fund outperformed its benchmark of the Morningstar U.S. Cash T-Bill TR USD for the three-year period ended December 31, 2022, but underperformed its benchmark for the one-year period ended December 31, 2022. The Fund’s Sharpe Ratio for the one- and three-year periods ended December 31, 2022 were in the second-lowest and second-best performing quintiles,

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
respectively. The Board noted the improvement in relative performance as compared to last year. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Defensive Bond Fund – The Fund had total returns in the middle performing quintile of short-term bond funds (i.e., 3rd out of 5 quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2022 and total returns in the best performing quintile of short-term bond funds for the three-year period ended December 31, 2022. The Fund outperformed its benchmark of the Bloomberg U.S. Aggregate Index for the three-year period ended December 31, 2022, but underperformed its benchmark for the one-year period ended December 31, 2022. The Fund’s Sharpe Ratio for the one- and three-year periods ended December 31, 2022 were in the lowest and second-best performing quintiles, respectively. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Global Income Fund – The Fund had total returns in the second-best performing quintile of global allocation funds (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2022 and total returns in the second-lowest performing quintile of global allocation funds for the three-year period ended December 31, 2022. The Fund outperformed its benchmark of the Morningstar Global Income Blended Index for the one-year period ended December 31, 2022, but underperformed its benchmark for the three-year period ended December 31, 2022. The Fund’s Sharpe Ratio was in the middle performing quintile for the one- and three-year periods ended December 31, 2022. The Board noted the improvement in relative performance as compared to last year and that such relative improvement would not have a significant impact on the relative performance for the three-year period ended December 31, 2022. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar International Equity Fund – The Fund had total returns in the middle performing quintile of foreign large blend funds (i.e., 3rd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one -year period ended December 31, 2022 and had total returns in the second-lowest performing quintile of foreign large blend funds for the three-year period ended December 31, 2022. The Fund outperformed its benchmark of the Morningstar Global Markets Ex-U.S. Index (net) for the one-year period ended December 31, 2022, but underperformed its benchmark for the three-year period ended December 31, 2022. The Fund’s Sharpe Ratio was in the best performing quintile for the one- and three-year periods ended December 31, 2022. The Board noted the improvement in relative performance as compared to last year and that such relative improvement would not have a significant impact on the relative performance for the three-year period ended December 31, 2022. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Multisector Bond Fund – The Fund had total returns in the lowest performing quintile of multisector bond funds (i.e., 5th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and three-year periods ended December 31, 2022. The Fund underperformed its

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
benchmark of the Morningstar Multisector Bond Blended Index for both of these periods. The Fund’s Sharpe Ratio for the one- and three-year periods ended December 31, 2022 were in the best and lowest performing quintiles, respectively. The Board discussed with Morningstar the reasons for the relative underperformance for the one- and three-year periods ended December 31, 2022, which was due to the underweight to U.S. high yield bonds as well as lagging returns generated by the Fund’s three Subadvisers. The Board discussed the mandate review and implementation of a new Subadviser that occurred during the year ended December 31, 2022 and the impact that such actions had and were expected to have on future performance The Board also took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Municipal Bond Fund – The Fund had total returns in the second-best performing quintile of muni national intermediate funds (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and three-year periods ended December 31, 2022. However, the Fund underperformed its benchmark of the Morningstar Municipal Bond Blended Index for both of these periods. The Fund’s Sharpe Ratio for the one- and three-year periods ended December 31, 2022 were in the middle and second-best performing quintiles, respectively. The Board noted the improvement in relative performance as compared to last year for the one- and three-year periods ended December 31, 2022. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
Morningstar Total Return Bond Fund – The Fund had total returns in the lowest performing quintile of intermediate core bond funds (i.e., 5th out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2022 and total returns in the second-lowest performing quintile of intermediate core bond funds for the three-year period ended December 31, 2022. The Fund underperformed its benchmark of the Bloomberg U.S. Aggregate Bond Index for both the one- and three-year periods ended December 31, 2022. The Sharpe Ratio for the one- and three-year periods ended December 31, 2022 were in the middle and second-best performing quintiles, respectively. The Board discussed with Morningstar the reasons for the relative underperformance for the one- and three-year periods ended December 31, 2022, which was primarily due to an allocation to a Subadviser whose investment-grade corporate allocation and interest rate duration was negatively impacted by the rising inflation and interest rate environment. The Board discussed the rising inflation and interest rate environment and the performance of the Subadviser in light of expectations in this environment.  The Board determined that no changes to the Fund’s Subadvisers were warranted at this time. The Board also took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance, including the performance of the underperforming Subadviser.
Morningstar Global Opportunistic Equity Fund  – The Fund had total returns in the second-best performing quintile of global allocation funds (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one- and three-year periods ended December 31, 2022. The Fund outperformed its benchmark of the Morningstar Global Opportunistic Index for both of these periods. The Fund’s Sharpe Ratio was in the best performing quintile for the one- and three-year periods ended December 31, 2022. The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
Morningstar U.S. Equity Fund –  The Fund had total returns in the second-best performing quintile of large blend funds (i.e., 2nd out of 5 performing quintiles, with 1st quintile being the best performing quintile) for the one-year period ended December 31, 2022 and total returns in the lowest performing quintile of large blend funds for the three-year period ended December 31, 2022. The Fund outperformed its benchmark of the Morningstar U.S. Market TR USD Index for the one-year period ended December 31, 2022, but underperformed its benchmark for the three-year period ended December 31, 2022. The Fund’s Sharpe Ratio was in the second-best performing quintile for the one- and three-year periods ended December 31, 2022. The Board noted that there was again improvement in relative performance as compared to last year and that such relative improvement would not have a significant impact on the relative performance for the three-year period ended December 31, 2022.  The Board took into account the limited performance history of the Fund, and the Board concluded that no changes with respect to the Fund were warranted at the time and noted that it would continue to monitor future performance.
The Cost of Services
The Board considered the cost of the services provided and to be provided and the profits or losses realized by Morningstar and each Subadviser from a relationship with the Funds.
As requested by the Board, Morningstar provided profitability information for each Fund, as well as aggregate profitability information for all of the Funds, using a revenue and cost allocation methodology that was reviewed and discussed with the Board.
The Board noted that each Fund had incurred considerable expenses since its formation and that these expenses were largely absorbed by Morningstar through fee waivers and expense reimbursements. Beyond the waiver and reimbursement agreements, Morningstar paid certain start-up costs that otherwise could have been borne by the Funds.
The Board also considered the fees charged by Morningstar to other clients. The Board noted that Morningstar charges lower fees to some other clients but that the services provided to those accounts, are not similar. Morningstar reviewed with the Board the broader scope of services it provides to the Funds, including management of cash flows as a result of redemptions and purchases, oversight of service providers, preparation of annual registration statement updates, preparation of financial information, and compliance with federal and state laws and regulations. These services require a higher level of infrastructure, including personnel, office space, technology and legal support. Morningstar also highlighted the significant business, reputational and other risks associated with launching, sponsoring and maintaining the Funds.
The Board noted that Morningstar does not have an affiliated entity providing transfer agent, custodial, broker-dealer, fund administration or other services to the Funds. Therefore, Morningstar does not generate additional fees for itself through Fund services provided by related entities. The lack of supplemental sources of revenue was a significant factor to the Trustees.

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
With regard to the Subadvisers, the Board noted that the subadvisory fees are paid to each Subadviser by Morningstar and are not additional fees borne by each Fund. These fees were the product of arms-length negotiations between Morningstar and each Subadviser. As a result, the costs of the services and the profits of the Subadvisers from their relationships with the Funds were not a material factor in the Board’s consideration of the Subadvisory Agreements.
The Board considered other actual and potential benefits (often called “fall-out benefits”) that accrue to Morningstar and each of the Subadvisers from managing the Funds. These benefits include the acquisition and use of research services by the Subadvisers with commissions generated by the Funds (known as “soft dollar” arrangements). The Board noted that soft dollar arrangements may result in the Funds bearing costs to purchase research that may be used by the Subadvisers with other clients and may reduce the Subadvisers’ expenses.
The Board also considered reviews undertaken by the Trust’s Chief Compliance Officer concluding that these arrangements are consistent with regulatory requirements. The Board noted that Morningstar itself does not use soft dollar arrangements.
The Board considered the substantial costs incurred by Morningstar related to the launch of the Funds and, while Morningstar’s revenues increased over the past year, the Board was satisfied that the profitability was not excessive as Morningstar did not generate profits (after corporate expenses are allocated to Fund operations) with respect to the operations of any of the Funds.
Fund Expenses
Fund expenses are an important factor because they directly affect shareholder returns. In reviewing fund expenses, the Board placed emphasis on total expenses as a percentage of assets (after fee waivers and expense reimbursements by Morningstar) because they represent the total costs to shareholders of investing in the Funds. However, the Board also considered the components of total expenses, namely the actual management fee paid (after fee waivers and expense reimbursements by Morningstar), transfer agent expenses, custodial expenses and other expenses. The Board also reviewed, but placed less emphasis on, the contractual management fee before waivers and expense reimbursements.
The Board noted that one of Morningstar’s investment principles for investment management is minimizing costs. In this regard, the Board was encouraged by Morningstar’s commitment to lowering costs to shareholders, notably through its implementation of fee waivers and expense reimbursements by Morningstar.
In its review of Fund expenses, the Board noted that, for seven of the nine Funds, actual total expenses and, for eight of the nine Funds, actual management fees paid as a percentage of average net assets were either at or below the median actual total expenses or actual management fees paid for a peer group of comparable funds. For the Municipal Bond Fund, actual total expenses as a percentage of average net assets exceeded the peer group median by 0.006%. For the U.S. Equity Fund, actual total expenses exceeded the peer group median by 0.021% and actual management fees paid exceeded the peer group median by 0.022%. The Board discussed with Morningstar management plans for increasing assets in the Funds as a way of reducing the total expense levels through economies of scale.

Morningstar Funds Trust    April 30, 2023

Board Approval of Investment Advisory and Subadvisory Agreements (unaudited) (continued)
Based upon its consideration of all these factors, the Trustees determined that the investment advisory and subadvisory fee structure for each Fund was fair and reasonable.
Economies of Scale
The Board considered economies of scale that may be realized by Morningstar and each Subadviser as each Fund grows larger and the extent to which these economies would be shared with each Fund’s shareholders, including through increased services to the Funds, through expense limitation arrangements, or through fee or expense ratio reductions (such as breakpoints in the fee schedule). The Board noted that Morningstar implemented an expense limitation arrangement which has been and will continue to be reevaluated periodically.
The Board concluded that economies of scale were not a significant factor with regard to the management fee at this time given the current assets in the Funds and the limited operating history of the Funds and that the expense limitation arrangement is in effect.
Conclusion
After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Board—including a majority of the Independent Trustees with the assistance of independent counsel—approved the renewal of the Agreements and concluded that the investment advisory and subadvisory fee structure provided for in the agreements was fair and reasonable.

Morningstar Funds Trust    April 30, 2023

Additional Information (unaudited)
Proxy Voting Policies and Proxy Voting Record
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, which, in turn, has delegated such responsibility to the subadvisers for their respective assets managed, as applicable. The Adviser and each subadviser will vote such proxies in accordance with its proxy policies and procedures, which are available, free of charge, by calling 877-626-3224.  Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by call 877-626-3224 and (2) on the SEC’s website at http://sec.gov.
Form N-PORT Disclosure
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT (and its predecessor form, Form N-Q) filings are available on the SEC’s website at http://www.sec.gov.

Morningstar Funds Trust is available to citizens or
legal residents of the United States or its territories through model portfolios designed and maintained by a financial institution including the Adviser.
Adviser
Morningstar Investment Management LLC
22 West Washington Street
Chicago, Illinois 60602
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Prospectus
Please go to http://connect.rightprospectus.com/Morningstar
to access the Morningstar Funds Trust prospectus.
Shareholder Rights
When you buy shares in a fund of the Morningstar Funds Trust, you become a shareholder of that fund. As a shareholder, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. The Board of Trustees for the Morningstar Funds Trust is committed to representing your interests as well as implementing and maintaining sound fund governance principles. To learn more about the Board of Trustees please go to https://www.morningstar.com/company/morningstar-funds-governance.
This report is general information for the shareholders of the Morningstar Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Views, opinions, portfolio holdings and other information expressed or noted herein are as of the end of the reporting period and are subject to change. Such views and opinions are not to be viewed as investment advice.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

As of April 30, 2023, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including any implicit waivers, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Barry P. Benjamin and Theresa Hamacher are the “audit committee financial experts” and are “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Item 4(a): Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $440,000 in 2023 and $415,000 in 2022.

Item 4(b): Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are NONE in 2023 and NONE in 2022.

Item 4(c): Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for RIC tax compliance and diversification review, tax advice and tax return review are $135,475 in 2023 and $193,925 in 2022.

Item 4(d): All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item are NONE in 2023 and NONE in 2022.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter and Audit Committee Pre-Approval Policies and Procedures, each adopted on March 9, 2018 and amended most recently on June 21, 2023, the Audit Committee shall, to the extent required by applicable regulations, pre-approve (i) all audit, audit-related and permitted non-audit services rendered by the independent auditors to a series of the registrant (“Fund”) and (ii) all non-audit services rendered by the independent auditors to a Fund’s investment adviser and to certain of the investment adviser’s affiliates, as applicable. The Audit Committee has implemented policies and procedures by which such services may be pre-approved other than by the full Committee (for example, by any Committee member who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)).

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended April 30, 2023 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

Item 4(g): Aggregate Non-Audit Fees

The aggregate non-audit fees and services billed by E&Y for services rendered to the registrant and service affiliates for the last fiscal year was $135,475 in 2023 and $193,925 in 2022.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining E&Y’s independence in performing audit services.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morningstar Funds Trust

By	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel E. Needham
Daniel E. Needham, President
(Principal Executive Officer)

Date: July 5, 2023

By	/s/ Tracy L. Dotolo
Tracy L. Dotolo, Treasurer
(Principal Financial Officer)

Date: July 5, 2023